UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: August 31

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Date of reporting period: August 31, 2021

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared thirteen annual reports to shareholders for the period ended August 31, 2021 for series of John Hancock Funds II with August 31 fiscal year end. The first report applies to 5 John Hancock Multi-Index Lifestyle Portfolios, the second report applies to John Hancock Alternative Asset Allocation Fund, the third report applies to the John Hancock Blue Chip Growth Fund, the fourth report applies to the John Hancock Equity Income Fund, the fifth report applies to the John Hancock Small Cap Value Fund, the sixth report applies to the John Hancock Fundamental Global Franchise Fund, the seventh report applies to the John Hancock Small Cap Growth Fund, the eighth report applies to the John Hancock International Small Company Fund, the ninth report applies to the John Hancock Real Estate Securities Fund, the tenth report applies to the John Hancock Emerging Markets Fund, the eleventh report applies to the John Hancock the Multi-Asset High Income Fund, the twelfth report applies to the John Hancock Emerging Markets Debt Fund, and the thirteenth report applies to the John Hancock New Opportunities Fund.

John Hancock Investment Management

A company of Manulife Investment Management

Annual report

John Hancock

Multi-Index

Lifestyle

Portfolios

Asset allocation

August 31, 2021

A message to shareholders

Dear shareholder,

Equity markets performed well during the 12 months ended August 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide. Performance in the equity markets cooled somewhat during the summer due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.

Bond market performance was mixed as interest-rate-sensitive segments—particularly longer-term U.S. Treasuries—came under pressure from rising inflation and concerns that the U.S. Federal Reserve could begin to raise interest rates by the end of the year. Credit-oriented fixed-income investments, primarily high-yield bonds, posted stronger results thanks to improving corporate balance sheets and investors' heightened demand for yield.

In these uncertain times, your financial professional can assist with positioning your portfolio so that it's sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

Multi-Index Lifestyle Portfolios

2Multi-Index Lifestyle Portfolios at a glance

5Manager's discussion of portfolio performance

7Multi-Index Lifestyle Aggressive Portfolio

8Multi-Index Lifestyle Growth Portfolio

9Multi-Index Lifestyle Balanced Portfolio

10Multi-Index Lifestyle Moderate Portfolio

11Multi-Index Lifestyle Conservative Portfolio

12Your expenses

14Portfolios' investments

18Financial statements

22Financial highlights

27Notes to financial statements

37Report of independent registered public accounting firm

38Tax information

39Evaluation of advisory and subadvisory agreements by the Board of Trustees

45Statement regarding liquidity risk management

46Trustees and Officers

49More information

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 1

Multi-Index Lifestyle Portfolios at a glance

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Most asset classes posted gains for the period

The rollout of COVID-19 vaccines, accommodative central bank policies, and the sizable fiscal stimulus provided by the U.S. government contributed to robust investor sentiment.

The portfolios outpaced their respective benchmarks prior to any applicable sales charges

Favorable asset allocation in fixed income and certain equity sectors were key contributors.

Allocations to certain strategies and sectors detracted

The portfolios' investments in defensive sectors and U.S. Treasury Inflation-Protected Securities were among the laggards.

PORTFOLIO ALLOCATION AS OF 8/31/2021 (% of net assets)

HIGHER POTENTIAL RETURN AND RISK

Multi-Index Lifestyle Aggressive Portfolio

Equity	98.3

Fixed income	0.7

U.S. Government	1.0

Multi-Index Lifestyle Growth Portfolio

Equity	81.0
Fixed income	15.1

U.S. Government	3.9

Multi-Index Lifestyle Balanced Portfolio

Equity	61.5
Fixed income	30.5

U.S. Government	7.9

Short-term investments and other	0.1

Multi-Index Lifestyle Moderate Portfolio

Equity	41.7
Fixed income	49.9

U.S. Government	8.2

Short-term investments and other	0.2

Multi-Index Lifestyle Conservative Portfolio

Equity	21.3

Fixed income	69.7

U.S. Government	8.9

Short-term investments and other	0.1

LOWER POTENTIAL RETURN AND RISK

2 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

Multi-Index Lifestyle Aggressive Portfolio

Class A shares (without sales charge)

Morningstar U.S. Aggressive Target Allocation Index

Morningstar 85%+ equity allocation fund category average

29.83 28.45 31.03

13.24	15.01		13.68	15.01	12.83
		12.30				10.48	11.61

1 year	3 year

Multi-Index Lifestyle Growth Portfolio

Class A shares (without sales charge)

Morningstar U.S. Moderately Aggressive Target Allocation Index Morningstar 70-85% equity allocation fund category average

5 year	Since inception
(12-30-13)

24.30 23.35

25.51

12.08 13.42

10.72

11.75	13.02
		10.79	9.25	10.28

1 year	3 year

Multi-Index Lifestyle Balanced Portfolio

Class A shares (without sales charge)

Morningstar U.S. Moderate Target Allocation Index Morningstar 50-70% equity allocation fund category average

21.02

18.85 18.03

11.92

10.66 10.75

5 year	Since inception
(12-30-13)
9.79	11.07	9.92
9.08
7.94

1 year	3 year	5 year	Since inception
(12-30-13)

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 3

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

Multi-Index Lifestyle Moderate Portfolio

Class A shares (without sales charge)

Morningstar U.S. Moderately Conservative Target Allocation Index Morningstar 30-50% equity allocation fund category average

13.98

12.50

11.67

8.86 9.43

7.89

7.49	8.15			7.02
		6.90	6.38

1 year	3 year	5 year	Since inception
(12-30-13)

Multi-Index Lifestyle Conservative Portfolio

Class A shares (without sales charge)

Morningstar U.S. Conservative Target Allocation Index

Morningstar 15-30% equity allocation fund category average

8.70
7.07	7.15	7.49
6.59
5.95	5.93
5.34

4.83

5.47

4.98

1 year	3 year	5 year	Since inception
(12-30-13)

Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.

The Morningstar Target Allocation Index family consists of indexes that offer a diversified mix of stocks and bonds created for local investors to benchmark their allocation funds. Morningstar's category classification system defines the level of equity and bond exposure for each index.

The Morningstar U.S. Aggressive Target Allocation Index seeks 92.5% exposure to global equity markets.

The Morningstar U.S. Moderately Aggressive Target Allocation Index seeks 77.5% exposure to global equity markets. The Morningstar U.S. Moderate Target Allocation Index seeks 60% exposure to global equity markets.

The Morningstar U.S. Moderately Conservative Target Allocation Index seeks 40% exposure to global equity markets. The Morningstar U.S. Conservative Target Allocation Index seeks 22.5% exposure to global equity markets.

It is not possible to invest directly in an index. Index ﬁgures do not reﬂect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the portfolios' objectives, risks, and strategy, see the portfolios' prospectuses.

4 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Manager's discussion of portfolio performance

Can you describe investment conditions during the 12 months ended August 31, 2021?

Several factors combined to fuel strong gains for the world financial markets in the annual period. First was the rollout of the COVID-19 vaccines and the gradual return to normal business conditions. Growth accelerated from its depressed levels of 2020 as the economy reopened, leading to impressive gains in corporate earnings.

The markets were further aided by the highly accommodative approach of the U.S. Federal Reserve (Fed) and other world central banks, highlighted by a continuation of the stimulative interest-rate and quantitative easing policies put in place during the early stages of the pandemic. U.S. fiscal policy, which featured both multiple spending packages and direct checks to citizens, was another source of support for investor sentiment. Together, these factors helped the markets overcome brief bouts of volatility stemming from increasing inflation and supply chain bottlenecks, as well as China's increasingly aggressive regulatory efforts and the emergence of new variants of COVID-19.

Global equities performed very well during the period. Although all market segments posted gains, value style outperformed growth, U.S. stocks outpaced their international peers, and lower-quality, higher-risk companies generally performed better than those with more defensive characteristics.

In the bond market, the backdrop of improving economic growth weighed on interest-rate-sensitive assets (such as U.S. Treasuries) as investors began to assess the possibility that the Fed may need to begin tightening policy in the next year. However, credit-oriented investments that tend to benefit from stronger growth—including investment-grade corporates, high-yield bonds, and emerging-market debt—produced healthy returns. In all cases, these trends generally reflected investors' hearty appetite for risk and yield at a time of largely positive news flow.

What elements of the portfolios' positioning helped and hurt results?

All portfolios in the series produced positive returns and outperformed their respective benchmarks prior to any applicable sales charges. Several elements of the portfolios' asset allocations contributed positively.

In the fixed-income portfolio, an emphasis on the credit sectors—particularly senior loans and emerging-market debt—added value, as did a corresponding underweight in the more rate-sensitive intermediate core bond category. A position in U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS) contributed in all funds except John Hancock Multi-Index Lifestyle Conservative Fund, which didn't have an allocation to this area. Conversely, an allocation to short-term U.S. Treasury Inflation Protected Securities detracted in all funds with the exception of John Hancock Multi-Index Lifestyle Aggressive Fund.

Positioning within the equity portfolio hurt relative performance. The largest adverse effect came from an allocation to defensive equities. While the category registered a positive absolute return, it did not keep pace with the broader market in the risk-on environment. We continue to view defensives as an essential component of diversification due to the category's potential ability to dampen downside risk during times of market volatility. On the positive side, an underweight in emerging-market stocks contributed, as did an overweight in energy stocks.

The majority of the individual investment products in the portfolios are passively implemented strategies; however, a limited number have the ability to make active allocations decisions regarding sectors, countries, and regions. This element of our strategy detracted from results across all of the portfolios.

How would you describe the portfolio's positioning?

Our analysis currently shows low expected returns for large-cap U.S. stocks and interest-rate-sensitive bonds, the two categories that typically have the highest weightings in asset-allocation portfolios. Seeing limited opportunity in these areas, we maintained a tilt toward small- and mid-cap domestic equities over large caps. We also continued to diversify into international stocks.

Certain Multi-Index Lifestyle Portfolios also feature weightings in areas such as defensive equities and a dedicated sector portfolio. In the latter, we emphasized healthcare, information technology, and financial sector stocks. The portfolios also hold an allocation to real

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 5

assets—which includes real estate investment trusts, infrastructure stocks, and natural resources stocks—since this area can help manage the risk of rising inflation.

On the bond side, we remained focused on credit-oriented areas that we believe should outperform higher-quality government issues at a time of low rates and improving economic growth.

MANAGED BY

Nathan W. Thooft, CFA Robert E. Sykes, CFA

Note about risks

The portfolios may be subject to various risks as described in the portfolios' prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the "Principal risks" section of the prospectus.

The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, and Robert E. Sykes, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multi-Index Lifestyle Aggressive Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Lifestyle Aggressive Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

	Class A shares (with maximum sales charge)1
	Class A shares (without sales charges)1	Ending values 8-31-21
	Index 1
$29,000		$28,564	Index 3
	Index 2
		$23,466	Index 5
	Index 3	$23,225	Index 1
	Index 4	$22,611	Index 2
	Index 5	$21,473
		$20,393

		$15,134	Index 4

10,000

9,500

6,000

12-30-13 8-15 8-16 8-17 8-18 8-19 8-20 8-31-21

ASSET ALLOCATION (% of net assets)

Affiliated investment companies	65.2
Equity	65.2
Large Blend	65.2
Unaffiliated investment companies	33.8
Equity	33.1
Fixed Income	0.7
U.S. Government	1.0

Index 1 is the Morningstar U.S. Aggressive Target Allocation Index which seeks 92.5% exposure to global equity markets from a diversified mix of stocks and bonds.

Index 2 is the John Hancock Lifestyle Aggressive Index which comprises 44.1% of the S&P 500 Index, 16.2% of the MSCI World ex-USA Index, 18.9% of the Russell 2500 Index, 10.8% of the MSCI Emerging Markets Index, 5.0% of the John Hancock Real Asset Blended Index, 0.5% of the ICE BofA U.S. High Yield Index, 0.5% of the JP Morgan EMBI Global Index, and 4.0% of the ICE Bank of America Long U.S. STRIPS Index.

Index 3 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 4 is the MSCI EAFE Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Index 5 is 70% Russell 3000 Index and 30% MSCI All Country World ex-USA Index.

It is not possible to invest directly in an index. Index ﬁgures do not reﬂect expenses or sales charges, which would result in lower returns.

Prior to May 1, 2021, the fund's primary benchmark was the S&P 500 Index. Effective May 1, 2021, the fund's primary benchmark is the Morningstar U.S. Aggressive Target Allocation Index. The Morningstar U.S. Aggressive Target Allocation Index better reflects the universe of investment opportunities based on the fund's investment strategy.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)

	Class A1	Class R62	Class 12	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13

Average annual total returns
1 year	23.32	30.02	30.00	28.45	30.18	31.17	26.12	30.60

5 year	12.51	13.77	13.71	15.01	14.35	18.02	9.72	15.56

Since inception	9.73	10.53	10.49	11.61	11.22	14.66	5.55	11.76
Cumulative returns
5 year	80.32	90.57	90.13	101.19	95.49	128.95	59.03	106.12

Since inception	103.93	115.51	115.02	132.25	126.11	185.64	51.34	134.66

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class R6	Class 1
Gross (%)	1.07	0.65	0.69
Net (%)	1.06	0.64	0.68

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

2For certain types of investors, as described in the portfolio's prospectuses.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 7

Multi-Index Lifestyle Growth Portfolio

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Lifestyle Growth Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Class A shares (with maximum sales charge)1
	Class A shares (without sales charges)1	Ending values 8-31-21
$29,000	Index 1
		$28,564	Index 3
Index 2
		$21,270	Index 5
Index 3
		$21,187	Index 1
Index 4
		$21,073	Index 2
	Index 5	$19,712
$18,720
		$13,157	Index 4

10,000

9,500

6,000

12-30-13 8-15 8-16 8-17 8-18 8-19 8-20 8-31-21

ASSET ALLOCATION (% of net assets)

Affiliated investment companies	51.0
Equity	51.0
Large Blend	51.0
Unaffiliated investment companies	45.1
Equity	30.0
Fixed Income	15.1
U.S. Government	3.9

Index 1 is the Morningstar U.S. Moderately Aggressive Target Allocation Index which seeks 77.5% exposure to global equity markets from a diversified mix of stocks and bonds.

Index 2 is the John Hancock Lifestyle Growth Index which comprises 37.2% of the S&P 500 Index, 13.7% of the MSCI World ex-USA Index, 16.0% of the Russell 2500 Index, 9.1% of the MSCI Emerging Markets Index, 4.0% of the John Hancock Real Asset Blended Index, 1.5% of the ICE Bank of America U.S. High Yield Index, 1.5% of the JP Morgan EMBI Global Index, 1.5% of the S&P/LSTA Leveraged Loan Index, 9.5% of the Bloomberg U.S. Aggregate Bond Index, 4.0% of the ICE Bank of America Long U.S. STRIPS Index, and 2.0% of the Bloomberg 1-5 Year TIPS Index.

Index 3 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 4 is the Bloomberg U.S. Aggregate Bond Index, formerly known as Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. dollar-denominated and non-convertible investment-grade debt issues.

Index 5 is 56% Russell 3000 Index, 24% MSCI All Country World ex-USA Index, 16% Bloomberg U.S. Aggregate Bond Index, and 4% ICE Bank of America U.S. High Yield Index.

It is not possible to invest directly in an index. Index ﬁgures do not reﬂect expenses or sales charges, which would result in lower returns.

Prior to May 1, 2021, the fund's primary benchmark was the S&P 500 Index. Effective May 1, 2021, the fund's primary benchmark is the Morningstar U.S. Moderately Aggressive Target Allocation Index. The Morningstar U.S. Moderately Aggressive Target Allocation Index better reflects the universe of investment opportunities based on the fund's investment strategy.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)

	Class A1	Class R62	Class 12	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	18.08	24.56	24.48	23.35	25.42	31.17	-0.08	24.46

5 year	10.60	11.84	11.78	13.02	12.76	18.02	3.11	13.30
Since inception	8.52	9.31	9.27	10.28	10.20	14.66	3.64	10.34

Cumulative returns
5 year	65.53	74.95	74.53	84.39	82.29	128.95	16.55	86.69

Since inception	87.20	97.94	97.39	111.87	110.73	185.64	31.57	112.70

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class R6	Class 1
Gross (%)	1.06	0.65	0.68
Net (%)	1.06	0.65	0.68

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

2For certain types of investors, as described in the portfolio's prospectuses.

8 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multi-Index Lifestyle Balanced Portfolio

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Lifestyle Balanced Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

	Class A shares (with maximum sales charge)1
	Class A shares (without sales charges)1	Ending values 8-31-21
$29,000	Index 1
		$28,564	Index 3
	Index 2

	Index 3	$19,482	Index 1
	Index 4	$19,345	Index 2
	Index 5	$19,176	Index 5
		$17,969

		$17,064
		$13,157	Index 4

10,000

9,500

6,000

12-30-13 8-15 8-16 8-17 8-18 8-19 8-20 8-31-21

ASSET ALLOCATION (% of net assets)

Affiliated investment companies	37.6
Equity	37.6
Large Blend	37.6
Unaffiliated investment companies	54.4
Fixed Income	30.5
Equity	23.9
U.S. Government	7.9
Short-term investments and other	0.1

Index 1 is the Morningstar U.S. Moderate Target Allocation Index which seeks 60% exposure to global equity markets from a diversified mix of stocks and bonds.

Index 2 is the John Hancock Lifestyle Balanced Index which comprises 27.9% of the S&P 500 Index, 10.3% of the MSCI World ex-USA Index, 12.0% of the Russell 2500 Index, 6.8% of the MSCI Emerging Markets Index, 3.0% of the John Hancock Real Asset Blended Index, 3.0% of the ICE Bank of America U.S. High Yield Index, 3.0% of the JP Morgan EMBI Global Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 21.0% of the Bloomberg U.S. Aggregate Bond Index, 6.0% of the ICE Bank of America Long U.S. STRIPS Index, and 4.0% of the Bloomberg 1-5 Year TIPS Index.

Index 3 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 4 is the Bloomberg U.S. Aggregate Bond Index, formerly known as Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. dollar-denominated and non-convertible investment-grade debt issues.

Index 5 is 42% Russell 3000 Index, 18% MSCI All Country World ex-USA Index, 32% Bloomberg U.S. Aggregate Bond Index, and 8% ICE Bank of America U.S. High Yield Index.

It is not possible to invest directly in an index. Index ﬁgures do not reﬂect expenses or sales charges, which would result in lower returns.

Prior to May 1, 2021, the fund's primary benchmark was the Bloomberg U.S. Aggregate Bond Index. Effective May 1, 2021, the fund's primary benchmark is the Morningstar U.S. Moderate Target Allocation Index. The Morningstar U.S. Moderate Target Allocation Index better reflects the universe of investment opportunities based on the fund's investment strategy.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)

	Class A1	Class R62	Class 12	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	12.94	18.91	18.87	18.03	18.96	31.17	-0.08	18.53

5 year	8.66	9.85	9.79	11.07	10.64	18.02	3.11	10.99
Since inception	7.21	7.98	7.94	9.08	8.98	14.66	3.64	8.86

Cumulative returns
5 year	51.48	59.95	59.52	69.00	65.77	128.95	16.55	68.41

Since inception	70.64	80.21	79.72	94.82	93.45	185.64	31.57	91.76

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class R6	Class 1
Gross (%)	1.07	0.65	0.69
Net (%)	1.07	0.65	0.69

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

2For certain types of investors, as described in the portfolio's prospectuses.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 9

Multi-Index Lifestyle Moderate Portfolio

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Lifestyle Moderate Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Class A shares (with maximum sales charge)1
	Class A shares (without sales charges)1	Ending values 8-31-21
$29,000	Index 1
		$28,564	Index 3
Index 2

Index 3
	Index 4	$17,197	Index 5
	Index 5	$17,195	Index 2
		$16,825	Index 1

$16,077
$15,268
		$13,157	Index 4

10,000

9,500

6,000

12-30-13 8-15 8-16 8-17 8-18 8-19 8-20 8-31-21

ASSET ALLOCATION (% of net assets)

Affiliated investment companies	24.5
Equity	24.5
Large Blend	24.5
Unaffiliated investment companies	67.1
Fixed Income	49.9
Equity	17.2
U.S. Government	8.2
Short-term investments and other	0.2

Index 1 is the Morningstar U.S. Moderately Conservative Target Allocation Index which seeks 40% exposure to global equity markets from a diversified mix of stocks and bonds.

Index 2 is the John Hancock Lifestyle Moderate Index which comprises 18.6% of the S&P 500 Index, 6.8% of the MSCI World ex-USA Index, 8.0% of the Russell 2500 Index, 4.6% of the MSCI Emerging Markets Index, 2.0% of the John Hancock Real Asset Blended Index, 4.5% of the ICE Bank of America U.S. High Yield Index, 4.5% of the JP Morgan EMBI Global Index, 4.5% of the S&P/LSTA Leveraged Loan Index, 36.5% of the Bloomberg U.S. Aggregate Bond Index, 4.0% of the ICE Bank of America Long U.S. STRIPS Index, and 6.0% of the Bloomberg 1-5 Year TIPS Index.

Index 3 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 4 is the Bloomberg U.S. Aggregate Bond Index, formerly known as Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. dollar-denominated and non-convertible investment-grade debt issues.

Index 5 is 28% Russell 3000 Index, 12% MSCI All Country World ex-USA Index, 48% Bloomberg U.S. Aggregate Bond Index, and 12% ICE Bank of America U.S. High Yield Index.

It is not possible to invest directly in an index. Index ﬁgures do not reﬂect expenses or sales charges, which would result in lower returns.

Prior to May 1, 2021, the fund's primary benchmark was the Bloomberg U.S. Aggregate Bond Index. Effective May 1, 2021, the fund's primary benchmark is the Morningstar U.S. Moderately Conservative Target Allocation Index. The Morningstar

U.S. Moderately Conservative Target Allocation Index better reflects the universe of investment opportunities based on the fund's investment strategy.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)

	Class A1	Class R62	Class 12	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13

Average annual total returns
1 year	6.87	12.73	12.69	11.67	13.17	31.17	-0.08	12.80

5 year	6.39	7.56	7.53	8.15	8.33	18.02	3.11	8.63

Since inception	5.67	6.43	6.41	7.02	7.32	14.66	3.64	7.32
Cumulative returns
5 year	36.33	43.99	43.73	47.98	49.19	128.95	16.55	51.30

Since inception	52.68	61.34	61.05	68.25	71.95	185.64	31.57	71.97

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class R6	Class 1
Gross (%)	1.10	0.69	0.72
Net (%)	1.09	0.68	0.71

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

2For certain types of investors, as described in the portfolio's prospectuses.

10 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multi-Index Lifestyle Conservative Portfolio

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Lifestyle Conservative Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two blended indexes and three separate indexes.

Class A shares (with maximum sales charge)1
	Class A shares (without sales charges)1	Ending values 8-31-21
$29,000	Index 1
		$28,564	Index 3
Index 2

Index 3
	Index 4	$15,340	Index 5
Index 5
		$15,045	Index 2

		$15,042	Index 1
$14,517
$13,786
10,000		$13,157	Index 4

9,500
6,000

12-30-13 8-15 8-16 8-17 8-18 8-19 8-20 8-31-21

ASSET ALLOCATION (% of net assets)

Affiliated investment companies	10.3
Equity	10.3
Large Blend	10.3
Unaffiliated investment companies	80.7
Fixed Income	69.7
Equity	11.0
U.S. Government	8.9
Short-term investments and other	0.1

Index 1 is the Morningstar U.S. Conservative Target Allocation Index which seeks 22.5% exposure to global equity markets from a diversified mix of stocks and bonds.

Index 2 is the John Hancock Lifestyle Conservative Index which comprises 9.8% of the S&P 500 Index, 3.6% of the MSCI World ex-USA Index, 4.2% of the Russell 2500 Index, 2.4% of the MSCI Emerging Markets Index, 6.0% of the ICE Bank of America U.S. High Yield Index, 6.0% of the JP Morgan EMBI Global Index, 6.0% of the S&P/LSTA Leveraged Loan Index, 52.0% of the Bloomberg U.S. Aggregate Bond Index, and 10.0% of the Bloomberg 1-5 Year TIPS Index.

Index 3 is the S&P 500 Index, an unmanaged index that includes 500 widely traded common stocks.

Index 4 is the Bloomberg U.S. Aggregate Bond Index, formerly known as Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. dollar-denominated and non-convertible investment-grade debt issues.

Index 5 is 14% Russell 3000 Index, 6% MSCI All Country World ex-USA Index, 64% Bloomberg U.S. Aggregate Bond Index, and 16% ICE Bank of America U.S. High Yield Index.

It is not possible to invest directly in an index. Index ﬁgures do not reﬂect expenses or sales charges, which would result in lower returns.

Prior to May 1, 2021, the fund's primary benchmark was the Bloomberg U.S. Aggregate Bond Index. Effective May 1, 2021, the fund's primary benchmark is the Morningstar U.S. Conservative Target Allocation Index. The Morningstar U.S. Conservative Target Allocation Index better reflects the universe of investment opportunities based on the fund's investment strategy.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-21 (%)

	Class A1	Class R62	Class 12	Index 1	Index 2	Index 3	Index 4	Index 5
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	1.70	7.20	7.26	6.59	7.88	31.17	-0.08	7.26

5 year	4.27	5.42	5.38	5.93	6.01	18.02	3.11	6.25

Since inception	4.27	5.03	5.00	5.47	5.47	14.66	3.64	5.74
Cumulative returns
5 year	23.25	30.19	29.97	33.39	33.89	128.95	16.55	35.38
Since inception	37.86	45.68	45.43	50.42	50.45	185.64	31.57	53.40

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class R6	Class 1
Gross (%)	1.11	0.70	0.73
Net (%)	1.08	0.67	0.70

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

2For certain types of investors, as described in the portfolio's prospectuses.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 11

Your expenses

As a shareholder of a John Hancock Funds II Multi-Index Lifestyle Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2021 through August 31, 2021).

Actual expenses:

The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period ended" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account	Ending	Expenses	Annualized
				paid during
		value on	value on	period ended	expense
		3-1-2021	8-31-2021	8-31-20211	ratio2
Multi-Index Lifestyle Aggressive Portfolio
Class A	Actual expenses/actual returns3	$1,000.00	$1,125.50	$2.50	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class R6	Actual expenses/actual returns	1,000.00	1,126.00	1.34	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Class 1	Actual expenses/actual returns	1,000.00	1,127.00	1.55	0.29%
	Hypothetical example	1,000.00	1,023.70	1.48	0.29%

Multi-Index Lifestyle Growth Portfolio
Class A	Actual expenses/actual returns3	$1,000.00	$1,107.50	$2.62	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Class R6	Actual expenses/actual returns	1,000.00	1,109.70	1.60	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Class 1	Actual expenses/actual returns	1,000.00	1,109.00	1.81	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
Multi-Index Lifestyle Balanced Portfolio
Class A	Actual expenses/actual returns3	$1,000.00	$1,091.40	$2.82	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Class R6	Actual expenses/actual returns	1,000.00	1,092.60	1.90	0.36%
	Hypothetical example	1,000.00	1,023.40	1.84	0.36%
Class 1	Actual expenses/actual returns	1,000.00	1,091.60	2.11	0.40%
	Hypothetical example	1,000.00	1,023.20	2.04	0.40%

12 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART (continued)

		Account	Ending	Expenses	Annualized
				paid during
		value on	value on	period ended	expense
		3-1-2021	8-31-2021	8-31-20211	ratio2
Multi-Index Lifestyle Moderate Portfolio
Class A	Actual expenses/actual returns3	$1,000.00	$1,068.30	$3.08	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Class R6	Actual expenses/actual returns	1,000.00	1,070.40	2.30	0.44%
	Hypothetical example	1,000.00	1,023.00	2.24	0.44%
Class 1	Actual expenses/actual returns	1,000.00	1,070.20	2.50	0.48%
	Hypothetical example	1,000.00	1,022.80	2.45	0.48%

Multi-Index Lifestyle Conservative Portfolio
Class A	Actual expenses/actual returns3	$1,000.00	$1,042.50	$3.29	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class R6	Actual expenses/actual returns	1,000.00	1,044.50	2.63	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class 1	Actual expenses/actual returns	1,000.00	1,044.40	2.83	0.55%
	Hypothetical example	1,000.00	1,022.40	2.80	0.55%

1Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.

3The inception date for Class A shares is 4-26-21. Actual Expenses are equal to the class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 128/365 (to reflect the period).

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 13

Portfolios' investments

MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO

As of 8-31-21	Shares or

	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 65.2%
Equity - 65.2%
Strategic Equity Allocation, Class NAV, JHF II
(MIM US) (B)	22,176,682	$331,984,929
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost
$267,467,948)		$331,984,929
UNAFFILIATED INVESTMENT COMPANIES - 33.8%
Exchange-traded funds - 33.8%
Financial Select Sector SPDR Fund	200,243	7,689,331
iShares Global Infrastructure ETF	48,819	2,270,572
iShares MSCI Global Min Vol Factor ETF	81,644	8,715,497
Vanguard Dividend Appreciation ETF	39,941	6,486,019
Vanguard Emerging Markets Government
Bond ETF	31,542	2,537,238
Vanguard Energy ETF	102,085	6,942,801
Vanguard FTSE All World ex-US Small-Cap ETF	35,849	5,021,011
Vanguard FTSE Emerging Markets ETF (C)	363,727	18,997,461
Vanguard Global ex-U.S. Real Estate ETF	38,663	2,291,169
Vanguard Health Care ETF	29,403	7,717,993
Vanguard Information Technology ETF	9,090	3,878,521
Vanguard Materials ETF	24,746	4,628,739
Vanguard Mid-Cap ETF	176,576	43,744,938
Vanguard Real Estate ETF	64,190	6,969,750
Vanguard S&P 500 ETF	40,620	16,859,331
Vanguard Small-Cap ETF	116,548	26,375,978
Xtrackers USD High Yield Corporate Bond ETF	31,390	1,266,273
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost
$127,677,059)		$172,392,622
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.0%
U.S. Government - 1.0%
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	$2,101,000	1,233,079
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	2,039,000	1,231,280
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	812,000	492,609
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	3,482,000	1,975,198
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost
$4,427,080)		$4,932,166
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 0.0356% (D)(E)	264,559	2,647,466
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.0250% (D)	1,051	1,051
TOTAL SHORT-TERM INVESTMENTS (Cost $2,647,848)		$2,648,517
Total investments (Cost $402,219,935) - 100.5%		$511,958,234

Other assets and liabilities, net - (0.5%)		(2,647,415)
TOTAL NET ASSETS - 100.0%		$509,310,819

MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO

As of 8-31-21	Shares or

	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 51.0%
Equity - 51.0%
Strategic Equity Allocation, Class NAV, JHF II
(MIM US) (B)	38,722,059	$579,669,220
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost
$462,845,728)		$579,669,220
UNAFFILIATED INVESTMENT COMPANIES - 45.1%
Exchange-traded funds - 45.1%
Financial Select Sector SPDR Fund	369,565	14,191,296
Invesco Senior Loan ETF (C)	1,451,526	32,136,786
iShares Global Infrastructure ETF	87,353	4,062,788
iShares MSCI Global Min Vol Factor ETF	394,463	42,108,925
VanEck Vectors J.P. Morgan EM Local Currency
Bond ETF	167,266	5,213,681
Vanguard Dividend Appreciation ETF	179,589	29,163,458
Vanguard Emerging Markets Government
Bond ETF	336,847	27,095,973
Vanguard Energy ETF	183,100	12,452,631
Vanguard FTSE All World ex-US Small-Cap ETF	41,333	5,789,100
Vanguard FTSE Developed Markets ETF	108,973	5,716,724
Vanguard FTSE Emerging Markets ETF (C)	593,534	31,000,281
Vanguard Global ex-U.S. Real Estate ETF	69,072	4,093,207
Vanguard Health Care ETF (C)	54,104	14,201,759
Vanguard Information Technology ETF	17,584	7,502,741
Vanguard Intermediate-Term Corporate Bond
ETF	421,662	40,302,454
Vanguard Materials ETF (C)	43,765	8,186,243
Vanguard Mid-Cap ETF	326,985	81,007,264
Vanguard Real Estate ETF	114,676	12,451,520
Vanguard S&P 500 ETF	45,081	18,710,869
Vanguard Short-Term Bond ETF	37,335	3,071,177
Vanguard Short-Term Corporate Bond ETF	79,203	6,550,088
Vanguard Small-Cap ETF	225,365	51,002,353
Vanguard Total Bond Market ETF	323,810	27,996,613
Xtrackers USD High Yield Corporate Bond
ETF (C)	714,812	28,835,516
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost
$413,364,482)		$512,843,447
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.9%
U.S. Government - 3.9%
U.S. Treasury Inflation Protected Security,
0.125%, 01/15/2023	$2,404,059	2,493,992
U.S. Treasury Inflation Protected Security,
0.125%, 07/15/2024	6,513,367	6,988,554
U.S. Treasury Inflation Protected Security,
0.125%, 04/15/2025	7,862,439	8,484,780
U.S. Treasury Inflation Protected Security,
0.125%, 04/15/2026	1,826,992	1,995,918
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	10,319,000	6,056,230
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	10,012,000	6,045,890
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	3,988,000	2,419,363
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	17,094,000	9,696,737
14 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO (continued)

	Shares or
	Principal
	Amount	Value
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost
$41,914,149)		$44,181,464
SHORT-TERM INVESTMENTS - 4.2%
Short-term funds - 4.2%
John Hancock Collateral Trust, 0.0356% (D)(E)	4,748,232	$47,516,032
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.0250% (D)	22,586	22,586
TOTAL SHORT-TERM INVESTMENTS (Cost $47,532,887)		$47,538,618
Total investments (Cost $965,657,246) - 104.2%		$1,184,232,749

Other assets and liabilities, net - (4.2%)		(47,213,296)
TOTAL NET ASSETS - 100.0%		$1,137,019,453

MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO
As of 8-31-21	Shares or

	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 37.6%
Equity - 37.6%
Strategic Equity Allocation, Class NAV, JHF II
(MIM US) (B)	28,107,104	$420,763,355
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost
$325,486,405)		$420,763,355
UNAFFILIATED INVESTMENT COMPANIES - 54.4%
Exchange-traded funds - 54.4%
Financial Select Sector SPDR Fund	291,764	11,203,738
Invesco Senior Loan ETF (C)	2,766,449	61,249,181
iShares Global Infrastructure ETF (C)	64,725	3,010,360
iShares MSCI Global Min Vol Factor ETF (C)	472,475	50,436,706
VanEck Vectors J.P. Morgan EM Local Currency
Bond ETF	318,066	9,914,117
Vanguard Dividend Appreciation ETF	215,093	34,928,952
Vanguard Emerging Markets Government
Bond ETF	641,475	51,600,249
Vanguard Energy ETF	138,433	9,414,828
Vanguard FTSE Developed Markets ETF	107,298	5,628,853
Vanguard FTSE Emerging Markets ETF	351,194	18,342,863
Vanguard Global ex-U.S. Real Estate ETF	51,097	3,028,008
Vanguard Health Care ETF (C)	43,039	11,297,307
Vanguard Information Technology ETF (C)	13,419	5,725,619
Vanguard Intermediate-Term Corporate Bond
ETF	886,808	84,761,109
Vanguard Materials ETF (C)	32,390	6,058,550
Vanguard Mid-Cap ETF	232,399	57,574,528
Vanguard Real Estate ETF	84,704	9,197,160
Vanguard S&P 500 ETF	12,231	5,076,477
Vanguard Short-Term Bond ETF	82,854	6,815,570
Vanguard Short-Term Corporate Bond ETF	217,226	17,964,590
Vanguard Small-Cap ETF	165,845	37,532,382
Vanguard Total Bond Market ETF	627,420	54,246,733
Xtrackers USD High Yield Corporate Bond
ETF (C)	1,358,271	54,792,652

MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO (continued)

	Shares or
	Principal
	Amount	Value
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost
$525,811,096)		$609,800,532
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.9%
U.S. Government - 7.9%
U.S. Treasury Inflation Protected Security,
0.125%, 01/15/2023	$4,778,701	$4,957,466
U.S. Treasury Inflation Protected Security,
0.125%, 07/15/2024	12,948,948	13,893,648
U.S. Treasury Inflation Protected Security,
0.125%, 04/15/2025	15,630,239	16,867,430
U.S. Treasury Inflation Protected Security,
0.125%, 04/15/2026	3,632,235	3,968,075
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	20,980,000	12,313,180
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	20,360,000	12,294,679
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	8,109,000	4,919,412
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	34,761,000	19,718,513
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost
$84,329,429)		$88,932,403
SHORT-TERM INVESTMENTS - 5.3%
Short-term funds - 5.3%
John Hancock Collateral Trust, 0.0356% (D)(E)	5,834,571	58,387,136
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.0250% (D)	559,511	559,511
TOTAL SHORT-TERM INVESTMENTS (Cost $58,943,317)		$58,946,647
Total investments (Cost $994,570,247) - 105.2%		$1,178,442,937
Other assets and liabilities, net - (5.2%)		(57,785,081)
TOTAL NET ASSETS - 100.0%		$1,120,657,856

MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO
As of 8-31-21	Shares or

	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 24.5%
Equity - 24.5%
Strategic Equity Allocation, Class NAV, JHF II
(MIM US) (B)	5,218,289	$78,117,788
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost
$58,992,242)		$78,117,788
UNAFFILIATED INVESTMENT COMPANIES - 67.1%
Exchange-traded funds - 67.1%
Invesco Senior Loan ETF	1,077,877	23,864,197
iShares Global Infrastructure ETF	12,276	570,957
iShares MSCI Global Min Vol Factor ETF	153,998	16,439,287
VanEck Vectors J.P. Morgan EM Local Currency
Bond ETF	123,099	3,836,996
Vanguard Dividend Appreciation ETF	70,155	11,392,470
Vanguard Emerging Markets Government
Bond ETF	248,986	20,028,434
Vanguard Energy ETF	25,130	1,709,091
Vanguard FTSE Developed Markets ETF	32,308	1,694,878
Vanguard FTSE Emerging Markets ETF (C)	23,304	1,217,168
Vanguard Global ex-U.S. Real Estate ETF	9,654	572,096
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 15

MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO (continued)

	Shares or
	Principal
	Amount	Value
Exchange-traded funds - (continued)
Vanguard Intermediate-Term Corporate Bond
ETF	495,630	$47,372,318
Vanguard Materials ETF	6,129	1,146,429
Vanguard Mid-Cap ETF	44,369	10,991,976
Vanguard Real Estate ETF	16,028	1,740,320
Vanguard S&P 500 ETF	2,826	1,172,931
Vanguard Short-Term Bond ETF (C)	23,736	1,952,523
Vanguard Short-Term Corporate Bond ETF	105,533	8,727,579
Vanguard Small-Cap ETF	26,936	6,095,886
Vanguard Total Bond Market ETF	371,515	32,121,187
Xtrackers USD High Yield Corporate Bond
ETF (C)	518,474	20,915,241
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost
$195,337,258)		$213,561,964
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.2%
U.S. Government - 8.2%
U.S. Treasury Inflation Protected Security,
0.125%, 01/15/2023	$2,027,506	2,103,352
U.S. Treasury Inflation Protected Security,
0.125%, 07/15/2024	5,493,008	5,893,754
U.S. Treasury Inflation Protected Security,
0.125%, 04/15/2025	6,631,074	7,155,948
U.S. Treasury Inflation Protected Security,
0.125%, 04/15/2026	1,541,136	1,683,631
U.S. Treasury STRIPS, PO, 1.949%, 11/15/2048	3,956,000	2,321,780
U.S. Treasury STRIPS, PO, 1.953%, 05/15/2047	3,839,000	2,318,235
U.S. Treasury STRIPS, PO, 1.954%, 02/15/2047	1,529,000	927,584
U.S. Treasury STRIPS, PO, 1.966%, 05/15/2050	6,554,000	3,717,820
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost
$25,359,538)		$26,122,104
SHORT-TERM INVESTMENTS - 4.9%
Short-term funds - 4.9%
John Hancock Collateral Trust, 0.0356% (D)(E)	1,415,345	14,163,498
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.0250% (D)	1,515,833	1,515,833
TOTAL SHORT-TERM INVESTMENTS (Cost $15,676,651)		$15,679,331
Total investments (Cost $295,365,689) - 104.7%		$333,481,187
Other assets and liabilities, net - (4.7%)		(15,088,699)
TOTAL NET ASSETS - 100.0%		$318,392,488

MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO
As of 8-31-21	Shares or

	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 10.3%
Equity - 10.3%
Strategic Equity Allocation, Class NAV, JHF II
(MIM US) (B)	1,681,479	$25,171,742
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost
$18,719,643)		$25,171,742

MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO (continued)

		Shares or
		Principal
		Amount	Value

UNAFFILIATED INVESTMENT COMPANIES - 80.7%
Exchange-traded funds - 80.7%
Invesco Senior Loan ETF (C)		1,072,631	$23,748,050
iShares MSCI Global Min Vol Factor ETF		60,638	6,473,107
VanEck Vectors J.P. Morgan EM Local Currency
Bond ETF		122,865	3,829,702
Vanguard Dividend Appreciation ETF		27,614	4,484,237
Vanguard Emerging Markets Government
Bond ETF		248,070	19,954,751
Vanguard FTSE Developed Markets ETF		52,567	2,757,665
Vanguard FTSE Emerging Markets ETF (C)		20,877	1,090,406
Vanguard Intermediate-Term Corporate Bond
ETF		543,230	51,921,921
Vanguard Mid-Cap ETF		18,071	4,476,910
Vanguard S&P 500 ETF		10,719	4,448,921
Vanguard Short-Term Bond ETF		34,015	2,798,074
Vanguard Short-Term Corporate Bond ETF		108,695	8,989,077
Vanguard Small-Cap ETF		14,922	3,376,998
Vanguard Total Bond Market ETF		432,618	37,404,152
Xtrackers USD High Yield Corporate Bond
ETF (C)		511,443	20,631,611
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost
$186,203,965)			$196,385,582
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.9%
U.S. Government - 8.9%
U.S. Treasury Inflation Protected Security,
0.125%, 01/15/2023		$2,618,224	2,716,169
U.S. Treasury Inflation Protected Security,
0.125%, 07/15/2024		7,095,612	7,613,277
U.S. Treasury Inflation Protected Security,
0.125%, 04/15/2025		8,564,875	9,242,816
U.S. Treasury Inflation Protected Security,
0.125%, 04/15/2026		1,990,635	2,174,691
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost
$21,987,213)			$21,746,953
SHORT-TERM INVESTMENTS - 6.8%
Short-term funds - 6.8%
John Hancock Collateral Trust, 0.0356% (D)(E)		1,582,493	15,836,169
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
0.0250% (D)		614,035	614,035
TOTAL SHORT-TERM INVESTMENTS (Cost $16,447,777)			$16,450,204
Total investments (Cost $243,358,598) - 106.7%			$259,754,481

Other assets and liabilities, net - (6.7%)			(16,208,818)
TOTAL NET ASSETS - 100.0%			$243,545,663

Percentages are based upon net assets.
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the
	annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
16 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO (continued)

(A)The underlying funds' subadvisor is shown parenthetically.

(B)The subadvisor is an affiliate of the advisor.

(C)All or a portion of this security is on loan as of 8-31-21.

(D)The rate shown is the annualized seven-day yield as of 8-31-21.

(E)Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 17

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 8-31-21

	Multi-Index	Multi-Index	Multi-Index	Multi-Index	Multi-Index
	Lifestyle	Lifestyle	Lifestyle	Lifestyle	Lifestyle
	Aggressive	Growth	Balanced	Moderate	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$177,325,839	$557,047,497	$699,292,446	$241,199,901	$218,746,570
Affiliated investments, at value	334,632,395	627,185,252	479,150,491	92,281,286	41,007,911
Total investments, at value	511,958,234	1,184,232,749	1,178,442,937	333,481,187	259,754,481
Dividends and interest receivable	6	6,077	12,053	5,115	6,602
Receivable for fund shares sold	372,714	424,604	1,256,897	794,978	465,014
Receivable for investments sold	151,494	403,865	9,986	116,015	18,898
Receivable for securities lending income	2,265	12,420	9,723	3,476	4,398
Receivable from affiliates	—	—	—	367	417
Other assets	30,769	42,796	43,238	27,392	43,782
Total assets	512,515,482	1,185,122,511	1,179,774,834	334,428,530	260,293,592
Liabilities
Due to custodian	115,543	—	11,594	—	—
Payable for investments purchased	353,708	438,755	558,170	1,793,594	647,137
Payable for fund shares repurchased	—	28,614	39,417	—	193,583
Payable upon return of securities loaned	2,644,812	47,512,162	58,383,940	14,161,365	15,829,774
Payable to affiliates
Accounting and legal services fees	19,066	42,607	42,254	11,801	9,156
Transfer agent fees	754	1,666	2,210	959	844
Trustees' fees	127	284	282	79	61
Other liabilities and accrued expenses	70,653	78,970	79,111	68,244	67,374
Total liabilities	3,204,663	48,103,058	59,116,978	16,036,042	16,747,929
Net assets	$509,310,819	$1,137,019,453	$1,120,657,856	$318,392,488	$243,545,663
Net assets consist of
Paid-in capital	$388,227,402	$892,931,068	$915,019,715	$278,081,120	$222,526,943
Total distributable earnings (loss)	121,083,417	244,088,385	205,638,141	40,311,368	21,018,720
Net assets	$509,310,819	$1,137,019,453	$1,120,657,856	$318,392,488	$243,545,663
Unaffiliated investments, at cost	$132,105,190	$455,301,217	$610,700,036	$222,212,629	$208,805,213
Affiliated investments, at cost	270,114,745	510,356,029	383,870,211	73,153,060	34,553,385
Total investments, at cost	402,219,935	965,657,246	994,570,247	295,365,689	243,358,598
Securities loaned, at value	$2,507,760	$43,522,437	$50,420,173	$12,967,464	$15,462,436
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value.
Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$8,634,554	$19,826,600	$28,045,624	$14,562,442	$10,897,653
Shares outstanding	576,355	1,384,125	2,104,407	1,180,221	940,397
Net asset value and redemption price per share	$14.98	$14.32	$13.33	$12.34	$11.59
Class R6
Net assets	$12,060,268	$20,936,344	$18,524,599	$4,265,443	$3,018,901
Shares outstanding	803,271	1,457,109	1,390,065	345,452	260,226
Net asset value, offering price and redemption price per share	$15.01	$14.37	$13.33	$12.35	$11.60
Class 1
Net assets	$488,615,997	$1,096,256,509	$1,074,087,633	$299,564,603	$229,629,109
Shares outstanding	32,574,943	76,435,728	80,613,192	24,263,069	19,800,368
Net asset value, offering price and redemption price per share	$15.00	$14.34	$13.32	$12.35	$11.60
Maximum offering price per share
Class A (net asset value per share ÷ 95%)2	$15.77	$15.07	$14.03	$12.99	$12.20

1Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2

On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

18 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-21

	Multi-Index	Multi-Index	Multi-Index	Multi-Index	Multi-Index
	Lifestyle	Lifestyle	Lifestyle	Lifestyle	Lifestyle
	Aggressive	Growth	Balanced	Moderate	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment income
Dividends from affiliated investments	$4,090,355	$7,445,185	$5,571,080	$1,023,915	$338,848
Dividends from unaffiliated investments	2,422,276	10,058,255	14,707,452	5,239,346	4,980,770
Interest	30,504	654,232	1,289,178	470,745	544,347
Securities lending	16,684	80,061	98,000	38,150	33,386
Total investment income	6,559,819	18,237,733	21,665,710	6,772,156	5,897,351
Expenses
Investment management fees	851,082	2,596,167	3,257,522	1,076,112	989,879
Distribution and service fees	217,749	501,263	511,204	144,355	113,516
Accounting and legal services fees	64,217	146,405	147,893	41,196	32,428
Transfer agent fees	2,273	3,972	4,770	1,954	1,597
Trustees' fees	7,537	17,260	17,718	5,057	3,919
Custodian fees	33,576	33,583	33,583	33,574	33,573
State registration fees	19,244	18,373	18,081	18,127	18,168
Printing and postage	14,383	9,911	10,137	14,377	14,374
Professional fees	47,272	61,277	61,823	43,560	42,017
Other	20,648	33,277	35,207	20,362	18,843
Total expenses	1,277,981	3,421,488	4,097,938	1,398,674	1,268,314
Less expense reductions	—	—	—	(30,006)	(48,311)
Net expenses	1,277,981	3,421,488	4,097,938	1,368,668	1,220,003
Net investment income	5,281,838	14,816,245	17,567,772	5,403,488	4,677,348
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	12,715,329	21,160,486	22,997,303	4,376,691	4,890,369
Affiliated investments	(338,253)	(34,254)	1,980,042	819,073	1,485,176
Capital gain distributions received from unaffiliated investments	—	273,258	639,231	293,782	334,965
Capital gain distributions received from affiliated investments	12,840,923	23,372,797	17,489,387	3,214,394	1,063,752
	25,217,999	44,772,287	43,105,963	8,703,940	7,774,262
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	26,719,463	57,399,602	40,550,706	6,676,220	(36,435)
Affiliated investments	56,723,667	101,577,511	73,986,937	13,335,619	3,326,784
	83,443,130	158,977,113	114,537,643	20,011,839	3,290,349
Net realized and unrealized gain	108,661,129	203,749,400	157,643,606	28,715,779	11,064,611
Increase in net assets from operations	$113,942,967	$218,565,645	$175,211,378	$34,119,267	$15,741,959
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 19

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index Lifestyle Aggressive		Multi-Index Lifestyle Growth		Multi-Index Lifestyle Balanced
	Portfolio		Portfolio		Portfolio
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended

	8-31-21	8-31-20	8-31-21	8-31-20	8-31-21	8-31-20

Increase (decrease) in net assets
From operations
Net investment income	$5,281,838	$6,624,175	$14,816,245	$17,616,638	$17,567,772	$20,323,765

Net realized gain	25,217,999	3,120,113	44,772,287	12,017,561	43,105,963	14,095,398
Change in net unrealized appreciation (depreciation)	83,443,130	34,950,636	158,977,113	66,986,373	114,537,643	56,516,150
Increase in net assets resulting from operations	113,942,967	44,694,924	218,565,645	96,620,572	175,211,378	90,935,313

Distributions to shareholders
From earnings
Class A	—	—	—	—	(17,552)	—

Class R6	(336,585)	(380,187)	(493,679)	(503,695)	(429,403)	(408,113)
Class 1	(13,569,816)	(32,109,372)	(34,640,697)	(66,128,412)	(37,908,349)	(58,929,731)

Total distributions	(13,906,401)	(32,489,559)	(35,134,376)	(66,632,107)	(38,355,304)	(59,337,844)

Portfolio share transactions
From portfolio share transactions	22,556,214	34,910,880	58,998,201	35,322,267	45,876,197	9,348,321

Total increase	122,592,780	47,116,245	242,429,470	65,310,732	182,732,271	40,945,790

Net assets
Beginning of year	386,718,039	339,601,794	894,589,983	829,279,251	937,925,585	896,979,795

End of year	$509,310,819	$386,718,039	$1,137,019,453	$894,589,983	$1,120,657,856	$937,925,585
20 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index Lifestyle Moderate		Multi-Index Lifestyle Conservative
	Portfolio		Portfolio
	Year ended	Year ended	Year ended	Year ended

	8-31-21	8-31-20	8-31-21	8-31-20

Increase (decrease) in net assets
From operations
Net investment income	$5,403,488	$6,169,937	$4,677,348	$4,600,347

Net realized gain	8,703,940	3,288,434	7,774,262	1,627,526
Change in net unrealized appreciation (depreciation)	20,011,839	11,436,079	3,290,349	6,828,622
Increase in net assets resulting from operations	34,119,267	20,894,450	15,741,959	13,056,495

Distributions to shareholders
From earnings
Class A	(11,070)	—	(10,503)	—

Class R6	(88,045)	(61,085)	(60,430)	(16,807)
Class 1	(10,810,460)	(13,975,893)	(7,170,640)	(7,258,629)

Total distributions	(10,909,575)	(14,036,978)	(7,241,573)	(7,275,436)

Portfolio share transactions
From portfolio share transactions	36,761,600	(11,599,900)	34,369,425	10,695,540

Total increase (decrease)	59,971,292	(4,742,428)	42,869,811	16,476,599

Net assets
Beginning of year	258,421,196	263,163,624	200,675,852	184,199,253

End of year	$318,392,488	$258,421,196	$243,545,663	$200,675,852
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 21

Financial highlights

Multi-Index Lifestyle Aggressive Portfolio

Per share operating performance for a share outstanding throughout each period										Ratios and supplemental data
		Income (loss) from
		investment operations			Less distributions					Ratios to average net assets
	Net asset		Net real-
			ized and										Net
	value,	Net	unrealized	Total from				Net asset		Expenses	Expenses	Net	assets,
	beginning	investment	gain (loss)	investment	From net	From net	Total	value,	Total	before	including	investment	end of	Portfolio
	of period	income	on invest-	operations	investment	realized	distribu-	end of	return	reductions	reductions	income	period	turnover
Period ended	($)	(loss) ($)1, 2	ments ($)	($)	income ($)	gain ($)	tions ($)	period ($)	(%)3	(%)4	(%)4	(loss) (%)2	(in millions)	(%)
Multi-Index Lifestyle Aggressive Portfolio
Class A
08-31-20215	14.31	(0.02)	0.69	0.67	—	—	—	14.98	4.686,7	0.658	0.658	(0.30)8	9	17
Class R6
08-31-2021	11.94	0.17	3.34	3.51	(0.17)	(0.27)	(0.44)	15.01	30.02	0.25	0.25	1.22	12	17
08-31-2020	11.57	0.16	1.32	1.48	(0.23)	(0.88)	(1.11)	11.94	13.00	0.26	0.26	1.48	8	21
08-31-2019	13.12	0.19	(0.50)	(0.31)	(0.20)	(1.04)	(1.24)	11.57	(0.88)	0.25	0.25	1.62	4	14
08-31-2018	12.31	0.12	1.42	1.54	(0.21)	(0.52)	(0.73)	13.12	12.73	0.26	0.25	0.93	4	15
08-31-2017	10.94	0.18	1.54	1.72	(0.19)	(0.16)	(0.35)	12.31	16.07	0.27	0.25	1.57	—9	13
Class 1
08-31-2021	11.93	0.16	3.35	3.51	(0.17)	(0.27)	(0.44)	15.00	30.00	0.29	0.29	1.20	489	17
08-31-2020	11.56	0.21	1.27	1.48	(0.23)	(0.88)	(1.11)	11.93	12.98	0.30	0.29	1.90	379	21
08-31-2019	13.12	0.19	(0.51)	(0.32)	(0.20)	(1.04)	(1.24)	11.56	(1.01)	0.29	0.29	1.61	336	14
08-31-2018	12.31	0.19	1.34	1.53	(0.20)	(0.52)	(0.72)	13.12	12.69	0.29	0.29	1.52	324	15
08-31-2017	10.94	0.16	1.55	1.71	(0.18)	(0.16)	(0.34)	12.31	16.04	0.31	0.29	1.37	245	13

1Based on average daily shares outstanding.

2Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

3Total returns would have been lower had certain expenses not been reduced during the applicable periods.

4Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

5The inception date for Class A shares is 4-26-21.

6Not annualized.

7Does not reflect the effect of sales charges, if any.

8Annualized.

9Less than $500,000.

22 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index Lifestyle Growth Portfolio

Per share operating performance for a share outstanding throughout each period										Ratios and supplemental data
		Income (loss) from in-
		vestment operations			Less distributions					Ratios to average net assets
	Net asset		Net real-
			ized and										Net
	value,	Net	unrealized	Total from				Net asset		Expenses	Expenses	Net	assets,
	beginning	investment	gain (loss)	investment	From net	From net	Total	value,	Total	before	including	investment	end of	Portfolio
	of period	income	on invest-	operations	investment	realized	distribu-	end of	return	reductions	reductions	income	period	turnover
Period ended	($)	(loss) ($)1, 2	ments ($)	($)	income ($)	gain ($)	tions ($)	period ($)	(%)3	(%)4	(%)4	(loss) (%)2	(in millions)	(%)
Multi-Index Lifestyle Growth Portfolio
Class A
08-31-20215	13.73	—	0.59	0.59	—	—	—	14.32	4.306,7	0.708	0.708	0.068	20	22
Class R6
08-31-2021	11.97	0.19	2.68	2.87	(0.20)	(0.27)	(0.47)	14.37	24.56	0.30	0.30	1.43	21	22
08-31-2020	11.56	0.23	1.11	1.34	(0.26)	(0.67)	(0.93)	11.97	11.88	0.31	0.31	2.07	7	32
08-31-2019	12.56	0.23	(0.21)	0.02	(0.23)	(0.79)	(1.02)	11.56	1.30	0.30	0.30	1.99	6	13
08-31-2018	12.02	0.17	1.00	1.17	(0.22)	(0.41)	(0.63)	12.56	9.85	0.30	0.30	1.44	5	16
08-31-2017	10.97	0.22	1.15	1.37	(0.20)	(0.12)	(0.32)	12.02	12.82	0.31	0.31	1.90	1	15
Class 1
08-31-2021	11.95	0.19	2.67	2.86	(0.20)	(0.27)	(0.47)	14.34	24.48	0.34	0.34	1.48	1,096	22
08-31-2020	11.54	0.24	1.10	1.34	(0.26)	(0.67)	(0.93)	11.95	11.86	0.34	0.34	2.10	887	32
08-31-2019	12.54	0.22	(0.20)	0.02	(0.23)	(0.79)	(1.02)	11.54	1.27	0.34	0.34	1.96	823	13
08-31-2018	12.01	0.22	0.93	1.15	(0.21)	(0.41)	(0.62)	12.54	9.75	0.34	0.34	1.83	756	16
08-31-2017	10.96	0.19	1.18	1.37	(0.20)	(0.12)	(0.32)	12.01	12.78	0.34	0.34	1.67	611	15

1Based on average daily shares outstanding.

2Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

3Total returns would have been lower had certain expenses not been reduced during the applicable periods.

4Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

5The inception date for Class A shares is 4-26-21.

6Not annualized.

7Does not reflect the effect of sales charges, if any.

8Annualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 23

Financial highlights continued

Multi-Index Lifestyle Balanced Portfolio

Per share operating performance for a share outstanding throughout each period										Ratios and supplemental data
		Income (loss) from in-
		vestment operations			Less distributions					Ratios to average net assets
	Net asset		Net real-
			ized and										Net
	value,	Net	unrealized	Total from				Net asset		Expenses	Expenses	Net	assets,
	beginning	investment	gain (loss)	investment	From net	From net	Total	value,	Total	before	including	investment	end of	Portfolio
	of period	income	on invest-	operations	investment	realized	distribu-	end of	return	reductions	reductions	income	period	turnover
Period ended	($)	(loss) ($)1, 2	ments ($)	($)	income ($)	gain ($)	tions ($)	period ($)	(%)3	(%)4	(%)4	(loss) (%)2	(in millions)	(%)
Multi-Index Lifestyle Balanced Portfolio
Class A
08-31-20215	12.84	0.02	0.50	0.52	(0.03)	—	(0.03)	13.33	4.066,7	0.768	0.768	0.558	28	32
Class R6
08-31-2021	11.66	0.21	1.94	2.15	(0.22)	(0.26)	(0.48)	13.33	18.91	0.36	0.36	1.69	19	32
08-31-2020	11.26	0.25	0.90	1.15	(0.27)	(0.48)	(0.75)	11.66	10.50	0.37	0.37	2.23	7	42
08-31-2019	11.79	0.26	0.03	0.29	(0.26)	(0.56)	(0.82)	11.26	3.26	0.36	0.36	2.32	6	21
08-31-2018	11.48	0.21	0.63	0.84	(0.24)	(0.29)	(0.53)	11.79	7.38	0.36	0.36	1.86	5	17
08-31-2017	10.78	0.23	0.80	1.03	(0.23)	(0.10)	(0.33)	11.48	9.79	0.36	0.36	2.14	—9	22
Class 1
08-31-2021	11.65	0.22	1.93	2.15	(0.22)	(0.26)	(0.48)	13.32	18.87	0.40	0.40	1.73	1,074	32
08-31-2020	11.26	0.25	0.88	1.13	(0.26)	(0.48)	(0.74)	11.65	10.36	0.41	0.41	2.26	931	42
08-31-2019	11.78	0.25	0.05	0.30	(0.26)	(0.56)	(0.82)	11.26	3.31	0.40	0.40	2.30	891	21
08-31-2018	11.48	0.24	0.58	0.82	(0.23)	(0.29)	(0.52)	11.78	7.25	0.40	0.40	2.06	865	17
08-31-2017	10.78	0.21	0.81	1.02	(0.22)	(0.10)	(0.32)	11.48	9.75	0.40	0.40	1.90	719	22

1Based on average daily shares outstanding.

2Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

3Total returns would have been lower had certain expenses not been reduced during the applicable periods.

4Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

5The inception date for Class A shares is 4-26-21.

6Not annualized.

7Does not reflect the effect of sales charges, if any.

8Annualized.

9Less than $500,000.

24 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index Lifestyle Moderate Portfolio

Per share operating performance for a share outstanding throughout each period										Ratios and supplemental data
		Income (loss) from in-
		vestment operations			Less distributions					Ratios to average net assets
	Net asset		Net real-
			ized and										Net
	value,	Net	unrealized	Total from				Net asset		Expenses	Expenses	Net	assets,
	beginning	investment	gain (loss)	investment	From net	From net	Total	value,	Total	before	including	investment	end of	Portfolio
	of period	income	on invest-	operations	investment	realized	distribu-	end of	return	reductions	reductions	income	period	turnover
Period ended	($)	(loss) ($)1, 2	ments ($)	($)	income ($)	gain ($)	tions ($)	period ($)	(%)3	(%)4	(%)4	(loss) (%)2	(in millions)	(%)
Multi-Index Lifestyle Moderate Portfolio
Class A
08-31-20215	11.98	0.04	0.36	0.40	(0.04)	—	(0.04)	12.34	3.336,7	0.858	0.848	0.978	15	34
Class R6
08-31-2021	11.40	0.21	1.21	1.42	(0.22)	(0.25)	(0.47)	12.35	12.73	0.45	0.44	1.81	4	34
08-31-2020	11.08	0.26	0.66	0.92	(0.28)	(0.32)	(0.60)	11.40	8.58	0.46	0.44	2.35	1	48
08-31-2019	11.15	0.28	0.28	0.56	(0.29)	(0.34)	(0.63)	11.08	5.58	0.44	0.44	2.56	1	21
08-31-2018	11.08	0.26	0.21	0.47	(0.24)	(0.16)	(0.40)	11.15	4.37	0.45	0.44	2.37	1	20
08-31-2017	10.67	0.25	0.45	0.70	(0.23)	(0.06)	(0.29)	11.08	6.75	0.47	0.44	2.30	1	24
Class 1
08-31-2021	11.40	0.23	1.19	1.42	(0.22)	(0.25)	(0.47)	12.35	12.69	0.49	0.48	1.91	300	34
08-31-2020	11.08	0.26	0.66	0.92	(0.28)	(0.32)	(0.60)	11.40	8.54	0.49	0.48	2.41	257	48
08-31-2019	11.14	0.27	0.29	0.56	(0.28)	(0.34)	(0.62)	11.08	5.64	0.48	0.48	2.55	262	21
08-31-2018	11.07	0.25	0.22	0.47	(0.24)	(0.16)	(0.40)	11.14	4.34	0.49	0.48	2.28	239	20
08-31-2017	10.67	0.23	0.46	0.69	(0.23)	(0.06)	(0.29)	11.07	6.61	0.50	0.47	2.10	198	24

1Based on average daily shares outstanding.

2Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

3Total returns would have been lower had certain expenses not been reduced during the applicable periods.

4Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

5The inception date for Class A shares is 4-26-21.

6Not annualized.

7Does not reflect the effect of sales charges, if any.

8Annualized.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 25

Financial highlights continued

Multi-Index Lifestyle Conservative Portfolio

Per share operating performance for a share outstanding throughout each period										Ratios and supplemental data
		Income (loss) from in-
		vestment operations			Less distributions					Ratios to average net assets
	Net asset		Net real-
			ized and										Net
	value,	Net	unrealized	Total from				Net asset		Expenses	Expenses	Net	assets,
	beginning	investment	gain (loss)	investment	From net	From net	Total	value,	Total	before	including	investment	end of	Portfolio
	of period	income	on invest-	operations	investment	realized	distribu-	end of	return	reductions	reductions	income	period	turnover
Period ended	($)	(loss) ($)1, 2	ments ($)	($)	income ($)	gain ($)	tions ($)	period ($)	(%)3	(%)4	(%)4	(loss) (%)2	(in millions)	(%)
Multi-Index Lifestyle Conservative Portfolio
Class A
08-31-20215	11.36	0.06	0.22	0.28	(0.05)	—	(0.05)	11.59	2.436,7	0.938	0.918	1.538	11	43
Class R6
08-31-2021	11.19	0.24	0.55	0.79	(0.23)	(0.15)	(0.38)	11.60	7.20	0.53	0.51	2.09	3	43
08-31-2020	10.84	0.21	0.56	0.77	(0.27)	(0.15)	(0.42)	11.19	7.37	0.54	0.51	2.02	2	57
08-31-2019	10.57	0.24	0.47	0.71	(0.28)	(0.16)	(0.44)	10.84	7.09	0.51	0.50	2.35	—9	21
08-31-2018	10.75	0.28	(0.11)	0.17	(0.25)	(0.10)	(0.35)	10.57	1.61	0.53	0.50	2.62	—9	24
08-31-2017	10.65	0.24	0.17	0.41	(0.24)	(0.07)	(0.31)	10.75	3.95	0.55	0.50	2.32	—9	36
Class 1
08-31-2021	11.18	0.24	0.55	0.79	(0.22)	(0.15)	(0.37)	11.60	7.26	0.57	0.55	2.10	230	43
08-31-2020	10.83	0.27	0.50	0.77	(0.27)	(0.15)	(0.42)	11.18	7.33	0.57	0.54	2.50	199	57
08-31-2019	10.56	0.28	0.43	0.71	(0.28)	(0.16)	(0.44)	10.83	7.05	0.55	0.54	2.73	184	21
08-31-2018	10.74	0.25	(0.09)	0.16	(0.24)	(0.10)	(0.34)	10.56	1.57	0.57	0.54	2.41	156	24
08-31-2017	10.65	0.23	0.16	0.39	(0.23)	(0.07)	(0.30)	10.74	3.82	0.59	0.54	2.19	130	36

1Based on average daily shares outstanding.

2Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.

3Total returns would have been lower had certain expenses not been reduced during the applicable periods.

4Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

5The inception date for Class A shares is 4-26-21.

6Not annualized.

7Does not reflect the effect of sales charges, if any.

8Annualized.

9Less than $500,000.

26 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, five of which are presented in this report (collectively, Multi-Index Lifestyle Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as "funds of funds" that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.

The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are open to all investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The investment objectives of the portfolios are as follows:

Multi-Index Lifestyle Aggressive Portfolio

To seek long-term growth of capital. Current income is not a consideration.

Multi-Index Lifestyle Growth Portfolio

To seek long-term growth of capital. Current income is also a consideration.

Multi-Index Lifestyle Balanced Portfolio

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Multi-Index Lifestyle Moderate Portfolio

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.

Multi-Index Lifestyle Conservative Portfolio

To seek a high level of current income with some consideration given to growth of capital.

The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds' shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.

The inception date for Class A shares is April 26, 2021.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. ETFs held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 27

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the portfolios' investments as of August 31, 2021, by major security category or type:

			Level 2	Level 3
	Total		significant	significant
	value at	Level 1	observable	unobservable
	8-31-21	quoted price	inputs	inputs
Multi-Index Lifestyle Aggressive Portfolio

Investments in securities:
Assets

Affiliated investment companies	$331,984,929	$331,984,929	—	—

Unaffiliated investment companies	172,392,622	172,392,622	—	—
U.S. Government and Agency obligations	4,932,166	—	$4,932,166	—

Short-term investments	2,648,517	2,648,517	—	—
Total investments in securities	$511,958,234	$507,026,068	$4,932,166	—
Multi-Index Lifestyle Growth Portfolio

Investments in securities:
Assets

Affiliated investment companies	$579,669,220	$579,669,220	—	—

Unaffiliated investment companies	512,843,447	512,843,447	—	—
U.S. Government and Agency obligations	44,181,464	—	$44,181,464	—

Short-term investments	47,538,618	47,538,618	—	—
Total investments in securities	$1,184,232,749	$1,140,051,285	$44,181,464	—
Multi-Index Lifestyle Balanced Portfolio

Investments in securities:
Assets
Affiliated investment companies	$420,763,355	$420,763,355	—	—

Unaffiliated investment companies	609,800,532	609,800,532	—	—
U.S. Government and Agency obligations	88,932,403	—	$88,932,403	—

Short-term investments	58,946,647	58,946,647	—	—
Total investments in securities	$1,178,442,937	$1,089,510,534	$88,932,403	—
Multi-Index Lifestyle Moderate Portfolio

Investments in securities:
Assets
Affiliated investment companies	$78,117,788	$78,117,788	—	—

Unaffiliated investment companies	213,561,964	213,561,964	—	—
U.S. Government and Agency obligations	26,122,104	—	$26,122,104	—

Short-term investments	15,679,331	15,679,331	—	—

Total investments in securities	$333,481,187	$307,359,083	$26,122,104	—
Multi-Index Lifestyle Conservative Portfolio

Investments in securities:
Assets
Affiliated investment companies	$25,171,742	$25,171,742	—	—

Unaffiliated investment companies	196,385,582	196,385,582	—	—
U.S. Government and Agency obligations	21,746,953	—	$21,746,953	—
Short-term investments	16,450,204	16,450,204	—	—

Total investments in securities	$259,754,481	$238,007,528	$21,746,953	—

28 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.

Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at August 31, 2021:

Portfolio	Market value of securities on loan	Cash collateral received
Multi-Index Lifestyle Aggressive Portfolio	$2,507,760	$2,644,812
Multi-Index Lifestyle Growth Portfolio	43,522,437	47,512,162
Multi-Index Lifestyle Balanced Portfolio	50,420,173	58,383,940
Multi-Index Lifestyle Moderate Portfolio	12,967,464	14,161,365
Multi-Index Lifestyle Conservative Portfolio	15,462,436	15,829,774

Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.

Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, a portfolio could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 29

asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2021, the portfolios had no borrowings under the line of credit.

Commitment fees for the year ended August 31, 2021 were as follows:

Portfolio	Commitment fee
Multi-Index Lifestyle Aggressive Portfolio	$7,550
Multi-Index Lifestyle Growth Portfolio	10,053
Multi-Index Lifestyle Balanced Portfolio	10,128
Multi-Index Lifestyle Moderate Portfolio	6,853
Multi-Index Lifestyle Conservative Portfolio	6,596

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of August 31, 2021, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

For federal income tax purposes, the costs of investments owned on August 31, 2021, including short-term investments, were as follows:

				Net unrealized
	Aggregate	Unrealized	Unrealized	appreciation/
Portfolio	cost	appreciation	(depreciation)	(depreciation)

Multi-Index Lifestyle Aggressive Portfolio	$416,211,124	$96,766,148	$(1,019,038)	$95,747,110

Multi-Index Lifestyle Growth Portfolio	987,642,315	198,787,025	(2,196,591)	196,590,434

Multi-Index Lifestyle Balanced Portfolio	1,015,896,399	165,088,096	(2,541,558)	162,546,538

Multi-Index Lifestyle Moderate Portfolio	302,142,820	32,074,820	(736,453)	31,338,367

Multi-Index Lifestyle Conservative Portfolio	245,966,119	14,274,388	(486,026)	13,788,362

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. Multi-Index Lifestyle Balanced Portfolio, Multi-Index Lifestyle Conservative Portfolio and Multi-Index Lifestyle Moderate Portfolio generally declare and pay dividends from net investment income quarterly. All other funds generally declare and pay dividends from net investment income annually. All funds generally declare and pay capital gain distributions, if any, annually.

The tax character of distributions for the year ended August 31, 2021 was as follows:

	Ordinary	Long Term
Portfolio	Income	Capital Gains	Total

Multi-Index Lifestyle Aggressive Portfolio	$5,489,940	$8,416,461	$13,906,401

Multi-Index Lifestyle Growth Portfolio	16,221,048	18,913,328	35,134,376
Multi-Index Lifestyle Balanced Portfolio	18,578,840	19,776,464	38,355,304
Multi-Index Lifestyle Moderate Portfolio	5,523,521	5,386,054	10,909,575
Multi-Index Lifestyle Conservative Portfolio	4,608,971	2,632,602	7,241,573
The tax character of distributions for the year ended August 31, 2020 was as follows:
	Ordinary	Long Term
Portfolio	Income	Capital Gains	Total

Multi-Index Lifestyle Aggressive Portfolio	$6,590,524	$25,899,035	$32,489,559

Multi-Index Lifestyle Growth Portfolio	18,647,355	47,984,752	66,632,107

Multi-Index Lifestyle Balanced Portfolio	20,671,800	38,666,044	59,337,844

Multi-Index Lifestyle Moderate Portfolio	6,352,822	7,684,156	14,036,978

Multi-Index Lifestyle Conservative Portfolio	4,728,563	2,546,873	7,275,436

30 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Long Term
Portfolio	Ordinary Income	Capital Gains

Multi-Index Lifestyle Aggressive Portfolio	$1,319,831	$24,016,476
Multi-Index Lifestyle Growth Portfolio	4,079,271	43,418,679
Multi-Index Lifestyle Balanced Portfolio	3,760,153	39,331,452
Multi-Index Lifestyle Moderate Portfolio	1,256,896	7,716,106
Multi-Index Lifestyle Conservative Portfolio	1,687,378	5,542,980

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of MFC and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.

The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.

Management fees are determined in accordance with the following schedule:

	First $7.5 billion of	Excess over $7.5 billion of
	aggregate net assets	aggregate net assets

Assets in a fund of the Trust or JHF III	0.050%	0.040%
Other assets	0.500%	0.490%

Expense reimbursements. The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of each portfolio in an amount equal to the amount by which the expenses of the portfolio exceed 0.05% of the average net assets, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios' business, acquired fund fees, short dividend expense, management fees, and class specific expenses. This expense limitation shall continue in effect until December 31, 2021, unless renewed by mutual agreement of the portfolios and the Advisor.

In addition, the Advisor has voluntarily agreed to waive its advisory fee for each portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the portfolio and its underlying investments after payment of subadvisory fees does not exceed 0.50% of the portfolios' first $7.5 billion of average net assets and 0.49% of the portfolios' average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the portfolios.

For the year ended August 31, 2021, the expense reductions described above amounted to the following:

		Expense reimbursement by class
Portfolio	Class A	Class R6	Class 1	Total

Multi-Index Lifestyle Moderate Portfolio	$412	$322	$29,272	$30,006
Multi-Index Lifestyle Conservative Portfolio	534	495	47,282	48,311

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 31

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:

Portfolio	Net Annual Effective Rate
Multi-Index Lifestyle Aggressive Portfolio	0.19%
Multi-Index Lifestyle Growth Portfolio	0.26%
Multi-Index Lifestyle Balanced Portfolio	0.32%

Portfolio	Net Annual Effective Rate
Multi-Index Lifestyle Moderate Portfolio	0.37%
Multi-Index Lifestyle Conservative Portfolio	0.42%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the portfolios' average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:

Class	Rule 12b-1 Fee
Class A	0.30%
Class 1	0.05%

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2021:

Multi-Index Multi-Index Multi-Index Multi-Index Multi-Index

Lifestyle Lifestyle Lifestyle Lifestyle Lifestyle

Aggressive Growth Balanced Moderate Conservative

Portfolio Portfolio Portfolio Portfolio Portfolio

Total sales charges	$815	$2	$1,373	—	—
Retained for printing prospectus, advertising and sales literature	815	2	1,373	—	—

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index Lifestyle Aggressive Portfolio	Class A	$3,236	$1,221
	Class R6	—	1,052
	Class 1	214,513	—
	Total	$217,749	$2,273
Multi-Index Lifestyle Growth Portfolio	Class A	$6,627	$2,499
	Class R6	—	1,473
	Class 1	494,636	—
	Total	$501,263	$3,972

Multi-Index Lifestyle Balanced Portfolio	Class A	$9,467	$3,570
	Class R6	—	1,200
	Class 1	501,737	—
	Total	$511,204	$4,770

32 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index Lifestyle Moderate Portfolio	Class A	$4,468	$1,686
	Class R6	—	268
	Class 1	139,887	—
	Total	$144,355	$1,954
Multi-Index Lifestyle Conservative Portfolio	Class A	$3,693	$1,393
	Class R6	—	204
	Class 1	109,823	—
	Total	$113,516	$1,597

Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in portfolios' shares for the years ended August 31, 2021 and 2020 were as follows:

Multi-Index Lifestyle Aggressive Portfolio	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount

Class A shares1
Sold	663,930	$9,721,516	—	—
Repurchased	(87,575)	(1,292,345)	—	—
Net increase	576,355	$8,429,171	—	—
Class R6 shares
Sold	508,603	$6,979,359	378,043	$4,475,585
Distributions reinvested	26,255	336,585	32,522	380,187
Repurchased	(375,394)	(5,398,795)	(70,663)	(691,740)
Net increase	159,464	$1,917,149	339,902	$4,164,032

Class 1 shares
Sold	3,528,273	$48,514,891	4,728,827	$52,459,355
Distributions reinvested	1,059,314	13,569,816	2,746,738	32,109,372
Repurchased	(3,795,776)	(49,874,813)	(4,767,458)	(53,821,879)
Net increase	791,811	$12,209,894	2,708,107	$30,746,848
Total net increase	1,527,630	$22,556,214	3,048,009	$34,910,880
1 The inception date for Class A shares is 4-26-21.
Multi-Index Lifestyle Growth Portfolio
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares1
Sold	1,542,108	$21,660,438	—	—
Repurchased	(157,983)	(2,219,046)	—	—
Net increase	1,384,125	$19,441,392	—	—
Class R6 shares
Sold	1,368,925	$18,103,274	110,049	$1,267,418
Distributions reinvested	39,150	493,679	43,385	503,695
Repurchased	(570,335)	(7,814,113)	(37,797)	(419,806)
Net increase	837,740	$10,782,840	115,637	$1,351,307

Class 1 shares
Sold	6,222,291	$82,118,014	9,042,830	$101,427,034
Distributions reinvested	2,751,445	34,640,697	5,705,644	66,128,412
Repurchased	(6,788,900)	(87,984,742)	(11,850,974)	(133,584,486)
Net increase	2,184,836	$28,773,969	2,897,500	$33,970,960
Total net increase	4,406,701	$58,998,201	3,013,137	$35,322,267

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 33

1 The inception date for Class A shares is 4-26-21.

Multi-Index Lifestyle Balanced Portfolio		Year Ended 8-31-21		Year Ended 8-31-20
		Shares	Amount	Shares	Amount

Class A shares1
Sold		2,324,723	$30,502,222	—	—
Distributions reinvested		1,335	17,432	—	—
Repurchased		(221,651)	(2,917,053)	—	—
Net increase		2,104,407	$27,602,601	—	—

Class R6 shares
Sold		1,219,671	$15,408,445	166,963	$1,875,279
Distributions reinvested		35,304	429,403	36,411	408,113
Repurchased		(460,482)	(5,867,428)	(100,993)	(1,072,533)
Net increase		794,493	$9,970,420	102,381	$1,210,859
Class 1 shares
Sold		5,689,011	$70,424,669	9,575,689	$104,881,845
Distributions reinvested		3,127,918	37,908,349	5,253,097	58,929,731
Repurchased		(8,087,614)	(100,029,842)	(14,132,815)	(155,674,114)
Net increase		729,315	$8,303,176	695,971	$8,137,462
Total net increase		3,628,215	$45,876,197	798,352	$9,348,321
1	The inception date for Class A shares is 4-26-21.
Multi-Index Lifestyle Moderate Portfolio
		Year Ended 8-31-21		Year Ended 8-31-20
		Shares	Amount	Shares	Amount

Class A shares1
Sold		1,262,467	$15,408,019	—	—
Distributions reinvested		895	10,862	—	—
Repurchased		(83,141)	(1,013,338)	—	—
Net increase		1,180,221	$14,405,543	—	—
Class R6 shares
Sold		263,161	$3,088,708	18,265	$201,287
Distributions reinvested		7,545	88,045	5,584	61,085
Repurchased		(36,736)	(436,144)	(10,722)	(121,003)
Net increase		233,970	$2,740,609	13,127	$141,369

Class 1 shares
Sold		3,360,409	$39,305,666	3,762,025	$40,994,351
Distributions reinvested		930,159	10,810,460	1,275,548	13,975,893
Repurchased		(2,586,960)	(30,500,678)	(6,134,119)	(66,711,513)
Net increase (decrease)		1,703,608	$19,615,448	(1,096,546)	$(11,741,269)
Total net increase (decrease)		3,117,799	$36,761,600	(1,083,419)	$(11,599,900)
1	The inception date for Class A shares is 4-26-21.
Multi-Index Lifestyle Conservative Portfolio
		Year Ended 8-31-21		Year Ended 8-31-20
		Shares	Amount	Shares	Amount
Class A shares1
Sold		1,070,312	$12,309,854	—	—
Distributions reinvested		900	10,304	—	—
Repurchased		(130,815)	(1,504,285)	—	—
Net increase		940,397	$10,815,873	—	—

34 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multi-Index Lifestyle Conservative Portfolio , Cont'd	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount

Class R6 shares
Sold	249,341	$2,822,008	169,318	$1,828,060
Distributions reinvested	5,347	60,430	1,396	14,772
Repurchased	(172,857)	(1,945,607)	(14,685)	(152,469)
Net increase	81,831	$936,831	156,029	$1,690,363

Class 1 shares
Sold	4,545,628	$51,226,807	4,450,921	$47,947,739
Distributions reinvested	636,393	7,170,640	678,231	7,258,629
Repurchased	(3,147,534)	(35,780,726)	(4,348,981)	(46,201,191)
Net increase	2,034,487	$22,616,721	780,171	$9,005,177
Total net increase	3,056,715	$34,369,425	936,200	$10,695,540

1The inception date for Class A shares is 4-26-21.

Affiliates of the Trust owned 100% of shares of Class 1 on August 31, 2021. Such concentration of shareholders' capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2021:

	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers

Multi-Index Lifestyle Aggressive Portfolio	$5,183,339	$95,691,559	$834,906	$73,246,894
Multi-Index Lifestyle Growth Portfolio	47,210,700	238,507,737	6,164,317	217,076,119
Multi-Index Lifestyle Balanced Portfolio	93,638,048	265,902,117	10,992,031	308,439,799
Multi-Index Lifestyle Moderate Portfolio	27,597,276	101,220,861	2,757,800	92,299,487
Multi-Index Lifestyle Conservative Portfolio	23,620,622	104,750,877	2,158,048	93,297,589

Note 7 — Investment in affiliated underlying funds

The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios' investment may represent a significant portion of each underlying funds' net assets. At August 31, 2021, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

		Percentage of
		underlying fund
Portfolio	Affiliated Class NAV	net assets

Multi-Index Lifestyle Growth Portfolio	Strategic Equity Allocation Fund	6.8%

Information regarding the portfolios' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:

							Dividends and distributions
						Change in
	Ending			Proceeds	Realized	unrealized	Income	Capital gain
	share	Beginning	Cost of	from shares	gain	appreciation	distributions	distributions	Ending
Affiliate	amount	value	purchases	sold	(loss)	(depreciation)	received	received	value

Multi-Index Lifestyle Aggressive Portfolio
John
Hancock
Collateral
Trust*	264,559	$2,648,837	$246,362,216	$(246,366,171)	$1,858	$726	$16,684	—	$2,647,466
Strategic
Equity
Allocation	22,176,682	259,553,516	34,960,970	(18,912,387)	(340,111)	56,722,941	4,090,355	$12,840,923	331,984,929

					$(338,253)	$56,723,667	$4,107,039	$12,840,923	$334,632,395

Multi-Index Lifestyle Growth Portfolio

John
Hancock
Collateral
Trust*	4,748,232	$29,943,797	$714,811,873	$(697,235,198)	$(10,168)	$5,728	$80,061	—	$47,516,032

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 35

							Dividends and distributions
						Change in
	Ending			Proceeds	Realized	unrealized	Income	Capital gain
	share	Beginning	Cost of	from shares	gain	appreciation	distributions	distributions	Ending
Affiliate	amount	value	purchases	sold	(loss)	(depreciation)	received	received	value

Strategic
Equity
Allocation	38,722,059	$473,893,226	$49,917,946	$(45,689,649)	$(24,086)	$101,571,783	$7,445,185	$23,372,797	$579,669,220
					$(34,254)	$101,577,511	$7,525,246	$23,372,797	$627,185,252
Multi-Index Lifestyle Balanced Portfolio
John
Hancock
Collateral
Trust*	5,834,571	$38,220,426	$568,657,185	$(548,475,678)	$(11,926)	$(2,871)	$98,000	—	$58,387,136

Strategic
Equity
Allocation	28,107,104	364,338,030	37,771,455	(57,327,906)	1,991,968	73,989,808	5,571,080	$17,489,387	420,763,355

					$1,980,042	$73,986,937	$5,669,080	$17,489,387	$479,150,491

Multi-Index Lifestyle Moderate Portfolio

John
Hancock
Collateral
Trust*	1,415,345	$7,829,181	$197,264,031	$(190,925,347)	$(7,044)	$2,677	$38,150	—	$14,163,498

Strategic
Equity
Allocation	5,218,289	65,727,502	13,928,859	(15,697,632)	826,117	13,332,942	1,023,915	$3,214,394	78,117,788

					$819,073	$13,335,619	$1,062,065	$3,214,394	$92,281,286

Multi-Index Lifestyle Conservative Portfolio

John
Hancock
Collateral
Trust*	1,582,493	$9,564,027	$282,481,317	$(276,210,939)	$(958)	$2,722	$33,386	—	$15,836,169

Strategic
Equity
Allocation	1,681,479	21,689,704	8,516,586	(9,844,744)	1,486,134	3,324,062	338,848	$1,063,752	25,171,742

					$1,485,176	$3,326,784	$372,234	$1,063,752	$41,007,911

* Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 8 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance.

36 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of Multi-Index Lifestyle Aggressive Portfolio, Multi-Index Lifestyle Growth Portfolio, Multi-Index Lifestyle Balanced Portfolio, Multi-Index Lifestyle Moderate Portfolio and Multi-Index Lifestyle Conservative Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios' investments, of Multi-Index Lifestyle Aggressive Portfolio, Multi-Index Lifestyle Growth Portfolio, Multi-Index Lifestyle Balanced Portfolio, Multi-Index Lifestyle Moderate Portfolio and Multi-Index Lifestyle Conservative Portfolio (five of the funds constituting John Hancock Funds II, hereafter collectively referred to as the ￿Funds￿) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 12, 2021

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 37

Tax information

(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2021.

Dividend Received Deduction The funds report the maximum amount allowable of their net taxable income as eligible for the corporate dividends-received deduction.

Qualified Dividend Income The funds report the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends.

Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Long Term Capital Gains The funds below paid the following amounts in capital gain dividends.

Portfolio	Long term capital gains
Multi-Index Lifestyle Aggressive Portfolio	$8,416,461
Multi-Index Lifestyle Growth Portfolio	18,913,328
Multi-Index Lifestyle Balanced Portfolio	19,776,464
Multi-Index Lifestyle Moderate Portfolio	5,386,054
Multi-Index Lifestyle Conservative Portfolio	2,632,602

Please consult a tax advisor regarding the tax consequences of your investment in the portfolio.

38 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at telephonic meeting held on May 25-26, 2021. The Trustees who are not "interested persons" of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management, LLC (the Advisor, formerly known as "John Hancock Advisers, LLC") and the Subadvisory Agreement between the Advisor and the investment subadvisor (the Subadvisor) with respect to each of the Funds identified in Appendix A.

In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds' benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the Funds. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, to be provided to the Funds by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer ("CCO") regarding the Funds' compliance policies and procedures established pursuant to

Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the ￿SEC￿) issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 39

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;

(b)the background, qualifications and skills of the Advisor's personnel;

(c)the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;

(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;

(f)the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the Funds; and

(g)the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment performance. In considering each Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)reviewed information prepared by management regarding the Funds' performance;

(b)considered the comparative performance of each Fund's respective benchmark index;

(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)took into account the Advisor's analysis of each Fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangement generally and with respect to particular Funds.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund's respective peer group median and benchmark index and concluded that the performance of certain Funds have generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile with certain exceptions noted in Appendix A. In such cases, the Board concluded that the Fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund's ranking within broader groups of funds. In comparing each Fund's contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board took into account management's discussion of the Funds' expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds' operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying funds.

40 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)reviewed financial information of the Advisor;

(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;

(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each Fund;

(d)received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;

(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;

(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust's distributor also receives Rule 12b-1 payments to support distribution of the products;

(h)noted that the Funds' Subadvisor is an affiliate of the Advisor;

(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;

(j)noted that the subadvisory fees for the Funds are paid by the Advisor;

(k)with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;

(l)considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.

Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);

(b)reviewed the Trust's advisory fee structure and concluded that (i) the Funds' fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management's discussion of the Funds' advisory fee structure; and

(c)considered the effect of the Funds' growth in size on their performance and fees. The Board also noted that if the Funds' assets increase over time, the Funds may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)information relating to each Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)the historical and current performance of each Fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3)the subadvisory fee for each Fund, including any breakpoints, and to the extent available, and comparative fee information, where available, prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 41

reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits

Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds and compared them to fees charged by each Fund's Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered each Fund's performance as compared to the Fund's peer group median and the benchmark index and noted that the Board reviews information about the Fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:

(1)the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)the performance of each Fund has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile, with certain exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that the Fund's performance is being monitored and reasonably addressed, where appropriate);

(3)the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)the subadvisory fees are paid by the Advisor and not the Funds.

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the Funds and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreement for the underlying funds of the Funds and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a Fund and those of its underlying funds.

Additional information relating to each Fund's fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.

***

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.

42 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments

Multi-Index Lifestyle Aggressive	Benchmark Index – The fund underperformed	Subadviser fee comparative data	The Board took into account
Portfolio	for the one-, three- and ﬁve-year periods.	not provided due to limited size of	management's discussion of the
(Manulife Investment	Lipper Category – The fund outperformed the	Lipper peer group for this purpose.	factors that contributed to the
fund's performance relative to the
Management (US))	median for the five-year period and	Net management fees for this
benchmark index for the one-,
	underperformed for the one- and three-year	fund are higher than the peer
three-, and five-year periods and
	periods.	group median.
relative to the peer group median

		Total expenses for this fund are	for the one- and three-year
		lower than the peer group	periods including the impact of
		median.	past and current market
conditions on the fund's strategy
and management's outlook for the
fund.
The Board concluded that the
fund's performance is being
monitored and reasonably
addressed, where appropriate.
The Board took into account
management's discussion of the
fund's expenses.

Multi-Index Lifestyle Growth	Benchmark Index – The fund underperformed	Subadviser fee comparative data	The Board took into account
Portfolio	for the one-, three- and ﬁve-year periods.	not provided due to limited size of	management's discussion of the
(Manulife Investment	Lipper Category – The fund outperformed the	Lipper peer group for this purpose.	fund's performance, including the
favorable performance relative to
Management (US))	median for the one-, three- and ﬁve-year	Net management fees for this
the peer group median for the
	periods.	fund are higher than the peer
one-, three- and five-year periods.
group median.

Total expenses for this fund are
lower than the peer group
median.

Multi-Index Lifestyle Balanced	Benchmark Index – The fund underperformed	Subadviser fee comparative data	The Board took into account
Portfolio	for the one-, three-, ﬁve- and five-year periods.	not provided due to limited size of	management's discussion of the
(Manulife Investment	Lipper Category – The fund outperformed the	Lipper peer group for this purpose.	factors that contributed to the
fund's performance relative to the
Management (US))	median for the ﬁve-year period and	Net management fees for this
benchmark index for the one-,
	underperformed for the one- and three-year	fund are higher than the peer
three-, and five-year periods and
	periods.	group median.
relative to the peer group median

		Net management fees for this	for the one- and three-year
		fund are lower than the peer	periods including the impact of
		group median.	past and current market
conditions on the fund's strategy
and management's outlook for the
fund.
The Board concluded that the
fund's performance is being
monitored and reasonably
addressed, where appropriate.
The Board took into account
management's discussion of the
fund's expenses.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 43

Portfolio (subadvisor)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments

Multi-Index Lifestyle Moderate	Benchmark Index – The fund underperformed	Subadviser fee comparative data	The Board took into account
Portfolio	for the one-, three-, ﬁve- and five-year periods.	not provided due to limited size of	management's discussion of the
(Manulife Investment	Lipper Category – The fund outperformed the	Lipper peer group for this purpose.	fund's performance, including the
favorable performance relative to
Management (US))	median for the one-, three-, and five-year	Net management fees for this
the peer group median for the
	periods.	fund are higher than the peer
one-, three-, and five-year periods.
group median.

Total expenses for this fund are
lower than the peer group median

Multi-Index Lifestyle	Benchmark Index – The fund underperformed	Subadviser fee comparative data	The Board took into account
Conservative Portfolio	for the one-, three- and five-year periods.	not provided due to limited size of	management's discussion of the
(Manulife Investment	Lipper Category – The fund outperformed the	Lipper peer group for this purpose.	fund's performance, including the
favorable performance relative to
Management (US))	median for the one-, three-, and five-year	Net management fees for this
the peer group median for the
	periods.	fund are higher than the peer
one, three-, and five-year periods.
group median.

Total expenses for this fund are
lower than the peer group
median.

44 JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multi-Index Lifestyle Aggressive Portfolio, John Hancock Multi-Index Lifestyle Growth Portfolio, John Hancock Multi-Index Lifestyle Balanced Portfolio, John Hancock Multi-Index Lifestyle Moderate Portfolio, John Hancock Multi-Index Lifestyle Conservative Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios' subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund's Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

The report stated, in relevant part, that during the period covered by the report:

•The Fund's investment strategy remained appropriate for an open-end fund structure;

•The Fund was able to meet requests for redemption without significant dilution of remaining investors' interests in the Fund;

•The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;

•The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and

•The Chief Compliance Officer's office performed audit testing of the LRMP which resulted in an assessment that the LRMP's control environment was deemed to be operating effectively and in compliance with the Board approved procedures.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 45

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since1	Trustee
Hassell H. McClellan, Born: 1945	2005	190

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,2 Born: 1941	2005	190

Trustee

Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	190

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,2 Born: 1942	2005	190

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	190

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	190

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	190

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women's Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Steven R. Pruchansky, Born: 1944	2012	190

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

46 JOHN HANCOCK MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO | ANNUAL REPORT

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since1	Trustee
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee

Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc.

(high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry's Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

Gregory A. Russo, Born: 1949	2012	190

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since1	Trustee
Andrew G. Arnott, Born: 1971	2017	190

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	190

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth	Current
Position(s)
Position(s) held with Trust	with the
Principal occupation(s)	Trust
during past 5 years	since

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO 47

Principal officers who are not Trustees	(continued)
Name, year of birth	Current
Position(s)
Position(s) held with Trust	with the
Principal occupation(s)	Trust
during past 5 years	since

Christopher (Kit) Sechler, Born: 1973	2018

Secretary and Chief Legal Officer

Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg, Born: 1979	2020

Chief Compliance Officer

Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

2Member of the Audit Committee.

3The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

* Appointed as Independent Trustee effective as of September 15, 2020.

48 JOHN HANCOCK MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO | ANNUAL REPORT

More information

Trustees	Investment advisor
Hassell H. McClellan, Chairperson	John Hancock Investment Management LLC
Steven R. Pruchansky, Vice Chairperson	Subadvisor
Andrew G. Arnott†
Charles L. Bardelis*	Manulife Investment Management (US) LLC
James R. Boyle	Portfolio Managers
Peter S. Burgess*	Robert E. Sykes, CFA
William H. Cunningham	Nathan W. Thooft, CFA
Grace K. Fey	Principal distributor
Marianne Harrison†
Deborah C. Jackson	John Hancock Investment Management Distributors LLC

Frances G. Rathke*,1	Custodian
Gregory A. Russo
State Street Bank and Trust Company

Officers	Transfer agent
Andrew G. Arnott
John Hancock Signature Services, Inc.
President
Legal counsel
Charles A. Rizzo
Chief Financial Officer	K&L Gates LLP
Salvatore Schiavone	Independent registered public accounting firm
Treasurer
PricewaterhouseCoopers LLP
Christopher (Kit) Sechler

Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer

*Member of the Audit Committee

† Non-Independent Trustee

1 Appointed as Independent Trustee effective as of September 15, 2020

The portfolios' proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the portfolios' holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios' Form N-PORT ﬁlings are available on our website and the SEC's website, sec.gov.

We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS 49

John Hancock family of funds

U.S. EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

FIXED-INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Opportunistic Fixed Income

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE FUNDS

Absolute Return Currency

Alternative Asset Allocation

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF

John Hancock Multifactor Consumer Discretionary ETF John Hancock Multifactor Consumer Staples ETF John Hancock Multifactor Developed International ETF John Hancock Multifactor Emerging Markets ETF John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and

Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income Tax-Advantaged Global Shareholder Yield

John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

"A trusted brand" is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.

John Hancock Investment Management Distributors LLC, Member FINRA, SIPC

200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.

This report is for the information of the shareholders of John Hancock Multi-Index Lifestyle Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1823019	MILA 8/21
10/21

Annual report
John Hancock
Alternative Asset Allocation Fund
Alternative
August 31, 2021

A message to shareholders
Dear shareholder,
The world equity markets performed well during the 12 months ended August 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide.
Bond yields rose broadly around the globe in anticipation of higher inflation as the global economy gradually recovers. Performance in the equity markets cooled somewhat during the summer due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Alternative Asset Allocation Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
16	Financial highlights
22	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Evaluation of advisory and subadvisory agreements by the Board of Trustees
40	Statement regarding liquidity risk management
42	Trustees and Officers
46	More information
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The HFRX Global Hedge Fund Index comprises funds representing all main hedge fund strategies, with underlying asset-weighted strategies base on the distribution of assets in the hedge fund industry.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Financial assets performed well in the annual period
The combination of accommodative central bank policies, fiscal stimulus, and the reopening of the world economy fueled robust gains for most major asset categories.
The fund produced a positive return but underperformed its benchmark, the HFRX Global Hedge Fund Index
While the majority of the fund’s holdings gained ground, a few—including an absolute return currency strategy—finished in negative territory.
Positions that benefited from the resurgence in global growth were top performers
Commodities, real estate investment trusts, and infrastructure stocks delivered sizable gains.
ASSET ALLOCATION AS OF 8/31/2021 (% of net assets)
Affiliated investment companies	66.4
Absolute return strategies	35.6
Alternative investment approaches	23.3
Alternative markets	7.5
Unaffiliated investment companies	33.3
Absolute return strategies	19.0
Alternative investment approaches	11.4
Alternative markets	2.9
Short-term investments and other	0.3
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	3

Manager’s discussion of fund performance
What elements of the fund’s positioning helped and hurt absolute performance during the 12 months ended August 31, 2021?
The fund consists of three main strategies: Absolute return (weighted at 54.6% as of period end), which is designed to generate positive performance through a variety of scenarios, alternative investment approaches (34.7%), where the underlying managers use opportunistic techniques, and alternative markets (10.4%), which includes asset classes where the drivers of return are often unrelated to those of traditional investments.
Absolute return strategies contributed despite the pronounced risk-on environment. The bulk of the gain came from Multi-Asset Absolute Return Fund (Nordea) and Managed Futures Strategy Fund (Credit Suisse). Merger arbitrage funds further helped results; conversely, Absolute Return Currency Fund (First Quadrant) experienced a small loss.
The alternative investment approaches portfolio accounted for more than half of the fund’s total return. Seaport Long/Short Fund (Wellington) and Hedged Equity Fund (JP Morgan), both of which had net long positions in equities, were the key contributors. In addition, Short Duration Credit Opportunities Fund (Stone Harbor) and Strategic Income Opportunities Fund (MIM US) performed well thanks to their emphasis on credit sectors such as corporate bonds, high-yield debt, and the emerging markets.
The alternative markets portfolio delivered a strong return but was the smallest contributor among the fund’s three strategies due to its lower weighting. The fund benefited from its allocations to real estate investment trusts, commodities, and infrastructure stocks, all of which were boosted by the favorable investment environment of the past year. An allocation to DB Gold Fund (Invesco) detracted, however.
What changes did you make to the fund?
We continued to rotate the fund’s holdings in an effort to optimize its investment mix and capitalize on what we see as the most compelling longer-term risk/return opportunities. We eliminated the fund’s position in Alternative Risk Premia Fund (Unigestion), which we had added in the fourth quarter of 2019. While we typically
4	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

don’t shift positioning this quickly, the underlying fund’s return was too far beneath our expected range of performance outcomes to keep it. (The fund has since closed.)
We reinvested the proceeds across certain existing holdings, and we added a new position in Market Neutral Income Fund (Calamos). Additionally, we reduced the fund’s allocation to real estate investment trusts and commodities, and we established a new position in Absolute Return Opportunities Fund (MIM US). More recently, we added another market neutral strategy—Market Neutral Income Fund (Victory)—and eliminated Short Duration Credit Opportunities Fund (Stone Harbor).
The goal of these shifts was to move the fund more in the direction of absolute return. In addition, we sought to improve the fund’s downside risk characteristics by reducing its allocation to assets with higher correlations to traditional investments.
How would you describe the fund’s positioning at the end of the period?
Although equities registered a robust gain in the past year, it appears unlikely the rally can continue at that pace with the valuation of the broader market close to an all-time high. Similarly, low yields are likely to cap the upside for most areas of the bond market. We believe these circumstances make the case for a third lever of fund construction to help balance the risk and return characteristics of stocks and bonds.
MANAGED BY

Nathan W. Thooft, CFA
Christopher Walsh, CFA
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	3.11	2.98	2.80	15.80	31.86
Class C	6.77	3.30	2.61	17.64	29.35
Class I1	8.92	4.34	3.66	23.66	43.28
Class R2[1,2]	8.41	3.91	3.20	21.17	37.08
Class R4[1,2]	8.70	4.19	3.45	22.77	40.39
Class R6[1]	9.02	4.46	3.74	24.38	44.37
Index†	9.10	3.94	2.25	21.31	24.92
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.89	2.59	1.59	1.97	1.82	1.47
Net (%)	1.67	2.37	1.37	1.75	1.50	1.25
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the HFRX Global Hedge Fund Index.
See the following page for footnotes.
6	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Alternative Asset Allocation Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the HFRX Global Hedge Fund Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	8-31-11	12,935	12,935	12,492
Class I1	8-31-11	14,328	14,328	12,492
Class R2[1,2]	8-31-11	13,708	13,708	12,492
Class R4[1,2]	8-31-11	14,039	14,039	12,492
Class R6[1]	8-31-11	14,437	14,437	12,492
The HFRX Global Hedge Fund Index comprises funds representing all main hedge fund strategies, with underlying asset-weighted strategies base on the distribution of assets in the hedge fund industry.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	Class R2 and Class R4 shares were first offered on 3-1-12 and 6-27-13, respectively; Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio[2]
Class A	Actual expenses/actual returns	$1,000.00	$1,043.20	$3.45	0.67%
	Hypothetical example	1,000.00	1,021.80	3.41	0.67%
Class C	Actual expenses/actual returns	1,000.00	1,039.00	7.04	1.37%
	Hypothetical example	1,000.00	1,018.30	6.97	1.37%
Class I	Actual expenses/actual returns	1,000.00	1,044.50	1.91	0.37%
	Hypothetical example	1,000.00	1,023.30	1.89	0.37%
Class R2	Actual expenses/actual returns	1,000.00	1,041.90	3.86	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Class R4	Actual expenses/actual returns	1,000.00	1,043.80	2.63	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R6	Actual expenses/actual returns	1,000.00	1,045.20	1.39	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on mixed of underlying funds held by the fund.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	9

Fund’s investments
AS OF 8-31-21
	Shares	Value
Affiliated investment companies (A) 66.4%		$320,046,239
(Cost $291,549,213)
Absolute return strategies 35.6%		171,636,198
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (B)	3,109,089	31,992,526
Absolute Return Opportunities, Class NAV, JHF II (MIM US) (B)(C)	2,660,507	20,432,695
Credit Suisse Managed Futures Strategy Fund (B)(D)	2,072,421	22,257,796
Diversified Macro, Class NAV, JHIT (Graham)	4,083,523	38,425,952
Multi-Asset Absolute Return, Class NAV, JHF II (NIMNAI)	5,660,274	58,527,229
Alternative investment approaches 23.3%		112,390,541
Seaport Long/Short, Class NAV, JHIT (Wellington)	4,217,938	55,845,495
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (C)	4,973,179	56,545,046
Alternative markets 7.5%		36,019,500
Infrastructure, Class NAV, JHIT (Wellington)	1,522,756	23,084,974

Invesco DB Gold Fund (B)(D)	248,073	12,934,526
Unaffiliated investment companies 33.3%		$160,236,884
(Cost $142,212,341)
Absolute return strategies 19.0%		91,558,636
Calamos Market Neutral Income Fund	1,172,185	16,820,854
IQ Merger Arbitrage ETF (E)	558,611	18,350,371
The Arbitrage Fund, Class I	2,951,685	39,286,923
Victory Market Neutral Income Fund	1,775,752	17,100,488
Alternative investment approaches 11.4%		54,951,441
JPMorgan Hedged Equity Fund	2,063,516	54,951,441
Alternative markets 2.9%		13,726,807
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	402,755	8,067,183
Vanguard Real Estate ETF	52,124	5,659,624

	Yield (%)	Shares	Value
Short-term investments 1.5%			$6,948,221
(Cost $6,946,666)
Short-term funds 1.5%			6,948,221
John Hancock Collateral Trust (F)	0.0356(G)	654,110	6,545,743
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(G)	402,478	402,478

10	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $440,708,220) 101.2%	$487,231,344
Other assets and liabilities, net (1.2%)	(5,670,039)
Total net assets 100.0%	$481,561,305

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	Non-income producing.
(C)	The subadvisor is an affiliate of the advisor.
(D)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
(E)	All or a portion of this security is on loan as of 8-31-21.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(G)	The rate shown is the annualized seven-day yield as of 8-31-21.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $451,404,054. Net unrealized appreciation aggregated to $35,827,290, of which $38,047,262 related to gross unrealized appreciation and $2,219,972 related to gross unrealized depreciation.
Subadvisors of Affiliated Underlying Funds
First Quadrant, L.P.	(First Quadrant)
Graham Capital Management, L.P.	(Graham)
Manulife Investment Management (US) LLC	(MIM US)
Nordea Investment Management North America, Inc.	(NIMNAI)
Wellington Management Company LLP	(Wellington)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $142,614,819) including $6,401,682 of securities loaned	$160,639,362
Affiliated investments, at value (Cost $298,093,401)	326,591,982
Total investments, at value (Cost $440,708,220)	487,231,344
Dividends and interest receivable	164,686
Receivable for fund shares sold	1,462,588
Receivable for securities lending income	8,353
Receivable from affiliates	890
Other assets	61,501
Total assets	488,929,362
Liabilities
Due to custodian	1,359
Payable for investments purchased	239,630
Payable for fund shares repurchased	396,779
Payable upon return of securities loaned	6,543,800
Payable to affiliates
Accounting and legal services fees	18,462
Transfer agent fees	43,963
Distribution and service fees	203
Trustees’ fees	123
Other liabilities and accrued expenses	123,738
Total liabilities	7,368,057
Net assets	$481,561,305
Net assets consist of
Paid-in capital	$487,588,383
Total distributable earnings (loss)	(6,027,078)
Net assets	$481,561,305

12	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($68,176,764 ÷ 4,343,269 shares)[1]	$15.70
Class C ($17,230,693 ÷ 1,097,624 shares)[1]	$15.70
Class I ($374,060,401 ÷ 23,786,592 shares)	$15.73
Class R2 ($963,994 ÷ 61,502 shares)	$15.67
Class R4 ($48,037 ÷ 3,054 shares)	$15.73
Class R6 ($21,081,416 ÷ 1,339,614 shares)	$15.74
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.53

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	13

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Dividends from affiliated investments	$3,987,795
Dividends	1,264,017
Securities lending	56,285
Interest	111
Total investment income	5,308,208
Expenses
Investment management fees	1,805,527
Distribution and service fees	422,716
Accounting and legal services fees	67,526
Transfer agent fees	516,930
Trustees’ fees	8,533
Custodian fees	37,577
State registration fees	108,551
Printing and postage	65,657
Professional fees	64,120
Other	35,295
Total expenses	3,132,432
Less expense reductions	(1,023,652)
Net expenses	2,108,780
Net investment income	3,199,428
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	2,286,548
Affiliated investments	(869,231)
Capital gain distributions received from unaffiliated investments	2,373,033
Capital gain distributions received from affiliated investments	2,288,841
6,079,191
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	10,622,044
Affiliated investments	19,548,385
30,170,429
Net realized and unrealized gain	36,249,620
Increase in net assets from operations	$39,449,048
14	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$3,199,428	$4,321,045
Net realized gain	6,079,191	6,000,154
Change in net unrealized appreciation (depreciation)	30,170,429	801,562
Increase in net assets resulting from operations	39,449,048	11,122,761
Distributions to shareholders
From earnings
Class A	(483,892)	(2,347,118)
Class C	(19,302)	(1,030,673)
Class I	(3,660,140)	(15,281,356)
Class R2	(5,324)	(44,843)
Class R4	(547)	(1,208)
Class R6	(236,228)	(800,607)
Total distributions	(4,405,433)	(19,505,805)
From fund share transactions	(16,257,115)	(96,498,367)
Total increase (decrease)	18,786,500	(104,881,411)
Net assets
Beginning of year	462,774,805	567,656,216
End of year	$481,561,305	$462,774,805
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	15

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$14.57	$14.66	$14.51	$14.55	$13.96
Net investment income[1,2]	0.07	0.09	0.25	0.13	0.10
Net realized and unrealized gain (loss) on investments	1.17	0.31	0.17	0.01	0.60
Total from investment operations	1.24	0.40	0.42	0.14	0.70
Less distributions
From net investment income	(0.03)	(0.27)	(0.17)	(0.11)	(0.08)
From net realized gain	(0.08)	(0.22)	(0.10)	(0.07)	(0.03)
Total distributions	(0.11)	(0.49)	(0.27)	(0.18)	(0.11)
Net asset value, end of period	$15.70	$14.57	$14.66	$14.51	$14.55
Total return (%)[3,4]	8.55	2.74	3.05	0.95	5.03
Ratios and supplemental data
Net assets, end of period (in millions)	$68	$62	$73	$95	$136
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	0.88	0.88	0.77	0.72	0.72
Expenses including reductions[5]	0.66	0.66	0.64	0.59	0.59
Net investment income[2]	0.47	0.63	1.73	0.86	0.71
Portfolio turnover (%)	25	37	39	18	10

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
16	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$14.58	$14.67	$14.51	$14.56	$13.97
Net investment income (loss)[1,2]	(0.03)	(0.01)	0.15	0.02	—[3]
Net realized and unrealized gain (loss) on investments	1.16	0.31	0.18	0.01	0.60
Total from investment operations	1.13	0.30	0.33	0.03	0.60
Less distributions
From net investment income	—	(0.17)	(0.07)	(0.01)	—
From net realized gain	(0.01)	(0.22)	(0.10)	(0.07)	(0.01)
Total distributions	(0.01)	(0.39)	(0.17)	(0.08)	(0.01)
Net asset value, end of period	$15.70	$14.58	$14.67	$14.51	$14.56
Total return (%)[4,5]	7.77	2.04	2.37	0.19	4.30
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$31	$42	$57	$72
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	1.58	1.58	1.47	1.42	1.42
Expenses including reductions[6]	1.36	1.36	1.34	1.29	1.29
Net investment income (loss)[2]	(0.21)	(0.06)	1.02	0.17	—[7]
Portfolio turnover (%)	25	37	39	18	10

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
[7]	Less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	17

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$14.59	$14.68	$14.53	$14.58	$13.99
Net investment income[1,2]	0.12	0.14	0.29	0.17	0.14
Net realized and unrealized gain (loss) on investments	1.17	0.30	0.18	—[3]	0.60
Total from investment operations	1.29	0.44	0.47	0.17	0.74
Less distributions
From net investment income	(0.07)	(0.31)	(0.22)	(0.15)	(0.12)
From net realized gain	(0.08)	(0.22)	(0.10)	(0.07)	(0.03)
Total distributions	(0.15)	(0.53)	(0.32)	(0.22)	(0.15)
Net asset value, end of period	$15.73	$14.59	$14.68	$14.53	$14.58
Total return (%)[4]	8.92	3.04	3.39	1.18	5.34
Ratios and supplemental data
Net assets, end of period (in millions)	$374	$347	$423	$510	$495
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	0.58	0.58	0.49	0.42	0.40
Expenses including reductions[5]	0.36	0.36	0.35	0.30	0.28
Net investment income[2]	0.76	0.95	2.04	1.16	1.01
Portfolio turnover (%)	25	37	39	18	10

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
18	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$14.55	$14.64	$14.49	$14.53	$13.95
Net investment income[1,2]	0.06	0.08	0.24	0.11	0.08
Net realized and unrealized gain (loss) on investments	1.16	0.31	0.17	0.01	0.60
Total from investment operations	1.22	0.39	0.41	0.12	0.68
Less distributions
From net investment income	(0.02)	(0.26)	(0.16)	(0.09)	(0.07)
From net realized gain	(0.08)	(0.22)	(0.10)	(0.07)	(0.03)
Total distributions	(0.10)	(0.48)	(0.26)	(0.16)	(0.10)
Net asset value, end of period	$15.67	$14.55	$14.64	$14.49	$14.53
Total return (%)[3]	8.41	2.65	2.95	0.85	4.87
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$2	$3	$4
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	0.95	0.96	0.87	0.83	0.82
Expenses including reductions[4]	0.74	0.75	0.74	0.70	0.69
Net investment income[2]	0.38	0.54	1.67	0.78	0.60
Portfolio turnover (%)	25	37	39	18	10

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	19

CLASS R4 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$14.60	$14.69	$14.54	$14.58	$13.99
Net investment income[1,2]	0.10	0.07	0.27	0.15	0.12
Net realized and unrealized gain (loss) on investments	1.16	0.35	0.18	0.01	0.60
Total from investment operations	1.26	0.42	0.45	0.16	0.72
Less distributions
From net investment income	(0.05)	(0.29)	(0.20)	(0.13)	(0.10)
From net realized gain	(0.08)	(0.22)	(0.10)	(0.07)	(0.03)
Total distributions	(0.13)	(0.51)	(0.30)	(0.20)	(0.13)
Net asset value, end of period	$15.73	$14.60	$14.69	$14.54	$14.58
Total return (%)[3]	8.70	2.91	3.22	1.10	5.18
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$—[4]	$—[4]	$1	$5
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	0.83	0.81	0.73	0.67	0.66
Expenses including reductions[5]	0.51	0.50	0.50	0.44	0.44
Net investment income[2]	0.68	0.45	1.76	1.05	0.85
Portfolio turnover (%)	25	37	39	18	10

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
[5]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
20	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$14.60	$14.69	$14.54	$14.58	$13.99
Net investment income[1,2]	0.13	0.14	0.32	0.18	0.16
Net realized and unrealized gain (loss) on investments	1.18	0.32	0.16	0.02	0.60
Total from investment operations	1.31	0.46	0.48	0.20	0.76
Less distributions
From net investment income	(0.09)	(0.33)	(0.23)	(0.17)	(0.14)
From net realized gain	(0.08)	(0.22)	(0.10)	(0.07)	(0.03)
Total distributions	(0.17)	(0.55)	(0.33)	(0.24)	(0.17)
Net asset value, end of period	$15.74	$14.60	$14.69	$14.54	$14.58
Total return (%)[3]	9.02	3.15	3.49	1.34	5.45
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$22	$26	$18	$15
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	0.48	0.46	0.37	0.32	0.31
Expenses including reductions[4]	0.26	0.25	0.24	0.20	0.18
Net investment income[2]	0.88	1.01	2.23	1.26	1.11
Portfolio turnover (%)	25	37	39	18	10

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	21

Notes to financial statements
Note 1—Organization
John Hancock Alternative Asset Allocation Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.
The fund operates as a “fund of funds", investing in affiliated underlying funds of the Trust, other series of the Trust, other funds in John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The accounting policies of the John Hancock underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in underlying affiliated funds and other open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. ETFs held by the fund are valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
22	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of August 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives
ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	23

compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2021, the fund loaned securities valued at $6,401,682 and received $6,543,800 of cash collateral.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $7,683.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2021, the fund has a short-term capital loss carryforward of $11,356,922 and a long-term capital loss carryforward of $31,649,560 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
24	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT

The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$4,405,433	$19,505,805
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $1,152,114 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund pays the Advisor a management fee for its services to the fund. Manulife Investment Management (US) LLC, a division of Manulife Asset Management (US) LLC, acts as the fund’s sole subadvisor. The fund is not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).
Management fees are determined in accordance with the following schedule:
	First $5.0 billion of aggregate net assets	Excess over $5.0 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.100%	0.075%
Other assets	0.550%	0.525%
The Advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.04% of the average net assets of the fund. “Other expenses” means all of the expenses of the fund, excluding: advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class specific expenses, underlying fund expenses (acquired
ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	25

fund fees), and short dividend expense. The current expense limitation agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee by 0.05% of the fund’s average daily net assets up to $5 billion, and by 0.025% of the fund’s average daily net assets over $5 billion. The current expense limitation agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive its management fee for the fund so that the aggregate advisory fee retained by the Advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.55% of the fund’s first $5 billion of average daily net assets and 0.525% of the fund’s average daily net assets in excess of $5 billion. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at that time. Prior to March 25, 2021, this agreement was voluntary.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$140,704
Class C	49,437
Class I	785,631
Class R2	1,953
Class	Expense reduction
Class R4	$114
Class R6	45,761
Total	$1,023,600

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.17% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $52 for Class R4 shares for the year ended August 31, 2021.
26	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $35,331 for the year ended August 31, 2021. Of this amount, $5,754 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $29,577 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $42 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$193,578	$74,257
Class C	224,687	25,862
Class I	—	414,617
Class R2	4,270	90
Class R4	181	5
Class R6	—	2,099
Total	$422,716	$516,930
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	27

Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,121,979	$17,005,972	532,714	$7,649,230
Distributions reinvested	31,159	465,517	154,878	2,244,177
Repurchased	(1,054,756)	(15,897,317)	(1,445,757)	(20,620,988)
Net increase (decrease)	98,382	$1,574,172	(758,165)	$(10,727,581)
Class C shares
Sold	54,169	$826,562	42,781	$618,193
Distributions reinvested	1,277	19,165	68,875	1,002,820
Repurchased	(1,072,669)	(16,159,190)	(888,201)	(12,690,671)
Net decrease	(1,017,223)	$(15,313,463)	(776,545)	$(11,069,658)
Class I shares
Sold	6,380,955	$96,946,750	6,847,511	$97,633,578
Distributions reinvested	239,814	3,582,824	942,827	13,652,128
Repurchased	(6,630,884)	(100,658,322)	(12,832,637)	(180,420,235)
Net decrease	(10,115)	$(128,748)	(5,042,299)	$(69,134,529)
Class R2 shares
Sold	12,863	$195,010	18,549	$264,201
Distributions reinvested	307	4,586	2,864	41,474
Repurchased	(14,052)	(209,438)	(118,578)	(1,709,278)
Net decrease	(882)	$(9,842)	(97,165)	$(1,403,603)
Class R4 shares
Sold	415	$6,349	6,520	$94,845
Distributions reinvested	37	547	83	1,208
Repurchased	(1,388)	(21,087)	(20,027)	(289,651)
Net decrease	(936)	$(14,191)	(13,424)	$(193,598)
Class R6 shares
Sold	476,262	$7,256,957	521,425	$7,378,383
Distributions reinvested	15,812	236,228	55,291	800,607
Repurchased	(650,200)	(9,858,228)	(842,680)	(12,148,388)
Net decrease	(158,126)	$(2,365,043)	(265,964)	$(3,969,398)
Total net decrease	(1,088,900)	$(16,257,115)	(6,953,562)	$(96,498,367)
Affiliates of the fund owned 1% of shares of Class R6 on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
28	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT

Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $118,973,831 and $132,695,236, respectively, for the year ended August 31, 2021.
Note 7—Investment in affiliated underlying funds
The fund invests primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of each underlying funds’ net assets. At August 31, 2021, the fund held 5% or more of the net assets of the underlying funds shown below:
Fund	Underlying fund’s net assets
JHF II Absolute Return Opportunities Fund	99.3%
JHF II Multi-Asset Absolute Return Fund	12.5%
JHF Diversified Macro Fund	8.1%
JHF II Absolute Return Currency Fund	5.4%
Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Absolute Return Currency	3,109,089	$23,151,965	$11,522,112	$(1,783,983)	$186,183	$(1,083,751)	—	—	$31,992,526
Absolute Return Opportunities	2,660,507	—	20,847,524	—	—	(414,829)	—	—	20,432,695
Alternative Risk Premia	—	26,554,507	1,080,965	(27,588,266)	(5,248,400)	5,201,194	$9,204	—	—
Diversified Macro	4,083,523	37,189,046	4,747,764	(3,193,015)	(178,567)	(139,276)	812,055	—	38,425,952
Infrastructure	1,522,756	22,603,789	2,173,698	(6,037,909)	669,611	3,675,785	444,703	$102,654	23,084,974
John Hancock Collateral Trust*	654,110	4,960,751	91,410,430	(89,824,812)	4,178	(4,804)	56,285	—	6,545,743
Multi-Asset Absolute Return	5,660,274	53,222,920	5,223,329	(6,357,683)	(380,825)	6,819,488	490,529	—	58,527,229
Seaport Long/Short	4,217,938	60,117,066	5,775,320	(14,806,267)	1,616,482	3,142,894	—	2,186,187	55,845,495
Short Duration Credit Opportunities	—	35,265,044	1,802,162	(38,088,634)	1,935,368	(913,940)	729,063	—	—
Strategic Income Opportunities	4,973,179	54,540,666	3,515,702	(3,369,886)	144,621	1,713,943	1,502,241	—	56,545,046
					$(1,251,349)	$17,996,704	$4,044,080	$2,288,841	$291,399,660

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	29

Note 8—Transactions in securities of affiliated issuers
Affiliated issuers, as defined by the 1940 Act, are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund’s transactions in the securities of these issuers during the year ended August 31, 2021, is set forth below:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Credit Suisse Managed Futures Strategy Fund	2,072,421	$23,059,268	$823,983	$(4,551,319)	$73,662	$2,852,202	—	—	$22,257,796
Invesco DB Gold Fund	248,073	10,475,808	5,769,383	(2,318,600)	308,456	(1,300,521)	—	—	12,934,526
					$382,118	$1,551,681	—	—	$35,192,322
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
30	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Alternative Asset Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Alternative Asset Allocation Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	31

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Alternative Asset Allocation Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	33

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
34	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended December 31, 2020. The Board also noted that the fund outperformed its peer group median for the one-, three-, five-, and ten-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three-, five-, and ten-year periods and its peer group median for the one-, three-, five-, and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	35

The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risk undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for the fund, and concluded that such fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds of the fund, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund and those of its underlying funds.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
36	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

(j)	noted that the subadvisory fees for the fund are paid by the Advisor;
(k)	with respect to the fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the affiliated underlying funds in which the funds may invest;
(l)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that with respect to the John Hancock underlying funds in which the fund invests, the Advisor has contractually agreed to waive a portion of its management fee such funds and for each of the other John Hancock funds in the complex (except as discussed below) with respect to the John Hancock underlying funds in which the fund invests (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The funds that are not participating portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The funds of funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the participating portfolios, which are subject to reimbursement;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fees for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	37

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s respective Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under each Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
38	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.
In addition, the Trustees reviewed the subadvisory fees to be paid to the Subadvisor for the fund and concluded that the subadvisory fees to be paid to the Subadvisor are based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying funds of the fund, and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund and those of its underlying funds.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	39

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Alternative Asset Allocation Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	41

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
42	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	43

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
44	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	45

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Nathan W. Thooft, CFA
Christopher Walsh, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
46	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Alternative Asset Allocation Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1822961	345A 8/21
10/2021

Annual report
John Hancock
Blue Chip Growth Fund
U.S. equity
August 31, 2021

A message to shareholders
Dear shareholder,
The U.S. stock market performed very well during the 12 months ended August 31, 2021, as improved economic growth and healthy corporate earnings propelled gains. The passage of a substantial fiscal stimulus package, together with hopes for further stimulus later in the year, was an additional tailwind. However, market volatility increased as the period wore on, due to concerns over a more contagious variant of COVID-19, rising inflation, and the pace of economic growth.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Blue Chip Growth Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
17	Financial highlights
21	Notes to financial statements
29	Report of independent registered public accounting firm
30	Tax information
31	Evaluation of advisory and subadvisory agreements by the Board of Trustees
38	Statement regarding liquidity risk management
40	Trustees and Officers
44	More information
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital. Current income is a secondary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks in the U.S.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. equities moved sharply higher during the period
As the rollout of COVID-19 vaccines facilitated a return to more typical business conditions, economic growth and corporate earnings surged.
The fund underperformed its benchmark, the S&P 500 Index
Stock selection, particularly in the consumer discretionary and information technology sectors, was the primary reason for the shortfall.
Sector allocations also detracted
An underweight position in financials and an overweight in consumer discretionary stocks weighed on results.
SECTOR COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	3

Manager’s discussion of fund performance
Can you describe the market environment during the 12 months ended August 31, 2021?
The U.S. stock market performed very well in the annual period. After producing mixed results in September and October of 2020, equities rallied sharply following the news that the first vaccine for COVID-19 had been approved. As additional vaccines were rolled out in 2021, economic restrictions were gradually lifted and GDP growth surged. Corporate earnings benefited in kind, with profits for S&P 500 companies coming in well above expectations in each of the four calendar quarters in the annual period. U.S. Federal Reserve policy was also highly supportive, with near-zero interest rates and continued quantitative easing. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment.
What aspects of the fund’s positioning helped and hurt relative performance?
Positioning in the consumer discretionary sector was the largest detractor. An out-of-benchmark position in Alibaba Group Holding, Ltd. struggled due to concerns related to the tightening regulatory environment in China. An overweight in Amazon.com, Inc., which traded sideways in a range for the majority of the period, was another detractor of note.
TOP 10 HOLDINGS AS OF 8/31/2021 (% of net assets)
Amazon.com, Inc.	10.8
Facebook, Inc., Class A	7.9
Alphabet, Inc., Class C	7.9
Microsoft Corp.	6.3
Apple, Inc.	4.9
Visa, Inc., Class A	3.1
ServiceNow, Inc.	2.4
PayPal Holdings, Inc.	2.4
Sea, Ltd., ADR	2.4
Snap, Inc., Class A	2.1
TOTAL	50.2
Cash and cash equivalents are not included.
4	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

Selection in the information technology sector also hurt results. Shares of Global Payments, Inc. lagged due to the combination of a slowdown in travel in mid-2021 and weaker-than-expected earnings. Holdings in salesforce.com, Inc. and Splunk, Inc. were also detractors. We sold the fund’s holdings in Splunk prior to period end.
A significant underweight in the financials sector further pressured relative performance. The sector benefited from record amounts of fiscal and monetary stimulus, as well as heightened expectations of an economic recovery.
On the positive side, an overweight position in Alphabet, Inc. Class C was the leading contributor to results. An investment in the Singapore-based e-commerce company Sea, Ltd. also helped performance, as did holdings in Snap, Inc. and Intuit, Inc. An overweight in the communication services sector further boosted returns. An underweight in the consumer staples sector—where the fund typically has minimal exposure due to a lack of compelling growth opportunities that meet our investment criteria—added value, as well.
How was the fund positioned at the end of the period?
We continued to emphasize secular growth companies with strong competitive positions in large addressable markets that support multi-year growth horizons. Prominent sectors in the portfolio—including information technology, communication services, and consumer discretionary—are areas that we continue to believe offer fertile ground for innovative companies to achieve above-average growth.
Please note that effective October 1, 2021, I will be retiring. I will be replaced by Paul Greene II.
MANAGED BY

Larry J. Puglia, CFA, CPA

The views expressed in this report are exclusively those of Larry J. Puglia, CFA, CPA, T. Rowe Price Associates, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	16.23	22.20	18.62	172.49	451.32
Class C1	20.46	22.55	18.66	176.46	453.50
Class 1[2]	22.76	23.87	19.46	191.62	491.67
Class NAV[2]	22.81	23.93	19.51	192.30	494.48
Index 1†	31.17	18.02	16.34	128.95	354.24
Index 2†	28.53	24.35	19.45	197.34	491.35
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class 1 and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class 1	Class NAV
Gross (%)	1.20	1.90	0.83	0.78
Net (%)	1.14	1.89	0.82	0.77
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  †Index 1 is the S&P 500 Index; Index 2 is the Russell 1000 Growth Index.
See the following page for footnotes.
6	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Blue Chip Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-11	55,350	55,350	45,424	59,135
Class 1[2]	8-31-11	59,167	59,167	45,424	59,135
Class NAV[2]	8-31-11	59,448	59,448	45,424	59,135
The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks in the U.S.
The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap companies in the U.S. with greater than average growth orientation.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A and Class C shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,185.60	$6.28	1.14%
	Hypothetical example	1,000.00	1,019.50	5.80	1.14%
Class C	Actual expenses/actual returns	1,000.00	1,181.10	10.17	1.85%
	Hypothetical example	1,000.00	1,015.90	9.40	1.85%
Class 1	Actual expenses/actual returns	1,000.00	1,187.50	4.36	0.79%
	Hypothetical example	1,000.00	1,021.20	4.02	0.79%
Class NAV	Actual expenses/actual returns	1,000.00	1,187.90	4.03	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	9

Fund’s investments
AS OF 8-31-21
	Shares	Value
Common stocks 99.8%		$5,591,531,428
(Cost $1,930,586,218)
Communication services 27.3%		1,527,830,471
Entertainment 5.2%
Netflix, Inc. (A)	182,273	103,747,969
Roku, Inc. (A)	23,008	8,108,019
Sea, Ltd., ADR (A)	392,425	132,765,226
Spotify Technology SA (A)	75,314	17,649,083
The Walt Disney Company (A)	157,484	28,551,849
Interactive media and services 21.9%
Alphabet, Inc., Class A (A)	34,622	100,194,337
Alphabet, Inc., Class C (A)	151,698	441,325,890
Facebook, Inc., Class A (A)	1,165,816	442,287,274
Match Group, Inc. (A)	116,971	16,076,494
Pinterest, Inc., Class A (A)	759,890	42,227,087
Snap, Inc., Class A (A)	1,580,237	120,271,838
Tencent Holdings, Ltd.	939,000	57,995,251
Vimeo, Inc. (A)	99,380	3,788,366
Wireless telecommunication services 0.2%
T-Mobile US, Inc. (A)	93,722	12,841,788
Consumer discretionary 18.7%		1,050,169,424
Hotels, restaurants and leisure 1.6%
Booking Holdings, Inc. (A)	12,232	28,129,563
Chipotle Mexican Grill, Inc. (A)	24,535	46,698,202
Starbucks Corp.	130,408	15,321,636
Internet and direct marketing retail 12.4%
Alibaba Group Holding, Ltd., ADR (A)	171,249	28,596,871
Amazon.com, Inc. (A)	175,141	607,877,632
Coupang, Inc. (A)(B)	324,284	9,715,549
Delivery Hero SE (A)(C)	43,101	6,255,280
DoorDash, Inc., Class A (A)	233,633	44,717,356
Multiline retail 0.7%
Dollar General Corp.	166,806	37,182,725
Specialty retail 2.3%
Carvana Company (A)	238,045	78,093,043
Ross Stores, Inc.	376,691	44,600,214
The TJX Companies, Inc.	119,129	8,663,061
Textiles, apparel and luxury goods 1.7%
Lululemon Athletica, Inc. (A)	115,661	46,284,062
NIKE, Inc., Class B	291,576	48,034,230
10	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 2.8%		$159,545,602
Capital markets 2.3%
MSCI, Inc.	11,982	7,603,538
S&P Global, Inc.	88,328	39,201,733
The Charles Schwab Corp.	330,824	24,100,528
The Goldman Sachs Group, Inc.	149,450	61,799,070
Insurance 0.5%
Chubb, Ltd.	92,529	17,017,934
Marsh & McLennan Companies, Inc.	62,486	9,822,799
Health care 10.2%		568,886,374
Biotechnology 0.0%
Exact Sciences Corp. (A)	2,100	219,198
Health care equipment and supplies 4.4%
Align Technology, Inc. (A)	11,919	8,450,571
Danaher Corp.	213,871	69,328,423
Dentsply Sirona, Inc.	223,800	13,808,460
Intuitive Surgical, Inc. (A)	90,793	95,655,873
Stryker Corp.	167,671	46,461,634
Teleflex, Inc.	36,920	14,600,383
Health care providers and services 2.9%
HCA Healthcare, Inc.	186,804	47,257,676
Humana, Inc.	43,672	17,705,502
UnitedHealth Group, Inc.	229,693	95,614,305
Health care technology 0.4%
Veeva Systems, Inc., Class A (A)	58,394	19,385,640
Life sciences tools and services 0.6%
Thermo Fisher Scientific, Inc.	61,421	34,085,584
Pharmaceuticals 1.9%
AstraZeneca PLC, ADR (B)	214,374	12,493,717
Eli Lilly & Company	239,868	61,955,506
Zoetis, Inc.	155,768	31,863,902
Industrials 1.9%		104,761,176
Commercial services and supplies 0.4%
Cintas Corp.	13,982	5,533,656
Copart, Inc. (A)	102,325	14,767,544
Industrial conglomerates 0.8%
General Electric Company	177,596	18,720,394
Roper Technologies, Inc.	54,291	26,237,754
Professional services 0.7%
CoStar Group, Inc. (A)	271,314	22,991,148
Equifax, Inc.	30,619	8,336,329
TransUnion	67,262	8,174,351
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	11

	Shares	Value
Information technology 38.6%		$2,161,403,363
Electronic equipment, instruments and components 0.2%
TE Connectivity, Ltd.	66,054	9,922,632
IT services 12.4%
Affirm Holdings, Inc. (A)	246,803	23,777,001
Fidelity National Information Services, Inc.	116,589	14,896,577
Fiserv, Inc. (A)	400,677	47,195,744
Global Payments, Inc.	331,948	53,988,023
Mastercard, Inc., Class A	308,410	106,780,794
MongoDB, Inc. (A)	72,808	28,528,359
PayPal Holdings, Inc. (A)	460,131	132,821,414
Shopify, Inc., Class A (A)	28,539	43,515,696
Snowflake, Inc., Class A (A)	32,776	9,975,376
Square, Inc., Class A (A)	197,736	53,007,090
Twilio, Inc., Class A (A)	27,600	9,852,096
Visa, Inc., Class A	749,340	171,673,794
Semiconductors and semiconductor equipment 5.3%
Advanced Micro Devices, Inc. (A)	466,358	51,635,158
ASML Holding NV, NYRS	66,363	55,283,034
Marvell Technology, Inc.	362,594	22,187,127
Monolithic Power Systems, Inc.	37,372	18,496,524
NVIDIA Corp.	436,656	97,745,446
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	159,335	18,962,458
Texas Instruments, Inc.	155,980	29,778,142
Software 15.8%
Atlassian Corp. PLC, Class A (A)	70,851	26,006,568
Bill.com Holdings, Inc. (A)	79,631	21,849,950
Coupa Software, Inc. (A)	61,120	14,962,787
Crowdstrike Holdings, Inc., Class A (A)	27,313	7,674,953
Datadog, Inc., Class A (A)	86,700	11,947,260
DocuSign, Inc. (A)	117,297	34,748,063
Fortinet, Inc. (A)	109,300	34,444,802
Intuit, Inc.	209,171	118,413,795
Microsoft Corp.	1,176,166	355,060,992
Paycom Software, Inc. (A)	10,126	4,950,601
salesforce.com, Inc. (A)	72,887	19,334,734
ServiceNow, Inc. (A)	211,772	136,304,930
Synopsys, Inc. (A)	164,061	54,507,627
Zoom Video Communications, Inc., Class A (A)	152,436	44,130,222
Technology hardware, storage and peripherals 4.9%
Apple, Inc.	1,824,696	277,043,594
12	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials 0.3%		$18,935,018
Chemicals 0.3%
Linde PLC	46,939	14,766,540
The Sherwin-Williams Company	13,727	4,168,478

	Yield (%)	Shares	Value
Short-term investments 0.6%			$30,942,574
(Cost $30,942,283)
Short-term funds 0.6%			30,942,574
John Hancock Collateral Trust (D)	0.0356(E)	104,223	1,042,968
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(E)	500,011	500,011
T. Rowe Price Government Reserve Fund	0.0295(E)	29,399,595	29,399,595

Total investments (Cost $1,961,528,501) 100.4%	$5,622,474,002
Other assets and liabilities, net (0.4%)	(19,877,745)
Total net assets 100.0%	$5,602,596,257

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-21.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 8-31-21.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $1,973,509,860. Net unrealized appreciation aggregated to $3,648,964,142, of which $3,675,816,926 related to gross unrealized appreciation and $26,852,784 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $1,960,485,824) including $1,140,280 of securities loaned	$5,621,431,034
Affiliated investments, at value (Cost $1,042,677)	1,042,968
Total investments, at value (Cost $1,961,528,501)	5,622,474,002
Dividends and interest receivable	1,796,927
Receivable for fund shares sold	1,027,183
Receivable for investments sold	4,621,788
Receivable for securities lending income	67,015
Receivable from affiliates	579
Other assets	171,448
Total assets	5,630,158,942
Liabilities
Payable for investments purchased	2,271,432
Payable for fund shares repurchased	23,248,557
Payable upon return of securities loaned	1,043,800
Payable to affiliates
Accounting and legal services fees	211,297
Transfer agent fees	120,493
Trustees’ fees	1,426
Other liabilities and accrued expenses	665,680
Total liabilities	27,562,685
Net assets	$5,602,596,257
Net assets consist of
Paid-in capital	$1,336,955,143
Total distributable earnings (loss)	4,265,641,114
Net assets	$5,602,596,257

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,189,934,824 ÷ 18,228,939 shares)[1]	$65.28
Class C ($102,631,919 ÷ 1,667,065 shares)[1]	$61.56
Class 1 ($2,620,548,724 ÷ 39,187,664 shares)	$66.87
Class NAV ($1,689,480,790 ÷ 25,184,366 shares)	$67.08
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$68.72

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Dividends	$18,067,827
Securities lending	138,828
Interest	11,954
Less foreign taxes withheld	(20,406)
Total investment income	18,198,203
Expenses
Investment management fees	37,862,378
Distribution and service fees	5,180,098
Accounting and legal services fees	751,839
Transfer agent fees	1,275,791
Trustees’ fees	89,651
Custodian fees	603,296
State registration fees	88,302
Printing and postage	73,869
Professional fees	198,862
Other	144,263
Total expenses	46,268,349
Less expense reductions	(1,890,142)
Net expenses	44,378,207
Net investment loss	(26,180,004)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	764,909,501
Affiliated investments	(1,103)
764,908,398
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	347,210,959
Affiliated investments	285
347,211,244
Net realized and unrealized gain	1,112,119,642
Increase in net assets from operations	$1,085,939,638
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment loss	$(26,180,004)	$(10,034,396)
Net realized gain	764,908,398	170,277,652
Change in net unrealized appreciation (depreciation)	347,211,244	1,353,590,186
Increase in net assets resulting from operations	1,085,939,638	1,513,833,442
Distributions to shareholders
From earnings
Class A	(44,997,858)	(9,393,035)
Class C	(4,621,610)	(1,190,326)
Class 1	(106,252,592)	(27,066,770)
Class NAV	(76,844,497)	(22,236,121)
Total distributions	(232,716,557)	(59,886,252)
From fund share transactions	(370,499,190)	(292,263,908)
Total increase	482,723,891	1,161,683,282
Net assets
Beginning of year	5,119,872,366	3,958,189,084
End of year	$5,602,596,257	$5,119,872,366
16	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$55.94	$40.48	$42.40	$38.65	$32.33
Net investment loss[1]	(0.45)	(0.23)	(0.12)	(0.16)	(0.09)
Net realized and unrealized gain (loss) on investments	12.43	16.33	0.84	9.76	8.37
Total from investment operations	11.98	16.10	0.72	9.60	8.28
Less distributions
From net realized gain	(2.64)	(0.64)	(2.64)	(5.85)	(1.96)
Net asset value, end of period	$65.28	$55.94	$40.48	$42.40	$38.65
Total return (%)[2,3]	22.34	40.25	3.14	27.50	27.10
Ratios and supplemental data
Net assets, end of period (in millions)	$1,190	$943	$579	$477	$286
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.21	1.20	1.20	1.24
Expenses including reductions	1.14	1.14	1.14	1.14	1.14
Net investment loss	(0.79)	(0.52)	(0.30)	(0.40)	(0.25)
Portfolio turnover (%)	33	28	38	25	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	17

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$53.27	$38.86	$41.11	$37.89	$31.96
Net investment loss[1]	(0.81)	(0.53)	(0.39)	(0.43)	(0.34)
Net realized and unrealized gain (loss) on investments	11.74	15.58	0.78	9.50	8.23
Total from investment operations	10.93	15.05	0.39	9.07	7.89
Less distributions
From net realized gain	(2.64)	(0.64)	(2.64)	(5.85)	(1.96)
Net asset value, end of period	$61.56	$53.27	$38.86	$41.11	$37.89
Total return (%)[2,3]	21.46	39.22	2.40	26.56	26.16
Ratios and supplemental data
Net assets, end of period (in millions)	$103	$100	$74	$66	$36
Ratios (as a percentage of average net assets):
Expenses before reductions	1.89	1.91	1.90	1.90	1.94
Expenses including reductions	1.85	1.88	1.87	1.86	1.89
Net investment loss	(1.50)	(1.26)	(1.03)	(1.12)	(1.00)
Portfolio turnover (%)	33	28	38	25	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$57.05	$41.13	$42.89	$38.92	$32.46
Net investment income (loss)[1]	(0.25)	(0.08)	0.01	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	12.71	16.64	0.87	9.85	8.41
Total from investment operations	12.46	16.56	0.88	9.82	8.43
Less distributions
From net investment income	—	—	—	—	(0.01)
From net realized gain	(2.64)	(0.64)	(2.64)	(5.85)	(1.96)
Total distributions	(2.64)	(0.64)	(2.64)	(5.85)	(1.97)
Net asset value, end of period	$66.87	$57.05	$41.13	$42.89	$38.92
Total return (%)[2]	22.76	40.74	3.50	27.92	27.49
Ratios and supplemental data
Net assets, end of period (in millions)	$2,621	$2,345	$1,804	$1,763	$1,306
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.84	0.84	0.84	0.87
Expenses including reductions	0.79	0.80	0.81	0.80	0.83
Net investment income (loss)	(0.43)	(0.18)	0.04	(0.07)	0.06
Portfolio turnover (%)	33	28	38	25	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	19

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$57.20	$41.22	$42.95	$38.95	$32.48
Net investment income (loss)[1]	(0.22)	(0.06)	0.04	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	12.74	16.68	0.87	9.86	8.41
Total from investment operations	12.52	16.62	0.91	9.85	8.45
Less distributions
From net investment income	—	—	—	—	(0.02)
From net realized gain	(2.64)	(0.64)	(2.64)	(5.85)	(1.96)
Total distributions	(2.64)	(0.64)	(2.64)	(5.85)	(1.98)
Net asset value, end of period	$67.08	$57.20	$41.22	$42.95	$38.95
Total return (%)[2]	22.81	40.80	3.57	27.98	27.54
Ratios and supplemental data
Net assets, end of period (in millions)	$1,689	$1,732	$1,501	$882	$995
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.79	0.79	0.79	0.82
Expenses including reductions	0.74	0.75	0.76	0.75	0.78
Net investment income (loss)	(0.38)	(0.14)	0.09	(0.02)	0.11
Portfolio turnover (%)	33	28	38	25	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Blue Chip Growth Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide long-term growth of capital. Current income is a secondary objective.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	21

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$1,527,830,471	$1,469,835,220	$57,995,251	—
Consumer discretionary	1,050,169,424	1,043,914,144	6,255,280	—
Financials	159,545,602	159,545,602	—	—
Health care	568,886,374	568,886,374	—	—
Industrials	104,761,176	104,761,176	—	—
Information technology	2,161,403,363	2,161,403,363	—	—
Materials	18,935,018	18,935,018	—	—
Short-term investments	30,942,574	30,942,574	—	—
Total investments in securities	$5,622,474,002	$5,558,223,471	$64,250,531	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
22	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2021, the fund loaned securities valued at $1,140,280 and received $1,043,800 of cash collateral.
In addition, non-cash collateral of approximately $122,685 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	23

aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $28,949.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Long-term capital gains	$232,716,557	$59,886,252
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $27,135,527 of undistributed ordinary income and $589,541,445 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as distributors for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
24	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.825% of the first $500 million of the fund’s aggregate net assets; b) 0.800% of the next $500 million of the fund’s aggregate net assets; c) 0.750% of the next $2 billion of the fund’s aggregate net assets; and d) 0.725% of the fund’s aggregate net assets in excess of $3 billion. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets. Aggregate net assets include the net assets of the fund, Blue Chip Growth Trust, a series of John Hancock Variable Insurance Trust, and Manulife North American Equity Fund Series – (I). The Advisor has a subadvisory agreement with T.Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to each of Class A and Class C shares in an amount equal to the amount by which the expenses of Class A and Class C shares, as applicable, exceed 1.14% and 1.89%, respectively, of the average net assets attributable, to the applicable class. For purposes of this agreement, “expenses of Class A and Class C shares” means all expenses of the applicable class (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, underlying fund expenses (acquired fund fees), litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to waive a portion of its management fees for this fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T.Rowe Price Associates, Inc. This voluntary expense reimbursement may be terminated at any time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$468,523
Class C	32,692
Class 1	813,186
Class	Expense reduction
Class NAV	$575,741
Total	$1,890,142

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.70% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	25

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,509,354 for the year ended August 31, 2021. Of this amount, $250,395 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,258,959 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $12,258 and $5,581 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$3,038,011	$1,165,832
Class C	955,149	109,959
Class 1	1,186,938	—
Total	$5,180,098	$1,275,791
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
26	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$ 19,766,667	3	0.664%	$1,093
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,801,438	$216,126,746	5,406,415	$233,260,930
Distributions reinvested	823,022	44,978,176	219,942	9,389,338
Repurchased	(3,246,136)	(183,808,918)	(3,085,843)	(131,980,801)
Net increase	1,378,324	$77,296,004	2,540,514	$110,669,467
Class C shares
Sold	154,825	$8,336,053	429,242	$17,537,714
Distributions reinvested	88,999	4,610,139	29,033	1,186,280
Repurchased	(449,648)	(24,158,307)	(499,089)	(20,538,772)
Net decrease	(205,824)	$(11,212,115)	(40,814)	$(1,814,778)
Class 1 shares
Sold	1,148,589	$66,909,656	1,969,579	$87,760,780
Distributions reinvested	1,902,804	106,252,592	623,227	27,066,770
Repurchased	(4,976,073)	(289,586,756)	(5,328,129)	(228,510,315)
Net decrease	(1,924,680)	$(116,424,508)	(2,735,323)	$(113,682,765)
Class NAV shares
Sold	1,191,699	$69,595,672	2,292,598	$102,403,120
Distributions reinvested	1,372,223	76,844,497	510,823	22,236,121
Repurchased	(7,660,785)	(466,598,740)	(8,939,995)	(412,075,073)
Net decrease	(5,096,863)	$(320,158,571)	(6,136,574)	$(287,435,832)
Total net decrease	(5,849,043)	$(370,499,190)	(6,372,197)	$(292,263,908)
Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,688,610,551 and $2,322,856,006, respectively, for the year ended August 31, 2021.
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	27

Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 30.2% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	10.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	6.8%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	104,223	$216,363	$188,177,194	$(187,349,771)	$(1,103)	$285	$138,828	—	$1,042,968

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Interfund trading
The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2021, the fund engaged in securities purchases amounting to $4,129,703.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
28	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Blue Chip Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Blue Chip Growth Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	29

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $261,740,401 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
30	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Blue Chip Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund. In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the fund outperformed its peer group median for the three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the fund was in line with its peer group median for the one-year period ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten year periods and the peer group median for the three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking with a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median, and that net total expenses for the fund are lower than the peer group median.
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The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Blue Chip Growth Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, T. Rowe Price Associates, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
42	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	43

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
T. Rowe Price Associates, Inc.
Portfolio Managers
Larry J. Puglia, CFA, CPA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
44	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Blue Chip Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1822965	457A 8/21
10/2021

Annual report
John Hancock
Equity Income Fund
U.S. equity
August 31, 2021

A message to shareholders
Dear shareholder,
The U.S. stock market performed very well during the 12 months ended August 31, 2021, as improved economic growth and healthy corporate earnings propelled gains. The passage of a substantial fiscal stimulus package, together with hopes for further stimulus later in the year, was an additional tailwind. However, market volatility increased as the period wore on, due to concerns over a more contagious variant of COVID-19, rising inflation, and the pace of economic growth.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Equity Income Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
15	Financial statements
18	Financial highlights
22	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Evaluation of advisory and subadvisory agreements by the Board of Trustees
41	Statement regarding liquidity risk management
43	Trustees and Officers
47	More information
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide substantial dividend income and also long-term growth of capital.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The Russell 1000 Value Index tracks the performance of publicly traded large-cap companies in the U.S. with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Large-cap value stocks rallied
The Russell 1000 Value Index—the fund’s benchmark—had an impressive gain on the strength of a pronounced improvement in economic growth.
The fund outperformed the index
Stock selection was the primary driver of returns, with the best results occurring in the financials and information technology sectors.
Selection in healthcare was a detractor
The fund also lost some relative performance from its modest cash position and overweight allocation to utilities.
SECTOR COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	3

Manager’s discussion of fund performance
Can you describe the market environment during the 12 months ended August 31, 2021?
The U.S. stock market performed very well during the period. After producing mixed results in September and October of 2020, equities rallied sharply following the news that the first vaccine for COVID-19 had been approved. As additional vaccines were rolled out in 2021, economic restrictions were gradually lifted and GDP growth surged. Corporate earnings benefited in kind, with profits for S&P 500 companies coming in well above expectations in each of the four calendar quarters in the annual period. U.S. Federal Reserve (Fed) policy was also highly supportive, with near-zero interest rates and continued quantitative easing. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment. The large-cap value category, which tends to have a higher representation of economically sensitive companies than the market as a whole, outpaced the broad-based indexes.
What aspects of the fund’s positioning helped and hurt relative performance?
Stock selection was the primary driver of the fund’s outperformance. The best results occurred in the financials sector, led by a position in Wells Fargo & Company. The stock benefited from the combination of rising interest rates, resilient consumer credit conditions, and the Fed’s decision to allow banks to
TOP 10 HOLDINGS AS OF 8/31/2021 (% of net assets)
Wells Fargo & Company	3.8
General Electric Company	2.8
QUALCOMM, Inc.	2.5
The Southern Company	2.5
United Parcel Service, Inc., Class B	2.4
American International Group, Inc.	2.4
TotalEnergies SE, ADR	2.1
MetLife, Inc.	2.0
Chubb, Ltd.	2.0
Anthem, Inc.	1.9
TOTAL	24.4
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 8/31/2021 (% of net assets)
United States	89.7
France	2.9
Switzerland	2.3
Germany	1.7
Ireland	1.6
Other countries	1.8
TOTAL	100.0
4	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

resume returning capital to shareholders. American International Group, Inc. and Fifth Third Bancorp were also among the top contributors in the sector.
Selection in the information technology and the materials sectors further helped relative performance. Applied Materials, Inc. (an out-of-benchmark holding) and International Paper Company were the leading contributors, respectively, in the two sectors. At the individual security level, General Electric Company was the top contributor to performance. The stock rallied on the strength of the company’s wider profit margins, high free cash flow generation, and better-than-expected revenue growth in its renewable energy and healthcare segments.
Conversely, security selection in healthcare detracted. Shares of Becton, Dickinson and Company lagged due to limited hospital capacity and the effect of pandemic-related demand uncertainty on elective procedures. An overweight allocation to the utilities sector also weighed on relative results, as did the fund’s modest position in cash. Conagra Brands, Inc. and Kimberly-Clark Corp., which were adversely affected by the underperformance for consumer staples stocks in general, were also detractors of note.
How would you characterize your portfolio positioning?
We seek to buy well-established, large-cap companies that have a strong record of paying dividends and whose shares appear to be undervalued. At period end, the fund’s largest sector overweights were in utilities and financials, while its most significant underweights were in communication services and consumer discretionary. Despite elevated headline market valuations, we continue to find opportunities in healthcare and financials, as well as in idiosyncratic ideas across the full breadth of the market.
MANAGED BY

John D. Linehan, CFA
The views expressed in this report are exclusively those of John D. Linehan, CFA, T. Rowe Price Associates, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-21	as of 8-31-21
Class A1	32.49	10.15	10.96	62.12	182.92	1.11	1.08
Class C1	37.50	10.49	11.02	64.68	184.34	0.48	0.45
Class 1[2]	39.95	11.68	11.75	73.70	203.85	1.52	1.49
Class NAV[2]	40.01	11.74	11.81	74.17	205.41	1.57	1.54
Index 1††	36.44	11.68	13.03	73.73	240.22	—	—
Index 2††	31.17	18.02	16.34	128.95	354.24	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class1 and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class 1	Class NAV
Gross (%)	1.16	1.86	0.78	0.73
Net (%)	1.14	1.85	0.77	0.72
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.
See the following page for footnotes.
6	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Equity Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-11	28,434	28,434	34,022	45,424
Class 1[2]	8-31-11	30,385	30,385	34,022	45,424
Class NAV[2]	8-31-11	30,541	30,541	34,022	45,424
The Russell 1000 Value Index tracks the performance of publicly traded large-cap companies in the U.S. with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks in the U.S.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A and Class C shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,131.70	$5.96	1.11%
	Hypothetical example	1,000.00	1,019.60	5.65	1.11%
Class C	Actual expenses/actual returns	1,000.00	1,127.50	9.65	1.80%
	Hypothetical example	1,000.00	1,016.10	9.15	1.80%
Class 1	Actual expenses/actual returns	1,000.00	1,133.00	3.98	0.74%
	Hypothetical example	1,000.00	1,021.50	3.77	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	1,133.50	3.71	0.69%
	Hypothetical example	1,000.00	1,021.70	3.52	0.69%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	9

Fund’s investments
AS OF 8-31-21
	Shares	Value
Common stocks 96.9%		$2,183,037,601
(Cost $1,458,671,206)
Communication services 4.8%		107,687,466
Diversified telecommunication services 0.5%
AT&T, Inc.	253,990	6,964,406
Verizon Communications, Inc.	71,722	3,944,710
Entertainment 0.9%
The Walt Disney Company (A)	108,797	19,724,896
Media 3.4%
Comcast Corp., Class A	634,998	38,531,679
Fox Corp., Class B	424,797	14,710,720
News Corp., Class A	1,059,682	23,811,055
Consumer discretionary 4.0%		91,238,533
Automobiles 1.1%
Volkswagen AG, ADR (B)	1,044,451	24,732,600
Hotels, restaurants and leisure 0.9%
Las Vegas Sands Corp. (A)	390,883	17,437,291
McDonald’s Corp.	11,790	2,799,653
Leisure products 0.6%
Mattel, Inc. (A)(B)	696,017	14,859,963
Multiline retail 0.8%
Kohl’s Corp.	298,630	17,141,362
Specialty retail 0.6%
The TJX Companies, Inc.	196,200	14,267,664
Consumer staples 6.9%		154,444,803
Beverages 0.6%
The Coca-Cola Company	222,374	12,521,880
Food and staples retailing 0.4%
Walmart, Inc.	60,047	8,892,961
Food products 3.0%
Bunge, Ltd.	48,690	3,686,320
Conagra Brands, Inc.	720,300	23,856,336
Mondelez International, Inc., Class A	17,026	1,056,804
Tyson Foods, Inc., Class A	503,063	39,500,507
Household products 1.3%
Kimberly-Clark Corp.	211,954	29,209,381
Tobacco 1.6%
Altria Group, Inc.	156,481	7,860,041
Philip Morris International, Inc.	270,491	27,860,573
10	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy 5.2%		$117,093,603
Energy equipment and services 0.3%
Halliburton Company	302,805	6,050,044
Oil, gas and consumable fuels 4.9%
Chevron Corp.	39,582	3,830,350
EOG Resources, Inc.	304,016	20,527,160
Exxon Mobil Corp.	305,697	16,666,600
Hess Corp.	21,052	1,447,325
Occidental Petroleum Corp.	142,163	3,652,167
Targa Resources Corp.	78,803	3,461,028
TC Energy Corp.	301,255	14,303,587
TotalEnergies SE, ADR	1,064,695	47,155,342
Financials 23.3%		526,290,203
Banks 8.6%
Bank of America Corp.	285,081	11,902,132
Citizens Financial Group, Inc.	207,800	9,099,562
Fifth Third Bancorp	917,447	35,651,990
Huntington Bancshares, Inc.	1,349,100	20,951,523
JPMorgan Chase & Co.	109,950	17,586,503
The PNC Financial Services Group, Inc.	70,124	13,400,696
Wells Fargo & Company	1,858,526	84,934,634
Capital markets 5.1%
Franklin Resources, Inc.	144,049	4,672,950
Morgan Stanley	318,025	33,211,351
Raymond James Financial, Inc.	99,695	13,947,331
State Street Corp.	137,635	12,787,668
The Bank of New York Mellon Corp.	263,607	14,556,379
The Charles Schwab Corp.	156,620	11,409,767
The Goldman Sachs Group, Inc.	60,632	25,071,938
Diversified financial services 1.1%
Equitable Holdings, Inc.	812,855	25,206,634
Insurance 8.5%
American International Group, Inc.	974,624	53,175,485
Chubb, Ltd.	245,146	45,087,252
Loews Corp.	628,540	35,116,530
Marsh & McLennan Companies, Inc.	39,872	6,267,878
MetLife, Inc.	734,138	45,516,556
The Hartford Financial Services Group, Inc.	100,200	6,735,444
Health care 15.4%		346,839,971
Biotechnology 2.4%
AbbVie, Inc.	315,092	38,056,812
Biogen, Inc. (A)	22,112	7,493,978
Gilead Sciences, Inc.	115,636	8,415,988
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	11

	Shares	Value
Health care (continued)
Health care equipment and supplies 3.8%
Becton, Dickinson and Company	141,334	$35,573,768
Medtronic PLC	270,594	36,118,887
Zimmer Biomet Holdings, Inc.	95,877	14,424,695
Health care providers and services 5.1%
Anthem, Inc.	115,250	43,233,733
Cardinal Health, Inc.	148,100	7,773,769
Centene Corp. (A)	123,500	7,778,030
Cigna Corp.	85,179	18,028,135
CVS Health Corp.	330,993	28,594,485
UnitedHealth Group, Inc.	22,400	9,324,448
Pharmaceuticals 4.1%
AstraZeneca PLC, ADR	98,900	5,763,892
GlaxoSmithKline PLC	148,723	2,991,653
Johnson & Johnson	163,279	28,268,493
Merck & Company, Inc.	197,500	15,067,275
Organon & Company	9,740	330,089
Pfizer, Inc.	492,503	22,689,613
Sanofi, ADR	326,617	16,912,228
Industrials 11.3%		253,867,211
Aerospace and defense 2.6%
L3Harris Technologies, Inc.	155,182	36,158,958
The Boeing Company (A)	102,714	22,545,723
Air freight and logistics 2.4%
United Parcel Service, Inc., Class B	274,125	53,627,074
Airlines 0.3%
Southwest Airlines Company (A)	138,800	6,909,464
Commercial services and supplies 0.7%
Stericycle, Inc. (A)	216,672	15,080,371
Industrial conglomerates 3.6%
3M Company	24,700	4,810,078
General Electric Company	600,074	63,253,800
Siemens AG, ADR	148,547	12,293,750
Machinery 1.1%
Caterpillar, Inc.	5,255	1,108,122
Flowserve Corp.	60,485	2,351,052
PACCAR, Inc.	113,105	9,259,906
Snap-on, Inc.	53,511	12,037,299
Professional services 0.6%
Nielsen Holdings PLC	672,489	14,431,614
12	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology 8.8%		$198,645,702
Communications equipment 0.7%
Cisco Systems, Inc.	279,874	16,518,163
Electronic equipment, instruments and components 0.3%
TE Connectivity, Ltd.	49,883	7,493,424
IT services 0.2%
Fiserv, Inc. (A)	42,350	4,988,407
Semiconductors and semiconductor equipment 5.2%
Applied Materials, Inc.	187,553	25,344,037
NXP Semiconductors NV	46,904	10,090,458
QUALCOMM, Inc.	383,332	56,230,971
Texas Instruments, Inc.	129,536	24,729,718
Software 2.4%
Citrix Systems, Inc.	175,700	18,074,259
Microsoft Corp.	116,524	35,176,265
Materials 5.3%		119,818,211
Chemicals 3.5%
Akzo Nobel NV	68,980	8,501,046
CF Industries Holdings, Inc.	757,030	34,384,303
DuPont de Nemours, Inc.	131,728	9,750,507
International Flavors & Fragrances, Inc.	160,096	24,254,544
PPG Industries, Inc.	19,805	3,159,888
Containers and packaging 1.8%
International Paper Company	661,806	39,767,923
Real estate 4.3%		96,668,024
Equity real estate investment trusts 4.3%
Equity Residential	399,797	33,610,934
Rayonier, Inc.	468,905	17,246,326
Vornado Realty Trust	51,800	2,169,384
Welltower, Inc.	86,246	7,549,112
Weyerhaeuser Company	1,002,563	36,092,268
Utilities 7.6%		170,443,874
Electric utilities 3.7%
Edison International	124,854	7,221,555
Entergy Corp.	62,200	6,879,942
NextEra Energy, Inc.	170,417	14,313,324
The Southern Company	839,853	55,203,538
Multi-utilities 3.9%
Ameren Corp.	162,332	14,239,763
Dominion Energy, Inc.	125,800	9,792,272
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	13

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
NiSource, Inc.	1,048,105	$25,835,788

Sempra Energy	279,221	36,957,692
Preferred securities 1.4%		$31,828,948
(Cost $29,692,268)
Health care 0.4%		8,520,700
Health care equipment and supplies 0.4%
Becton, Dickinson and Company, 6.000% (B)	155,914	8,520,700
Utilities 1.0%		23,308,248
Electric utilities 0.7%
NextEra Energy, Inc., 5.279%	140,565	7,490,709
The Southern Company, 6.750%	174,337	9,206,737
Multi-utilities 0.3%
NiSource, Inc., 7.750%	64,083	6,610,802

	Yield (%)	Shares	Value
Short-term investments 2.1%			$47,623,439
(Cost $47,620,637)
Short-term funds 2.1%			47,623,439
John Hancock Collateral Trust (C)	0.0356(D)	1,272,552	12,734,553
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(D)	1,493,588	1,493,588
T. Rowe Price Government Reserve Fund	0.0295(D)	33,395,298	33,395,298

Total investments (Cost $1,535,984,111) 100.4%	$2,262,489,988
Other assets and liabilities, net (0.4%)	(8,743,128)
Total net assets 100.0%	$2,253,746,860

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-21.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-21.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $1,549,584,980. Net unrealized appreciation aggregated to $712,905,008, of which $730,244,082 related to gross unrealized appreciation and $17,339,074 related to gross unrealized depreciation.
14	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $1,523,252,360) including $12,275,347 of securities loaned	$2,249,755,435
Affiliated investments, at value (Cost $12,731,751)	12,734,553
Total investments, at value (Cost $1,535,984,111)	2,262,489,988
Dividends and interest receivable	4,737,105
Receivable for fund shares sold	113,988
Receivable for securities lending income	3,448
Other assets	79,087
Total assets	2,267,423,616
Liabilities
Payable for investments purchased	466,323
Payable for fund shares repurchased	87,155
Payable upon return of securities loaned	12,726,989
Payable to affiliates
Accounting and legal services fees	87,114
Transfer agent fees	8,722
Trustees’ fees	576
Other liabilities and accrued expenses	299,877
Total liabilities	13,676,756
Net assets	$2,253,746,860
Net assets consist of
Paid-in capital	$1,411,301,982
Total distributable earnings (loss)	842,444,878
Net assets	$2,253,746,860

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($89,649,824 ÷ 4,038,976 shares)[1]	$22.20
Class C ($2,382,072 ÷ 107,063 shares)[1]	$22.25
Class 1 ($193,538,092 ÷ 8,708,279 shares)	$22.22
Class NAV ($1,968,176,872 ÷ 88,688,406 shares)	$22.19
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$23.37

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	15

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Dividends	$53,242,633
Interest	328,882
Securities lending	74,724
Less foreign taxes withheld	(858,012)
Total investment income	52,788,227
Expenses
Investment management fees	14,524,748
Distribution and service fees	336,153
Accounting and legal services fees	309,405
Transfer agent fees	87,654
Trustees’ fees	36,230
Custodian fees	234,281
State registration fees	45,464
Printing and postage	38,629
Professional fees	113,040
Other	84,014
Total expenses	15,809,618
Less expense reductions	(632,878)
Net expenses	15,176,740
Net investment income	37,611,487
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	130,848,643
Affiliated investments	9,328
130,857,971
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	539,383,543
Affiliated investments	(16,807)
539,366,736
Net realized and unrealized gain	670,224,707
Increase in net assets from operations	$707,836,194
16	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$37,611,487	$41,683,877
Net realized gain	130,857,971	31,096,591
Change in net unrealized appreciation (depreciation)	539,366,736	(105,589,965)
Increase (decrease) in net assets resulting from operations	707,836,194	(32,809,497)
Distributions to shareholders
From earnings
Class A	(1,503,559)	(4,388,126)
Class C	(35,081)	(188,277)
Class 1	(4,522,418)	(15,745,750)
Class NAV	(46,943,668)	(123,011,350)
Total distributions	(53,004,726)	(143,333,503)
From fund share transactions	(286,524,813)	316,299,342
Total increase	368,306,655	140,156,342
Net assets
Beginning of year	1,885,440,205	1,745,283,863
End of year	$2,253,746,860	$1,885,440,205
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	17

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$16.28	$18.31	$20.97	$20.22	$18.50
Net investment income[1]	0.27	0.33	0.36	0.31	0.36
Net realized and unrealized gain (loss) on investments	6.06	(0.90)	(0.84)	2.22	2.17
Total from investment operations	6.33	(0.57)	(0.48)	2.53	2.53
Less distributions
From net investment income	(0.30)	(0.38)	(0.36)	(0.33)	(0.40)
From net realized gain	(0.11)	(1.08)	(1.82)	(1.45)	(0.41)
Total distributions	(0.41)	(1.46)	(2.18)	(1.78)	(0.81)
Net asset value, end of period	$22.20	$16.28	$18.31	$20.97	$20.22
Total return (%)[2,3]	39.49	(3.96)	(0.94)	12.83	13.96
Ratios and supplemental data
Net assets, end of period (in millions)	$90	$59	$51	$43	$36
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.17	1.16	1.18	1.19
Expenses including reductions	1.11	1.14	1.13	1.14	1.14
Net investment income	1.36	1.99	1.97	1.52	1.85
Portfolio turnover (%)	22	31	26	19	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$16.32	$18.34	$21.00	$20.25	$18.52
Net investment income[1]	0.14	0.22	0.24	0.17	0.22
Net realized and unrealized gain (loss) on investments	6.07	(0.90)	(0.86)	2.22	2.18
Total from investment operations	6.21	(0.68)	(0.62)	2.39	2.40
Less distributions
From net investment income	(0.17)	(0.26)	(0.22)	(0.19)	(0.26)
From net realized gain	(0.11)	(1.08)	(1.82)	(1.45)	(0.41)
Total distributions	(0.28)	(1.34)	(2.04)	(1.64)	(0.67)
Net asset value, end of period	$22.25	$16.32	$18.34	$21.00	$20.25
Total return (%)[2,3]	38.50	(4.60)	(1.66)	12.00	13.16
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$3	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.84	1.87	1.86	1.88	1.89
Expenses including reductions	1.81	1.84	1.83	1.84	1.86
Net investment income	0.69	1.28	1.28	0.80	1.12
Portfolio turnover (%)	22	31	26	19	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	19

CLASS 1 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$16.30	$18.33	$20.99	$20.24	$18.51
Net investment income[1]	0.34	0.40	0.43	0.39	0.44
Net realized and unrealized gain (loss) on investments	6.06	(0.91)	(0.85)	2.21	2.16
Total from investment operations	6.40	(0.51)	(0.42)	2.60	2.60
Less distributions
From net investment income	(0.37)	(0.44)	(0.42)	(0.40)	(0.46)
From net realized gain	(0.11)	(1.08)	(1.82)	(1.45)	(0.41)
Total distributions	(0.48)	(1.52)	(2.24)	(1.85)	(0.87)
Net asset value, end of period	$22.22	$16.30	$18.33	$20.99	$20.24
Total return (%)[2]	39.95	(3.58)	(0.57)	13.21	14.36
Ratios and supplemental data
Net assets, end of period (in millions)	$194	$160	$197	$235	$255
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.79	0.80	0.82	0.83
Expenses including reductions	0.74	0.76	0.77	0.78	0.79
Net investment income	1.74	2.35	2.32	1.86	2.23
Portfolio turnover (%)	22	31	26	19	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$16.28	$18.31	$20.97	$20.22	$18.49
Net investment income[1]	0.35	0.41	0.44	0.40	0.45
Net realized and unrealized gain (loss) on investments	6.05	(0.91)	(0.85)	2.21	2.16
Total from investment operations	6.40	(0.50)	(0.41)	2.61	2.61
Less distributions
From net investment income	(0.38)	(0.45)	(0.43)	(0.41)	(0.47)
From net realized gain	(0.11)	(1.08)	(1.82)	(1.45)	(0.41)
Total distributions	(0.49)	(1.53)	(2.25)	(1.86)	(0.88)
Net asset value, end of period	$22.19	$16.28	$18.31	$20.97	$20.22
Total return (%)[2]	40.01	(3.53)	(0.52)	13.28	14.44
Ratios and supplemental data
Net assets, end of period (in millions)	$1,968	$1,664	$1,495	$1,344	$1,377
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.74	0.75	0.77	0.78
Expenses including reductions	0.69	0.71	0.72	0.73	0.74
Net investment income	1.79	2.41	2.38	1.92	2.30
Portfolio turnover (%)	22	31	26	19	21

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	21

Notes to financial statements
Note 1—Organization
John Hancock Equity Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide substantial dividend income and also long-term growth of capital.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following
22	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$107,687,466	$107,687,466	—	—
Consumer discretionary	91,238,533	91,238,533	—	—
Consumer staples	154,444,803	154,444,803	—	—
Energy	117,093,603	117,093,603	—	—
Financials	526,290,203	526,290,203	—	—
Health care	346,839,971	343,848,318	$2,991,653	—
Industrials	253,867,211	253,867,211	—	—
Information technology	198,645,702	198,645,702	—	—
Materials	119,818,211	111,317,165	8,501,046	—
Real estate	96,668,024	96,668,024	—	—
Utilities	170,443,874	170,443,874	—	—
Preferred securities	31,828,948	31,828,948	—	—
Short-term investments	47,623,439	47,623,439	—	—
Total investments in securities	$2,262,489,988	$2,250,997,289	$11,492,699	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	23

interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2021, the fund loaned securities valued at $12,275,347 and received $12,726,989 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
24	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $15,203.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$40,509,007	$46,241,818
Long-term capital gains	12,495,719	97,091,685
Total	$53,004,726	$143,333,503
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $21,777,782 of undistributed ordinary income and $107,761,841 of undistributed long-term capital gains.
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	25

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the following:
Aggregate net assets	Rate
First $100 million	0.800%
Between $100 million and $200 million	0.775%
Between $200 million and $500 million	0.750%
Between $500 million and $1 billion	0.725%
Between $1 billion and $1.5 billion	0.725%
Between $1.5 billion and $2 billion	0.700%
Between $2 billion and $3 billion	0.695%
Between $3 billion and $4 billion	0.690%
Between $4 billion and $5.5 billion	0.680%
Between $5.5 billion and $7.5 billion	0.675%
Excess over $7.5 billion	0.670%

When aggregate net assets exceed $200 million on any day, the annual rate of management fee for that day is 0.775% on the first $200 million of aggregate net assets.
When aggregate net assets exceed $500 million on any day, the annual rate of management fee for that day is 0.750% on the first $500 million of aggregate net assets and 0.725% on the amount above $500 million.
When aggregate net assets exceed $1 billion on any day, the annual rate of management fee for that day is 0.725% on the first $1 billion of aggregate net assets.
When aggregate net assets exceed $1.5 billion on any day, the annual rate of management fee for that day is 0.700% on the first $1.5 billion of aggregate net assets.
When aggregate net assets exceed $2 billion on any day, the annual rate of management fee for that day is 0.695% on the first $2 billion of aggregate net assets.
When aggregate net assets exceed $3 billion on any day, the annual rate of management fee for that day is 0.690% on the first $3 billion of aggregate net assets.
26	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

When aggregate net assets exceed $4 billion on any day, the annual rate of management fee for that day is 0.680% on the first $4 billion of aggregate net assets.
When aggregate net assets exceed $5.5 billion on any day, the annual rate of management fee for that day is 0.675% on the first $5.5 billion of aggregate net assets.
When aggregate net assets exceed $7.5 billion on any day, the annual rate of management fee for that day is 0.670% on the first $7.5 billion of aggregate net assets.
Aggregate net assets include the net assets of the fund, Equity Income Trust a series of John Hancock Variable Insurance Trust, and Manulife US Large Cap Value Equity Fund (Canada). The Advisor has a subadvisory agreement with T.Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to Class A shares in an amount equal to the amount by which the expenses of the class, as applicable, exceed 1.14%, of the class’s average net assets. Expenses exclude taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and short dividend expense. This agreement expires December 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Prior to January 1, 2021, the Advisor contractually agreed to reduce its management fee or, if necessary, make payment to Class C shares in an amount equal to the amount by which the expenses of the class exceeded 1.89% of the class’s average net assets.
The Advisor has voluntarily agreed to waive a portion of its management fees for the fund. This voluntary waiver equals the amount by which the subadvisory fee paid to T. Rowe Price Associates, Inc. is reduced. This voluntary expense reimbursement may terminate at any time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$22,045
Class C	702
Class 1	54,313
Class	Expense reduction
Class NAV	$555,818
Total	$632,878

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.65% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	27

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $170,607 for the year ended August 31, 2021. Of this amount, $29,027 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $141,580 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $2,421 and $121 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$221,476	$84,938
Class C	23,580	2,716
Class 1	91,097	—
Total	$336,153	$87,654
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
28	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$ 12,500,780	6	0.578%	$ 1,202
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,081,793	$21,785,112	1,554,888	$25,312,918
Distributions reinvested	82,483	1,501,984	239,544	4,385,132
Repurchased	(764,226)	(14,473,353)	(933,389)	(14,771,777)
Net increase	400,050	$8,813,743	861,043	$14,926,273
Class C shares
Sold	16,351	$291,635	56,071	$862,900
Distributions reinvested	1,975	35,081	10,002	186,469
Repurchased	(42,466)	(821,019)	(78,537)	(1,274,676)
Net decrease	(24,140)	$(494,303)	(12,464)	$(225,307)
Class 1 shares
Sold	550,196	$11,206,083	369,627	$6,344,534
Distributions reinvested	248,130	4,522,418	860,662	15,745,751
Repurchased	(1,896,386)	(37,252,440)	(2,153,515)	(36,397,372)
Net decrease	(1,098,060)	$(21,523,939)	(923,226)	$(14,307,087)
Class NAV shares
Sold	3,610,365	$71,477,981	22,066,035	$348,311,566
Distributions reinvested	2,582,451	46,943,668	6,780,478	123,011,349
Repurchased	(19,736,525)	(391,741,963)	(8,289,636)	(155,417,452)
Net increase (decrease)	(13,543,709)	$(273,320,314)	20,556,877	$315,905,463
Total net increase (decrease)	(14,265,859)	$(286,524,813)	20,482,230	$316,299,342
Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $450,522,022 and $759,020,466, respectively, for the year ended August 31, 2021.
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	29

Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 87.3% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio/Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	31.70%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	19.70%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	13.60%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	1,272,552	$44,936,717	$154,662,084	$(186,856,769)	$9,328	$(16,807)	$74,724	—	$12,734,553

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Other matters
The Trust and several of its funds, including the Equity Income Fund (the “fund”), were named as defendants in a number of adversary proceedings in state and Federal courts across the country arising out of an $8 billion leveraged buyout (“LBO”) transaction in 2007 whereby the Tribune Company (“Tribune”) converted to a privately held company. In Kirchner v. FitzSimons, No.12-2652 (S.D.N.Y.) (the “FitzSimons Action”), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. The total amount at issue for the Equity Income Fund is approximately $12 million. In addition, a group of Tribune creditors filed fifty three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO
30	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

(the “SLCFC Actions”). The FitzSimons Action and the SLCFC Actions have been consolidated with the other LBO-related lawsuits in a multidistrict litigation proceeding captioned In re: Tribune Company Fraudulent Conveyance Litigation, No.11-md-2696 (S.D.N.Y.).
As of August 1, 2019, all claims related to this matter have been dismissed. However, two controlling rulings were appealed- 1) the plaintiffs are seeking U.S. Supreme Court review of the Court of Appeals for the Second Circuit’s dismissal of the plaintiff’s state law constructive fraudulent conveyance claims; and 2) the plaintiffs are appealing the dismissal of the plaintiff’s intentional fraudulent transfer claim against the shareholder defendants. On April 19, 2021, the U.S. Supreme Court rejected the plaintiff’s petition for review, and on August 4, 2021, the Second Circuit Court of Appeals issued its opinion affirming the dismissal of the plaintiff’s claim.
At this time, the fund cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the fund or if the fund enters into a settlement agreement with the plaintiffs, depending upon the circumstances, the payment of such judgement or settlement could have an adverse effect on the fund’s net asset value.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Equity Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Equity Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $12,495,719 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	33

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Equity Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-27, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also concluded the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the five-year period and underperformed its benchmark index and peer group median for the one-, three- and ten-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three- and ten-year periods. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and that net total expenses for the fund are lower than the peer group median.
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The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust’s Advisor and Subadvisor;
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the fund’s subadvisory fees are below the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Equity Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, T. Rowe Price Associates, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	45

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
46	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
T. Rowe Price Associates, Inc.
Portfolio Managers
John D. Linehan, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	47

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1822983	458A 8/21
10/2021

Annual report
John Hancock
Small Cap Value Fund
U.S. equity
August 31, 2021

A message to shareholders
Dear shareholder,
The U.S. stock market performed very well during the 12 months ended August 31, 2021, as improved economic growth and healthy corporate earnings propelled gains. The passage of a substantial fiscal stimulus package, together with hopes for further stimulus later in the year, was an additional tailwind. However, market volatility increased as the period wore on, due to concerns over a more contagious variant of COVID-19, rising inflation, and the pace of economic growth.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Value Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
15	Financial statements
18	Financial highlights
22	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Evaluation of advisory and subadvisory agreements by the Board of Trustees
40	Statement regarding liquidity risk management
42	Trustees and Officers
46	More information
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The Russell 2000 Value Index is an unmanaged index that measures the performance of the Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 12-30-13. The returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

An economic recovery boosted stocks
A reopened and recovering U.S. economy fueled stronger-than-expected corporate earnings, which contributed to a sharp rally in the broad U.S. equity market.
Small-cap value stocks soared
The improving economic environment sparked a rotation into value stocks and smaller companies, providing a substantial boost to the performance of small-cap value stocks.
High-quality emphasis detracted
Despite a strong return, the fund trailed its benchmark, the Russell 2000 Value Index, as more speculative and deep-value businesses propelled index performance.
SECTOR COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	3

Manager’s discussion of fund performance
How did the stock market perform during the 12 months ended August 31, 2021?
U.S. stocks rallied broadly throughout the period, bolstered by substantial fiscal and monetary stimulus, COVID-19 vaccine rollouts and accompanying reopening of the U.S. economy, and better-than-expected corporate earnings. While large-cap growth stocks led the initial stages of the equity market rally, market leadership shifted from growth to value and large cap to small cap in late 2020. This change reflected increased investor demand for cyclical sectors of the market that were poised to benefit from the economy’s reopening and recovery, such as financials, industrials, and energy stocks. Furthermore, robust earnings growth among smaller companies attracted greater investor attention. Although growth stocks regained favor in the last few months of the period, value stocks outperformed growth across all market capitalizations for the period.
How did the fund perform?
The fund’s return was strong but trailed the performance of its benchmark, the Russell 2000 Value Index. Among portfolio holdings, the most significant detractors included cabinet maker American Woodmark Corp. and insurer Kemper Corp. American Woodmark reported disappointing earnings late in the period as supply chain bottlenecks led to significantly higher raw material and logistics costs. Rising
TOP 10 HOLDINGS AS OF 8/31/2021 (% of net assets)
Lantheus Holdings, Inc.	2.1
Spectrum Brands Holdings, Inc.	2.1
TriMas Corp.	2.1
Belden, Inc.	2.0
Element Solutions, Inc.	2.0
Tyman PLC	2.0
Portland General Electric Company	1.7
RPT Realty	1.7
Kemper Corp.	1.6
Neenah, Inc.	1.6
TOTAL	18.9
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 8/31/2021 (% of net assets)
United States	89.4
United Kingdom	4.6
Bermuda	2.6
Luxembourg	1.2
India	1.1
Other countries	1.1
TOTAL	100.0
4	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

expenses also put downward pressure on Kemper’s earnings, which swung to a loss in the most recent quarter.
On the positive side, leading contributors included apparel maker Kontoor Brands, Inc. and door and window components supplier Tyman PLC. Kontoor Brands, which includes the Lee and Wrangler clothing brands, consistently outpaced earnings projections thanks largely to a sharp increase in online sales. Tyman benefited from strong underlying demand for its products amid increased housing development and favorable remodeling trends.
What changes did you make to the portfolio over the past year?
Noteworthy new holdings included blood plasma company Haemonetics Corp. and contract research organization Syneos Health, Inc. Notable sales included marine asset operator SEACOR Holdings, Inc., specialty materials manufacturer Rogers Corp., and tire manufacturer Cooper Tire and Rubber Company.
How was the fund positioned at the end of the reporting period?
On a sector basis, the fund’s largest overweight positions compared with its benchmark included the industrials and information technology sectors, while its largest underweight positions included the consumer discretionary and financials sectors. Despite the potential headwinds of continued pandemic-related uncertainty, we remain disciplined in executing our investment philosophy and process.
MANAGED BY

Timothy J. McCormack, CFA
Shaun F. Pedersen
Edmond C. Griffin, CFA
The views expressed in this report are exclusively those of the portfolio management team at Wellington Management Company LLP and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	43.06	6.28	9.65	35.62	151.27
Class I1,2	51.06	7.70	10.47	44.94	170.64
Class R6[1,2]	51.22	7.82	10.57	45.70	173.15
Class NAV[2]	51.20	7.83	10.57	45.76	173.25
Index†	59.49	11.66	12.14	73.54	214.58
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.0%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6	Class NAV
Gross (%)	1.52	1.22	1.10	1.09
Net (%)	1.49	1.19	1.07	1.06
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the Russell 2000 Value Index.
See the following page for footnotes.
6	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 2000 Value Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1,2	8-31-11	27,064	27,064	31,458
Class R6[1,2]	8-31-11	27,315	27,315	31,458
Class NAV[2]	8-31-11	27,325	27,325	31,458
The Russell 2000 Value Index is an unmanaged index that measures the performance of the Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class I, and Class R6 shares were first offered on 12-30-13. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,079.30	$7.28	1.39%
	Hypothetical example	1,000.00	1,018.20	7.07	1.39%
Class I	Actual expenses/actual returns	1,000.00	1,080.90	5.72	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Class R6	Actual expenses/actual returns	1,000.00	1,081.40	5.14	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Class NAV	Actual expenses/actual returns	1,000.00	1,081.40	5.09	0.97%
	Hypothetical example	1,000.00	1,020.30	4.94	0.97%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	9

Fund’s investments
AS OF 8-31-21
	Shares	Value
Common stocks 97.0%		$792,630,758
(Cost $540,847,634)
Communication services 0.0%		258,230
Interactive media and services 0.0%
CarGurus, Inc. (A)	8,500	258,230
Consumer discretionary 6.4%		52,259,998
Auto components 1.6%
Gentherm, Inc. (A)	87,216	7,484,877
Visteon Corp. (A)	56,031	5,921,356
Hotels, restaurants and leisure 1.2%
Aramark	98,209	3,416,691
Wyndham Hotels & Resorts, Inc.	84,744	6,160,889
Household durables 1.3%
Tri Pointe Homes, Inc. (A)	442,064	10,507,861
Specialty retail 0.9%
Monro, Inc.	125,630	7,149,603
Textiles, apparel and luxury goods 1.4%
Kontoor Brands, Inc.	215,321	11,618,721
Consumer staples 5.7%		46,142,000
Beverages 0.9%
C&C Group PLC (A)	2,181,073	7,412,194
Food products 2.7%
Cranswick PLC	182,508	9,966,171
Hostess Brands, Inc. (A)	594,144	9,482,538
Post Holdings, Inc. (A)	21,044	2,355,034
Household products 2.1%
Spectrum Brands Holdings, Inc.	216,834	16,926,063
Energy 3.1%		25,027,014
Energy equipment and services 0.3%
Bristow Group, Inc. (A)	79,526	2,509,841
Oil, gas and consumable fuels 2.8%
Chesapeake Energy Corp.	25,698	1,434,205
Dorian LPG, Ltd.	606,831	8,022,306
Magnolia Oil & Gas Corp., Class A	709,926	11,131,640
Scorpio Tankers, Inc.	119,002	1,929,022
Financials 23.3%		190,743,692
Banks 14.0%
1st Source Corp.	141,236	6,638,092
Atlantic Union Bankshares Corp.	281,344	10,409,728
10	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Banc of California, Inc.	708,676	$12,734,908
Eastern Bankshares, Inc.	357,389	7,069,154
First Busey Corp.	296,544	7,028,093
First Citizens BancShares, Inc., Class A	2,061	1,850,160
First Midwest Bancorp, Inc.	565,182	10,585,859
Flushing Financial Corp.	372,652	8,544,910
Great Western Bancorp, Inc.	362,081	11,210,028
Hancock Whitney Corp.	255,900	11,761,164
International Bancshares Corp.	280,784	11,759,234
Synovus Financial Corp.	288,246	12,423,403
Webster Financial Corp.	41,094	2,076,069
Capital markets 0.6%
SLR Investment Corp.	253,794	4,761,175
Insurance 7.1%
Alleghany Corp. (A)	5,858	3,964,050
Argo Group International Holdings, Ltd.	104,949	5,551,802
Assured Guaranty, Ltd.	163,273	8,140,792
Kemper Corp.	195,333	13,399,844
ProAssurance Corp.	268,721	6,852,386
Reinsurance Group of America, Inc.	18,123	2,099,006
SiriusPoint, Ltd. (A)	721,517	7,078,082
White Mountains Insurance Group, Ltd.	10,148	11,373,980
Thrifts and mortgage finance 1.6%
NMI Holdings, Inc., Class A (A)	290,349	6,553,177
Northwest Bancshares, Inc.	528,310	6,878,596
Health care 7.2%		59,099,264
Health care equipment and supplies 3.2%
Haemonetics Corp. (A)	92,562	5,808,266
Lantheus Holdings, Inc. (A)	659,218	17,383,579
Natus Medical, Inc. (A)	115,456	3,061,893
Health care providers and services 2.5%
AMN Healthcare Services, Inc. (A)	34,122	3,873,529
Apria, Inc. (A)	132,475	4,725,383
MEDNAX, Inc. (A)	174,413	5,600,401
Owens & Minor, Inc.	176,649	6,585,475
Health care technology 1.3%
Allscripts Healthcare Solutions, Inc. (A)	672,026	10,322,319
Life sciences tools and services 0.2%
Syneos Health, Inc. (A)	18,737	1,738,419
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	11

	Shares	Value
Industrials 23.1%		$188,740,937
Aerospace and defense 1.1%
Hexcel Corp. (A)	159,326	9,035,377
Building products 3.1%
American Woodmark Corp. (A)	128,813	9,076,164
Tyman PLC	2,790,282	15,940,593
Commercial services and supplies 4.3%
ACCO Brands Corp.	1,079,798	10,117,707
BrightView Holdings, Inc. (A)	479,759	7,354,705
Clean Harbors, Inc. (A)	27,681	2,840,624
SP Plus Corp. (A)	240,943	7,804,144
UniFirst Corp.	31,388	7,190,049
Construction and engineering 1.0%
Primoris Services Corp.	317,220	8,152,554
Electrical equipment 0.9%
Thermon Group Holdings, Inc. (A)	446,300	7,453,210
Machinery 5.2%
Albany International Corp., Class A	70,577	5,528,296
Luxfer Holdings PLC	538,879	11,505,067
Mueller Industries, Inc.	189,142	8,437,625
TriMas Corp. (A)	519,933	16,695,049
Professional services 6.4%
CBIZ, Inc. (A)	348,657	11,892,690
Forrester Research, Inc. (A)	154,373	7,340,436
Huron Consulting Group, Inc. (A)	237,192	11,710,169
ICF International, Inc.	113,297	10,611,397
Science Applications International Corp.	132,033	11,121,140
Trading companies and distributors 1.1%
GATX Corp.	97,447	8,933,941
Information technology 7.5%		61,494,632
Electronic equipment, instruments and components 3.3%
Belden, Inc.	284,920	16,311,670
CTS Corp.	311,878	10,940,680
IT services 2.0%
ExlService Holdings, Inc. (A)	55,860	6,878,600
WNS Holdings, Ltd., ADR (A)	110,938	9,201,198
Semiconductors and semiconductor equipment 0.2%
Onto Innovation, Inc. (A)	21,076	1,562,364
Software 2.0%
CDK Global, Inc.	209,137	8,700,099
Progress Software Corp.	169,674	7,900,021
12	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials 7.3%		$59,579,129
Chemicals 4.9%
Axalta Coating Systems, Ltd. (A)	67,740	2,068,780
Element Solutions, Inc.	702,826	15,975,235
HB Fuller Company	104,322	7,049,038
Orion Engineered Carbons SA (A)	562,050	9,931,424
Stepan Company	39,911	4,691,937
Containers and packaging 0.5%
Sealed Air Corp.	67,791	4,137,285
Paper and forest products 1.9%
Louisiana-Pacific Corp.	45,673	2,897,495
Neenah, Inc.	254,573	12,827,935
Real estate 9.3%		75,972,040
Equity real estate investment trusts 9.3%
Alexander & Baldwin, Inc.	573,137	11,967,101
Brandywine Realty Trust	749,175	10,398,549
Corporate Office Properties Trust	209,101	5,892,466
Lexington Realty Trust	505,822	6,843,772
Physicians Realty Trust	569,593	10,543,166
Piedmont Office Realty Trust, Inc., Class A	562,409	10,022,128
PotlatchDeltic Corp.	124,936	6,490,425
RPT Realty	1,067,576	13,814,433
Utilities 4.1%		33,313,822
Electric utilities 1.7%
Portland General Electric Company	275,180	14,130,493
Gas utilities 2.4%
New Jersey Resources Corp.	199,202	7,438,203
Spire, Inc.	122,522	8,172,217
UGI Corp.	77,152	3,572,909

	Par value^	Value
Short-term investments 2.7%		$22,100,000
(Cost $22,100,000)
Repurchase agreement 2.7%		22,100,000
Deutsche Bank Tri-Party Repurchase Agreement dated 8-31-21 at 0.050% to be repurchased at $22,100,031 on 9-1-21, collateralized by $22,544,900 U.S. Treasury Bills, 0.000% due 11-1-21 to 12-14-21 (valued at $22,542,043)	22,100,000	22,100,000

Total investments (Cost $562,947,634) 99.7%	$814,730,758
Other assets and liabilities, net 0.3%	2,415,234
Total net assets 100.0%	$817,145,992

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	13

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $579,772,568. Net unrealized appreciation aggregated to $234,958,190, of which $237,028,007 related to gross unrealized appreciation and $2,069,817 related to gross unrealized depreciation.
14	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $562,947,634)	$814,730,758
Cash	35,960
Foreign currency, at value (Cost $65)	64
Dividends and interest receivable	1,745,685
Receivable for fund shares sold	370,853
Receivable for investments sold	592,330
Other assets	44,297
Total assets	817,519,947
Liabilities
Payable for fund shares repurchased	169,804
Payable to affiliates
Investment management fees	87
Accounting and legal services fees	31,709
Transfer agent fees	9,378
Trustees’ fees	208
Other liabilities and accrued expenses	162,769
Total liabilities	373,955
Net assets	$817,145,992
Net assets consist of
Paid-in capital	$516,404,033
Total distributable earnings (loss)	300,741,959
Net assets	$817,145,992

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($36,499,533 ÷ 1,515,008 shares)[1]	$24.09
Class I ($60,542,945 ÷ 2,505,086 shares)	$24.17
Class R6 ($24,774,384 ÷ 1,024,227 shares)	$24.19
Class NAV ($695,329,130 ÷ 28,770,125 shares)	$24.17
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$25.36

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	15

STATEMENT OF OPERATIONS For the year ended  8-31-21

Investment income
Dividends	$11,915,577
Interest	10,114
Securities lending	4,721
Total investment income	11,930,412
Expenses
Investment management fees	7,101,763
Distribution and service fees	88,980
Accounting and legal services fees	110,834
Transfer agent fees	103,277
Trustees’ fees	13,274
Custodian fees	86,687
State registration fees	54,967
Printing and postage	49,793
Professional fees	74,046
Other	33,032
Total expenses	7,716,653
Less expense reductions	(174,912)
Net expenses	7,541,741
Net investment income	4,388,671
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	66,921,327
Affiliated investments	7,776
66,929,103
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	226,901,517
Affiliated investments	(9,619)
226,891,898
Net realized and unrealized gain	293,821,001
Increase in net assets from operations	$298,209,672
16	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$4,388,671	$3,379,922
Net realized gain (loss)	66,929,103	(5,959,002)
Change in net unrealized appreciation (depreciation)	226,891,898	(36,122,637)
Increase (decrease) in net assets resulting from operations	298,209,672	(38,701,717)
Distributions to shareholders
From earnings
Class A	(16,630)	(1,163,817)
Class I	(162,763)	(4,209,273)
Class R6	(62,306)	(428,294)
Class NAV	(2,647,099)	(19,106,751)
Total distributions	(2,888,798)	(24,908,135)
From fund share transactions	(94,645,981)	75,954,637
Total increase	200,674,893	12,344,785
Net assets
Beginning of year	616,471,099	604,126,314
End of year	$817,145,992	$616,471,099
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	17

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$16.01	$19.54	$23.06	$20.15	$20.18
Net investment income[1]	0.04	0.04	0.12	0.03	0.14[2]
Net realized and unrealized gain (loss) on investments	8.05	(2.78)	(2.83)	4.00	0.80
Total from investment operations	8.09	(2.74)	(2.71)	4.03	0.94
Less distributions
From net investment income	(0.01)	(0.12)	(0.07)	(0.11)	(0.06)
From net realized gain	—	(0.67)	(0.74)	(1.01)	(0.91)
Total distributions	(0.01)	(0.79)	(0.81)	(1.12)	(0.97)
Net asset value, end of period	$24.09	$16.01	$19.54	$23.06	$20.15
Total return (%)[3,4]	50.56	(15.04)	(11.28)	20.52	4.37
Ratios and supplemental data
Net assets, end of period (in millions)	$36	$22	$31	$45	$59
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	1.47	1.46	1.50	1.52
Expenses including reductions	1.39	1.46	1.46	1.49	1.52
Net investment income	0.20	0.24	0.60	0.14	0.69[2]
Portfolio turnover (%)	34	46	29	25	26

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$16.05	$19.58	$23.13	$20.20	$20.22
Net investment income[1]	0.11	0.09	0.18	0.09	0.20[2]
Net realized and unrealized gain (loss) on investments	8.07	(2.77)	(2.86)	4.03	0.82
Total from investment operations	8.18	(2.68)	(2.68)	4.12	1.02
Less distributions
From net investment income	(0.06)	(0.18)	(0.13)	(0.18)	(0.13)
From net realized gain	—	(0.67)	(0.74)	(1.01)	(0.91)
Total distributions	(0.06)	(0.85)	(0.87)	(1.19)	(1.04)
Net asset value, end of period	$24.17	$16.05	$19.58	$23.13	$20.20
Total return (%)[3]	51.06	(14.77)	(11.08)	20.93	4.70
Ratios and supplemental data
Net assets, end of period (in millions)	$61	$72	$93	$108	$99
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.17	1.18	1.20	1.21
Expenses including reductions	1.08	1.16	1.17	1.20	1.20
Net investment income	0.53	0.53	0.91	0.42	0.96[2]
Portfolio turnover (%)	34	46	29	25	26

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	19

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$16.06	$19.59	$23.14	$20.21	$20.23
Net investment income[1]	0.13	0.11	0.20	0.11	0.17[2]
Net realized and unrealized gain (loss) on investments	8.08	(2.77)	(2.85)	4.03	0.86
Total from investment operations	8.21	(2.66)	(2.65)	4.14	1.03
Less distributions
From net investment income	(0.08)	(0.20)	(0.16)	(0.20)	(0.14)
From net realized gain	—	(0.67)	(0.74)	(1.01)	(0.91)
Total distributions	(0.08)	(0.87)	(0.90)	(1.21)	(1.05)
Net asset value, end of period	$24.19	$16.06	$19.59	$23.14	$20.21
Total return (%)[3]	51.22	(14.69)	(10.95)	21.03	4.78
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$12	$10	$14	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.05	1.06	1.10	1.12
Expenses including reductions	0.98	1.04	1.06	1.09	1.11
Net investment income	0.60	0.63	1.00	0.50	0.83[2]
Portfolio turnover (%)	34	46	29	25	26

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$16.05	$19.57	$23.12	$20.20	$20.22
Net investment income[1]	0.13	0.11	0.21	0.11	0.22[2]
Net realized and unrealized gain (loss) on investments	8.07	(2.76)	(2.86)	4.02	0.82
Total from investment operations	8.20	(2.65)	(2.65)	4.13	1.04
Less distributions
From net investment income	(0.08)	(0.20)	(0.16)	(0.20)	(0.15)
From net realized gain	—	(0.67)	(0.74)	(1.01)	(0.91)
Total distributions	(0.08)	(0.87)	(0.90)	(1.21)	(1.06)
Net asset value, end of period	$24.17	$16.05	$19.57	$23.12	$20.20
Total return (%)[3]	51.20	(14.64)	(10.95)	21.01	4.80
Ratios and supplemental data
Net assets, end of period (in millions)	$695	$510	$470	$365	$285
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	1.04	1.05	1.09	1.10
Expenses including reductions	0.97	1.03	1.04	1.08	1.10
Net investment income	0.60	0.63	1.07	0.52	1.02[2]
Portfolio turnover (%)	34	46	29	25	26

[1]	Based on average daily shares outstanding.
[2]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.12 and 0.57%, respectively.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	21

Notes to financial statements
Note 1—Organization
John Hancock Small Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs,
22	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$258,230	$258,230	—	—
Consumer discretionary	52,259,998	52,259,998	—	—
Consumer staples	46,142,000	28,763,635	$17,378,365	—
Energy	25,027,014	25,027,014	—	—
Financials	190,743,692	190,743,692	—	—
Health care	59,099,264	59,099,264	—	—
Industrials	188,740,937	172,800,344	15,940,593	—
Information technology	61,494,632	61,494,632	—	—
Materials	59,579,129	59,579,129	—	—
Real estate	75,972,040	75,972,040	—	—
Utilities	33,313,822	33,313,822	—	—
Short-term investments	22,100,000	—	22,100,000	—
Total investments in securities	$814,730,758	$759,311,800	$55,418,958	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	23

and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of August 31, 2021, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
24	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $8,969.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$2,888,798	$8,954,016
Long-term capital gains	—	15,954,119
Total	$2,888,798	$24,908,135
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	25

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $31,677,795 of undistributed ordinary income and $34,108,094 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.95% of the first $250 million of the fund’s aggregate daily net assets; (b) 0.94% of the next $500 million of the fund’s aggregate daily net assets; (c) 0.93% of the next $500 million of the fund’s aggregate daily net assets; and (d) 0.92% of the fund’s aggregate daily net assets in excess over $1.25 billion. Aggregate net assets include the net assets of the fund and Small Cap Value Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.97% of the average daily net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
26	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$6,832
Class I	13,754
Class R6	4,232
Class	Expense reduction
Class NAV	$150,094
Total	$174,912

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.91% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $44,957 for the year ended August 31, 2021. Of this amount, $7,701 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $37,256 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $86 for Class A.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	27

Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$88,980	$34,117
Class I	—	67,324
Class R6	—	1,836
Total	$88,980	$103,277
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$10,780,000	5	0.662%	$991
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	437,184	$9,574,057	330,347	$5,444,708
Distributions reinvested	829	16,487	54,079	1,154,043
Repurchased	(324,512)	(6,418,244)	(562,667)	(9,732,857)
Net increase (decrease)	113,501	$3,172,300	(178,241)	$(3,134,106)
Class I shares
Sold	382,404	$7,935,044	1,993,835	$33,497,858
Distributions reinvested	8,164	162,622	196,142	4,187,626
Repurchased	(2,386,923)	(39,754,342)	(2,450,025)	(42,272,561)
Net decrease	(1,996,355)	$(31,656,676)	(260,048)	$(4,587,077)
Class R6 shares
Sold	498,192	$10,835,905	423,632	$6,821,703
Distributions reinvested	3,065	61,047	20,061	428,294
Repurchased	(220,743)	(4,578,495)	(202,539)	(3,533,003)
Net increase	280,514	$6,318,457	241,154	$3,716,994
28	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	4,630,551	$91,395,924	14,321,753	$210,070,048
Distributions reinvested	132,953	2,647,099	895,769	19,106,751
Repurchased	(7,764,839)	(166,523,085)	(7,466,553)	(149,217,973)
Net increase (decrease)	(3,001,335)	$(72,480,062)	7,750,969	$79,958,826
Total net increase (decrease)	(4,603,675)	$(94,645,981)	7,553,834	$75,954,637
Affiliates of the fund owned 2% and 100% of shares of Class R6 and Class NAV, respectively, on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $243,327,327 and $339,294,176, respectively, for the year ended August 31, 2021.
Note 7—Industry or sector risk
The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 85.1% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	30.4%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	22.4%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	14.1%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	29

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$6,321,666	$15,569,595	$(21,889,418)	$7,776	$(9,619)	$4,721	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
30	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Small Cap Value Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	31

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $3,146,695 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Small Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	33

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
34	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. . In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group median for the one-, three- and five-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three- and five-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses were higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses, including actions taken during the prior year reduce the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	35

the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
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Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	37

present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
38	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	39

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Small Cap Value Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Wellington Management Company LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
40	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
42	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	43

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	45

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Edmond C. Griffin, CFA
Timothy J. McCormack, CFA
Shaun F. Pedersen
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
46	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823047	439A 8/21
10/2021

Annual report
John Hancock
Fundamental Global Franchise Fund
International equity
August 31, 2021

A message to shareholders
Dear shareholder,
The world equity markets performed well during the 12 months ended August 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide.
Bond yields rose broadly around the globe in anticipation of higher inflation as the global economy gradually recovers. Performance in the equity markets cooled somewhat during the summer due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Global Franchise Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
15	Financial highlights
19	Notes to financial statements
26	Report of independent registered public accounting firm
27	Tax information
28	Evaluation of advisory and subadvisory agreements by the Board of Trustees
35	Statement regarding liquidity risk management
37	Trustees and Officers
41	More information
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stock markets around the world rallied
Global equities in markets worldwide posted double-digit returns, buoyed by improved prospects for economic growth following vaccine rollouts.
The fund underperformed its benchmark
A large overweight in the consumer staples sector detracted most from relative performance, followed by stock picks and an underweight in the financials sector.
Stock picks in certain sectors helped relative performance
Security selection, notably in the healthcare and consumer discretionary sectors, contributed to the fund’s performance.
SECTOR COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	3

Manager’s discussion of fund performance
Can you describe the market environment during the 12 months ended August 31, 2021?
Stock markets worldwide rallied as the rollout of highly effective COVID-19 vaccines boosted prospects for economic recovery. Healthy corporate earnings and massive U.S. fiscal stimulus further aided returns. These tailwinds far outweighed bouts of volatility brought on by the spread of the more infectious Delta variant of COVID-19 and intermittent inflation fears. Against this backdrop, economically sensitive financials, energy, industrials, and materials stocks led the market higher. The secularly driven communication services and information technology sectors also posted notable gains. Conversely, the more-defensive consumer staples and utilities sectors were laggards.
Which sectors and stocks hindered relative performance relative to the fund’s benchmark, the MSCI World Index?
A large overweight in the consumer staples sector significantly detracted, followed by stock picks and an underweight in the financials sector. The biggest individual disappointment, however, was e-commerce giant Amazon.com, Inc. within the consumer discretionary sector. After a period of considerable strength, its stock stalled as investors waited to see whether the company would be able to match
TOP 10 HOLDINGS AS OF 8/31/2021 (% of net assets)
Amazon.com, Inc.	8.3
eBay, Inc.	7.4
Danone SA	6.0
Heineken Holding NV	5.9
Anheuser-Busch InBev SA/NV	5.2
Cie Financiere Richemont SA, A Shares	5.1
Ferrari NV	3.9
Liberty Media Corp.-Liberty Formula One, Series A	3.8
American Tower Corp.	3.5
Walmart, Inc.	3.1
TOTAL	52.2
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 8/31/2021 (% of net assets)
United States	55.5
Netherlands	8.6
France	8.1
Italy	6.6
United Kingdom	6.5
Switzerland	6.3
Belgium	5.2
Spain	2.1
Japan	1.1
TOTAL	100.0
4	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

difficult year-over-year financial comparisons and benefit from recent investments in its retail and online delivery infrastructure.
In the consumer staples sector, shares of France-based dairy products company Danone SA, best known for its Dannon yogurt, underperformed, hurt by a slower-than-expected recovery in on-premises sales and a prolonged turnaround in its business. Shares of global brewer Belgium-based Anheuser-Busch InBev SA also were hindered by weak on-premises sales, especially overseas.
What factors helped the fund’s performance?
Stock picks in the healthcare sector gave a sizable boost, largely due to biopharmaceuticals stock Moderna, Inc., which we added to the portfolio last spring. Its stock soared amid strong demand for the company’s COVID-19 vaccine, growing appreciation for its unique mRNA platform, and the likely need for COVID-19 booster shots. Security selection in the consumer discretionary sector, combined with an overweight and investment choices in the communication services sector, also helped. Standouts included Switzerland-based Cie Financière Richemont SA, which benefited from a faster-than-expected recovery in demand for luxury goods, especially in Asia, and eBay, Inc., which gained as strong online buying trends and turnaround initiatives boosted profits.
How was the fund positioned at period end?
The fund remains invested in about 25 to 30 companies that we believe have strong balance sheets, global franchises, wide competitive moats, and discounted valuations. Our focus continues to be on both capital appreciation and capital preservation, with sizable overweights in the consumer discretionary and consumer staples sectors.
MANAGED BY

Jonathan T. White, CFA
Emory W. Sanders, Jr., CFA
The views expressed in this report are exclusively those of Jonathan T. White, CFA, and Emory W. Sanders, Jr., CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (6-29-12)	5-year	Since inception (6-29-12)
Class A	22.51	10.97	12.14	68.25	186.24
Class I1	29.39	12.46	13.15	79.85	210.65
Class R6[1,2]	29.48	12.53	13.00	80.46	207.02
Class NAV[1]	29.49	12.59	13.28	80.96	213.92
Index†	29.76	14.83	13.17	99.67	211.12
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6	Class NAV
Gross (%)	1.32	1.02	0.90	0.89
Net (%)	1.31	1.01	0.89	0.88
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index 1 is the MSCI World Index.
See the following page for footnotes.
6	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Global Franchise Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI World Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1	6-29-12	31,065	31,065	31,112
Class R6[1,2]	6-29-12	30,702	30,702	31,112
Class NAV[1]	6-29-12	31,392	31,392	31,112
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	Class R6 shares were first offered on 2-13-17. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,164.90	$7.04	1.29%
	Hypothetical example	1,000.00	1,018.70	6.56	1.29%
Class I	Actual expenses/actual returns	1,000.00	1,166.90	5.41	0.99%
	Hypothetical example	1,000.00	1,020.20	5.04	0.99%
Class R6	Actual expenses/actual returns	1,000.00	1,167.50	4.81	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Class NAV	Actual expenses/actual returns	1,000.00	1,167.50	4.75	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	9

Fund’s investments
AS OF 8-31-21
	Shares	Value
Common stocks 95.7%		$497,453,866
(Cost $325,305,069)
Belgium 5.2%		27,215,426
Anheuser-Busch InBev SA/NV	443,738	27,215,426
France 8.1%		42,047,182
Danone SA	428,315	31,278,014
Sodexo SA (A)	129,967	10,769,168
Italy 6.6%		34,444,341
Ferrari NV	94,616	20,569,518
Salvatore Ferragamo SpA (A)	679,310	13,874,823
Japan 1.1%		5,610,248
Asics Corp.	264,700	5,610,248
Netherlands 8.6%		44,755,556
EXOR NV	171,167	14,281,042
Heineken Holding NV	328,525	30,474,514
Spain 2.1%		11,092,848
Cellnex Telecom SA (A)(B)	162,062	11,092,848
Switzerland 6.2%		32,082,757
Cie Financiere Richemont SA, A Shares	241,102	26,610,725
Dufry AG (A)	101,486	5,472,032
United Kingdom 6.5%		33,733,062
Associated British Foods PLC	300,232	8,186,139
Diageo PLC	157,559	7,574,305
GlaxoSmithKline PLC	680,948	13,697,723
Unilever PLC	76,776	4,274,895
United States 51.3%		266,472,446
Alnylam Pharmaceuticals, Inc. (A)	51,462	10,365,991
Alphabet, Inc., Class A (A)	2,546	7,367,997
Amazon.com, Inc. (A)	12,468	43,273,809
American Tower Corp.	62,978	18,400,282
Berkshire Hathaway, Inc., Class B (A)	28,792	8,227,890
CarGurus, Inc. (A)	214,232	6,508,368
Comcast Corp., Class A	206,051	12,503,175
eBay, Inc.	499,372	38,321,807
Facebook, Inc., Class A (A)	29,314	11,121,145
Hologic, Inc. (A)	97,786	7,739,762
Liberty Media Corp.-Liberty Formula One, Series A (A)	437,166	19,974,115
Liberty Media Corp.-Liberty Formula One, Series C (A)	149,928	7,577,361
Moderna, Inc. (A)	37,391	14,084,816
10	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Oracle Corp.	136,973	$12,208,403
Post Holdings, Inc. (A)	142,294	15,924,122
The Hain Celestial Group, Inc. (A)	180,456	6,750,859
UnitedHealth Group, Inc.	24,059	10,015,040
Walmart, Inc.	108,761	16,107,504
Warrants 0.1%		$299,639
(Cost $0)
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (A)	583,817	299,639

	Yield (%)	Shares	Value
Short-term investments 3.9%			$20,501,946
(Cost $20,501,946)
Short-term funds 3.9%			20,501,946
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.0100(C)	20,501,946	20,501,946

Total investments (Cost $345,807,015) 99.7%	$518,255,451
Other assets and liabilities, net 0.3%	1,642,251
Total net assets 100.0%	$519,897,702

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
CHF	Swiss Franc

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	The rate shown is the annualized seven-day yield as of 8-31-21.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $348,064,584. Net unrealized appreciation aggregated to $170,190,867, of which $171,929,443 related to gross unrealized appreciation and $1,738,576 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $345,807,015)	$518,255,451
Foreign currency, at value (Cost $312,407)	313,288
Dividends and interest receivable	1,149,218
Receivable for fund shares sold	323,082
Receivable for investments sold	1,153,576
Other assets	41,830
Total assets	521,236,445
Liabilities
Payable for investments purchased	1,098,917
Payable for fund shares repurchased	100,835
Payable to affiliates
Accounting and legal services fees	20,239
Transfer agent fees	9,726
Trustees’ fees	135
Other liabilities and accrued expenses	108,891
Total liabilities	1,338,743
Net assets	$519,897,702
Net assets consist of
Paid-in capital	$314,308,865
Total distributable earnings (loss)	205,588,837
Net assets	$519,897,702

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($6,628,481 ÷ 462,103 shares)[1]	$14.34
Class I ($94,373,754 ÷ 6,522,701 shares)	$14.47
Class R6 ($12,540,377 ÷ 864,999 shares)	$14.50
Class NAV ($406,355,090 ÷ 28,024,018 shares)	$14.50
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.09

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
12	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  8-31-21

Investment income
Dividends	$4,882,162
Interest	3,602
Less foreign taxes withheld	(361,001)
Total investment income	4,524,763
Expenses
Investment management fees	3,909,395
Distribution and service fees	17,310
Accounting and legal services fees	70,893
Transfer agent fees	105,042
Trustees’ fees	8,746
Custodian fees	141,764
State registration fees	63,729
Printing and postage	23,180
Professional fees	71,543
Other	30,996
Total expenses	4,442,598
Less expense reductions	(41,387)
Net expenses	4,401,211
Net investment income	123,552
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	37,567,702
37,567,702
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	89,807,284
89,807,284
Net realized and unrealized gain	127,374,986
Increase in net assets from operations	$127,498,538
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$123,552	$1,371,024
Net realized gain	37,567,702	43,435,705
Change in net unrealized appreciation (depreciation)	89,807,284	(12,067,837)
Increase in net assets resulting from operations	127,498,538	32,738,892
Distributions to shareholders
From earnings
Class A	(420,778)	(299,153)
Class I	(6,291,435)	(1,973,680)
Class R6	(904,215)	(497,140)
Class NAV	(27,413,916)	(26,399,740)
Total distributions	(35,030,344)	(29,169,713)
From fund share transactions	(13,143,224)	(50,343,529)
Total increase (decrease)	79,324,970	(46,774,350)
Net assets
Beginning of year	440,572,732	487,347,082
End of year	$519,897,702	$440,572,732
14	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.02	$11.91	$13.03	$14.21	$13.78
Net investment income (loss)[1]	(0.05)	(0.01)	0.02	0.05	0.05
Net realized and unrealized gain (loss) on investments	3.37	0.86	0.26	0.84	1.68
Total from investment operations	3.32	0.85	0.28	0.89	1.73
Less distributions
From net investment income	—	(0.05)	(0.02)	(0.08)	(0.04)
From net realized gain	(1.00)	(0.69)	(1.38)	(1.99)	(1.26)
Total distributions	(1.00)	(0.74)	(1.40)	(2.07)	(1.30)
Net asset value, end of period	$14.34	$12.02	$11.91	$13.03	$14.21
Total return (%)[2,3]	28.93	7.34	4.61	6.80	14.58
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$5	$5	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.32	1.31	1.29	1.28
Expenses including reductions	1.29	1.31	1.30	1.28	1.27
Net investment income (loss)	(0.38)	(0.09)	0.20	0.41	0.34
Portfolio turnover (%)	34	49	26	40	54

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	15

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.08	$11.97	$13.10	$14.28	$13.84
Net investment income (loss)[1]	(0.01)	0.03	0.09	0.07	0.10
Net realized and unrealized gain (loss) on investments	3.40	0.86	0.22	0.86	1.68
Total from investment operations	3.39	0.89	0.31	0.93	1.78
Less distributions
From net investment income	—	(0.09)	(0.06)	(0.12)	(0.08)
From net realized gain	(1.00)	(0.69)	(1.38)	(1.99)	(1.26)
Total distributions	(1.00)	(0.78)	(1.44)	(2.11)	(1.34)
Net asset value, end of period	$14.47	$12.08	$11.97	$13.10	$14.28
Total return (%)[2]	29.39	7.60	4.90	7.10	14.97
Ratios and supplemental data
Net assets, end of period (in millions)	$94	$75	$31	$5	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.02	1.01	1.00	0.97
Expenses including reductions	0.99	1.01	1.01	0.99	0.96
Net investment income (loss)	(0.08)	0.27	0.77	0.56	0.74
Portfolio turnover (%)	34	49	26	40	54

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
16	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17[1]
Per share operating performance
Net asset value, beginning of period	$12.10	$11.98	$13.11	$14.29	$12.32
Net investment income[2]	—[3]	0.04	0.08	0.13	0.09
Net realized and unrealized gain (loss) on investments	3.41	0.87	0.24	0.81	1.88
Total from investment operations	3.41	0.91	0.32	0.94	1.97
Less distributions
From net investment income	(0.01)	(0.10)	(0.07)	(0.13)	—
From net realized gain	(1.00)	(0.69)	(1.38)	(1.99)	—
Total distributions	(1.01)	(0.79)	(1.45)	(2.12)	—
Net asset value, end of period	$14.50	$12.10	$11.98	$13.11	$14.29
Total return (%)[4]	29.48	7.80	5.02	7.19	15.99[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$11	$7	$4	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.90	0.90	0.89	0.88[7]
Expenses including reductions	0.89	0.90	0.90	0.89	0.87[7]
Net investment income	0.03	0.35	0.71	1.05	1.17[7]
Portfolio turnover (%)	34	49	26	40	54[8]

[1]	The inception date for Class R6 shares is 2-13-17.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	17

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.10	$11.98	$13.11	$14.29	$13.85
Net investment income[1]	0.01	0.04	0.07	0.09	0.10
Net realized and unrealized gain (loss) on investments	3.40	0.87	0.26	0.85	1.69
Total from investment operations	3.41	0.91	0.33	0.94	1.79
Less distributions
From net investment income	(0.01)	(0.10)	(0.08)	(0.13)	(0.09)
From net realized gain	(1.00)	(0.69)	(1.38)	(1.99)	(1.26)
Total distributions	(1.01)	(0.79)	(1.46)	(2.12)	(1.35)
Net asset value, end of period	$14.50	$12.10	$11.98	$13.11	$14.29
Total return (%)[2]	29.49	7.81	5.04	7.21	15.09
Ratios and supplemental data
Net assets, end of period (in millions)	$406	$349	$444	$425	$548
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.89	0.89	0.88	0.86
Expenses including reductions	0.88	0.88	0.88	0.87	0.86
Net investment income	0.05	0.32	0.63	0.65	0.77
Portfolio turnover (%)	34	49	26	40	54

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
18	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Fundamental Global Franchise Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	19

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Belgium	$27,215,426	—	$27,215,426	—
France	42,047,182	—	42,047,182	—
Italy	34,444,341	$20,569,518	13,874,823	—
Japan	5,610,248	—	5,610,248	—
Netherlands	44,755,556	—	44,755,556	—
Spain	11,092,848	—	11,092,848	—
Switzerland	32,082,757	—	32,082,757	—
United Kingdom	33,733,062	—	33,733,062	—
United States	266,472,446	266,472,446	—	—
Warrants	299,639	299,639	—	—
Short-term investments	20,501,946	20,501,946	—	—
Total investments in securities	$518,255,451	$307,843,549	$210,411,902	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off
20	JOHN HANCOCK Fundamental Global Franchise Fund | ANNUAL REPORT

interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $7,795.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	21

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$8,412,490	$3,692,887
Long-term capital gains	26,617,854	25,476,826
Total	$35,030,344	$29,169,713
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $14,275,820 of undistributed ordinary income and $21,088,430 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $1 billion of the fund’s average daily net assets and (b) 0.780% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC (Subadvisor), an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
22	JOHN HANCOCK Fundamental Global Franchise Fund | ANNUAL REPORT

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$489
Class I	7,161
Class R6	954
Class	Expense reduction
Class NAV	$32,783
Total	$41,387

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.79% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $13,874 for the year ended August 31, 2021. Of this amount, $2,432 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $11,442 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition,
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	23

Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$17,310	$6,640
Class I	—	97,273
Class R6	—	1,129
Total	$17,310	$105,042
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	75,497	$979,384	113,765	$1,293,158
Distributions reinvested	33,875	419,376	25,548	296,869
Repurchased	(77,678)	(976,604)	(98,194)	(1,081,282)
Net increase	31,694	$422,156	41,119	$508,745
Class I shares
Sold	1,764,098	$22,710,826	5,137,836	$59,041,619
Distributions reinvested	504,931	6,291,435	169,269	1,973,680
Repurchased	(1,991,659)	(25,621,000)	(1,682,745)	(18,330,935)
Net increase	277,370	$3,381,261	3,624,360	$42,684,364
Class R6 shares
Sold	243,349	$3,066,554	322,496	$3,452,205
Distributions reinvested	71,170	888,206	42,636	497,140
Repurchased	(360,421)	(4,528,393)	(70,199)	(765,671)
Net increase (decrease)	(45,902)	$(573,633)	294,933	$3,183,674
24	JOHN HANCOCK Fundamental Global Franchise Fund | ANNUAL REPORT

	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	4,518,819	$57,619,267	1,282,427	$13,764,559
Distributions reinvested	2,196,628	27,413,916	2,264,129	26,399,740
Repurchased	(7,528,532)	(101,406,191)	(11,762,979)	(136,884,611)
Net decrease	(813,085)	$(16,373,008)	(8,216,423)	$(96,720,312)
Total net decrease	(549,923)	$(13,143,224)	(4,256,011)	$(50,343,529)
Affiliates of the fund owned 80% and 100% of shares of Class R6 and Class NAV, respectively, on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $158,622,130 and $196,681,398, respectively, for the year ended August 31, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 78.2% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	28.2%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	26.0%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	7.5%
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental Global Franchise Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Fundamental Global Franchise Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $26,617,854 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Fundamental Global Franchise Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the fund underperformed its peer group median for the one- and five year periods and outperformed its peer group period for the three-year period ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the factors that contributed to the fund’s performance relative to the benchmark index for the one-, three- and five-year periods and to the peer group for the one- and five-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses are higher than the peer group median.
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The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the SubAdvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
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present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Fundamental Global Franchise Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

38	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	39

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
40	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Emory W. (Sandy) Sanders, Jr., CFA
Jonathan T. White, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	41

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Fundamental Global Franchise Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1822995	398A 8/21
10/2021

Annual report
John Hancock
Small Cap Growth Fund
U.S. equity
August 31, 2021

A message to shareholders
Dear shareholder,
The U.S. stock market performed very well during the 12 months ended August 31, 2021, as improved economic growth and healthy corporate earnings propelled gains. The passage of a substantial fiscal stimulus package, together with hopes for further stimulus later in the year, was an additional tailwind. However, market volatility increased as the period wore on, due to concerns over a more contagious variant of COVID-19, rising inflation, and the pace of economic growth.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Growth Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
21	Notes to financial statements
28	Report of independent registered public accounting firm
29	Tax information
30	Evaluation of advisory and subadvisory agreements by the Board of Trustees
37	Statement regarding liquidity risk management
39	Trustees and Officers
43	More information
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The Russell 2000 Growth Index is an unmanaged index that measures the performance of the Russell 2000 Index companies with greater than average growth orientation.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1 Class A shares were first offered on 3-27-18. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks surged thanks to a burgeoning economic recovery
The U.S. stock market rallied sharply as the easing of COVID-19 restrictions led to a reopening of the U.S. economy and better-than-anticipated corporate earnings.
Growth underperformed value
While small-cap growth stocks posted very strong absolute returns, they trailed small-cap value stocks as investors shifted into cyclical companies poised to benefit from the nascent economic recovery.
The fund outpaced its benchmark
The fund’s outperformance of its benchmark, the Russell 2000 Growth Index, was driven primarily by stock selection in the information technology and healthcare sectors.
SECTOR COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	3

Manager’s discussion of fund performance
How did the U.S. equity market perform during the 12 months ended August 31, 2021?
It was an exceptionally strong period of U.S. equity market performance, reflecting the U.S. economy’s recovery from its pandemic-related downturn in 2020. Fueled by massive fiscal and monetary stimulus, economic growth rebounded as the widespread distribution of COVID-19 vaccines led to an easing of restrictions around the country and a broad reopening of the economy. The improving economic environment helped corporate profits exceed expectations during the period.
While growth stocks enjoyed robust returns, they underperformed value stocks during the period, particularly in the small-cap segment of the market. Value shares benefited from a shift toward more economically sensitive sectors of the market, which drove a sharp rally in value issues during the first half of 2021. However, growth stocks regained market leadership late in the period as a resurgence in coronavirus cases, primarily the more-contagious Delta variant, led to some economic uncertainty.
How did the fund perform?
The fund posted a very strong return and outperformed its benchmark, the Russell 2000 Growth Index. From a stock selection perspective, holdings in the healthcare
TOP 10 HOLDINGS AS OF 8/31/2021 (% of net assets)
Synaptics, Inc.	4.1
Workiva, Inc.	3.6
Everbridge, Inc.	3.4
Calix, Inc.	3.2
Medpace Holdings, Inc.	2.9
Simpson Manufacturing Company, Inc.	2.8
Kornit Digital, Ltd.	2.8
Boyd Gaming Corp.	2.8
Halozyme Therapeutics, Inc.	2.7
Fox Factory Holding Corp.	2.6
TOTAL	30.9
Cash and cash equivalents are not included.
4	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

and information technology sectors contributed the most to the fund’s outperformance of the index.
Among individual holdings, leading contributors included technology hardware developer Synaptics, Inc. and regulatory compliance software maker Workiva, Inc. Synaptics, which makes human interface technology products such as touchpads and biometrics, benefited from strong demand as its touchscreen controllers were used in the latest iteration of the iPhone. Workiva consistently surpassed earnings expectations thanks to accelerating adoption of its cloud-based platform, which is used by the vast majority of Fortune 500 companies.
Detractors included debt recovery firm Encore Capital Group, Inc. and pharmaceutical company PTC Therapeutics, Inc. Encore reported disappointing earnings early in the reporting period, leading us to eliminate the stock from the portfolio. PTC, which focuses on rare disease treatments, also declined earlier this year on earnings concerns.
What changes did you make to the portfolio during the period?
As of the end of the period, the fund’s largest overweights relative to the benchmark were in the industrials and consumer staples sectors, with primary underweights in cyclical sectors such as energy, materials, and real estate.
Can you tell us about a manager change?
Effective January 15, 2021, Valerie B. Klaiman is no longer part of the portfolio management team.
MANAGED BY

Jennifer K. Silver, CFA

Michael J. Mufson, CFA

Anthony E. Sutton

Ezra S. Samet, CFA

Alexi Makkas

The views expressed in this report are exclusively those of the portfolio management team at Redwood Investments, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	33.10	16.04	14.92	110.43	301.70
Class C1	38.06	16.64	15.21	115.85	312.17
Class I1,2	40.49	17.43	15.61	123.31	326.41
Class R6[1,2]	40.60	17.53	15.65	124.24	328.19
Class NAV[2]	40.58	17.54	15.66	124.32	328.34
Index†	35.61	16.58	14.78	115.29	297.02
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.31	2.06	1.06	0.94	0.93
Net (%)	1.30	2.05	1.05	0.93	0.92
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  †Index is the Russell 2000 Growth Index.
See the following page for footnotes.
6	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 2000 Growth Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-11	41,217	41,217	39,702
Class I1,2	8-31-11	42,641	42,641	39,702
Class R6[1,2]	8-31-11	42,819	42,819	39,702
Class NAV[2]	8-31-11	42,834	42,834	39,702
The Russell 2000 Growth Index is an unmanaged index that measures the performance of the Russell 2000 Index companies with greater than average growth orientation.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, and Class R6 shares were first offered on 3-27-18. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,097.70	$6.77	1.28%
	Hypothetical example	1,000.00	1,018.80	6.51	1.28%
Class C	Actual expenses/actual returns	1,000.00	1,093.80	10.71	2.03%
	Hypothetical example	1,000.00	1,015.00	10.31	2.03%
Class I	Actual expenses/actual returns	1,000.00	1,099.40	5.45	1.03%
	Hypothetical example	1,000.00	1,020.00	5.24	1.03%
Class R6	Actual expenses/actual returns	1,000.00	1,100.20	4.87	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class NAV	Actual expenses/actual returns	1,000.00	1,099.80	4.82	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	9

Fund’s investments
AS OF 8-31-21
	Shares	Value
Common stocks 98.7%		$670,576,203
(Cost $454,240,442)
Communication services 0.5%		3,679,907
Media 0.5%
TechTarget, Inc. (A)	43,508	3,679,907
Consumer discretionary 14.9%		101,093,033
Auto components 2.6%
Fox Factory Holding Corp. (A)	116,989	17,977,700
Hotels, restaurants and leisure 6.1%
Boyd Gaming Corp. (A)	304,450	18,684,097
Chuy’s Holdings, Inc. (A)	234,447	7,563,260
Texas Roadhouse, Inc.	158,177	15,026,815
Internet and direct marketing retail 1.6%
Overstock.com, Inc. (A)	146,836	10,594,217
Specialty retail 3.5%
Leslie’s, Inc. (A)	555,173	13,390,773
Lithia Motors, Inc.	32,318	10,706,953
Textiles, apparel and luxury goods 1.1%
Deckers Outdoor Corp. (A)	17,085	7,149,218
Consumer staples 5.7%		38,506,177
Food and staples retailing 4.1%
BJ’s Wholesale Club Holdings, Inc. (A)	291,466	16,514,464
Performance Food Group Company (A)	217,028	10,899,146
Food products 1.6%
Freshpet, Inc. (A)	86,566	11,092,567
Financials 5.8%		39,157,976
Banks 1.4%
First Financial Bankshares, Inc.	191,226	9,106,182
Capital markets 2.6%
PJT Partners, Inc., Class A	222,913	17,605,669
Thrifts and mortgage finance 1.8%
Axos Financial, Inc. (A)	256,727	12,446,125
Health care 26.8%		182,233,557
Biotechnology 7.2%
CareDx, Inc. (A)	153,397	11,240,932
Coherus Biosciences, Inc. (A)	506,946	8,100,997
Halozyme Therapeutics, Inc. (A)	439,006	18,433,862
PTC Therapeutics, Inc. (A)	253,350	11,058,728
10	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care equipment and supplies 6.3%
CryoPort, Inc. (A)	224,575	$14,276,233
Inmode, Ltd. (A)	123,240	16,129,651
Tandem Diabetes Care, Inc. (A)	110,929	12,442,906
Health care providers and services 6.1%
Addus HomeCare Corp. (A)	108,185	9,727,995
AMN Healthcare Services, Inc. (A)	105,592	11,986,804
Castle Biosciences, Inc. (A)	123,128	9,447,611
LHC Group, Inc. (A)	53,173	9,930,589
Health care technology 2.6%
Omnicell, Inc. (A)	115,729	17,969,242
Life sciences tools and services 4.6%
Medpace Holdings, Inc. (A)	108,632	19,809,045
NeoGenomics, Inc. (A)	240,209	11,678,962
Industrials 20.6%		139,922,536
Aerospace and defense 3.1%
AeroVironment, Inc. (A)	121,541	12,440,937
RADA Electronic Industries, Ltd. (A)	726,393	8,288,144
Air freight and logistics 1.7%
Air Transport Services Group, Inc. (A)	431,883	11,829,275
Building products 2.8%
Simpson Manufacturing Company, Inc.	167,823	18,989,172
Commercial services and supplies 4.4%
Tetra Tech, Inc.	108,231	15,567,947
The Brink’s Company	186,614	14,585,750
Machinery 4.6%
Astec Industries, Inc.	199,181	12,177,926
Kornit Digital, Ltd. (A)	144,285	18,810,435
Professional services 2.7%
Exponent, Inc.	95,808	11,199,955
FTI Consulting, Inc. (A)	52,521	7,337,709
Trading companies and distributors 1.3%
McGrath RentCorp	124,610	8,695,286
Information technology 23.0%		156,465,035
Communications equipment 3.2%
Calix, Inc. (A)	468,134	21,815,044
Electronic equipment, instruments and components 1.3%
nLight, Inc. (A)	318,539	8,794,862
Semiconductors and semiconductor equipment 6.6%
Onto Innovation, Inc. (A)	231,556	17,165,246
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	11

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Synaptics, Inc. (A)	146,320	$27,768,612
Software 11.9%
Domo, Inc., Class B (A)	90,592	8,107,984
Everbridge, Inc. (A)	145,921	22,905,219
LivePerson, Inc. (A)	192,476	12,337,712
Rapid7, Inc. (A)	104,719	12,725,453
Workiva, Inc. (A)	177,122	24,844,903
Materials 1.4%		9,517,982
Containers and packaging 1.4%
Ranpak Holdings Corp. (A)	310,032	9,517,982

	Yield (%)	Shares	Value
Short-term investments 2.6%			$17,665,463
(Cost $17,665,463)
Short-term funds 2.6%			17,665,463
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(B)	17,665,463	17,665,463

Total investments (Cost $471,905,905) 101.3%	$688,241,666
Other assets and liabilities, net (1.3%)	(8,684,523)
Total net assets 100.0%	$679,557,143

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 8-31-21.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $473,787,729. Net unrealized appreciation aggregated to $214,453,937, of which $223,602,128 related to gross unrealized appreciation and $9,148,191 related to gross unrealized depreciation.
12	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $471,905,905)	$688,241,666
Dividends and interest receivable	60,253
Receivable for fund shares sold	77,524
Other assets	49,581
Total assets	688,429,024
Liabilities
Payable for investments purchased	3,631,080
Payable for fund shares repurchased	5,076,683
Payable to affiliates
Accounting and legal services fees	26,164
Transfer agent fees	2,044
Trustees’ fees	175
Other liabilities and accrued expenses	135,735
Total liabilities	8,871,881
Net assets	$679,557,143
Net assets consist of
Paid-in capital	$330,588,248
Total distributable earnings (loss)	348,968,895
Net assets	$679,557,143

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($21,150,349 ÷ 777,424 shares)[1]	$27.21
Class C ($292,001 ÷ 11,027 shares)[1]	$26.48
Class I ($687,693 ÷ 25,072 shares)	$27.43
Class R6 ($83,074 ÷ 3,015 shares)	$27.55
Class NAV ($657,344,026 ÷ 23,847,504 shares)	$27.56
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$28.64

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	13

STATEMENT OF OPERATIONS For the year ended  8-31-21

Investment income
Dividends	$1,600,918
Securities lending	59,186
Interest	3,013
Total investment income	1,663,117
Expenses
Investment management fees	5,652,893
Distribution and service fees	37,680
Accounting and legal services fees	94,359
Transfer agent fees	17,079
Trustees’ fees	11,843
Custodian fees	82,876
State registration fees	65,823
Printing and postage	22,777
Professional fees	66,377
Other	30,093
Total expenses	6,081,800
Less expense reductions	(55,359)
Net expenses	6,026,441
Net investment loss	(4,363,324)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	182,505,562
Affiliated investments	25,576
182,531,138
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	49,802,186
Affiliated investments	(38,588)
49,763,598
Net realized and unrealized gain	232,294,736
Increase in net assets from operations	$227,931,412
14	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment loss	$(4,363,324)	$(2,873,289)
Net realized gain	182,531,138	29,618,474
Change in net unrealized appreciation (depreciation)	49,763,598	94,873,198
Increase in net assets resulting from operations	227,931,412	121,618,383
Distributions to shareholders
From earnings
Class A	(372,190)	—
Class C	(9,899)	—
Class I	(22,483)	—
Class R6	(2,498)	—
Class NAV	(23,547,407)	—
Total distributions	(23,954,477)	—
From fund share transactions	(147,296,422)	(61,838,416)
Total increase	56,680,513	59,779,967
Net assets
Beginning of year	622,876,630	563,096,663
End of year	$679,557,143	$622,876,630
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	15

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18[1]
Per share operating performance
Net asset value, beginning of period	$20.14	$16.62	$19.27	$17.03
Net investment loss[2]	(0.26)	(0.15)	(0.18)	(0.10)
Net realized and unrealized gain (loss) on investments	8.17	3.67	(1.93)	2.34
Total from investment operations	7.91	3.52	(2.11)	2.24
From net realized gain	(0.84)	—	(0.54)	—
Net asset value, end of period	$27.21	$20.14	$16.62	$19.27
Total return (%)[3,4]	40.11	21.18	(10.41)	13.15[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$7	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.31	1.32	1.36[6]
Expenses including reductions	1.28	1.30	1.31	1.35[6]
Net investment loss	(1.05)	(0.91)	(1.07)	(1.26)[6]
Portfolio turnover (%)	66	98	101	165[7]

[1]	The inception date for Class A shares is 3-27-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.
16	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18[1]
Per share operating performance
Net asset value, beginning of period	$19.77	$16.44	$19.21	$17.03
Net investment loss[2]	(0.42)	(0.27)	(0.30)	(0.16)
Net realized and unrealized gain (loss) on investments	7.97	3.60	(1.93)	2.34
Total from investment operations	7.55	3.33	(2.23)	2.18
From net realized gain	(0.84)	—	(0.54)	—
Net asset value, end of period	$26.48	$19.77	$16.44	$19.21
Total return (%)[3,4]	39.06	20.26	(11.08)	12.80[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	2.06	2.07	2.11[7]
Expenses including reductions	2.03	2.05	2.06	2.10[7]
Net investment loss	(1.79)	(1.67)	(1.81)	(2.01)[7]
Portfolio turnover (%)	66	98	101	165[8]

[1]	The inception date for Class C shares is 3-27-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	17

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18[1]
Per share operating performance
Net asset value, beginning of period	$20.25	$16.67	$19.29	$17.03
Net investment loss[2]	(0.19)	(0.11)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	8.21	3.69	(1.94)	2.34
Total from investment operations	8.02	3.58	(2.08)	2.26
From net realized gain	(0.84)	—	(0.54)	—
Net asset value, end of period	$27.43	$20.25	$16.67	$19.29
Total return (%)[3]	40.49	21.48	(10.23)	13.27[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$—[5]	$—[5]	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.06	1.08	1.12[6]
Expenses including reductions	1.03	1.05	1.07	1.11[6]
Net investment loss	(0.78)	(0.65)	(0.80)	(0.99)[6]
Portfolio turnover (%)	66	98	101	165[7]

[1]	The inception date for Class I shares is 3-27-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.
18	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18[1]
Per share operating performance
Net asset value, beginning of period	$20.32	$16.70	$19.30	$17.03
Net investment loss[2]	(0.16)	(0.09)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments	8.23	3.71	(1.94)	2.34
Total from investment operations	8.07	3.62	(2.06)	2.27
From net realized gain	(0.84)	—	(0.54)	—
Net asset value, end of period	$27.55	$20.32	$16.70	$19.30
Total return (%)[3]	40.60	21.68	(10.12)	13.33[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[5]	$—[5]	$—[5]	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.94	0.97	1.01[6]
Expenses including reductions	0.92	0.94	0.96	1.01[6]
Net investment loss	(0.67)	(0.54)	(0.70)	(0.92)[6]
Portfolio turnover (%)	66	98	101	165[7]

[1]	The inception date for Class R6 shares is 3-27-18.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-17 to 8-31-18.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	19

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$20.33	$16.71	$19.30	$20.31	$18.44
Net investment loss[1]	(0.16)	(0.09)	(0.12)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	8.23	3.71	(1.93)	4.54	3.01
Total from investment operations	8.07	3.62	(2.05)	4.43	2.96
From net realized gain	(0.84)	—	(0.54)	(5.44)	(1.09)
Net asset value, end of period	$27.56	$20.33	$16.71	$19.30	$20.31
Total return (%)[2]	40.58	21.66	(10.07)	24.87	16.79
Ratios and supplemental data
Net assets, end of period (in millions)	$657	$615	$560	$360	$229
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.93	0.96	1.00	1.06
Expenses including reductions	0.91	0.93	0.95	0.99	1.05
Net investment loss	(0.66)	(0.53)	(0.70)	(0.57)	(0.29)
Portfolio turnover (%)	66	98	101	165[3]	39

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
20	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Small Cap Growth Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	21

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of August 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of August 31, 2021, there were no securities on loan.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund
22	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $8,586.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Long-term capital gains	$23,954,477	—
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $16,783,094 of undistributed ordinary income and $117,731,864 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	23

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.880% of the first $300 million of the fund’s average daily net assets; b) 0.850% of the next $300 million of average daily net assets; c) 0.830% of the next $300 million of average daily net assets; and d) 0.800% of the excess over $900 million of average daily net assets. The Advisor has a subadvisory agreement with Redwood Investments, LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$1,211
Class C	24
Class I	50
Class	Expense reduction
Class R6	$6
Class NAV	54,068
Total	$55,359

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.85% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
24	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $16,958 for the year ended August 31, 2021. Of this amount, $2,619 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $14,339 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$34,894	$16,068
Class C	2,786	322
Class I	—	682
Class R6	—	7
Total	$37,680	$17,079
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	25

Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	783,748	$18,904,291	363,753	$6,008,130
Distributions reinvested	16,638	372,190	—	—
Repurchased	(350,959)	(8,640,787)	(196,390)	(3,182,425)
Net increase	449,427	$10,635,694	167,363	$2,825,705
Class C shares
Sold	7,261	$169,169	3,419	$59,494
Distributions reinvested	340	7,442	—	—
Repurchased	(8,182)	(197,218)	(11,976)	(187,133)
Net decrease	(581)	$(20,607)	(8,557)	$(127,639)
Class I shares
Sold	7,393	$176,197	10,830	$176,435
Distributions reinvested	999	22,483	—	—
Repurchased	(7,978)	(191,405)	(2,344)	(43,500)
Net increase	414	$7,275	8,486	$132,935
Class R6 shares
Sold	94	$2,339	39	$650
Distributions reinvested	2	41	—	—
Repurchased	(56)	(1,412)	—	—
Net increase	40	$968	39	$650
Class NAV shares
Sold	1,341,431	$32,650,406	7,252,898	$116,941,749
Distributions reinvested	1,041,460	23,547,407	—	—
Repurchased	(8,814,095)	(214,117,565)	(10,473,362)	(181,611,816)
Net decrease	(6,431,204)	$(157,919,752)	(3,220,464)	$(64,670,067)
Total net decrease	(5,981,904)	$(147,296,422)	(3,053,133)	$(61,838,416)
Affiliates of the fund owned 27%, 97% and 100% of shares of Class C, Class R6 and Class NAV, respectively, on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $419,076,253 and $575,509,825, respectively, for the year ended August 31, 2021.
26	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

Note 7—Industry or sector risk
The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 96.7% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	29.0%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	20.1%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	14.7%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	8.7%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	5.0%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$32,357,257	$94,731,635	$(127,075,880)	$25,576	$(38,588)	$59,186	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Small Cap Growth Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
28	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $23,954,477 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	29

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Redwood Investments, LLC (the Subadvisor), for John Hancock Small Cap Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the continuation of the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the one-year period ending December 31, 2020 and underperformed its benchmark index and peer group median for the one-, three-, five, and ten-year periods ended December 31, 2020. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the three-, five- and ten-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance in part reflects that of the previous subadvisor. The Board noted that the fund’s longer term performance in part reflects that of the previous subadvisor. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses are equal to the peer group median.
32	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

The Board took into account management’s discussion of the fund’s expenses, including the year-over-year decline in the fund’s net expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scalethe Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program
34	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	35

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
36	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Small Cap Growth Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Redwood Investments, LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	37

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
38	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	39

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

40	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	41

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
42	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Redwood Investments, LLC
Portfolio Managers
Alexi Makkas
Michael J. Mufson, CFA
Ezra S. Samet, CFA
Jennifer K. Silver, CFA
Anthony E. Sutton
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	43

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823042	470A 8/21
10/2021

Annual report
John Hancock
International Small Company Fund
International equity
August 31, 2021

A message to shareholders
Dear shareholder,
The world equity markets performed well during the 12 months ended August 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide.
Bond yields rose broadly around the globe in anticipation of higher inflation as the global economy gradually recovers. Performance in the equity markets cooled somewhat during the summer due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Small Company Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
15	Financial statements
18	Financial highlights
23	Notes to financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Evaluation of advisory and subadvisory agreements by the Board of Trustees
43	Statement regarding liquidity risk management
45	Trustees and Officers
49	More information
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The MSCI World ex-USA Small Cap Index tracks the performance of publicly traded small-cap companies in developed markets outside the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1 Class A shares were first offered on 6-27-13. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Small-cap stocks performed well
Rising vaccination rates, improving economic growth, and economic stimulus in various nations worldwide affected growth.
The fund produced a positive return
The fund outperformed its benchmark, the MSCI World ex-USA Small Cap Index, for the period.
Sector selection and micro-cap exposure were key contributors
The fund’s overweight in the industrials sector and exclusion of the real estate sector contributed positively.
SECTOR COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	3

Manager’s discussion of fund performance
Can you describe the market environment during the 12 months ended August 31, 2021?
Small-cap stocks outside the United States, as measured by the fund’s benchmark, enjoyed favorable performance for the period. Various factors lifted this asset class, including rising vaccination rates in certain countries, elevating global economic growth, and significant economic stimulus by policymakers around the world.
Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed stocks outside the United States, particularly due to the relative depreciation of the Japanese yen and the euro compared against the U.S. dollar.
Given this environment, how did the fund perform and what factors were behind the results?
The fund produced a strong positive return and outperformed the benchmark. One contributor was increased exposure to micro-cap stocks, the smallest stocks in the fund’s investment universe. With micro caps outperforming their larger small- and mid-cap stock counterparts, our greater allocation to the former category added value.
TOP 10 HOLDINGS AS OF 8/31/2021 (% of net assets)
VAT Group AG	0.4
Georg Fischer AG	0.3
IMCD NV	0.3
Signify NV	0.3
Rexel SA	0.3
BE Semiconductor Industries NV	0.3
Royal Mail PLC	0.3
LANXESS AG	0.3
PSP Swiss Property AG	0.3
ASR Nederland NV	0.3
TOTAL	3.1
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 8/31/2021 (% of net assets)
Japan	22.5
United Kingdom	13.7
Canada	9.2
Switzerland	6.9
Germany	6.8
Australia	6.1
France	4.3
Sweden	3.8
Italy	3.5
Netherlands	2.7
TOTAL	79.5
Cash and cash equivalents are not included.
4	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Another factor was the avoidance of real estate investment trusts (REITs). As part of our investment process, we’ve excluded this asset class from the fund’s portfolio. The REITs in the benchmark were underperformers during the reporting period.
What factors lay behind your fund positioning decisions?
Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Because of our diversified investment approach, the performance of the fund’s portfolio is determined principally by broad trends in non-U.S. developed markets rather than by the behavior of a limited group of securities in a particular country.
Within small-cap non-U.S. developed-market equities, the fund is designed to be broadly diversified across countries, sectors, and companies, with greater exposure than the benchmark to companies with smaller market capitalizations, lower relative prices, and higher profitability. We believe the best way to position the fund for long-term outperformance is to maintain consistent exposure to securities displaying these characteristics.
MANAGED BY

Jed S. Fogdall
Bhanu P. Singh
Arun C. Keswani, CFA
Mary T. Phillips, CFA
The views expressed in this report are exclusively those of portfolio management team at Dimensional Fund Advisors LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	27.96	8.81	7.56	52.50	107.32
Class C1	32.76	9.06	7.58	54.30	107.62
Class I1,2	35.21	10.17	8.37	62.31	123.32
Class R6[1,2]	35.30	10.30	8.47	63.24	125.45
Class NAV[2]	35.31	10.31	8.47	63.33	125.57
Index 1†	33.13	11.71	9.07	73.96	138.16
Index 2†	32.81	11.84	9.92	75.00	157.55
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.38	2.08	1.08	0.97	0.95
Net (%)	1.37	2.07	1.07	0.96	0.94
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index 1 is the MSCI World ex-USA Small Cap Index; Index 2 is the MSCI EAFE Small Cap Index.
See the following page for footnotes.
6	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Small Company Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-11	20,762	20,762	23,816	25,755
Class I1,2	8-31-11	22,332	22,332	23,816	25,755
Class R6[1,2]	8-31-11	22,545	22,545	23,816	25,755
Class NAV[2]	8-31-11	22,557	22,557	23,816	25,755
The MSCI World ex-USA Small Cap Index tracks the performance of publicly traded small-cap companies in developed markets outside the United States.
The MSCI EAFE Small Cap Index tracks the performance of publicly traded small-cap stocks of companies in Europe, Australasia, and Far East regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A and Class I shares were first offered on 6-27-13. Class C and Class R6 shares were first offered on 6-27-14 and 8-30-17, respectively. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,126.30	$7.45	1.39%
	Hypothetical example	1,000.00	1,018.20	7.07	1.39%
Class C	Actual expenses/actual returns	1,000.00	1,121.80	10.96	2.05%
	Hypothetical example	1,000.00	1,014.90	10.41	2.05%
Class I	Actual expenses/actual returns	1,000.00	1,128.10	5.69	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
Class R6	Actual expenses/actual returns	1,000.00	1,128.90	5.04	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Class NAV	Actual expenses/actual returns	1,000.00	1,128.90	4.99	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	9

Fund’s investments
Summary of fund’s investments as of 8-31-21
(showing percentage of total net assets)
This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.
	Shares	Value	% of Net Assets
Common stocks 98.7%		$881,124,926
(Cost $648,721,982)
Australia 6.1%		54,565,285	6.1%
OZ Minerals, Ltd.	128,791	2,200,893	0.3%
OTHER SECURITIES		52,364,392	5.8%
Austria 1.6%		14,410,906	1.6%
voestalpine AG	32,182	1,460,899	0.2%
Wienerberger AG	37,835	1,484,566	0.2%
OTHER SECURITIES		11,465,441	1.2%
Belgium 1.7%		14,649,571	1.7%
Ackermans & van Haaren NV	8,068	1,484,762	0.2%
D’ieteren Group	11,084	1,731,993	0.2%
OTHER SECURITIES		11,432,816	1.3%
Bermuda 0.1%		986,222	0.1%
Cambodia 0.0%		212,248	0.0%
Canada 9.2%		82,020,932	9.2%
ARC Resources, Ltd.	210,632	1,504,216	0.2%
Capital Power Corp.	42,605	1,465,249	0.2%
OTHER SECURITIES		79,051,467	8.8%
Chile 0.0%		10,145	0.0%
China 0.0%		208,823	0.0%
Denmark 2.2%		19,705,685	2.2%
Royal Unibrew A/S	16,664	2,152,778	0.3%
SimCorp A/S	13,331	1,818,306	0.2%
OTHER SECURITIES		15,734,601	1.7%
Faeroe Islands 0.0%		36,350	0.0%
Finland 2.5%		22,572,932	2.5%
Huhtamaki OYJ	34,321	1,833,579	0.2%
Nokian Renkaat OYJ	47,202	1,798,989	0.2%
Orion OYJ, Class A	8,076	330,053	0.1%
Orion OYJ, Class B	34,310	1,399,508	0.2%
10	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
Finland (continued)			2.5%
Valmet OYJ	48,158	$1,932,590	0.2%
OTHER SECURITIES		15,278,213	1.6%
France 4.3%		38,310,641	4.3%
Faurecia SE	35,046	1,693,094	0.2%
Rexel SA (A)	106,897	2,237,787	0.3%
SCOR SE	48,400	1,485,383	0.2%
SOITEC (A)	7,486	1,792,949	0.2%
OTHER SECURITIES		31,101,428	3.4%
Gabon 0.0%		38,664	0.0%
Georgia 0.1%		492,663	0.1%
Germany 6.4%		57,181,129	6.4%
GEA Group AG	47,553	2,194,942	0.3%
LANXESS AG	30,412	2,216,808	0.3%
Rheinmetall AG	15,969	1,561,640	0.2%
TAG Immobilien AG	53,515	1,812,315	0.2%
OTHER SECURITIES		49,395,424	5.4%
Gibraltar 0.1%		625,283	0.1%
Greece 0.0%		14,279	0.0%
Greenland 0.0%		30,822	0.0%
Guernsey, Channel Islands 0.0%		70,254	0.0%
Hong Kong 2.3%		20,782,042	2.3%
Ireland 0.7%		6,417,063	0.7%
Bank of Ireland Group PLC (A)	46,962	293,948	0.0%
Bank of Ireland Group PLC (London Stock Exchange) (A)	215,337	1,346,865	0.2%
Grafton Group PLC	86,201	1,656,508	0.2%
OTHER SECURITIES		3,119,742	0.3%
Isle of Man 0.1%		920,510	0.1%
Israel 1.5%		13,174,699	1.5%
Italy 3.5%		31,261,491	3.5%
Banco BPM SpA	532,763	1,766,831	0.2%
Reply SpA	7,894	1,592,098	0.2%
OTHER SECURITIES		27,902,562	3.1%
Japan 22.5%		200,647,462	22.5%
Jersey, Channel Islands 0.2%		1,248,638	0.2%
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	11

	Shares	Value	% of Net Assets
Liechtenstein 0.1%		$480,596	0.1%
Luxembourg 0.6%		5,067,813	0.6%
Macau 0.0%		96,993	0.0%
Malaysia 0.2%		1,637,512	0.2%
Malta 0.0%		11,508	0.0%
Monaco 0.0%		97,464	0.0%
Netherlands 2.7%		23,764,486	2.7%
Aalberts NV	34,852	2,176,369	0.3%
Arcadis NV	36,480	1,806,314	0.2%
ASR Nederland NV	48,243	2,204,453	0.3%
BE Semiconductor Industries NV	24,555	2,234,435	0.3%
IMCD NV	12,200	2,403,162	0.3%
Signify NV (B)	40,756	2,283,259	0.3%
OTHER SECURITIES		10,656,494	1.0%
New Zealand 0.6%		5,317,029	0.6%
Norway 0.8%		7,322,719	0.8%
Peru 0.0%		223,786	0.0%
Philippines 0.0%		35,482	0.0%
Portugal 0.3%		2,723,716	0.3%
Russia 0.0%		244,215	0.0%
Singapore 1.2%		10,982,157	1.2%
South Africa 0.1%		1,075,809	0.1%
Spain 2.1%		18,965,274	2.1%
Sweden 3.8%		33,707,515	3.8%
Switzerland 6.9%		61,757,718	6.9%
Belimo Holding AG	3,480	1,814,702	0.2%
Clariant AG (A)	70,991	1,494,002	0.2%
Georg Fischer AG	1,502	2,464,733	0.3%
Helvetia Holding AG	12,955	1,483,705	0.2%
PSP Swiss Property AG	16,489	2,211,731	0.3%
Siegfried Holding AG (A)	1,933	1,865,929	0.2%
VAT Group AG (B)	8,879	3,718,971	0.4%
OTHER SECURITIES		46,703,945	5.1%
United Arab Emirates 0.0%		160,606	0.0%
12	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
United Kingdom 13.7%		$122,544,861	13.7%
Bellway PLC	34,743	1,683,786	0.2%
Dialog Semiconductor PLC (A)	24,633	1,957,966	0.2%
Greggs PLC (A)	36,911	1,539,731	0.2%
IMI PLC	82,904	2,078,950	0.2%
Inchcape PLC	145,142	1,835,650	0.2%
Man Group PLC	559,207	1,661,308	0.2%
Meggitt PLC (A)	160,510	1,832,041	0.2%
Rotork PLC	319,702	1,467,622	0.2%
Royal Mail PLC	325,910	2,219,699	0.3%
Spectris PLC	27,766	1,504,874	0.2%
Tate & Lyle PLC	160,966	1,563,325	0.2%
Travis Perkins PLC (A)	59,014	1,462,062	0.2%
OTHER SECURITIES		101,737,847	11.2%

United States 0.5%		4,312,928	0.5%
Preferred securities 0.4%		$3,613,369
(Cost $2,270,918)
Germany 0.4%		3,613,369	0.4%
Rights 0.0%		$78,667
(Cost $44,296)
Warrants 0.0%		$15,522
(Cost $0)

	Yield (%)	Shares	Value	% of Net Assets
Short-term investments 1.9%			$16,515,754
(Cost $16,506,359)
Short-term funds 1.9%			16,515,754	1.9%
John Hancock Collateral Trust (C)	0.0356 (D)	1,650,404	16,515,754	1.9%

Total investments (Cost $667,543,555) 101.0%	$901,348,238	101.0%
Other assets and liabilities, net (1.0%)	(8,606,617)	(1.0)%
Total net assets 100.0%	$892,741,621	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	13

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	31	Long	Sep 2021	$3,549,403	$3,642,345	$92,942
						$92,942
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $681,681,006. Net unrealized appreciation aggregated to $219,760,174, of which $290,458,749 related to gross unrealized appreciation and $70,698,575 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $651,037,196) including $31,314,743 of securities loaned	$884,832,484
Affiliated investments, at value (Cost $16,506,359)	16,515,754
Total investments, at value (Cost $667,543,555)	901,348,238
Cash	6,016,159
Foreign currency, at value (Cost $1,479,085)	1,481,905
Collateral held at broker for futures contracts	187,829
Dividends and interest receivable	2,369,740
Receivable for fund shares sold	335,049
Receivable for investments sold	1,207,477
Receivable for securities lending income	40,953
Other assets	67,940
Total assets	913,055,290
Liabilities
Payable for futures variation margin	5,890
Payable for investments purchased	991,621
Payable for fund shares repurchased	2,533,367
Payable upon return of securities loaned	16,521,868
Payable to affiliates
Accounting and legal services fees	34,452
Transfer agent fees	7,624
Trustees’ fees	228
Other liabilities and accrued expenses	218,619
Total liabilities	20,313,669
Net assets	$892,741,621
Net assets consist of
Paid-in capital	$603,033,173
Total distributable earnings (loss)	289,708,448
Net assets	$892,741,621

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($71,875,327 ÷ 5,269,153 shares)[1]	$13.64
Class C ($1,230,374 ÷ 90,259 shares)[1]	$13.63
Class I ($1,650,999 ÷ 120,981 shares)	$13.65
Class R6 ($78,204,857 ÷ 5,725,790 shares)	$13.66
Class NAV ($739,780,064 ÷ 54,168,283 shares)	$13.66
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.36

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	15

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Dividends	$20,657,805
Securities lending	719,404
Interest	4,419
Less foreign taxes withheld	(1,996,353)
Total investment income	19,385,275
Expenses
Investment management fees	7,676,085
Distribution and service fees	198,442
Accounting and legal services fees	123,858
Transfer agent fees	80,665
Trustees’ fees	15,293
Custodian fees	442,983
State registration fees	72,651
Printing and postage	54,502
Professional fees	107,813
Other	41,805
Total expenses	8,814,097
Less expense reductions	(79,722)
Net expenses	8,734,375
Net investment income	10,650,900
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	67,411,505
Affiliated investments	(1,666)
Futures contracts	844,410
68,254,249
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	178,330,609
Affiliated investments	(12,931)
Futures contracts	63,957
178,381,635
Net realized and unrealized gain	246,635,884
Increase in net assets from operations	$257,286,784
16	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$10,650,900	$11,466,352
Net realized gain	68,254,249	10,256,896
Change in net unrealized appreciation (depreciation)	178,381,635	46,018,750
Increase in net assets resulting from operations	257,286,784	67,741,998
Distributions to shareholders
From earnings
Class A	(1,449,385)	(2,279,906)
Class C	(24,911)	(49,079)
Class I	(20,078)	(83,748)
Class R6	(1,857,867)	(2,807,642)
Class NAV	(19,892,934)	(30,025,515)
Total distributions	(23,245,175)	(35,245,890)
From fund share transactions	(141,938,989)	13,256,822
Total increase	92,102,620	45,752,930
Net assets
Beginning of year	800,639,001	754,886,071
End of year	$892,741,621	$800,639,001
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	17

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.38	$10.08	$12.51	$12.33	$10.35
Net investment income[1]	0.11	0.12	0.16	0.17	0.15
Net realized and unrealized gain (loss) on investments	3.45	0.62	(1.66)	0.22	2.03
Total from investment operations	3.56	0.74	(1.50)	0.39	2.18
Less distributions
From net investment income	(0.15)	(0.20)	(0.12)	(0.21)	(0.20)
From net realized gain	(0.15)	(0.24)	(0.81)	—	—
Total distributions	(0.30)	(0.44)	(0.93)	(0.21)	(0.20)
Net asset value, end of period	$13.64	$10.38	$10.08	$12.51	$12.33
Total return (%)[2,3]	34.74	7.13	(11.32)	3.11	21.56
Ratios and supplemental data
Net assets, end of period (in millions)	$72	$52	$53	$55	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.41	1.48	1.48	1.49	1.50
Expenses including reductions	1.39	1.39	1.39	1.39	1.39
Net investment income	0.88	1.17	1.49	1.31	1.30
Portfolio turnover (%)	12	22	15	19	13

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.37	$10.09	$12.48	$12.31	$10.34
Net investment income[1]	0.02	0.04	0.07	0.06	0.05
Net realized and unrealized gain (loss) on investments	3.46	0.60	(1.63)	0.23	2.05
Total from investment operations	3.48	0.64	(1.56)	0.29	2.10
Less distributions
From net investment income	(0.07)	(0.12)	(0.02)	(0.12)	(0.13)
From net realized gain	(0.15)	(0.24)	(0.81)	—	—
Total distributions	(0.22)	(0.36)	(0.83)	(0.12)	(0.13)
Net asset value, end of period	$13.63	$10.37	$10.09	$12.48	$12.31
Total return (%)[2,3]	33.76	6.24	(11.95)	2.31	20.54
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.11	2.18	2.18	2.19	2.20
Expenses including reductions	2.10	2.17	2.17	2.18	2.19
Net investment income	0.15	0.39	0.66	0.44	0.49
Portfolio turnover (%)	12	22	15	19	13

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	19

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.37	$10.08	$12.51	$12.33	$10.35
Net investment income[1]	0.15	0.13	0.13	0.09	0.17
Net realized and unrealized gain (loss) on investments	3.45	0.62	(1.60)	0.33	2.04
Total from investment operations	3.60	0.75	(1.47)	0.42	2.21
Less distributions
From net investment income	(0.17)	(0.22)	(0.15)	(0.24)	(0.23)
From net realized gain	(0.15)	(0.24)	(0.81)	—	—
Total distributions	(0.32)	(0.46)	(0.96)	(0.24)	(0.23)
Net asset value, end of period	$13.65	$10.37	$10.08	$12.51	$12.33
Total return (%)[2]	35.21	7.24	(11.07)	3.32	21.82
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$2	$6	$51
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.18	1.19	1.19	1.18
Expenses including reductions	1.10	1.17	1.19	1.18	1.18
Net investment income	1.19	1.27	1.24	0.75	1.55
Portfolio turnover (%)	12	22	15	19	13

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17[1]
Per share operating performance
Net asset value, beginning of period	$10.38	$10.08	$12.51	$12.33	$12.21
Net investment income[2]	0.15	0.15	0.19	0.28	—[3]
Net realized and unrealized gain (loss) on investments	3.46	0.63	(1.65)	0.15	0.12
Total from investment operations	3.61	0.78	(1.46)	0.43	0.12
Less distributions
From net investment income	(0.18)	(0.24)	(0.16)	(0.25)	—
From net realized gain	(0.15)	(0.24)	(0.81)	—	—
Total distributions	(0.33)	(0.48)	(0.97)	(0.25)	—
Net asset value, end of period	$13.66	$10.38	$10.08	$12.51	$12.33
Total return (%)[4]	35.30	7.45	(10.97)	3.41	0.98[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$78	$63	$61	$68	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.07	1.08	1.10	1.09[7]
Expenses including reductions	1.00	1.06	1.07	1.09	1.08[7]
Net investment income	1.27	1.51	1.80	2.17	10.62[7]
Portfolio turnover (%)	12	22	15	19	13[8]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 9-1-16 to 8-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	21

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.38	$10.08	$12.51	$12.33	$10.35
Net investment income[1]	0.15	0.15	0.21	0.20	0.18
Net realized and unrealized gain (loss) on investments	3.46	0.63	(1.67)	0.23	2.04
Total from investment operations	3.61	0.78	(1.46)	0.43	2.22
Less distributions
From net investment income	(0.18)	(0.24)	(0.16)	(0.25)	(0.24)
From net realized gain	(0.15)	(0.24)	(0.81)	—	—
Total distributions	(0.33)	(0.48)	(0.97)	(0.25)	(0.24)
Net asset value, end of period	$13.66	$10.38	$10.08	$12.51	$12.33
Total return (%)[2]	35.31	7.47	(10.96)	3.42	21.96
Ratios and supplemental data
Net assets, end of period (in millions)	$740	$684	$637	$499	$531
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.05	1.07	1.08	1.08
Expenses including reductions	0.99	1.05	1.06	1.07	1.07
Net investment income	1.28	1.53	1.97	1.56	1.61
Portfolio turnover (%)	12	22	15	19	13

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock International Small Company Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	23

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$54,565,285	$436,914	$54,092,444	$35,927
Austria	14,410,906	—	14,410,906	—
Belgium	14,649,571	—	14,649,571	—
Bermuda	986,222	—	986,222	—
Cambodia	212,248	—	212,248	—
Canada	82,020,932	82,020,797	127	8
Chile	10,145	10,145	—	—
China	208,823	—	208,823	—
Denmark	19,705,685	—	19,705,685	—
Faeroe Islands	36,350	—	36,350	—
Finland	22,572,932	—	22,572,932	—
France	38,310,641	—	38,300,922	9,719
Gabon	38,664	—	38,664	—
Georgia	492,663	—	492,663	—
Germany	57,181,129	—	57,181,129	—
24	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Gibraltar	$625,283	—	$625,283	—
Greece	14,279	—	14,240	$39
Greenland	30,822	—	30,822	—
Guernsey, Channel Islands	70,254	—	70,254	—
Hong Kong	20,782,042	$46,185	20,571,415	164,442
Ireland	6,417,063	—	6,417,063	—
Isle of Man	920,510	—	920,510	—
Israel	13,174,699	207,604	12,967,095	—
Italy	31,261,491	—	31,261,491	—
Japan	200,647,462	—	200,647,462	—
Jersey, Channel Islands	1,248,638	—	1,248,638	—
Liechtenstein	480,596	—	480,596	—
Luxembourg	5,067,813	—	5,067,813	—
Macau	96,993	—	96,993	—
Malaysia	1,637,512	—	1,637,512	—
Malta	11,508	—	11,508	—
Monaco	97,464	—	97,464	—
Netherlands	23,764,486	—	23,764,486	—
New Zealand	5,317,029	—	5,317,029	—
Norway	7,322,719	—	7,322,719	—
Peru	223,786	—	223,786	—
Philippines	35,482	—	35,482	—
Portugal	2,723,716	—	2,723,716	—
Russia	244,215	—	244,215	—
Singapore	10,982,157	—	10,856,364	125,793
South Africa	1,075,809	—	1,075,809	—
Spain	18,965,274	—	18,965,274	—
Sweden	33,707,515	—	33,707,515	—
Switzerland	61,757,718	—	61,757,718	—
United Arab Emirates	160,606	—	160,606	—
United Kingdom	122,544,861	1,395,603	121,134,193	15,065
United States	4,312,928	1,618,027	2,694,901	—
Preferred securities	3,613,369	—	3,613,369	—
Rights	78,667	6,627	9,212	62,828
Warrants	15,522	6,376	9,146	—
Short-term investments	16,515,754	16,515,754	—	—
Total investments in securities	$901,348,238	$102,264,032	$798,670,385	$413,821
Derivatives:
Assets
Futures	$92,942	$92,942	—	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	25

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2021, the fund loaned securities valued at $31,314,743 and received $16,521,868 of cash collateral.
In addition, non-cash collateral of approximately $17,424,614 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued
26	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended August 31, 2021 were $9,493.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$21,970,199	$18,831,042
Long-term capital gains	1,274,976	16,414,848
Total	$23,245,175	$35,245,890
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	27

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $25,238,437 of undistributed ordinary income and $44,665,053 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2021, the fund used futures contracts to gain exposure to certain securities markets. The fund held futures contracts with USD notional values ranging from $3.3 million to $3.6 million, as measured at each quarter end.
28	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$92,942	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Equity	$844,410
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Equity	$63,957
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.850% of the fund’s aggregate net assets. Aggregate net assets include the net assets of the fund and International Small Company Trust, a series of John Hancock Variable Insurance Trust. Prior to March 1, 2021, the fund paid a daily management fee to the Advisor equivalent on an annual basis to 0.950% of the fund’s aggregate net assets. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	29

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class A shares in an amount equal to the amount by which expenses of Class A shares exceed 1.39% of average daily net assets attributable to the class. For purposes of this agreement, “expenses of Class A shares” means all expenses of the class (including fund expenses attributable to the class), excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$12,701
Class C	111
Class I	82
Class	Expense reduction
Class R6	$5,917
Class NAV	60,911
Total	$79,722

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.89% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $76,705 for the year ended August 31, 2021. Of this amount, $13,187 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $63,518 was paid as sales commissions to broker-dealers.
30	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $2,123 and $63 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$185,274	$71,086
Class C	13,168	1,517
Class I	—	1,093
Class R6	—	6,969
Total	$198,442	$80,665
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$5,195,856	29	0.648%	$(2,712)
Lender	3,100,000	1	0.665%	57
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	31

Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,029,808	$12,840,638	1,126,947	$11,198,208
Distributions reinvested	124,625	1,449,385	208,021	2,279,906
Repurchased	(942,936)	(11,320,466)	(1,502,887)	(14,569,496)
Net increase (decrease)	211,497	$2,969,557	(167,919)	$(1,091,382)
Class C shares
Sold	4,671	$56,134	30,809	$256,174
Distributions reinvested	2,133	24,911	4,453	49,079
Repurchased	(38,154)	(475,292)	(60,123)	(576,507)
Net decrease	(31,350)	$(394,247)	(24,861)	$(271,254)
Class I shares
Sold	88,300	$1,134,817	25,362	$260,418
Distributions reinvested	1,729	20,078	7,655	83,748
Repurchased	(34,064)	(416,040)	(210,627)	(2,108,712)
Net increase (decrease)	55,965	$738,855	(177,610)	$(1,764,546)
Class R6 shares
Sold	1,122,369	$13,840,179	1,872,871	$17,870,556
Distributions reinvested	159,880	1,857,805	256,640	2,807,642
Repurchased	(1,583,667)	(18,858,849)	(2,177,635)	(21,096,976)
Net decrease	(301,418)	$(3,160,865)	(48,124)	$(418,778)
Class NAV shares
Sold	543,350	$6,756,585	11,840,935	$111,516,664
Distributions reinvested	1,713,431	19,892,934	2,744,563	30,025,515
Repurchased	(13,985,510)	(168,741,808)	(11,889,230)	(124,739,397)
Net increase (decrease)	(11,728,729)	$(142,092,289)	2,696,268	$16,802,782
Total net increase (decrease)	(11,794,035)	$(141,938,989)	2,277,754	$13,256,822
Affiliates of the fund owned 100% of shares of Class NAV on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $100,716,714 and $252,642,181, respectively, for the year ended August 31, 2021.
32	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

Note 8—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 9—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 82.9% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio/Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	31.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	17.0%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	14.1%
Note 10—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	1,650,404	$42,597,673	$102,495,926	$(128,563,248)	$(1,666)	$(12,931)	$719,404	—	$16,515,754

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock International Small Company Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments (summary of fund’s investments), of John Hancock International Small Company Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
34	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $20,592,122. The fund intends to pass through foreign tax credits of $1,764,768.
The fund paid $1,274,976 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	35

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisors LP (the Subadvisor), for John Hancock International Small Company Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
36	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	37

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the fund outperformed its peer group median for the three- and five-year periods, and underperformed its peer group median for the one- and ten-year periods ended December 31, 2020. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the one-, three-, five- and ten-year periods relative to the benchmark index including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
38	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

The Board took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	39

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	the Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
40	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed where appropriate;
(3)	subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.
***
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	41

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
42	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock International Small Company Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Dimensional Fund Advisors LP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	43

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
44	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	45

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

46	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	47

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
48	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Dimensional Fund Advisors LP
Portfolio Managers
Jed S. Fogdall
Mary T. Phillips, CFA
Arun Keswani, CFA
Bhanu P. Singh
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	49

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291,
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock International Small Company Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823008	424A 8/21
10/2021

Annual report
John Hancock
Real Estate Securities Fund
Alternative
August 31, 2021

A message to shareholders
Dear shareholder,
The U.S. stock market performed very well during the 12 months ended August 31, 2021, as improved economic growth and healthy corporate earnings propelled gains. The passage of a substantial fiscal stimulus package, together with hopes for further stimulus later in the year, was an additional tailwind. However, market volatility increased as the period wore on, due to concerns over a more contagious variant of COVID-19, rising inflation, and the pace of economic growth.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Real Estate Securities Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
15	Financial highlights
20	Notes to financial statements
27	Report of independent registered public accounting firm
29	Evaluation of advisory and subadvisory agreements by the Board of Trustees
36	Statement regarding liquidity risk management
38	Trustees and Officers
42	More information
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to achieve a combination of long-term capital appreciation and current income.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded real estate investment trusts (REITs) and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 12-2-20. Returns prior to this date are those of Class 1 shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The U.S. equity market performed well during the period
The markets rallied due to vaccine development and accommodative policies from the U.S. Federal Reserve and U.S. government.
The fund trailed its benchmark
Sector positioning drove the fund’s relative underperformance, especially an overweight in the lagging real estate technology subcategory of specialized real estate investment trusts (REITs).
Performance was aided by security selection
Security selection was positive overall, led by strong picks among healthcare, specialized, and hotel and resort REITs.
PORTFOLIO COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	3

Manager’s discussion of fund performance
Note: John Hancock Real Estate Securities Fund was managed by DWS Investment Management Americas Inc. from September 1, 2020 through November 15, 2020. Fund management changed to Wellington Management Company, LLP on November 16, 2020.
Can you describe the market environment during 12 months ended August 31, 2021?
The broad U.S. equity market, as measured by the S&P 500 Index, posted positive results. In the fourth quarter of 2020, highly encouraging vaccine developments overshadowed a sharp escalation in U.S. COVID-19 infections and renewed restrictions to curb the spread of the virus. During the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Inflation rose sharply in the year’s second quarter, as robust demand for goods and services, along with significant global supply chain disruptions, drove consumer and producer prices sharply higher.
The rapid spread of the virus dominated headlines, with daily U.S. infections exceeding 100,000 at the end of July. However, many economists and strategists were sanguine about the virus’s economic risks, given vaccine efficacy, high vaccination rates among the most vulnerable populations, and reluctance among state and local officials to impose new economic restrictions.
TOP 10 HOLDINGS AS OF 8/31/2021 (% of net assets)
Prologis, Inc.	9.7
Extra Space Storage, Inc.	5.5
Welltower, Inc.	5.3
American Tower Corp.	4.7
AvalonBay Communities, Inc.	4.6
Equinix, Inc.	3.9
UDR, Inc.	3.8
Brixmor Property Group, Inc.	3.7
Sun Communities, Inc.	3.6
Life Storage, Inc.	3.5
TOTAL	48.3
Cash and cash equivalents are not included.
4	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

How did the fund perform?
The fund trailed its benchmark, the Dow Jones U.S. Select REIT Index. Sector allocation, a product of our bottom-up stock selection process, drove the fund’s relative underperformance. An overweight in real estate technology stocks detracted the most, as this category underperformed the index. An overweight in real estate services companies, however, was a partly offsetting positive.
Security selection contributed to relative performance. Strong picks among healthcare, self-storage, and lodging real estate investment trusts (REITs) added value, partly offset by weaker security selection in the office and retail shopping center categories, and the real estate technology subcategory of specialized REITs.
In individual terms, among the fund’s top detractors relative to the benchmark included out-of-benchmark holdings in data-center REIT Equinix, Inc. and mobile communications tower REIT Crown Castle International Corp., and a holding in retail shopping center REIT Simon Property Group, Inc.
The fund’s notable individual relative contributors were data-center REIT Digital Realty Trust, Inc., self-storage provider Extra Space Storage, Inc., and shopping center REIT Brixmor Property Group, Inc. The fund sold Digital Realty Trust during the period.
How was the fund positioned at period end?
The fund’s largest overweight allocations were to shopping centers, real estate technology, and real estate services companies. Meanwhile, allocations to specialty finance companies and office REITs represented the fund’s largest relative underweights.
MANAGED BY

Bradford Stoesser

The views expressed in this report are exclusively those of Bradford Stoesser, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	33.03	8.19	10.61	48.25	174.05
Class C1	38.22	9.19	11.11	55.23	186.85
Class I1,2	40.32	9.37	11.20	56.46	189.12
Class R6[1,2]	40.39	9.38	11.21	56.53	189.25
Class 1[2]	40.36	9.37	11.20	56.51	189.21
Index 1†	44.17	6.44	9.85	36.64	155.75
Index 2†	40.54	7.66	10.57	44.62	173.05
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6 and Class 1 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. Expenses have been estimated for the first year of operations of the fund’s Class A, Class C, Class I and Class R6 shares. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class 1
Gross (%)	1.16	1.91	0.91	0.79	0.83
Net (%)	1.15	1.90	0.90	0.78	0.82
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  †Index 1 is the Dow Jones U.S. Select REIT Index; Index 2 is the MSCI U.S. REIT Index.
See the following page for footnotes.
6	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Real Estate Securities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-11	28,685	28,685	25,575	27,305
Class I1,2	8-31-11	28,912	28,912	25,575	27,305
Class R6[1,2]	8-31-11	28,925	28,925	25,575	27,305
Class 1[2]	8-31-11	28,921	28,921	25,575	27,305
The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded real estate investment trusts (REITs) and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.
The MSCI U.S. REIT Index is a free float-adjusted market cap index, representing 99% of publicly traded U.S. real estate investment trusts (REITs).
Prior to November 16, 2020, the fund’s primary benchmark was the MSCI U.S. REIT Index. As of November 16, 2020, the fund’s primary benchmark index is the Dow Jones U.S. Select REIT Index. The Dow Jones U.S. Select REIT Index is better aligned with the fund’s investment strategy.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, and Class R6 shares were first offered on 12-2-20. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,258.50	$6.77	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Class C	Actual expenses/actual returns	1,000.00	1,254.10	10.97	1.93%
	Hypothetical example	1,000.00	1,015.50	9.80	1.93%
Class I	Actual expenses/actual returns	1,000.00	1,261.40	5.24	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class R6	Actual expenses/actual returns	1,000.00	1,261.60	4.67	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Class 1	Actual expenses/actual returns	1,000.00	1,261.60	4.90	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	9

Fund’s investments
AS OF 8-31-21
	Shares	Value
Common stocks 98.9%		$371,323,084
(Cost $257,429,969)
Consumer discretionary 1.9%		7,291,172
Hotels, restaurants and leisure 1.9%
Casinos and gaming 0.8%
Caesars Entertainment, Inc. (A)	31,903	3,242,302
Hotels, resorts and cruise lines 1.1%
Playa Hotels & Resorts NV (A)	553,881	4,048,870
Health care 2.3%		8,505,125
Health care providers and services 2.3%
Health care facilities 2.3%
Brookdale Senior Living, Inc. (A)	451,890	3,298,797
HCA Healthcare, Inc.	20,580	5,206,328
Real estate 94.7%		355,526,787
Equity real estate investment trusts 90.6%
Health care REITs 7.5%
Healthpeak Properties, Inc.	233,489	8,405,604
Welltower, Inc.	226,139	19,793,947
Hotel and resort REITs 2.2%
Pebblebrook Hotel Trust	122,979	2,709,227
Ryman Hospitality Properties, Inc. (A)	66,753	5,545,172
Industrial REITs 15.3%
First Industrial Realty Trust, Inc.	93,697	5,246,095
Innovative Industrial Properties, Inc.	20,606	5,067,221
Prologis, Inc.	269,588	36,302,717
Rexford Industrial Realty, Inc.	173,034	10,715,996
Office REITs 7.0%
Alexandria Real Estate Equities, Inc.	61,704	12,733,854
Douglas Emmett, Inc.	180,398	5,954,938
SL Green Realty Corp.	111,204	7,793,176
Residential REITs 22.0%
American Homes 4 Rent, Class A	141,574	5,937,614
AvalonBay Communities, Inc.	76,213	17,496,981
Camden Property Trust	74,839	11,228,844
Independence Realty Trust, Inc.	435,399	8,916,972
Invitation Homes, Inc.	276,972	11,405,707
Sun Communities, Inc.	66,871	13,473,838
UDR, Inc.	262,708	14,191,486
Retail REITs 11.0%
Acadia Realty Trust	228,902	4,857,300
10	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Retail REITs (continued)
Brixmor Property Group, Inc.	595,636	$13,967,664
Kimco Realty Corp.	190,672	4,154,743
Phillips Edison & Company, Inc.	63,302	1,902,858
Retail Opportunity Investments Corp.	363,051	6,563,962
Simon Property Group, Inc.	72,108	9,694,921
Specialized REITs 25.6%
American Tower Corp.	60,320	17,623,694
Crown Castle International Corp.	50,588	9,848,978
Equinix, Inc.	17,465	14,730,854
Extra Space Storage, Inc.	110,805	20,710,563
Life Storage, Inc.	104,087	12,952,586
PotlatchDeltic Corp.	58,680	3,048,426
Public Storage	17,124	5,541,498
VICI Properties, Inc.	373,227	11,536,447
Real estate management and development 4.1%
Real estate services 4.1%
Colliers International Group, Inc. (New York Stock Exchange)	59,214	8,275,157
Jones Lang LaSalle, Inc. (A)	29,690	7,197,747

	Yield (%)	Shares	Value
Short-term investments 1.1%			$4,099,490
(Cost $4,099,490)
Short-term funds 1.1%			4,099,490
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(B)	4,099,490	4,099,490

Total investments (Cost $261,529,459) 100.0%	$375,422,574
Other assets and liabilities, net 0.0%	163,537
Total net assets 100.0%	$375,586,111

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 8-31-21.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $265,191,700. Net unrealized appreciation aggregated to $110,230,874, of which $110,230,874 related to gross unrealized appreciation and $0 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $261,529,459)	$375,422,574
Dividends and interest receivable	84,647
Receivable for fund shares sold	428,052
Receivable for investments sold	306,032
Other assets	57,587
Total assets	376,298,892
Liabilities
Payable for investments purchased	393,696
Payable for fund shares repurchased	137,632
Payable to affiliates
Accounting and legal services fees	13,656
Transfer agent fees	326
Trustees’ fees	92
Other liabilities and accrued expenses	167,379
Total liabilities	712,781
Net assets	$375,586,111
Net assets consist of
Paid-in capital	$229,500,182
Total distributable earnings (loss)	146,085,929
Net assets	$375,586,111

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($3,667,087 ÷ 220,848 shares)[1]	$16.60
Class C ($240,201 ÷ 14,441 shares)[1]	$16.63
Class I ($129,815 ÷ 7,820 shares)	$16.60
Class R6 ($443,391 ÷ 26,729 shares)	$16.59
Class 1 ($371,105,617 ÷ 22,371,617 shares)	$16.59
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$17.47

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
12	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  8-31-21

Investment income
Dividends	$6,868,551
Non-cash dividends	465,464
Securities lending	2,039
Interest	934
Less foreign taxes withheld	(385)
Total investment income	7,336,603
Expenses
Investment management fees	2,224,903
Distribution and service fees	161,394
Accounting and legal services fees	45,401
Transfer agent fees	1,111
Trustees’ fees	5,572
Custodian fees	40,532
State registration fees	123,117
Printing and postage	14,568
Professional fees	130,111
Other	25,887
Total expenses	2,772,596
Less expense reductions	(26,891)
Net expenses	2,745,705
Net investment income	4,590,898
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	53,854,922
Affiliated investments	(150)
53,854,772
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	50,883,234
50,883,234
Net realized and unrealized gain	104,738,006
Increase in net assets from operations	$109,328,904
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$4,590,898	$6,862,686
Net realized gain (loss)	53,854,772	(11,883,238)
Change in net unrealized appreciation (depreciation)	50,883,234	(36,773,366)
Increase (decrease) in net assets resulting from operations	109,328,904	(41,793,918)
Distributions to shareholders
From earnings
Class A1	(794)	—
Class C1	(435)	—
Class I1	(913)	—
Class R6[1]	(966)	—
Class 1	(5,627,795)	(34,226,630)
Total distributions	(5,630,903)	(34,226,630)
From fund share transactions	(32,307,781)	(53,273,095)
Total increase (decrease)	71,390,220	(129,293,643)
Net assets
Beginning of year	304,195,891	433,489,534
End of year	$375,586,111	$304,195,891

[1]	The inception date for Class A, Class C, Class I and Class R6 shares is 12-2-20.
14	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$12.59
Net investment income[2]	0.03
Net realized and unrealized gain (loss) on investments	4.18
Total from investment operations	4.21
Less distributions
From net investment income	(0.20)
Net asset value, end of period	$16.60
Total return (%)[3,4]	33.98[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19[6]
Expenses including reductions	1.18[6]
Net investment income	0.31[6]
Portfolio turnover (%)	122[7]

[1]	The inception date for Class A shares is 12-2-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	15

CLASS C SHARES Period ended	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$12.59
Net investment loss[2]	(0.03)
Net realized and unrealized gain (loss) on investments	4.18
Total from investment operations	4.15
Less distributions
From net investment income	(0.11)
Net asset value, end of period	$16.63
Total return (%)[3,4]	33.25[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94[7]
Expenses including reductions	1.93[7]
Net investment loss	(0.28)[7]
Portfolio turnover (%)	122[8]

[1]	The inception date for Class C shares is 12-2-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
16	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$12.59
Net investment income[2]	0.10
Net realized and unrealized gain (loss) on investments	4.14
Total from investment operations	4.24
Less distributions
From net investment income	(0.23)
Net asset value, end of period	$16.60
Total return (%)[3]	34.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94[6]
Expenses including reductions	0.93[6]
Net investment income	0.89[6]
Portfolio turnover (%)	122[7]

[1]	The inception date for Class I shares is 12-2-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	17

CLASS R6 SHARES Period ended	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$12.59
Net investment income[2]	0.12
Net realized and unrealized gain (loss) on investments	4.12
Total from investment operations	4.24
Less distributions
From net investment income	(0.24)
Net asset value, end of period	$16.59
Total return (%)[3]	34.37[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83[6]
Expenses including reductions	0.82[6]
Net investment income	1.05[6]
Portfolio turnover (%)	122[7]

[1]	The inception date for Class R6 shares is 12-2-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
18	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.05	$14.55	$12.97	$13.12	$14.95
Net investment income[1]	0.20	0.24	0.29	0.26	0.28
Net realized and unrealized gain (loss) on investments	4.58	(1.55)	1.82	0.49	(0.52)
Total from investment operations	4.78	(1.31)	2.11	0.75	(0.24)
Less distributions
From net investment income	(0.24)	(0.29)	(0.26)	(0.17)	(0.50)
From net realized gain	—	(0.90)	(0.27)	(0.73)	(1.09)
Total distributions	(0.24)	(1.19)	(0.53)	(0.90)	(1.59)
Net asset value, end of period	$16.59	$12.05	$14.55	$12.97	$13.12
Total return (%)[2]	40.36	(9.75)	17.35	6.20	(0.86)
Ratios and supplemental data
Net assets, end of period (in millions)	$371	$304	$433	$421	$502
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.81	0.81	0.81	0.79
Expenses including reductions	0.86	0.80	0.80	0.80	0.79
Net investment income	1.45	1.86	2.25	2.11	2.09
Portfolio turnover (%)	122	133	132	158	159

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	19

Notes to financial statements
Note 1—Organization
John Hancock Real Estate Securities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve a combination of long-term capital appreciation and current income.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Class A, Class C, Class I and Class R6 shares were launched December 2, 2020.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other
20	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT

significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of August 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund invests in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of August 31, 2021, there were no securities on loan.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued
ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	21

based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. Prior to March 26, 2021, the fund had an unsecured $50 million line of credit agreement with BNP Paribas. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $6,647.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$5,630,903	$18,539,980
Long-term capital gains	—	15,686,650
Total	$5,630,903	$34,226,630
22	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $413,185 of undistributed ordinary income and $35,441,869 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.700% of the first $1.5 billion of the fund’s aggregate net assets and b) 0.680% of the excess over $1.5 billion of the fund’s aggregate net assets. Aggregate net assets include the net assets of the fund and Real Estate Securities Trust, a series of John Hancock Variable Insurance Trust. Prior to November 16, 2020, the management fee paid was 0.700% of aggregate net assets. The Advisor has a subadvisory agreement with Wellington Management Company, LLP. Effective November 16, 2020, DWS Investment Management Americas, Inc. and RREEF America LLC were replaced by Wellington Management Company LLP as the fund’s subadvisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$75
Class C	9
Class I	4
Class	Expense reduction
Class R6	$10
Class 1	26,793
Total	$26,891

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	23

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.69% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,962 for the year ended August 31, 2021. Of this amount, $1,962 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $0 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$2,043	$933
24	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT

Class	Distribution and service fees	Transfer agent fees
Class C	$968	$111
Class I	—	57
Class R6	—	10
Class 1	158,383	—
Total	$161,394	$1,111
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$1,800,000	4	0.668%	$134
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	305,102	$4,627,911	—	—
Repurchased	(84,254)	(1,287,217)	—	—
Net increase	220,848	$3,340,694	—	—
Class C shares[1]
Sold	14,441	$204,004	—	—
Net increase	14,441	$204,004	—	—
Class I shares[1]
Sold	7,820	$110,390	—	—
Net increase	7,820	$110,390	—	—
Class R6 shares[1]
Sold	26,950	$407,543	—	—
Repurchased	(221)	(3,278)	—	—
Net increase	26,729	$404,265	—	—
ANNUAL REPORT | JOHN HANCOCK Real Estate Securities Fund	25

	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,338,770	$19,880,881	1,617,849	$23,208,581
Distributions reinvested	455,692	5,627,795	2,571,497	34,226,630
Repurchased	(4,660,877)	(61,875,810)	(8,749,714)	(110,708,306)
Net increase	(2,866,415)	$(36,367,134)	(4,560,368)	$(53,273,095)
Total net decrease	(2,596,577)	$(32,307,781)	(4,560,368)	$(53,273,095)

[1]	The inception date for Class A, Class C, Class I and Class R6 shares is 12-2-20.
Affiliates of the fund owned 27%, 51%, 15% and 100% of shares of Class C, Class I, Class R6 and Class 1, respectively, on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $412,239,955 and $445,576,577, respectively, for the year ended August 31, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$1,081,100	$3,811,300	$(4,892,250)	$(150)	—	$2,039	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
26	JOHN HANCOCK Real Estate Securities Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Real Estate Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Real Estate Securities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	27

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
28	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Real Estate Securities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
In At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreements
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex),
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the fund outperformed its peer group median for the three-, five- and ten-year periods and underperformed for the one-year period ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods and peer group median for the three-, five- and ten-year periods. The Board also took into account previous actions taken to address the fund’s performance, including the re-assignment of the subadvisory agreement to a new subadvisor effective November 16, 2020. In connection with this change, the Board noted that the fund’s longer term performance in part reflects that of the previous subadviser. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of compara.ble funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median
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The Board took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s businesses, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fees for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Real Estate Securities Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Wellington Management Company LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board. Effective November 16, 2020, the Fund was re-assigned to Wellington Management Company LLP from DWS Investment Management Americas, Inc. and RREEF America LLC as the Fund’s subadvisor.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
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•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
40	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	41

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Manager
Bradford D. Stoesser
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
42	JOHN HANCOCK REAL ESTATE SECURITIES FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Real Estate Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823040	488A 8/21
10/2021

Annual report
John Hancock
Emerging Markets Fund
International equity
August 31, 2021

A message to shareholders
Dear shareholder,
The world equity markets performed well during the 12 months ended August 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide.
Bond yields rose broadly around the globe in anticipation of higher inflation as the global economy gradually recovers. Performance in the equity markets cooled somewhat during the summer due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
15	Financial statements
19	Financial highlights
24	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Evaluation of advisory and subadvisory agreements by the Board of Trustees
44	Statement regarding liquidity risk management
46	Trustees and Officers
50	More information
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The MSCI Emerging Markets Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Emerging-market equities had a positive return
Rising vaccination rates, higher commodity prices, and economic stimulus helped support the market’s advance.
The fund performed well and outpaced the benchmark
The fund’s strong positive return outperformed its benchmark, the MSCI Emerging Markets Index, for the period.
Value exposure lifted results
The fund’s emphasis on value stocks over growth stocks contributed, given value’s outperformance for the period.
SECTOR COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	3

Manager’s discussion of fund performance
Can you describe the market environment during the 12 months ended August 31, 2021?
Emerging-market stocks, as measured by the fund’s benchmark, the MSCI Emerging Markets Index, enjoyed a favorable performance for the period. Various factors lifted emerging-market equities, including rising vaccination rates in some countries; higher commodity prices, which helped support the economies of countries that depend heavily on exports; and significant economic stimulus by policymakers around the world.
Within the index, the strongest returns came in Europe, while Asia, where the vast majority of index constituents are located, lagged due to the outsized impact of China’s market, which posted a negative return for the period.
Given this environment, how did the fund perform and what factors were behind its performance?
The fund produced a strong positive return and outperformed the benchmark. Because small-cap stocks were relative outperformers this period, the fund’s emphasis on this category was the main contributor to relative performance, given that the index primarily includes large- and mid-cap stocks. A second contributor
TOP 10 HOLDINGS AS OF 8/31/2021 (% of net assets)
Taiwan Semiconductor Manufacturing Company, Ltd.	4.7
Samsung Electronics Company, Ltd.	3.9
Tencent Holdings, Ltd.	3.5
Alibaba Group Holding, Ltd., ADR	1.5
China Construction Bank Corp., H Shares	1.1
Vale SA	1.0
Ping An Insurance Group Company of China, Ltd., H Shares	0.9
Alibaba Group Holding, Ltd.	0.8
Infosys, Ltd.	0.8
SK Hynix, Inc.	0.7
TOTAL	18.9
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 8/31/2021 (% of net assets)
China	23.9
Taiwan	15.3
South Korea	15.2
India	13.7
Brazil	4.9
South Africa	4.4
Hong Kong	4.2
Mexico	2.8
Saudi Arabia	2.5
Thailand	1.9
TOTAL	88.8
Cash and cash equivalents are not included.
4	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

was the fund’s greater relative emphasis on value-oriented companies, which outpaced growth stocks for the period.
On a country basis, the fund maintained a lesser relative weight in China, which helped results because that market underperformed the index. The lesser weight in China largely reflected methodology differences between the fund and index. For example, the fund invests in stocks of all market capitalizations, whereas the index primarily includes only large-cap and mid-cap stocks. By including investment in companies across the market capitalization spectrum, the fund achieved more-diversified exposure within countries and less concentration in any single country.
The fund’s holdings in the real estate sector, particularly in China, and the energy sector detracted.
What factors lay behind your portfolio positioning decisions?
Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. We seek to integrate these dimensions to emphasize emerging-market stocks with smaller market capitalizations, lower relative prices, and higher profitability.
Because of our diversified investment approach, the performance of the fund’s portfolio of more than 2,500 equity holdings is determined principally by broad trends in emerging-market equities rather than by the behavior of a limited group of securities in a particular industry, country, or asset class.
MANAGED BY

William B. Collins-Dean, CFA
Jed S. Fogdall
Bhanu P. Singh
Mary T. Phillips, CFA
The views expressed in this report are exclusively those of the portfolio management team at Dimensional Fund Advisors LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	21.26	7.09	2.96	40.84	33.82
Class C1	25.65	7.42	3.12	43.02	35.97
Class I2	27.93	8.51	3.83	50.44	45.58
Class R6[2]	28.20	8.62	3.92	51.18	46.88
Class NAV[2]	28.16	8.64	3.97	51.31	47.56
Index†	21.12	10.40	4.85	64.03	60.60
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.40	2.10	1.10	0.99	0.97
Net (%)	1.39	2.09	1.09	0.98	0.96
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI Emerging Markets Index.
See the following page for footnotes.
6	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI Emerging Markets Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-11	13,597	13,597	16,060
Class I2	8-31-11	14,558	14,558	16,060
Class R6[2]	8-31-11	14,688	14,688	16,060
Class NAV[2]	8-31-11	14,756	14,756	16,060
The MSCI Emerging Markets Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 6-27-14. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,023.10	$7.24	1.42%
	Hypothetical example	1,000.00	1,018.00	7.22	1.42%
Class C	Actual expenses/actual returns	1,000.00	1,019.20	10.79	2.12%
	Hypothetical example	1,000.00	1,014.50	10.76	2.12%
Class I	Actual expenses/actual returns	1,000.00	1,024.70	5.72	1.12%
	Hypothetical example	1,000.00	1,019.60	5.70	1.12%
Class R6	Actual expenses/actual returns	1,000.00	1,025.50	5.00	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Class NAV	Actual expenses/actual returns	1,000.00	1,025.50	5.16	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	9

Fund’s investments
Summary of fund’s investments as of 8-31-21
(showing percentage of total net assets)
This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.
	Shares	Value	% of Net Assets
Common stocks 97.9%		$193,249,545
(Cost $136,890,283)
Australia 0.0%		53,944	0.0%
Belgium 0.0%		24,441	0.0%
Brazil 3.9%		7,670,969	3.9%
Petroleo Brasileiro SA	106,544	575,290	0.3%
Vale SA	100,670	1,921,195	1.0%
OTHER SECURITIES		5,174,484	2.6%
Canada 0.0%		83,426	0.0%
Chile 0.6%		1,224,728	0.6%
China 23.9%		47,257,350	23.9%
Alibaba Group Holding, Ltd. (A)	77,300	1,618,631	0.8%
Alibaba Group Holding, Ltd., ADR (A)	17,741	2,962,570	1.5%
ANTA Sports Products, Ltd.	21,000	431,358	0.2%
Aowei Holdings, Ltd. (A)(B)	9,116,006	745,468	0.4%
Baidu, Inc., ADR (A)	2,984	468,548	0.3%
Baidu, Inc., Class A (A)	2,600	51,281	0.0%
Bank of China, Ltd., H Shares	1,814,075	635,713	0.3%
BYD Company, Ltd., H Shares	14,000	470,668	0.3%
China Construction Bank Corp., H Shares	3,086,000	2,223,642	1.1%
China Merchants Bank Company, Ltd., H Shares	128,961	1,063,620	0.6%
CSPC Pharmaceutical Group, Ltd.	363,680	461,365	0.2%
Industrial & Commercial Bank of China, Ltd., H Shares	1,996,000	1,111,522	0.6%
JD.com, Inc., ADR (A)	9,000	707,040	0.4%
Li Ning Company, Ltd.	41,500	556,506	0.3%
Meituan, Class B (A)(C)	21,300	681,058	0.4%
NetEase, Inc., ADR	7,187	700,158	0.4%
Ping An Insurance Group Company of China, Ltd., H Shares	228,500	1,769,294	0.9%
Sunny Optical Technology Group Company, Ltd.	14,800	447,872	0.2%
Tencent Holdings, Ltd.	110,000	6,793,908	3.5%
Yum China Holdings, Inc.	11,554	711,264	0.4%
OTHER SECURITIES		22,645,864	11.1%
10	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
Colombia 0.2%		$341,279	0.2%
Cyprus 0.0%		32	0.0%
Czech Republic 0.1%		183,086	0.1%
Egypt 0.0%		77,682	0.0%
Greece 0.3%		522,416	0.3%
Hong Kong 4.2%		8,374,544	4.2%
China Resources Land, Ltd.	116,444	432,510	0.2%
Geely Automobile Holdings, Ltd.	172,000	623,367	0.3%
OTHER SECURITIES		7,318,667	3.7%
Hungary 0.3%		491,468	0.3%
India 13.7%		27,016,091	13.7%
Bharti Airtel, Ltd. (A)	48,020	434,393	0.2%
HCL Technologies, Ltd.	29,237	471,484	0.3%
HDFC Bank, Ltd.	54,469	1,174,392	0.6%
Housing Development Finance Corp., Ltd.	15,093	575,709	0.3%
ICICI Bank, Ltd.	68,687	671,709	0.4%
Infosys, Ltd.	64,432	1,509,578	0.8%
Reliance Industries, Ltd.	35,449	1,093,230	0.6%
Tata Consultancy Services, Ltd.	24,351	1,264,377	0.7%
OTHER SECURITIES		19,821,219	9.8%
Indonesia 1.5%		2,924,743	1.5%
Malaysia 1.5%		2,949,995	1.5%
Mexico 2.8%		5,581,525	2.8%
America Movil SAB de CV, Series L	475,298	465,974	0.3%
Organizacion Soriana SAB de CV, Series B (A)	603,532	726,017	0.4%
OTHER SECURITIES		4,389,534	2.1%
Netherlands 0.2%		388,616	0.2%
Peru 0.1%		174,408	0.1%
Philippines 1.3%		2,467,134	1.3%
Union Bank of the Philippines	300,071	519,545	0.3%
OTHER SECURITIES		1,947,589	1.0%
Poland 0.9%		1,677,942	0.9%
Qatar 0.7%		1,448,970	0.7%
Qatar National Bank QPSC	91,578	481,989	0.3%
OTHER SECURITIES		966,981	0.4%
Romania 0.0%		91,417	0.0%
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	11

	Shares	Value	% of Net Assets
Russia 1.0%		$1,960,930	1.0%
Sberbank of Russia PJSC, ADR	27,591	493,051	0.3%
OTHER SECURITIES		1,467,879	0.7%
Saudi Arabia 2.5%		4,972,613	2.5%
Al Rajhi Bank	18,938	610,863	0.3%
OTHER SECURITIES		4,361,750	2.2%
Singapore 0.1%		122,802	0.1%
South Africa 4.4%		8,646,513	4.4%
FirstRand, Ltd.	141,880	603,998	0.3%
MTN Group, Ltd. (A)	64,641	593,322	0.3%
OTHER SECURITIES		7,449,193	3.8%
South Korea 15.1%		29,800,675	15.1%
Celltrion, Inc. (A)	2,247	566,308	0.3%
KB Financial Group, Inc.	12,086	549,793	0.3%
Kia Corp.	6,532	477,837	0.3%
LG Chem, Ltd.	705	459,382	0.3%
LG Electronics, Inc.	4,149	506,724	0.3%
Samsung Electronics Company, Ltd.	117,259	7,741,232	3.9%
SK Hynix, Inc.	15,218	1,393,367	0.7%
OTHER SECURITIES		18,106,032	9.0%
Spain 0.0%		20,169	0.0%
Taiwan 15.3%		30,216,586	15.3%
ASE Technology Holding Company, Ltd., ADR (D)	48,264	447,407	0.2%
Hon Hai Precision Industry Company, Ltd.	161,352	644,329	0.3%
MediaTek, Inc.	16,000	518,836	0.3%
Taiwan Semiconductor Manufacturing Company, Ltd.	421,000	9,234,736	4.7%
United Microelectronics Corp.	245,468	556,214	0.3%
OTHER SECURITIES		18,815,064	9.5%
Thailand 1.9%		3,749,302	1.9%
Turkey 0.5%		967,718	0.5%
Ukraine 0.0%		39,844	0.0%
United Arab Emirates 0.8%		1,506,260	0.8%

12	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
United States 0.1%		$219,927	0.1%
Preferred securities 1.1%		$2,218,605
(Cost $1,678,079)
Brazil 1.0%		1,971,510	1.0%
Petroleo Brasileiro SA	142,938	751,621	0.4%
OTHER SECURITIES		1,219,889	0.6%
Chile 0.1%		147,214	0.1%
Colombia 0.0%		65,919	0.0%
Philippines 0.0%		9,818	0.0%
South Korea 0.0%		1,149	0.0%

Thailand 0.0%		22,995	0.0%
Investment companies 0.1%		$135,276
(Cost $65,195)
South Korea 0.1%		135,276	0.1%
Rights 0.0%		$6,692
(Cost $0)
Warrants 0.0%		$1,156
(Cost $0)

	Yield (%)	Shares	Value	% of Net Assets
Short-term investments 0.9%			$1,794,381
(Cost $1,792,953)
Short-term funds 0.9%			1,794,381	0.9%
John Hancock Collateral Trust (E)	0.0356 (F)	179,311	1,794,381	0.9%

Total investments (Cost $140,426,510) 100.0%	$197,405,655	100.0%
Other assets and liabilities, net (0.0%)	(772)	(0.0)%
Total net assets 100.0%	$197,404,883	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	All or a portion of this security is on loan as of 8-31-21.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(F)	The rate shown is the annualized seven-day yield as of 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	13

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	6	Long	Sep 2021	$1,262,741	$1,356,150	$93,409
						$93,409
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $142,443,858. Net unrealized appreciation aggregated to $55,055,206, of which $91,308,884 related to gross unrealized appreciation and $36,253,678 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $138,633,557) including $3,084,145 of securities loaned	$195,611,274
Affiliated investments, at value (Cost $1,792,953)	1,794,381
Total investments, at value (Cost $140,426,510)	197,405,655
Cash	1,251,220
Foreign currency, at value (Cost $1,348,017)	1,355,468
Collateral held at broker for futures contracts	69,000
Dividends and interest receivable	310,926
Receivable for fund shares sold	159,166
Receivable for investments sold	401,355
Receivable for securities lending income	10,312
Receivable from affiliates	318
Other assets	52,033
Total assets	201,015,453
Liabilities
Payable for futures variation margin	2,820
Foreign capital gains tax payable	758,592
Payable for investments purchased	702,458
Payable for fund shares repurchased	158,295
Payable upon return of securities loaned	1,812,044
Payable to affiliates
Accounting and legal services fees	7,742
Transfer agent fees	9,836
Trustees’ fees	52
Other liabilities and accrued expenses	158,731
Total liabilities	3,610,570
Net assets	$197,404,883
Net assets consist of
Paid-in capital	$150,923,102
Total distributable earnings (loss)	46,481,781
Net assets	$197,404,883

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	15

STATEMENT OF ASSETS AND LIABILITIES 8-31-21  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($56,920,564 ÷ 4,288,857 shares)[1]	$13.27
Class C ($2,142,292 ÷ 161,516 shares)[1]	$13.26
Class I ($45,843,226 ÷ 3,453,822 shares)	$13.27
Class R6 ($1,237,778 ÷ 93,357 shares)	$13.26
Class NAV ($91,261,023 ÷ 6,873,785 shares)	$13.28
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.97

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Dividends	$5,842,562
Securities lending	103,852
Interest	4,273
Less foreign taxes withheld	(706,240)
Total investment income	5,244,447
Expenses
Investment management fees	1,992,224
Distribution and service fees	189,320
Accounting and legal services fees	33,778
Transfer agent fees	119,994
Trustees’ fees	3,987
Custodian fees	345,289
State registration fees	79,444
Printing and postage	58,590
Professional fees	87,733
Other	31,856
Total expenses	2,942,215
Less expense reductions	(71,755)
Net expenses	2,870,460
Net investment income	2,373,987
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	32,202,719
Affiliated investments	850
Futures contracts	(33,301)
32,170,268
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	26,420,109[1]
Affiliated investments	(2,580)
Futures contracts	93,409
26,510,938
Net realized and unrealized gain	58,681,206
Increase in net assets from operations	$61,055,193

[1]	Net of $707,625 increase in deferred India withholding taxes.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$2,373,987	$3,813,420
Net realized gain	32,170,268	9,108,906
Change in net unrealized appreciation (depreciation)	26,510,938	3,277,852
Increase in net assets resulting from operations	61,055,193	16,200,178
Distributions to shareholders
From earnings
Class A	(576,484)	(1,111,757)
Class C	(11,190)	(35,459)
Class I	(511,213)	(1,705,378)
Class R6	(1,043,870)	(1,624,479)
Class NAV	(1,218,830)	(1,821,714)
Total distributions	(3,361,587)	(6,298,787)
From fund share transactions	(89,484,095)	(32,066,509)
Total decrease	(31,790,489)	(22,165,118)
Net assets
Beginning of year	229,195,372	251,360,490
End of year	$197,404,883	$229,195,372
18	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.51	$10.10	$11.13	$11.51	$9.59
Net investment income[1]	0.11	0.13	0.14	0.13	0.03
Net realized and unrealized gain (loss) on investments	2.78	0.50	(1.04)	(0.39)	2.03
Total from investment operations	2.89	0.63	(0.90)	(0.26)	2.06
Less distributions
From net investment income	(0.13)	(0.22)	(0.13)	(0.12)	(0.14)
Net asset value, end of period	$13.27	$10.51	$10.10	$11.13	$11.51
Total return (%)[2,3]	27.61	6.11	(8.06)	(2.34)	21.89
Ratios and supplemental data
Net assets, end of period (in millions)	$57	$49	$52	$55	$51
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54	1.57	1.51	1.45	1.50
Expenses including reductions	1.51	1.56	1.50	1.44	1.49
Net investment income	0.87	1.30	1.38	1.09	0.29
Portfolio turnover (%)	10	14	13	11	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	19

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.52	$10.11	$11.13	$11.52	$9.60
Net investment income[1]	0.02	0.06	0.06	0.04	0.04
Net realized and unrealized gain (loss) on investments	2.78	0.50	(1.03)	(0.39)	1.96
Total from investment operations	2.80	0.56	(0.97)	(0.35)	2.00
Less distributions
From net investment income	(0.06)	(0.15)	(0.05)	(0.04)	(0.08)
Net asset value, end of period	$13.26	$10.52	$10.11	$11.13	$11.52
Total return (%)[2,3]	26.65	5.40	(8.71)	(3.04)	21.03
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$3	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	2.24	2.27	2.21	2.15	2.22
Expenses including reductions	2.21	2.26	2.20	2.14	2.21
Net investment income	0.12	0.59	0.65	0.36	0.37
Portfolio turnover (%)	10	14	13	11	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.51	$10.10	$11.12	$11.50	$9.58
Net investment income[1]	0.15	0.15	0.17	0.15	0.18
Net realized and unrealized gain (loss) on investments	2.77	0.51	(1.03)	(0.38)	1.91
Total from investment operations	2.92	0.66	(0.86)	(0.23)	2.09
Less distributions
From net investment income	(0.16)	(0.25)	(0.16)	(0.15)	(0.17)
Net asset value, end of period	$13.27	$10.51	$10.10	$11.12	$11.50
Total return (%)[2]	27.93	6.41	(7.72)	(2.07)	22.29
Ratios and supplemental data
Net assets, end of period (in millions)	$46	$37	$68	$64	$92
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.27	1.22	1.15	1.21
Expenses including reductions	1.21	1.26	1.21	1.14	1.20
Net investment income	1.21	1.43	1.69	1.29	1.73
Portfolio turnover (%)	10	14	13	11	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	21

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.49	$10.09	$11.11	$11.49	$9.58
Net investment income[1]	0.06	0.18	0.17	0.20	0.39
Net realized and unrealized gain (loss) on investments	2.88	0.48	(1.01)	(0.42)	1.70
Total from investment operations	2.94	0.66	(0.84)	(0.22)	2.09
Less distributions
From net investment income	(0.17)	(0.26)	(0.18)	(0.16)	(0.18)
Net asset value, end of period	$13.26	$10.49	$10.09	$11.11	$11.49
Total return (%)[2]	28.20	6.42	(7.56)	(1.99)	22.31
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$67	$60	$72	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.16	1.11	1.05	1.11
Expenses including reductions	1.10	1.15	1.10	1.04	1.11
Net investment income	0.53	1.75	1.71	1.67	3.53
Portfolio turnover (%)	10	14	13	11	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.51	$10.10	$11.13	$11.51	$9.59
Net investment income[1]	0.16	0.18	0.10	0.17	0.15
Net realized and unrealized gain (loss) on investments	2.78	0.49	(0.95)	(0.39)	1.95
Total from investment operations	2.94	0.67	(0.85)	(0.22)	2.10
Less distributions
From net investment income	(0.17)	(0.26)	(0.18)	(0.16)	(0.18)
Net asset value, end of period	$13.28	$10.51	$10.10	$11.13	$11.51
Total return (%)[2]	28.16	6.53	(7.63)	(1.97)	22.40
Ratios and supplemental data
Net assets, end of period (in millions)	$91	$75	$68	$962	$979
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.14	1.10	1.04	1.10
Expenses including reductions	1.09	1.14	1.09	1.03	1.09
Net investment income	1.30	1.77	0.93	1.46	1.45
Portfolio turnover (%)	10	14	13	11	14

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Emerging Markets Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when
24	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$53,944	—	$53,944	—
Belgium	24,441	—	24,441	—
Brazil	7,670,969	$7,670,969	—	—
Canada	83,426	83,426	—	—
Chile	1,224,728	1,224,728	—	—
China	47,257,350	7,901,410	38,507,207	$848,733
Colombia	341,279	341,279	—	—
Cyprus	32	—	32	—
Czech Republic	183,086	—	183,086	—
Egypt	77,682	—	77,682	—
Greece	522,416	—	510,626	11,790
Hong Kong	8,374,544	50,546	8,165,093	158,905
Hungary	491,468	—	491,468	—
India	27,016,091	—	27,007,729	8,362
Indonesia	2,924,743	—	2,818,455	106,288
Malaysia	2,949,995	—	2,949,995	—
Mexico	5,581,525	5,581,525	—	—
Netherlands	388,616	53,859	334,757	—
Peru	174,408	174,408	—	—
Philippines	2,467,134	—	2,466,002	1,132
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	25

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Poland	$1,677,942	—	$1,677,942	—
Qatar	1,448,970	—	1,448,970	—
Romania	91,417	—	91,417	—
Russia	1,960,930	$667,063	1,293,867	—
Saudi Arabia	4,972,613	—	4,972,613	—
Singapore	122,802	122,802	—	—
South Africa	8,646,513	891,653	7,754,860	—
South Korea	29,800,675	194,719	29,588,557	$17,399
Spain	20,169	—	20,169	—
Taiwan	30,216,586	447,407	29,766,654	2,525
Thailand	3,749,302	—	3,748,213	1,089
Turkey	967,718	—	967,095	623
Ukraine	39,844	—	39,844	—
United Arab Emirates	1,506,260	—	1,506,260	—
United States	219,927	—	219,927	—
Preferred securities
Brazil	1,971,510	1,971,510	—	—
Chile	147,214	147,214	—	—
Colombia	65,919	65,919	—	—
Philippines	9,818	—	9,818	—
South Korea	1,149	—	1,149	—
Thailand	22,995	—	22,995	—
Investment companies	135,276	—	135,276	—
Rights	6,692	174	6,518	—
Warrants	1,156	—	1,156	—
Short-term investments	1,794,381	1,794,381	—	—
Total investments in securities	$197,405,655	$29,384,992	$166,863,817	$1,156,846
Derivatives:
Assets
Futures	$93,409	$93,409	—	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the
26	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2021, the fund loaned securities valued at $3,084,145 and received $1,812,044 of cash collateral.
In addition, non-cash collateral of approximately $2,130,610 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments in companies located in certain foreign countries, such as China. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	27

programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended August 31, 2021 were $6,674.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2021, the fund has a short-term capital loss carryforward of $11,227,375 available to offset future net realized capital gains. These carryforwards do not expire.
Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
28	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$3,361,587	$6,298,787
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $3,402,458 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	29

and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2021, the fund used futures contracts to equitize cash balances. The fund held futures contracts with USD notional values ranging up to $1.4 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$93,409	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Equity	$(33,301)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Equity	$93,409
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
30	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $100 million of the fund’s aggregate net assets and (b) 0.750% of the fund’s aggregate net assets in excess of $100 million. Aggregate net assets include the net assets of the fund and Emerging Markets Value Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. Prior to March 1, 2021, the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.970% of the first $100 million of the fund’s aggregate net assets and (b) 0.920% of the fund’s aggregate net assets in excess of $100 million. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor voluntarily agrees to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.25% of the average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The Advisor may terminate this voluntary waiver at any time upon notice to the fund.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$19,374
Class C	758
Class I	15,131
Class	Expense reduction
Class R6	$5,954
Class NAV	30,538
Total	$71,755

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.82% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	31

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $34,047 for the year ended August 31, 2021. Of this amount, $5,826 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $28,221 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $213 and $87 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$166,561	$63,916
Class C	22,759	2,620
Class I	—	48,507
Class R6	—	4,951
Total	$189,320	$119,994
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating
32	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$3,483,417	37	0.659%	($2,360)
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	447,599	$5,677,563	819,875	$8,289,134
Distributions reinvested	46,673	570,348	98,738	1,102,896
Repurchased	(852,449)	(10,527,939)	(1,407,657)	(13,935,083)
Net decrease	(358,177)	$(4,280,028)	(489,044)	$(4,543,053)
Class C shares
Sold	10,313	$131,946	18,087	$186,045
Distributions reinvested	912	11,190	3,145	35,354
Repurchased	(53,918)	(679,522)	(75,649)	(749,292)
Net decrease	(42,693)	$(536,386)	(54,417)	$(527,893)
Class I shares
Sold	1,575,874	$20,341,673	1,436,163	$14,840,915
Distributions reinvested	41,934	511,171	152,929	1,705,160
Repurchased	(1,653,793)	(20,607,043)	(4,866,616)	(50,983,555)
Net increase (decrease)	(35,985)	$245,801	(3,277,524)	$(34,437,480)
Class R6 shares
Sold	428,433	$5,195,056	2,024,545	$20,157,760
Distributions reinvested	85,765	1,043,757	145,955	1,624,479
Repurchased	(6,774,703)	(88,195,407)	(1,810,363)	(17,867,252)
Net increase (decrease)	(6,260,505)	$(81,956,594)	360,137	$3,914,987
Class NAV shares
Sold	1,005,294	$12,785,426	1,334,893	$13,170,840
Distributions reinvested	99,986	1,218,830	163,529	1,821,714
Repurchased	(1,355,376)	(16,961,144)	(1,115,672)	(11,465,624)
Net increase (decrease)	(250,096)	$(2,956,888)	382,750	$3,526,930
Total net decrease	(6,947,456)	$(89,484,095)	(3,078,098)	$(32,066,509)
Affiliates of the fund owned 24% of shares of Class NAV on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Fund	33

Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $23,340,968 and $115,471,431, respectively, for the year ended August 31, 2021.
Note 8—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	179,311	$4,156,124	$13,649,338	$(16,009,351)	$850	$(2,580)	$103,852	—	$1,794,381

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
34	JOHN HANCOCK Emerging Markets Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments (summary of fund’s investments), of John Hancock Emerging Markets Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	35

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $5,854,656. The fund intends to pass through foreign tax credits of $688,244.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
36	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisers LP (the Subadvisor) for John Hancock Emerging Markets Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(a)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(b)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed the benchmark index and peer group median for the one-, three-, five, and ten--year periods ended December 31, 2020. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index and peer group median for the one-, three-, five-, and ten-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light
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of the services rendered for those amounts and the risk undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
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Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
information relating to the nature and scope of any material relationships and their significant to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
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present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
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(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Emerging Markets Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Dimensional Fund Advisors LP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
48	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	49

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Dimensional Fund Advisors LP
Portfolio Managers
William B. Collins-Dean, CFA
Jed S. Fogdall
Mary T. Phillips, CFA
Bhanu P. Singh
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
50	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Emerging Markets Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1822971	368A 8/21
10/2021

Annual report
John Hancock
Multi-Asset High Income Fund
Asset allocation
August 31, 2021

A message to shareholders
Dear shareholder,
Equity markets performed well during the 12 months ended August 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide. Performance in the equity markets cooled somewhat during the summer due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.
Bond market performance was mixed as interest-rate-sensitive segments—particularly longer-term U.S. Treasuries—came under pressure from rising inflation and concerns that the U.S. Federal Reserve could begin to raise interest rates by the end of the year. Credit-oriented fixed-income investments, primarily high-yield bonds, posted stronger results thanks to improving corporate balance sheets and investors’ heightened demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multi-Asset High Income Fund

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
31	Financial statements
34	Financial highlights
39	Notes to financial statements
53	Report of independent registered public accounting firm
54	Tax information
55	Evaluation of advisory and subadvisory agreements by the Board of Trustees
62	Statement regarding liquidity risk management
64	Trustees and Officers
68	More information
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income with consideration for capital appreciation and preservation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The Primary Blended Index comprises 20% MSCI USA High Dividend Yield Index, 10% MSCI World ex–USA High Dividend Yield Index, 25% Bloomberg U.S. Aggregate Credit – Corporate Investment Grade Index, and 45% Bloomberg Global High Yield (USD Hedged) Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The financial markets rallied during the period
Improving growth and supportive central bank policies paved the way for strong gains for stocks and credit-oriented areas of the bond market.
The fund outperformed its benchmark
An underweight and security selection in corporate bonds helped performance, as did an allocation to real estate investment trusts.
The fund’s risk management strategy detracted from results
Stock selection in equities also detracted, as did an allocation to emerging-market bonds and the fund’s options strategy.
PORTFOLIO COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	3

COUNTRY COMPOSITION AS OF 8/31/2021 (% of net assets)
United States	57.5
Canada	3.3
Mexico	3.3
Japan	3.1
China	3.1
Hong Kong	3.0
United Kingdom	2.1
Netherlands	2.0
Luxembourg	2.0
Brazil	1.4
Other countries	19.2
TOTAL	100.0
4	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

Manager’s discussion of fund performance
Can you describe the investment conditions during the 12 months ended August 31, 2021?
Financial assets performed very well during the period. As the rollout of COVID-19 vaccines fostered a gradual reopening of the world economy, growth accelerated and corporate earnings surged in kind. Global central bank policy was also quite favorable, highlighted by the U.S. Federal Reserve’s decision to maintain low interest rates and continue its aggressive quantitative easing. Fiscal policy was another key source of support, with multiple spending packages enacted by the U.S. Congress. Together, these developments helped fuel substantial, broad-based gains across the world equity markets. Credit-oriented fixed-income investments also produced strong total returns, as the favorable environment encouraged investors to take on greater risk in search of higher yields.
What factors drove performance in the period?
At the end of the period, the fund held approximately 65% of its net assets in a multi-sector fixed-income allocation that invests in the global credit sectors and has significant allocations to emerging-market debt and high-yield bonds. These positions performed well on an absolute basis given the strength in the credit sectors. Security selection in the U.S. corporate bond space boosted performance, driven by a tilt toward travel and leisure companies. Both categories outperformed the broader market thanks to optimism surrounding the lifting of restrictions associated with COVID-19.
The fund had an approximate 35% weighting in equities at the end of the period through a passively managed portfolio that uses an quantitative approach to invest
TOP 5 EQUITY HOLDINGS AS OF 8/31/2021 (% of net assets)
The Blackstone Group, Inc.	0.5
Algonquin Power & Utilities Corp.	0.5
The Kroger Company	0.5
Pfizer, Inc.	0.5
NetApp, Inc.	0.5
TOTAL	2.5
Cash and cash equivalents are not included.
TOP 5 BOND ISSUERS AS OF 8/31/2021 (% of net assets)
Petroleos Mexicanos	1.0
Centene Corp.	0.8
International Game Technology PLC	0.7
DaVita, Inc.	0.6
Nordea Bank Abp	0.6
TOTAL	3.7
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	5

in higher-quality, higher-yielding stocks globally. Although this portion of the fund performed well on an absolute basis, a tilt toward higher-yielding stocks led to modest underperformance versus the broader equity market. This approach, while consistent with the fund’s income orientation, hurt relative performance at a time in which investors embraced risk.
The fund also had a small options exposure. Here, we use a combination of covered calls and collateralized puts. In the covered call strategy, the fund writes call options, collects the income, and holds the underlying equities (which enhances the fund’s income but limits its participation in equities’ potential upside). With respect to the collateralized puts, we sell put options on sectors, regions, and countries, while holding the cash as collateral. In total, the options strategy is intended to help increase income and reduce the volatility of the fund’s yield. We also used options to implement our tactical top-down views at various times throughout the period. Since the purpose of the options strategy is to limit risk, it can also reduce potential upside. As a result, it was a modest detractor in the rising market.
Overall, we continue to strive to generate income in a risk-managed fashion using a diversified, multi-asset approach. We believe this strategy is well suited to an environment in which yields remain near historic lows.
MANAGED BY

Nathan W. Thooft, CFA
Christopher Walsh, CFA
John F. Addeo, CFA
Geoffrey Kelley, CFA
Caryn E. Rothman, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	Since inception (11-14-14)	5-year	Since inception (11-14-14)	as of 8-31-21	as of 8-31-21
Class A	7.65	4.20	3.82	22.86	29.00	3.00	2.72
Class C	10.75	4.41	3.76	24.11	28.49	2.40	2.10
Class I1	12.83	5.45	4.82	30.41	37.74	3.39	3.10
Class R6[1]	12.95	5.58	4.94	31.17	38.80	3.49	3.20
Class NAV[1,2]	13.00	4.69	3.96	25.76	30.20	3.50	3.21
Index 1††	-0.08	3.11	3.35	16.55	25.10	—	—
Index 2††	29.76	14.83	11.33	99.67	107.36	—	—
Index 3††	11.51	6.81	6.28	39.00	51.30	—	—
Index 4††	8.32	6.75	5.92	38.63	47.83	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the increase in the maximum sales charge from 4.0% to 4.5%, effective 6-4-20. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6 and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.55	2.30	1.30	1.18	1.17
Net (%)	0.90	1.65	0.65	0.53	0.52
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index 1 is the Bloomberg U.S. Aggregate Bond Index; Index 2 is the MSCI World Index; Index 3 is the Primary Blended Index; Index 4 is the Secondary Blended Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Multi-Asset High Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two blended indexes and two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)	Index 4 ($)
Class C3	11-14-14	12,849	12,849	12,510	20,736	15,130	14,783
Class I1	11-14-14	13,774	13,774	12,510	20,736	15,130	14,783
Class R6[1]	11-14-14	13,880	13,880	12,510	20,736	15,130	14,783
Class NAV[1,2]	11-14-14	13,020	13,020	12,510	20,736	15,130	14,783
The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the increase in the maximum sales charge from 4.0% to 4.5%, effective 6-4-20.
The Bloomberg U.S. Aggregate Bond Index, formerly known as Bloomberg Barclays U.S. Aggregate Bond Index, is an unmanaged index of U.S. dollar-denominated and non-convertible investment-grade debt issues.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
The Primary Blended Index comprises 20% MSCI USA High Dividend Yield Index, 10% MSCI World ex–USA High Dividend Yield Index, 25% Bloomberg U.S. Aggregate Credit – Corporate Investment Grade Index, and 45% Bloomberg Global High Yield (USD Hedged) Index.
The Secondary Blended Index comprises 70% Bloomberg U.S. Aggregate Bond Index and 30% MSCI World Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	Class NAV shares were first offered on 6-4-20. Returns prior to this date are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,067.60	$4.64	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%
Class C	Actual expenses/actual returns	1,000.00	1,062.80	8.53	1.64%
	Hypothetical example	1,000.00	1,016.90	8.34	1.64%
Class I	Actual expenses/actual returns	1,000.00	1,067.80	3.34	0.64%
	Hypothetical example	1,000.00	1,022.00	3.26	0.64%
Class R6	Actual expenses/actual returns	1,000.00	1,068.40	2.76	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Class NAV	Actual expenses/actual returns	1,000.00	1,068.30	2.71	0.52%
	Hypothetical example	1,000.00	1,022.60	2.65	0.52%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-21
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 1.4%					$2,176,878
(Cost $2,020,552)
Argentina 0.1%					155,924
Republic of Argentina Bond (2.500% to 7-9-22, then 3.500% to 7-9-29, then 4.875% thereafter)	2.500	07-09-41		400,000	155,924
Bahrain 0.2%					397,256
Kingdom of Bahrain Bond (A)	5.450	09-16-32		405,000	397,256
Colombia 0.3%					449,441
Republic of Colombia Bond	6.125	01-18-41		385,000	449,441
Costa Rica 0.5%					743,757
Republic of Costa Rica Bond (A)	6.125	02-19-31		700,000	743,757
Egypt 0.3%					430,500
Arab Republic of Egypt Bond (A)	8.875	05-29-50		400,000	430,500

Corporate bonds 57.0%					$89,494,638
(Cost $86,247,096)
Communication services 9.1%					14,303,255
Diversified telecommunication services 2.9%
C&W Senior Financing DAC (A)	6.875	09-15-27		440,000	467,764
Cable Onda SA (A)	4.500	01-30-30		400,000	424,600
Cellnex Telecom SA	1.875	06-26-29	EUR	400,000	483,514
Connect Finco SARL (A)	6.750	10-01-26		300,000	311,250
Network i2i, Ltd. (5.650% to 1-15-25, then 5 Year CMT + 4.274%) (B)	5.650	01-15-25		200,000	213,250
PPF Telecom Group BV	3.125	03-27-26	EUR	325,000	411,083
Radiate Holdco LLC (A)	6.500	09-15-28		485,000	494,700
Sable International Finance, Ltd. (A)	5.750	09-07-27		425,000	446,080
Telecom Italia Capital SA	6.000	09-30-34		400,000	454,880
Telesat Canada (A)	5.625	12-06-26		315,000	302,400
Total Play Telecomunicaciones SA de CV (A)	7.500	11-12-25		510,000	541,875
Entertainment 0.7%
AMC Entertainment Holdings, Inc. (10.000% Cash or 12.000% PIK) (A)	12.000	06-15-26		230,000	207,269
Lions Gate Capital Holdings LLC (A)	5.500	04-15-29		350,000	357,368
Netflix, Inc. (A)	4.875	06-15-30		500,000	598,418
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Interactive media and services 0.5%
Arches Buyer, Inc. (A)	4.250	06-01-28		100,000	$101,625
Arches Buyer, Inc. (A)	6.125	12-01-28		60,000	61,928
Match Group Holdings II LLC (A)	4.125	08-01-30		270,000	282,825
TripAdvisor, Inc. (A)	7.000	07-15-25		390,000	412,464
Media 2.6%
Altice Financing SA (A)	4.250	08-15-29	EUR	100,000	118,534
Altice Financing SA (A)	5.750	08-15-29		255,000	261,862
Altice France Holding SA (A)	6.000	02-15-28		550,000	545,188
CCO Holdings LLC	4.500	05-01-32		400,000	417,940
Globo Comunicacao e Participacoes SA (A)	4.875	01-22-30		500,000	511,505
iHeartCommunications, Inc.	8.375	05-01-27		250,000	265,575
LCPR Senior Secured Financing DAC (A)	5.125	07-15-29		245,000	253,575
LCPR Senior Secured Financing DAC (A)	6.750	10-15-27		420,000	448,875
National CineMedia LLC (A)	5.875	04-15-28		270,000	235,575
Townsquare Media, Inc. (A)	6.875	02-01-26		112,000	118,720
Virgin Media Finance PLC (A)	5.000	07-15-30		400,000	414,180
VTR Comunicaciones SpA (A)	4.375	04-15-29		220,000	222,046
WMG Acquisition Corp. (A)	3.000	02-15-31		225,000	221,625
Wireless telecommunication services 2.4%
Globe Telecom, Inc.	2.500	07-23-30		200,000	192,822
Millicom International Cellular SA (A)	6.250	03-25-29		373,500	409,916
Oztel Holdings SPC, Ltd. (A)	5.625	10-24-23		320,000	338,027
SoftBank Group Corp.	5.125	09-19-27		265,000	271,924
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (B)	6.875	07-19-27		500,000	502,260
Telefonica Celular del Paraguay SA (A)	5.875	04-15-27		500,000	525,625
T-Mobile USA, Inc.	4.375	04-15-40		400,000	466,012
Turkcell Iletisim Hizmetleri AS (A)	5.750	10-15-25		450,000	484,479
VMED O2 UK Financing I PLC (A)	3.250	01-31-31	EUR	420,000	503,697
Consumer discretionary 8.5%					13,357,433
Automobiles 0.5%
Ford Motor Credit Company LLC	4.000	11-13-30		200,000	211,000
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (B)	5.700	09-30-30		480,000	550,800
Diversified consumer services 0.9%
GEMS MENASA Cayman, Ltd. (A)	7.125	07-31-26		325,000	336,375
12	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Diversified consumer services (continued)
King Talent Management, Ltd. (5.600% to 12-4-22, then 5 Year CMT + 3.521%) (B)	5.600	12-04-22		200,000	$187,300
Sotheby’s (A)	7.375	10-15-27		500,000	530,525
Stena International SA (A)	6.125	02-01-25		400,000	413,500
Hotels, restaurants and leisure 5.9%
Affinity Gaming (A)	6.875	12-15-27		305,000	324,002
Bally’s Corp. (A)	6.750	06-01-27		470,000	508,188
Carnival Corp. (A)	5.750	03-01-27		230,000	235,136
Carnival Corp. (A)	7.625	03-01-26		110,000	116,887
CEC Entertainment LLC (A)	6.750	05-01-26		260,000	257,641
Dave & Buster’s, Inc. (A)	7.625	11-01-25		270,000	286,200
Everi Holdings, Inc. (A)	5.000	07-15-29		65,000	66,528
Hilton Domestic Operating Company, Inc. (A)	3.625	02-15-32		245,000	243,163
Hilton Domestic Operating Company, Inc. (A)	5.750	05-01-28		425,000	459,077
Hilton Grand Vacations Borrower Escrow LLC (A)	5.000	06-01-29		370,000	374,625
International Game Technology PLC (A)	4.125	04-15-26		260,000	270,023
International Game Technology PLC (A)	5.250	01-15-29		310,000	330,925
International Game Technology PLC (A)	6.500	02-15-25		400,000	446,000
Life Time, Inc. (A)	8.000	04-15-26		120,000	125,700
Melco Resorts Finance, Ltd.	5.625	07-17-27		300,000	310,434
MGM China Holdings, Ltd.	5.875	05-15-26		200,000	209,940
MGM Resorts International	6.750	05-01-25		425,000	450,500
Mohegan Gaming & Entertainment (A)	8.000	02-01-26		490,000	513,456
New Red Finance, Inc. (A)	4.375	01-15-28		450,000	456,750
Premier Entertainment Sub LLC (A)	5.875	09-01-31		380,000	389,500
Resorts World Las Vegas LLC (A)	4.625	04-16-29		500,000	517,295
Resorts World Las Vegas LLC	4.625	04-16-29		200,000	206,918
Sazka Group AS (A)	3.875	02-15-27	EUR	450,000	538,306
Studio City Finance, Ltd. (A)	6.500	01-15-28		400,000	418,964
Travel + Leisure Company	6.600	10-01-25		310,000	347,975
Travel + Leisure Company (A)	6.625	07-31-26		280,000	318,948
Yum! Brands, Inc. (A)	4.750	01-15-30		420,000	463,575
Household durables 0.3%
Empire Communities Corp. (A)	7.000	12-15-25		110,000	116,050
KB Home	4.000	06-15-31		251,000	261,040
TopBuild Corp. (A)	3.625	03-15-29		130,000	130,127
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Internet and direct marketing retail 0.5%
MercadoLibre, Inc.	3.125	01-14-31		400,000	$394,892
Prosus NV (A)	2.031	08-03-32	EUR	170,000	203,357
Prosus NV (A)	3.832	02-08-51		200,000	181,124
Multiline retail 0.1%
Golden Eagle Retail Group, Ltd.	4.625	05-21-23		200,000	203,088
Textiles, apparel and luxury goods 0.3%
Hanesbrands, Inc. (A)	5.375	05-15-25		430,000	451,599
Consumer staples 2.6%					4,136,255
Food and staples retailing 0.2%
Performance Food Group, Inc. (A)	4.250	08-01-29		150,000	150,509
U.S. Foods, Inc. (A)	4.750	02-15-29		195,000	199,631
Food products 1.8%
BRF SA (A)	5.750	09-21-50		200,000	201,250
JBS USA Food Company (A)	5.750	01-15-28		500,000	527,900
Kraft Heinz Foods Company	4.250	03-01-31		230,000	265,493
MARB BondCo PLC (A)	3.950	01-29-31		215,000	209,716
NBM US Holdings, Inc. (A)	7.000	05-14-26		700,000	744,870
Post Holdings, Inc. (A)	4.500	09-15-31		400,000	403,500
Ulker Biskuvi Sanayi AS (A)	6.950	10-30-25		505,000	544,441
Household products 0.3%
Edgewell Personal Care Company (A)	4.125	04-01-29		160,000	161,000
Edgewell Personal Care Company (A)	5.500	06-01-28		300,000	317,625
Personal products 0.3%
Natura Cosmeticos SA (A)	4.125	05-03-28		200,000	205,300
Oriflame Investment Holding PLC (A)	5.125	05-04-26		200,000	205,020
Energy 7.1%					11,120,385
Energy equipment and services 0.5%
Honghua Group, Ltd.	6.375	08-01-22		200,000	195,493
Inkia Energy, Ltd. (A)	5.875	11-09-27		500,000	508,755
Oil, gas and consumable fuels 6.6%
Antero Resources Corp. (A)	5.375	03-01-30		65,000	66,133
Antero Resources Corp. (A)	8.375	07-15-26		71,000	80,408
Ascent Resources Utica Holdings LLC (A)	5.875	06-30-29		180,000	172,555
Cheniere Energy Partners LP (A)	4.000	03-01-31		230,000	242,075
Cheniere Energy Partners LP	4.500	10-01-29		445,000	479,488
Energean Israel Finance, Ltd. (A)	5.375	03-30-28		100,000	102,020
Energean Israel Finance, Ltd. (A)	5.875	03-30-31		190,000	194,640
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (B)	7.125	05-15-30		510,000	524,535
14	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
EQM Midstream Partners LP (A)	4.750	01-15-31		205,000	$208,588
Genesis Energy LP	7.750	02-01-28		215,000	210,681
Greenko Solar Mauritius, Ltd.	5.950	07-29-26		200,000	213,557
Hess Midstream Operations LP (A)	4.250	02-15-30		72,000	72,900
HPCL-Mittal Energy, Ltd.	5.450	10-22-26		200,000	208,172
Indika Energy Capital III Pte, Ltd.	5.875	11-09-24		200,000	201,100
Indika Energy Capital IV Pte, Ltd. (A)	8.250	10-22-25		250,000	263,313
Inversiones Latin America Power Ltda (A)	5.125	06-15-33		200,000	199,500
Leviathan Bond, Ltd. (A)	6.750	06-30-30		410,000	457,643
MC Brazil Downstream Trading SARL (A)	7.250	06-30-31		295,000	307,007
Medco Bell Pte, Ltd.	6.375	01-30-27		400,000	406,736
MEG Energy Corp. (A)	5.875	02-01-29		87,000	89,602
MEG Energy Corp. (A)	7.125	02-01-27		255,000	268,326
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (B)	6.875	02-15-23		525,000	536,156
New Fortress Energy, Inc. (A)	6.500	09-30-26		330,000	331,716
NuStar Logistics LP	6.375	10-01-30		235,000	259,844
Occidental Petroleum Corp.	6.375	09-01-28		135,000	160,144
Occidental Petroleum Corp.	6.625	09-01-30		135,000	168,413
Parkland Corp. (A)	5.875	07-15-27		350,000	372,925
Petrobras Global Finance BV	5.500	06-10-51		275,000	274,656
Petroleos Mexicanos	6.625	06-15-35		635,000	614,890
Petroleos Mexicanos (A)	6.875	10-16-25		260,000	284,045
Petroleos Mexicanos	7.470	11-12-26	MXN	12,562,500	555,630
Petrorio Luxembourg Sarl (A)	6.125	06-09-26		215,000	220,590
Plains All American Pipeline LP (6.125% to 11-15-22, then 3 month LIBOR + 4.110%) (B)	6.125	11-15-22		340,000	303,450
Talos Production, Inc.	12.000	01-15-26		100,000	103,250
Thaioil Treasury Center Company, Ltd.	3.500	10-17-49		300,000	268,107
The Oil and Gas Holding Company BSCC (A)	7.500	10-25-27		450,000	496,893
Transportadora de Gas del Sur SA (A)	6.750	05-02-25		275,000	260,480
Venture Global Calcasieu Pass LLC (A)	4.125	08-15-31		225,000	235,969
Financials 7.1%					11,113,399
Banks 4.1%
Banco do Brasil SA (A)	4.875	04-19-23		340,000	357,989
Bank of America Corp. (6.100% to 3-17-25, then 3 month LIBOR + 3.898%) (B)	6.100	03-17-25		650,000	730,243
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Barclays PLC (4.375% to 3-15-28, then 5 Year CMT + 3.410%) (B)	4.375	03-15-28	300,000	$303,840
Barclays PLC (6.125% to 12-15-25, then 5 Year CMT + 5.867%) (B)	6.125	12-15-25	330,000	367,745
Citizens Financial Group, Inc. (5.650% to 10-6-25, then 5 Year CMT + 5.313%) (B)	5.650	10-06-25	485,000	540,775
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (A)(B)	8.125	12-23-25	385,000	468,299
Freedom Mortgage Corp. (A)	6.625	01-15-27	140,000	134,050
Freedom Mortgage Corp. (A)	8.250	04-15-25	254,000	259,080
HDFC Bank, Ltd. (3.700% to 8-25-26, then 5 Year CMT + 2.925%) (A)(B)	3.700	08-25-26	200,000	200,700
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (B)	6.500	04-16-25	440,000	489,166
Itau Unibanco Holding SA (A)	3.250	01-24-25	450,000	460,305
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)	6.750	02-01-24	520,000	573,950
Nanyang Commercial Bank, Ltd. (5.000% to 6-2-22, then 5 Year CMT + 3.205%) (B)	5.000	06-02-22	200,000	203,002
Nordea Bank ABP (3.750% to 3-1-29, then 5 Year CMT + 2.602%) (A)(B)	3.750	03-01-29	935,000	930,980
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (A)(B)	7.375	09-13-21	350,000	350,665
Capital markets 1.0%
Deutsche Bank AG (4.875% to 12-1-27, then 5 Year ICE Swap Rate + 2.553%)	4.875	12-01-32	425,000	465,094
Guangxi Financial Investment Group Company, Ltd.	3.600	11-18-23	400,000	376,444
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (B)	5.375	06-01-25	300,000	333,390
XP, Inc. (A)	3.250	07-01-26	420,000	410,088
Consumer finance 0.3%
Unifin Financiera SAB de CV (A)	9.875	01-28-29	475,000	477,375
Diversified financial services 0.6%
Brightstar Escrow Corp. (A)	9.750	10-15-25	185,000	199,338
LS Finance 2017, Ltd.	4.875	07-15-24	200,000	198,385
Operadora de Servicios Mega SA de CV (A)	8.250	02-11-25	500,000	509,370
16	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Insurance 1.0%
Athene Holding, Ltd.	6.150	04-03-30		320,000	$408,030
Markel Corp. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (B)	6.000	06-01-25		400,000	444,960
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (A)(B)	6.500	11-13-26		800,000	792,000
Thrifts and mortgage finance 0.1%
Nationstar Mortgage Holdings, Inc. (A)	5.125	12-15-30		125,000	128,136
Health care 3.8%					5,975,059
Health care equipment and supplies 0.1%
Varex Imaging Corp. (A)	7.875	10-15-27		148,000	166,705
Health care providers and services 2.4%
Centene Corp.	2.500	03-01-31		330,000	329,149
Centene Corp.	3.000	10-15-30		390,000	404,223
Centene Corp.	3.375	02-15-30		515,000	538,175
DaVita, Inc. (A)	3.750	02-15-31		440,000	434,815
DaVita, Inc. (A)	4.625	06-01-30		500,000	522,580
MEDNAX, Inc. (A)	6.250	01-15-27		500,000	526,875
Rede D’or Finance Sarl (A)	4.500	01-22-30		419,000	427,380
Select Medical Corp. (A)	6.250	08-15-26		330,000	348,975
U.S. Renal Care, Inc. (A)	10.625	07-15-27		250,000	262,453
Health care technology 0.2%
Change Healthcare Holdings LLC (A)	5.750	03-01-25		260,000	262,600
Life sciences tools and services 0.1%
Syneos Health, Inc. (A)	3.625	01-15-29		105,000	104,445
Pharmaceuticals 1.0%
Bausch Health Americas, Inc. (A)	9.250	04-01-26		500,000	538,750
Bausch Health Companies, Inc. (A)	5.750	08-15-27		325,000	341,250
Organon & Company (A)	5.125	04-30-31		295,000	309,443
Viatris, Inc. (A)	4.000	06-22-50		420,000	457,241
Industrials 6.4%					9,974,271
Aerospace and defense 0.4%
Embraer Netherlands Finance BV (A)	6.950	01-17-28		265,000	302,066
The Boeing Company	5.705	05-01-40		275,000	356,141
Air freight and logistics 0.5%
Simpar Europe SA (A)	5.200	01-26-31		200,000	205,184
Simpar Finance Sarl (A)	10.750	02-12-28	BRL	1,190,000	204,773
XPO Logistics, Inc. (A)	6.250	05-01-25		270,000	285,188
Airlines 0.4%
American Airlines, Inc. (A)	5.750	04-20-29		210,000	226,772
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Airlines (continued)
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27		185,495	$206,347
United Airlines, Inc. (A)	4.375	04-15-26		220,000	228,228
Building products 0.3%
Builders FirstSource, Inc. (A)	5.000	03-01-30		500,000	535,000
Commercial services and supplies 1.8%
Allied Universal Holdco LLC (A)	6.000	06-01-29		275,000	274,975
Allied Universal Holdco LLC (A)	6.625	07-15-26		330,000	352,688
APX Group, Inc. (A)	5.750	07-15-29		245,000	245,613
APX Group, Inc.	7.625	09-01-23		500,000	509,500
Cimpress PLC (A)	7.000	06-15-26		500,000	522,500
Elis SA	1.625	04-03-28	EUR	300,000	357,105
Garda World Security Corp. (A)	9.500	11-01-27		250,000	272,248
Prime Security Services Borrower LLC (A)	3.375	08-31-27		225,000	217,115
Stericycle, Inc. (A)	3.875	01-15-29		115,000	117,037
Construction and engineering 1.4%
Arcosa, Inc. (A)	4.375	04-15-29		170,000	175,029
Ellaktor Value PLC (A)	6.375	12-15-24	EUR	550,000	643,438
Global Infrastructure Solutions, Inc. (A)	5.625	06-01-29		235,000	239,923
IEA Energy Services LLC (A)	6.625	08-15-29		160,000	158,640
IHS Netherlands Holdco BV (A)	8.000	09-18-27		400,000	430,600
Picasso Finance Sub, Inc. (A)	6.125	06-15-25		211,000	223,133
Tutor Perini Corp. (A)	6.875	05-01-25		240,000	247,200
Electrical equipment 0.1%
Atkore, Inc. (A)	4.250	06-01-31		125,000	129,219
Industrial conglomerates 0.3%
Turkiye Sise ve Cam Fabrikalari AS (A)	6.950	03-14-26		435,000	484,294
Machinery 0.3%
HTA Group, Ltd. (A)	7.000	12-18-25		205,000	216,615
Madison IAQ LLC (A)	5.875	06-30-29		124,000	126,945
Vertical Holdco GmbH (A)	6.625	07-15-28	EUR	117,000	147,739
Road and rail 0.5%
Uber Technologies, Inc. (A)	8.000	11-01-26		750,000	798,750
Trading companies and distributors 0.1%
Alta Equipment Group, Inc. (A)	5.625	04-15-26		125,000	128,438
Transportation infrastructure 0.3%
Adani Ports & Special Economic Zone, Ltd.	4.375	07-03-29		200,000	213,273
GMR Hyderabad International Airport, Ltd.	4.250	10-27-27		200,000	192,555
18	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Information technology 1.3%					$2,036,961
IT services 0.7%
21Vianet Group, Inc.	7.875	10-15-21		200,000	200,100
Sixsigma Networks Mexico SA de CV (A)	7.500	05-02-25		935,000	899,938
Semiconductors and semiconductor equipment 0.2%
Qorvo, Inc. (A)	3.375	04-01-31		330,000	351,384
Software 0.1%
Clarivate Science Holdings Corp. (A)	3.875	07-01-28		91,000	92,613
Technology hardware, storage and peripherals 0.3%
Atento Luxco 1 SA (A)	8.000	02-10-26		160,000	176,048
Seagate HDD Cayman (A)	4.125	01-15-31		300,000	316,878
Materials 5.5%					8,716,962
Chemicals 2.0%
Braskem Netherlands Finance BV (A)	5.875	01-31-50		285,000	329,531
Chandra Asri Petrochemical Tbk PT	4.950	11-08-24		400,000	406,653
Chemours Company (A)	4.625	11-15-29		190,000	188,674
Cydsa SAB de CV (A)	6.250	10-04-27		450,000	475,155
ICL Group, Ltd. (A)	6.375	05-31-38		400,000	514,796
The Scotts Miracle-Gro Company	4.500	10-15-29		450,000	470,250
Tronox, Inc. (A)	4.625	03-15-29		230,000	233,209
UPL Corp., Ltd. (5.250% to 2-27-25, then 5 Year CMT + 3.865%) (B)	5.250	02-27-25		200,000	204,380
Yingde Gases Investment, Ltd.	6.250	01-19-23		300,000	307,498
Construction materials 0.5%
Cemex SAB de CV (A)	3.875	07-11-31		200,000	205,752
Standard Industries, Inc. (A)	5.000	02-15-27		210,000	217,088
Wienerberger AG	2.750	06-04-25	EUR	300,000	381,323
Containers and packaging 0.3%
Ardagh Packaging Finance PLC (A)	5.250	08-15-27		340,000	351,900
Graham Packaging Company, Inc. (A)	7.125	08-15-28		120,000	127,921
Metals and mining 2.7%
ABJA Investment Company Pte, Ltd.	5.950	07-31-24		300,000	326,250
Adaro Indonesia PT	4.250	10-31-24		250,000	256,250
Chalieco Hong Kong Corp., Ltd. (5.000% to 5-21-23, then 3 Year CMT + 6.380%) (B)	5.000	05-21-23		200,000	202,578
China Hongqiao Group, Ltd.	7.125	07-22-22		400,000	409,787
Commercial Metals Company	3.875	02-15-31		195,000	199,572
First Quantum Minerals, Ltd. (A)	7.500	04-01-25		450,000	466,313
Gold Fields Orogen Holdings BVI, Ltd. (A)	6.125	05-15-29		475,000	572,850
HBIS Group Hong Kong Company, Ltd.	3.750	12-18-22		300,000	302,238
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	19

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
JSW Steel, Ltd.	5.950	04-18-24	400,000	$429,016
Shandong Iron and Steel Xinheng International Company, Ltd.	6.850	09-25-22	400,000	416,172
Volcan Cia Minera SAA (A)	4.375	02-11-26	430,000	418,743
Yankuang Group Cayman, Ltd.	4.000	07-16-23	300,000	303,063
Real estate 3.2%				4,997,241
Equity real estate investment trusts 0.7%
RHP Hotel Properties LP (A)	4.500	02-15-29	230,000	232,875
RLJ Lodging Trust LP (A)	3.750	07-01-26	142,000	143,243
Uniti Group LP (A)	6.500	02-15-29	130,000	135,483
VICI Properties LP (A)	4.625	12-01-29	465,000	505,688
Real estate management and development 2.5%
Agile Group Holdings, Ltd. (7.875% to 7-31-24, then 5 Year CMT + 11.294%) (B)	7.875	07-31-24	200,000	197,777
Central China Real Estate, Ltd.	7.250	07-16-24	200,000	154,508
China SCE Group Holdings, Ltd.	7.375	04-09-24	200,000	206,060
CIFI Holdings Group Company, Ltd.	6.000	07-16-25	200,000	208,842
Country Garden Holdings Company, Ltd.	5.625	01-14-30	350,000	379,351
Easy Tactic, Ltd.	5.875	02-13-23	300,000	222,527
Greenland Global Investment, Ltd.	6.750	03-03-24	400,000	322,922
New Metro Global, Ltd.	7.500	12-16-21	200,000	202,070
New World China Land, Ltd.	4.750	01-23-27	300,000	320,834
Powerlong Real Estate Holdings, Ltd.	6.250	08-10-24	200,000	203,990
Redsun Properties Group, Ltd.	9.700	04-16-23	200,000	201,219
RKPF Overseas 2019 A, Ltd.	6.000	09-04-25	200,000	203,111
Sunac China Holdings, Ltd.	7.500	02-01-24	200,000	202,158
Times China Holdings, Ltd.	6.750	07-08-25	200,000	198,861
Yanlord Land HK Company, Ltd.	6.750	04-23-23	200,000	207,103
Yuzhou Group Holdings Company, Ltd.	7.850	08-12-26	200,000	161,639
Yuzhou Group Holdings Company, Ltd.	8.500	02-04-23	200,000	190,074
Zhenro Properties Group, Ltd.	7.875	04-14-24	200,000	196,906
Utilities 2.4%				3,763,417
Electric utilities 0.9%
Light Servicos de Eletricidade SA (A)	4.375	06-18-26	395,000	404,011
NRG Energy, Inc. (A)	3.375	02-15-29	100,000	100,500
NRG Energy, Inc. (A)	3.625	02-15-31	160,000	162,800
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (B)	6.250	02-01-22	450,000	456,244
20	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Vistra Operations Company LLC (A)	5.625	02-15-27	330,000	$343,632
Gas utilities 0.9%
AmeriGas Partners LP	5.750	05-20-27	400,000	450,000
Infraestructura Energetica Nova SAB de CV (A)	4.750	01-15-51	630,000	654,413
Superior Plus LP (A)	4.500	03-15-29	245,000	253,771
Independent power and renewable electricity producers 0.4%
Greenko Dutch BV (A)	3.850	03-29-26	200,000	204,276
JSW Hydro Energy, Ltd. (A)	4.125	05-18-31	200,000	201,750
ReNew Power Private, Ltd.	6.450	09-27-22	200,000	206,250
Multi-utilities 0.2%

Sempra Energy (4.875% to 10-15-25, then 5 Year CMT + 4.550%) (B)	4.875	10-15-25	300,000	325,770
Term loans (C) 0.2%				$310,639
(Cost $308,698)
Health care 0.2%				310,639
Health care providers and services 0.2%

Gentiva Health Services, Inc., 2020 Term Loan (1 month LIBOR + 2.750%)	2.875	07-02-25	311,418	310,639
Collateralized mortgage obligations 0.3%				$448,236
(Cost $430,176)
Commercial and residential 0.3%				448,236
BX Commercial Mortgage Trust

Series 2019-XL, Class F (1 month LIBOR + 2.000%) (A)(D)	2.096	10-15-36	446,835	448,236
Asset backed securities 0.8%				$1,344,353
(Cost $1,291,987)
Asset backed securities 0.8%				1,344,353
Driven Brands Funding LLC
Series 2019-1A, Class A2 (A)	4.641	04-20-49	531,375	573,263
Jack in the Box Funding LLC
Series 2019-1A, Class A23 (A)	4.970	08-25-49	124,063	137,534
Sonic Capital LLC
Series 2020-1A, Class A2II (A)	4.336	01-20-50	199,812	218,994
VR Funding LLC
Series 2020-1A, Class A (A)	2.790	11-15-50	412,940	414,562

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	21

	Shares	Value
Common stocks 31.6%		$49,640,425
(Cost $45,655,748)
Communication services 2.7%		4,241,818
Diversified telecommunication services 2.3%
BCE, Inc.	5,765	300,667
Deutsche Telekom AG	13,148	279,569
Elisa OYJ	4,478	286,998
HKT Trust & HKT, Ltd.	210,000	286,354
Koninklijke KPN NV	88,654	283,991
Orange SA	24,879	282,854
Proximus SADP	14,262	279,626
Swisscom AG	494	289,947
Telefonica Deutschland Holding AG	97,609	274,001
Telenor ASA	8,328	145,898
TELUS Corp.	12,702	292,670
Verizon Communications, Inc.	11,824	650,320
Wireless telecommunication services 0.4%
SoftBank Corp.	21,400	286,393
Tele2 AB, B Shares	20,151	302,530
Consumer discretionary 0.3%		534,851
Household durables 0.2%
Sekisui House, Ltd.	13,600	270,956
Specialty retail 0.1%
Best Buy Company, Inc.	2,265	263,895
Consumer staples 5.8%		9,031,658
Beverages 1.3%
Keurig Dr. Pepper, Inc.	18,947	675,839
PepsiCo, Inc.	4,230	661,530
The Coca-Cola Company	11,693	658,433
Food and staples retailing 0.5%
The Kroger Company	17,506	805,801
Food products 1.4%
Archer-Daniels-Midland Company	11,155	669,300
General Mills, Inc.	11,167	645,564
Kellogg Company	5,181	327,128
The J.M. Smucker Company	5,126	633,932
Household products 1.7%
Colgate-Palmolive Company	7,948	619,547
Kimberly-Clark Corp.	4,915	677,336
The Clorox Company	3,695	620,945
The Procter & Gamble Company	4,842	689,452
22	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples (continued)
Tobacco 0.9%
Altria Group, Inc.	14,086	$707,540
British American Tobacco PLC	7,257	272,234
Imperial Brands PLC	4,775	101,262
Japan Tobacco, Inc.	13,700	265,815
Financials 4.5%		7,063,765
Banks 1.6%
BOC Hong Kong Holdings, Ltd.	86,000	260,251
Canadian Imperial Bank of Commerce	2,506	288,290
Hang Seng Bank, Ltd.	14,200	253,859
Mitsubishi UFJ Financial Group, Inc.	39,200	212,677
Mizuho Financial Group, Inc.	19,500	273,231
Royal Bank of Canada	2,862	293,992
Sumitomo Mitsui Financial Group, Inc.	3,100	106,999
The PNC Financial Services Group, Inc.	3,125	597,188
The Toronto-Dominion Bank	4,207	273,197
Capital markets 1.2%
Daiwa Securities Group, Inc.	50,500	285,679
T. Rowe Price Group, Inc.	3,278	733,846
The Blackstone Group, Inc.	6,653	836,482
Insurance 1.7%
Admiral Group PLC	6,392	317,594
Cincinnati Financial Corp.	5,590	689,806
Erie Indemnity Company, Class A	3,599	637,347
Japan Post Holdings Company, Ltd. (E)	33,800	290,502
Medibank Private, Ltd.	118,006	305,731
MS&AD Insurance Group Holdings, Inc.	9,100	294,557
Tokio Marine Holdings, Inc.	2,300	112,537
Health care 2.5%		3,976,187
Biotechnology 0.8%
AbbVie, Inc.	5,711	689,756
Amgen, Inc.	2,730	615,697
Pharmaceuticals 1.7%
GlaxoSmithKline PLC	14,374	289,142
Johnson & Johnson	3,902	675,553
Merck & Company, Inc.	8,514	649,533
Pfizer, Inc.	16,807	774,298
Sanofi	2,723	282,208
Industrials 1.2%		1,865,388
Air freight and logistics 0.4%
CH Robinson Worldwide, Inc.	7,184	646,991
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	23

	Shares	Value
Industrials (continued)
Industrial conglomerates 0.6%
3M Company	3,292	$641,084
CK Hutchison Holdings, Ltd.	37,500	273,379
Trading companies and distributors 0.2%
Mitsubishi Corp.	10,100	303,934
Information technology 2.2%		3,488,105
Communications equipment 0.5%
Cisco Systems, Inc.	12,388	731,140
IT services 0.4%
Paychex, Inc.	5,984	684,988
Semiconductors and semiconductor equipment 0.8%
Broadcom, Inc.	1,358	675,211
Texas Instruments, Inc.	3,471	662,649
Technology hardware, storage and peripherals 0.5%
NetApp, Inc.	8,255	734,117
Materials 1.7%		2,587,375
Construction materials 0.2%
Holcim, Ltd. (E)	4,393	250,320
Containers and packaging 0.8%
International Paper Company	8,156	490,094
Packaging Corp. of America	4,788	726,340
Metals and mining 0.5%
Fortescue Metals Group, Ltd.	14,756	224,959
Newmont Corp.	10,321	598,515
Paper and forest products 0.2%
UPM-Kymmene OYJ	7,294	297,147
Real estate 2.5%		3,961,835
Equity real estate investment trusts 2.2%
Crown Castle International Corp.	3,302	642,866
Daiwa House REIT Investment Corp.	96	283,529
Extra Space Storage, Inc.	3,873	723,902
Japan Real Estate Investment Corp.	45	278,106
Mapletree Logistics Trust	67,980	102,260
Mid-America Apartment Communities, Inc.	3,685	708,883
Public Storage	2,129	688,966
Real estate management and development 0.3%
CK Asset Holdings, Ltd.	40,747	265,348
Sun Hung Kai Properties, Ltd.	19,000	267,975
24	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 8.2%		$12,889,443
Electric utilities 3.5%
Alliant Energy Corp.	11,679	709,966
American Electric Power Company, Inc.	7,777	696,586
CLP Holdings, Ltd.	28,500	284,884
Endesa SA	11,278	271,148
Eversource Energy	8,025	728,108
Pinnacle West Capital Corp.	3,032	233,161
Power Assets Holdings, Ltd.	42,500	266,731
Red Electrica Corp. SA	14,616	291,495
Terna - Rete Elettrica Nazionale	36,837	291,383
The Kansai Electric Power Company, Inc.	29,700	298,463
The Southern Company	10,796	709,621
Xcel Energy, Inc.	9,797	673,544
Gas utilities 0.2%
Snam SpA	46,291	273,700
Independent power and renewable electricity producers 0.1%
Meridian Energy, Ltd.	28,895	106,721
Multi-utilities 3.8%
Algonquin Power & Utilities Corp.	16,000	808,000
Ameren Corp.	7,948	697,199
CMS Energy Corp.	11,022	706,841
Dominion Energy, Inc.	6,552	510,008
Dominion Energy, Inc.	4,500	450,270
DTE Energy Company	5,735	690,150
E.ON SE	23,790	313,875
National Grid PLC	20,586	266,264
Public Service Enterprise Group, Inc.	11,006	703,724
Sempra Energy	1,893	250,557
WEC Energy Group, Inc.	7,191	679,406
Water utilities 0.6%
Essential Utilities, Inc.	13,934	691,544

United Utilities Group PLC	19,673	286,094
Preferred securities 3.0%		$4,704,864
(Cost $4,279,239)
Communication services 0.3%		543,174
Wireless telecommunication services 0.3%
Telephone & Data Systems, Inc., 6.625%	20,125	543,174
Financials 0.2%		314,601
Banks 0.2%
Wells Fargo & Company, 7.500%	211	314,601
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	25

	Shares	Value
Industrials 0.1%		$189,780
Trading companies and distributors 0.1%
Fortress Transportation and Infrastructure Investors LLC (8.250% 6-15-26, then 5 Year CMT + 7.378%)	6,725	189,780
Information technology 0.4%		552,388
Semiconductors and semiconductor equipment 0.4%
Broadcom, Inc., 8.000%	350	552,388
Real estate 0.2%		281,227
Equity real estate investment trusts 0.2%
Pebblebrook Hotel Trust, 6.375%	10,275	281,227
Utilities 1.8%		2,823,694
Electric utilities 0.8%
American Electric Power Company, Inc., 6.125%	9,491	499,606
NextEra Energy, Inc., 6.219%	10,224	550,767
SCE Trust VI, 5.000%	10,564	263,149
Gas utilities 0.6%
Spire, Inc., 7.500%	7,643	387,882
UGI Corp., 7.250%	4,500	468,675
Multi-utilities 0.4%
DTE Energy Company, 6.250%	7,050	364,767
NiSource, Inc., 7.750%	2,800	288,848

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 5.1%				$8,118,354
(Cost $8,118,356)
Commercial paper 1.6%				2,499,644
Manhattan Asset Funding Company LLC	0.090	11-15-21	750,000	749,818
Old Line Funding LLC	0.070	10-20-21	750,000	749,903
Province of British Columbia	0.040	09-03-21	500,000	499,998
Sumitomo Mitsui Trust	0.120	11-05-21	500,000	499,925
U.S. Government 1.2%				1,999,782
U.S. Treasury Bill	0.048	12-02-21	1,000,000	999,891
U.S. Treasury Bill	0.057	12-02-21	1,000,000	999,891
U.S. Government Agency 0.5%				749,918
Federal Home Loan Bank Discount Note	0.040	11-19-21	750,000	749,918

	Yield (%)	Shares	Value
Short-term funds 1.8%			2,869,010
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(F)	2,869,010	2,869,010

26	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $148,351,852) 99.4%	$156,238,387
Other assets and liabilities, net 0.6%	879,636
Total net assets 100.0%	$157,118,023

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
MXN	Mexican Peso

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $61,120,960 or 38.9% of the fund’s net assets as of 8-31-21.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Non-income producing security.
(F)	The rate shown is the annualized seven-day yield as of 8-31-21.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	27

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	954,019	EUR	806,225	SSB	9/15/2021	$1,832	—
USD	562,131	MXN	11,320,000	SSB	9/15/2021	—	$(524)
						$1,832	$(524)
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	53.50	Sep 2021	14	1,400	$670	$(47)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	52.50	Sep 2021	14	1,400	406	(574)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	51.00	Sep 2021	14	1,400	728	(2,331)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	53.00	Sep 2021	11	1,100	373	(611)
Exchange-traded	iShares MSCI Japan ETF	USD	69.50	Sep 2021	18	1,800	1,007	(81)
Exchange-traded	iShares MSCI Japan ETF	USD	69.00	Sep 2021	18	1,800	755	(540)
Exchange-traded	iShares MSCI Japan ETF	USD	68.50	Sep 2021	18	1,800	809	(1,287)
Exchange-traded	iShares MSCI Japan ETF	USD	69.50	Sep 2021	18	1,800	576	(801)
							$5,324	$(6,272)
Puts
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	52.00	Sep 2021	64	6,400	$6,782	$(1,056)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	51.00	Sep 2021	66	6,600	5,410	(1,056)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	49.50	Sep 2021	67	6,700	5,538	(938)
Exchange-traded	iShares MSCI Emerging Markets ETF	USD	51.50	Sep 2021	65	6,500	5,390	(3,478)
Exchange-traded	iShares MSCI Japan ETF	USD	68.00	Sep 2021	24	2,400	2,615	(432)
28	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Puts (continued)
Exchange-traded	iShares MSCI Japan ETF	USD	67.50	Sep 2021	25	2,500	$2,049	$(638)
Exchange-traded	iShares MSCI Japan ETF	USD	67.00	Sep 2021	25	2,500	1,999	(788)
Exchange-traded	iShares MSCI Japan ETF	USD	68.00	Sep 2021	25	2,500	2,199	(2,000)
							$31,982	$(10,386)
							$37,306	$(16,658)

Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
CITI	FTSE 100 Index	GBP	7,225.00	Sep 2021	5	5	$177	$(72)
GSI	FTSE 100 Index	GBP	7,200.00	Sep 2021	5	5	263	(263)
GSI	FTSE 100 Index	GBP	7,225.00	Oct 2021	5	5	272	(272)
							$712	$(607)
Exchange-traded	EURO STOXX 50 Index	EUR	4,250.00	Sep 2021	3	30	629	(74)
Exchange-traded	EURO STOXX 50 Index	EUR	4,275.00	Sep 2021	3	30	699	(122)
Exchange-traded	EURO STOXX 50 Index	EUR	4,250.00	Sep 2021	3	30	683	(526)
Exchange-traded	EURO STOXX 50 Index	EUR	4,250.00	Sep 2021	3	30	761	(761)
Exchange-traded	FTSE 100 Index	GBP	7,200.00	Sep 2021	1	10	541	(437)
Exchange-traded	S&P 500 Index	USD	4,490.00	Sep 2021	3	300	8,258	(11,925)
Exchange-traded	S&P 500 Index	USD	4,510.00	Sep 2021	3	300	5,997	(10,410)
Exchange-traded	S&P 500 Index	USD	4,530.00	Sep 2021	3	300	6,447	(9,840)
Exchange-traded	S&P 500 Index	USD	4,590.00	Sep 2021	2	200	4,498	(3,340)
							$28,513	$(37,435)
Puts
CITI	FTSE 100 Index	GBP	7,100.00	Sep 2021	8	8	$1,083	$(591)
GSI	FTSE 100 Index	GBP	7,100.00	Sep 2021	9	9	1,209	(1,209)
GSI	FTSE 100 Index	GBP	7,100.00	Oct 2021	9	9	1,414	(1,414)
							$3,706	$(3,214)
Exchange-traded	EURO STOXX 50 Index	EUR	4,200.00	Sep 2021	5	50	2,954	(1,739)
Exchange-traded	EURO STOXX 50 Index	EUR	4,200.00	Sep 2021	5	50	3,280	(1,995)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	29

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Exchange-traded	EURO STOXX 50 Index	EUR	4,150.00	Sep 2021	5	50	$3,136	$(2,184)
Exchange-traded	EURO STOXX 50 Index	EUR	4,175.00	Sep 2021	5	50	3,389	(3,389)
Exchange-traded	FTSE 100 Index	GBP	7,100.00	Sep 2021	1	10	1,330	(880)
Exchange-traded	S&P 500 Index	USD	4,400.00	Sep 2021	2	200	14,278	(280)
Exchange-traded	S&P 500 Index	USD	4,440.00	Sep 2021	2	200	11,358	(2,030)
Exchange-traded	S&P 500 Index	USD	4,520.00	Sep 2021	2	200	9,658	(10,160)
							$49,383	$(22,657)
							$82,314	$(63,913)

Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
OTC	Over-the-counter
SSB	State Street Bank and Trust Company
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $148,601,795. Net unrealized appreciation aggregated to $7,557,329, of which $8,808,065 related to gross unrealized appreciation and $1,250,736 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
30	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $148,351,852)	$156,238,387
Receivable for centrally cleared swaps	99,611
Unrealized appreciation on forward foreign currency contracts	1,832
Cash	392
Foreign currency, at value (Cost $187,993)	186,488
Dividends and interest receivable	1,431,939
Receivable for investments sold	410,732
Receivable from affiliates	1,270
Other assets	17,196
Total assets	158,387,847
Liabilities
Unrealized depreciation on forward foreign currency contracts	524
Written options, at value (Premiums received $119,620)	80,571
Payable for investments purchased	935,056
Payable for fund shares repurchased	81,287
Payable to affiliates
Accounting and legal services fees	6,107
Transfer agent fees	553
Trustees’ fees	41
Other liabilities and accrued expenses	165,685
Total liabilities	1,269,824
Net assets	$157,118,023
Net assets consist of
Paid-in capital	$146,406,110
Total distributable earnings (loss)	10,711,913
Net assets	$157,118,023

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($4,537,205 ÷ 431,089 shares)[1]	$10.52
Class C ($725,242 ÷ 69,278 shares)[1]	$10.47
Class I ($506,566 ÷ 48,057 shares)	$10.54
Class R6 ($568,158 ÷ 53,859 shares)	$10.55
Class NAV ($150,780,852 ÷ 13,654,222 shares)	$11.04
Maximum offering price per share
Class A (net asset value per share ÷ 95.5%)[2]	$11.02

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	31

STATEMENT OF OPERATIONS For the year ended  8-31-21

Investment income
Interest	$5,210,412
Dividends	1,811,305
Securities lending	4,184
Less foreign taxes withheld	(58,915)
Total investment income	6,966,986
Expenses
Investment management fees	649,582
Distribution and service fees	18,124
Accounting and legal services fees	23,045
Transfer agent fees	6,640
Trustees’ fees	2,948
Custodian fees	146,211
State registration fees	69,868
Printing and postage	22,773
Professional fees	58,246
Other	16,508
Total expenses	1,013,945
Less expense reductions	(184,731)
Net expenses	829,214
Net investment income	6,137,772
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	7,899,300
Affiliated investments	(79)
Futures contracts	25,254
Forward foreign currency contracts	(62,532)
Written options	764,416
Swap contracts	(3,438)
8,622,921
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	3,977,647
Forward foreign currency contracts	40,704
Written options	45,882
4,064,233
Net realized and unrealized gain	12,687,154
Increase in net assets from operations	$18,824,926
32	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$6,137,772	$1,427,312
Net realized gain	8,622,921	102,641
Change in net unrealized appreciation (depreciation)	4,064,233	3,733,456
Increase in net assets resulting from operations	18,824,926	5,263,409
Distributions to shareholders
From earnings
Class A	(245,069)	(104,227)
Class C	(30,477)	(12,352)
Class I	(26,789)	(8,018)
Class R6	(19,571)	(5,497)
Class NAV	(8,113,451)	(631,175)
Total distributions	(8,435,357)	(761,269)
From fund share transactions	(1,548,975)	137,699,737
Total increase	8,840,594	142,201,877
Net assets
Beginning of year	148,277,429	6,075,552
End of year	$157,118,023	$148,277,429
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	33

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$9.86	$9.88	$9.67	$9.93	$9.75
Net investment income[1]	0.37	0.30	0.31	0.32	0.29
Net realized and unrealized gain (loss) on investments	0.84	(0.11)[2]	0.21	(0.24)	0.21
Total from investment operations	1.21	0.19	0.52	0.08	0.50
Less distributions
From net investment income	(0.47)	(0.21)	(0.31)	(0.34)	(0.32)
From net realized gain	(0.08)	—	—	—[3]	—[3]
Total distributions	(0.55)	(0.21)	(0.31)	(0.34)	(0.32)
Net asset value, end of period	$10.52	$9.86	$9.88	$9.67	$9.93
Total return (%)[4,5]	12.67	1.96	5.52	0.80	5.30
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$5	$5	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.59[6]	3.88[6]	2.28[6]	2.77[6]
Expenses including reductions	0.89	0.90[6]	0.62[6]	0.62[6]	0.63[6]
Net investment income	3.62	2.98	3.20	3.26	2.96
Portfolio turnover (%)	79	42	29	50	17

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
34	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$9.81	$9.85	$9.64	$9.90	$9.72
Net investment income[1]	0.29	0.23	0.24	0.25	0.22
Net realized and unrealized gain (loss) on investments	0.84	(0.11)[2]	0.21	(0.24)	0.22
Total from investment operations	1.13	0.12	0.45	0.01	0.44
Less distributions
From net investment income	(0.39)	(0.16)	(0.24)	(0.27)	(0.26)
From net realized gain	(0.08)	—	—	—[3]	—[3]
Total distributions	(0.47)	(0.16)	(0.24)	(0.27)	(0.26)
Net asset value, end of period	$10.47	$9.81	$9.85	$9.64	$9.90
Total return (%)[4,5]	11.75	1.24	4.80	0.09	4.58
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	2.30[6]	4.58[6]	2.98[6]	3.47[6]
Expenses including reductions	1.64	1.62[6]	1.32[6]	1.32[6]	1.33[6]
Net investment income	2.87	2.27	2.51	2.54	2.30
Portfolio turnover (%)	79	42	29	50	17

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	35

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$9.88	$9.89	$9.67	$9.93	$9.76
Net investment income[1]	0.40	0.33	0.34	0.36	0.32
Net realized and unrealized gain (loss) on investments	0.83	(0.11)[2]	0.22	(0.25)	0.20
Total from investment operations	1.23	0.22	0.56	0.11	0.52
Less distributions
From net investment income	(0.49)	(0.23)	(0.34)	(0.37)	(0.35)
From net realized gain	(0.08)	—	—	—[3]	—[3]
Total distributions	(0.57)	(0.23)	(0.34)	(0.37)	(0.35)
Net asset value, end of period	$10.54	$9.88	$9.89	$9.67	$9.93
Total return (%)[4]	12.83	2.28	5.94	1.11	5.51
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$—[5]	$—[5]	$—[5]	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	1.30[6]	3.60[6]	1.98[6]	2.46[6]
Expenses including reductions	0.64	0.62[6]	0.34[6]	0.32[6]	0.31[6]
Net investment income	3.87	3.29	3.50	3.59	3.32
Portfolio turnover (%)	79	42	29	50	17

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Less than $500,000.
[6]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
36	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$9.89	$9.89	$9.68	$9.94	$9.76
Net investment income[1]	0.41	0.35	0.34	0.37	0.33
Net realized and unrealized gain (loss) on investments	0.84	(0.11)[2]	0.22	(0.25)	0.21
Total from investment operations	1.25	0.24	0.56	0.12	0.54
Less distributions
From net investment income	(0.51)	(0.24)	(0.35)	(0.38)	(0.36)
From net realized gain	(0.08)	—	—	—[3]	—[3]
Total distributions	(0.59)	(0.24)	(0.35)	(0.38)	(0.36)
Net asset value, end of period	$10.55	$9.89	$9.89	$9.68	$9.94
Total return (%)[4]	12.95	2.46	5.94	1.20	5.73
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$—[5]	$—[5]	$—[5]	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.65	1.19[6]	3.48[6]	1.88[6]	2.37[6]
Expenses including reductions	0.53	0.50[6]	0.22[6]	0.22[6]	0.22[6]
Net investment income	3.99	3.45	3.53	3.69	3.42
Portfolio turnover (%)	79	42	29	50	17

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Less than $500,000.
[6]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	37

CLASS NAV SHARES Period ended	8-31-21	8-31-20[1]
Per share operating performance
Net asset value, beginning of period	$10.32	$10.00
Net investment income[2]	0.43	0.09
Net realized and unrealized gain (loss) on investments	0.88	0.28
Total from investment operations	1.31	0.37
Less distributions
From net investment income	(0.51)	(0.05)
From net realized gain	(0.08)	—
Total distributions	(0.59)	(0.05)
Net asset value, end of period	$11.04	$10.32
Total return (%)[3]	13.00	3.67[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$151	$142
Ratios (as a percentage of average net assets):
Expenses before reductions	0.64	1.17[5]
Expenses including reductions	0.52	0.49[5]
Net investment income	3.98	3.77[5]
Portfolio turnover (%)	79	42[6]

[1]	The inception date for Class NAV shares is 6-4-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The portfolio turnover is shown for the period from 9-1-19 to 8-31-20.
38	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Multi-Asset High Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide a high level of current income with consideration for capital appreciation and preservation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	39

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$2,176,878	—	$2,176,878	—
Corporate bonds	89,494,638	—	89,494,638	—
Term loans	310,639	—	310,639	—
Collateralized mortgage obligations	448,236	—	448,236	—
Asset backed securities	1,344,353	—	1,344,353	—
Common stocks	49,640,425	$36,949,315	12,691,110	—
Preferred securities	4,704,864	4,704,864	—	—
Short-term investments	8,118,354	2,869,010	5,249,344	—
Total investments in securities	$156,238,387	$44,523,189	$111,715,198	—
Derivatives:
Assets
Forward foreign currency contracts	$1,832	—	$1,832	—
Liabilities
40	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Forward foreign currency contracts	$(524)	—	$(524)	—
Written options	(80,571)	$(76,750)	(3,821)	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of August 31, 2021, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign
ANNUAL REPORT | JOHN HANCOCK Multi-Asset High Income Fund	41

currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments in companies located in certain foreign countries, such as China. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $6,484.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
42	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2021, the fund has a short-term capital loss carryforward of $4,044,252 and a long-term capital loss carryforward of $94,912 available to offset future net realized capital gains. These carryforwards do not expire.
Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$8,435,357	$761,269
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $5,866,470 of undistributed ordinary income and $1,430,194 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, contingent payment debt instruments and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible,
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by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2021, the fund used futures contracts to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held futures contracts with USD notional values ranging up to $3.2 million. There were no open futures contracts as of August 31, 2021.
44	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2021, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $1.5 million to $2.5 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended August 31, 2021, the fund used purchased options contracts to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held purchased options contracts with market values ranging up to $20,000 as measured at each quarter end. There were no open purchased options contracts as of August 31, 2021.
During the year ended August 31, 2021, the fund wrote option contracts to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held written option contracts with market values ranging from $52,000 to $115,000, as measured at each quarter end.
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Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended August 31, 2021, the fund used credit default swap contracts as the seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging up to $2.1 million. There were no open CDS contracts where the fund acted as seller as of August 31, 2021.
46	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$1,832	$(524)
Equity	Written options, at value	Written options	—	(80,571)
			$1,832	$(81,095)
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Currency	—	—	$(62,532)	—	—	$(62,532)
Credit	—	—	—	—	$(3,438)	(3,438)
Equity	$(102,884)	$25,254	—	$764,416	—	686,786
Total	$(102,884)	$25,254	$(62,532)	$764,416	$(3,438)	$620,816

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts	Written options	Total
Currency	$40,704	—	$40,704
Equity	—	$45,882	45,882
Total	$40,704	$45,882	$86,586
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
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Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).
The management fees are determined in accordance with the following schedule:
	First $5.0 billion of net assets	Excess over $5.0 billion of net assets
Assets in a fund of the Trust or JHF III	0.200%	0.175%

	First $1.5 billion of net assets	Excess over $1.5 billion of net assets
Other assets	0.420%	0.410%
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which the “Expenses” of the fund exceed 0.52% of average daily net assets. “Expenses” means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The current expense limitation agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor had contractually agreed to reduce its management fee or make payments to the fund if other expenses of the fund exceed 0.14% of average net assets. Expenses excluded from this waiver include management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class specific expenses, underlying fund expenses (acquired fund fees) and short dividend expense. The expense limitation agreement expired on December 31, 2020.
In addition, the Advisor had contractually agreed to waive its management fees so that the aggregate management fee amount retained by the Advisor, with respect to both the fund and its underlying investments, after payment of subadvisory fees for the fund did not exceed 0.45% of the fund’s average net assets. This expense limitation agreement expired on December 31, 2020.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each
48	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$5,402
Class C	770
Class I	575
Class	Expense reduction
Class R6	$539
Class NAV	177,445
Total	$184,731

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.30% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $459 for the year ended August 31, 2021. Of this amount, $54 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $405 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $71 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with
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retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$11,486	$5,289
Class C	6,638	765
Class I	—	549
Class R6	—	37
Total	$18,124	$6,640
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	38,590	$399,522	139,101	$1,352,247
Distributions reinvested	23,785	242,236	10,475	104,086
Repurchased	(117,117)	(1,188,239)	(143,455)	(1,405,860)
Net increase (decrease)	(54,742)	$(546,481)	6,121	$50,473
Class C shares
Sold	14,400	$149,217	11,927	$118,009
Distributions reinvested	2,963	30,024	1,156	11,480
Repurchased	(19,117)	(195,590)	(24,558)	(234,363)
Net decrease	(1,754)	$(16,349)	(11,475)	$(104,874)
Class I shares
Sold	1,315	$13,675	22,750	$221,017
Distributions reinvested	2,625	26,789	808	8,018
Repurchased	(3,395)	(34,057)	(6,136)	(59,312)
Net increase	545	$6,407	17,422	$169,723
50	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	35,785	$363,043	7,031	$68,941
Distributions reinvested	1,902	19,571	419	4,165
Repurchased	(8,950)	(88,928)	(4,943)	(49,824)
Net increase	28,737	$293,686	2,507	$23,282
Class NAV shares[1]
Sold	204,291	$2,176,352	13,756,654	$137,507,164
Distributions reinvested	759,701	8,113,451	62,259	631,175
Repurchased	(1,071,943)	(11,576,041)	(56,740)	(577,206)
Net increase (decrease)	(107,951)	$(1,286,238)	13,762,173	$137,561,133
Total net increase (decrease)	(135,165)	$(1,548,975)	13,776,748	$137,699,737

[1]	The inception date for Class NAV shares is 6-4-20.
Affiliates of the fund owned 100% of shares of Class R6 and Class NAV on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $114,917,258 and $117,806,812, respectively, for the year ended August 31, 2021.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 95.9% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	34.3%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	31.9%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	29.7%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
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							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	—	$2,429,543	$(2,429,464)	$(79)	—	$4,184	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
52	JOHN HANCOCK Multi-Asset High Income Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multi-Asset High Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Multi-Asset High Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31,2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
54	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor), for John Hancock Multi-Asset High Income Fund (the fund, formerly, John Hancock Income Allocation Fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments.. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
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(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its peer group median for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the fund underperformed its benchmark index for the one- and three-year periods and outperformed its benchmark index for the five-year period ended December 31, 2020. The Board took into account that certain changes were made to the Fund’s investment process in June 2020. The Board also took into account management’s discussion of the factors that contributed to the fund’s performance for the one-, three-, and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	57

Board noted that such fees include both advisory and administrative costs. The Board noted that the Advisor waived the fund’s management fee and that net total expenses for the fund are lower than the peer group median. The Board also noted that it approved a reduction to the fund’s expenses in June 2020.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
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(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that certain breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as
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appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multi-Asset High Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
64	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	65

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
66	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND	67

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
John F. Addeo, CFA
Geoffrey Kelley, CFA
Caryn E. Rothman, CFA
Nathan W. Thooft, CFA
Christopher Walsh, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
68	JOHN HANCOCK MULTI-ASSET HIGH INCOME FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multi-Asset High Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823014	448A 8/21
10/2021

Annual report
John Hancock
Emerging Markets Debt Fund
Fixed income
August 31, 2021

A message to shareholders
Dear shareholder,
While equities delivered strong gains during the 12 months ended August 31, 2021, bond market performance was mixed. Interest-rate-sensitive segments—particularly longer-term U.S. Treasuries—came under pressure from rising inflation and signals from the U.S. Federal Reserve that interest rates could rise as it begins to moderate the pace of asset purchases. Credit-oriented fixed-income investments, primarily high-yield bonds, posted stronger results thanks to improving corporate balance sheets and investors’ heightened demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Debt Fund

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
22	Financial statements
26	Financial highlights
32	Notes to financial statements
44	Report of independent registered public accounting firm
45	Tax information
46	Evaluation of advisory and subadvisory agreements by the Board of Trustees
53	Statement regarding liquidity risk management
55	Trustees and Officers
59	More information
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks total return with an emphasis on current income as well as capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The J.P. Morgan EMBI Global Index tracks the total return for traded foreign currency-denominated debt instruments in emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Emerging-market bonds delivered positive performance
Despite an uneven and gradual global economic recovery from the COVID-19 pandemic, emerging-market debt posted positive returns thanks to continued investor demand for yield in a low interest-rate environment.
The fund outperformed its benchmark
The fund produced a gain and outpaced the return of its benchmark, the J.P. Morgan EMBI Global Index.
Security selection added the most value
The fund benefited from strong security selection in many of its core markets, including Mexico, Brazil, and Indonesia.
PORTFOLIO COMPOSITION AS OF 8/31/2021 (% of net assets)

*Quasi-sovereign bonds are issued by other entities backed with sovereign guarantee where costs are borne by the entity and not the government.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	3

QUALITY COMPOSITION AS OF 8/31/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Manager’s discussion of fund performance
Can you describe the bond market environment for the emerging markets during the 12 months ended August 31, 2021?
Emerging-market debt posted positive returns. Global economic growth gradually improved during the period, supported by monetary and fiscal stimulus from the world’s central banks and the rollout of COVID-19 vaccines worldwide. While a global economic rebound was good news for emerging economies, many of which are dependent on exports and global trade, significant regional variability in vaccine distribution and economic outcomes created some headwinds.
Bond yields rose sharply in the first half of the period on expectations of a return to economic normalcy and concerns about higher inflation. Rising yields weighed on the performance of many investment-grade bonds, particularly those that have greater interest-rate sensitivity. However, emerging-market debt continued to benefit from strong investor demand for yield, which contributed to the positive returns for emerging-market bonds. Performance was positive across all emerging-market debt sectors, with high-yield bonds posting the best returns.
How did the fund perform?
The fund produced a positive return and outperformed its benchmark, the J.P. Morgan EMBI Global Index. The primary contributing factor to this outperformance was security selection in many of the fund’s core markets, including Mexico, Brazil,
TOP 10 ISSUERS AS OF 8/31/2021 (% of net assets)
Pertamina Persero PT	4.0
Petroleos Mexicanos	4.0
Republic of Turkey	3.3
Arab Republic of Egypt	2.9
Kingdom of Saudi Arabia	2.7
Republic of Ukraine	2.3
Republic of Argentina	2.1
Mexico City Airport Trust	2.1
Sultanate of Oman	2.0
Petrobras Global Finance BV	2.0
TOTAL	27.4
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 8/31/2021 (% of net assets)
Mexico	12.8
Turkey	6.5
Brazil	6.0
Indonesia	6.0
Luxembourg	5.5
Netherlands	3.9
Peru	3.0
Argentina	2.9
Dominican Republic	2.9
Egypt	2.9
TOTAL	52.4
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	5

and Indonesia. The majority of the fund’s holdings in these markets were corporate bonds, which performed well during the period, led by commodity and consumer-related companies. The fund also benefited from an emphasis on high-yield emerging-market bonds. In particular, holdings in Africa and Latin America were well positioned for the rebound in global economic growth.
On the downside, the fund’s position in Argentina sovereign bonds detracted from relative results as the country’s attempts to restructure its foreign debt with several different creditors weighed on investor sentiment. Other detractors from performance included relatively conservative security selection in Russia, as well as a lack of exposure to some high-yielding, higher-volatility countries such as Ecuador and Zambia, whose bonds rebounded from distressed prices.
How was the fund positioned at the end of the reporting period?
On a regional basis, the fund continues to hold overweight allocations in Latin America and Africa, a neutral position in emerging Europe, and underweight positions in Asia and the Middle East. We maintain a preference for higher-yielding bonds from fundamentally strong issuers poised to benefit the most from improving global economic growth.
This positioning reflects our view that improving economic growth, positive investor sentiment, and the continued global search for yield should be supportive for emerging-market debt. But we also believe that the economic recovery in emerging markets is likely to be uneven given the wide disparity in vaccine access and distribution infrastructure. As a result, we prefer to express our constructive view through selective allocations across the universe of emerging-market bonds.
MANAGED BY

Roberto D. Sanchez-Dahl, CFA
Paolo H. Valle
Elina Theodorakopoulou
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-21	as of 8-31-21
Class A	2.38	3.46	4.16	18.54	50.28	3.70	3.69
Class C1	4.87	3.56	4.05	19.09	48.69	3.15	3.14
Class I2	6.91	4.61	4.93	25.27	61.79	4.16	4.15
Class R2[1,2]	6.52	4.36	4.64	23.78	57.43	3.92	3.91
Class R6[1,2]	6.92	4.70	4.85	25.79	60.59	4.28	4.27
Class NAV[1,2]	6.93	4.72	4.95	25.91	62.11	4.28	4.27
Index††	4.20	4.05	5.23	21.96	66.57	—	—
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.20	1.90	0.90	1.28	0.78	0.77
Net (%)	1.19	1.89	0.89	1.27	0.77	0.76
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the J.P. Morgan EMBI Global Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Debt Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the J.P. Morgan EMBI Global Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-11	14,869	14,869	16,657
Class I2	8-31-11	16,179	16,179	16,657
Class R2[1,2]	8-31-11	15,743	15,743	16,657
Class R6[1,2]	8-31-11	16,059	16,059	16,657
Class NAV[1,2]	8-31-11	16,211	16,211	16,657
The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The J.P. Morgan EMBI Global Index tracks the total return for traded foreign currency-denominated debt instruments in emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class R2 and Class R6 shares were first offered on 3-27-15. Class C and Class NAV shares were first offered on 8-28-14 and 6-20-13, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,039.10	$5.91	1.15%
	Hypothetical example	1,000.00	1,019.40	5.85	1.15%
Class C	Actual expenses/actual returns	1,000.00	1,035.40	9.54	1.86%
	Hypothetical example	1,000.00	1,015.80	9.45	1.86%
Class I	Actual expenses/actual returns	1,000.00	1,040.50	4.42	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%
Class R2	Actual expenses/actual returns	1,000.00	1,038.00	5.91	1.15%
	Hypothetical example	1,000.00	1,019.40	5.85	1.15%
Class R6	Actual expenses/actual returns	1,000.00	1,040.10	3.86	0.75%
	Hypothetical example	1,000.00	1,021.40	3.82	0.75%
Class NAV	Actual expenses/actual returns	1,000.00	1,040.10	3.81	0.74%
	Hypothetical example	1,000.00	1,021.50	3.77	0.74%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-21
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 38.9%					$466,237,811
(Cost $462,742,779)
Angola 0.3%					3,129,600
Republic of Angola
Bond (A)	9.125	11-26-49		3,000,000	3,129,600
Argentina 2.7%					32,314,063
Provincia de Buenos Aires
Bond (A)(B)	7.875	06-15-27		3,850,000	2,074,188
Bond (A)(B)	9.950	06-09-21		5,600,000	3,127,600
Provincia de Rio Negro
Bond (2.750% to 9-10-21, then 4.875% to 9-10-22, then 6.625% to 9-10-23, then 6.875% thereafter) (A)	2.750	03-10-28		2,462,111	1,538,844
Republic of Argentina
Bond (0.500% to 7-9-23, then 0.750% to 7-9-27, then 1.750% thereafter)	0.500	07-09-30		9,390,259	3,664,173
Bond (1.125% to 7-9-22, then 1.500% to 7-9-23, then 3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.375% to 7-9-28, then 5.000% thereafter)	1.125	07-09-46		4,300,000	1,514,030
Bond (1.125% to 7-9-22, then 1.500% to 7-9-23, then 3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter)	1.125	07-09-35		27,207,840	9,495,808
Bond (2.000% to 7-9-22, then 3.875% to 7-9-23, then 4.250% to 7-9-24, then 5.000% thereafter)	2.000	01-09-38		26,540,579	10,899,420
Armenia 0.3%					3,799,680
Republic of Armenia
Bond (A)	3.600	02-02-31		4,000,000	3,799,680
Bahrain 1.6%					19,254,540
Kingdom of Bahrain
Bond (A)	5.250	01-25-33		6,000,000	5,775,840
Bond (A)	7.000	10-12-28		3,450,000	3,799,950
Bond (A)	7.375	05-14-30		8,700,000	9,678,750
Brazil 1.8%					21,887,357
Federative Republic of Brazil
Bond	5.625	01-07-41		4,300,000	4,573,652
Note	10.000	01-01-27	BRL	88,000,000	17,313,705
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	11

	Rate (%)	Maturity date		Par value^	Value
China 0.5%					$5,486,268
People’s Republic of China
Bond	3.020	10-22-25	CNY	35,000,000	5,486,268
Colombia 1.2%					14,816,358
Republic of Colombia
Bond	3.125	04-15-31		7,770,000	7,591,368
Bond	5.000	06-15-45		6,900,000	7,224,990
Costa Rica 0.1%					1,022,200
Republic of Costa Rica
Bond	4.250	01-26-23		1,000,000	1,022,200
Dominican Republic 1.9%					22,997,854
Government of Dominican Republic
Bond (A)	5.300	01-21-41		5,000,000	5,100,050
Bond (A)	5.875	01-30-60		5,350,000	5,443,679
Bond (A)	5.950	01-25-27		1,500,000	1,698,750
Bond	5.950	01-25-27		900,000	1,019,250
Bond	6.850	01-27-45		5,800,000	6,655,500
Bond (A)	6.875	01-29-26		2,650,000	3,080,625
Egypt 2.9%					34,624,183
Arab Republic of Egypt
Bond (A)	3.875	02-16-26		5,000,000	4,900,000
Bond (A)(C)	5.875	06-11-25		3,000,000	3,200,938
Bond (A)	7.500	01-31-27		3,700,000	4,121,369
Bond (A)	7.903	02-21-48		9,200,000	9,132,840
Bond	7.903	02-21-48		2,000,000	1,985,400
Bond	8.500	01-31-47		4,600,000	4,826,136
Bond (A)	8.875	05-29-50		6,000,000	6,457,500
El Salvador 0.4%					4,700,000
Republic of El Salvador
Bond	9.500	07-15-52		5,000,000	4,700,000
Georgia 0.1%					1,018,580
Republic of Georgia
Bond (A)	2.750	04-22-26		1,000,000	1,018,580
Ghana 1.1%					12,901,193
Republic of Ghana
Bond	7.625	05-16-29		3,275,000	3,273,194
Bond (A)	7.875	02-11-35		1,200,000	1,153,608
Bond	8.125	01-18-26		3,150,000	3,281,345
Bond	8.950	03-26-51		5,300,000	5,193,046
Honduras 0.1%					1,165,500
Republic of Honduras
Bond (A)	6.250	01-19-27		1,050,000	1,165,500
12	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Indonesia 0.9%					$10,657,088
Republic of Indonesia
Bond (A)	4.750	01-08-26		6,350,000	7,263,609
Bond	6.625	02-17-37		2,421,000	3,393,479
Iraq 0.8%					9,055,368
Republic of Iraq
Bond	5.800	01-15-28		8,188,375	7,840,369
Bond (A)	6.752	03-09-23		1,200,000	1,214,999
Ivory Coast 0.8%					10,045,895
Republic of Ivory Coast
Bond (A)	4.875	01-30-32	EUR	8,350,000	10,045,895
Kenya 0.6%					6,934,974
Republic of Kenya
Bond (A)	8.000	05-22-32		3,000,000	3,427,386
Bond (A)	8.250	02-28-48		3,100,000	3,507,588
Mexico 0.7%					8,762,960
Government of Mexico
Bond	4.600	01-23-46		8,000,000	8,762,960
Morocco 0.5%					6,040,580
Kingdom of Morocco
Bond (A)	4.000	12-15-50		6,500,000	6,040,580
Namibia 0.3%					3,653,740
Republic of Namibia
Bond (A)	5.250	10-29-25		3,400,000	3,653,740
Nigeria 1.5%					17,953,075
Federal Republic of Nigeria
Bond	7.625	11-28-47		2,550,000	2,569,125
Bond (A)	7.696	02-23-38		2,600,000	2,662,920
Bond (A)	7.875	02-16-32		2,000,000	2,148,763
Bond	7.875	02-16-32		4,500,000	4,834,717
Bond	9.248	01-21-49		5,000,000	5,737,550
Oman 2.0%					24,607,907
Sultanate of Oman
Bond	5.625	01-17-28		6,000,000	6,353,219
Bond	6.750	01-17-48		11,500,000	11,744,375
Bond (A)	7.000	01-25-51		6,250,000	6,510,313
Pakistan 0.3%					4,088,482
Republic of Pakistan
Bond (A)	6.875	12-05-27		4,000,000	4,088,482
Panama 0.5%					5,563,883
Republic of Panama
Bond	6.700	01-26-36		3,050,000	4,182,343
Bond	8.875	09-30-27		1,000,000	1,381,540
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	13

	Rate (%)	Maturity date		Par value^	Value
Philippines 0.8%					$9,790,632
Republic of the Philippines
Bond	3.950	01-20-40		8,600,000	9,790,632
Qatar 2.0%					23,614,766
State of Qatar
Bond	4.500	04-23-28		4,100,000	4,833,525
Bond (A)	4.817	03-14-49		10,000,000	13,059,440
Bond (A)	5.103	04-23-48		4,250,000	5,721,801
Saudi Arabia 2.7%					32,194,651
Kingdom of Saudi Arabia
Bond (A)	5.250	01-16-50		18,650,000	24,549,592
CPI Linked Bond (A)	2.250	02-02-33		7,760,000	7,645,059
Senegal 0.3%					3,334,628
Republic of Senegal
Bond (A)	6.250	05-23-33		1,600,000	1,721,098
Bond	6.250	05-23-33		1,500,000	1,613,530
Serbia 0.1%					1,254,518
Republic of Serbia
Bond (A)	2.125	12-01-30		1,300,000	1,254,518
South Africa 1.7%					20,240,521
Republic of South Africa
Bond	4.300	10-12-28		3,300,000	3,405,905
Bond	8.000	01-31-30	ZAR	256,173,733	16,834,616
Sri Lanka 0.4%					4,781,250
Republic of Sri Lanka
Bond	6.750	04-18-28		7,500,000	4,781,250
Turkey 4.1%					49,320,551
Istanbul Metropolitan Municipality
Bond (A)(C)	6.375	12-09-25		8,150,000	8,248,615
Republic of Turkey
Bond	4.250	04-14-26		9,000,000	8,786,446
Bond	5.875	06-26-31		10,000,000	9,949,600
Bond	5.950	01-15-31		5,000,000	5,010,040
Bond	6.000	01-14-41		18,650,000	17,325,850
Ukraine 2.3%					28,129,676
Republic of Ukraine
Bond (A)	7.304	03-15-33		22,800,000	24,144,926
GDP-Linked Bond	1.258	05-31-40		3,500,000	3,984,750
Uzbekistan 0.6%					7,095,290
Republic of Uzbekistan
Bond (A)	3.700	11-25-30		2,700,000	2,672,730

Bond (A)	5.375	02-20-29		4,000,000	4,422,560
14	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Corporate bonds 54.1%				$648,035,183
(Cost $608,724,421)
Argentina 0.2%				2,745,100
Telecom Argentina SA (A)(C)	8.000	07-18-26	2,830,000	2,745,100
Austria 0.4%				5,046,680
Klabin Austria GmbH (A)	7.000	04-03-49	4,000,000	5,046,680
Bermuda 0.4%				4,360,000
Investment Energy Resources, Ltd. (A)(C)	6.250	04-26-29	4,000,000	4,360,000
Brazil 4.2%				50,388,024
Globo Comunicacao e Participacoes SA (A)	4.875	01-22-30	6,900,000	7,058,769
MC Brazil Downstream Trading SARL (A)	7.250	06-30-31	6,000,000	6,244,200
Odebrecht Holdco Finance, Ltd. (D)	9.784	09-10-58	1,396,835	6,984
Odebrecht Holdco Finance, Ltd. (A)(D)	9.784	09-10-58	1,671,394	8,357
Odebrecht Offshore Drilling Finance, Ltd. (A)	6.720	12-01-22	182,253	180,430
Odebrecht Offshore Drilling Finance, Ltd. (1.000% Cash and 6.720% PIK) (A)	7.720	12-01-26	1,991,035	477,848
Odebrecht Oil & Gas Finance, Ltd., Zero Coupon (A)(E)	0.000	10-01-21	253,378	1,264
Petrobras Global Finance BV	5.093	01-15-30	7,122,000	7,787,907
Petrobras Global Finance BV	5.600	01-03-31	7,600,000	8,540,044
Petrobras Global Finance BV	6.850	06-05-15	7,376,000	8,174,784
Vale Overseas, Ltd.	3.750	07-08-30	3,000,000	3,197,850
Vale Overseas, Ltd.	6.875	11-21-36	6,210,000	8,709,587
Cayman Islands 0.4%				5,117,001
Latam Finance, Ltd. (A)(B)(C)	7.000	03-01-26	5,350,000	4,864,434
OEC Finance, Ltd. (5.250% Cash or 0.000% PIK)	5.250	12-27-33	1,182,115	116,746
OEC Finance, Ltd. (7.500% Cash or 10.500% PIK) (A)(E)	7.500	10-01-21	1,429,690	135,821
Chile 1.0%				12,105,330
Colbun SA	3.950	10-11-27	4,000,000	4,380,040
Enel Americas SA	4.000	10-25-26	4,000,000	4,354,040
Sociedad Quimica y Minera de Chile SA (A)	4.250	05-07-29	3,000,000	3,371,250
Colombia 1.6%				18,688,499
Ecopetrol SA	5.875	05-28-45	9,700,000	10,400,874
Empresas Publicas de Medellin ESP (A)	4.250	07-18-29	2,300,000	2,296,550
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	15

	Rate (%)	Maturity date	Par value^	Value
Colombia (continued)
Grupo Energia Bogota SA ESP (A)(C)	4.875	05-15-30	2,200,000	$2,487,540
Promigas SA ESP (A)	3.750	10-16-29	3,500,000	3,503,535
Costa Rica 0.8%				9,744,750
Instituto Costarricense de Electricidad	6.375	05-15-43	10,980,000	9,744,750
Dominican Republic 1.0%				11,931,020
Aeropuertos Dominicanos Siglo XXI SA (A)	6.750	03-30-29	4,150,000	4,305,542
Aeropuertos Dominicanos Siglo XXI SA	6.750	03-30-29	7,350,000	7,625,478
Hong Kong 0.5%				5,450,711
Sinochem Overseas Capital Company, Ltd.	6.300	11-12-40	4,000,000	5,450,711
India 2.7%				32,332,716
Adani Ports & Special Economic Zone, Ltd. (A)	3.100	02-02-31	4,500,000	4,372,300
Adani Ports & Special Economic Zone, Ltd. (A)	4.200	08-04-27	4,100,000	4,350,784
Adani Ports & Special Economic Zone, Ltd. (A)	4.375	07-03-29	3,500,000	3,732,276
Shriram Transport Finance Company, Ltd. (A)	4.400	03-13-24	5,700,000	5,756,886
Shriram Transport Finance Company, Ltd. (A)	5.100	07-16-23	4,000,000	4,090,000
Vedanta Resources, Ltd. (A)(C)	6.375	07-30-22	2,990,000	2,987,010
Vedanta Resources, Ltd.	7.125	05-31-23	3,020,000	2,987,535
Vedanta Resources, Ltd. (A)	7.125	05-31-23	4,100,000	4,055,925
Indonesia 5.1%				61,149,370
Chandra Asri Petrochemical Tbk PT (A)	4.950	11-08-24	2,000,000	2,033,265
Chandra Asri Petrochemical Tbk PT	4.950	11-08-24	4,000,000	4,066,530
Cikarang Listrindo Tbk PT (A)	4.950	09-14-26	7,750,000	7,928,250
Pertamina Persero PT (A)	4.700	07-30-49	7,000,000	7,796,623
Pertamina Persero PT	6.000	05-03-42	8,200,000	10,232,656
Pertamina Persero PT (A)	6.000	05-03-42	14,300,000	17,844,754
Pertamina Persero PT (A)	6.450	05-30-44	8,500,000	11,247,292
Luxembourg 5.5%				66,361,469
Atento Luxco 1 SA (A)	8.000	02-10-26	7,000,000	7,702,100
Gazprom Neft OAO	6.000	11-27-23	3,700,000	4,081,995
Hidrovias International Finance SARL (A)	4.950	02-08-31	6,000,000	6,040,440
Kenbourne Invest SA (A)	4.700	01-22-28	6,800,000	6,886,836
16	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Luxembourg (continued)
Kenbourne Invest SA (A)	6.875	11-26-24	4,000,000	$4,234,840
Klabin Finance SA (A)(C)	4.875	09-19-27	5,800,000	6,445,250
Millicom International Cellular SA (A)	4.500	04-27-31	300,000	312,750
Millicom International Cellular SA (A)	5.125	01-15-28	5,220,000	5,441,850
Millicom International Cellular SA (A)(C)	6.625	10-15-26	450,000	473,625
Petrorio Luxembourg Sarl (A)	6.125	06-09-26	8,750,000	8,977,500
Rede D’or Finance Sarl (A)	4.500	01-22-30	4,265,000	4,350,300
Russian Agricultural Bank OJSC	8.500	10-16-23	3,750,000	4,232,543
Simpar Europe SA (A)	5.200	01-26-31	7,000,000	7,181,440
Mauritius 1.2%				14,954,075
HTA Group, Ltd. (A)	7.000	12-18-25	4,900,000	5,177,634
MTN Mauritius Investments, Ltd. (A)	4.755	11-11-24	5,950,000	6,308,000
MTN Mauritius Investments, Ltd.	6.500	10-13-26	3,000,000	3,468,441
Mexico 12.1%				144,426,236
Alpek SAB de CV (A)	4.250	09-18-29	2,000,000	2,201,600
Banco Mercantil del Norte SA (7.500% to 6-27-29, then 10 Year CMT + 5.470%) (A)(E)	7.500	06-27-29	2,200,000	2,490,400
Cemex SAB de CV (A)	3.875	07-11-31	7,750,000	7,972,890
Credito Real SAB de CV (A)(C)	9.500	02-07-26	10,000,000	9,700,100
Credito Real SAB de CV (9.125% to 11-29-22, then 5 Year CMT + 7.026%) (E)	9.125	11-29-22	3,500,000	2,644,250
Cydsa SAB de CV	6.250	10-04-27	943,000	995,714
Cydsa SAB de CV (A)	6.250	10-04-27	7,600,000	8,024,840
Industrias Penoles SAB de CV (A)	5.650	09-12-49	5,600,000	7,138,656
Infraestructura Energetica Nova SAB de CV (A)	4.750	01-15-51	5,700,000	5,920,875
Infraestructura Energetica Nova SAB de CV (A)	4.875	01-14-48	2,800,000	2,926,000
Metalsa SA de CV (A)	3.750	05-04-31	3,500,000	3,430,000
Mexico City Airport Trust	3.875	04-30-28	6,000,000	6,325,560
Mexico City Airport Trust (A)	5.500	10-31-46	7,100,000	7,435,404
Mexico City Airport Trust	5.500	07-31-47	4,000,000	4,160,000
Mexico City Airport Trust (A)	5.500	07-31-47	6,900,000	7,176,000
Petroleos Mexicanos	6.500	03-13-27	5,300,000	5,601,014
Petroleos Mexicanos	6.625	06-15-35	10,880,000	10,535,430
Petroleos Mexicanos	7.690	01-23-50	32,000,000	30,552,637
Trust Fibra Uno (A)	6.950	01-30-44	6,600,000	8,269,866
Unifin Financiera SAB de CV (A)(C)	8.375	01-27-28	11,500,000	10,925,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	17

	Rate (%)	Maturity date	Par value^	Value
Mongolia 0.3%				$3,650,000
Mongolian Mining Corp. Resources LLC (A)	9.250	04-15-24	4,000,000	3,650,000
Netherlands 3.9%				46,564,484
Braskem Netherlands Finance BV (A)	4.500	01-10-28	11,150,000	12,094,405
Kazakhstan Temir Zholy Finance BV	6.950	07-10-42	4,600,000	6,426,660
Metinvest BV	7.750	10-17-29	6,500,000	7,259,357
Prosus NV (A)	4.027	08-03-50	8,870,000	8,362,688
VEON Holdings BV (A)(C)	4.950	06-16-24	4,350,000	4,681,775
VEON Holdings BV (A)	7.250	04-26-23	1,800,000	1,937,052
VEON Holdings BV	7.250	04-26-23	5,392,000	5,802,547
Panama 0.7%				8,803,923
AES Panama Generation Holdings SRL (A)	4.375	05-31-30	3,500,000	3,638,250
Banco General SA (A)	4.125	08-07-27	4,750,000	5,165,673
Paraguay 0.2%				2,628,125
Telefonica Celular del Paraguay SA (A)	5.875	04-15-27	2,500,000	2,628,125
Peru 3.0%				35,538,968
ABY Transmision Sur SA (A)	6.875	04-30-43	6,020,625	7,789,244
Banco BBVA Peru SA (5.250% to 9-22-24, then 5 Year CMT + 2.750%) (A)(C)	5.250	09-22-29	2,300,000	2,429,398
Cia de Minas Buenaventura SAA (A)	5.500	07-23-26	4,000,000	3,947,640
InRetail Consumer (A)	3.250	03-22-28	6,000,000	6,006,000
Kallpa Generacion SA (A)(C)	4.875	05-24-26	2,890,000	3,077,995
Petroleos del Peru SA (A)	5.625	06-19-47	6,180,000	6,445,771
Volcan Cia Minera SAA (A)(C)	4.375	02-11-26	6,000,000	5,842,920
Singapore 1.8%				21,073,789
LLPL Capital Pte, Ltd. (A)	6.875	02-04-39	6,456,240	7,594,152
Medco Bell Pte, Ltd. (A)	6.375	01-30-27	6,800,000	6,914,512
Medco Oak Tree Pte, Ltd. (A)	7.375	05-14-26	6,100,000	6,565,125
Thailand 0.6%				7,628,086
PTTEP Canada International Finance, Ltd. (A)	6.350	06-12-42	2,600,000	3,680,976
Thaioil Treasury Center Company, Ltd. (A)	3.750	06-18-50	2,000,000	1,865,140
Thaioil Treasury Center Company, Ltd. (A)(C)	5.375	11-20-48	1,800,000	2,081,970
18	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Togo 0.4%				$4,701,514
Banque Ouest Africaine de Developpement (A)(C)	5.000	07-27-27	4,200,000	4,701,514
Turkey 2.4%				28,634,560
TC Ziraat Bankasi AS (A)	5.375	03-02-26	6,000,000	5,976,900
Turkcell Iletisim Hizmetleri AS (A)(C)	5.750	10-15-25	5,500,000	5,921,410
Turkiye Ihracat Kredi Bankasi AS	6.125	05-03-24	16,000,000	16,736,250
United Kingdom 1.3%				15,005,025
Liquid Telecommunications Financing PLC (A)	5.500	09-04-26	6,000,000	6,226,200
MARB BondCo PLC (A)	3.950	01-29-31	9,000,000	8,778,825
United States 1.7%				20,697,466
ATP Tower Holdings LLC (A)(C)	4.050	04-27-26	2,000,000	2,042,280
JBS USA Food Company (A)	5.750	01-15-28	4,170,000	4,402,686
JBS USA Food Company (A)	7.000	01-15-26	3,800,000	3,994,750
Sasol Financing USA LLC	5.500	03-18-31	9,700,000	10,257,750
Virgin Islands, British 0.7%				8,308,262
State Grid Overseas Investment 2014, Ltd.	4.850	05-07-44	6,235,000	8,308,262

	Shares	Value
Common stocks 0.0%		$343,218
(Cost $5,909,631)
Canada 0.0%		343,218
Frontera Energy Corp. (F)	62,290	343,218

	Yield (%)	Shares	Value
Short-term investments 3.7%			$43,855,044
(Cost $43,845,605)
Short-term funds 3.7%			43,855,044
John Hancock Collateral Trust (G)	0.0356(H)	4,382,393	43,855,044

Total investments (Cost $1,121,222,436) 96.7%	$1,158,471,256
Other assets and liabilities, net 3.3%	39,727,021
Total net assets 100.0%	$1,198,198,277

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
EUR	Euro
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	19

ZAR	South African Rand

Security Abbreviations and Legend
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $648,272,762 or 54.1% of the fund’s net assets as of 8-31-21.
(B)	Non-income producing - Issuer is in default.
(C)	All or a portion of this security is on loan as of 8-31-21.
(D)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Non-income producing security.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(H)	The rate shown is the annualized seven-day yield as of 8-31-21.
20	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	359	Short	Dec 2021	$(47,740,737)	$(47,898,453)	$(157,716)
						$(157,716)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
MSI	People’s Republic of China	10,000,000	USD	$10,000,000	1.000%	Quarterly	Jun 2026	$(289,868)	$(50,549)	$(340,417)
MSI	People’s Republic of China	20,000,000	USD	20,000,000	1.000%	Quarterly	Jun 2026	(555,544)	(125,289)	(680,833)
				$30,000,000				$(845,412)	$(175,838)	$(1,021,250)

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $1,124,128,945. Net unrealized appreciation aggregated to $33,163,345, of which $70,423,944 related to gross unrealized appreciation and $37,260,599 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	21

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $1,077,376,831) including $42,920,679 of securities loaned	$1,114,616,212
Affiliated investments, at value (Cost $43,845,605)	43,855,044
Total investments, at value (Cost $1,121,222,436)	1,158,471,256
Receivable for futures variation margin	39,278
Cash	69,103,851
Collateral held at broker for futures contracts	950,000
Collateral segregated at custodian for OTC derivative contracts	990,000
Interest receivable	13,914,139
Receivable for fund shares sold	457,129
Receivable for securities lending income	48,515
Other assets	78,331
Total assets	1,244,052,499
Liabilities
Swap contracts, at value (net unamortized upfront payment of $(845,412))	1,021,250
Distributions payable	21,667
Payable for fund shares repurchased	727,531
Payable upon return of securities loaned	43,853,325
Payable to affiliates
Accounting and legal services fees	45,638
Transfer agent fees	1,897
Trustees’ fees	305
Other liabilities and accrued expenses	182,609
Total liabilities	45,854,222
Net assets	$1,198,198,277
Net assets consist of
Paid-in capital	$1,206,919,458
Total distributable earnings (loss)	(8,721,181)
Net assets	$1,198,198,277

22	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 8-31-21  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($2,321,808 ÷ 245,736 shares)[1]	$9.45
Class C ($413,122 ÷ 43,773 shares)[1]	$9.44
Class I ($17,907,682 ÷ 1,893,792 shares)	$9.46
Class R2 ($48,057 ÷ 5,088 shares)	$9.45
Class R6 ($2,793,281 ÷ 295,751 shares)	$9.44
Class NAV ($1,174,714,327 ÷ 124,391,329 shares)	$9.44
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.84

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	23

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Interest	$59,079,723
Securities lending	282,977
Less foreign taxes withheld	(57,401)
Total investment income	59,305,299
Expenses
Investment management fees	7,885,631
Distribution and service fees	12,996
Accounting and legal services fees	163,940
Transfer agent fees	20,178
Trustees’ fees	19,965
Custodian fees	241,747
State registration fees	79,426
Printing and postage	32,923
Professional fees	123,600
Other	43,644
Total expenses	8,624,050
Less expense reductions	(95,660)
Net expenses	8,528,390
Net investment income	50,776,909
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(24,446,840)
Affiliated investments	(7,720)
Futures contracts	898,045
Forward foreign currency contracts	(1,600,020)
Swap contracts	(48,612)
(25,205,147)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	48,481,015
Affiliated investments	9,439
Futures contracts	(157,716)
Forward foreign currency contracts	630,261
Swap contracts	(175,838)
48,787,161
Net realized and unrealized gain	23,582,014
Increase in net assets from operations	$74,358,923
24	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$50,776,909	$50,924,765
Net realized gain (loss)	(25,205,147)	3,659,115
Change in net unrealized appreciation (depreciation)	48,787,161	(8,837,373)
Increase in net assets resulting from operations	74,358,923	45,746,507
Distributions to shareholders
From earnings
Class A	(97,346)	(99,918)
Class C	(14,999)	(20,576)
Class I	(580,684)	(566,369)
Class R2	(4,732)	(5,577)
Class R4[1]	—	(394)
Class R6	(133,430)	(147,357)
Class NAV	(46,954,529)	(43,750,937)
From tax return of capital
Class A	—	(15,192)
Class C	—	(3,128)
Class I	—	(86,110)
Class R2	—	(848)
Class R4[1]	—	(60)
Class R6	—	(22,404)
Class NAV	—	(6,651,855)
Total distributions	(47,785,720)	(51,370,725)
From fund share transactions	136,292,122	(49,390,191)
Total increase (decrease)	162,865,325	(55,014,409)
Net assets
Beginning of year	1,035,332,952	1,090,347,361
End of year	$1,198,198,277	$1,035,332,952

[1]	Class R4 shares were fully redeemed on 10-29-19.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	25

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$9.21	$9.33	$8.86	$9.87	$9.69
Net investment income[1]	0.37	0.41	0.43	0.41	0.46
Net realized and unrealized gain (loss) on investments	0.23	(0.11)	0.48	(0.96)	0.23
Total from investment operations	0.60	0.30	0.91	(0.55)	0.69
Less distributions
From net investment income	(0.36)	(0.36)	(0.44)	(0.46)	(0.51)
From tax return of capital	—	(0.06)	—	—	—
Total distributions	(0.36)	(0.42)	(0.44)	(0.46)	(0.51)
Net asset value, end of period	$9.45	$9.21	$9.33	$8.86	$9.87
Total return (%)[2,3]	6.61	3.36	10.52	(5.75)	7.54
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$3	$2	$3	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.20	1.19	1.18	1.21
Expenses including reductions	1.17	1.19	1.18	1.17	1.20
Net investment income	4.01	4.54	4.78	4.34	4.82
Portfolio turnover (%)	18	24	7	23	20

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
26	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$9.20	$9.32	$8.85	$9.86	$9.67
Net investment income[1]	0.31	0.35	0.37	0.35	0.39
Net realized and unrealized gain (loss) on investments	0.22	(0.12)	0.48	(0.96)	0.25
Total from investment operations	0.53	0.23	0.85	(0.61)	0.64
Less distributions
From net investment income	(0.29)	(0.30)	(0.38)	(0.40)	(0.45)
From tax return of capital	—	(0.05)	—	—	—
Total distributions	(0.29)	(0.35)	(0.38)	(0.40)	(0.45)
Net asset value, end of period	$9.44	$9.20	$9.32	$8.85	$9.86
Total return (%)[2,3]	5.87	2.65	9.76	(6.40)	6.68
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.90	1.89	1.88	1.90
Expenses including reductions	1.87	1.89	1.88	1.87	1.90
Net investment income	3.32	3.85	4.09	3.68	4.05
Portfolio turnover (%)	18	24	7	23	20

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	27

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$9.22	$9.34	$8.86	$9.88	$9.70
Net investment income[1]	0.41	0.44	0.46	0.44	0.48
Net realized and unrealized gain (loss) on investments	0.21	(0.12)	0.49	(0.97)	0.24
Total from investment operations	0.62	0.32	0.95	(0.53)	0.72
Less distributions
From net investment income	(0.38)	(0.38)	(0.47)	(0.49)	(0.54)
From tax return of capital	—	(0.06)	—	—	—
Total distributions	(0.38)	(0.44)	(0.47)	(0.49)	(0.54)
Net asset value, end of period	$9.46	$9.22	$9.34	$8.86	$9.88
Total return (%)[2]	6.91	3.67	10.95	(5.56)	7.87
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$14	$15	$14	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.90	0.90	0.89	0.89
Expenses including reductions	0.87	0.89	0.89	0.88	0.89
Net investment income	4.36	4.83	5.06	4.64	5.01
Portfolio turnover (%)	18	24	7	23	20

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
28	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$9.21	$9.32	$8.85	$9.87	$9.69
Net investment income[1]	0.38	0.42	0.44	0.42	0.48
Net realized and unrealized gain (loss) on investments	0.22	(0.11)	0.48	(0.97)	0.23
Total from investment operations	0.60	0.31	0.92	(0.55)	0.71
Less distributions
From net investment income	(0.36)	(0.36)	(0.45)	(0.47)	(0.53)
From tax return of capital	—	(0.06)	—	—	—
Total distributions	(0.36)	(0.42)	(0.45)	(0.47)	(0.53)
Net asset value, end of period	$9.45	$9.21	$9.32	$8.85	$9.87
Total return (%)[2]	6.52	3.49	10.62	(5.75)	7.70
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.18	1.12	1.08	1.06
Expenses including reductions	1.15	1.17	1.11	1.07	1.06
Net investment income	4.04	4.60	4.85	4.40	5.02
Portfolio turnover (%)	18	24	7	23	20

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	29

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$9.21	$9.33	$8.85	$9.87	$9.69
Net investment income[1]	0.41	0.45	0.48	0.46	0.48
Net realized and unrealized gain (loss) on investments	0.21	(0.12)	0.47	(0.98)	0.25
Total from investment operations	0.62	0.33	0.95	(0.52)	0.73
Less distributions
From net investment income	(0.39)	(0.39)	(0.47)	(0.50)	(0.55)
From tax return of capital	—	(0.06)	—	—	—
Total distributions	(0.39)	(0.45)	(0.47)	(0.50)	(0.55)
Net asset value, end of period	$9.44	$9.21	$9.33	$8.85	$9.87
Total return (%)[2]	6.92	3.79	11.05	(5.48)	7.99
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$4	$3	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.78	0.79	0.79	0.80
Expenses including reductions	0.76	0.78	0.78	0.78	0.79
Net investment income	4.44	4.96	5.22	4.83	5.04
Portfolio turnover (%)	18	24	7	23	20

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
30	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$9.21	$9.33	$8.85	$9.87	$9.69
Net investment income[1]	0.42	0.45	0.47	0.45	0.50
Net realized and unrealized gain (loss) on investments	0.20	(0.11)	0.49	(0.97)	0.24
Total from investment operations	0.62	0.34	0.96	(0.52)	0.74
Less distributions
From net investment income	(0.39)	(0.40)	(0.48)	(0.50)	(0.56)
From tax return of capital	—	(0.06)	—	—	—
Total distributions	(0.39)	(0.46)	(0.48)	(0.50)	(0.56)
Net asset value, end of period	$9.44	$9.21	$9.33	$8.85	$9.87
Total return (%)[2]	6.93	3.80	11.10	(5.46)	8.00
Ratios and supplemental data
Net assets, end of period (in millions)	$1,175	$1,014	$1,069	$840	$797
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.77	0.77	0.77	0.79
Expenses including reductions	0.75	0.76	0.77	0.77	0.78
Net investment income	4.49	4.97	5.21	4.79	5.28
Portfolio turnover (%)	18	24	7	23	20

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	31

Notes to financial statements
Note 1—Organization
John Hancock Emerging Markets Debt Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return with an emphasis on current income as well as capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
32	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$466,237,811	—	$466,237,811	—
Corporate bonds	648,035,183	—	648,035,183	—
Common stocks	343,218	$343,218	—	—
Short-term investments	43,855,044	43,855,044	—	—
Total investments in securities	$1,158,471,256	$44,198,262	$1,114,272,994	—
Derivatives:
Liabilities
Futures	$(157,716)	$(157,716)	—	—
Swap contracts	(1,021,250)	—	$(1,021,250)	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	33

collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2021, the fund loaned securities valued at $42,920,679 and received $43,853,325 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a
34	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $10,677.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2021, the fund has a short-term capital loss carryforward of $7,672,245 and a long-term capital loss carryforward of $34,188,064 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$47,785,720	$44,591,128
Return of capital	—	6,779,597
Total	$47,785,720	$51,370,725
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and amortization and accretion of debt securities.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	35

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the
36	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2021, the fund used futures contracts to manage duration of the fund and manage against changes in interest rates. The fund held futures contracts with USD notional values ranging up to $47.9 million, as measured at quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2021, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging up to $18.8 million, as measured at each quarter end. There were no open forward foreign currency contracts as of August 31, 2021.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	37

Credit default swaps — Buyer
During the year ended August 31, 2021, the fund used credit default swap contracts as the buyer to manage against potential credit events.. The fund held credit default swaps with total USD notional amounts ranging up to $30.0 million,as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	—	$(157,716)
Credit	Swap contracts, at value	Credit default swaps	—	(1,021,250)
			—	$(1,178,966)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$898,045	—	—	$898,045
Currency	—	$(1,600,020)	—	(1,600,020)
Credit	—	—	$(48,612)	(48,612)
Total	$898,045	$(1,600,020)	$(48,612)	$(750,587)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(157,716)	—	—	$(157,716)
Currency	—	$630,261	—	630,261
Credit	—	—	$(175,838)	(175,838)
Total	$(157,716)	$630,261	$(175,838)	$296,707
38	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.725% of the first $250 million of the fund’s average daily net assets; (b) 0.700% of the next $500 million of the fund’s average daily net assets, and (c) 0.675% of the fund’s average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC (Subadvisor), an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.78% of average net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$214
Class C	40
Class I	1,197
Class R2	10
Class	Expense reduction
Class R6	$262
Class NAV	93,937
Total	$95,660

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.69% of the fund’s average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	39

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,359 for the year ended August 31, 2021. Of this amount, $192 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,167 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$7,722	$2,961
Class C	4,796	551
Class I	—	16,334
40	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

Class	Distribution and service fees	Transfer agent fees
Class R2	$478	$13
Class R6	—	319
Total	$12,996	$20,178
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	674,212	$6,254,884	177,266	$1,552,898
Distributions reinvested	10,368	96,074	12,646	114,635
Repurchased	(721,800)	(6,674,715)	(155,749)	(1,374,843)
Net increase (decrease)	(37,220)	$(323,757)	34,163	$292,690
Class C shares
Sold	7,318	$67,997	23,217	$218,146
Distributions reinvested	1,617	14,959	2,604	23,479
Repurchased	(34,133)	(318,017)	(25,166)	(215,425)
Net increase (decrease)	(25,198)	$(235,061)	655	$26,200
Class I shares
Sold	1,578,907	$14,677,163	792,373	$6,992,484
Distributions reinvested	51,567	477,965	71,972	652,479
Repurchased	(1,244,884)	(11,490,116)	(922,750)	(7,994,318)
Net increase (decrease)	385,590	$3,665,012	(58,405)	$(349,355)
Class R2 shares
Sold	934	$8,664	8,725	$81,623
Distributions reinvested	194	1,785	373	3,359
Repurchased	(11,480)	(106,979)	(2,657)	(23,452)
Net increase (decrease)	(10,352)	$(96,530)	6,441	$61,530
Class R4 shares[1]
Sold	—	—	6,641	$62,085
Distributions reinvested	—	—	2	25
Repurchased	—	—	(11,730)	(110,243)
Net decrease	—	—	(5,087)	$(48,133)
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	41

	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	140,349	$1,304,799	136,722	$1,254,999
Distributions reinvested	14,393	133,245	18,820	169,669
Repurchased	(291,436)	(2,720,728)	(69,895)	(639,700)
Net increase (decrease)	(136,694)	$(1,282,684)	85,647	$784,968
Class NAV shares
Sold	23,359,194	$219,494,724	7,000,976	$57,977,176
Distributions reinvested	5,065,154	46,954,529	5,568,136	50,398,196
Repurchased	(14,180,358)	(131,884,111)	(17,058,030)	(158,533,463)
Net increase (decrease)	14,243,990	$134,565,142	(4,488,918)	$(50,158,091)
Total net increase (decrease)	14,420,116	$136,292,122	(4,425,504)	$(49,390,191)

[1]	Class R4 shares were fully redeemed on 10-29-19.
Affiliates of the fund owned 100%, 69% and 100% of shares of Class R2, Class R6 and Class NAV, respectively, on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $290,207,933 and $195,620,189, respectively, for the year ended August 31, 2021.
Note 8—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
Note 9—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 98.0% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	31.6%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	19.0%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	14.4%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	13.1%
42	JOHN HANCOCK Emerging Markets Debt Fund | ANNUAL REPORT

Note 10—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	4,382,393	—	$215,717,195	$(171,863,870)	$(7,720)	$9,439	$282,977	—	$43,855,044

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Debt Fund	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Debt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Emerging Markets Debt Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
44	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	45

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Debt Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
46	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	47

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the five-year period and underperformed its benchmark index for the one-, three- and ten-year periods ended December 31, 2020. The Board also noted that the fund outperformed its peer group median for the five- and ten-year periods and underperformed for the one- and three-year periods ended December 31, 2020. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the one-, three-, and ten-year periods relative to the benchmark index and for the one- and three-year periods relative to the peer group median including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses are higher than the peer group median.
48	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreemen.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	49

(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
50	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
52	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Emerging Markets Debt Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	53

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
54	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	55

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

56	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	57

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
58	JOHN HANCOCK EMERGING MARKETS DEBT FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Roberto Sanchez-Dahl, CFA
Elina Theodorakopoulou
Paolo H. Valle
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS DEBT FUND	59

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Emerging Markets Debt Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1822978	358A 8/21
10/2021

Annual report
John Hancock
New Opportunities Fund
U.S. equity
August 31, 2021

A message to shareholders
Dear shareholder,
The U.S. stock market performed very well during the 12 months ended August 31, 2021, as improved economic growth and healthy corporate earnings propelled gains. The passage of a substantial fiscal stimulus package, together with hopes for further stimulus later in the year, was an additional tailwind. However, market volatility increased as the period wore on, due to concerns over a more contagious variant of COVID-19, rising inflation, and the pace of economic growth.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
New Opportunities Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
17	Financial highlights
24	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Evaluation of advisory and subadvisory agreements by the Board of Trustees
41	Statement regarding liquidity risk management
43	Trustees and Officers
47	More information
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The Russell 2000 Growth Index is an unmanaged index that measures the performance of the Russell 2000 Index companies with greater than average growth orientation.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 5-27-15. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Small-cap growth stocks delivered strong returns for the period
The fund’s benchmark, the Russell 2000 Growth Index, produced a healthy gain, reflecting the backdrop of improving economic conditions, pent-up consumer demand, and continued monetary and fiscal stimulus.
The fund outperformed the benchmark
Although our primary focus is on individual stock picking, sector allocations made the largest contribution to relative performance.
Stock selection was an additional contributor
The fund’s holdings outpaced its benchmark by the widest margin in the information technology, financials, and materials sectors.
SECTOR COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	3

Manager’s discussion of fund performance
Can you describe investment conditions during the 12 months ended August 31, 2021?
U.S. equities performed very well in the annual period, as the markets continued to rebound from the disruptions caused by COVID-19. As vaccines were rolled out and business conditions gradually returned to normal, economic growth and corporate earnings experienced significant recoveries. Stocks gained a further boost from the highly accommodative monetary policy of the U.S. Federal Reserve, as well as multiple rounds of fiscal stimulus. Together, these factors helped fuel increased demand for small-cap stocks. In a notable shift from a multi-year trend, the growth style lagged value by a wide margin.
What elements of the fund’s positioning helped and hurt results?
Although the market was generally led by many of the lower-quality, higher-beta stocks that we seek to avoid, the fund outperformed its benchmark, the Russell 2000 Growth Index. Sector allocations and stock selection contributed to results.
With regard to the former, we were appropriately positioned in all 11 major sectors. The largest positive effects came from an overweight in industrials and zero weightings in communication services and utilities. A small position in cash, which prevented the fund from fully capitalizing on the rally in stocks, was the only detractor in terms of allocation.
TOP 10 HOLDINGS AS OF 8/31/2021 (% of net assets)
Rapid7, Inc.	2.8
Paylocity Holding Corp.	2.6
Fox Factory Holding Corp.	2.5
The Shyft Group, Inc.	2.5
SiteOne Landscape Supply, Inc.	2.4
Cerence, Inc.	2.4
Endava PLC, ADR	2.2
Houlihan Lokey, Inc.	1.9
Syneos Health, Inc.	1.9
Globus Medical, Inc., Class A	1.8
TOTAL	23.0
Cash and cash equivalents are not included.
4	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

Stock selection—our primary area of emphasis—was also a key factor in the fund’s outperformance. The fund saw the most value in the information technology sector. Top contributors included software companies Paylocity Holding Corp. and Cerence, Inc., as well as IT services provider Endava PLC. All three stocks benefited from solid management execution and resulting valuation expansion.
The portfolio’s holdings in the financials sector also outperformed, led by Pinnacle Financial Partners, Inc. Shares of the Nashville-based regional bank surged as the company consistently delivered strong earnings results, impressive loan growth, and improving credit quality.
Detractors included for-profit educator Grand Canyon Education, Inc., which lost ground after providing weaker-than-expected guidance due to the persistent effects of COVID-19. We maintained the position on the belief that the stock’s attractive valuation, solid business model, and healthy balance sheet outweighed shorter-term concerns about earnings momentum. Ollie’s Bargain Outlet Holdings, Inc. was another detractor. The company suffered from near-term inventory shortages caused by supply chain challenges, depressing its revenue and earnings outlook for the second half of 2021.
What was your view on the investment backdrop at the end of the period?
While it appears that the rebound in economic growth may have peaked in the first half of 2021, we believe the economy is still in very good shape. Fiscal and monetary support appears to remain strong, and our expectation is that the economic recovery is likely to broaden.
MANAGED BY

Daniel L. Miller, CFA

Joseph C. Craigen, CFA

The views expressed in this report are exclusively those of Daniel L. Miller, CFA, and Joseph C. Craigen, CFA, GW&K Investment Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	31.12	12.92	12.56	83.63	226.60
Class C1	36.00	13.27	12.64	86.48	228.72
Class I1,2	38.44	14.41	13.35	96.06	250.14
Class R2[1,2]	38.03	14.15	13.20	93.82	245.48
Class R4[1,2]	38.35	14.35	13.31	95.49	248.84
Class R6[1,2]	38.55	14.53	13.41	97.05	252.12
Class 1[2]	38.47	14.48	13.37	96.65	250.76
Index†	35.61	16.58	14.78	115.29	297.02
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class 1 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	1.26	2.01	1.01	1.40	1.25	0.90	0.94
Net (%)	1.25	2.00	1.00	1.39	1.14	0.89	0.93
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  †Index is the Russell 2000 Growth Index.
See the following page for footnotes.
6	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock New Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 2000 Growth Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-11	32,872	32,872	39,702
Class I1,2	8-31-11	35,014	35,014	39,702
Class R2[1,2]	8-31-11	34,548	34,548	39,702
Class R4[1,2]	8-31-11	34,884	34,884	39,702
Class R6[1,2]	8-31-11	35,212	35,212	39,702
Class 1[2]	8-31-11	35,076	35,076	39,702
The Russell 2000 Growth Index is an unmanaged index that measures the performance of the Russell 2000 Index companies with greater than average growth orientation.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares were first offered on 5-27-15. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary. Class NAV shares ceased operations on 3-13-19.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,070.30	$6.16	1.18%
	Hypothetical example	1,000.00	1,019.30	6.01	1.18%
Class C	Actual expenses/actual returns	1,000.00	1,066.10	10.05	1.93%
	Hypothetical example	1,000.00	1,015.50	9.80	1.93%
Class I	Actual expenses/actual returns	1,000.00	1,071.80	4.86	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Class R2	Actual expenses/actual returns	1,000.00	1,069.90	6.47	1.24%
	Hypothetical example	1,000.00	1,019.00	6.31	1.24%
Class R4	Actual expenses/actual returns	1,000.00	1,071.20	5.22	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Class R6	Actual expenses/actual returns	1,000.00	1,072.30	4.28	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Class 1	Actual expenses/actual returns	1,000.00	1,072.00	4.49	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	9

Fund’s investments
AS OF 8-31-21
	Shares	Value
Common stocks 99.4%		$410,696,184
(Cost $255,751,361)
Consumer discretionary 12.7%		52,503,439
Auto components 3.2%
Dorman Products, Inc. (A)	30,339	2,847,619
Fox Factory Holding Corp. (A)	68,490	10,524,858
Diversified consumer services 1.4%
Grand Canyon Education, Inc. (A)	64,978	5,792,139
Hotels, restaurants and leisure 2.5%
Churchill Downs, Inc.	26,234	5,522,257
Chuy’s Holdings, Inc. (A)	148,923	4,804,256
Household durables 0.9%
TopBuild Corp. (A)	17,595	3,849,610
Multiline retail 0.7%
Ollie’s Bargain Outlet Holdings, Inc. (A)	41,278	2,987,702
Specialty retail 3.2%
Five Below, Inc. (A)	31,994	6,808,643
Lithia Motors, Inc.	19,051	6,311,596
Textiles, apparel and luxury goods 0.8%
Oxford Industries, Inc.	33,829	3,054,759
Consumer staples 2.6%		10,801,514
Food and staples retailing 1.7%
Performance Food Group Company (A)	92,754	4,658,106
PriceSmart, Inc.	27,013	2,285,570
Food products 0.9%
Krispy Kreme, Inc. (A)	230,870	3,857,838
Energy 1.0%		4,085,816
Oil, gas and consumable fuels 1.0%
Magnolia Oil & Gas Corp., Class A	260,575	4,085,816
Financials 6.1%		25,318,430
Banks 3.3%
Ameris Bancorp	96,128	4,733,343
Atlantic Union Bankshares Corp.	69,986	2,589,482
Pinnacle Financial Partners, Inc.	65,691	6,366,772
Capital markets 2.8%
Houlihan Lokey, Inc.	88,897	8,018,509
Stifel Financial Corp.	52,224	3,608,678
Diversified financial services 0.0%
NewStar Financial, Inc. (A)(B)	16,196	1,646
10	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care 30.3%		$125,308,534
Biotechnology 9.8%
Albireo Pharma, Inc. (A)	107,510	3,284,431
Arena Pharmaceuticals, Inc. (A)	53,799	2,847,043
Biohaven Pharmaceutical Holding Company, Ltd. (A)	39,356	5,165,081
Deciphera Pharmaceuticals, Inc. (A)	99,250	3,126,375
Emergent BioSolutions, Inc. (A)	48,488	3,058,623
Halozyme Therapeutics, Inc. (A)	108,379	4,550,834
Insmed, Inc. (A)	82,265	2,306,711
Oyster Point Pharma, Inc. (A)	200,236	2,639,110
Travere Therapeutics, Inc. (A)	167,511	3,656,765
Veracyte, Inc. (A)	75,398	3,627,398
Vericel Corp. (A)	111,425	6,035,892
Health care equipment and supplies 8.4%
AtriCure, Inc. (A)	84,610	6,228,988
Cardiovascular Systems, Inc. (A)	109,576	3,921,725
CryoLife, Inc. (A)	143,537	3,766,411
CryoPort, Inc. (A)	75,455	4,796,674
Globus Medical, Inc., Class A (A)	88,845	7,249,752
ICU Medical, Inc. (A)	16,918	3,372,603
Integra LifeSciences Holdings Corp. (A)	71,362	5,368,563
Health care providers and services 6.1%
Acadia Healthcare Company, Inc. (A)	95,727	6,329,469
Castle Biosciences, Inc. (A)	69,240	5,312,785
HealthEquity, Inc. (A)	71,866	4,611,641
LHC Group, Inc. (A)	29,218	5,456,754
US Physical Therapy, Inc.	29,905	3,510,847
Life sciences tools and services 3.4%
Medpace Holdings, Inc. (A)	34,863	6,357,268
Syneos Health, Inc. (A)	83,814	7,776,263
Pharmaceuticals 2.6%
Phathom Pharmaceuticals, Inc. (A)	116,185	4,135,024
Supernus Pharmaceuticals, Inc. (A)	138,179	3,804,068
Zogenix, Inc. (A)	203,338	3,011,436
Industrials 18.7%		77,248,928
Building products 1.8%
Gibraltar Industries, Inc. (A)	80,241	5,990,793
JELD-WEN Holding, Inc. (A)	53,481	1,472,867
Commercial services and supplies 1.7%
Ritchie Brothers Auctioneers, Inc.	113,696	7,116,233
Construction and engineering 0.4%
Dycom Industries, Inc. (A)	22,323	1,681,592
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	11

	Shares	Value
Industrials (continued)
Electrical equipment 1.8%
Atkore, Inc. (A)	62,720	$5,818,534
Thermon Group Holdings, Inc. (A)	99,265	1,657,726
Machinery 7.2%
Alamo Group, Inc.	29,447	4,564,579
Helios Technologies, Inc.	37,939	3,096,581
RBC Bearings, Inc. (A)	29,717	6,880,080
The Shyft Group, Inc.	232,780	10,244,565
Woodward, Inc.	40,819	4,936,650
Professional services 3.4%
CACI International, Inc., Class A (A)	14,500	3,734,330
Exponent, Inc.	59,758	6,985,710
Forrester Research, Inc. (A)	68,294	3,247,380
Trading companies and distributors 2.4%
SiteOne Landscape Supply, Inc. (A)	49,082	9,821,308
Information technology 21.8%		90,034,139
Communications equipment 1.5%
Viavi Solutions, Inc. (A)	390,457	6,360,545
Electronic equipment, instruments and components 1.1%
Rogers Corp. (A)	21,643	4,597,190
IT services 2.2%
Endava PLC, ADR (A)	67,028	8,975,049
Semiconductors and semiconductor equipment 6.0%
Brooks Automation, Inc.	79,549	6,758,483
CMC Materials, Inc.	17,468	2,316,606
Entegris, Inc.	54,964	6,603,375
MACOM Technology Solutions Holdings, Inc. (A)	70,994	4,310,046
Silicon Laboratories, Inc. (A)	30,155	4,753,031
Software 11.0%
Bottomline Technologies DE, Inc. (A)	43,777	1,850,454
Cerence, Inc. (A)	90,496	9,813,386
Paycor HCM, Inc. (A)	147,919	5,465,607
Paylocity Holding Corp. (A)	40,593	10,927,636
Rapid7, Inc. (A)	95,642	11,622,416
The Descartes Systems Group, Inc. (A)	72,453	5,680,315
Materials 3.8%		15,709,067
Chemicals 3.8%
Avient Corp.	129,665	6,754,250
Balchem Corp.	35,911	5,042,623
Quaker Chemical Corp.	15,098	3,912,194
12	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate 2.4%		$9,686,317
Equity real estate investment trusts 2.4%
Ryman Hospitality Properties, Inc. (A)	48,604	4,037,534
STAG Industrial, Inc.	133,699	5,648,783

	Yield (%)	Shares	Value
Short-term investments 0.7%			$2,616,662
(Cost $2,616,662)
Short-term funds 0.7%			2,616,662
State Street Institutional Treasury Money Market Fund, Premier Class	0.0051(C)	2,616,662	2,616,662

Total investments (Cost $258,368,023) 100.1%	$413,312,846
Other assets and liabilities, net (0.1%)	(262,589)
Total net assets 100.0%	$413,050,257

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	The rate shown is the annualized seven-day yield as of 8-31-21.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $259,149,913. Net unrealized appreciation aggregated to $154,162,933, of which $163,581,518 related to gross unrealized appreciation and $9,418,585 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $258,368,023)	$413,312,846
Dividends and interest receivable	86,682
Receivable for fund shares sold	29,609
Receivable from affiliates	9
Other assets	62,391
Total assets	413,491,537
Liabilities
Due to custodian	11,283
Payable for fund shares repurchased	219,241
Payable to affiliates
Accounting and legal services fees	15,516
Transfer agent fees	35,027
Distribution and service fees	29
Trustees’ fees	104
Other liabilities and accrued expenses	160,080
Total liabilities	441,280
Net assets	$413,050,257
Net assets consist of
Paid-in capital	$235,990,200
Total distributable earnings (loss)	177,060,057
Net assets	$413,050,257

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($346,971,309 ÷ 10,265,199 shares)[1]	$33.80
Class C ($3,130,422 ÷ 97,551 shares)[1]	$32.09
Class I ($24,702,562 ÷ 725,560 shares)	$34.05
Class R2 ($241,829 ÷ 7,145 shares)	$33.85
Class R4 ($81,084 ÷ 2,385 shares)	$34.00
Class R6 ($432,186 ÷ 12,667 shares)	$34.12
Class 1 ($37,490,865 ÷ 1,090,169 shares)	$34.39
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$35.58

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Dividends	$1,430,312
Less foreign taxes withheld	(15,986)
Total investment income	1,414,326
Expenses
Investment management fees	2,726,520
Distribution and service fees	848,268
Accounting and legal services fees	55,121
Transfer agent fees	391,488
Trustees’ fees	6,526
Custodian fees	54,364
State registration fees	115,452
Printing and postage	55,989
Professional fees	91,576
Other	29,478
Total expenses	4,374,782
Less expense reductions	(32,073)
Net expenses	4,342,709
Net investment loss	(2,928,383)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	44,758,990
44,758,990
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	76,233,036
76,233,036
Net realized and unrealized gain	120,992,026
Increase in net assets from operations	$118,063,643
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment loss	$(2,928,383)	$(2,037,020)
Net realized gain	44,758,990	1,134,565
Change in net unrealized appreciation (depreciation)	76,233,036	48,313,193
Increase in net assets resulting from operations	118,063,643	47,410,738
Distributions to shareholders
From earnings
Class A	(8,674,772)	(8,902,622)
Class C	(97,689)	(142,651)
Class I	(462,383)	(342,902)
Class R1[1]	—	(13,318)
Class R2	(5,823)	(1,716)
Class R3[1]	—	(2,771)
Class R4	(1,891)	(1,758)
Class R6	(7,847)	(4,472)
Class 1	(1,005,197)	(1,162,716)
Total distributions	(10,255,602)	(10,574,926)
From fund share transactions	(14,016,346)	(38,433,584)
Total increase (decrease)	93,791,695	(1,597,772)
Net assets
Beginning of year	319,258,562	320,856,334
End of year	$413,050,257	$319,258,562

[1]	Share class was redesignated during the year. Refer to Note 5 for further details.
16	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$25.18	$22.20	$31.99	$27.28	$24.38
Net investment income (loss)[1]	(0.24)	(0.16)	0.02	0.01	0.01
Net realized and unrealized gain (loss) on investments	9.69	3.92	(5.49)	6.75	2.98
Total from investment operations	9.45	3.76	(5.47)	6.76	2.99
Less distributions
From net investment income	—	—	(0.01)	(0.03)	(0.02)
From net realized gain	(0.83)	(0.78)	(4.31)	(2.02)	(0.07)
Total distributions	(0.83)	(0.78)	(4.32)	(2.05)	(0.09)
Net asset value, end of period	$33.80	$25.18	$22.20	$31.99	$27.28
Total return (%)[2,3]	38.04	17.20	(15.32)	25.66	12.27
Ratios and supplemental data
Net assets, end of period (in millions)	$347	$272	$264	$352	$297
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	1.26	1.42	1.40	1.42
Expenses including reductions	1.19	1.22	1.20	1.20	1.21
Net investment income (loss)	(0.81)	(0.72)	0.08	0.02	0.05
Portfolio turnover (%)	28	25	73	52	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	17

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$24.12	$21.45	$31.27	$26.86	$24.15
Net investment loss[1]	(0.44)	(0.31)	(0.15)	(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	9.24	3.76	(5.36)	6.62	2.95
Total from investment operations	8.80	3.45	(5.51)	6.43	2.78
Less distributions
From net realized gain	(0.83)	(0.78)	(4.31)	(2.02)	(0.07)
Net asset value, end of period	$32.09	$24.12	$21.45	$31.27	$26.86
Total return (%)[2,3]	37.00	16.33	(15.90)	24.76	11.52
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$4	$4	$9	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	2.01	2.13	2.10	2.12
Expenses including reductions	1.94	1.97	1.91	1.90	1.91
Net investment loss	(1.56)	(1.47)	(0.63)	(0.68)	(0.65)
Portfolio turnover (%)	28	25	73	52	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$25.29	$22.24	$32.07	$27.33	$24.41
Net investment income (loss)[1]	(0.18)	(0.10)	0.09	0.09	0.10
Net realized and unrealized gain (loss) on investments	9.77	3.93	(5.51)	6.78	2.98
Total from investment operations	9.59	3.83	(5.42)	6.87	3.08
Less distributions
From net investment income	—	—	(0.10)	(0.11)	(0.09)
From net realized gain	(0.83)	(0.78)	(4.31)	(2.02)	(0.07)
Total distributions	(0.83)	(0.78)	(4.41)	(2.13)	(0.16)
Net asset value, end of period	$34.05	$25.29	$22.24	$32.07	$27.33
Total return (%)[2]	38.44	17.49	(15.08)	26.06	12.61
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$10	$10	$15	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	1.01	1.14	1.11	1.11
Expenses including reductions	0.94	0.97	0.90	0.90	0.90
Net investment income (loss)	(0.57)	(0.46)	0.38	0.32	0.38
Portfolio turnover (%)	28	25	73	52	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	19

CLASS R2 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$25.21	$22.22	$32.02	$27.30	$24.41
Net investment income (loss)[1]	(0.26)	(0.15)	0.04	0.04	0.03
Net realized and unrealized gain (loss) on investments	9.73	3.92	(5.49)	6.76	2.98
Total from investment operations	9.47	3.77	(5.45)	6.80	3.01
Less distributions
From net investment income	—	—	(0.04)	(0.06)	(0.05)
From net realized gain	(0.83)	(0.78)	(4.31)	(2.02)	(0.07)
Total distributions	(0.83)	(0.78)	(4.35)	(2.08)	(0.12)
Net asset value, end of period	$33.85	$25.21	$22.22	$32.02	$27.30
Total return (%)[2]	38.03	17.23	(15.23)	25.78	12.34
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.22	1.33	1.29	1.33
Expenses including reductions	1.21	1.18	1.11	1.09	1.12
Net investment income (loss)	(0.84)	(0.67)	0.18	0.14	0.13
Portfolio turnover (%)	28	25	73	52	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
20	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$25.27	$22.23	$32.05	$27.34	$24.41
Net investment income (loss)[1]	(0.19)	(0.11)	0.08	0.08	0.12
Net realized and unrealized gain (loss) on investments	9.75	3.93	(5.51)	6.75	2.95
Total from investment operations	9.56	3.82	(5.43)	6.83	3.07
Less distributions
From net investment income	—	—	(0.08)	(0.10)	(0.07)
From net realized gain	(0.83)	(0.78)	(4.31)	(2.02)	(0.07)
Total distributions	(0.83)	(0.78)	(4.39)	(2.12)	(0.14)
Net asset value, end of period	$34.00	$25.27	$22.23	$32.05	$27.34
Total return (%)[2]	38.35	17.45	(15.11)	25.92	12.55
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.15	1.28	1.35	1.27
Expenses including reductions	1.00	1.01	0.96	0.96	0.95
Net investment income (loss)	(0.63)	(0.51)	0.33	0.27	0.46
Portfolio turnover (%)	28	25	73	52	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	21

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$25.32	$22.24	$32.07	$27.34	$24.40
Net investment income (loss)[1]	(0.14)	(0.08)	0.11	0.12	0.12
Net realized and unrealized gain (loss) on investments	9.77	3.94	(5.51)	6.77	2.99
Total from investment operations	9.63	3.86	(5.40)	6.89	3.11
Less distributions
From net investment income	—	—	(0.12)	(0.14)	(0.10)
From net realized gain	(0.83)	(0.78)	(4.31)	(2.02)	(0.07)
Total distributions	(0.83)	(0.78)	(4.43)	(2.16)	(0.17)
Net asset value, end of period	$34.12	$25.32	$22.24	$32.07	$27.34
Total return (%)[2]	38.55	17.62	(14.99)	26.16	12.73
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.90	1.03	1.00	1.02
Expenses including reductions	0.83	0.86	0.81	0.80	0.80
Net investment income (loss)	(0.46)	(0.36)	0.45	0.42	0.46
Portfolio turnover (%)	28	25	73	52	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
22	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$25.53	$22.42	$32.29	$27.51	$24.56
Net investment income (loss)[1]	(0.15)	(0.09)	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investments	9.84	3.98	(5.56)	6.82	3.01
Total from investment operations	9.69	3.89	(5.45)	6.93	3.12
Less distributions
From net investment income	—	—	(0.11)	(0.13)	(0.10)
From net realized gain	(0.83)	(0.78)	(4.31)	(2.02)	(0.07)
Total distributions	(0.83)	(0.78)	(4.42)	(2.15)	(0.17)
Net asset value, end of period	$34.39	$25.53	$22.42	$32.29	$27.51
Total return (%)[2]	38.47	17.62	(15.04)	26.10	12.71
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$33	$42	$59	$56
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.94	1.06	1.04	1.05
Expenses including reductions	0.87	0.90	0.84	0.84	0.84
Net investment income (loss)	(0.50)	(0.39)	0.44	0.38	0.43
Portfolio turnover (%)	28	25	73	52	41

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	23

Notes to financial statements
Note 1—Organization
John Hancock New Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,
24	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	$52,503,439	$52,503,439	—	—
Consumer staples	10,801,514	10,801,514	—	—
Energy	4,085,816	4,085,816	—	—
Financials	25,318,430	25,316,784	—	$1,646
Health care	125,308,534	125,308,534	—	—
Industrials	77,248,928	77,248,928	—	—
Information technology	90,034,139	90,034,139	—	—
Materials	15,709,067	15,709,067	—	—
Real estate	9,686,317	9,686,317	—	—
Short-term investments	2,616,662	2,616,662	—	—
Total investments in securities	$413,312,846	$413,311,200	—	$1,646
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	25

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $7,224.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
Qualified late year ordinary losses of $594,062 are treated as occurring on September 1, 2021, the first day of the fund’s next taxable year.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Long-term capital gains	$10,255,602	$10,574,926
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $23,491,188 of undistributed long-term capital gains.
26	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.770% of the first $50 million of the fund’s aggregate daily net assets; (b) 0.740% of the next $50 million of the fund’s aggregate daily net assets; (c) 0.720% of the next $300 million of the fund’s aggregate daily net assets and (d) 0.720% on all asset levels when aggregate net assets exceed $400 million. Aggregate net assets include the net assets of the fund and a portion of the net assets of Small Cap Opportunities Trust, a series of John Hancock Variable Investment Trust, managed by GW&K Investment Management, LLC. The Advisor has a subadvisory agreement with GW&K Investment Management, LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$26,939
Class C	282
Class I	1,607
Class R1	13
Class R2	17
Class	Expense reduction
Class R3	$1
Class R4	6
Class R6	29
Class 1	3,108
Total	$32,002

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	27

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.71% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.25%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class 1	0.05%	—
Class R1 and Class R3 were redesignated during the year. Refer to Note 5 for further details.
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $71 for Class R4 shares for the year ended August 31, 2021.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $55,012 for the year ended August 31, 2021. Of this amount, $8,200 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $46,812 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $118 and $279 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition,
28	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT

Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$794,908	$366,050
Class C	33,541	3,861
Class I	—	21,510
Class R1	445	6
Class R2	751	20
Class R3	51	1
Class R4	186	7
Class R6	—	33
Class 1	18,386	—
Total	$848,268	$391,488
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	219,746	$6,640,523	184,862	$3,971,741
Distributions reinvested	281,970	8,205,155	357,663	8,383,614
Repurchased	(1,029,271)	(30,654,961)	(1,629,114)	(35,567,362)
Net decrease	(527,555)	$(15,809,283)	(1,086,589)	$(23,212,007)
Class C shares
Sold	9,793	$281,097	14,622	$297,262
Distributions reinvested	3,516	97,688	6,174	139,358
Repurchased	(64,426)	(1,795,418)	(79,309)	(1,677,851)
Net decrease	(51,117)	$(1,416,633)	(58,513)	$(1,241,231)
ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	29

	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class I shares
Sold	483,069	$14,440,611	68,728	$1,528,769
Distributions reinvested	15,416	451,075	14,120	331,814
Repurchased	(164,595)	(5,060,139)	(136,157)	(2,924,634)
Net increase (decrease)	333,890	$9,831,547	(53,309)	$(1,064,051)
Class R1 shares
Sold	48	$1,177	633	$12,929
Distributions reinvested	—	—	573	13,318
Repurchased	(18,104)	(456,139)	(312)	(6,804)
Net increase (decrease)	(18,056)	$(454,962)	894	$19,443
Class R2 shares
Sold	5,350	$142,472	102	$2,216
Distributions reinvested	106	3,087	18	422
Repurchased	(530)	(16,381)	(156)	(3,366)
Net increase (decrease)	4,926	$129,178	(36)	$(728)
Class R3 shares
Sold	—	—	562	$12,936
Distributions reinvested	—	—	63	1,473
Repurchased	(3,518)	$(91,251)	(764)	(17,454)
Net decrease	(3,518)	$(91,251)	(139)	$(3,045)
Class R4 shares
Sold	81	$2,686	87	$1,775
Distributions reinvested	18	522	20	466
Repurchased	(70)	(1,839)	(15)	(348)
Net increase	29	$1,369	92	$1,893
Class R5 shares[1]
Repurchased	—	—	(1,655)	$(37,673)
Net decrease	—	—	(1,655)	$(37,673)
Class R6 shares
Sold	4,907	$147,857	6,798	$155,516
Distributions reinvested	268	7,847	190	4,472
Repurchased	(1,415)	(40,044)	(835)	(18,440)
Net increase	3,760	$115,660	6,153	$141,548
30	JOHN HANCOCK New Opportunities Fund | ANNUAL REPORT

	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	92,793	$2,908,166	80,115	$1,727,699
Distributions reinvested	34,028	1,005,197	49,039	1,162,716
Repurchased	(334,494)	(10,235,334)	(712,426)	(15,928,148)
Net decrease	(207,673)	$(6,321,971)	(583,272)	$(13,037,733)
Total net decrease	(465,314)	$(14,016,346)	(1,776,374)	$(38,433,584)

[1]	Class R5 shares were fully redeemed on 10-29-19.
Affiliates of the fund owned 46%, 70% and 100% of shares of Class R2, Class R4 and Class 1, respectively, on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class R1 and Class R3 were terminated, and shareholders in these classes became shareholders of the respective classes identified below, in each case with the same or lower total net expenses. The following amounts are included in the amount repurchased of the terminated classes and the amount sold of the redesignated classes.
Redesignation	Effective date	Amount
Class R1 shares as Class R2 shares	October 23, 2020	$32,254
Class R3 shares as Class R2 shares	October 9, 2020	$91,281
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $102,674,723 and $129,270,278, respectively, for the year ended August 31, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK New Opportunities Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock New Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock New Opportunities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $10,255,602 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with GW&K Investment Management, LLC (GW&K) (the Subadvisor) for John Hancock New Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group median for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index and peer group median for the one-, three-, five- and ten-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board also took into account previous actions taken to address the fund’s performance, including the conversion of the fund from a multi-managed fund to a single subadvisor fund effective September 6, 2019. In connection with this change, the Board noted that the fund’s longer term performance in part reflects that of the previous subadvisers. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.
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The Board took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock New Opportunities Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, GW& K Investment Management, LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

44	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	45

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
46	JOHN HANCOCK NEW OPPORTUNITIES FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
GW&K Investment Management, LLC
Portfolio Managers
Joseph C. Craigen, CFA
Daniel L. Miller, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK NEW OPPORTUNITIES FUND	47

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock New Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823035	452A 8/21
10/2021

ITEM 2. CODE OF ETHICS.

(a)As of the end of the fiscal year August 31, 2021 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended August 31, 2021 and 2020. These fees were billed to the registrant and were approved by the registrant's audit committee:

2021: $624,078

2020: $592,454

(b) Audit-related services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews, security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940, and reviews related to supplemental regulatory filings. Amounts billed to the registrant were as follows:

2021: $44,531

2020: $49,256

Amounts billed to control affiliates were $116,000 and $216,467 for the fiscal years ended August 31, 2021 and 2020, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended August 31, 2021 and 2020. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

2021: $3,914

2020: $1,250

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended August 31,

2021 and 2020:

2021: $1,541

2020: $800

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre- approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended August 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,071,823 for the fiscal year ended August 31, 2021 and $1,271,544 for the fiscal year ended August 31, 2020.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)This schedule is included as part of the Report to shareholders filed under Item 1 of this form, except for John Hancock Emerging Markets Fund and John Hancock International Small Company Fund which follow:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments (summary of fund's investments), of John Hancock Emerging Markets Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (included in Item 1 of this Form N-CSR) and the fund's investments (included in Item 6 of this Form N-CSR) as of August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 12, 2021

We have served as the auditor of one or more investment companies in the John Hancock group of Funds since 1988.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Annual report
John Hancock
Emerging Markets Fund
International equity
August 31, 2021

Fund’s investments
AS OF 8-31-21
	Shares	Value
Common stocks 97.9%		$193,249,545
(Cost $136,890,283)
Australia 0.0%		53,944
MMG, Ltd. (A)	112,000	53,944
Belgium 0.0%		24,441
Titan Cement International SA (A)	1,302	24,441
Brazil 3.9%		7,670,969
AES Brasil Energia SA	5,498	16,183
Aliansce Sonae Shopping Centers SA	3,800	18,446
Alliar Medicos A Frente SA (A)	3,900	9,549
Alupar Investimento SA	7,050	34,536
Ambev SA, ADR	62,009	202,149
Americanas SA (A)	2,435	19,476
Atacadao SA	7,500	26,326
B3 SA - Brasil Bolsa Balcao	90,234	245,531
Banco Bradesco SA	18,309	70,604
Banco BTG Pactual SA	15,408	84,209
Banco do Brasil SA	12,537	73,780
Banco Inter SA	3,711	17,023
Banco Santander Brasil SA	3,800	30,822
BB Seguridade Participacoes SA	8,229	30,333
BR Malls Participacoes SA (A)	28,804	50,302
BR Properties SA	8,524	13,798
BrasilAgro - Company Brasileira de Propriedades Agricolas	2,247	12,124
Braskem SA, ADR (A)	2,571	65,226
BRF SA (A)	18,790	85,105
Camil Alimentos SA	11,340	20,834
CCR SA	34,669	82,133
Centrais Eletricas Brasileiras SA	5,600	40,753
Cia Brasileira de Distribuicao	8,517	46,663
Cia de Locacao das Americas	18,348	88,426
Cia de Saneamento Basico do Estado de Sao Paulo	8,299	57,988
Cia de Saneamento de Minas Gerais-COPASA	4,505	12,162
Cia de Saneamento do Parana	3,000	2,158
Cia de Saneamento do Parana, Unit	8,545	32,026
Cia Energetica de Minas Gerais	8,594	27,740
Cia Hering	4,235	30,492
Cia Paranaense de Energia	3,200	20,596
Cia Siderurgica Nacional SA	20,797	140,207
Cielo SA	36,815	20,434
Cogna Educacao (A)	79,561	49,391
Construtora Tenda SA	3,166	12,368
1	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Brazil (continued)
Cosan SA	6,572	$28,025
Cyrela Brazil Realty SA Empreendimentos e Participacoes	7,530	29,445
Cyrela Commercial Properties SA Empreendimentos e Participacoes	2,100	4,069
Dexco SA	9,610	38,304
EcoRodovias Infraestrutura e Logistica SA (A)	9,993	19,036
EDP - Energias do Brasil SA	10,367	36,971
Embraer SA (A)	46,700	211,517
Enauta Participacoes SA	7,100	18,825
Energisa SA	7,068	60,650
Eneva SA (A)	23,400	70,913
Engie Brasil Energia SA	6,293	45,699
Equatorial Energia SA	23,281	114,586
Even Construtora e Incorporadora SA	7,057	11,423
Ez Tec Empreendimentos e Participacoes SA	2,411	12,496
Fleury SA	4,465	20,430
Grendene SA	9,503	19,646
Guararapes Confeccoes SA	5,552	16,546
Hypera SA	7,232	49,749
International Meal Company Alimentacao SA (A)	20,154	14,265
IRB Brasil Resseguros S/A (A)	27,087	27,973
Itau Unibanco Holding SA	3,951	21,876
JBS SA	32,422	195,442
JHSF Participacoes SA	17,839	22,804
Klabin SA (A)	25,118	127,805
Light SA	11,300	30,267
Localiza Rent a Car SA	9,232	99,019
LOG Commercial Properties e Participacoes SA	4,489	24,464
Lojas Americanas SA	4,871	5,483
Lojas Renner SA	17,954	132,152
M Dias Branco SA	2,200	13,457
Magazine Luiza SA	23,965	84,537
Marisa Lojas SA (A)	6,873	8,840
MRV Engenharia e Participacoes SA	13,204	34,958
Multiplan Empreendimentos Imobiliarios SA	8,400	34,277
Natura & Company Holding SA (A)	11,664	116,441
Notre Dame Intermedica Participacoes SA	4,920	76,063
Odontoprev SA	8,109	19,681
Omega Geracao SA (A)	3,124	20,022
Petrobras Distribuidora SA	17,145	90,155
Petroleo Brasileiro SA	106,544	575,290
Porto Seguro SA	6,084	67,267
Portobello SA	64	180
Profarma Distribuidora de Produtos Farmaceuticos SA (A)	1,556	1,787
Qualicorp Consultoria e Corretora de Seguros SA	8,857	36,604
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	2

	Shares	Value
Brazil (continued)
Raia Drogasil SA	14,740	$72,862
Rumo SA (A)	42,591	154,193
Sao Martinho SA	9,885	61,442
Sendas Distribuidora SA	24,785	80,575
Ser Educacional SA (B)	3,448	8,655
SIMPAR SA	1,600	4,595
SLC Agricola SA	4,752	37,440
Sul America SA	10,873	61,716
Suzano SA (A)	14,026	165,465
Tecnisa SA (A)	4,240	4,772
Telefonica Brasil SA	7,999	67,648
TIM SA	30,300	73,013
TOTVS SA	11,500	88,071
Transmissora Alianca de Energia Eletrica SA	13,511	99,057
Tupy SA	4,722	20,346
Ultrapar Participacoes SA	20,753	57,955
Vale SA	100,670	1,921,195
Vulcabras Azaleia SA (A)	965	1,764
WEG SA	25,964	178,556
YDUQS Participacoes SA	6,530	32,317
Canada 0.0%		83,426
Atlas Corp.	5,558	83,426
Chile 0.6%		1,224,728
AES Andes SA	189,458	25,242
Aguas Andinas SA, Class A	72,703	16,266
Banco de Chile	146,860	14,351
Banco de Chile, ADR	1,901	37,146
Banco de Credito e Inversiones SA	806	34,914
Banco Santander Chile	1,033,736	54,623
Besalco SA	30,504	11,037
CAP SA	3,915	55,651
Cementos BIO BIO SA	2,795	2,705
Cencosud SA	27,055	51,044
Cencosud Shopping SA	10,584	15,045
Cia Sud Americana de Vapores SA	460,968	34,550
Colbun SA	184,862	30,599
Cristalerias de Chile SA	40,829	145,621
Empresa Nacional de Telecomunicaciones SA	7,933	38,648
Empresas CMPC SA	15,788	35,071
Empresas COPEC SA	3,510	32,653
Enel Americas SA	662,324	93,069
Enel Chile SA, ADR	14,511	38,019
Engie Energia Chile SA	23,657	16,361
3	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Chile (continued)
Falabella SA	6,902	$27,337
Forus SA	5,056	9,441
Grupo Security SA	64,841	11,605
Inversiones Aguas Metropolitanas SA	29,967	18,060
Inversiones La Construccion SA	2,123	10,055
Itau CorpBanca Chile SA (A)	5,398,734	14,720
Latam Airlines Group SA (A)	6,596	15,615
Molibdenos y Metales SA	7,542	34,111
Multiexport Foods SA (A)	12,750	4,943
Parque Arauco SA (A)	17,834	21,433
PAZ Corp. SA	60,171	33,447
Plaza SA	6,102	7,712
Ripley Corp. SA (A)	79,393	17,923
Salfacorp SA	20,240	10,073
Sigdo Koppers SA	64,066	68,714
SMU SA	80,372	8,839
Sociedad Matriz SAAM SA	389,760	25,652
Socovesa SA	306,550	60,609
SONDA SA (A)	29,383	15,739
Vina Concha y Toro SA	15,327	26,085
China 23.9%		47,257,350
21Vianet Group, Inc., ADR (A)	1,200	23,748
361 Degrees International, Ltd. (A)	46,000	21,957
3SBio, Inc. (A)(B)	76,000	84,666
51job, Inc., ADR (A)	755	57,984
AAC Technologies Holdings, Inc.	40,500	224,518
Agile Group Holdings, Ltd.	59,250	67,947
Agricultural Bank of China, Ltd., H Shares	918,000	307,748
Air China, Ltd., H Shares (A)	60,000	40,240
Airtac International Group	1,736	52,843
AK Medical Holdings, Ltd. (B)(C)	14,000	14,392
Alibaba Group Holding, Ltd. (A)	77,300	1,618,631
Alibaba Group Holding, Ltd., ADR (A)	17,741	2,962,570
A-Living Smart City Services Company, Ltd. (B)	22,000	87,436
Aluminum Corp. of China, Ltd., H Shares (A)	202,000	146,581
Angang Steel Company, Ltd., H Shares	70,200	53,632
Anhui Conch Cement Company, Ltd., H Shares	52,000	281,352
Anhui Expressway Company, Ltd., H Shares	20,000	12,246
ANTA Sports Products, Ltd.	21,000	431,358
Anton Oilfield Services Group (A)	144,000	8,189
Aowei Holdings, Ltd. (A)(D)	9,116,006	745,468
Asia Cement China Holdings Corp.	36,500	26,902
AsiaInfo Technologies, Ltd. (B)	14,800	24,302
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	4

	Shares	Value
China (continued)
AviChina Industry & Technology Company, Ltd., H Shares	143,000	$119,656
BAIC Motor Corp., Ltd., H Shares (B)	84,000	30,665
Baidu, Inc., ADR (A)	2,984	468,548
Baidu, Inc., Class A (A)	2,600	51,281
BAIOO Family Interactive, Ltd. (B)	78,000	8,396
Bank of China, Ltd., H Shares	1,814,075	635,713
Bank of Chongqing Company, Ltd., H Shares	37,000	21,536
Bank of Communications Company, Ltd., H Shares	204,858	117,651
Bank of Zhengzhou Company, Ltd., H Shares (A)(B)	66,000	15,622
Baozun, Inc., ADR (A)	1,783	42,935
BBMG Corp., H Shares (C)	115,500	20,765
BeiGene, Ltd. (A)(C)	8,200	194,321
Beijing Capital International Airport Company, Ltd., H Shares (A)	82,415	49,614
Beijing Capital Land, Ltd., H Shares (A)	127,000	44,860
Beijing Chunlizhengda Medical Instruments Company, Ltd., H Shares (A)(C)	7,250	18,249
Beijing Jingneng Clean Energy Company, Ltd., H Shares	50,000	12,856
Beijing North Star Company, Ltd., H Shares	40,000	6,843
BEST, Inc., ADR (A)(C)	10,734	13,954
Bilibili, Inc. (A)	840	66,919
Billion Industrial Holdings, Ltd. (A)(D)	12,000	7,318
BYD Company, Ltd., H Shares	14,000	470,668
BYD Electronic International Company, Ltd.	30,483	139,441
C&D Property Management Group Company, Ltd. (A)	21,000	11,452
CanSino Biologics, Inc., H Shares (A)(B)(C)	600	23,711
Central China Management Company, Ltd.	54,538	12,052
Central China Real Estate, Ltd.	54,538	13,302
Central China Securities Company, Ltd., H Shares	53,000	9,867
CGN Power Company, Ltd., H Shares (B)	204,000	45,100
Chaowei Power Holdings, Ltd.	37,000	11,463
Cheetah Mobile, Inc., ADR (A)	1,459	2,962
China Animal Healthcare, Ltd. (A)(D)	182,000	234
China Aoyuan Group, Ltd.	73,000	43,645
China BlueChemical, Ltd., H Shares	101,000	31,297
China Cinda Asset Management Company, Ltd., H Shares	384,000	68,106
China CITIC Bank Corp., Ltd., H Shares	239,962	110,317
China Coal Energy Company, Ltd., H Shares	89,000	63,479
China Communications Services Corp., Ltd., H Shares	109,200	58,029
China Conch Venture Holdings, Ltd.	51,000	208,734
China Construction Bank Corp., H Shares	3,086,000	2,223,642
China Datang Corp. Renewable Power Company, Ltd., H Shares	108,000	31,385
China Development Bank Financial Leasing Company, Ltd., H Shares (B)	72,000	9,999
China Dili Group (A)	120,400	31,981
5	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
China Dongxiang Group Company, Ltd.	152,000	$17,972
China Eastern Airlines Corp., Ltd., ADR (A)	1,460	27,813
China Eastern Airlines Corp., Ltd., H Shares (A)	36,000	13,787
China Electronics Optics Valley Union Holding Company, Ltd.	184,000	10,896
China Energy Engineering Corp., Ltd., H Shares	172,000	24,311
China Everbright Bank Company, Ltd., H Shares	96,000	34,409
China Evergrande Group (C)	68,566	38,477
China Feihe, Ltd. (B)	41,000	74,088
China Galaxy Securities Company, Ltd., H Shares	120,500	67,644
China Hanking Holdings, Ltd.	54,000	10,202
China Harmony Auto Holding, Ltd.	30,500	17,187
China Hongqiao Group, Ltd.	88,500	131,265
China Huarong Asset Management Company, Ltd., H Shares (A)(B)(D)	733,000	48,066
China Huiyuan Juice Group, Ltd. (A)(D)	141,000	9,155
China International Capital Corp., Ltd., H Shares (B)	42,800	99,522
China International Marine Containers Group Company, Ltd., H Shares	23,220	50,792
China Isotope & Radiation Corp. (C)	3,200	9,956
China Kepei Education Group, Ltd.	28,000	16,593
China Lesso Group Holdings, Ltd.	62,000	132,701
China Life Insurance Company, Ltd., H Shares	128,000	214,624
China Lilang, Ltd.	25,000	15,599
China Literature, Ltd. (A)(B)(C)	6,200	52,151
China Logistics Property Holdings Company, Ltd. (A)(B)	21,000	10,820
China Longyuan Power Group Corp., Ltd., H Shares	93,000	189,548
China Maple Leaf Educational Systems, Ltd. (A)	56,000	11,292
China Medical System Holdings, Ltd.	65,800	129,150
China Meidong Auto Holdings, Ltd.	26,000	130,412
China Merchants Bank Company, Ltd., H Shares	128,961	1,063,620
China Merchants Securities Company, Ltd., H Shares (B)	10,540	15,945
China Minsheng Banking Corp., Ltd., H Shares (C)	94,840	39,608
China Modern Dairy Holdings, Ltd. (C)	167,000	33,454
China Molybdenum Company, Ltd., H Shares	114,000	88,939
China National Building Material Company, Ltd., H Shares	188,600	257,552
China New Higher Education Group, Ltd. (B)	42,000	22,591
China Oilfield Services, Ltd., H Shares	104,000	90,339
China Oriental Group Company, Ltd.	84,000	31,040
China Pacific Insurance Group Company, Ltd., H Shares	99,400	280,146
China Petroleum & Chemical Corp., H Shares	448,000	215,550
China Railway Group, Ltd., H Shares	169,000	80,938
China Railway Signal & Communication Corp., Ltd., H Shares (B)	76,000	27,509
China Reinsurance Group Corp., H Shares	156,000	16,232
China Resources Medical Holdings Company, Ltd.	33,500	29,519
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	6

	Shares	Value
China (continued)
China Resources Pharmaceutical Group, Ltd. (B)	75,500	$39,264
China Sanjiang Fine Chemicals Company, Ltd.	41,000	16,367
China SCE Group Holdings, Ltd.	98,000	39,249
China Shenhua Energy Company, Ltd., H Shares	121,000	267,568
China Shineway Pharmaceutical Group, Ltd.	17,000	18,383
China Southern Airlines Company, Ltd., H Shares (A)	34,000	19,775
China Suntien Green Energy Corp., Ltd., H Shares	88,000	55,742
China Taifeng Beddings Holdings, Ltd. (A)(D)	46,000	2,874
China Tianrui Group Cement Company, Ltd. (A)(C)	25,000	19,262
China Tower Corp., Ltd., H Shares (B)	1,212,000	158,974
China Vanke Company, Ltd., H Shares	62,781	169,393
China XLX Fertiliser, Ltd.	50,000	37,099
China Yongda Automobiles Services Holdings, Ltd.	52,000	87,131
China Yuhua Education Corp., Ltd. (B)	28,000	14,962
China ZhengTong Auto Services Holdings, Ltd. (A)(C)	72,500	11,623
China Zhongwang Holdings, Ltd. (A)	54,200	11,762
Chinasoft International, Ltd. (A)	124,000	210,177
Chlitina Holding, Ltd.	2,000	14,354
Chongqing Rural Commercial Bank Company, Ltd., H Shares	152,000	58,147
CIFI Holdings Group Company, Ltd.	176,645	118,745
CITIC Securities Company, Ltd., H Shares	40,500	102,577
CITIC, Ltd.	96,923	120,420
COFCO Joycome Foods, Ltd.	75,000	22,174
Cogobuy Group (A)(B)	44,000	16,712
Colour Life Services Group Company, Ltd. (A)(C)	40,102	13,829
Consun Pharmaceutical Group, Ltd.	29,000	13,644
COSCO SHIPPING Development Company, Ltd., H Shares	181,000	38,131
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	84,000	32,759
COSCO SHIPPING Holdings Company, Ltd., H Shares (A)(C)	112,450	212,237
Country Garden Holdings Company, Ltd.	275,218	304,199
Country Garden Services Holdings Company, Ltd.	29,642	226,190
CPMC Holdings, Ltd.	27,000	16,147
CSC Financial Company, Ltd., H Shares (B)	31,000	33,916
CSPC Pharmaceutical Group, Ltd.	363,680	461,365
CT Environmental Group, Ltd. (A)(D)	154,000	6,059
DaFa Properties Group, Ltd. (C)	13,000	11,204
Dali Foods Group Company, Ltd. (B)	117,000	65,535
Datang International Power Generation Company, Ltd., H Shares	132,000	22,721
Dexin China Holdings Company, Ltd. (A)	60,000	21,918
Differ Group Holding Company, Ltd. (A)	146,000	50,553
Dongfang Electric Corp., Ltd., H Shares	18,600	25,460
Dongfeng Motor Group Company, Ltd., H Shares	126,000	137,969
Dongyue Group, Ltd.	56,000	192,629
DouYu International Holdings, Ltd., ADR (A)	3,157	13,512
7	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Dynagreen Environmental Protection Group Company, Ltd., H Shares	26,000	$12,376
ENN Energy Holdings, Ltd.	18,400	364,093
Everbright Securities Company, Ltd., H Shares (B)(C)	9,800	7,798
Fang Holdings, Ltd., ADR (A)	234	1,778
Fanhua, Inc., ADR	1,300	18,616
Flat Glass Group Company, Ltd., H Shares	9,000	52,604
Fosun International, Ltd.	71,693	90,684
Fu Shou Yuan International Group, Ltd.	53,000	47,807
Fufeng Group, Ltd. (A)	120,000	45,741
Fuguiniao Company, Ltd., H Shares (A)(D)	116,600	5,817
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	18,000	110,769
Ganfeng Lithium Company, Ltd., H Shares (B)	1,000	23,040
GDS Holdings, Ltd., ADR (A)	1,617	94,562
Genertec Universal Medical Group Company, Ltd. (B)	51,500	41,899
GF Securities Company, Ltd., H Shares	45,600	81,033
Golden Eagle Retail Group, Ltd.	26,000	22,934
GOME Retail Holdings, Ltd. (A)	247,000	26,688
Grand Baoxin Auto Group, Ltd. (A)	48,950	7,063
Great Wall Motor Company, Ltd., H Shares	67,500	311,332
Greatview Aseptic Packaging Company, Ltd.	54,000	22,210
Greenland Hong Kong Holdings, Ltd.	76,250	21,160
Greentown China Holdings, Ltd. (C)	54,000	82,834
Greentown Service Group Company, Ltd.	56,000	59,886
Guangshen Railway Company, Ltd., ADR (A)	7,024	63,216
Guangzhou Automobile Group Company, Ltd., H Shares	90,000	90,614
Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd., H Shares	12,000	30,628
Guangzhou R&F Properties Company, Ltd., H Shares	96,199	82,020
Guorui Properties, Ltd. (A)	53,000	2,246
Guotai Junan Securities Company, Ltd., H Shares (B)	9,000	12,578
Haichang Ocean Park Holdings, Ltd. (A)(B)	86,000	14,594
Haier Smart Home Company, Ltd., H Shares	55,400	208,692
Hailiang Education Group, Inc., ADR (A)	767	27,604
Hainan Meilan International Airport Company, Ltd., H Shares (A)	7,000	22,049
Haitian International Holdings, Ltd.	30,000	114,707
Haitong Securities Company, Ltd., H Shares	60,000	55,436
Harbin Bank Company, Ltd., H Shares (A)(B)	190,000	20,958
Harbin Electric Company, Ltd., H Shares (A)	44,000	14,471
Harmonicare Medical Holdings, Ltd. (A)(B)(D)	44,000	6,925
HC Group, Inc. (A)	53,500	5,760
Hebei Construction Group Corp., Ltd., H Shares (C)	6,500	1,987
Hello Group, Inc., ADR	9,177	120,586
Hengan International Group Company, Ltd.	37,000	214,270
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	8

	Shares	Value
China (continued)
Hisense Home Appliances Group Company, Ltd., H Shares	19,000	$22,306
Honghua Group, Ltd. (A)	191,000	5,199
Honworld Group, Ltd. (A)(B)(D)	20,500	7,283
Hope Education Group Company, Ltd. (B)	88,000	14,960
HOSA International, Ltd. (A)(D)	86,000	2,084
Hua Hong Semiconductor, Ltd. (A)(B)	14,000	82,394
Huadian Power International Corp., Ltd., H Shares	84,000	28,506
Huaneng Power International, Inc., H Shares	98,000	47,404
Huatai Securities Company, Ltd., H Shares (B)	25,800	37,008
Huazhu Group, Ltd., ADR (A)	1,981	95,662
Huishang Bank Corp., Ltd., H Shares (A)	40,200	13,534
HUYA, Inc., ADR (A)	1,323	14,143
iDreamSky Technology Holdings, Ltd. (A)(B)	24,800	15,039
Industrial & Commercial Bank of China, Ltd., H Shares	1,996,000	1,111,522
Inner Mongolia Yitai Coal Company, Ltd., H Shares	473,000	358,978
Innovent Biologics, Inc. (A)(B)	11,000	88,821
JD.com, Inc., ADR (A)	9,000	707,040
Jiangsu Expressway Company, Ltd., H Shares	40,000	41,494
Jiangxi Copper Company, Ltd., H Shares	31,000	62,726
Jingrui Holdings, Ltd. (A)	40,000	13,034
JinkoSolar Holding Company, Ltd., ADR (A)(C)	2,163	106,420
JNBY Design, Ltd.	10,500	24,906
Kaisa Group Holdings, Ltd. (A)	159,285	53,020
Kasen International Holdings, Ltd. (A)	50,000	5,134
Kinetic Mines and Energy, Ltd.	156,000	14,254
Kingdee International Software Group Company, Ltd. (A)	29,000	105,600
Kingsoft Corp., Ltd.	31,600	126,760
KWG Group Holdings, Ltd.	74,012	77,919
KWG Living Group Holdings, Ltd.	58,006	48,663
Legend Holdings Corp., H Shares (B)	21,600	34,776
Lenovo Group, Ltd.	336,000	370,619
LexinFintech Holdings, Ltd., ADR (A)	6,813	47,418
Li Ning Company, Ltd.	41,500	556,506
Lifetech Scientific Corp. (A)	130,000	70,261
Link Motion, Inc., ADR (A)(D)	6,959	964
Livzon Pharmaceutical Group, Inc., H Shares	6,300	23,277
Logan Group Company, Ltd.	71,000	84,629
Longfor Group Holdings, Ltd. (B)	65,000	281,276
Lonking Holdings, Ltd.	122,000	38,246
Luye Pharma Group, Ltd. (A)(B)	111,500	59,347
Meitu, Inc. (A)(B)	105,500	25,222
Meituan, Class B (A)(B)	21,300	681,058
Metallurgical Corp. of China, Ltd., H Shares	93,000	36,991
Microport Scientific Corp.	3,000	18,609
9	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Minth Group, Ltd.	42,000	$174,312
MOGU, Inc., ADR (A)	4,479	5,240
NetDragon Websoft Holdings, Ltd.	14,000	31,301
NetEase, Inc., ADR	7,187	700,158
New Century Healthcare Holding Company, Ltd. (A)(B)	31,500	4,806
New China Life Insurance Company, Ltd., H Shares	34,100	100,382
New Oriental Education & Technology Group, Inc., ADR (A)	16,550	37,403
NIO, Inc., ADR (A)	8,436	331,619
Niu Technologies, ADR (A)	500	13,445
Noah Holdings, Ltd., ADR (A)	409	15,943
NVC International Holdings, Ltd. (A)	168,000	4,176
Orient Securities Company, Ltd., H Shares (B)	29,200	28,734
PetroChina Company, Ltd., H Shares	696,000	304,027
PICC Property & Casualty Company, Ltd., H Shares	166,894	150,891
Pinduoduo, Inc., ADR (A)	1,984	198,440
Ping An Healthcare and Technology Company, Ltd. (A)(B)(C)	8,800	65,037
Ping An Insurance Group Company of China, Ltd., H Shares	228,500	1,769,294
Poly Property Services Company, Ltd., H Shares	3,400	20,784
Postal Savings Bank of China Company, Ltd., H Shares (B)	237,000	170,741
Powerlong Real Estate Holdings, Ltd.	71,000	57,680
Q Technology Group Company, Ltd.	23,000	40,379
Qingling Motors Company, Ltd., H Shares	34,000	8,766
Qunxing Paper Holdings Company, Ltd. (A)(D)	969,268	0
Red Star Macalline Group Corp., Ltd., H Shares (A)(B)	15,268	9,314
Redco Properties Group, Ltd. (B)	46,000	15,681
Redsun Properties Group, Ltd.	30,000	10,430
Ronshine China Holdings, Ltd. (A)	33,000	17,824
Sany Heavy Equipment International Holdings Company, Ltd.	61,000	78,387
Seazen Group, Ltd. (A)	128,000	113,368
Secoo Holding, Ltd., ADR (A)	313	623
S-Enjoy Service Group Company, Ltd. (A)	12,000	26,586
Shandong Chenming Paper Holdings, Ltd., H Shares (C)	19,376	11,027
Shandong Gold Mining Company, Ltd., H Shares (B)(C)	29,750	48,074
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	96,000	157,961
Shanghai Electric Group Company, Ltd., H Shares	92,000	26,125
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares (C)	6,500	41,698
Shanghai Fudan Microelectronics Group Company, Ltd., H Shares (A)	12,000	37,172
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Company, Ltd., H Shares	28,000	14,946
Shanghai Jin Jiang Capital Company, Ltd., H Shares	68,000	13,357
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	33,900	67,252
Shenzhen Expressway Company, Ltd., H Shares	20,000	19,186
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	10

	Shares	Value
China (continued)
Shenzhou International Group Holdings, Ltd.	16,400	$355,488
Shui On Land, Ltd. (A)	244,567	39,915
Sihuan Pharmaceutical Holdings Group, Ltd. (C)	103,000	30,589
Silergy Corp.	1,000	143,019
Sino-Ocean Group Holding, Ltd.	182,681	37,505
Sinopec Engineering Group Company, Ltd., H Shares	82,500	43,714
Sinopec Oilfield Service Corp., H Shares (A)	174,000	15,167
Sinopec Shanghai Petrochemical Company, Ltd., H Shares	188,000	40,490
Sinopharm Group Company, Ltd., H Shares	65,600	168,822
Sinotrans, Ltd., H Shares	114,574	46,648
Sinotruk Hong Kong, Ltd.	34,055	67,097
Skyfame Realty Holdings, Ltd.	114,000	13,633
SOHO China, Ltd. (A)	109,500	44,955
Sohu.com, Ltd., ADR (A)	975	22,815
Sun King Technology Group, Ltd. (A)(C)	54,000	30,861
Sunac China Holdings, Ltd.	113,000	288,920
Sunac Services Holdings, Ltd. (B)	5,116	13,328
Sunny Optical Technology Group Company, Ltd.	14,800	447,872
Tencent Holdings, Ltd.	110,000	6,793,908
Tencent Music Entertainment Group, ADR (A)	4,378	38,702
Tenwow International Holdings, Ltd. (A)(D)	177,000	6,486
The People’s Insurance Company Group of China, Ltd., H Shares	131,000	40,410
Tian Ge Interactive Holdings, Ltd. (A)(B)	32,000	4,077
Tian Shan Development Holding, Ltd. (A)	32,000	7,657
Tiangong International Company, Ltd. (C)	50,000	32,898
Tianjin Capital Environmental Protection Group Company, Ltd., H Shares	16,000	6,662
Tianli Education International Holdings, Ltd. (A)	58,000	14,994
Tianneng Power International, Ltd. (C)	36,700	49,118
Tingyi Cayman Islands Holding Corp.	90,000	160,267
Tong Ren Tang Technologies Company, Ltd., H Shares	19,000	14,154
Tongcheng-Elong Holdings, Ltd. (A)	30,400	70,868
Topsports International Holdings, Ltd. (B)	14,000	18,459
TravelSky Technology, Ltd., H Shares	31,500	59,007
Trigiant Group, Ltd. (A)	82,000	7,261
Trip.com Group, Ltd., ADR (A)	9,760	297,582
Tsaker Chemical Group, Ltd. (B)	22,500	4,307
Tsingtao Brewery Company, Ltd., H Shares	18,000	147,284
Tuniu Corp., ADR (A)	1,300	2,223
Uni-President China Holdings, Ltd.	71,600	67,673
Vipshop Holdings, Ltd., ADR (A)	12,489	184,712
Want Want China Holdings, Ltd.	228,000	154,939
Weibo Corp., ADR (A)	2,526	127,614
Weichai Power Company, Ltd., H Shares	60,600	152,915
11	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
China (continued)
Weiqiao Textile Company, H Shares	12,500	$4,624
West China Cement, Ltd.	162,000	25,835
Wisdom Education International Holdings Company, Ltd.	38,000	7,631
WuXi AppTec Company, Ltd., H Shares (B)	3,440	68,604
Wuxi Biologics Cayman, Inc. (A)(B)	27,000	418,013
Xiabuxiabu Catering Management China Holdings Company, Ltd. (A)(B)	26,500	23,415
Xiamen International Port Company, Ltd., H Shares	88,662	9,810
Xiaomi Corp., Class B (A)(B)	9,800	31,589
Xingda International Holdings, Ltd.	47,899	10,819
Xinhua Winshare Publishing and Media Company, Ltd., H Shares	22,650	15,901
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares (C)	25,498	48,882
Xinyi Energy Holdings, Ltd. (C)	18,000	11,009
Xinyi Solar Holdings, Ltd.	128,127	310,091
Xinyuan Real Estate Company, Ltd., ADR	4,413	10,062
Xtep International Holdings, Ltd. (C)	74,124	126,401
Xunlei, Ltd., ADR (A)(C)	3,300	12,342
Yadea Group Holdings, Ltd. (B)	46,000	81,849
Yanzhou Coal Mining Company, Ltd., H Shares	64,000	111,560
Yashili International Holdings, Ltd. (A)	114,000	8,064
YiChang HEC ChangJiang Pharmaceutical Company, Ltd., H Shares (B)(C)	27,600	19,132
Yida China Holdings, Ltd. (A)	28,000	3,678
Yihai International Holding, Ltd. (A)	13,000	70,331
Yiren Digital, Ltd., ADR (A)	1,046	3,525
Youyuan International Holdings, Ltd. (A)(D)	26,000	0
Yum China Holdings, Inc.	11,554	711,264
Yuzhou Group Holdings Company, Ltd.	169,454	32,660
Zhaojin Mining Industry Company, Ltd., H Shares (C)	38,000	31,038
Zhejiang Expressway Company, Ltd., H Shares	42,000	36,831
Zhejiang Glass Company, Ltd., H Shares (A)(D)	172,000	0
Zhengzhou Coal Mining Machinery Group Company, Ltd., H Shares	15,800	19,823
Zhenro Properties Group, Ltd.	19,000	11,091
ZhongAn Online P&C Insurance Company, Ltd., H Shares (A)(B)(C)	15,100	73,627
Zhongsheng Group Holdings, Ltd.	24,500	204,845
Zhongyuan Bank Company, Ltd., H Shares (A)(B)	42,000	6,046
Zhou Hei Ya International Holdings Company, Ltd. (A)(B)(C)	28,500	29,334
Zhuzhou CRRC Times Electric Company, Ltd., H Shares (A)	29,400	176,698
Zijin Mining Group Company, Ltd., H Shares	151,384	214,205
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	59,600	56,792
ZTE Corp., H Shares	24,200	85,238
ZTO Express Cayman, Inc., ADR	9,806	276,627
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	12

	Shares	Value
Colombia 0.2%		$341,279
Banco de Bogota SA	776	14,515
Bancolombia SA	4,563	37,614
Celsia SA ESP	23,575	26,958
Cementos Argos SA	29,845	46,718
Corp. Financiera Colombiana SA (A)	4,632	35,098
Ecopetrol SA	66,214	46,431
Grupo Argos SA	8,087	23,473
Grupo de Inversiones Suramericana SA	6,239	31,781
Grupo Energia Bogota SA ESP	17,578	12,569
Grupo Nutresa SA	4,184	24,066
Interconexion Electrica SA ESP	6,983	42,056
Cyprus 0.0%		32
Phoenix Vega Mezz PLC (A)	763	32
Czech Republic 0.1%		183,086
CEZ AS	3,574	112,660
Komercni banka AS (A)	952	36,605
O2 Czech Republic AS	1,704	20,750
Philip Morris CR AS	18	13,071
Egypt 0.0%		77,682
Commercial International Bank Egypt SAE, GDR (A)	26,729	77,682
Greece 0.3%		522,416
Alpha Services and Holdings SA (A)	23,649	32,785
Athens Water Supply & Sewage Company SA	1,181	11,657
Bank of Greece	1,576	29,861
Ellaktor SA (A)	9,660	17,697
Eurobank Ergasias Services and Holdings SA (A)	53,240	50,736
FF Group (A)(D)	6,657	11,790
GEK Terna Holding Real Estate Construction SA (A)	3,076	35,374
Hellenic Exchanges - Athens Stock Exchange SA	1,960	9,082
Hellenic Telecommunications Organization SA	3,641	71,673
Holding Company ADMIE IPTO SA (A)	8,138	25,553
JUMBO SA	1,883	29,576
LAMDA Development SA (A)	2,618	25,692
Motor Oil Hellas Corinth Refineries SA (A)	1,394	23,035
Mytilineos SA	2,258	42,391
National Bank of Greece SA (A)	12,054	36,441
Piraeus Financial Holdings SA (A)	763	1,287
Piraeus Port Authority SA	458	10,939
Public Power Corp. SA (A)	1,977	23,418
Sarantis SA	1,766	18,771
Terna Energy SA	1,025	14,658
13	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong 4.2%		$8,374,544
AAG Energy Holdings, Ltd. (B)	72,000	14,979
Alibaba Health Information Technology, Ltd. (A)	26,000	42,915
Alibaba Pictures Group, Ltd. (A)	410,000	43,698
Anxin-China Holdings, Ltd. (A)(D)	1,988,000	0
Asian Citrus Holdings, Ltd. (A)	144,000	4,554
Ausnutria Dairy Corp., Ltd. (A)	35,000	34,073
Beijing Energy International Holding Company, Ltd. (A)	146,000	5,166
Beijing Enterprises Clean Energy Group, Ltd. (A)	1,342,857	15,487
Beijing Enterprises Holdings, Ltd.	25,930	89,237
Beijing Enterprises Water Group, Ltd. (A)	212,000	87,436
Beijing Gas Blue Sky Holdings, Ltd. (A)(D)	904,000	13,483
Bosideng International Holdings, Ltd.	146,000	119,189
Brilliance China Automotive Holdings, Ltd. (A)	170,000	65,620
C C Land Holdings, Ltd.	240,540	57,519
C&D International Investment Group, Ltd. (A)	21,000	43,069
CA Cultural Technology Group, Ltd. (A)(C)	17,000	5,998
Canvest Environmental Protection Group Company, Ltd.	36,000	19,991
CECEP COSTIN New Materials Group, Ltd. (A)(D)	162,000	0
CGN New Energy Holdings Company, Ltd. (C)	66,000	39,864
China Aircraft Leasing Group Holdings, Ltd. (C)	12,000	8,477
China Chengtong Development Group, Ltd.	158,000	3,632
China Common Rich Renewable Energy Investments, Ltd. (A)(D)	2,486,000	68,723
China Education Group Holdings, Ltd. (C)	31,000	58,610
China Everbright Environment Group, Ltd.	128,111	88,572
China Everbright Greentech, Ltd. (B)(C)	31,000	10,631
China Everbright, Ltd.	35,000	43,923
China Fiber Optic Network System Group, Ltd. (A)(D)	419,600	15,106
China Foods, Ltd.	58,000	19,507
China Gas Holdings, Ltd.	101,400	293,514
China Grand Pharmaceutical and Healthcare Holdings, Ltd.	38,000	30,321
China High Precision Automation Group, Ltd. (A)(C)(D)	74,000	8,849
China High Speed Transmission Equipment Group Company, Ltd. (A)	25,000	18,084
China Jinmao Holdings Group, Ltd.	288,000	93,630
China Lumena New Materials Corp. (A)(D)	1,272,000	0
China Mengniu Dairy Company, Ltd. (A)	71,000	427,048
China Merchants Land, Ltd. (A)	86,000	11,275
China Merchants Port Holdings Company, Ltd.	72,324	121,673
China Metal Recycling Holdings, Ltd. (A)(D)	14,579,934	0
China New Town Development Company, Ltd. (A)	67,832	841
China Oceanwide Holdings, Ltd. (A)	240,000	4,462
China Oil & Gas Group, Ltd. (A)	337,040	18,229
China Overseas Grand Oceans Group, Ltd.	113,000	75,095
China Overseas Land & Investment, Ltd.	135,500	312,150
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	14

	Shares	Value
Hong Kong (continued)
China Overseas Property Holdings, Ltd.	50,667	$43,210
China Power International Development, Ltd.	111,666	45,092
China Properties Group, Ltd. (A)(D)	19,000	912
China Resources Beer Holdings Company, Ltd.	29,981	246,545
China Resources Cement Holdings, Ltd.	133,518	130,913
China Resources Gas Group, Ltd.	38,000	230,352
China Resources Land, Ltd.	116,444	432,510
China Resources Power Holdings Company, Ltd.	70,882	174,180
China South City Holdings, Ltd.	146,000	13,507
China Taiping Insurance Holdings Company, Ltd.	89,310	130,490
China Traditional Chinese Medicine Holdings Company, Ltd. (A)	170,000	80,915
China Travel International Investment Hong Kong, Ltd. (A)	146,000	20,426
China Vered Financial Holding Corp., Ltd. (A)	360,000	4,185
China Water Affairs Group, Ltd.	36,000	35,905
China Water Industry Group, Ltd. (A)	40,000	1,648
CIMC Enric Holdings, Ltd.	48,000	70,512
Citychamp Watch & Jewellery Group, Ltd. (A)	65,800	12,281
Comba Telecom Systems Holdings, Ltd. (C)	62,000	14,808
Concord New Energy Group, Ltd.	180,000	18,014
Continental Aerospace Technologies Holding, Ltd. (A)	186,799	3,261
COSCO SHIPPING Ports, Ltd.	95,295	79,247
CP Pokphand Company, Ltd.	282,000	32,279
Crazy Sports Group, Ltd. (A)	186,000	12,226
CWT International, Ltd. (A)	680,000	7,346
DBA Telecommunication Asia Holdings, Ltd. (A)(D)	32,000	0
Digital China Holdings, Ltd.	38,000	23,698
ESR Cayman, Ltd. (A)(B)	3,800	11,576
Essex Bio-technology, Ltd.	23,000	19,392
Far East Horizon, Ltd.	107,000	121,584
Fullshare Holdings, Ltd. (A)	110,000	1,484
Futu Holdings, Ltd., ADR (A)(C)	531	50,546
GCL New Energy Holdings, Ltd. (A)(C)	440,000	19,771
GCL-Poly Energy Holdings, Ltd. (A)	1,301,000	185,523
Geely Automobile Holdings, Ltd.	172,000	623,367
Gemdale Properties & Investment Corp., Ltd.	288,000	32,298
Glorious Property Holdings, Ltd. (A)	516,000	15,950
Goldlion Holdings, Ltd.	122,000	26,570
Guangdong Investment, Ltd.	80,000	111,102
Health & Happiness H&H International Holdings, Ltd.	13,000	37,214
Hi Sun Technology China, Ltd. (A)	105,000	17,749
Hopson Development Holdings, Ltd.	34,000	132,454
Hua Han Health Industry Holdings, Ltd. (A)(D)	1,111,910	30,309
Huanxi Media Group, Ltd. (A)	70,000	14,499
IMAX China Holding, Inc. (B)	7,300	10,614
15	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Inspur International, Ltd. (A)	28,000	$14,167
Jiayuan International Group, Ltd.	43,222	17,170
Joy City Property, Ltd.	316,000	17,436
Ju Teng International Holdings, Ltd.	59,722	12,282
Kingboard Holdings, Ltd.	36,148	177,737
Kingboard Laminates Holdings, Ltd.	60,000	117,988
Kunlun Energy Company, Ltd.	234,000	247,488
Lee & Man Chemical Company, Ltd.	14,000	10,793
Lee & Man Paper Manufacturing, Ltd.	70,000	61,436
Lifestyle China Group, Ltd. (A)	9,000	1,254
LK Technology Holdings, Ltd.	17,500	58,688
LVGEM China Real Estate Investment Company, Ltd. (A)	32,000	7,440
Mingfa Group International Company, Ltd. (A)	995,000	69,461
Minmetals Land, Ltd.	126,000	12,448
Nan Hai Corp., Ltd. (A)	1,900,000	12,214
Nine Dragons Paper Holdings, Ltd.	96,000	131,148
PAX Global Technology, Ltd.	50,000	61,817
Perennial Energy Holdings, Ltd.	20,000	4,391
Phoenix Media Investment Holdings, Ltd. (A)	76,000	5,358
Poly Property Group Company, Ltd.	153,000	40,484
Pou Sheng International Holdings, Ltd. (A)	144,000	29,114
Prinx Chengshan Holdings, Ltd.	10,500	10,405
REXLot Holdings, Ltd. (A)(D)	2,065,304	1,952
Road King Infrastructure, Ltd.	9,000	10,225
Shanghai Industrial Holdings, Ltd.	34,041	52,898
Shanghai Industrial Urban Development Group, Ltd.	115,349	9,485
Shenzhen International Holdings, Ltd.	85,083	111,029
Shenzhen Investment, Ltd.	149,175	44,278
Shimao Group Holdings, Ltd.	79,000	163,239
Shoucheng Holdings, Ltd.	81,600	17,537
Shougang Fushan Resources Group, Ltd.	145,268	46,629
Silver Grant International Holdings Group, Ltd. (A)	72,334	5,594
Sino Biopharmaceutical, Ltd.	257,750	215,576
Sinofert Holdings, Ltd. (A)	118,000	24,070
Sinolink Worldwide Holdings, Ltd. (A)	576,000	20,306
Sinopec Kantons Holdings, Ltd.	62,000	22,924
Skyworth Group, Ltd. (A)	75,885	23,707
SMI Holdings Group, Ltd. (A)(C)(D)	228,889	14,715
SSY Group, Ltd.	80,733	50,093
TCL Electronics Holdings, Ltd. (A)	39,600	20,978
Tech Pro Technology Development, Ltd. (A)(D)	966,000	4,856
Texhong Textile Group, Ltd.	7,000	10,669
The Wharf Holdings, Ltd.	38,000	128,253
Tian An China Investment Company, Ltd.	202,000	121,992
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	16

	Shares	Value
Hong Kong (continued)
Tianjin Port Development Holdings, Ltd.	154,000	$12,639
Tibet Water Resources, Ltd. (A)(C)	149,000	11,690
Time Watch Investments, Ltd. (A)	62,000	6,536
Tongda Group Holdings, Ltd. (A)(C)	270,000	8,680
Towngas China Company, Ltd. (A)	45,299	32,965
Truly International Holdings, Ltd. (A)	101,000	37,923
United Energy Group, Ltd.	462,000	71,710
Vinda International Holdings, Ltd. (C)	18,000	53,054
Wasion Holdings, Ltd.	32,000	10,472
Yuexiu Property Company, Ltd.	79,503	74,525
Yuexiu Transport Infrastructure, Ltd.	36,000	21,230
Zhongyu Gas Holdings, Ltd.	20,006	17,034
Zhuguang Holdings Group Company, Ltd.	60,000	13,268
Hungary 0.3%		491,468
Magyar Telekom Telecommunications PLC	19,638	28,631
MOL Hungarian Oil & Gas PLC	18,291	149,968
OTP Bank NYRT (A)	4,528	273,454
Richter Gedeon NYRT	1,315	39,415
India 13.7%		27,016,091
Aarti Industries, Ltd.	4,856	62,260
ABB Power Products & Systems India, Ltd.	187	5,485
Abbott India, Ltd.	167	43,941
ACC, Ltd.	2,457	80,868
Adani Enterprises, Ltd.	7,097	153,901
Adani Green Energy, Ltd. (A)	12,516	182,554
Adani Ports & Special Economic Zone, Ltd.	16,166	164,898
Adani Power, Ltd. (A)	35,840	48,167
Adani Total Gas, Ltd.	2,163	42,935
Adani Transmission, Ltd. (A)	8,526	184,152
Aditya Birla Capital, Ltd. (A)	27,085	39,811
Aegis Logistics, Ltd.	7,126	25,905
AIA Engineering, Ltd.	1,625	45,141
Ajanta Pharma, Ltd.	910	27,767
Akzo Nobel India, Ltd.	703	21,281
Alembic Pharmaceuticals, Ltd.	4,003	41,196
Alkyl Amines Chemicals	763	44,694
Amara Raja Batteries, Ltd.	2,106	20,159
Ambuja Cements, Ltd.	10,422	60,119
APL Apollo Tubes, Ltd. (A)	1,705	38,845
Apollo Hospitals Enterprise, Ltd.	1,902	129,594
Apollo Tyres, Ltd.	12,370	35,977
Arvind Fashions, Ltd. (A)	13,821	48,028
Arvind, Ltd. (A)	13,022	16,125
17	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Asahi India Glass, Ltd. (A)	8,227	$40,299
Ashok Leyland, Ltd.	34,275	57,432
Ashoka Buildcon, Ltd. (A)	9,141	12,456
Asian Paints, Ltd.	5,668	248,190
Astral, Ltd.	2,457	68,493
Atul, Ltd.	479	59,869
AU Small Finance Bank, Ltd. (A)(B)	1,709	26,274
Aurobindo Pharma, Ltd.	10,100	100,568
Avanti Feeds, Ltd.	3,600	27,766
Avenue Supermarts, Ltd. (A)(B)	995	53,772
Axis Bank, Ltd. (A)	26,398	283,557
Bajaj Auto, Ltd.	1,404	71,687
Bajaj Consumer Care, Ltd.	5,535	18,611
Bajaj Electricals, Ltd. (A)	1,885	31,059
Bajaj Finance, Ltd.	3,290	338,179
Bajaj Finserv, Ltd.	646	150,821
Bajaj Holdings & Investment, Ltd.	1,158	68,600
Balkrishna Industries, Ltd.	2,408	75,629
Balrampur Chini Mills, Ltd.	6,172	31,220
Bank of Baroda (A)	25,551	26,937
BASF India, Ltd.	543	26,571
Bata India, Ltd.	2,050	49,590
Bayer CropScience, Ltd.	196	14,860
BEML, Ltd.	785	14,158
Berger Paints India, Ltd.	3,552	39,761
Bharat Electronics, Ltd.	37,442	95,138
Bharat Forge, Ltd.	4,144	43,370
Bharat Heavy Electricals, Ltd. (A)	35,750	25,710
Bharat Petroleum Corp., Ltd.	15,189	97,836
Bharti Airtel, Ltd. (A)	48,020	434,393
Biocon, Ltd. (A)	9,991	48,881
Birla Corp., Ltd. (A)	940	17,470
Birlasoft, Ltd.	6,697	38,044
Blue Star, Ltd.	1,883	19,900
Bosch, Ltd.	149	28,275
Brigade Enterprises, Ltd.	3,433	15,638
Britannia Industries, Ltd.	1,201	65,426
BSE, Ltd.	1,351	22,044
Cadila Healthcare, Ltd.	4,469	33,811
Can Fin Homes, Ltd.	3,284	25,625
Canara Bank (A)	12,044	26,087
Capacit’e Infraprojects, Ltd. (A)	2,705	5,538
Carborundum Universal, Ltd.	4,213	47,667
Castrol India, Ltd.	11,199	20,531
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	18

	Shares	Value
India (continued)
CCL Products India, Ltd.	3,414	$18,748
Ceat, Ltd.	1,368	23,947
Central Depository Services India, Ltd.	1,657	26,967
Century Plyboards India, Ltd.	292	1,619
Century Textiles & Industries, Ltd.	1,858	19,731
CESC, Ltd.	1,627	17,975
Chambal Fertilizers & Chemicals, Ltd.	4,626	20,280
Chennai Petroleum Corp., Ltd. (A)	3,148	4,596
Chennai Super Kings Cricket, Ltd. (A)(D)	271,316	8,362
Cholamandalam Financial Holdings, Ltd.	3,690	34,799
Cholamandalam Investment and Finance Company, Ltd.	11,385	85,969
Cipla, Ltd.	10,855	140,965
City Union Bank, Ltd.	16,091	33,360
Coal India, Ltd.	26,598	53,022
Coforge, Ltd.	593	42,264
Colgate-Palmolive India, Ltd.	2,924	67,475
Container Corp. of India, Ltd.	5,331	49,531
Coromandel International, Ltd.	5,759	62,375
CRISIL, Ltd.	519	19,334
Crompton Greaves Consumer Electricals, Ltd.	12,226	79,257
Cummins India, Ltd.	3,376	46,145
Cyient, Ltd.	3,035	40,579
Dabur India, Ltd.	7,764	65,921
Dalmia Bharat, Ltd. (A)	3,405	102,361
DCB Bank, Ltd. (A)	11,434	14,453
DCM Shriram, Ltd.	3,338	40,490
Deepak Fertilisers & Petrochemicals Corp., Ltd.	2,991	16,726
Deepak Nitrite, Ltd.	2,523	78,753
Delta Corp., Ltd.	8,433	20,824
Dhampur Sugar Mills, Ltd.	2,251	9,613
Dhani Services, Ltd. (A)	7,011	18,923
Dhani Services, Ltd., Partly Paid Shares (A)	5,473	6,514
Dilip Buildcon, Ltd. (B)	2,723	18,957
Dish TV India, Ltd. (A)	46,324	7,951
Dishman Carbogen Amcis, Ltd. (A)	1,354	3,434
Divi’s Laboratories, Ltd.	2,028	143,486
Dixon Technologies India, Ltd. (A)	785	44,642
DLF, Ltd.	9,438	41,257
Dr. Lal PathLabs, Ltd. (B)	592	32,846
Dr. Reddy’s Laboratories, Ltd.	1,484	95,692
DRC Systems India, Ltd. (A)	4	15
eClerx Services, Ltd.	1,785	55,050
Edelweiss Financial Services, Ltd.	26,662	29,617
Eicher Motors, Ltd.	5,480	200,240
19	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
EID Parry India, Ltd. (A)	5,725	$31,609
EIH, Ltd. (A)	9,617	13,528
Emami, Ltd.	6,514	53,080
Endurance Technologies, Ltd. (B)	1,718	39,116
Engineers India, Ltd.	7,872	7,851
EPL, Ltd.	5,314	17,120
Escorts, Ltd.	2,520	46,331
Exide Industries, Ltd.	19,965	44,096
Federal Bank, Ltd.	68,325	75,699
Fine Organic Industries, Ltd.	295	11,486
Finolex Industries, Ltd. (A)	22,715	52,019
Firstsource Solutions, Ltd.	9,568	23,714
Fortis Healthcare, Ltd. (A)	13,636	54,008
Future Lifestyle Fashions, Ltd. (A)	2,234	1,531
GAIL India, Ltd.	61,985	124,316
Garware Technical Fibres, Ltd. (A)	570	24,514
Gillette India, Ltd.	541	43,116
GlaxoSmithKline Pharmaceuticals, Ltd.	911	19,117
Glenmark Pharmaceuticals, Ltd.	6,753	48,945
Godfrey Phillips India, Ltd.	824	11,125
Godrej Consumer Products, Ltd. (A)	6,941	104,456
Godrej Industries, Ltd. (A)	1,720	13,187
Godrej Properties, Ltd. (A)	1,212	24,683
Granules India, Ltd.	10,612	47,884
Graphite India, Ltd.	3,367	29,395
Grasim Industries, Ltd.	3,538	72,513
Grindwell Norton, Ltd.	1,284	22,703
Gujarat Alkalies & Chemicals, Ltd.	2,634	16,335
Gujarat Ambuja Exports, Ltd.	9,856	24,559
Gujarat Fluorochemicals, Ltd. (A)	1,130	26,914
Gujarat Gas, Ltd.	7,197	70,849
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	3,833	17,357
Gujarat Pipavav Port, Ltd.	8,466	11,772
Gujarat State Petronet, Ltd.	14,293	68,534
Gulf Oil Lubricants India, Ltd.	1,134	9,459
Hatsun Agro Product, Ltd.	2,889	42,603
Havells India, Ltd.	2,687	46,152
HCL Technologies, Ltd.	29,237	471,484
HDFC Asset Management Company, Ltd. (B)	1,011	42,483
HDFC Bank, Ltd.	54,469	1,174,392
HDFC Life Insurance Company, Ltd. (B)	5,636	55,276
HEG, Ltd.	690	21,194
HeidelbergCement India, Ltd.	5,347	19,344
Hemisphere Properties India, Ltd. (A)	2,825	5,205
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	20

	Shares	Value
India (continued)
Heritage Foods, Ltd.	1,223	$7,781
Hero MotoCorp, Ltd.	4,382	163,938
HFCL, Ltd. (A)	51,247	47,640
Hikal, Ltd.	4,873	42,420
HIL, Ltd.	253	19,690
Himadri Speciality Chemical, Ltd.	8,292	5,271
Hindalco Industries, Ltd.	35,906	230,480
Hinduja Global Solutions, Ltd.	960	35,823
Hindustan Petroleum Corp., Ltd.	16,548	60,412
Hindustan Unilever, Ltd.	10,229	380,391
Honeywell Automation India, Ltd.	22	11,944
Housing Development Finance Corp., Ltd.	15,093	575,709
ICICI Bank, Ltd.	68,687	671,709
ICICI Lombard General Insurance Company, Ltd. (B)	4,220	92,295
ICICI Prudential Life Insurance Company, Ltd. (B)	4,759	42,874
IDFC First Bank, Ltd. (A)	60,771	35,580
IDFC, Ltd. (A)	60,709	41,686
IIFL Finance, Ltd.	15,283	58,742
IIFL Securities, Ltd.	25,293	32,253
IIFL Wealth Management, Ltd.	2,364	52,307
India Glycols, Ltd.	1,050	10,111
Indiabulls Housing Finance, Ltd.	11,122	34,017
IndiaMart InterMesh, Ltd. (B)	96	10,266
Indian Bank	7,502	12,761
Indian Energy Exchange, Ltd. (B)	1,765	12,144
Indian Oil Corp., Ltd.	38,014	57,658
Indo Count Industries, Ltd.	5,802	18,511
Indraprastha Gas, Ltd.	8,878	66,268
Indus Towers, Ltd.	16,840	49,432
IndusInd Bank, Ltd.	5,361	72,641
Infibeam Avenues, Ltd. (A)	3,924	2,512
Info Edge India, Ltd.	607	51,328
Infosys, Ltd.	64,432	1,509,578
Inox Leisure, Ltd. (A)	4,238	17,973
Intellect Design Arena, Ltd. (A)	4,460	40,079
InterGlobe Aviation, Ltd. (A)(B)	872	22,754
Ipca Laboratories, Ltd.	1,956	69,330
IRB Infrastructure Developers, Ltd. (A)	7,984	17,921
ITC, Ltd.	64,928	187,331
Jaiprakash Power Ventures, Ltd. (A)	246,265	13,478
Jamna Auto Industries, Ltd.	8,736	10,810
JB Chemicals & Pharmaceuticals, Ltd.	470	10,979
Jindal Saw, Ltd.	11,500	18,531
Jindal Stainless Hisar, Ltd. (A)	8,000	31,338
21	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Jindal Stainless, Ltd. (A)	16,249	$33,192
Jindal Steel & Power, Ltd. (A)	30,545	157,130
JK Cement, Ltd.	1,185	53,287
JK Paper, Ltd.	7,345	24,499
JK Tyre & Industries, Ltd.	5,594	11,090
JM Financial, Ltd.	20,631	26,114
Johnson Controls-Hitachi Air Conditioning India, Ltd. (A)	307	9,205
JSW Energy, Ltd.	20,110	72,804
JSW Steel, Ltd.	26,798	251,416
Jubilant Foodworks, Ltd.	1,637	89,411
Jubilant Ingrevia, Ltd.	7,891	80,258
Jubilant Pharmova, Ltd.	5,533	50,243
Just Dial, Ltd. (A)	1,443	18,748
Jyothy Labs, Ltd.	3,881	8,532
Kajaria Ceramics, Ltd.	2,313	37,451
Kalpataru Power Transmission, Ltd.	4,585	25,949
Kansai Nerolac Paints, Ltd.	2,011	17,031
KEC International, Ltd.	5,101	29,682
KEI Industries, Ltd.	2,534	26,378
Kirloskar Oil Engines, Ltd.	5,185	15,460
KNR Constructions, Ltd. (A)	10,900	49,475
Kotak Mahindra Bank, Ltd.	13,388	320,329
KPIT Technologies, Ltd.	7,331	33,818
KPR Mill, Ltd.	1,579	38,470
KRBL, Ltd. (A)	3,905	13,065
L&T Finance Holdings, Ltd. (A)	29,921	33,986
L&T Technology Services, Ltd. (B)	750	40,224
Lakshmi Machine Works, Ltd.	116	12,715
Larsen & Toubro Infotech, Ltd. (B)	1,279	93,315
Larsen & Toubro, Ltd.	11,952	273,209
Laurus Labs, Ltd. (B)	2,185	19,877
LIC Housing Finance, Ltd.	15,156	83,137
Linde India, Ltd.	1,190	37,308
LT Foods, Ltd.	10,845	9,959
Lupin, Ltd.	6,896	90,122
LUX Industries, Ltd.	400	21,693
Mahanagar Gas, Ltd.	2,409	37,769
Maharashtra Scooters, Ltd.	206	12,966
Mahindra & Mahindra Financial Services, Ltd.	31,685	69,325
Mahindra & Mahindra, Ltd.	12,758	138,216
Mahindra CIE Automotive, Ltd. (A)	10,554	34,659
Mahindra Holidays & Resorts India, Ltd. (A)	2,153	9,334
Mahindra Lifespace Developers, Ltd. (A)	1,108	11,557
Manappuram Finance, Ltd.	18,276	40,008
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	22

	Shares	Value
India (continued)
Mangalore Refinery & Petrochemicals, Ltd. (A)	16,715	$9,812
Marico, Ltd.	10,341	77,222
Marksans Pharma, Ltd.	20,609	19,972
Maruti Suzuki India, Ltd.	865	80,813
MAS Financial Services, Ltd. (B)	338	3,561
Mastek, Ltd.	812	28,547
Max Financial Services, Ltd. (A)	1,846	27,512
Mayur Uniquoters, Ltd.	1,222	7,811
Meghmani Finechem, Ltd. (A)	810	6,646
Meghmani Organics, Ltd. (A)	8,623	13,347
Metropolis Healthcare, Ltd. (B)	361	13,942
Minda Industries, Ltd.	5,289	51,279
Mindtree, Ltd.	1,858	92,114
MOIL, Ltd.	5,355	12,191
Motherson Sumi Systems, Ltd. (A)	27,023	80,796
Motilal Oswal Financial Services, Ltd.	2,377	26,451
Mphasis, Ltd. (A)	2,800	111,288
MRF, Ltd.	57	62,044
Multi Commodity Exchange of India, Ltd.	573	11,905
Muthoot Finance, Ltd.	5,198	107,870
Natco Pharma, Ltd.	2,708	34,875
National Aluminium Company, Ltd.	30,687	37,985
Navin Fluorine International, Ltd.	486	26,783
Navneet Education, Ltd. (A)	6,879	9,613
NBCC India, Ltd.	20,368	12,358
NCC, Ltd.	22,228	24,083
NESCO, Ltd.	1,774	13,929
Nestle India, Ltd.	576	153,642
NHPC, Ltd.	49,668	18,321
NIIT, Ltd.	4,498	19,375
NMDC, Ltd.	20,256	42,578
NOCIL, Ltd.	4,078	15,412
NTPC, Ltd.	64,531	102,205
Oberoi Realty, Ltd. (A)	5,897	57,348
Oil & Natural Gas Corp., Ltd.	49,081	80,655
Oil India, Ltd.	11,025	27,085
Omaxe, Ltd. (A)	3,052	3,208
Oracle Financial Services Software, Ltd.	733	47,216
Orient Cement, Ltd.	11,602	24,032
Page Industries, Ltd.	144	61,756
Parag Milk Foods, Ltd. (B)	3,025	5,509
Persistent Systems, Ltd.	2,040	92,409
Petronet LNG, Ltd.	31,783	98,930
Pfizer, Ltd.	365	28,532
23	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
PI Industries, Ltd.	1,410	$65,900
Pidilite Industries, Ltd.	1,980	61,744
Piramal Enterprises, Ltd.	2,644	94,190
PNB Housing Finance, Ltd. (A)(B)	3,296	29,573
PNC Infratech, Ltd.	3,706	15,926
Power Finance Corp., Ltd.	36,899	64,922
Power Grid Corp. of India, Ltd.	46,280	110,989
Praj Industries, Ltd.	5,641	25,472
Prestige Estates Projects, Ltd. (A)	9,831	47,456
Prism Johnson, Ltd. (A)	8,573	15,108
Procter & Gamble Health, Ltd.	219	16,321
Procter & Gamble Hygiene & Health Care, Ltd.	209	39,768
PTC India, Ltd.	18,544	26,166
Punjab & Sind Bank (A)	39,923	9,198
Punjab National Bank (A)	48,156	24,010
Quess Corp., Ltd. (B)	3,110	36,010
Radico Khaitan, Ltd. (A)	2,854	34,115
Rain Industries, Ltd.	8,295	25,473
Rajesh Exports, Ltd.	2,147	17,186
Rallis India, Ltd.	4,796	18,428
Rashtriya Chemicals & Fertilizers, Ltd.	12,255	12,072
Ratnamani Metals & Tubes, Ltd. (A)	755	22,228
Raymond, Ltd. (A)	2,169	11,978
RBL Bank, Ltd. (A)(B)	11,999	27,015
REC, Ltd.	37,469	77,649
Redington India Ltd. (A)	17,968	38,312
Redington India, Ltd.	17,968	38,312
Relaxo Footwears, Ltd.	1,337	21,754
Reliance Industries, Ltd.	35,449	1,093,230
Reliance Power, Ltd. (A)	70,059	10,844
Sanofi India, Ltd.	330	40,873
SBI Life Insurance Company, Ltd. (B)	2,278	37,074
Schaeffler India, Ltd.	316	31,279
Sequent Scientific, Ltd. (A)	6,725	21,129
SH Kelkar & Company, Ltd. (B)	2,917	5,883
Shoppers Stop, Ltd. (A)	6,430	21,116
Shree Cement, Ltd.	180	69,504
Shriram City Union Finance, Ltd.	1,314	37,850
Shriram Transport Finance Company, Ltd.	8,324	153,122
Siemens, Ltd.	491	15,243
SKF India, Ltd.	1,306	54,920
Sobha, Ltd.	2,447	20,889
Solar Industries India, Ltd.	775	18,502
Sonata Software, Ltd.	2,617	29,881
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	24

	Shares	Value
India (continued)
SpiceJet, Ltd. (A)	9,074	$8,836
SRF, Ltd.	858	119,530
State Bank of India	21,389	124,249
Steel Authority of India, Ltd.	35,661	59,158
Sterlite Technologies, Ltd.	5,984	21,193
Strides Pharma Science, Ltd.	1,444	12,076
Sudarshan Chemical Industries, Ltd.	1,793	16,301
Sun Pharmaceutical Industries, Ltd.	14,156	153,901
Sun TV Network, Ltd.	3,349	22,091
Sundaram Finance Holdings, Ltd.	10,043	10,748
Sundaram Finance, Ltd.	1,639	58,089
Sundram Fasteners, Ltd.	4,560	49,536
Sunteck Realty, Ltd.	3,702	18,558
Supreme Industries, Ltd.	1,453	43,561
Supreme Petrochem, Ltd.	1,965	17,801
Suven Pharmaceuticals, Ltd.	7,762	56,884
Suvidhaa Infoserve, Ltd. (A)	257	74
Syngene International, Ltd. (A)(B)	5,386	47,631
Tanla Platforms, Ltd.	1,023	12,553
Tata Chemicals, Ltd.	2,841	32,824
Tata Communications, Ltd.	2,825	54,471
Tata Consultancy Services, Ltd.	24,351	1,264,377
Tata Consumer Products, Ltd.	16,076	190,618
Tata Elxsi, Ltd.	1,315	86,411
Tata Metaliks, Ltd.	1,562	22,505
Tata Motors, Ltd. (A)	45,265	178,446
Tata Steel, Ltd.	10,874	214,780
Tech Mahindra, Ltd.	15,352	304,278
The Great Eastern Shipping Company, Ltd.	4,812	23,500
The India Cements, Ltd.	6,706	14,984
The Indian Hotels Company, Ltd.	21,970	42,057
The Karnataka Bank, Ltd.	11,008	9,265
The Karur Vysya Bank, Ltd.	30,314	18,143
The Phoenix Mills, Ltd. (A)	3,443	40,739
The Ramco Cements, Ltd.	4,331	59,711
The South Indian Bank, Ltd. (A)	46,489	6,284
The Tata Power Company, Ltd.	51,479	90,723
Thermax, Ltd.	1,264	24,356
Thomas Cook India, Ltd. (A)	8,758	7,066
Thyrocare Technologies, Ltd. (B)	792	14,054
Time Technoplast, Ltd.	8,084	8,293
Timken India, Ltd.	647	14,713
Titan Company, Ltd.	5,221	137,043
Torrent Pharmaceuticals, Ltd.	1,873	79,459
25	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India (continued)
Torrent Power, Ltd.	6,822	$45,069
Trident, Ltd.	74,360	20,963
Triveni Engineering & Industries, Ltd. (A)	7,321	17,303
Tube Investments of India, Ltd.	6,351	120,828
TVS Motor Company, Ltd.	1,895	13,613
UltraTech Cement, Ltd.	1,459	156,211
United Spirits, Ltd. (A)	6,131	59,827
UPL, Ltd.	19,517	197,213
VA Tech Wabag, Ltd. (A)	1,854	8,512
Vaibhav Global, Ltd.	4,525	44,845
Vakrangee, Ltd.	23,506	12,594
Vardhman Textiles, Ltd. (A)	726	18,326
Varun Beverages, Ltd.	3,804	43,949
Vedanta, Ltd.	9,334	38,608
V-Guard Industries, Ltd.	5,667	18,963
Vinati Organics, Ltd.	1,364	33,565
V-Mart Retail, Ltd. (A)	527	25,816
Vodafone Idea, Ltd. (A)	184,086	15,219
Welspun Corp., Ltd.	6,625	10,767
Welspun Enterprises, Ltd.	5,021	6,723
Welspun India, Ltd.	19,448	33,683
West Coast Paper Mills, Ltd. (A)	2,240	7,175
Wheels India, Ltd.	626	7,066
Wipro, Ltd.	34,273	300,453
Wockhardt, Ltd. (A)	2,843	15,813
Yes Bank, Ltd. (A)	94,414	13,957
Zee Entertainment Enterprises, Ltd.	33,911	79,550
Zensar Technologies, Ltd.	4,737	29,257
Indonesia 1.5%		2,924,743
Ace Hardware Indonesia Tbk PT	416,900	40,541
Adaro Energy Tbk PT	644,300	56,874
AKR Corporindo Tbk PT	65,100	17,730
Alam Sutera Realty Tbk PT (A)	750,400	8,516
Aneka Tambang Tbk	220,654	36,948
Arwana Citramulia Tbk PT	400,400	21,332
Astra International Tbk PT	270,800	99,139
Astrindo Nusantara Infrastructure Tbk PT (A)	3,785,000	13,269
Asuransi Maximus Graha Persada Tbk PT (A)	277,300	2,727
Bakrie Telecom Tbk PT (A)(D)	22,579,900	39,579
Bank BTPN Syariah Tbk PT	79,200	15,533
Bank Central Asia Tbk PT	157,900	362,446
Bank Mandiri Persero Tbk PT	201,392	86,093
Bank Negara Indonesia Persero Tbk PT	107,203	40,508
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	26

	Shares	Value
Indonesia (continued)
Bank Pan Indonesia Tbk PT (A)	191,900	$10,557
Bank Rakyat Indonesia Persero Tbk PT	749,700	206,171
Bank Tabungan Negara Persero Tbk PT (A)	190,698	18,747
Barito Pacific Tbk PT	326,600	24,365
BISI International Tbk PT	514,000	34,988
Buana Lintas Lautan Tbk PT (A)	605,600	10,948
Bukit Asam Tbk PT	184,700	27,314
Bumi Serpong Damai Tbk PT (A)	427,200	28,741
Bumi Teknokultura Unggul Tbk PT (A)	1,489,900	5,223
Capital Financial Indonesia Tbk PT (A)	369,300	9,993
Charoen Pokphand Indonesia Tbk PT	137,720	61,730
Ciputra Development Tbk PT	455,461	27,905
Citra Marga Nusaphala Persada Tbk PT (A)	302,662	34,681
City Retail Developments Tbk PT (A)	1,918,900	19,207
Erajaya Swasembada Tbk PT	459,100	19,426
Gudang Garam Tbk PT	11,943	27,656
Hanson International Tbk PT (A)(D)	4,000,200	14,023
Indah Kiat Pulp & Paper Tbk PT	98,200	54,345
Indika Energy Tbk PT (A)	129,600	12,171
Indo Tambangraya Megah Tbk PT	23,700	26,570
Indocement Tunggal Prakarsa Tbk PT	39,800	31,360
Indofood CBP Sukses Makmur Tbk PT (A)	37,500	22,159
Indofood Sukses Makmur Tbk PT (A)	181,000	78,299
Indo-Rama Synthetics Tbk PT (A)	16,900	4,843
Indosat Tbk PT (A)	29,500	13,083
Inovisi Infracom Tbk PT (A)(D)	671,012	132
Japfa Comfeed Indonesia Tbk PT	311,000	39,370
Kalbe Farma Tbk PT	565,000	53,253
Kapuas Prima Coal Tbk PT (A)	551,200	5,061
Link Net Tbk PT	56,900	16,156
Lippo Karawaci Tbk PT (A)	1,947,337	18,135
Mayora Indah Tbk PT	103,900	15,665
Medco Energi Internasional Tbk PT (A)	376,992	12,543
Media Nusantara Citra Tbk PT (A)	365,800	22,433
Merdeka Copper Gold Tbk PT (A)	234,100	46,260
Mitra Adiperkasa Tbk PT (A)	359,500	18,644
Mitra Keluarga Karyasehat Tbk PT	85,700	13,993
MNC Sky Vision Tbk PT (A)	430,900	11,375
MNC Vision Networks Tbk PT (A)	520,500	10,139
Pabrik Kertas Tjiwi Kimia Tbk PT	20,000	10,582
Pakuwon Jati Tbk PT (A)	592,000	18,977
Paninvest Tbk PT (A)	379,500	19,962
Perusahaan Gas Negara Tbk PT (A)	367,300	26,617
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (A)	237,500	18,229
27	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Indonesia (continued)
Pool Advista Indonesia Tbk PT (A)(D)	37,300	$131
PP Persero Tbk PT (A)	214,287	13,572
Puradelta Lestari Tbk PT	506,700	6,667
Ramayana Lestari Sentosa Tbk PT (A)	152,300	6,825
Rimo International Lestari Tbk PT (A)(D)	2,464,700	8,640
Sampoerna Agro Tbk PT (A)	618,600	76,061
Sarana Menara Nusantara Tbk PT	545,700	51,260
Semen Indonesia Persero Tbk PT	87,000	56,343
Sinar Mas Multiartha Tbk PT (A)	37,000	30,475
Sri Rejeki Isman Tbk PT (A)(D)	937,100	9,593
Sugih Energy Tbk PT (A)(D)	8,409,300	29,480
Sumber Alfaria Trijaya Tbk PT	217,500	20,612
Summarecon Agung Tbk PT (A)	388,947	21,645
Surya Citra Media Tbk PT (A)	218,700	31,103
Surya Semesta Internusa Tbk PT (A)	132,900	4,543
Suryainti Permata Tbk PT (A)(D)	1,802,000	0
Telkom Indonesia Persero Tbk PT	615,500	146,884
Tempo Scan Pacific Tbk PT	65,700	6,746
Tower Bersama Infrastructure Tbk PT	200,600	43,992
Trada Alam Minera Tbk PT (A)(D)	1,919,200	4,710
Transcoal Pacific Tbk PT (A)	27,200	16,207
Trias Sentosa Tbk PT	706,000	26,004
Truba Alam Manunggal Engineering PT (A)(D)	19,436,000	0
Tunas Ridean Tbk PT	542,200	49,505
Ultrajaya Milk Industry & Trading Company Tbk PT	211,100	23,451
Unilever Indonesia Tbk PT	123,800	35,151
United Tractors Tbk PT	67,500	94,882
Vale Indonesia Tbk PT	65,100	23,158
Waskita Beton Precast Tbk PT (A)	592,800	5,567
Wijaya Karya Persero Tbk PT (A)	178,676	11,755
XL Axiata Tbk PT	141,800	26,515
Malaysia 1.5%		2,949,995
7-Eleven Malaysia Holdings BHD	7,039	2,578
Alliance Bank Malaysia BHD	38,100	23,471
AMMB Holdings BHD (A)	46,050	33,579
Axiata Group BHD	52,007	51,816
Batu Kawan BHD	18,700	93,948
Berjaya Sports Toto BHD	31,065	14,797
BIMB Holdings BHD (C)	25,000	23,877
Bintulu Port Holdings BHD	300	332
Boustead Holdings BHD (A)	20,507	2,983
Boustead Plantations BHD	760	113
British American Tobacco Malaysia BHD	6,400	21,644
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	28

	Shares	Value
Malaysia (continued)
Bursa Malaysia BHD	12,800	$23,137
Cahya Mata Sarawak BHD	29,300	8,895
Carlsberg Brewery Malaysia BHD	3,600	19,403
CIMB Group Holdings BHD	82,360	97,299
Comfort Glove BHD	24,000	10,378
Cypark Resources BHD (A)	34,200	7,656
D&O Green Technologies BHD (C)	21,500	27,015
Dayang Enterprise Holdings BHD (A)(C)	35,200	9,381
Dialog Group BHD	48,660	31,132
DiGi.Com BHD	56,480	59,692
DRB-Hicom BHD	45,900	18,462
Eco World Development Group BHD	30,700	5,244
Fraser & Neave Holdings BHD	5,600	37,599
Frontken Corp. BHD	29,400	24,090
Gamuda BHD (A)	40,633	29,436
Genting BHD	29,800	36,211
Genting Malaysia BHD	34,700	24,802
Genting Plantations BHD	10,000	18,547
Globetronics Technology BHD	39,686	19,900
Guan Chong BHD	16,900	12,102
HAP Seng Consolidated BHD	15,839	32,380
Hartalega Holdings BHD (C)	30,300	53,773
Heineken Malaysia BHD	2,100	11,538
Hibiscus Petroleum BHD	88,200	14,072
Hong Leong Bank BHD	9,434	43,541
Hong Leong Financial Group BHD	4,961	21,758
IGB BHD (A)	46,072	21,536
IHH Healthcare BHD	21,200	32,616
IJM Corp. BHD	68,160	30,834
Inari Amertron BHD	43,036	35,732
IOI Corp. BHD	43,100	42,744
IOI Properties Group BHD	48,571	14,936
JAKS Resources BHD (A)	114,140	14,019
Keck Seng Malaysia BHD (A)	65,150	53,619
Kim Loong Resources BHD	100	36
Kossan Rubber Industries	36,500	27,223
KPJ Healthcare BHD	45,500	10,941
Kuala Lumpur Kepong BHD	7,605	39,072
Lotte Chemical Titan Holding BHD (B)	467	288
LPI Capital BHD	11,020	36,692
Magnum BHD	35,653	17,403
Malakoff Corp. BHD	78,100	16,547
Malayan Banking BHD	68,405	138,192
Malaysia Airports Holdings BHD (A)	22,388	35,712
29	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Malaysia (continued)
Malaysia Building Society BHD (C)	76,431	$11,763
Malaysian Pacific Industries BHD	2,238	23,816
Malaysian Resources Corp. BHD	124,363	11,839
Maxis BHD	51,585	58,182
Mega First Corp. BHD	6,600	5,643
MISC BHD	14,650	25,419
Muhibbah Engineering M BHD	10,300	2,296
My EG Services BHD	61,415	27,522
Nestle Malaysia BHD	1,400	45,373
Padini Holdings BHD	21,500	16,174
Pentamaster Corp. BHD	13,562	17,321
Petronas Chemicals Group BHD	33,200	66,263
Petronas Dagangan BHD	5,900	28,392
Petronas Gas BHD	8,300	33,557
PPB Group BHD	6,300	28,080
Press Metal Aluminium Holdings BHD	38,700	50,293
Public Bank BHD	245,800	247,223
QL Resources BHD	21,735	29,058
RHB Bank BHD	31,374	42,222
Sam Engineering & Equipment M BHD	3,000	10,759
Sapura Energy BHD (A)(C)	592,857	17,679
Scientex BHD	11,900	12,830
SEG International BHD	33,942	5,106
Serba Dinamik Holdings BHD	57,750	5,832
Sime Darby BHD	93,374	52,964
Sime Darby Plantation BHD	26,414	25,612
Sime Darby Property BHD	130,274	19,248
SKP Resources BHD	21,625	9,607
SP Setia BHD Group (A)	53,308	14,907
Sunway BHD	29,977	12,825
Supermax Corp. BHD (C)	28,413	22,537
Syarikat Takaful Malaysia Keluarga BHD	23,400	25,240
Tan Chong Motor Holdings BHD	3,800	1,069
Telekom Malaysia BHD	15,756	23,202
Tenaga Nasional BHD	28,100	70,715
TIME dotCom BHD	33,120	36,707
Top Glove Corp. BHD (C)	90,400	86,978
UMW Holdings BHD	14,100	10,730
United Malacca BHD	29,750	36,513
United Plantations BHD	4,900	15,973
Velesto Energy BHD (A)	250,631	8,989
ViTrox Corp. BHD	4,200	18,973
VS Industry BHD	39,700	13,793
Westports Holdings BHD	20,500	21,675
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	30

	Shares	Value
Malaysia (continued)
Yinson Holdings BHD	33,600	$39,585
YTL Corp. BHD (A)	152,561	24,788
Mexico 2.8%		5,581,525
ALEATICA SAB de CV (A)	9,600	10,038
Alfa SAB de CV, Class A	190,450	133,706
Alpek SAB de CV	28,981	34,069
Alsea SAB de CV (A)	18,670	36,524
America Movil SAB de CV, Series L	475,298	465,974
Arca Continental SAB de CV	3,472	22,365
Banco del Bajio SA (B)	31,497	60,033
Becle SAB de CV	6,635	17,017
Bolsa Mexicana de Valores SAB de CV	16,163	33,559
Cemex SAB de CV, Series CPO (A)	188,452	155,573
Coca-Cola Femsa SAB de CV	5,951	34,499
Coca-Cola Femsa SAB de CV, ADR	600	34,740
Controladora Nemak SAB de CV (A)	139,955	21,254
Controladora Vuela Cia de Aviacion SAB de CV, Class A (A)(C)	27,701	55,446
Corp. Inmobiliaria Vesta SAB de CV	16,677	31,022
Dine SAB de CV (A)	103,700	92,940
El Puerto de Liverpool SAB de CV, Series C1	5,226	23,223
Elementia SAB de CV (A)(B)	22,179	16,797
Fomento Economico Mexicano SAB de CV	16,775	145,758
GCC SAB de CV	5,743	46,181
Genomma Lab Internacional SAB de CV, Class B (A)	23,657	22,816
Gentera SAB de CV (A)	62,333	34,264
Gruma SAB de CV, Class B	5,255	59,866
Grupo Aeroportuario del Centro Norte SAB de CV (A)	3,782	22,795
Grupo Aeroportuario del Pacifico SAB de CV, ADR (A)	536	62,396
Grupo Aeroportuario del Sureste SAB de CV, ADR (A)	328	58,640
Grupo Bimbo SAB de CV, Series A	38,348	96,844
Grupo Carso SAB de CV, Series A1	10,209	34,881
Grupo Comercial Chedraui SA de CV	18,846	29,474
Grupo Elektra SAB de CV	1,095	87,370
Grupo Financiero Banorte SAB de CV, Series O	46,552	307,279
Grupo Financiero Inbursa SAB de CV, Series O (A)	41,050	39,448
Grupo Gigante SAB de CV (A)	166,920	202,791
Grupo Herdez SAB de CV	9,671	20,942
Grupo Hotelero Santa Fe SAB de CV (A)	83,186	20,047
Grupo Industrial Saltillo SAB de CV	41,607	60,057
Grupo KUO SAB de CV, Series B (A)	136,788	315,340
Grupo Lala SAB de CV (C)	23,373	19,993
Grupo Mexico SAB de CV, Series B	46,976	217,805
Grupo Sanborns SAB de CV (A)	187,200	209,067
31	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Mexico (continued)
Grupo Simec SAB de CV, Series B (A)	12,062	$96,393
Grupo Televisa SAB, Series CPO	71,864	189,285
Hoteles City Express SAB de CV (A)	17,674	6,028
Industrias Bachoco SAB de CV, Series B	7,795	28,337
Industrias CH SAB de CV, Series B (A)	14,379	115,410
Industrias Penoles SAB de CV (A)	4,093	57,696
Kimberly-Clark de Mexico SAB de CV, Class A	26,978	47,874
La Comer SAB de CV	12,689	23,054
Megacable Holdings SAB de CV, Series CPO	31,270	109,018
Minera Frisco SAB de CV, Series A1 (A)	554,562	112,934
Nemak SAB de CV (A)(B)	27,159	8,709
Orbia Advance Corp. SAB de CV	44,532	127,250
Organizacion Cultiba SAB de CV	45,332	24,399
Organizacion Soriana SAB de CV, Series B (A)	603,532	726,017
Promotora y Operadora de Infraestructura SAB de CV	7,381	55,126
Promotora y Operadora de Infraestructura SAB de CV, L Shares	4,040	20,156
Qualitas Controladora SAB de CV	4,704	22,255
Regional SAB de CV	17,949	109,978
Telesites SAB de CV (A)(C)	46,039	42,202
Unifin Financiera SAB de CV (A)	10,570	14,999
Vitro SAB de CV, Series A	21,684	26,992
Wal-Mart de Mexico SAB de CV	63,287	224,580
Netherlands 0.2%		388,616
Prosus NV (A)	3,827	334,757
VEON, Ltd., ADR (A)	24,593	53,859
Peru 0.1%		174,408
Cia de Minas Buenaventura SAA, ADR (A)	2,497	18,728
Credicorp, Ltd. (A)	1,460	155,680
Fossal SAA, ADR (A)	48	0
Philippines 1.3%		2,467,134
8990 Holdings, Inc. (A)	111,700	16,779
Aboitiz Equity Ventures, Inc.	50,150	43,250
Aboitiz Power Corp.	37,100	20,887
ACR Mining Corp. (A)(D)	3,145	1,132
Alliance Global Group, Inc.	165,600	34,278
Ayala Corp.	2,700	42,921
Ayala Land, Inc.	54,500	36,943
Bank of the Philippine Islands	50,510	84,540
BDO Unibank, Inc.	54,922	121,441
Belle Corp. (A)	887,000	24,215
Bloomberry Resorts Corp. (A)	164,300	19,535
Century Pacific Food, Inc.	56,050	28,806
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	32

	Shares	Value
Philippines (continued)
China Banking Corp.	154,535	$75,925
COL Financial Group, Inc.	100,000	8,702
Cosco Capital, Inc.	126,900	12,707
D&L Industries, Inc.	183,300	29,735
DMCI Holdings, Inc.	313,100	39,780
Eagle Cement Corp.	35,100	10,079
Emperador, Inc.	80,000	26,723
Filinvest Land, Inc.	909,750	20,654
First Gen Corp.	31,500	17,923
First Philippine Holdings Corp.	16,990	26,505
Globe Telecom, Inc.	895	48,994
GT Capital Holdings, Inc.	2,746	29,766
Integrated Micro-Electronics, Inc. (A)	54,655	9,516
International Container Terminal Services, Inc.	21,940	82,109
JG Summit Holdings, Inc.	23,617	30,819
Jollibee Foods Corp.	4,950	20,074
LT Group, Inc.	87,200	14,999
Manila Electric Company	5,260	29,802
Max’s Group, Inc. (A)	52,200	6,952
Megaworld Corp.	515,500	29,197
Metro Pacific Investments Corp.	465,300	35,981
Metropolitan Bank & Trust Company	32,944	29,919
Nickel Asia Corp.	255,060	28,941
Petron Corp. (A)	165,900	10,102
Philex Mining Corp.	67,800	7,499
Philippine Stock Exchange, Inc.	12,074	52,711
Phoenix Petroleum Philippines, Inc. (A)	100,600	26,247
PLDT, Inc.	2,130	62,551
Puregold Price Club, Inc.	41,800	35,038
RFM Corp.	101,000	9,165
Rizal Commercial Banking Corp.	184,093	73,130
Robinsons Land Corp.	107,596	35,573
Robinsons Retail Holdings, Inc.	27,050	27,725
San Miguel Corp.	23,434	50,130
San Miguel Food and Beverage, Inc.	21,830	34,246
Security Bank Corp.	10,247	23,298
Semirara Mining & Power Corp.	82,220	28,046
SM Investments Corp.	2,595	52,455
SM Prime Holdings, Inc.	118,504	80,843
Top Frontier Investment Holdings, Inc. (A)	24,482	67,703
Union Bank of the Philippines	300,071	519,545
Universal Robina Corp.	20,710	62,668
Vista Land & Lifescapes, Inc.	295,200	21,170
Vistamalls, Inc.	172,400	13,207
33	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Philippines (continued)
Wilcon Depot, Inc.	66,800	$33,553
Poland 0.9%		1,677,942
Alior Bank SA (A)	6,720	76,658
Asseco Poland SA	2,669	58,481
Bank Handlowy w Warszawie SA (A)	1,958	23,417
Bank Millennium SA (A)	25,326	43,672
Bank Polska Kasa Opieki SA (A)	1,680	46,979
Benefit Systems SA (A)	45	8,670
Budimex SA	366	28,288
CCC SA (A)	1,168	37,392
CD Projekt SA	767	34,063
Ciech SA	2,152	26,409
Cyfrowy Polsat SA	4,096	39,122
Dino Polska SA (A)(B)	881	74,677
Dom Development SA	481	17,975
Enea SA (A)	9,798	25,424
Eurocash SA	3,066	9,527
Famur SA (A)	18,129	11,179
Firma Oponiarska Debica SA	1,550	32,946
Globe Trade Centre SA (A)	16,195	29,513
Grupa Azoty SA (A)	2,417	18,492
Grupa Kety SA	368	63,818
Grupa Lotos SA	2,650	40,280
ING Bank Slaski SA (A)	539	32,557
Inter Cars SA	235	24,912
Jastrzebska Spolka Weglowa SA (A)	2,183	23,002
KGHM Polska Miedz SA	2,494	116,164
KRUK SA	617	51,042
LiveChat Software SA	519	15,227
LPP SA	20	72,975
Lubelski Wegiel Bogdanka SA (A)	888	5,942
mBank SA (A)	266	25,747
Neuca SA	55	13,425
Orange Polska SA (A)	19,328	41,759
PGE Polska Grupa Energetyczna SA (A)	22,745	59,886
Polski Koncern Naftowy ORLEN SA	8,896	172,481
Polskie Gornictwo Naftowe i Gazownictwo SA	25,583	42,076
Powszechna Kasa Oszczednosci Bank Polski SA (A)	6,409	70,353
Powszechny Zaklad Ubezpieczen SA (A)	6,302	66,786
Santander Bank Polska SA (A)	525	41,430
Tauron Polska Energia SA (A)	42,147	39,928
Wirtualna Polska Holding SA	420	15,268
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	34

	Shares	Value
Qatar 0.7%		$1,448,970
Aamal Company	78,358	21,327
Al Meera Consumer Goods Company QSC	2,564	13,938
Baladna	26,118	11,797
Barwa Real Estate Company	68,261	57,457
Commercial Bank PSQC	46,104	76,478
Doha Bank QPSC	37,593	29,731
Gulf International Services QSC (A)	55,100	22,480
Gulf Warehousing Company	16,297	22,810
Industries Qatar QSC	6,395	22,559
Investment Holding Group (A)	78,872	26,857
Mannai Corp. QSC	13,134	14,445
Masraf Al Rayan QSC	36,824	46,021
Mazaya Real Estate Development QPSC	25,140	7,354
Medicare Group	4,460	10,346
Mesaieed Petrochemical Holding Company	67,059	36,816
Ooredoo QPSC	28,318	53,706
Qatar Electricity & Water Company QSC	10,668	48,652
Qatar First Bank (A)	42,751	21,234
Qatar Fuel QSC	7,605	38,198
Qatar Gas Transport Company, Ltd.	51,741	43,978
Qatar Insurance Company SAQ (A)	47,574	32,489
Qatar International Islamic Bank QSC	15,175	40,015
Qatar Islamic Bank SAQ	24,617	123,736
Qatar National Bank QPSC	91,578	481,989
Qatar National Cement Company QSC	7,683	10,566
Qatar Navigation QSC	18,660	38,385
Salam International Investment, Ltd. QSC (A)	80,910	21,109
United Development Company QSC	78,676	32,647
Vodafone Qatar QSC	67,886	29,567
Zad Holding Company	2,835	12,283
Romania 0.0%		91,417
NEPI Rockcastle PLC	12,693	91,417
Russia 1.0%		1,960,930
Etalon Group PLC, GDR	2,625	4,404
Gazprom PJSC, ADR (London Stock Exchange)	30,453	252,485
Globaltrans Investment PLC, GDR	2,640	21,712
LUKOIL PJSC, ADR	3,474	294,244
Magnitogorsk Iron & Steel Works PJSC, GDR	2,363	30,788
Mail.Ru Group, Ltd., GDR (A)	1,119	22,526
MMC Norilsk Nickel PJSC, ADR	6,720	221,120
Mobile TeleSystems PJSC, ADR	7,477	70,134
Novatek PJSC, GDR	143	33,893
Novolipetsk Steel PJSC, GDR	1,198	40,008
35	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Russia (continued)
PhosAgro PJSC, GDR	1,991	$39,184
Polyus PJSC, GDR	589	52,243
Ros Agro PLC, GDR	1,484	23,804
Rosneft Oil Company PJSC, GDR (London Stock Exchange)	7,688	55,443
Rostelecom PJSC, ADR	3,714	30,041
RusHydro PJSC, ADR	28,619	31,552
Sberbank of Russia PJSC, ADR	27,591	493,051
Severstal PAO, GDR	2,129	49,411
Tatneft PJSC, ADR	2,610	103,878
VTB Bank PJSC, GDR	23,800	33,126
X5 Retail Group NV, GDR	1,747	57,883
Saudi Arabia 2.5%		4,972,613
Abdullah Al Othaim Markets Company	1,682	51,709
Advanced Petrochemical Company	2,127	40,601
Al Hammadi Company for Development and Investment	1,961	20,703
Al Moammar Information Systems Company	488	22,647
Al Rajhi Bank	18,938	610,863
Al Rajhi Company For Co-Operative Insurance (A)	630	16,721
AlAbdullatif Industrial Investment Company	1,143	11,221
Alaseel Company	470	10,720
Aldrees Petroleum and Transport Services Company	992	18,176
Alinma Bank	23,139	141,309
Almarai Company JSC	7,174	111,004
Arab National Bank	7,515	45,860
Arabian Cement Company	2,332	27,200
Arabian Centres Company, Ltd.	1,874	12,476
Arriyadh Development Company	2,358	19,598
Aseer Trading Tourism & Manufacturing Company (A)	1,612	10,709
Astra Industrial Group	898	10,387
Bank AlBilad (A)	12,100	137,874
Bank Al-Jazira	8,296	40,945
Banque Saudi Fransi	6,999	75,579
Bupa Arabia for Cooperative Insurance Company	2,041	90,848
City Cement Company	1,425	11,090
Dallah Healthcare Company	1,278	25,608
Dar Al Arkan Real Estate Development Company (A)	17,729	48,165
Dr Sulaiman Al Habib Medical Services Group Company	942	46,105
Dur Hospitality Company (A)	1,154	10,041
Eastern Province Cement Company	818	11,276
Electrical Industries Company	2,157	19,123
Emaar Economic City (A)	14,863	50,674
Etihad Etisalat Company	15,972	136,248
Halwani Brothers Company	466	12,445
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	36

	Shares	Value
Saudi Arabia (continued)
Herfy Food Services Company	703	$12,258
Jarir Marketing Company	1,385	79,982
Leejam Sports Company JSC	843	21,285
Maharah Human Resources Company	995	21,058
Middle East Paper Company (A)	1,693	18,053
Mobile Telecommunications Company Saudi Arabia (A)	18,142	70,033
Mouwasat Medical Services Company	991	51,744
Najran Cement Company	4,857	27,442
National Gas & Industrialization Company	1,152	15,787
National Industrialization Company (A)	7,052	39,243
National Petrochemical Company	3,266	41,359
Northern Region Cement Company	4,267	19,669
Rabigh Refining & Petrochemical Company (A)	9,052	59,410
Riyad Bank	18,825	134,992
SABIC Agri-Nutrients Company	2,927	97,845
Sahara International Petrochemical Company	13,711	121,724
Saudi Arabian Mining Company (A)	8,479	164,549
Saudi Automotive Services Company	1,130	10,785
Saudi Basic Industries Corp.	11,044	362,083
Saudi Cement Company	3,305	55,251
Saudi Ceramic Company	1,342	23,496
Saudi Chemical Company Holding	986	11,072
Saudi Electricity Company	12,156	88,469
Saudi Ground Services Company (A)	2,496	23,294
Saudi Industrial Investment Group	6,486	62,055
Saudi Industrial Services Company	1,613	18,776
Saudi Kayan Petrochemical Company (A)	31,048	154,106
Saudi Pharmaceutical Industries & Medical Appliances Corp.	1,447	20,367
Saudi Real Estate Company (A)	3,007	20,362
Saudi Research & Media Group (A)	827	35,664
Saudi Telecom Company	11,914	428,798
Saudia Dairy & Foodstuff Company	624	28,020
Seera Group Holding (A)	7,450	42,736
Southern Province Cement Company	3,179	62,978
Tabuk Cement Company (A)	2,710	16,061
The Company for Cooperative Insurance	1,474	35,950
The National Agriculture Development Company (A)	1,158	11,454
The Qassim Cement Company	1,844	41,141
The Saudi British Bank	13,370	122,772
The Saudi Investment Bank	9,683	42,224
The Saudi National Bank	2,040	33,062
The Savola Group	9,000	96,382
Umm Al-Qura Cement Company	2,052	16,680
United Electronics Company	1,193	45,537
37	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Saudi Arabia (continued)
United International Transportation Company	1,645	$22,184
Walaa Cooperative Insurance Company (A)	1,753	10,415
Yamama Cement Company (A)	3,651	30,944
Yanbu Cement Company	1,870	21,320
Yanbu National Petrochemical Company	4,637	83,817
Singapore 0.1%		122,802
JOYY, Inc., ADR	1,940	122,802
South Africa 4.4%		8,646,513
Absa Group, Ltd. (A)	24,832	268,927
Advtech, Ltd.	30,094	35,209
AECI, Ltd.	4,099	28,885
African Rainbow Minerals, Ltd.	5,734	102,189
Alexander Forbes Group Holdings, Ltd.	77,526	21,301
Anglo American Platinum, Ltd.	894	101,401
AngloGold Ashanti, Ltd.	7,245	122,753
AngloGold Ashanti, Ltd., ADR	4,794	81,882
Aspen Pharmacare Holdings, Ltd. (A)	15,371	207,260
Astral Foods, Ltd.	1,655	16,739
AVI, Ltd.	10,986	57,528
Barloworld, Ltd.	12,459	92,654
Bid Corp., Ltd. (A)	5,510	121,098
Blue Label Telecoms, Ltd. (A)	40,650	16,407
Capitec Bank Holdings, Ltd.	1,089	142,521
Cashbuild, Ltd.	822	16,083
Caxton & CTP Publishers & Printers, Ltd. (A)	83,154	48,362
Clicks Group, Ltd.	6,862	143,140
Coronation Fund Managers, Ltd.	8,366	29,840
Curro Holdings, Ltd. (A)	9,885	7,843
DataTec, Ltd.	8,344	17,251
Dis-Chem Pharmacies, Ltd. (B)	12,218	26,188
Discovery, Ltd. (A)	16,356	145,225
Distell Group Holdings, Ltd. (A)	2,740	33,918
Exxaro Resources, Ltd.	11,053	140,401
FirstRand, Ltd.	141,880	603,998
Gold Fields, Ltd., ADR	33,093	313,722
Harmony Gold Mining Company, Ltd., ADR	29,967	113,275
Impala Platinum Holdings, Ltd.	27,232	417,213
Imperial Logistics, Ltd.	9,991	43,111
Investec, Ltd.	14,490	61,808
Italtile, Ltd.	28,750	33,159
JSE, Ltd.	3,574	26,187
KAP Industrial Holdings, Ltd. (A)	139,182	44,056
Kumba Iron Ore, Ltd.	1,308	58,741
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	38

	Shares	Value
South Africa (continued)
Liberty Holdings, Ltd. (A)	4,044	$26,230
Life Healthcare Group Holdings, Ltd. (A)	86,722	147,427
Long4Life, Ltd. (A)	47,159	13,788
Massmart Holdings, Ltd. (A)	7,381	30,003
Metair Investments, Ltd.	12,087	23,207
MiX Telematics, Ltd., ADR	2,273	29,844
Momentum Metropolitan Holdings	57,013	77,516
Motus Holdings, Ltd.	12,498	79,769
Mpact, Ltd.	6,725	13,422
Mr. Price Group, Ltd.	7,293	109,212
MTN Group, Ltd. (A)	64,641	593,322
MultiChoice Group	16,693	132,162
Murray & Roberts Holdings, Ltd. (A)	42,702	30,254
Naspers, Ltd., N Shares	946	163,222
Nedbank Group, Ltd. (A)	14,075	179,364
Netcare, Ltd. (A)	55,218	64,071
Ninety One, Ltd.	7,245	25,024
Northam Platinum, Ltd. (A)	7,939	109,387
Oceana Group, Ltd.	3,370	15,429
Old Mutual, Ltd.	159,091	168,184
Omnia Holdings, Ltd.	11,833	43,838
Pepkor Holdings, Ltd. (A)(B)	24,702	39,266
Pick n Pay Stores, Ltd.	14,046	56,491
PPC, Ltd. (A)	133,079	32,400
PSG Group, Ltd.	7,268	37,839
Raubex Group, Ltd.	10,511	21,354
RCL Foods, Ltd.	10,269	7,078
Reunert, Ltd.	7,864	28,152
Royal Bafokeng Platinum, Ltd.	12,412	75,359
Sanlam, Ltd.	52,020	230,469
Santam, Ltd. (A)	1,313	22,484
Sappi, Ltd. (A)	40,597	123,007
Sasol, Ltd. (A)	19,068	293,113
Shoprite Holdings, Ltd.	14,659	185,267
Sibanye Stillwater, Ltd., ADR	21,507	352,930
Standard Bank Group, Ltd.	33,031	337,375
Super Group, Ltd. (A)	21,896	48,736
Telkom SA SOC, Ltd. (A)	16,120	42,424
The Bidvest Group, Ltd.	6,674	94,104
The Foschini Group, Ltd. (A)	18,232	187,583
The SPAR Group, Ltd.	9,209	131,427
Tiger Brands, Ltd.	6,459	82,727
Transaction Capital, Ltd.	19,851	51,868
Truworths International, Ltd.	7,523	34,625
39	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Africa (continued)
Vodacom Group, Ltd.	11,787	$116,413
Wilson Bayly Holmes-Ovcon, Ltd. (A)	3,159	26,055
Woolworths Holdings, Ltd. (A)	39,671	173,017
South Korea 15.1%		29,800,675
Able C&C Company, Ltd. (A)	359	2,653
Advanced Process Systems Corp.	1,012	25,147
Aekyung Petrochemical Company, Ltd.	1,138	12,184
AfreecaTV Company, Ltd.	349	46,037
Ahnlab, Inc.	288	16,713
Ajin Industrial Company, Ltd. (A)	2,965	8,395
Alteogen, Inc. (A)	493	36,049
ALUKO Company, Ltd. (A)	3,314	12,302
Amorepacific Corp.	521	102,046
AMOREPACIFIC Group	998	49,654
Aprogen Pharmaceuticals, Inc. (A)	18,480	17,976
Austem Company, Ltd.	1,208	3,306
Bcworld Pharm Company, Ltd.	17	312
BGF Company, Ltd.	2,408	13,134
BGF retail Company, Ltd.	220	33,811
BH Company, Ltd.	1,811	33,305
Binex Company, Ltd. (A)	1,385	22,784
Binggrae Company, Ltd.	278	13,694
BIT Computer Company, Ltd.	489	4,056
BNK Financial Group, Inc.	7,863	52,472
Boditech Med, Inc.	681	11,056
Bookook Securities Company, Ltd.	368	7,806
Boryung Pharmaceutical Company, Ltd.	912	12,981
Bosung Power Technology Company, Ltd. (A)	1,899	6,310
Bukwang Pharmaceutical Company, Ltd.	919	17,157
Busan City Gas Company, Ltd.	186	9,494
Celltrion Healthcare Company, Ltd. (A)	628	66,776
Celltrion Pharm, Inc. (A)	249	37,030
Celltrion, Inc. (A)	2,247	566,308
Chabiotech Company, Ltd. (A)	1,250	25,718
Cheil Worldwide, Inc.	2,237	44,496
Chemtronics Company, Ltd.	1,041	24,117
Cheryong Electric Company, Ltd.	496	2,637
Choa Pharmaceutical Company (A)	887	3,362
Chong Kun Dang Pharmaceutical Corp.	396	43,957
Chongkundang Holdings Corp.	208	16,477
Chosun Refractories Company, Ltd.	99	7,553
CJ CheilJedang Corp.	351	137,249
CJ Corp.	1,166	101,848
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	40

	Shares	Value
South Korea (continued)
CJ ENM Company, Ltd.	412	$54,264
CJ Logistics Corp. (A)	437	64,390
Cloud Air Company, Ltd. (A)	1,085	1,662
CMG Pharmaceutical Company, Ltd. (A)	4,018	15,557
Com2uS Corp.	281	24,964
Coreana Cosmetics Company, Ltd. (A)	428	1,693
Cosmax, Inc. (A)	460	51,616
Cosmochemical Company, Ltd. (A)	950	15,177
Coway Company, Ltd.	1,438	96,958
CrystalGenomics, Inc. (A)	2,100	13,909
CS Wind Corp.	504	34,605
CTC BIO, Inc. (A)	644	6,929
Cuckoo Holdings Company, Ltd.	645	13,940
Cuckoo Homesys Company, Ltd.	761	27,532
Daea TI Company, Ltd.	1,930	10,648
Daedong Corp.	657	6,020
Daehan Steel Company, Ltd.	1,190	22,462
Daejoo Electronic Materials Company, Ltd.	405	19,537
Daesang Corp.	1,153	25,073
Daewon Cable Company, Ltd. (A)	2,197	4,094
Daewon Pharmaceutical Company, Ltd.	712	12,736
Daewoo Engineering & Construction Company, Ltd. (A)	7,816	49,433
Daewoong Pharmaceutical Company, Ltd.	135	19,310
Daihan Pharmaceutical Company, Ltd.	428	11,205
Daishin Securities Company, Ltd.	1,799	29,721
Danal Company, Ltd. (A)	1,829	9,885
Daou Technology, Inc.	1,699	38,076
Dasan Networks, Inc. (A)	946	6,882
Dawonsys Company, Ltd.	1,082	19,556
DB Financial Investment Company, Ltd.	3,443	19,986
DB HiTek Company, Ltd.	977	50,151
DB Insurance Company, Ltd.	2,572	130,040
Dentium Company, Ltd.	535	40,096
Deutsch Motors, Inc.	2,653	17,768
DGB Financial Group, Inc.	6,891	53,937
DHP Korea Company, Ltd.	549	3,533
Di-Corp.	851	7,110
DIO Corp. (A)	618	25,792
DL Construction Company, Ltd.	32	890
DL E&C Company, Ltd. (A)	885	107,393
DL Holdings Company, Ltd.	706	43,906
Dong-A ST Company, Ltd.	230	15,250
Dongjin Semichem Company, Ltd.	1,855	42,224
DongKook Pharmaceutical Company, Ltd.	903	19,124
41	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Dongkuk Steel Mill Company, Ltd.	3,295	$57,532
Dongsuh Companies, Inc.	1,160	28,916
Dongsung Chemical Company, Ltd.	982	4,816
Dongsung Finetec Company, Ltd.	639	5,911
Dongwha Enterprise Company, Ltd. (A)	429	27,155
Dongwon F&B Company, Ltd.	69	12,336
Dongwon Industries Company, Ltd.	102	21,456
Dongwon Systems Corp.	324	15,819
Doosan Bobcat, Inc. (A)	1,640	61,110
Doosan Company, Ltd.	217	16,704
Doosan Fuel Cell Company, Ltd. (A)	821	38,720
Doosan Heavy Industries & Construction Company, Ltd. (A)	4,552	81,844
Doosan Infracore Company, Ltd. (A)	2,382	24,204
DoubleUGames Company, Ltd.	350	19,077
Douzone Bizon Company, Ltd.	422	30,970
Duk San Neolux Company, Ltd. (A)	786	48,663
Ecopro Company, Ltd.	660	63,216
Ecopro HN Company, Ltd. (A)	540	55,352
Ehwa Technologies Information Company, Ltd. (A)	4,172	7,753
E-MART, Inc.	551	84,895
EMW Company, Ltd. (A)(D)	8,120	14,602
ENF Technology Company, Ltd.	543	15,280
Eo Technics Company, Ltd.	333	34,509
Estechpharma Company, Ltd.	422	4,084
Eugene Corp.	3,338	15,168
Eugene Investment & Securities Company, Ltd.	7,899	27,143
Eugene Technology Company, Ltd.	653	24,742
F&F Company, Ltd. (A)	172	107,125
F&F Holdings Company, Ltd.	173	6,550
Fila Holdings Corp.	1,679	64,885
Foosung Company, Ltd. (A)	2,863	35,060
Gamevil, Inc. (A)	325	9,191
Genexine, Inc. (A)	229	14,689
Geumhwa PSC Company, Ltd.	327	8,592
GNCO Company, Ltd. (A)	3,240	2,493
GOLFZON Company, Ltd.	304	37,123
Green Cross Cell Corp.	117	4,068
Green Cross Corp.	117	38,761
Green Cross Holdings Corp.	976	29,115
GS Engineering & Construction Corp.	2,836	109,151
GS Holdings Corp.	2,964	108,413
GS Retail Company, Ltd.	2,337	69,007
Halla Holdings Corp.	659	26,255
Hana Financial Group, Inc.	7,654	296,393
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	42

	Shares	Value
South Korea (continued)
Hana Micron, Inc. (A)	1,925	$29,520
Hanall Biopharma Company, Ltd. (A)	1,203	24,729
Handok, Inc.	440	10,171
Handsome Company, Ltd.	592	20,716
Hanil Cement Company, Ltd.	130	26,424
Hanil Hyundai Cement Company, Ltd.	101	3,068
Hanjin Transportation Company, Ltd.	574	19,371
Hankook Tire & Technology Company, Ltd.	3,529	141,581
Hanmi Pharm Company, Ltd.	121	32,208
Hanmi Semiconductor Company, Ltd.	1,328	39,419
HanmiGlobal Company, Ltd.	473	4,658
Hanon Systems	4,596	65,100
Hansae Company, Ltd.	698	12,392
Hansae Yes24 Holdings Company, Ltd.	769	5,910
Hanshin Construction Company, Ltd.	985	18,816
Hansol Chemical Company, Ltd.	257	64,219
Hansol Paper Company, Ltd.	1,635	24,629
Hanssem Company, Ltd.	268	26,757
Hanwha Aerospace Company, Ltd.	1,538	67,315
Hanwha Corp.	1,297	38,819
Hanwha General Insurance Company, Ltd. (A)	6,667	24,563
Hanwha Investment & Securities Company, Ltd. (A)	8,046	33,903
Hanwha Life Insurance Company, Ltd.	11,044	31,718
Hanwha Solutions Corp. (A)	4,210	147,466
Hanyang Eng Company, Ltd.	1,161	16,369
Hanyang Securities Company, Ltd.	2	33
Harim Holdings Company, Ltd.	2,199	19,496
HB Solution Company, Ltd. (A)	209	4,252
HDC Hyundai Development Co-Engineering & Construction, Series E	845	21,722
HDC I-Controls Company, Ltd.	262	2,785
Hite Jinro Company, Ltd.	1,556	44,676
Hitejinro Holdings Company, Ltd.	5	63
HJ Magnolia Yongpyong Hotel & Resort Corp. (A)	1,056	5,010
HLB Life Science Company, Ltd. (A)	1,878	24,029
HLB, Inc. (A)	1,038	49,628
HMM Company, Ltd. (A)(C)	5,530	199,846
Homecast Company, Ltd. (A)	1,134	3,378
Hotel Shilla Company, Ltd.	523	40,400
HS Industries Company, Ltd.	3,265	19,952
Huchems Fine Chemical Corp.	1,256	28,905
Hugel, Inc. (A)	171	28,683
Humasis Company, Ltd. (A)	1,658	22,683
Huons Global Company, Ltd.	630	36,240
43	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Huvis Corp.	1,370	$12,258
Huvitz Company, Ltd.	672	5,375
Hwa Shin Company, Ltd.	1,306	9,922
Hyosung Advanced Materials Corp. (A)	100	53,237
Hyosung Chemical Corp. (A)	80	26,547
Hyosung Corp.	456	47,063
Hyosung Heavy Industries Corp. (A)	67	4,726
Hyosung TNC Corp.	79	52,760
Hyundai BNG Steel Company, Ltd.	218	3,543
Hyundai Construction Equipment Company, Ltd. (A)	833	35,283
Hyundai Department Store Company, Ltd.	380	26,419
Hyundai Electric & Energy System Company, Ltd. (A)	1,095	23,473
Hyundai Elevator Company, Ltd.	946	40,880
Hyundai Engineering & Construction Company, Ltd.	2,088	99,673
Hyundai Glovis Company, Ltd.	797	132,956
Hyundai Greenfood Company, Ltd.	3,412	29,153
Hyundai Heavy Industries Holdings Company, Ltd.	1,150	64,612
Hyundai Home Shopping Network Corp.	441	27,994
Hyundai HT Company, Ltd.	353	2,868
Hyundai Livart Furniture Company, Ltd.	1,313	20,340
Hyundai Marine & Fire Insurance Company, Ltd.	2,896	63,881
Hyundai Mipo Dockyard Company, Ltd. (A)	660	43,284
Hyundai Mobis Company, Ltd.	1,017	242,761
Hyundai Motor Company	2,041	372,934
Hyundai Rotem Company, Ltd. (A)	807	18,471
Hyundai Steel Company	2,324	101,805
Hyundai Wia Corp.	378	29,755
Hyupjin Company, Ltd. (A)(D)	724	2,797
IHQ, Inc. (A)	4,680	6,711
Iljin Materials Company, Ltd.	546	35,506
Ilyang Pharmaceutical Company, Ltd.	639	18,991
iMarketKorea, Inc.	1,567	16,319
Industrial Bank of Korea	10,089	89,413
Innocean Worldwide, Inc.	383	19,311
Inscobee, Inc. (A)	4,497	16,472
Insun ENT Company, Ltd. (A)	1,874	19,505
Interpark Corp.	2,562	21,066
INTOPS Company, Ltd.	657	14,931
IS Dongseo Company, Ltd.	614	26,749
i-SENS, Inc.	526	14,684
IsuPetasys Company, Ltd. (A)	1,131	4,167
Jayjun Cosmetic Company, Ltd. (A)	2,132	2,475
JB Financial Group Company, Ltd.	7,275	51,906
Jcontentree Corp. (A)	206	7,433
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	44

	Shares	Value
South Korea (continued)
Jeil Savings Bank (A)(D)	1,850	$0
JVM Company, Ltd.	218	3,220
JYP Entertainment Corp.	1,091	40,003
Kakao Corp.	1,470	196,143
Kangwon Land, Inc. (A)	1,542	36,788
KAON Media Company, Ltd.	355	4,972
KB Financial Group, Inc.	12,086	549,793
KC Tech Company, Ltd.	460	10,516
KCC Corp.	117	36,223
KCC Engineering & Construction Company, Ltd.	812	8,110
KCC Glass Corp.	684	43,824
KEPCO Plant Service & Engineering Company, Ltd.	870	28,182
Kginicis Company, Ltd.	1,735	28,221
KGMobilians Company, Ltd.	1,431	12,679
KH Electron Company, Ltd. (A)	1,293	1,050
KH FEELUX Company, Ltd. (A)	1,899	5,370
Kia Corp.	6,532	477,837
KIWOOM Securities Company, Ltd.	814	82,562
KMH Company, Ltd. (A)	1,202	10,662
KMW Company, Ltd. (A)(C)	436	15,982
Koh Young Technology, Inc.	1,589	30,853
Kolmar BNH Company, Ltd.	589	20,310
Kolmar Korea Company, Ltd.	453	18,811
Kolmar Korea Holdings Company, Ltd.	571	12,031
Kolon Industries, Inc.	1,191	89,111
KoMiCo, Ltd.	489	34,741
Korea Aerospace Industries, Ltd.	1,205	34,046
Korea Electric Power Corp.	5,805	119,946
Korea Electric Terminal Company, Ltd.	438	31,182
Korea Gas Corp. (A)	863	26,892
Korea Investment Holdings Company, Ltd.	1,832	150,024
Korea Line Corp. (A)	8,922	22,598
Korea Petrochemical Industrial Company, Ltd.	150	29,851
Korea Real Estate Investment & Trust Company, Ltd.	13,600	27,525
Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	826	84,155
Korea United Pharm, Inc.	348	15,727
Korea Zinc Company, Ltd.	267	122,288
Korean Air Lines Company, Ltd. (A)	6,963	187,579
Korean Reinsurance Company	5,180	42,080
KPM Tech Company, Ltd. (A)	4,649	11,124
KPX Chemical Company, Ltd.	134	6,983
KT Corp.	1,250	35,327
KT Skylife Company, Ltd.	2,656	23,654
KT&G Corp.	2,855	200,797
45	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Kukdo Chemical Company, Ltd.	337	$18,993
Kuk-il Paper Manufacturing Company, Ltd. (A)	4,965	22,605
Kumho Petrochemical Company, Ltd.	758	126,732
Kumho Tire Company, Inc. (A)	6,125	31,174
KUMHOE&C Company, Ltd.	1,164	13,124
Kwang Dong Pharmaceutical Company, Ltd.	1,959	13,998
Kyongbo Pharmaceutical Company, Ltd.	455	4,713
Kyung Dong Navien Company, Ltd.	334	19,318
L&C Bio Company, Ltd.	662	20,341
L&F Company, Ltd.	420	41,815
Leaders Cosmetics Company, Ltd. (A)	484	1,842
LEENO Industrial, Inc.	261	40,022
LF Corp.	1,828	28,952
LG Chem, Ltd.	705	459,382
LG Corp.	1,446	118,604
LG Display Company, Ltd. (A)	2,310	40,636
LG Display Company, Ltd., ADR (A)(C)	22,102	194,719
LG Electronics, Inc.	4,149	506,724
LG HelloVision Company, Ltd.	2,843	19,076
LG Household & Health Care, Ltd.	200	251,962
LG Innotek Company, Ltd.	561	103,697
LG Uplus Corp.	10,544	127,573
LIG Nex1 Company, Ltd.	395	17,698
Lock&Lock Company, Ltd. (A)	920	9,544
Lotte Chemical Corp.	334	71,834
Lotte Chilsung Beverage Company, Ltd.	242	30,243
Lotte Confectionery Company, Ltd.	114	13,606
Lotte Corp.	417	12,748
LOTTE Fine Chemical Company, Ltd.	1,260	75,983
Lotte Food Company, Ltd.	33	11,943
LOTTE Himart Company, Ltd.	604	16,291
Lotte Non-Life Insurance Company, Ltd. (A)	7,292	11,427
Lotte Shopping Company, Ltd.	386	35,717
LS Corp.	565	32,372
LS Electric Company, Ltd.	593	34,982
LX Hausys, Ltd.	473	35,874
LX Holdings Corp. (A)	700	5,943
LX International Corp.	2,319	55,371
LX Semicon Company, Ltd.	375	37,235
Maeil Dairies Company, Ltd.	256	16,088
Maeil Holdings Company, Ltd.	480	4,219
Mando Corp. (A)	1,316	68,669
Mcnex Company, Ltd.	678	25,120
Medytox, Inc.	1,337	210,092
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	46

	Shares	Value
South Korea (continued)
Meerecompany, Inc. (A)	79	$2,005
MegaStudyEdu Company, Ltd.	501	32,879
Meritz Financial Group, Inc.	2,190	54,190
Meritz Fire & Marine Insurance Company, Ltd.	3,020	69,025
Meritz Securities Company, Ltd.	13,764	63,490
Mirae Asset Life Insurance Company, Ltd.	6,888	25,654
Mirae Asset Securities Company, Ltd.	10,763	81,612
Multicampus Company, Ltd.	178	5,751
MyungMoon Pharm Company, Ltd. (A)	1,061	5,057
Namhae Chemical Corp.	1,084	10,221
NAVER Corp.	811	307,075
NCSoft Corp.	290	164,925
Neowiz (A)	886	22,123
NEPES Corp. (A)	486	14,903
Netmarble Corp. (B)	311	34,527
Nexen Tire Corp.	4,056	29,281
NextEye Company, Ltd.	397	473
NH Investment & Securities Company, Ltd.	3,814	43,457
NHN Corp. (A)	359	21,819
NHN KCP Corp. (A)	734	30,592
NICE Holdings Company, Ltd.	1,125	17,497
Nice Information & Telecommunication, Inc.	598	16,650
NICE Information Service Company, Ltd.	1,825	33,336
Nong Woo Bio Company, Ltd.	564	5,877
NongShim Company, Ltd.	120	30,880
NOROO Paint & Coatings Company, Ltd.	430	4,165
OCI Company, Ltd. (A)	554	60,512
Opto Device Technology Company, Ltd.	373	2,202
Orion Holdings Corp.	1,265	17,379
Osstem Implant Company, Ltd.	379	52,283
Ottogi Corp.	37	16,494
Pan Ocean Company, Ltd.	9,495	67,799
Paradise Company, Ltd. (A)	1,307	19,121
Partron Company, Ltd.	1,950	16,737
Pearl Abyss Corp. (A)	649	52,751
People & Technology, Inc.	844	19,513
PharmaResearch Company, Ltd.	170	14,170
Pharmicell Company, Ltd. (A)	1,235	17,364
PI Advanced Materials Company, Ltd.	558	28,227
Poongsan Corp.	1,263	38,499
POSCO	1,342	386,268
POSCO Chemical Company, Ltd.	317	42,353
Posco International Corp.	2,195	42,919
PSK, Inc.	656	22,109
47	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Pulmuone Company, Ltd.	814	$12,262
RFHIC Corp.	601	16,983
S-1 Corp.	792	56,069
Sam Chun Dang Pharm Company, Ltd. (A)	567	26,961
Sam Yung Trading Company, Ltd.	901	12,347
Samchully Company, Ltd.	159	12,010
Samick THK Company, Ltd.	534	5,538
Samjin Pharmaceutical Company, Ltd.	502	11,631
SAMPYO Cement Company, Ltd.	2,549	12,188
Samsung Biologics Company, Ltd. (A)(B)	69	57,354
Samsung C&T Corp.	1,299	148,597
Samsung Card Company, Ltd.	1,362	40,013
Samsung Electro-Mechanics Company, Ltd.	1,677	266,120
Samsung Electronics Company, Ltd.	117,259	7,741,232
Samsung Engineering Company, Ltd. (A)	5,517	106,002
Samsung Fire & Marine Insurance Company, Ltd.	1,347	262,195
Samsung Heavy Industries Company, Ltd. (A)	12,666	68,667
Samsung Life Insurance Company, Ltd.	1,023	65,592
Samsung SDI Company, Ltd.	432	294,446
Samsung SDS Company, Ltd.	655	97,225
Samsung Securities Company, Ltd.	2,538	107,917
Samwha Capacitor Company, Ltd.	526	28,398
Samyang Foods Company, Ltd.	292	20,955
Samyang Holdings Corp.	267	24,278
Sangsangin Company, Ltd. (A)	3,162	22,274
SaraminHR Company, Ltd.	326	13,578
SBS Media Holdings Company, Ltd. (A)	945	1,782
SeAH Holdings Corp.	61	5,702
Sebang Global Battery Company, Ltd.	496	35,728
Seegene, Inc.	1,040	58,902
Sejong Industrial Company, Ltd.	995	9,974
Seojin System Company, Ltd. (A)	696	22,828
Seoul Semiconductor Company, Ltd.	1,598	22,663
SEOWONINTECH Company, Ltd.	540	3,148
Seoyon E-Hwa Company, Ltd.	105	662
Sewon E&C Company, Ltd. (A)	4,490	3,614
SFA Engineering Corp.	833	27,783
SFA Semicon Company, Ltd. (A)	2,349	13,965
SGC eTec E&C Company, Ltd.	122	7,581
SH Energy & Chemical Company, Ltd. (A)	2,681	2,364
Shin Poong Pharmaceutical Company, Ltd.	207	12,575
Shinhan Financial Group Company, Ltd.	12,718	423,683
Shinsegae Engineering & Construction Company, Ltd.	261	9,831
Shinsegae International, Inc.	109	18,555
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	48

	Shares	Value
South Korea (continued)
Shinsegae, Inc.	327	$75,643
Shinyoung Securities Company, Ltd.	377	20,451
SIMMTECH Company, Ltd.	1,094	28,834
SK Chemicals Company, Ltd.	138	32,046
SK D&D Company, Ltd.	481	15,953
SK Discovery Company, Ltd.	404	16,659
SK Gas, Ltd.	234	24,061
SK Hynix, Inc.	15,218	1,393,367
SK Innovation Company, Ltd. (A)	557	119,405
SK Materials Company, Ltd.	122	42,455
SK Networks Company, Ltd.	9,038	43,285
SK Securities Company, Ltd.	33,889	26,845
SK Telecom Company, Ltd.	726	186,661
SK, Inc.	801	181,476
SKC Company, Ltd.	503	68,848
SL Corp.	916	21,673
SM Entertainment Company, Ltd. (A)	668	39,651
SNT Holdings Company, Ltd.	302	4,843
SNT Motiv Company, Ltd.	643	30,165
S-Oil Corp.	868	70,877
Solus Advanced Materials Company, Ltd.	400	21,318
Songwon Industrial Company, Ltd.	862	13,412
Soulbrain Company, Ltd.	54	13,157
Soulbrain Holdings Company, Ltd. (A)	248	7,300
Spigen Korea Company, Ltd.	296	14,475
SSANGYONG C&E Company, Ltd.	4,522	32,810
ST Pharm Company, Ltd. (A)	358	31,360
Studio Dragon Corp. (A)	258	19,318
Sungshin Cement Company, Ltd.	1,538	14,289
Sungwoo Hitech Company, Ltd.	6,093	32,595
Sunjin Company, Ltd.	1,060	13,653
Sunny Electronics Corp. (A)	1,058	2,950
Suprema, Inc. (A)	225	4,967
SY Company, Ltd. (A)	1,552	5,049
Tae Kyung Industrial Company, Ltd.	604	3,294
Taekwang Industrial Company, Ltd.	15	14,288
Taeyoung Engineering & Construction Company, Ltd.	2,164	22,728
Taihan Electric Wire Company, Ltd. (A)	15,121	32,499
TechWing, Inc.	1,236	27,537
TES Company, Ltd.	818	19,440
Theragen Etex Company, Ltd. (A)	1,048	6,682
Tokai Carbon Korea Company, Ltd.	189	27,598
Tongyang Life Insurance Company, Ltd.	7,524	35,049
Tonymoly Company, Ltd. (A)	241	1,579
49	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Toptec Company, Ltd.	1,541	$14,054
TY Holdings Company, Ltd. (A)	1,262	33,394
Uju Electronics Company, Ltd.	578	12,513
Value Added Technology Company, Ltd.	533	19,384
Webzen, Inc. (A)	1,268	29,621
Whanin Pharmaceutical Company, Ltd.	637	10,694
WiSoL Company, Ltd.	1,676	17,657
WIZIT Company, Ltd. (A)	3,288	3,415
WONIK CUBE Corp. (A)	1,133	3,806
Wonik Holdings Company, Ltd. (A)	3,450	16,830
WONIK IPS Company, Ltd.	731	28,453
Wonik Pne Company, Ltd. (A)	529	14,971
Woori Financial Group, Inc.	11,908	115,208
Woori Investment Bank Company, Ltd.	16,599	13,392
Woori Technology, Inc. (A)	3,129	5,731
Woorison F&G Company, Ltd.	2,437	5,048
YG Entertainment, Inc. (A)	319	16,626
YJM Games Company, Ltd. (A)	1,588	3,014
Youngone Corp.	961	34,443
Yuanta Securities Korea Company, Ltd.	8,310	31,388
Yuhan Corp.	829	44,611
Yungjin Pharmaceutical Company, Ltd. (A)	3,547	16,493
Spain 0.0%		20,169
AmRest Holdings SE (A)	2,461	20,169
Taiwan 15.3%		30,216,586
Abico Avy Company, Ltd.	11,089	10,073
Accton Technology Corp.	10,796	109,378
Acer, Inc. (C)	116,510	105,740
Acter Group Corp., Ltd.	1,697	11,529
Advanced Ceramic X Corp.	2,000	31,775
Advantech Company, Ltd.	3,738	52,046
Aerospace Industrial Development Corp.	11,000	11,558
Alltek Technology Corp.	9,999	11,326
Altek Corp.	10,000	12,572
Amazing Microelectronic Corp.	740	4,327
AMPOC Far-East Company, Ltd.	7,000	9,913
Apex Biotechnology Corp.	8,060	6,630
Apex International Company, Ltd.	9,000	20,112
Arcadyan Technology Corp.	8,898	29,635
Ardentec Corp.	17,363	44,788
ASE Technology Holding Company, Ltd., ADR (C)	48,264	447,407
Asia Cement Corp.	53,608	86,775
Asia Optical Company, Inc. (A)	9,710	29,246
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	50

	Shares	Value
Taiwan (continued)
Asia Pacific Telecom Company, Ltd. (A)	116,666	$35,026
Asia Polymer Corp.	10,779	14,585
Asia Vital Components Company, Ltd.	10,667	26,656
ASPEED Technology, Inc.	1,000	84,363
Asustek Computer, Inc.	11,528	134,576
AU Optronics Corp. (C)	214,000	134,926
Bank of Kaohsiung Company, Ltd.	41,079	17,112
Basso Industry Corp. (A)	8,700	14,749
BES Engineering Corp.	45,200	14,603
Capital Securities Corp.	64,826	36,967
Career Technology MFG. Company, Ltd. (A)	29,599	28,489
Caswell, Inc.	3,000	11,085
Catcher Technology Company, Ltd.	16,000	96,233
Cathay Financial Holding Company, Ltd.	131,161	281,679
Cathay Real Estate Development Company, Ltd.	19,000	13,329
Center Laboratories, Inc.	15,000	38,393
Century Iron & Steel Industrial Company, Ltd.	5,000	20,111
Chailease Holding Company, Ltd.	27,691	265,642
Chang Hwa Commercial Bank, Ltd.	105,742	62,913
Chang Wah Electromaterials, Inc.	14,090	17,797
Channel Well Technology Company, Ltd.	7,000	10,945
Charoen Pokphand Enterprise	11,465	33,005
Cheng Loong Corp.	22,480	29,164
Cheng Mei Materials Technology Corp. (A)	46,050	18,883
Cheng Shin Rubber Industry Company, Ltd.	54,031	72,541
Chia Chang Company, Ltd.	10,000	17,657
Chia Hsin Cement Corp.	17,089	13,751
Chicony Electronics Company, Ltd.	28,455	80,472
Chicony Power Technology Company, Ltd.	12,305	30,444
Chilisin Electronics Corp.	8,270	27,287
China Airlines, Ltd. (A)	119,820	74,187
China Bills Finance Corp.	43,000	25,126
China Development Financial Holding Corp.	196,531	100,440
China General Plastics Corp.	13,039	18,506
China Life Insurance Company, Ltd.	17,623	18,339
China Man-Made Fiber Corp. (A)	56,732	21,154
China Metal Products Company, Ltd.	14,966	17,764
China Petrochemical Development Corp. (A)	153,047	71,032
China Steel Chemical Corp.	6,000	23,448
China Steel Corp.	167,038	229,454
Ching Feng Home Fashions Company, Ltd. (A)	11,000	8,387
Chin-Poon Industrial Company, Ltd.	13,642	15,931
Chipbond Technology Corp.	33,000	91,402
ChipMOS Technologies, Inc.	37,638	79,549
51	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Chong Hong Construction Company, Ltd. (A)	5,024	$14,436
Chroma ATE, Inc.	8,440	54,600
Chun Yuan Steel Industry Company, Ltd.	7,381	7,546
Chung Hung Steel Corp.	25,226	42,478
Chunghwa Telecom Company, Ltd.	65,000	262,941
Cleanaway Company, Ltd.	2,000	12,269
Clevo Company	17,120	18,110
CMC Magnetics Corp.	29,201	10,510
Compal Electronics, Inc.	152,895	126,174
Compeq Manufacturing Company, Ltd.	60,000	88,331
Concraft Holding Company, Ltd.	5,717	13,462
Continental Holdings Corp.	12,950	11,026
Coremax Corp.	3,865	16,924
Coretronic Corp.	17,000	34,269
CTBC Financial Holding Company, Ltd.	433,967	359,687
CTCI Corp.	17,000	22,106
Cub Elecparts, Inc. (A)	2,039	11,214
CyberPower Systems, Inc.	4,000	11,053
Delta Electronics, Inc.	20,253	197,283
D-Link Corp.	20,657	12,790
Dynapack International Technology Corp.	5,000	16,770
E Ink Holdings, Inc.	21,000	58,998
E.Sun Financial Holding Company, Ltd.	187,821	180,044
Eastern Media International Corp.	31,931	39,016
Eclat Textile Company, Ltd.	4,532	90,999
Egis Technology, Inc.	4,000	17,213
Elan Microelectronics Corp.	10,400	58,919
E-LIFE MALL Corp.	6,000	18,487
Elite Advanced Laser Corp.	9,000	17,943
Elite Material Company, Ltd.	9,831	82,791
Elite Semiconductor Microelectronics Technology, Inc.	7,000	35,239
eMemory Technology, Inc.	2,000	116,955
Ennostar, Inc. (A)	25,605	71,254
EnTie Commercial Bank Company, Ltd.	52,000	30,008
Eternal Materials Company, Ltd.	34,966	46,330
Eva Airways Corp.	100,332	69,203
Evergreen International Storage & Transport Corp.	15,320	18,477
Evergreen Marine Corp. Taiwan, Ltd.	74,182	362,123
Everlight Electronics Company, Ltd.	16,000	31,903
Far Eastern Department Stores, Ltd.	54,558	42,568
Far Eastern International Bank	112,420	44,596
Far Eastern New Century Corp.	74,878	81,067
Far EasTone Telecommunications Company, Ltd.	53,000	117,913
Farglory Land Development Company, Ltd.	10,526	24,187
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	52

	Shares	Value
Taiwan (continued)
Federal Corp. (A)(C)	21,137	$21,407
Feng Hsin Steel Company, Ltd.	17,000	48,474
Feng TAY Enterprise Company, Ltd.	8,494	66,112
First Financial Holding Company, Ltd.	181,746	150,104
First Hotel	14,923	7,535
First Steamship Company, Ltd.	31,479	18,415
FLEXium Interconnect, Inc. (A)	14,352	59,898
Flytech Technology Company, Ltd.	6,125	14,162
Formosa Chemicals & Fibre Corp.	48,440	146,733
Formosa Petrochemical Corp.	12,000	42,302
Formosa Plastics Corp.	40,880	150,944
Formosa Sumco Technology Corp.	2,000	13,362
Formosa Taffeta Company, Ltd.	12,000	13,505
Formosan Rubber Group, Inc.	18,180	14,486
Foxconn Technology Company, Ltd.	21,617	51,554
Foxsemicon Integrated Technology, Inc.	2,427	18,858
Fubon Financial Holding Company, Ltd.	86,422	264,714
Fulgent Sun International Holding Company, Ltd.	4,112	12,971
Fulltech Fiber Glass Corp. (A)	33,357	21,989
Fusheng Precision Company, Ltd.	3,000	19,618
Gemtek Technology Corp.	26,496	25,248
General Interface Solution Holding, Ltd.	14,000	54,059
Genius Electronic Optical Company, Ltd.	2,952	51,378
GeoVision, Inc.	1,703	2,381
Getac Technology Corp.	20,000	37,692
Giant Manufacturing Company, Ltd.	9,000	108,774
Gigabyte Technology Company, Ltd.	17,719	55,890
Ginko International Company, Ltd.	3,150	23,789
Global Brands Manufacture, Ltd.	15,611	18,786
Global Mixed Mode Technology, Inc.	2,000	18,825
Global PMX Company, Ltd.	2,000	11,007
Globalwafers Company, Ltd.	4,000	125,000
Goldsun Building Materials Company, Ltd.	52,208	42,259
Gourmet Master Company, Ltd.	4,000	21,127
Grand Pacific Petrochemical	48,000	52,566
Grape King Bio, Ltd.	7,000	41,147
Great Taipei Gas Company, Ltd.	25,000	29,979
Great Wall Enterprise Company, Ltd.	25,036	48,901
Greatek Electronics, Inc.	11,000	35,517
Hannstar Board Corp.	23,213	35,005
HannStar Display Corp.	120,980	69,936
Hey Song Corp.	18,250	22,775
Highwealth Construction Corp.	25,446	44,257
Hitron Technology, Inc.	8,267	5,707
53	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Hiwin Technologies Corp.	9,673	$113,299
Ho Tung Chemical Corp.	55,773	21,195
Holtek Semiconductor, Inc.	5,000	23,079
Holy Stone Enterprise Company, Ltd.	7,000	30,470
Hon Hai Precision Industry Company, Ltd.	161,352	644,329
Hota Industrial Manufacturing Company, Ltd.	13,309	45,938
Hotai Finance Company, Ltd.	4,000	12,342
Hotai Motor Company, Ltd.	6,000	125,859
HTC Corp. (A)	26,700	34,186
Hua Nan Financial Holdings Company, Ltd.	136,988	103,226
Huaku Development Company, Ltd.	12,353	39,235
Hung Ching Development & Construction Company, Ltd.	2,000	2,103
Ibase Technology, Inc.	10,000	14,071
IBF Financial Holdings Company, Ltd.	78,719	45,530
Innodisk Corp.	2,600	21,705
Innolux Corp. (C)	238,219	147,555
Inpaq Technology Company, Ltd. (A)	6,650	13,703
International CSRC Investment Holdings Company	35,797	30,165
International Games System Company, Ltd.	2,000	47,812
Inventec Corp.	49,705	43,483
ITEQ Corp.	12,626	60,040
Jentech Precision Industrial Company, Ltd.	2,000	21,862
Jourdeness Group, Ltd.	3,000	7,650
Kaimei Electronic Corp.	2,865	10,363
KEE TAI Properties Company, Ltd.	24,973	11,422
Kenda Rubber Industrial Company, Ltd.	17,947	21,537
Kerry TJ Logistics Company, Ltd.	9,000	15,606
Kindom Development Company, Ltd.	11,000	16,840
King Slide Works Company, Ltd.	2,000	26,930
King Yuan Electronics Company, Ltd.	47,762	78,284
King’s Town Bank Company, Ltd.	37,000	58,542
Kinpo Electronics, Inc.	52,724	24,000
Kinsus Interconnect Technology Corp.	12,000	86,595
KMC Kuei Meng International, Inc.	3,000	22,810
Kwong Lung Enterprise Company, Ltd.	7,000	10,134
LandMark Optoelectronics Corp.	2,000	15,771
Largan Precision Company, Ltd.	2,000	192,831
Lealea Enterprise Company, Ltd. (A)	28,863	11,666
Lida Holdings, Ltd.	4,640	4,883
Lien Hwa Industrial Holdings Corp.	12,827	24,317
Lite-On Technology Corp.	74,250	163,722
Longchen Paper & Packaging Company, Ltd.	46,265	46,860
Lotes Company, Ltd.	3,139	61,020
Lumax International Corp., Ltd.	6,855	17,375
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	54

	Shares	Value
Taiwan (continued)
Machvision, Inc.	79	$733
Macronix International Company, Ltd.	55,706	80,599
Makalot Industrial Company, Ltd.	14,247	122,330
MediaTek, Inc.	16,000	518,836
Mega Financial Holding Company, Ltd.	185,531	219,435
Mercuries Life Insurance Company, Ltd. (A)	69,535	23,271
Merida Industry Company, Ltd.	3,162	36,359
Merry Electronics Company, Ltd.	6,000	20,818
Micro-Star International Company, Ltd.	21,488	100,818
Mildef Crete, Inc.	4,000	8,928
Mitac Holdings Corp.	38,448	38,672
momo.com, Inc. (C)	1,300	80,652
Namchow Holdings Company, Ltd.	12,000	21,088
Nan Kang Rubber Tire Company, Ltd.	9,711	13,355
Nan Ya Plastics Corp.	56,860	183,746
Nantex Industry Company, Ltd.	10,039	38,893
Nanya Technology Corp.	23,985	57,194
National Petroleum Company, Ltd.	9,000	15,733
Nien Made Enterprise Company, Ltd.	4,000	59,639
Novatek Microelectronics Corp.	12,000	193,651
O-Bank Company, Ltd.	100,562	27,152
Oneness Biotech Company, Ltd. (A)	3,000	20,848
OptoTech Corp.	23,033	28,884
Oriental Union Chemical Corp. (A)	36,300	28,536
Pacific Hospital Supply Company, Ltd.	5,498	14,313
Pan-International Industrial Corp.	9,443	13,370
PChome Online, Inc.	7,000	27,218
PCL Technologies, Inc.	3,282	9,353
Pegatron Corp.	56,321	131,526
Pegavision Corp.	1,000	21,554
Pharmally International Holding Company, Ltd. (A)(D)	3,533	2,525
Phison Electronics Corp.	3,000	45,978
Polytronics Technology Corp.	4,188	20,471
Pou Chen Corp.	60,448	71,798
Power Wind Health Industry, Inc.	3,150	16,122
Powertech Technology, Inc.	33,000	133,732
Poya International Company, Ltd.	1,866	33,917
President Chain Store Corp.	15,000	154,448
President Securities Corp.	29,515	25,026
Primax Electronics, Ltd.	18,000	33,708
Prince Housing & Development Corp.	37,943	18,751
Prodisc Technology, Inc. (A)(D)	540,000	0
Qisda Corp.	45,440	48,615
Quanta Computer, Inc.	59,000	166,856
55	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Quanta Storage, Inc.	14,000	$18,666
Radiant Opto-Electronics Corp.	17,343	61,864
Radium Life Tech Company, Ltd.	42,476	16,218
Realtek Semiconductor Corp.	7,706	153,586
Rich Development Company, Ltd.	36,000	11,993
Ritek Corp. (A)	29,707	10,348
Ruentex Development Company, Ltd.	22,360	55,841
Ruentex Industries, Ltd.	11,280	45,151
Sampo Corp. (A)	16,197	18,105
Sanyang Motor Company, Ltd.	19,389	19,098
SCI Pharmtech, Inc.	4,800	14,755
Shihlin Electric & Engineering Corp. (A)	13,213	24,868
Shin Hai Gas Corp.	2,491	4,242
Shin Kong Financial Holding Company, Ltd.	247,171	84,692
Shin Zu Shing Company, Ltd.	9,301	35,558
Shining Building Business Company, Ltd. (A)	29,397	12,972
Shinkong Insurance Company, Ltd.	9,000	14,212
Shinkong Synthetic Fibers Corp.	52,287	37,164
Shinkong Textile Company, Ltd.	22,000	32,696
Shiny Chemical Industrial Company, Ltd.	3,937	18,187
Sigurd Microelectronics Corp.	18,842	44,080
Simplo Technology Company, Ltd.	6,520	74,137
Sinbon Electronics Company, Ltd.	6,043	47,016
Sincere Navigation Corp.	13,930	20,267
Sino-American Electronic Company, Ltd. (A)(D)	10,961	0
Sino-American Silicon Products, Inc.	18,000	124,680
SinoPac Financial Holdings Company, Ltd.	252,419	129,617
Sitronix Technology Corp.	3,000	31,850
Solar Applied Materials Technology Corp.	12,000	21,446
Sonix Technology Company, Ltd.	7,000	22,793
Sporton International, Inc.	2,934	24,320
St. Shine Optical Company, Ltd.	2,000	24,358
Standard Foods Corp.	15,221	28,656
Sunny Friend Environmental Technology Company, Ltd.	3,000	22,235
Sunonwealth Electric Machine Industry Company, Ltd.	11,000	15,416
Sunplus Technology Company, Ltd.	15,000	21,173
Supreme Electronics Company, Ltd.	25,309	39,964
Synnex Technology International Corp.	36,188	70,193
Systex Corp.	5,000	15,423
TA Chen Stainless Pipe (A)	60,054	109,252
Taichung Commercial Bank Company, Ltd.	207,581	87,919
TaiDoc Technology Corp. (A)	4,000	30,022
Tainan Spinning Company, Ltd.	25,397	21,307
Taishin Financial Holding Company, Ltd.	172,386	120,278
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	56

	Shares	Value
Taiwan (continued)
Taiwan Business Bank	172,574	$60,301
Taiwan Cement Corp.	116,296	203,052
Taiwan Cogeneration Corp.	12,137	16,473
Taiwan Cooperative Financial Holding Company, Ltd.	167,702	135,114
Taiwan Fertilizer Company, Ltd.	24,000	48,839
Taiwan FU Hsing Industrial Company, Ltd.	7,000	10,565
Taiwan Glass Industry Corp.	35,894	46,337
Taiwan High Speed Rail Corp.	46,000	50,106
Taiwan Hon Chuan Enterprise Company, Ltd.	15,329	41,289
Taiwan Kolin Company, Ltd. (A)(D)	400,000	0
Taiwan Land Development Corp. (A)	58,353	12,516
Taiwan Mobile Company, Ltd.	38,700	141,035
Taiwan Paiho, Ltd.	15,342	46,450
Taiwan PCB Techvest Company, Ltd.	14,000	23,246
Taiwan Secom Company, Ltd.	14,430	51,296
Taiwan Semiconductor Company, Ltd.	8,000	21,151
Taiwan Semiconductor Manufacturing Company, Ltd.	421,000	9,234,736
Taiwan Shin Kong Security Company, Ltd.	13,724	18,713
Taiwan Styrene Monomer	16,821	13,611
Taiwan Surface Mounting Technology Corp.	8,636	32,137
Taiwan TEA Corp. (A)	18,723	13,583
Taiwan Union Technology Corp.	10,000	39,580
Tatung Company, Ltd. (A)	45,526	50,005
TCI Company, Ltd.	3,977	38,642
Teco Electric & Machinery Company, Ltd.	42,109	47,373
The Ambassador Hotel (A)	17,000	17,317
The Shanghai Commercial & Savings Bank, Ltd.	36,000	58,428
Ton Yi Industrial Corp.	45,000	22,402
Tong Hsing Electronic Industries, Ltd.	4,913	46,240
Tong Yang Industry Company, Ltd.	26,043	32,366
Topco Scientific Company, Ltd.	5,048	24,095
Topkey Corp.	2,000	9,417
TPK Holding Company, Ltd.	23,000	32,617
Transcend Information, Inc.	4,000	9,997
Tripod Technology Corp.	13,770	56,817
TSRC Corp.	25,706	28,674
TTY Biopharm Company, Ltd.	10,094	29,137
Tung Ho Steel Enterprise Corp.	23,138	36,969
TXC Corp.	10,659	43,726
TYC Brother Industrial Company, Ltd.	16,531	11,852
Ultra Chip, Inc. (A)	4,100	22,752
U-Ming Marine Transport Corp.	7,000	17,512
Unimicron Technology Corp.	33,855	179,424
Union Bank of Taiwan (A)	59,760	26,398
57	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
Uni-President Enterprises Corp.	144,803	$377,399
Unitech Printed Circuit Board Corp. (A)	17,326	12,514
United Integrated Services Company, Ltd.	8,200	58,763
United Microelectronics Corp.	245,468	556,214
United Renewable Energy Company, Ltd. (A)	47,325	36,166
Universal Cement Corp.	20,819	15,628
Unizyx Holding Corp. (A)	10,000	9,109
UPC Technology Corp.	56,164	49,454
USI Corp.	27,318	32,319
Vanguard International Semiconductor Corp.	31,000	164,894
Ve Wong Corp.	9,450	11,425
Visual Photonics Epitaxy Company, Ltd.	4,275	19,521
Voltronic Power Technology Corp.	1,360	60,704
Wafer Works Corp.	22,000	55,496
Wah Lee Industrial Corp.	8,000	25,550
Walsin Lihwa Corp.	53,000	51,253
Walsin Technology Corp. (A)	11,805	76,537
Wan Hai Lines, Ltd.	12,216	109,301
WAN HWA Enterprise Company	2,975	1,299
Win Semiconductors Corp.	12,582	149,319
Winbond Electronics Corp.	92,519	98,058
Wintek Corp. (A)(D)	819,661	0
Wisdom Marine Lines Company, Ltd.	6,372	20,591
Wistron Corp.	106,382	105,069
Wistron NeWeb Corp.	13,483	35,107
Wiwynn Corp.	3,000	104,732
Wowprime Corp.	5,000	26,229
WPG Holdings, Ltd.	35,779	62,412
WT Microelectronics Company, Ltd.	17,497	37,799
XinTec, Inc.	4,000	20,761
Xxentria Technology Materials Corp.	6,124	15,535
Yageo Corp.	8,284	142,621
Yang Ming Marine Transport Corp. (A)	31,613	151,427
YFY, Inc.	41,614	53,634
Yieh Phui Enterprise Company, Ltd. (A)	22,896	26,892
Youngtek Electronics Corp.	5,058	15,921
Yuanta Financial Holding Company, Ltd.	168,663	151,936
Yulon Finance Corp.	6,141	36,797
Yulon Motor Company, Ltd.	21,810	29,700
Yungtay Engineering Company, Ltd.	6,000	12,769
Zhen Ding Technology Holding, Ltd.	23,050	82,382
ZongTai Real Estate Development Company, Ltd.	16,000	22,353
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	58

	Shares	Value
Thailand 1.9%		$3,749,302
AAPICO Hitech PCL	12,870	8,937
Advanced Info Service PCL	19,691	114,817
AEON Thana Sinsap Thailand PCL, NVDR	2,900	17,791
Airports of Thailand PCL	60,800	120,127
Allianz Ayudhya Capital PCL	12,100	14,080
Amata Corp. PCL	40,900	23,827
AP Thailand PCL	139,778	36,402
B Grimm Power PCL	18,300	26,241
Bangchak Corp. PCL	47,400	39,660
Bangkok Airways PCL (A)	63,400	23,396
Bangkok Bank PCL	5,505	19,452
Bangkok Chain Hospital PCL	43,625	30,424
Bangkok Dusit Medical Services PCL	139,800	101,410
Bangkok Expressway & Metro PCL	157,225	42,175
Bangkok Insurance PCL	4,870	41,095
Bangkok Land PCL	480,800	16,104
Bangkok Life Assurance PCL, NVDR	15,160	12,926
Banpu PCL	90,500	30,877
Banpu Power PCL	31,100	18,416
BCPG PCL	40,400	18,538
Berli Jucker PCL	47,600	53,488
Better World Green PCL (A)	256,000	5,554
BTS Group Holdings PCL	100,400	29,273
Bumrungrad Hospital PCL	6,300	25,968
Cal-Comp Electronics Thailand PCL	272,675	24,860
Carabao Group PCL	4,100	17,802
Central Pattana PCL	36,900	61,425
Central Retail Corp. PCL	29,700	31,513
CH Karnchang PCL	59,423	36,654
Charoen Pokphand Foods PCL	132,033	110,625
Chularat Hospital PCL	197,600	22,664
Com7 PCL	12,400	26,772
CP ALL PCL	90,800	183,055
Delta Electronics Thailand PCL	5,000	90,537
Dhipaya Insurance PCL	23,600	20,688
Dynasty Ceramic PCL	351,500	33,569
Eastern Polymer Group PCL	43,500	16,994
Eastern Water Resources Development & Management PCL	35,400	11,200
Electricity Generating PCL	6,200	34,791
Energy Absolute PCL	20,900	42,433
GFPT PCL	38,500	14,795
Global Power Synergy PCL	17,182	44,341
Group Lease PCL, NVDR (A)(D)	54,000	1,089
Gunkul Engineering PCL	209,600	30,796
59	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Thailand (continued)
Hana Microelectronics PCL	8,200	$17,923
Home Product Center PCL	94,312	41,788
Indorama Ventures PCL	35,500	48,121
IRPC PCL	400,700	49,363
Jasmine International PCL	184,138	16,666
JMT Network Services PCL	10,000	14,173
Kang Yong Electric PCL	130	1,524
KCE Electronics PCL	18,500	43,863
Kiatnakin Phatra Bank PCL	10,300	17,957
Krung Thai Bank PCL	37,450	12,991
Krungthai Card PCL	12,000	24,643
Land & Houses PCL	190,300	48,076
LH Financial Group PCL	157,800	5,629
LPN Development PCL	58,200	9,111
MBK PCL (A)	27,912	12,290
Mega Lifesciences PCL	11,600	17,616
Minor International PCL (A)	24,400	24,782
MK Restaurants Group PCL	12,000	19,909
Muangthai Capital PCL	13,900	27,886
Origin Property PCL	40,350	12,309
PCS Machine Group Holding PCL	53,400	9,274
Plan B Media PCL	115,800	22,214
Polyplex Thailand PCL	14,100	11,368
Prima Marine PCL	49,900	10,829
Pruksa Holding PCL	26,800	10,972
PTG Energy PCL	31,400	17,806
PTT Exploration & Production PCL	32,528	112,256
PTT Global Chemical PCL	23,492	46,586
PTT PCL	179,000	211,996
Quality Houses PCL	489,271	33,709
Ratch Group PCL	21,600	31,652
Ratchthani Leasing PCL	163,218	22,462
RS PCL (A)	16,600	10,293
Sabina PCL	12,700	7,758
Saha-Union PCL	53,300	56,213
Samart Corp. PCL (A)	27,900	6,400
Sansiri PCL	773,509	30,660
Sermsang Power Corp. Company, Ltd.	23,100	9,315
Siam City Cement PCL	2,541	13,359
Siam Global House PCL	34,746	23,374
Siamgas & Petrochemicals PCL	54,100	19,284
Singha Estate PCL (A)	157,900	10,477
Sino-Thai Engineering & Construction PCL	50,900	21,132
Somboon Advance Technology PCL	19,007	12,378
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	60

	Shares	Value
Thailand (continued)
SPCG PCL	38,800	$21,783
Sri Trang Agro-Industry PCL	44,300	52,197
Srisawad Corp. PCL	12,400	27,572
Star Petroleum Refining PCL (A)	71,900	19,586
Supalai PCL	77,450	49,763
Super Energy Corp. PCL	697,500	20,978
Thai Oil PCL	19,000	29,240
Thai Union Group PCL	107,300	66,237
Thai Vegetable Oil PCL	23,500	23,707
Thaicom PCL	15,900	4,930
Thaifoods Group PCL	112,700	16,291
The Siam Cement PCL	11,150	148,645
The Siam Commercial Bank PCL	17,131	56,515
Thoresen Thai Agencies PCL	46,900	24,117
Tipco Asphalt PCL, NVDR	31,100	17,840
TMBThanachart Bank PCL	368,010	12,197
TOA Paint Thailand PCL	10,900	11,575
Total Access Communication PCL, NVDR	22,200	25,472
TPI Polene PCL	404,300	22,570
TPI Polene Power PCL	106,000	14,466
True Corp. PCL	512,588	52,797
TTW PCL	49,900	18,420
U City PCL (A)	237,300	8,102
Unique Engineering & Construction PCL (A)	61,580	12,605
Univanich Palm Oil PCL	42,900	9,969
WHA Corp. PCL	174,900	17,678
Workpoint Entertainment PCL	11,640	8,082
Turkey 0.5%		967,718
Akbank TAS	67,088	47,617
Aksa Akrilik Kimya Sanayii AS	15,418	36,174
Anadolu Anonim Turk Sigorta Sirketi	15,271	11,643
Arcelik AS	4,380	16,938
Aselsan Elektronik Sanayi Ve Ticaret AS	9,214	17,621
Bera Holding AS (A)	6,956	8,188
BIM Birlesik Magazalar AS	8,299	71,621
Borusan Yatirim ve Pazarlama AS	11	615
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	1,525	4,020
Coca-Cola Icecek AS	2,666	28,087
Enka Insaat ve Sanayi AS	26,613	35,009
Eregli Demir ve Celik Fabrikalari TAS	16,833	38,078
Ford Otomotiv Sanayi AS	1,299	26,839
Goldas Kuyumculuk Sanayi Ithalat Ve Bagli Ortakliklari (A)(D)	54,847	623
Hektas Ticaret TAS (A)	21,125	21,316
61	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Turkey (continued)
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS (A)	8,657	$12,884
Is Yatirim Menkul Degerler AS	9,331	17,107
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (A)	37,562	35,164
KOC Holding AS	12,619	34,952
Koza Altin Isletmeleri AS (A)	997	12,399
Koza Anadolu Metal Madencilik Isletmeleri AS (A)	8,796	16,812
Migros Ticaret AS (A)	5,109	21,395
Otokar Otomotiv Ve Savunma Sanayi A.S.	263	10,520
Pegasus Hava Tasimaciligi AS (A)	1,333	11,322
Petkim Petrokimya Holding AS (A)	35,494	26,454
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	8,941	14,418
Sasa Polyester Sanayi AS (A)	5,106	16,907
TAV Havalimanlari Holding AS (A)	6,086	17,137
Tofas Turk Otomobil Fabrikasi AS	4,325	21,838
Turk Hava Yollari AO (A)	25,780	39,371
Turk Telekomunikasyon AS	16,647	14,850
Turk Traktor ve Ziraat Makineleri AS	447	9,238
Turkcell Iletisim Hizmetleri AS	33,861	66,956
Turkiye Garanti Bankasi AS	53,299	63,219
Turkiye Is Bankasi AS, Class C	32,898	22,774
Turkiye Petrol Rafinerileri AS (A)	1,496	18,264
Turkiye Sise ve Cam Fabrikalari AS	15,535	16,632
Turkiye Vakiflar Bankasi TAO, Class D (A)	34,357	14,861
Ulker Biskuvi Sanayi AS	4,197	9,649
Vestel Elektronik Sanayi ve Ticaret AS	3,881	13,370
Yapi ve Kredi Bankasi AS	46,073	14,602
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	10,687	18,269
Zorlu Enerji Elektrik Uretim AS (A)	63,428	11,965
Ukraine 0.0%		39,844
Kernel Holding SA	2,666	39,844
United Arab Emirates 0.8%		1,506,260
Abu Dhabi Commercial Bank PJSC	56,040	114,537
Abu Dhabi Islamic Bank PJSC	58,582	89,924
Abu Dhabi National Oil Company for Distribution PJSC	40,263	49,532
Agthia Group PJSC	7,185	13,114
Air Arabia PJSC (A)	91,308	35,262
Ajman Bank PJSC (A)	106,389	20,420
Aldar Properties PJSC	93,124	105,161
Aramex PJSC	37,355	40,776
Arkan Building Materials Company (A)	55,892	27,208
DAMAC Properties Dubai Company PJSC (A)	45,519	15,595
Dana Gas PJSC	170,647	50,583
Deyaar Development PJSC (A)	272,075	22,862
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	62

	Shares	Value
United Arab Emirates (continued)
Dubai Financial Market PJSC (A)	65,925	$20,278
Dubai Investments PJSC	82,070	40,825
Dubai Islamic Bank PJSC	34,330	47,641
Emaar Development PJSC (A)	31,923	34,296
Emaar Malls PJSC (A)	83,605	46,875
Emaar Properties PJSC	78,681	89,787
Emirates Integrated Telecommunications Company PJSC	14,786	26,688
Emirates NBD Bank PJSC	18,063	68,121
Emirates Telecommunications Group Company PJSC	27,602	177,297
First Abu Dhabi Bank PJSC	68,351	316,261
RAK Properties PJSC (A)	63,646	12,715
Ras Al Khaimah Ceramics	21,048	16,650
SHUAA Capital PSC	124,409	23,852
United States 0.1%		219,927
Bizlink Holding, Inc.	4,064	33,260
Nexteer Automotive Group, Ltd.	54,000	60,814

Parade Technologies, Ltd.	2,000	125,853
Preferred securities 1.1%		$2,218,605
(Cost $1,678,079)
Brazil 1.0%		1,971,510
Banco ABC Brasil SA	5,383	17,417
Banco Bradesco SA	68,647	307,337
Banco do Estado do Rio Grande do Sul SA, B Shares	6,855	16,545
Banco Inter SA (B)	9,109	38,668
Centrais Eletricas Brasileiras SA, B Shares	3,254	23,769
Centrais Eletricas Santa Catarina	900	12,184
Cia de Saneamento do Parana	48,343	36,555
Cia de Transmissao de Energia Eletrica Paulista	8,072	38,402
Cia Energetica de Minas Gerais	30,058	78,535
Cia Energetica de Sao Paulo, B Shares	8,098	36,709
Cia Ferro Ligas da Bahia	1,876	20,241
Cia Paranaense de Energia, B Shares	40,000	52,913
Gerdau SA	18,000	98,584
Itau Unibanco Holding SA	44,280	264,954
Lojas Americanas SA	11,434	13,179
Marcopolo SA	33,745	18,142
Petroleo Brasileiro SA	142,938	751,621
Randon SA Implementos e Participacoes	12,025	26,953
Unipar Carbocloro SA	2,201	38,492
Usinas Siderurgicas de Minas Gerais SA, A Shares	22,459	80,310
Chile 0.1%		147,214
Coca-Cola Embonor SA, B Shares	18,333	22,506
63	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Chile (continued)
Embotelladora Andina SA, B Shares	17,785	$42,265
Sociedad Quimica y Minera de Chile SA, B Shares	1,576	82,443
Colombia 0.0%		65,919
Bancolombia SA	4,585	38,197
Grupo Argos SA	4,425	9,416
Grupo Aval Acciones y Valores SA	61,605	18,306
Philippines 0.0%		9,818
Cebu Air, Inc.	11,227	9,818
South Korea 0.0%		1,149
AMOREPACIFIC Group	33	1,149
Thailand 0.0%		22,995

U City PCL	711,900	22,995
Investment companies 0.1%		$135,276
(Cost $65,195)
South Korea 0.1%		135,276

Macquarie Korea Infrastructure Fund	12,651	135,276
Rights 0.0%		$6,692
(Cost $0)
Banpu PCL (Expiration Date: 9-20-21; Strike Price: THB 5.00) (A)	30,166	5,615
Lotes Company, Ltd. (Expiration Date: 9-14-21; Strike Price: TWD 432.00) (A)	60	234
Tongda Group Holdings Ltd. (Expiration Date: 9-7-21; Strike Price: HKD 0.23) (A)	135,000	174
Wafer Works Corp. (Expiration Date: 10-5-21; Strike Price: TWD 52.00) (A)	1,007	669
Warrants 0.0%		$1,156
(Cost $0)
BTS Group Holdings PCL (Expiration Date: 12-31-22; Strike Price: THB 9.90) (A)	5,020	164
BTS Group Holdings PCL (Expiration Date: 12-31-24; Strike Price: THB 11.90) (A)	10,040	369
BTS Group Holdings PCL (Expiration Date: 12-31-26; Strike Price: THB 14.90) (A)	20,080	623

	Yield (%)	Shares	Value
Short-term investments 0.9%			$1,794,381
(Cost $1,792,953)
Short-term funds 0.9%			1,794,381
John Hancock Collateral Trust (E)	0.0356(F)	179,311	1,794,381

Total investments (Cost $140,426,510) 100.0%	$197,405,655
Other assets and liabilities, net (0.0%)	(772)
Total net assets 100.0%	$197,404,883

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	64

Currency Abbreviations
HKD	Hong Kong Dollar
THB	Thai Bhat
TWD	New Taiwan Dollar

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 8-31-21.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(F)	The rate shown is the annualized seven-day yield as of 8-31-21.
65	JOHN HANCOCK EMERGING MARKETS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	6	Long	Sep 2021	$1,262,741	$1,356,150	$93,409
						$93,409
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $142,443,858. Net unrealized appreciation aggregated to $55,055,206, of which $91,308,884 related to gross unrealized appreciation and $36,253,678 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS FUND	66

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock International Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments (summary of fund's investments), of John Hancock International Small Company Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the fund's investments (included in Item 6 of this Form N-CSR) as of August 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 12, 2021

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Annual report
John Hancock
International Small Company Fund
International equity
August 31, 2021

Fund’s investments
AS OF 8-31-21
	Shares	Value
Common stocks 98.7%		$881,124,926
(Cost $648,721,982)
Australia 6.1%		54,565,285
3P Learning, Ltd. (A)	21,580	19,669
A2B Australia, Ltd. (A)	32,294	30,781
Accent Group, Ltd.	152,916	239,687
Adairs, Ltd.	54,428	159,082
Adbri, Ltd.	129,704	323,994
Aeon Metals, Ltd. (A)	58,704	2,404
Ainsworth Game Technology, Ltd. (A)	47,462	36,493
Alcidion Group, Ltd. (A)	71,684	19,123
Alkane Resources, Ltd. (A)(B)	96,894	69,350
Alliance Aviation Services, Ltd. (A)	39,423	115,414
Altium, Ltd.	10,147	220,919
AMA Group, Ltd. (A)(B)	219,236	68,687
American Pacific Borates, Ltd. (A)(B)	18,417	18,808
AMP, Ltd.	210,771	169,011
Ansell, Ltd.	13,145	344,806
Appen, Ltd.	10,344	80,937
ARB Corp., Ltd.	27,094	1,021,090
Ardent Leisure Group, Ltd. (A)	162,006	176,037
Argosy Minerals, Ltd. (A)	134,969	17,179
AUB Group, Ltd.	29,013	504,471
Audinate Group, Ltd. (A)	1,401	10,200
Aurelia Metals, Ltd.	467,164	121,222
Austal, Ltd.	115,754	164,905
Austin Engineering, Ltd.	63,990	10,089
Australian Agricultural Company, Ltd. (A)	111,856	113,666
Australian Finance Group, Ltd.	55,559	122,853
Australian Pharmaceutical Industries, Ltd.	153,781	151,137
Australian Strategic Materials, Ltd. (A)	15,783	134,323
Australian Vintage, Ltd.	76,170	47,376
Auswide Bank, Ltd.	4,894	24,326
AVJennings, Ltd.	46,118	21,226
AVZ Minerals, Ltd. (A)	229,173	40,834
Baby Bunting Group, Ltd.	24,483	95,250
Bannerman Energy, Ltd. (A)(B)	100,949	12,794
Bapcor, Ltd.	113,111	597,425
Base Resources, Ltd.	88,900	20,473
Beach Energy, Ltd.	363,266	276,765
Bega Cheese, Ltd.	106,368	431,737
Bell Financial Group, Ltd.	16,891	20,599
Bellevue Gold, Ltd. (A)	40,974	28,857
1	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
Bendigo & Adelaide Bank, Ltd.	76,105	$555,680
Betmakers Technology Group, Ltd. (A)	22,863	19,980
Bigtincan Holdings, Ltd. (A)	73,960	78,074
Bigtincan Holdings, Ltd., Entitlement Offer (A)	18,490	19,519
Blackmores, Ltd.	3,585	260,834
Boss Energy, Ltd. (A)(B)	183,140	23,267
Bravura Solutions, Ltd.	102,894	226,922
Breville Group, Ltd.	31,710	742,707
Brickworks, Ltd.	21,957	385,441
BWX, Ltd.	47,855	178,244
BWX, Ltd., Additional Offering (A)	5,927	22,076
Calix, Ltd. (A)	28,105	79,295
Capitol Health, Ltd.	292,400	80,103
Capral, Ltd.	6,621	40,330
Capricorn Metals, Ltd. (A)	27,930	50,430
Cardno, Ltd.	82,690	61,030
Carnarvon Petroleum, Ltd. (A)	148,061	27,581
carsales.com, Ltd.	56,154	1,025,131
Cash Converters International, Ltd.	122,755	24,203
Catapult Group International, Ltd. (A)	16,337	22,638
Cedar Woods Properties, Ltd.	23,491	111,881
Centuria Capital Group	30,201	75,674
Challenger, Ltd.	119,522	561,400
Champion Iron, Ltd. (A)	67,995	290,786
City Chic Collective, Ltd. (A)	51,441	230,123
Civmec, Ltd.	40,300	19,996
Class, Ltd.	16,518	23,565
Clean Seas Seafood, Ltd. (A)	23,080	8,842
Clean TeQ Water, Ltd. (A)(B)	2,611	1,366
Cleanaway Waste Management, Ltd.	301,372	581,652
ClearView Wealth, Ltd. (A)	34,533	13,892
Clinuvel Pharmaceuticals, Ltd. (B)	13,676	376,683
Clover Corp., Ltd.	51,463	60,469
Codan, Ltd.	42,933	470,801
Collection House, Ltd. (A)	61,068	7,590
Collins Foods, Ltd.	40,712	365,708
Cooper Energy, Ltd. (A)	492,126	80,665
Corporate Travel Management, Ltd. (A)	35,122	578,596
Costa Group Holdings, Ltd.	134,199	308,120
Credit Corp. Group, Ltd.	26,497	593,484
CSR, Ltd.	179,194	711,398
Data#3, Ltd.	57,191	223,091
Decmil Group, Ltd. (A)	44,959	12,135
Decmil Group, Ltd., Additional Offering (A)	959	260
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	2

	Shares	Value
Australia (continued)
Deep Yellow, Ltd. (A)	54,202	$31,128
Deterra Royalties, Ltd.	114,772	363,255
Dicker Data, Ltd. (B)	6,951	64,477
Domain Holdings Australia, Ltd.	87,872	346,042
Dongfang Modern Agriculture Holding Group, Ltd. (A)(C)	26,600	16,151
Downer EDI, Ltd.	82,345	389,400
Eagers Automotive, Ltd.	42,407	505,044
Earlypay, Ltd.	38,572	13,399
Eclipx Group, Ltd. (A)	90,093	165,410
Ecograf, Ltd. (A)	64,276	39,444
Elanor Investor Group	27,964	42,489
Elders, Ltd.	53,058	472,901
Elixir Energy, Ltd. (A)	103,567	17,307
Emeco Holdings, Ltd. (A)	116,009	95,809
EML Payments, Ltd. (A)	49,959	149,897
Empired, Ltd.	16,069	15,483
Energy World Corp., Ltd. (A)	328,859	18,765
Enero Group, Ltd.	10,415	24,878
EQT Holdings, Ltd.	6,154	134,679
Estia Health, Ltd. (B)	90,635	153,368
Euroz, Ltd.	59,910	66,739
EVENT Hospitality and Entertainment, Ltd. (A)	33,983	370,463
FAR, Ltd. (A)	13,554	12,642
Finbar Group, Ltd.	71,892	41,781
Fleetwood, Ltd.	32,879	62,891
Flight Centre Travel Group, Ltd. (A)(B)	23,408	279,197
Frontier Digital Ventures, Ltd. (A)	10,066	11,874
G8 Education, Ltd. (A)	312,522	228,910
Galan Lithium, Ltd. (A)	25,590	19,738
Genworth Mortgage Insurance Australia, Ltd.	107,626	174,045
Gold Road Resources, Ltd.	123,364	116,083
GrainCorp, Ltd., Class A	78,998	364,728
Grange Resources, Ltd.	312,240	141,192
Greenland Minerals, Ltd. (A)(B)	176,827	14,822
GUD Holdings, Ltd.	37,218	285,596
GWA Group, Ltd.	87,964	180,723
Hansen Technologies, Ltd.	74,740	335,220
Healius, Ltd.	167,064	594,117
Helloworld Travel, Ltd. (A)(B)	23,085	30,419
Highfield Resources, Ltd. (A)	40,292	15,116
Highfield Resources, Ltd., Additional Offering (A)	3,575	1,341
HT&E, Ltd.	83,708	108,956
HUB24, Ltd.	18,577	407,101
Humm Group, Ltd. (A)(B)	125,856	87,550
3	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
Huon Aquaculture Group, Ltd. (A)	11,184	$30,492
Iluka Resources, Ltd.	101,105	733,175
Imdex, Ltd.	170,178	294,461
Infomedia, Ltd.	133,827	170,530
Inghams Group, Ltd.	113,255	341,536
Intega Group, Ltd.	82,690	31,984
Integral Diagnostics, Ltd.	42,727	144,054
Integrated Research, Ltd.	23,574	33,025
InvoCare, Ltd. (B)	47,697	426,749
Ioneer, Ltd. (A)	132,236	52,907
IOOF Holdings, Ltd.	200,244	693,935
IPH, Ltd.	75,044	513,790
IRESS, Ltd.	66,904	719,756
IVE Group, Ltd.	19,107	23,467
Japara Healthcare, Ltd. (A)	86,081	86,228
Johns Lyng Group, Ltd.	29,703	126,273
Jumbo Interactive, Ltd.	11,374	127,104
Jupiter Mines, Ltd.	584,289	108,724
Karoon Energy, Ltd. (A)	207,617	185,119
Kogan.com, Ltd. (B)	15,803	131,082
Legend Mining, Ltd. (A)	191,273	11,159
Lifestyle Communities, Ltd.	25,616	364,928
Link Administration Holdings, Ltd.	165,552	527,379
Lovisa Holdings, Ltd.	17,541	251,477
Lycopodium, Ltd.	4,375	15,353
MA Financial Group, Ltd.	15,373	90,887
MACA, Ltd.	108,350	67,159
Macmahon Holdings, Ltd.	496,385	85,097
Macquarie Telecom Group, Ltd. (A)	841	50,381
Mayne Pharma Group, Ltd. (A)	476,093	100,645
McMillan Shakespeare, Ltd.	29,311	266,567
McPherson’s, Ltd. (B)	23,787	18,813
Medusa Mining, Ltd.	57,795	35,476
Megaport, Ltd. (A)	9,064	113,334
Mesoblast, Ltd. (A)(B)	77,690	97,230
Metals X, Ltd. (A)	183,307	37,993
Metcash, Ltd.	345,285	1,026,677
Michael Hill International, Ltd.	43,259	26,187
Millennium Minerals, Ltd. (A)(C)	86,302	322
Mincor Resources NL (A)	29,751	29,077
MMA Offshore, Ltd. (A)	92,633	25,034
MNF Group, Ltd.	11,633	53,221
Monadelphous Group, Ltd.	35,849	277,096
Monash IVF Group, Ltd.	129,690	94,681
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	4

	Shares	Value
Australia (continued)
Money3 Corp., Ltd.	51,782	$134,261
MoneyMe, Ltd. (A)	9,123	13,733
Mount Gibson Iron, Ltd.	138,894	61,706
Myer Holdings, Ltd. (A)	298,623	117,205
MyState, Ltd.	37,981	148,623
Nanosonics, Ltd. (A)	37,214	179,329
Navigator Global Investments, Ltd.	53,894	72,387
Nearmap, Ltd. (A)	112,944	174,360
Neometals, Ltd. (A)	33,926	18,165
Netwealth Group, Ltd.	28,403	322,605
New Energy Solar, Ltd.	69,458	42,107
New Hope Corp., Ltd. (B)	120,676	181,390
nib holdings, Ltd.	166,274	819,886
Nick Scali, Ltd.	24,884	224,825
Nickel Mines, Ltd.	908	669
Nine Entertainment Company Holdings, Ltd.	175,726	349,717
NRW Holdings, Ltd.	156,893	216,485
Nufarm, Ltd. (A)	118,255	385,015
Objective Corp., Ltd.	2,756	40,153
OceanaGold Corp. (A)	233,573	436,914
OFX Group, Ltd.	100,657	121,400
Omni Bridgeway, Ltd.	106,335	317,089
oOh!media, Ltd. (A)	150,086	193,913
OreCorp, Ltd. (A)	20,841	10,824
Orocobre, Ltd. (A)	122,527	814,122
Orora, Ltd.	323,910	804,335
OZ Minerals, Ltd.	128,791	2,200,893
Pacific Current Group, Ltd.	18,892	85,549
Pacific Smiles Group, Ltd.	11,867	20,717
Pact Group Holdings, Ltd.	76,599	223,921
Paladin Energy, Ltd. (A)	184,541	68,248
Panoramic Resources, Ltd. (A)	476,965	67,845
Pantoro, Ltd. (A)	163,260	23,288
Peet, Ltd.	145,479	126,878
Pendal Group, Ltd.	104,321	656,429
People Infrastructure, Ltd.	6,127	17,869
Perenti Global, Ltd.	210,267	133,662
Perpetual, Ltd.	20,715	637,587
Perseus Mining, Ltd. (A)	376,160	424,574
Pilbara Minerals, Ltd. (A)	111,411	179,729
Platinum Asset Management, Ltd.	92,139	266,903
Praemium, Ltd. (A)	68,020	59,540
Premier Investments, Ltd.	26,174	542,092
Pro Medicus, Ltd.	7,856	361,160
5	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
PSC Insurance Group, Ltd. (B)	26,112	$76,638
PWR Holdings, Ltd. (B)	18,240	113,282
Ramelius Resources, Ltd.	250,852	281,577
ReadyTech Holdings, Ltd. (A)	7,093	16,946
Reckon, Ltd.	25,906	19,463
Red 5, Ltd. (A)	533,546	81,887
Redbubble, Ltd. (A)	56,271	177,635
Redcape Hotel Group	41,671	34,273
Regis Healthcare, Ltd.	40,833	61,737
Regis Resources, Ltd.	294,110	529,874
Resolute Mining, Ltd. (A)	387,451	131,533
Retail Food Group, Ltd. (A)	77,464	4,520
Rhipe, Ltd.	18,159	33,132
Ridley Corp., Ltd. (A)	94,684	89,797
RPMGlobal Holdings, Ltd. (A)	35,253	50,167
Rumble Resources, Ltd. (A)	56,438	18,294
Salmat, Ltd. (A)(C)	15,825	7,756
Sandfire Resources, Ltd.	66,612	313,844
SeaLink Travel Group, Ltd.	7,746	50,882
Select Harvests, Ltd.	51,945	329,741
Senex Energy, Ltd.	66,123	153,138
Servcorp, Ltd.	13,949	34,243
Service Stream, Ltd.	168,619	104,035
Seven West Media, Ltd. (A)	295,377	106,279
SG Fleet Group, Ltd.	39,363	83,459
Shaver Shop Group, Ltd.	21,893	17,078
Sigma Healthcare, Ltd.	333,871	157,378
Silver Lake Resources, Ltd. (A)	251,922	252,633
SmartGroup Corp., Ltd.	40,201	234,415
SolGold PLC (A)(B)	136,985	55,678
Southern Cross Electrical Engineering, Ltd.	17,582	7,955
Southern Cross Media Group, Ltd. (A)	84,254	137,069
Spark Infrastructure Group	458,801	943,978
SpeedCast International, Ltd. (A)(B)(C)	103,025	0
SRG Global, Ltd.	83,829	34,299
St. Barbara, Ltd.	204,242	235,366
Steadfast Group, Ltd.	290,987	1,057,802
Sunland Group, Ltd.	30,172	61,032
Sunrise Energy Metals, Ltd. (A)(B)	5,222	6,898
Super Retail Group, Ltd.	51,226	459,109
Superloop, Ltd. (A)	104,615	75,209
Syrah Resources, Ltd. (A)(B)	119,395	112,297
Tassal Group, Ltd.	80,534	210,407
Technology One, Ltd.	91,179	656,649
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	6

	Shares	Value
Australia (continued)
Temple & Webster Group, Ltd. (A)	9,182	$98,494
The Reject Shop, Ltd. (A)	7,826	35,419
The Star Entertainment Group, Ltd. (A)	227,779	675,263
Tiger Resources, Ltd. (A)(C)	420,741	11,327
Tyro Payments, Ltd. (A)	61,471	165,660
United Malt Grp, Ltd.	90,352	297,071
Uniti Group, Ltd. (A)	49,392	156,189
Venturex Resources, Ltd. (A)(B)	61,192	28,343
Virtus Health, Ltd.	26,679	133,071
Vita Group, Ltd.	53,082	35,332
Viva Energy Group, Ltd. (D)	146,711	228,079
Warrego Energy, Ltd. (A)	80,366	12,902
Webjet, Ltd. (A)	101,045	417,787
West African Resources, Ltd. (A)	72,565	56,153
Western Areas, Ltd.	104,905	235,363
Westgold Resources, Ltd. (A)	134,070	173,055
Whitehaven Coal, Ltd. (A)	250,214	459,290
Widgie Nickel, Ltd. (C)	8,042	371
Zip Company, Ltd. (A)(B)	12,486	61,835
Austria 1.6%		14,410,906
Agrana Beteiligungs AG	5,694	127,728
ams AG (A)	71,336	1,451,380
ANDRITZ AG	21,915	1,260,976
AT&S Austria Technologie & Systemtechnik AG	9,986	433,419
BAWAG Group AG (D)	15,611	935,579
DO & Company AG (A)	2,399	190,009
EVN AG	11,283	300,515
FACC AG (A)	6,411	66,860
Flughafen Wien AG (A)	2,437	81,033
IMMOFINANZ AG	28,769	732,523
Kapsch TrafficCom AG (A)	2,742	48,537
Lenzing AG (A)	4,914	649,854
Mayr Melnhof Karton AG	2,785	587,202
Oesterreichische Post AG	11,750	538,817
Palfinger AG	4,501	203,047
POLYTEC Holding AG	4,411	45,700
Porr AG (A)	3,596	72,167
Raiffeisen Bank International AG	9,718	233,002
RHI Magnesita NV	5,454	277,198
RHI Magnesita NV (London Stock Exchange)	4,273	225,666
Rosenbauer International AG	1,314	81,056
S IMMO AG	19,209	473,072
S&T AG (B)	16,517	379,247
7	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Austria (continued)
Schoeller-Bleckmann Oilfield Equipment AG (A)	4,222	$158,010
Semperit AG Holding	3,480	139,753
Strabag SE, Bearer Shares	6,041	274,721
Telekom Austria AG (A)	60,526	537,674
UBM Development AG	1,455	76,769
UNIQA Insurance Group AG	42,701	396,482
Vienna Insurance Group AG	12,280	355,717
voestalpine AG	32,182	1,460,899
Wienerberger AG	37,835	1,484,566
Zumtobel Group AG	12,062	131,728
Belgium 1.7%		14,649,571
Ackermans & van Haaren NV	8,068	1,484,762
AGFA-Gevaert NV (A)	58,642	298,786
Akka Technologies (A)(B)	4,567	253,793
Atenor	1,928	133,867
Banque Nationale de Belgique	55	111,108
Barco NV	27,702	679,651
Bekaert SA	18,102	861,823
Biocartis Group NV (A)(B)(D)	13,216	67,711
bpost SA (A)	33,248	321,363
Celyad Oncology SA (A)	1,226	5,399
Cie d’Entreprises CFE	2,690	309,233
Deceuninck NV	27,625	132,026
D’ieteren Group	11,084	1,731,993
Econocom Group SA/NV	37,385	158,511
Elia Group SA/NV	8,623	1,083,009
Etablissements Franz Colruyt NV	1,394	78,033
Euronav NV	64,024	520,015
EVS Broadcast Equipment SA	4,724	111,779
Exmar NV	13,915	58,028
Fagron	19,779	414,258
Gimv NV	9,433	613,481
Greenyard NV (A)	986	10,976
Immobel SA (B)	1,553	134,202
Ion Beam Applications	5,822	115,745
Jensen-Group NV	1,485	52,792
Kinepolis Group NV (A)(B)	5,307	292,336
Lotus Bakeries NV	99	646,398
MDxHealth (A)	8,514	11,815
Melexis NV	7,069	835,706
Ontex Group NV (A)	25,433	283,656
Orange Belgium SA	5,802	136,678
Oxurion NV (A)	11,190	25,411
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	8

	Shares	Value
Belgium (continued)
Picanol (A)	683	$59,782
Proximus SADP	31,216	612,033
Recticel SA	15,719	276,224
Resilux	305	64,793
Roularta Media Group NV	668	12,369
Sipef NV	2,705	163,477
Telenet Group Holding NV	14,218	540,986
TER Beke SA	180	24,766
Tessenderlo Group SA (A)	7,270	301,300
Van de Velde NV	2,367	72,703
VGP NV	941	224,585
Viohalco SA	18,237	101,314
X-Fab Silicon Foundries SE (A)(D)	20,933	220,895
Bermuda 0.1%		986,222
Hiscox, Ltd.	78,063	986,222
Cambodia 0.0%		212,248
NagaCorp, Ltd.	264,000	212,248
Canada 9.2%		82,020,932
5N Plus, Inc. (A)	38,389	87,023
Absolute Software Corp.	19,002	232,395
Acadian Timber Corp.	3,534	51,400
AcuityAds Holdings, Inc. (A)	3,180	25,961
Advantage Energy, Ltd. (A)	71,006	295,471
Aecon Group, Inc.	21,101	344,701
Africa Oil Corp. (A)	10,700	14,418
AG Growth International, Inc.	8,025	186,242
AGF Management, Ltd., Class B	28,891	172,203
Aimia, Inc. (A)	31,533	99,974
AirBoss of America Corp. (B)	4,809	157,308
Alamos Gold, Inc., Class A	132,159	1,043,319
Alaris Equity Partners Income	18,748	277,434
Alcanna, Inc. (A)	10,576	56,918
Alexco Resource Corp. (A)(B)	35,137	62,106
Algoma Central Corp. (B)	7,052	93,289
AltaGas, Ltd.	34,524	691,492
Altius Minerals Corp.	15,908	205,399
Altus Group, Ltd.	12,803	673,308
Americas Gold & Silver Corp. (A)(B)	8,321	8,640
Amerigo Resources, Ltd. (A)	49,100	50,203
Andlauer Healthcare Group, Inc.	2,503	92,887
Andrew Peller, Ltd., Class A	11,193	76,652
ARC Resources, Ltd.	210,632	1,504,216
9	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
Aritzia, Inc. (A)	32,100	$1,049,010
Ascot Resources, Ltd. (A)(B)	16,900	15,806
Atco, Ltd., Class I	13,747	462,537
Athabasca Oil Corp. (A)(B)	150,957	87,345
ATS Automation Tooling Systems, Inc. (A)	25,091	907,265
AutoCanada, Inc. (A)	8,443	321,284
Badger Infrastructure Solutions, Ltd. (B)	11,768	321,611
Birch Mountain Resources, Ltd. (A)(C)	11,200	1
Birchcliff Energy, Ltd.	92,096	396,371
Bird Construction, Inc.	15,285	119,697
Black Diamond Group, Ltd. (A)	17,717	52,660
BMTC Group, Inc.	4,096	49,347
Bombardier, Inc., Class A (A)(B)	20,400	30,398
Bombardier, Inc., Class B (A)	256,740	374,432
Boralex, Inc., Class A	28,367	869,458
Bridgemarq Real Estate Services	2,800	37,617
Calian Group, Ltd.	3,039	155,750
Canaccord Genuity Group, Inc. (B)	43,536	520,023
Canacol Energy, Ltd.	52,069	137,018
Canada Goose Holdings, Inc. (A)	19,092	732,416
Canadian Western Bank	27,266	799,189
Canfor Corp. (A)	24,027	515,714
Canfor Pulp Products, Inc. (A)	15,045	77,869
Capital Power Corp.	42,605	1,465,249
Capstone Mining Corp. (A)	159,933	703,545
Cardinal Energy, Ltd. (A)(B)	41,663	110,956
Cargojet, Inc.	540	89,561
Cascades, Inc.	31,215	387,945
Celestica, Inc. (A)	37,646	357,169
Celestica, Inc. (New York Stock Exchange) (A)	2,400	22,800
Centerra Gold, Inc.	85,016	635,438
Cervus Equipment Corp.	3,597	55,082
CES Energy Solutions Corp. (A)	112,004	134,051
China Gold International Resources Corp., Ltd. (B)	90,882	275,171
CI Financial Corp.	65,252	1,266,612
Cogeco Communications, Inc.	4,717	433,733
Cogeco, Inc.	2,092	151,372
Colliers International Group, Inc.	3,115	433,801
Colliers International Group, Inc. (New York Stock Exchange)	4,844	676,949
Computer Modelling Group, Ltd.	30,133	93,147
Copper Mountain Mining Corp. (A)(B)	59,268	153,144
Corby Spirit and Wine, Ltd.	5,444	82,028
Corus Entertainment, Inc., B Shares	68,519	339,432
Crescent Point Energy Corp.	149,175	535,618
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	10

	Shares	Value
Canada (continued)
Crescent Point Energy Corp. (New York Stock Exchange)	20,800	$74,672
Cronos Group, Inc. (A)	4,900	32,391
Cronos Group, Inc. (Nasdaq Exchange) (A)(B)	27,306	180,493
Denison Mines Corp. (A)	182,168	232,466
Dexterra Group, Inc.	16,434	103,164
DIRTT Environmental Solutions (A)	18,708	68,210
Doman Building Materials Group, Ltd.	27,055	142,389
Dorel Industries, Inc., Class B (A)	8,944	86,842
DREAM Unlimited Corp., Class A	10,815	232,390
Dundee Precious Metals, Inc.	58,266	358,837
Dynacor Gold Mines, Inc.	9,900	22,913
ECN Capital Corp.	103,129	837,849
EcoSynthetix, Inc. (A)	3,185	14,389
E-L Financial Corp., Ltd.	474	340,383
Eldorado Gold Corp. (A)	53,506	469,050
Element Fleet Management Corp.	112,732	1,242,898
Endeavour Silver Corp. (A)	21,684	101,919
Endeavour Silver Corp. (New York Stock Exchange) (A)	1,400	6,594
Enerflex, Ltd.	33,374	202,892
Enerplus Corp.	91,948	543,679
Enghouse Systems, Ltd.	14,691	710,650
Ensign Energy Services, Inc. (A)	50,538	67,696
Equitable Group, Inc.	3,456	419,629
ERO Copper Corp. (A)	17,856	338,254
Evertz Technologies, Ltd.	11,517	120,496
Exchange Income Corp.	5,291	183,307
Exco Technologies, Ltd.	9,490	76,498
Extendicare, Inc. (B)	34,995	225,783
Fiera Capital Corp.	26,167	216,321
Finning International, Inc.	55,858	1,453,951
Firm Capital Mortgage Investment Corp.	7,600	90,358
First Majestic Silver Corp.	57,581	741,641
First Mining Gold Corp. (A)	127,000	35,232
First National Financial Corp.	4,398	161,467
Fission Uranium Corp. (A)(B)	139,747	65,352
Fortuna Silver Mines, Inc. (A)	102,243	448,957
Fraser Papers Holdings, Inc. (A)(C)	4,800	0
Freehold Royalties, Ltd.	42,409	317,988
Frontera Energy Corp. (A)	11,835	65,195
Galiano Gold, Inc. (A)(B)	31,531	28,491
Gamehost, Inc. (A)	6,100	38,680
GDI Integrated Facility Services, Inc. (A)	3,300	148,829
Gibson Energy, Inc.	52,959	955,373
goeasy, Ltd. (B)	3,130	485,706
11	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
GoGold Resources, Inc. (A)	46,900	$115,238
Golden Star Resources, Ltd. (A)	20,650	52,540
GoldMoney, Inc. (A)(B)	18,000	39,662
Gran Tierra Energy, Inc. (A)(B)	159,029	84,452
Great Canadian Gaming Corp. (A)	20,138	703,110
Guardian Capital Group, Ltd., Class A	6,700	176,415
Hanfeng Evergreen, Inc. (A)(C)	3,700	7
Hardwoods Distribution, Inc.	3,500	105,445
Headwater Exploration, Inc. (A)	28,000	85,222
Heroux-Devtek, Inc. (A)	10,492	157,590
HEXO Corp. (A)(B)	10,300	25,308
High Liner Foods, Inc.	6,893	72,391
HLS Therapeutics, Inc.	2,600	38,331
Home Capital Group, Inc. (A)	18,002	564,324
Hudbay Minerals, Inc.	88,922	544,111
I-80 Gold Corp. (A)(B)	36,858	79,755
iA Financial Corp., Inc.	11,946	662,420
IAMGOLD Corp. (A)	123,998	294,847
IBI Group, Inc. (A)	7,200	63,231
Imperial Metals Corp. (A)	22,308	69,666
Information Services Corp.	4,400	102,707
Innergex Renewable Energy, Inc.	42,327	674,669
Inter Pipeline, Ltd.	46,112	730,979
Interfor Corp.	32,829	697,094
International Petroleum Corp. (A)	23,520	102,719
Intertape Polymer Group, Inc.	24,129	588,284
Jamieson Wellness, Inc. (B)(D)	13,163	367,352
KAB Distribution, Inc. (A)(C)	18,405	0
Karora Resources, Inc. (A)	15,978	41,286
K-Bro Linen, Inc.	3,186	100,834
Kelt Exploration, Ltd. (A)	60,355	160,258
Keyera Corp.	37,997	914,952
Kinaxis, Inc. (A)	7,491	1,215,280
Knight Therapeutics, Inc. (A)	52,598	223,875
KP Tissue, Inc.	5,100	41,676
Labrador Iron Ore Royalty Corp.	24,400	851,529
Largo Resources, Ltd. (A)	6,650	91,766
Lassonde Industries, Inc., Class A	1,500	202,616
Laurentian Bank of Canada	15,955	537,334
Leon’s Furniture, Ltd.	12,254	242,817
LifeWorks, Inc. (B)	23,870	661,999
Lightstream Resources, Ltd. (A)(C)	75,972	0
Linamar Corp.	14,696	832,616
Lucara Diamond Corp. (A)(B)	124,430	69,037
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	12

	Shares	Value
Canada (continued)
Lundin Gold, Inc. (A)	14,300	$130,119
MAG Silver Corp. (A)	1,100	21,056
Magellan Aerospace Corp.	8,083	67,527
Mainstreet Equity Corp. (A)	2,022	178,857
Major Drilling Group International, Inc. (A)	28,074	177,569
Maple Leaf Foods, Inc.	25,411	554,283
Marathon Gold Corp. (A)	15,600	37,836
Martinrea International, Inc.	29,932	286,592
Maverix Metals, Inc.	11,401	52,503
MDF Commerce, Inc. (A)	2,300	13,709
Medical Facilities Corp.	12,830	96,303
MEG Energy Corp. (A)	113,678	724,425
Melcor Developments, Ltd.	4,800	47,557
Methanex Corp.	12,200	447,135
Mogo, Inc. (A)	2,136	11,276
Morguard Corp.	1,778	189,377
MTY Food Group, Inc.	7,815	425,608
Mullen Group, Ltd.	36,588	384,252
Neo Performance Materials, Inc.	3,800	56,534
New Gold, Inc. (A)	239,551	288,604
NFI Group, Inc.	16,830	405,793
North American Construction Group, Ltd.	10,337	147,888
NuVista Energy, Ltd. (A)	69,005	197,993
Opsens, Inc. (A)	15,955	33,386
Orbite Technologies, Inc. (A)	105,500	127
Organigram Holdings, Inc. (A)(B)	35,200	94,302
Osisko Gold Royalties, Ltd.	41,588	507,963
Osisko Mining, Inc. (A)	21,886	51,347
Pan American Silver Corp., CVR (A)	51,329	39,523
Paramount Resources, Ltd., Class A	25,426	272,670
Parex Resources, Inc. (A)	41,004	631,806
Park Lawn Corp.	11,027	317,617
Parkland Corp.	36,946	1,103,124
Pason Systems, Inc.	22,695	147,684
Peyto Exploration & Development Corp.	68,868	365,724
PHX Energy Services Corp.	11,019	39,389
Pizza Pizza Royalty Corp. (B)	10,376	92,357
Points International, Ltd. (A)	4,210	76,148
Points International, Ltd. (Nasdaq Exchange) (A)	1,613	29,421
Polaris Infrastructure, Inc.	5,243	77,462
Pollard Banknote, Ltd.	3,690	134,889
PolyMet Mining Corp. (A)	2,025	6,789
PrairieSky Royalty, Ltd.	53,025	581,672
Precision Drilling Corp. (A)	6,554	212,830
13	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
Premium Brands Holdings Corp.	12,007	$1,281,165
Pretium Resources, Inc. (A)	53,409	541,435
Pretium Resources, Inc. (New York Stock Exchange) (A)	4,528	45,914
Quarterhill, Inc.	40,708	87,117
Questerre Energy Corp., Class A (A)	41,900	5,646
Real Matters, Inc. (A)	24,912	229,049
Recipe Unlimited Corp. (A)	5,964	99,317
RF Capital Group, Inc. (A)	18,263	34,017
Richelieu Hardware, Ltd.	18,554	669,129
Rogers Sugar, Inc. (B)	36,711	159,746
Roots Corp. (A)	3,881	10,151
Russel Metals, Inc.	25,886	703,753
Sabina Gold & Silver Corp. (A)	44,568	56,874
Sandstorm Gold, Ltd. (A)	59,055	375,398
Sandstorm Gold, Ltd. (New York Stock Exchange) (A)	2,700	17,145
Savaria Corp. (B)	13,000	218,856
Seabridge Gold, Inc. (A)	13,986	251,530
Secure Energy Services, Inc.	78,304	262,534
ShawCor, Ltd. (A)	31,578	124,395
Sienna Senior Living, Inc. (B)	26,699	337,745
Sierra Metals, Inc. (A)	8,600	19,222
Sierra Wireless, Inc. (A)	13,360	218,457
Sleep Country Canada Holdings, Inc. (D)	13,709	369,116
SNC-Lavalin Group, Inc.	41,828	1,132,520
Spin Master Corp. (A)(D)	7,508	287,311
Sprott, Inc.	7,566	254,449
SSR Mining, Inc.	56,212	939,206
Stantec, Inc.	24,959	1,204,576
Stelco Holdings, Inc.	6,395	249,636
Stella-Jones, Inc.	19,006	649,878
Storm Resources, Ltd. (A)	62,000	184,282
SunOpta, Inc. (A)	29,045	273,264
SunOpta, Inc. (New York Stock Exchange) (A)	2,100	19,803
Superior Plus Corp.	61,457	722,880
Tamarack Valley Energy, Ltd. (A)	106,874	204,997
Taseko Mines, Ltd. (A)	84,702	150,384
TECSYS, Inc.	312	13,300
TeraGo, Inc. (A)(B)	2,000	7,609
TerraVest Industries, Inc.	1,900	32,604
TFI International, Inc.	7,436	840,171
The North West Company, Inc.	20,130	571,359
Tidewater Midstream and Infrastructure, Ltd.	97,265	100,222
Timbercreek Financial Corp.	29,474	227,774
Torex Gold Resources, Inc. (A)	29,891	334,057
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	14

	Shares	Value
Canada (continued)
Total Energy Services, Inc. (A)	19,706	$63,726
Touchstone Exploration, Inc. (A)(B)	10,000	11,017
Tourmaline Oil Corp.	8,502	227,367
TransAlta Corp.	107,856	1,056,632
TransAlta Renewables, Inc.	41,639	648,191
Transcontinental, Inc., Class A	20,373	394,332
TransGlobe Energy Corp. (A)	5,800	10,390
Treasury Metals, Inc. (A)	4,237	2,922
Trevali Mining Corp. (A)	206,096	32,671
Trican Well Service, Ltd. (A)	118,463	233,799
Tricon Residential, Inc.	54,922	698,251
Trisura Group, Ltd. (A)	9,555	344,060
Turquoise Hill Resources, Ltd. (A)	27,588	413,716
Uni-Select, Inc. (A)	13,501	188,446
Vecima Networks, Inc.	1,797	22,576
Vermilion Energy, Inc. (A)	60,324	402,590
VersaBank	2,000	21,686
Victoria Gold Corp. (A)	3,300	39,365
Village Farms International, Inc. (A)	5,169	49,943
VIQ Solutions, Inc. (A)	2,100	10,070
Wajax Corp.	6,547	123,867
Wall Financial Corp. (A)	1,600	22,054
Waterloo Brewing, Ltd.	2,200	11,509
Wesdome Gold Mines, Ltd. (A)	59,561	585,861
Western Forest Products, Inc.	191,240	325,895
Westshore Terminals Investment Corp.	15,644	278,620
Whitecap Resources, Inc.	207,279	888,820
WildBrain, Ltd. (A)	22,797	49,510
Winpak, Ltd.	11,036	374,383
Yamana Gold, Inc.	259,199	1,144,326
Yellow Pages, Ltd.	4,514	51,342
Zenith Capital Corp. (A)	5,300	1,378
Chile 0.0%		10,145
Marimaca Copper Corp. (A)	3,200	10,145
China 0.0%		208,823
Bund Center Investment, Ltd.	55,500	21,855
FIH Mobile, Ltd. (A)	418,000	62,305
Fosun Tourism Group (A)(D)	7,000	11,251
Goodbaby International Holdings, Ltd. (A)(B)	335,000	55,466
TK Group Holdings, Ltd.	74,000	32,467
Xingye Alloy Materials Group, Ltd. (A)	176,000	25,479
15	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Denmark 2.2%		$19,705,685
ALK-Abello A/S (A)	2,186	1,068,522
Alm. Brand A/S (B)	28,718	226,261
Asetek A/S (A)	3,556	31,009
Bang & Olufsen A/S (A)	41,442	218,543
Bavarian Nordic A/S (A)(B)	20,269	993,914
Better Collective A/S (A)	4,461	95,277
Brodrene Hartmann A/S (A)	865	58,462
CBrain A/S	682	46,974
Chemometec A/S	4,630	735,551
Columbus A/S	26,124	43,143
D/S Norden A/S	8,783	227,886
Dfds A/S (A)	12,308	704,133
FLSmidth & Company A/S	14,427	523,005
Fluegger Group A/S	225	25,444
H Lundbeck A/S	7,441	220,017
H+H International A/S, Class B (A)	6,801	254,187
Harboes Bryggeri A/S, Class B (A)	1,452	24,340
INVISIO AB	1,949	40,686
ISS A/S (A)	25,531	587,529
Jeudan A/S	3,010	126,773
Jyske Bank A/S (A)	19,215	838,813
Matas A/S	13,454	278,667
MT Hoejgaard Holding A/S (A)	339	12,070
Netcompany Group A/S (D)	10,341	1,336,762
Nilfisk Holding A/S (A)	7,449	276,581
NKT A/S (A)	11,958	538,592
NNIT A/S (D)	4,314	96,980
North Media AS	2,487	51,452
NTG Nordic Transport Group A/S (A)	3,614	304,767
Parken Sport & Entertainment A/S (A)	1,870	24,929
Per Aarsleff Holding A/S	6,442	303,852
Ringkjoebing Landbobank A/S	9,771	1,160,065
Rockwool International A/S, A Shares	386	180,058
Rockwool International A/S, B Shares	479	253,408
Royal Unibrew A/S	16,664	2,152,778
RTX A/S	2,997	92,325
Scandinavian Tobacco Group A/S (D)	22,645	459,892
Schouw & Company A/S	4,381	475,181
SimCorp A/S	13,331	1,818,306
Solar A/S, B Shares	2,213	242,829
SP Group A/S	1,224	71,573
Spar Nord Bank A/S	31,557	363,610
Sydbank AS	22,266	651,688
TCM Group A/S	1,441	36,959
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	16

	Shares	Value
Denmark (continued)
The Drilling Company of 1972 A/S (A)	2,434	$89,345
Tivoli A/S (A)	691	92,667
Topdanmark AS	14,901	784,428
United International Enterprises, Ltd.	598	161,388
Zealand Pharma A/S (A)	9,861	304,064
Faeroe Islands 0.0%		36,350
BankNordik P/F	1,415	36,350
Finland 2.5%		22,572,932
Aktia Bank OYJ	19,949	285,852
Alma Media OYJ	11,325	163,210
Altia OYJ	5,312	67,341
Apetit OYJ	1,524	25,173
Aspo OYJ	5,505	72,611
Atria OYJ	5,227	70,752
BasWare OYJ (A)	2,688	122,638
Bittium OYJ	10,462	74,528
Cargotec OYJ, B Shares	14,456	802,845
Caverion OYJ	33,497	311,182
Citycon OYJ	21,062	187,573
Digia OYJ	7,562	65,877
Enento Group OYJ (A)(D)	5,041	247,916
Finnair OYJ (A)	239,993	187,491
Fiskars OYJ ABP	10,333	266,110
F-Secure OYJ	33,411	189,192
Harvia OYJ	3,999	268,029
HKScan OYJ, A Shares	11,127	27,407
Huhtamaki OYJ	34,321	1,833,579
Ilkka-Yhtyma OYJ	9,901	56,607
Kamux Corp.	8,572	138,208
Kemira OYJ	33,664	568,484
Kojamo OYJ	31,090	757,040
Konecranes OYJ	21,741	984,956
Lassila & Tikanoja OYJ	9,775	171,718
Lehto Group OYJ (A)	2,434	4,227
Marimekko OYJ	369	33,146
Metsa Board OYJ, A Shares	1,067	12,004
Metsa Board OYJ, B Shares	63,194	661,182
Multitude SE (A)	2,783	15,941
Musti Group OYJ (A)	8,158	330,766
Neles OYJ	40,518	626,801
Nokian Renkaat OYJ	47,202	1,798,989
Olvi OYJ, A Shares	4,942	303,826
Optomed Oy (A)	1,483	22,503
17	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Finland (continued)
Oriola OYJ, A Shares	8,342	$19,719
Oriola OYJ, B Shares	42,174	96,008
Orion OYJ, Class A	8,076	330,053
Orion OYJ, Class B	34,310	1,399,508
Outokumpu OYJ (A)	111,348	773,141
Pihlajalinna OYJ	643	9,800
Ponsse OYJ	4,062	210,769
QT Group OYJ (A)	4,495	827,124
Raisio OYJ, V Shares	46,629	205,093
Rapala VMC OYJ (A)	5,592	67,205
Raute OYJ, A Shares	728	19,853
Revenio Group OYJ	6,747	517,473
Sanoma OYJ	27,196	499,494
Taaleri OYJ	1,271	16,790
Talenom OYJ	1,169	23,564
Teleste OYJ	3,860	25,852
Terveystalo OYJ (D)	13,715	201,607
TietoEVRY OYJ	27,429	976,863
Tokmanni Group Corp.	16,285	469,817
Uponor OYJ	23,098	744,902
Vaisala OYJ, A Shares	6,527	313,584
Valmet OYJ	48,158	1,932,590
Verkkokauppa.com OYJ	6,156	62,140
Wartsila OYJ ABP	51,242	726,927
YIT OYJ	57,337	347,352
France 4.3%		38,310,641
ABC arbitrage	4,528	38,751
AKWEL	4,639	127,146
Albioma SA	10,388	459,940
ALD SA (D)	11,692	164,669
Altamir	5,040	136,170
Alten SA	8,505	1,402,933
Assystem SA	2,731	101,099
Atari SA (A)	20,392	10,650
Aubay	2,888	168,436
Axway Software SA	2,311	78,387
Bastide le Confort Medical	1,540	89,850
Beneteau SA (A)	17,098	264,290
Bigben Interactive	4,952	87,710
Boiron SA	1,866	92,583
Bonduelle SCA	7,261	196,555
Bourbon Corp. (A)(C)	1,464	0
Burelle SA	85	76,149
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	18

	Shares	Value
France (continued)
Caisse Regionale de Credit Agricole Mutuel du Languedoc SCCV	121	$8,767
Casino Guichard Perrachon SA (A)	5,970	173,428
Catana Group (A)	5,106	35,749
Catering International Services (A)(B)	1,089	14,852
CBo Territoria	4,946	20,611
Cegedim SA (A)	1,780	58,494
CGG SA (A)	244,859	189,473
Chargeurs SA	6,565	182,415
Cie des Alpes (A)	8,668	139,002
Cie Plastic Omnium SA	20,563	620,418
Coface SA	42,152	518,647
DBV Technologies SA (A)(B)	1,292	15,497
Delta Plus Group	323	37,456
Derichebourg SA (A)	40,374	477,881
Devoteam SA (A)	70	10,577
Ekinops SAS (A)	3,234	29,386
Electricite de Strasbourg SA	351	48,348
Elior Group SA (A)(D)	41,388	289,589
Elis SA (A)	61,401	1,088,106
Eramet SA (A)	2,437	198,216
ESI Group (A)	556	40,349
Etablissements Maurel et Prom SA (A)	21,880	54,696
Eurazeo SE	11,478	1,180,765
Eutelsat Communications SA	72,423	837,675
Exel Industries SA, A Shares (A)	466	45,106
Faurecia SE	35,046	1,693,094
Fnac Darty SA	7,145	486,759
Gaumont SA (A)	489	58,401
Gaztransport Et Technigaz SA	6,852	571,569
GEA (B)	126	16,209
GL Events (A)(B)	4,616	83,364
Groupe Crit	1,108	87,739
Guerbet	2,565	104,556
Guillemot Corp.	834	12,211
Haulotte Group SA (A)	3,951	28,170
HEXAOM	1,083	64,465
ID Logistics Group (A)	856	322,743
Iliad SA	691	148,592
Imerys SA	12,891	597,751
Infotel SA	996	63,439
Ipsen SA	862	86,222
IPSOS	16,827	815,592
Jacquet Metals SA	5,053	119,979
JCDecaux SA (A)	23,094	644,282
19	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
Kaufman & Broad SA	6,402	$298,162
Korian SA	23,528	913,572
Lagardere SA (A)(B)	21,366	591,104
Laurent-Perrier	1,118	125,683
Lectra	10,611	444,391
Linedata Services	1,472	74,768
LISI	8,173	270,236
LNA Sante SA	2,041	135,518
Lumibird (A)	2,328	45,353
Maisons du Monde SA (D)	16,288	376,147
Manitou BF SA	5,055	182,075
Manutan International	906	81,856
Mersen SA	6,826	266,299
Metropole Television SA	10,149	216,118
Neoen SA (A)(B)(D)	3,781	161,798
Nexans SA	12,390	1,241,947
Nexity SA	16,819	868,556
Nicox (A)	6,072	25,267
NRJ Group	6,595	48,608
Oeneo SA (A)	4,715	73,932
OL Groupe SA (A)	3,929	10,460
Onxeo SA (A)	2,056	1,426
Orpea SA	3,074	387,505
Pharmagest Interactive	274	31,246
Plastivaloire	1,440	10,846
Quadient SA	14,118	400,924
Recylex SA (A)(C)	4,454	9,719
Rexel SA (A)	106,897	2,237,787
Robertet SA (B)	199	245,246
Rothschild & Company	15,152	599,051
Rubis SCA	27,650	1,072,603
Samse SA	285	63,054
Savencia SA	1,977	173,351
SCOR SE	48,400	1,485,383
Seche Environnement SA	2,029	121,585
Societe BIC SA	9,132	607,973
Societe LDC SA	178	22,286
Societe pour l’Informatique Industrielle	2,435	112,952
SOITEC (A)	7,486	1,792,949
Solocal Group (A)(B)	47,008	94,627
Somfy SA	2,747	534,806
Sopra Steria Group SACA	5,649	1,150,711
SPIE SA	46,481	1,103,277
Stef SA	1,253	140,506
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	20

	Shares	Value
France (continued)
Synergie SE	3,330	$143,662
Technip Energies NV (A)	10,529	137,842
Television Francaise 1	19,246	193,194
Thermador Groupe	2,187	243,101
Tikehau Capital SCA	5,684	169,417
Trigano SA	3,138	653,861
Union Financiere de France BQE SA	1,451	29,563
Valeo	5,249	149,820
Vallourec SA (A)	11,477	106,360
Verallia SA (D)	7,960	290,145
Vetoquinol SA	1,228	195,609
Vicat SA	9,439	470,363
VIEL & Cie SA	6,888	45,309
Vilmorin & Cie SA	2,792	180,705
Virbac SA	1,246	527,309
Vranken-Pommery Monopole SA (A)	923	18,692
Wavestone	1,593	88,068
Gabon 0.0%		38,664
Total Gabon	243	38,664
Georgia 0.1%		492,663
Bank of Georgia Group PLC (A)	16,076	369,158
Georgia Capital PLC (A)	10,443	89,435
TBC Bank Group PLC	1,748	34,070
Germany 6.4%		57,181,129
1&1 AG	16,862	532,634
7C Solarparken AG	10,995	49,712
Aareal Bank AG	24,051	635,649
Adesso SE	544	118,028
ADVA Optical Networking SE (A)	18,599	308,263
AIXTRON SE	31,919	921,167
All for One Group SE	784	66,929
Allgeier SE	2,876	88,628
Amadeus Fire AG	931	191,341
Atoss Software AG	1,254	269,408
Aurubis AG	11,537	980,518
Basler AG	1,233	214,353
Bauer AG (A)(B)	7,205	101,373
BayWa AG (B)	6,365	276,665
Bechtle AG	2,643	191,101
Bertrandt AG	2,555	145,491
bet-at-home.com AG	1,430	47,894
Bijou Brigitte AG (A)	1,764	48,779
21	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany (continued)
Bilfinger SE (B)	12,863	$451,260
Borussia Dortmund GmbH & Company KGaA (A)(B)	24,608	183,183
CANCOM SE	12,396	816,258
CECONOMY AG (A)	59,337	278,094
CENIT AG	2,412	43,136
Cewe Stiftung & Company KGAA	2,238	334,120
Commerzbank AG (A)	75,251	470,951
CompuGroup Medical SE & Company KgaA	8,822	823,276
CropEnergies AG	9,512	114,963
CTS Eventim AG & Company KGaA (A)	6,525	420,992
Data Modul AG	635	43,845
Delticom AG (A)	1,144	11,522
Dermapharm Holding SE	4,482	416,140
Deutsche Beteiligungs AG	6,293	275,110
Deutsche EuroShop AG	18,166	419,962
Deutsche Lufthansa AG (A)(B)	72,794	729,266
Deutsche Pfandbriefbank AG (D)	59,817	685,177
Deutz AG (A)	46,086	420,882
DIC Asset AG	20,861	382,876
DMG Mori AG	1,448	72,123
Dr. Hoenle AG (B)	1,598	90,614
Draegerwerk AG & Company KGaA	1,433	121,708
Duerr AG	19,517	961,464
Eckert & Ziegler Strahlen- und Medizintechnik AG	5,329	777,235
Elmos Semiconductor SE	3,427	153,885
ElringKlinger AG (A)	9,007	146,650
Encavis AG (B)	11,226	204,314
Energiekontor AG	1,801	122,258
EuroEyes International Eye Clinic, Ltd.	14,000	21,562
Evotec SE (A)	11,121	553,183
Fielmann AG	7,017	539,015
First Sensor AG	2,622	133,385
FlatexDEGIRO AG (A)	2,852	296,331
FORTEC Elektronik AG	601	13,343
Francotyp-Postalia Holding AG (A)	2,607	9,556
Fraport AG Frankfurt Airport Services Worldwide (A)	9,243	597,728
Freenet AG	42,601	1,052,245
Fuchs Petrolub SE	9,623	379,413
GEA Group AG	47,553	2,194,942
Gerresheimer AG	11,548	1,226,712
Gesco AG (A)	3,651	111,144
GFT Technologies SE	7,351	254,471
GRENKE AG (B)	1,808	80,473
H&R GmbH & Company KGaA (A)	8,359	99,595
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	22

	Shares	Value
Germany (continued)
Hamburger Hafen und Logistik AG	9,289	$204,775
Hawesko Holding AG	828	60,327
Heidelberger Druckmaschinen AG (A)(B)	90,943	252,503
Hella GmbH & Company KGaA (A)(B)	8,317	594,408
HOCHTIEF AG	2,297	183,718
HolidayCheck Group AG (A)	18,784	47,063
Home24 SE (A)	448	8,905
Hornbach Baumarkt AG (B)	3,268	130,752
Hornbach Holding AG & Company KGaA	4,326	462,768
HUGO BOSS AG	20,879	1,165,777
Hypoport SE (A)	928	641,337
Indus Holding AG	8,586	346,414
Instone Real Estate Group AG (D)	13,507	428,986
IVU Traffic Technologies AG	5,026	120,251
Jenoptik AG	21,055	760,917
JOST Werke AG (D)	5,812	379,252
K+S AG (A)	73,213	1,043,637
Kloeckner & Company SE (A)	27,626	373,005
Koenig & Bauer AG (A)(B)	4,359	150,086
Krones AG	5,243	531,505
KSB SE & Company KGaA	73	36,524
KWS Saat SE & Company KGaA	4,300	360,101
LANXESS AG	30,412	2,216,808
Leifheit AG (B)	4,376	205,853
Leoni AG (A)(B)	12,042	236,526
LPKF Laser & Electronics AG (B)	6,979	176,760
Manz AG (A)(B)	1,315	86,434
Mediclin AG (A)	8,179	37,433
Medigene AG (A)	6,493	29,587
Medios AG (A)	1,614	78,138
METRO AG	33,723	449,175
MLP SE	26,029	236,900
Nagarro SE (A)	2,876	516,210
New Work SE	1,026	297,516
Nexus AG	6,223	514,797
Nordex SE (A)(B)	41,056	768,423
Norma Group SE	14,352	724,052
OHB SE (B)	2,007	92,522
PATRIZIA AG	17,444	427,564
Pfeiffer Vacuum Technology AG	2,092	438,410
PNE AG	16,489	143,074
Progress-Werk Oberkirch AG (A)	386	13,921
ProSiebenSat.1 Media SE	73,805	1,409,062
PSI Software AG	4,102	198,591
23	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany (continued)
PVA TePla AG (A)	4,369	$168,498
q.beyond AG (A)	47,970	99,112
R Stahl AG (A)	823	21,973
Rheinmetall AG	15,969	1,561,640
SAF-Holland SE (A)	22,781	324,718
Salzgitter AG (A)	16,979	640,028
Schaltbau Holding AG (A)	1,534	99,710
Scout24 AG (D)	4,294	361,010
Secunet Security Networks AG	439	244,247
SGL Carbon SE (A)	17,099	189,842
Siltronic AG (B)	7,643	1,262,905
Sirius Real Estate, Ltd.	169,818	291,785
Sixt SE (A)(B)	5,080	682,775
SMA Solar Technology AG (B)	4,602	220,405
Softing AG	2,069	17,545
Software AG	18,535	939,255
STRATEC SE	2,046	338,661
Stroeer SE & Company KGaA	10,058	828,327
Suedzucker AG	23,499	401,001
SUESS MicroTec SE (A)	7,325	214,088
Surteco Group SE	2,163	90,876
Syzygy AG	471	3,954
TAG Immobilien AG	53,515	1,812,315
Takkt AG	15,103	251,603
Technotrans SE	2,893	107,332
thyssenkrupp AG (A)	91,341	1,017,788
Traffic Systems SE	2,239	119,167
TUI AG (A)(B)	11,505	50,047
United Internet AG	1,582	68,378
va-Q-Tec AG (A)	730	22,543
Varta AG (B)	3,591	572,908
VERBIO Vereinigte BioEnergie AG	12,056	731,638
Vivoryon Therapeutics NV (A)	1,006	25,172
Vossloh AG	3,933	223,260
Wacker Chemie AG	3,818	673,687
Wacker Neuson SE	13,148	398,268
Washtec AG	4,114	289,169
Westwing Group AG (A)	3,087	149,238
Wuestenrot & Wuerttembergische AG	10,450	229,929
Zeal Network SE (B)	3,627	182,853
zooplus AG (A)	2,022	950,417
Gibraltar 0.1%		625,283
888 Holdings PLC	111,653	625,283
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	24

	Shares	Value
Greece 0.0%		$14,279
Alapis Holding Industrial & Commercial SA of Pharmaceutical Chemical Products (A)(C)	1,810	39
Okeanis Eco Tankers Corp. (D)	1,578	14,240
TT Hellenic Postbank SA (A)(C)	20,725	0
Greenland 0.0%		30,822
GronlandsBANKEN A/S	313	30,822
Guernsey, Channel Islands 0.0%		70,254
Raven Property Group, Ltd. (A)	165,177	70,254
Hong Kong 2.3%		20,782,042
3D-Gold Jewellery Holdings, Ltd. (A)(C)	310,000	0
Aceso Life Science Group, Ltd. (A)	451,733	11,994
Aeon Credit Service Asia Company, Ltd.	60,000	38,109
Aidigong Maternal & Child Health, Ltd. (A)	588,000	67,949
Allied Group, Ltd.	360,000	140,393
Analogue Holdings, Ltd.	44,000	10,470
APAC Resources, Ltd.	182,171	31,556
Apollo Future Mobility Group, Ltd. (A)(B)	840,000	52,353
Asia Financial Holdings, Ltd.	94,000	41,968
Asia Standard International Group, Ltd.	236,000	31,286
Asiasec Properties, Ltd.	103,000	21,298
ASM Pacific Technology, Ltd.	65,100	773,846
Associated International Hotels, Ltd.	26,000	45,462
Blue River Holdings, Ltd. (A)(C)	267,360	8,457
BOCOM International Holdings Company, Ltd.	346,000	80,121
BOE Varitronix, Ltd. (B)	268,000	280,384
Brightoil Petroleum Holdings, Ltd. (A)(C)	563,000	62,435
Build King Holdings, Ltd.	150,000	19,295
Burwill Holdings, Ltd. (A)(C)	1,216,000	5,003
Cafe de Coral Holdings, Ltd.	138,000	251,213
Cathay Pacific Airways, Ltd. (A)	277,000	232,215
Century City International Holdings, Ltd. (A)	452,000	25,863
CGN Mining Company, Ltd.	535,000	49,597
Chen Hsong Holdings	40,000	13,578
Chevalier International Holdings, Ltd.	45,524	58,485
China Baoli Technologies Holdings, Ltd. (A)	517,500	2,014
China Best Group Holding, Ltd. (A)	210,000	9,131
China Display Optoelectronics Technology Holdings, Ltd. (A)	344,000	26,530
China Energy Development Holdings, Ltd. (A)	2,938,000	40,743
China Motor Bus Company, Ltd.	6,400	88,199
China Solar Energy Holdings, Ltd. (A)(C)	127,000	0
China Star Entertainment, Ltd. (A)	488,000	64,589
China Strategic Holdings, Ltd. (A)	4,597,500	38,977
Chinese Estates Holdings, Ltd.	183,500	66,651
25	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Chinney Investments, Ltd.	36,000	$8,095
Chong Hing Bank, Ltd. (B)	80,000	213,061
Chow Sang Sang Holdings International, Ltd.	135,000	205,363
Chuang’s China Investments, Ltd.	210,000	12,713
Chuang’s Consortium International, Ltd.	340,021	39,236
CITIC Telecom International Holdings, Ltd.	608,000	211,128
CMBC Capital Holdings, Ltd.	630,000	8,668
C-Mer Eye Care Holdings, Ltd.	114,000	114,625
Convenience Retail Asia, Ltd. (B)	130,000	12,905
Convoy Global Holdings, Ltd. (A)(C)	630,000	9,153
Cowell e Holdings, Inc. (A)	35,000	27,620
CSI Properties, Ltd.	1,976,333	62,856
Dah Sing Banking Group, Ltd.	150,448	144,681
Dah Sing Financial Holdings, Ltd.	62,744	195,200
Dickson Concepts International, Ltd.	63,500	35,939
Digital Domain Holdings, Ltd. (A)	1,000,000	7,838
DMX Technologies Group, Ltd. (A)(C)	34,000	0
Dynamic Holdings, Ltd.	44,000	71,640
Eagle Nice International Holdings, Ltd.	46,000	28,750
EC Healthcare	71,000	98,452
EcoGreen International Group, Ltd.	76,000	17,489
EganaGoldpfeil Holdings, Ltd. (A)(C)	131,750	0
Emperor Capital Group, Ltd. (A)	1,143,000	17,970
Emperor Entertainment Hotel, Ltd.	185,000	22,617
Emperor International Holdings, Ltd.	508,250	71,601
Emperor Watch & Jewellery, Ltd. (A)	1,270,000	33,581
Energy International Investments Holdings, Ltd. (A)(C)	700,000	5,751
ENM Holdings, Ltd. (A)	368,000	28,838
Esprit Holdings, Ltd. (A)	1,072,875	110,237
Fairwood Holdings, Ltd.	30,500	68,063
Far East Consortium International, Ltd.	585,918	212,401
First Pacific Company, Ltd.	830,000	309,439
Fountain SET Holdings, Ltd.	188,000	32,671
Freeman FinTech Corp., Ltd. (A)(C)	260,000	602
FSE Lifestyle Services, Ltd.	13,000	9,468
GBA Holdings, Ltd. (A)	16,480,000	21,189
GDH Guangnan Holdings, Ltd.	108,000	9,588
Genting Hong Kong, Ltd. (A)	550,000	41,765
Giordano International, Ltd.	481,708	102,660
Glorious Sun Enterprises, Ltd.	146,000	15,378
Gold Peak Industries Holdings, Ltd. (A)	90,000	7,742
Golden Resources Development International, Ltd.	298,000	22,947
Gold-Finance Holdings, Ltd. (A)(C)	214,000	0
Good Resources Holdings, Ltd. (A)(C)	270,000	2,951
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	26

	Shares	Value
Hong Kong (continued)
Great Eagle Holdings, Ltd.	76,481	$239,670
G-Resources Group, Ltd. (A)	178,080	74,589
Guotai Junan International Holdings, Ltd.	1,062,600	186,781
Haitong International Securities Group, Ltd.	880,288	254,274
Hang Lung Group, Ltd.	245,000	611,026
Hanison Construction Holdings, Ltd.	143,631	24,896
Harbour Centre Development, Ltd.	37,500	38,655
HKBN, Ltd.	211,000	245,030
HKR International, Ltd.	361,840	143,184
Hon Kwok Land Investment Company, Ltd.	64,000	27,533
Hong Kong Ferry Holdings Company, Ltd.	46,000	33,806
Hong Kong Technology Venture Company, Ltd. (A)	105,000	141,129
Hong Kong Technology Venture Company, Ltd., ADR (A)	1,717	46,185
Hongkong Chinese, Ltd.	224,000	17,568
Hsin Chong Group Holdings, Ltd. (A)(C)	736,000	33,121
Huobi Technology Holdings, Ltd. (A)	8,500	13,267
Hutchison Port Holdings Trust	1,279,000	261,167
Hutchison Telecommunications Hong Kong Holdings, Ltd.	516,000	81,504
Hypebeast, Ltd. (A)	50,000	6,425
Hysan Development Company, Ltd.	195,000	695,809
i-Cable Communications, Ltd. (A)	680,000	6,297
Imagi International Holdings, Ltd. (A)	117,281	18,820
International Housewares Retail Company, Ltd.	124,000	45,079
IPE Group, Ltd. (A)	220,000	21,170
IRC, Ltd. (A)	1,194,000	45,002
ITC Properties Group, Ltd. (A)	136,252	16,318
Jacobson Pharma Corp., Ltd.	176,000	13,992
JBM Healthcare, Ltd. (A)	22,000	2,913
Johnson Electric Holdings, Ltd.	120,500	275,964
K Wah International Holdings, Ltd.	295,000	129,356
Kader Holdings Company, Ltd. (A)	248,000	14,355
Karrie International Holdings, Ltd.	180,000	37,035
Keck Seng Investments Hong Kong, Ltd. (A)	19,000	9,246
Kerry Logistics Network, Ltd.	237,500	754,713
Kerry Properties, Ltd.	170,000	578,375
Kingmaker Footwear Holdings, Ltd.	54,000	6,585
Kingston Financial Group, Ltd.	174,000	9,849
Kowloon Development Company, Ltd.	126,000	148,488
Kwoon Chung Bus Holdings, Ltd. (A)	20,000	5,084
Lai Sun Development Company, Ltd. (A)	84,786	55,856
Lai Sun Garment International, Ltd. (A)	46,846	30,875
Landing International Development, Ltd. (A)	523,200	15,655
Landsea Green Properties Company, Ltd. (A)	404,000	22,577
Langham Hospitality Investments, Ltd. (A)	578,250	64,679
27	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Lerthai Group, Ltd. (A)(C)	18,000	$2,060
Lifestyle International Holdings, Ltd. (A)	169,000	107,304
Lippo China Resources, Ltd.	1,028,000	16,271
Lippo, Ltd.	31,250	10,018
Liu Chong Hing Investment, Ltd.	76,000	78,544
Luk Fook Holdings International, Ltd.	144,000	399,802
Lung Kee Bermuda Holdings, Ltd.	48,000	24,066
Mandarin Oriental International, Ltd. (A)	48,800	100,855
Mason Group Holdings, Ltd. (A)(B)	9,029,000	30,248
Meilleure Health International Industry Group, Ltd. (A)	138,000	6,565
Melco International Development, Ltd. (A)	199,000	288,670
MH Development, Ltd. (A)(C)	124,000	18,494
Midland Holdings, Ltd. (A)	54,000	9,642
Miramar Hotel & Investment	86,000	153,475
Modern Dental Group, Ltd. (A)	135,000	158,923
National Electronics Holdings	88,000	11,871
National United Resources Holdings, Ltd. (A)(C)	1,090,000	14,926
Nissin Foods Company, Ltd.	76,000	52,766
NWS Holdings, Ltd.	344,000	333,559
Oriental Watch Holdings	134,378	70,162
Oshidori International Holdings, Ltd. (A)	1,807,200	123,011
Pacific Andes International Holdings, Ltd. (A)(C)	2,171,305	0
Pacific Basin Shipping, Ltd.	1,927,000	1,049,884
Pacific Century Premium Developments, Ltd. (A)	32,400	2,668
Pacific Textiles Holdings, Ltd.	307,000	163,753
Pak Fah Yeow International, Ltd.	20,000	4,492
Paliburg Holdings, Ltd. (A)	101,380	28,013
Paradise Entertainment, Ltd. (A)	176,000	21,093
PC Partner Group, Ltd. (A)	56,000	47,994
PCCW, Ltd.	805,773	420,221
Peace Mark Holdings, Ltd. (A)(C)	180,000	0
Perfect Medical Health Management, Ltd.	140,000	117,751
Pico Far East Holdings, Ltd.	254,000	39,544
Playmates Holdings, Ltd.	640,000	72,406
Plover Bay Technologies, Ltd.	88,000	36,649
PT International Development Company, Ltd. (A)	453,327	16,609
Public Financial Holdings, Ltd.	126,000	40,530
Regal Hotels International Holdings, Ltd. (A)	117,200	52,942
Regina Miracle International Holdings, Ltd. (D)	67,000	23,774
Renco Holdings Group, Ltd. (A)	102,000	1,719
Sa Sa International Holdings, Ltd. (A)	120,000	25,968
SAS Dragon Holdings, Ltd.	84,000	49,599
SEA Holdings, Ltd.	68,484	60,792
Shangri-La Asia, Ltd. (A)	312,000	274,504
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	28

	Shares	Value
Hong Kong (continued)
Shenwan Hongyuan HK, Ltd.	120,000	$15,893
Shun Tak Holdings, Ltd. (A)	557,250	159,684
Sincere Watch Hong Kong, Ltd. (A)	1,190,000	8,409
Sing Tao News Corp., Ltd.	118,000	13,043
Singamas Container Holdings, Ltd. (A)	270,000	40,270
SITC International Holdings Company, Ltd.	176,000	766,672
SJM Holdings, Ltd. (A)	339,000	295,003
SmarTone Telecommunications Holdings, Ltd.	73,089	41,178
Solomon Systech International, Ltd.	266,000	30,789
Soundwill Holdings, Ltd.	39,500	40,868
Stella International Holdings, Ltd. (A)	131,000	175,841
Summit Ascent Holdings, Ltd. (A)	130,000	9,698
Sun Hung Kai & Company, Ltd.	216,318	118,449
SUNeVision Holdings, Ltd.	173,000	183,361
TAI Cheung Holdings, Ltd.	115,000	79,266
Tan Chong International, Ltd.	63,000	16,523
Television Broadcasts, Ltd. (A)	124,100	105,373
Texhong Textile Group, Ltd.	8,500	12,955
Texwinca Holdings, Ltd.	330,000	71,262
The Bank of East Asia, Ltd. (B)	29,600	49,649
The Hongkong & Shanghai Hotels, Ltd. (A)	188,023	168,676
The United Laboratories International Holdings, Ltd.	308,500	208,305
Theme International Holdings, Ltd. (A)	855,000	133,962
Tradelink Electronic Commerce, Ltd.	186,000	27,984
Transport International Holdings, Ltd.	95,878	176,709
Up Energy Development Group, Ltd. (A)(C)	898,000	1,489
Upbest Group, Ltd.	8,000	833
Value Partners Group, Ltd.	295,000	160,949
Valuetronics Holdings, Ltd.	125,150	53,411
Vedan International Holdings, Ltd.	168,000	16,211
Vitasoy International Holdings, Ltd. (B)	176,000	453,802
VPower Group International Holdings, Ltd. (D)	76,000	17,177
VSTECS Holdings, Ltd.	284,400	267,499
VTech Holdings, Ltd.	58,600	569,200
Wai Kee Holdings, Ltd.	72,000	36,311
Wang On Group, Ltd.	1,780,000	14,856
Wealthking Investments, Ltd. (A)	376,000	37,745
Wing On Company International, Ltd.	28,000	65,795
Wing Tai Properties, Ltd.	118,000	66,527
YGM Trading, Ltd. (A)	22,000	6,354
YTO Express Holdings, Ltd.	30,000	12,554
Yue Yuen Industrial Holdings, Ltd. (A)	237,500	481,643
Yunfeng Financial Group, Ltd. (A)	46,000	13,528
Zensun Enterprises, Ltd.	107,000	82,650
29	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Zhaobangji Properties Holdings, Ltd. (A)	632,000	$44,612
Ireland 0.7%		6,417,063
AIB Group PLC (A)	51,276	154,070
AIB Group PLC (London Stock Exchange) (A)	7,501	22,255
Bank of Ireland Group PLC (A)	46,962	293,948
Bank of Ireland Group PLC (London Stock Exchange) (A)	215,337	1,346,865
C&C Group PLC (A)	138,863	471,916
Cairn Homes PLC (A)	23,676	31,840
Cairn Homes PLC (London Stock Exchange) (A)	123,293	166,321
COSMO Pharmaceuticals NV (A)(B)	1,285	117,574
Dalata Hotel Group PLC (A)	26,723	119,241
Datalex PLC (A)	4,738	3,868
FBD Holdings PLC (A)	8,155	73,654
Glanbia PLC	53,416	964,291
Glenveagh Properties PLC (A)(D)	95,758	122,488
Grafton Group PLC	86,201	1,656,508
Greencore Group PLC (A)	189,388	370,147
Hostelworld Group PLC (A)(D)	11,005	13,076
Irish Continental Group PLC	42,651	220,254
Keywords Studios PLC (A)	5,823	249,820
Permanent TSB Group Holdings PLC (A)	11,820	18,927
Isle of Man 0.1%		920,510
Playtech PLC (A)	117,955	663,609
Strix Group PLC	49,852	256,901
Israel 1.5%		13,174,699
Abra Information Technologies, Ltd. (A)	9,209	11,197
Adgar Investment and Development, Ltd. (B)	21,013	42,693
Afcon Holdings, Ltd.	661	39,357
AFI Properties, Ltd. (A)	6,069	309,966
Africa Israel Residences, Ltd.	1,199	63,068
Airport City, Ltd. (A)	7,076	129,589
Allot, Ltd. (A)	12,253	201,369
Alrov Properties and Lodgings, Ltd. (A)	2,216	100,842
Arad, Ltd. (B)	2,993	43,489
Ashtrom Group, Ltd.	13,226	288,644
Atreyu Capital Markets, Ltd.	3,104	52,453
AudioCodes, Ltd.	4,550	142,415
Aura Investments, Ltd.	38,484	38,424
Avgol Industries 1953, Ltd. (A)	33,538	26,466
Azorim-Investment Development & Construction Company, Ltd. (A)	33,534	136,354
Bet Shemesh Engines Holdings 1997, Ltd. (A)	2,169	43,906
BioLine RX, Ltd. (A)	56,614	10,861
Blue Square Real Estate, Ltd.	1,795	140,132
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	30

	Shares	Value
Israel (continued)
Brainsway, Ltd. (A)	2,776	$10,754
Camtek, Ltd. (A)	8,218	339,206
Carasso Motors, Ltd.	12,009	60,112
Cellcom Israel, Ltd. (A)	31,945	120,439
Ceragon Networks, Ltd. (A)	14,289	57,728
Clal Insurance Enterprises Holdings, Ltd. (A)	10,232	214,732
Compugen, Ltd. (A)	2,812	19,296
Danel Adir Yeoshua, Ltd.	1,822	369,074
Delek Automotive Systems, Ltd.	14,507	192,497
Delek Group, Ltd. (A)	1,385	77,053
Delta Galil Industries, Ltd.	3,337	172,788
Dor Alon Energy in Israel 1988, Ltd.	2,265	68,270
Duniec Brothers, Ltd.	934	43,708
Electra Consumer Products 1970, Ltd.	3,782	210,067
Electra Real Estate, Ltd.	8,261	114,320
Electra, Ltd.	618	369,385
Elron Electronic Industries, Ltd. (A)	7,485	30,192
Energix-Renewable Energies, Ltd.	17,853	73,798
Enlight Renewable Energy, Ltd. (A)	233,594	505,773
Equital, Ltd. (A)	8,047	222,856
First International Bank of Israel, Ltd.	1	22
FMS Enterprises Migun, Ltd.	1,394	46,055
Formula Systems 1985, Ltd.	3,729	370,655
Fox Wizel, Ltd.	2,902	384,610
Freshmarket, Ltd.	3,351	13,333
Gav-Yam Lands Corp., Ltd.	37,900	426,040
Gilat Satellite Networks, Ltd.	11,617	116,687
Gilat Satellite Networks, Ltd. (New York Stock Exchange)	759	7,461
Globrands, Ltd.	85	11,574
Hadera Paper, Ltd.	1,499	116,239
Harel Insurance Investments & Financial Services, Ltd.	42,237	414,878
Hilan, Ltd.	5,426	306,726
IDI Insurance Company, Ltd.	2,800	100,406
IES Holdings, Ltd.	762	55,325
Inrom Construction Industries, Ltd. (B)	29,233	144,291
Israel Canada T.R., Ltd.	47,404	196,420
Israel Land Development - Urban Renewal, Ltd. (B)	6,186	79,060
Isras Investment Company, Ltd.	541	118,027
Issta Lines, Ltd. (A)	1,677	36,056
Kamada, Ltd. (A)	11,932	64,066
Kerur Holdings, Ltd.	2,256	66,130
Klil Industries, Ltd.	300	28,289
Levinstein Properties, Ltd.	1,350	31,143
M Yochananof & Sons, Ltd.	703	49,887
31	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Israel (continued)
Magic Software Enterprises, Ltd.	10,744	$225,007
Malam - Team, Ltd.	3,260	108,476
Matrix IT, Ltd.	12,240	334,097
Maytronics, Ltd.	3,532	81,014
Mediterranean Towers, Ltd.	29,603	92,183
Mega Or Holdings, Ltd.	6,183	231,661
Mehadrin, Ltd. (A)	167	7,351
Meitav Dash Investments, Ltd.	9,168	47,734
Menora Mivtachim Holdings, Ltd.	11,021	244,140
Migdal Insurance & Financial Holdings, Ltd. (A)	140,977	198,799
Mivne Real Estate KD, Ltd.	1	2
Mivtach Shamir Holdings, Ltd.	1,455	48,287
Mizrahi Tefahot Bank, Ltd.	1	23
Naphtha Israel Petroleum Corp., Ltd. (A)	14,316	65,731
Nawi Brothers, Ltd.	6,442	48,592
Neto Malinda Trading, Ltd. (A)	532	13,032
Neto ME Holdings, Ltd.	616	30,499
Novolog, Ltd.	76,556	69,383
NR Spuntech Industries, Ltd.	7,555	19,427
Oil Refineries, Ltd. (A)	526,893	114,919
One Software Technologies, Ltd.	11,890	190,343
Partner Communications Company, Ltd. (A)	49,065	232,558
Paz Oil Company, Ltd. (A)	3,404	342,754
Perion Network, Ltd. (A)	8,824	184,311
Plasson Industries, Ltd.	1,357	101,624
Plus500, Ltd.	30,141	619,653
Prashkovsky Investments & Construction, Ltd.	396	11,705
Priortech, Ltd.	2,688	77,146
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	2,696	189,147
Raval Ics, Ltd.	11,596	25,798
Sano-Brunos Enterprises, Ltd.	147	15,224
Scope Metals Group, Ltd.	2,885	122,281
Shikun & Binui, Ltd. (A)	1	4
Summit Real Estate Holdings, Ltd. (A)	14,651	230,920
Suny Cellular Communication, Ltd. (A)	18,682	8,138
Tadiran Group, Ltd.	1,091	142,192
Tamar Petroleum, Ltd. (D)	7,742	10,740
Tel Aviv Stock Exchange, Ltd.	4,867	26,620
Telsys	1,590	62,448
The Phoenix Holdings, Ltd.	2,039	21,771
Tiv Taam Holdings 1, Ltd.	3,579	9,812
Tower Semiconductor, Ltd. (A)	1	19
Tremor International, Ltd. (A)	1,756	17,839
Victory Supermarket Chain, Ltd. (B)	2,484	51,878
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	32

	Shares	Value
Israel (continued)
Vitania, Ltd.	3,993	$29,765
YH Dimri Construction & Development, Ltd.	2,839	192,999
Italy 3.5%		31,261,491
A2A SpA	556,358	1,222,295
ACEA SpA	16,690	398,555
Aeffe SpA (A)	24,188	52,703
Anima Holding SpA (D)	103,438	533,524
Aquafil SpA (A)	5,089	43,550
Arnoldo Mondadori Editore SpA (A)	41,391	91,384
Ascopiave SpA	25,679	108,395
Autogrill SpA (A)	45,700	342,680
Autostrade Meridionali SpA	562	18,496
Avio SpA	6,136	87,747
Azimut Holding SpA	37,460	1,052,180
Banca Generali SpA (A)	18,679	830,682
Banca IFIS SpA	9,421	163,510
Banca Mediolanum SpA	34,699	360,238
Banca Monte dei Paschi di Siena SpA (A)(B)	1,513	2,016
Banca Popolare di Sondrio SCPA	194,501	885,148
Banca Profilo SpA	121,842	31,121
Banca Sistema SpA (A)(B)(D)	23,962	66,106
Banco BPM SpA	532,763	1,766,831
Banco di Desio e della Brianza SpA	13,389	50,466
Be Shaping The Future SpA (B)	26,372	69,465
BFF Bank SpA (D)	46,719	426,845
Biesse SpA (A)	757	27,165
BPER Banca	303,316	660,357
Brembo SpA	22,760	329,073
Brunello Cucinelli SpA (A)	12,373	729,645
Buzzi Unicem SpA	36,101	958,382
Cairo Communication SpA	32,522	72,383
Carel Industries SpA (D)	7,110	204,352
Cementir Holding NV	19,485	220,688
Cerved Group SpA (A)	44,259	516,319
CIR SpA-Compagnie Industriali (A)	340,106	195,975
Credito Emiliano SpA	37,888	253,969
Danieli & C Officine Meccaniche SpA (B)	5,463	159,205
Danieli & C Officine Meccaniche SpA, Savings Shares	10,080	191,565
De’ Longhi SpA	21,515	973,705
DeA Capital SpA (A)	39,171	60,957
Digital Bros SpA	631	19,917
doValue SpA (D)	878	10,982
Elica SpA (A)	10,005	38,508
33	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Italy (continued)
Emak SpA	28,372	$64,564
Enav SpA (A)(D)	7,043	30,734
ERG SpA	21,203	624,993
Esprinet SpA	17,722	338,704
Eurotech SpA (A)	9,022	52,461
Fila SpA	2,736	33,380
Fincantieri SpA (A)(B)	193,472	168,838
FNM SpA (A)(B)	72,366	50,058
Garofalo Health Care SpA (A)	1,646	11,480
Gefran SpA	1,600	19,452
Geox SpA (A)(B)	22,422	29,768
Gruppo MutuiOnline SpA	10,709	646,434
Hera SpA	291,702	1,261,144
Illimity Bank SpA (A)	10,284	149,745
IMMSI SpA (A)	75,963	42,112
Intek Group SpA (A)	66,972	27,320
Interpump Group SpA	15,290	1,086,676
Iren SpA	229,342	708,944
Italgas SpA	172,930	1,146,456
Italmobiliare SpA	6,199	224,654
Juventus Football Club SpA (A)(B)	130,865	116,938
La Doria SpA	3,655	78,674
Leonardo SpA (A)	136,211	1,109,095
LU-VE SpA	2,562	68,655
Maire Tecnimont SpA (B)	49,836	194,237
Mediaset SpA	145,676	454,481
Openjobmetis SpA Agenzia per il Lavoro	4,189	50,002
OVS SpA (A)(D)	75,854	154,646
Pharmanutra SpA	712	55,111
Piaggio & C SpA	72,749	275,677
Piovan SpA (D)	1,138	10,669
Pirelli & C. SpA (D)	130,223	780,774
Prima Industrie SpA (A)	1,462	36,035
RAI Way SpA (D)	34,478	209,634
Reno de Medici SpA	86,273	146,577
Reply SpA	7,894	1,592,098
Rizzoli Corriere Della Sera Mediagroup SpA (B)	44,608	37,684
Sabaf SpA	2,928	86,428
SAES Getters SpA	514	10,562
Safilo Group SpA (A)	16,568	32,313
Saipem SpA (A)	162,309	384,600
Salvatore Ferragamo SpA (A)(B)	10,040	205,066
Saras SpA (A)	186,965	155,093
Servizi Italia SpA (A)	3,687	9,388
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	34

	Shares	Value
Italy (continued)
Sesa SpA (A)	2,556	$509,884
Societa Cattolica Di Assicurazione SPA (A)	19,842	164,634
Sogefi SpA (A)	10,059	16,632
SOL SpA	9,408	215,303
Tamburi Investment Partners SpA	47,010	513,006
Technogym SpA (D)	41,738	493,413
Tinexta SpA	8,122	376,013
Tod’s SpA (A)(B)	3,273	178,914
TXT e-solutions SpA	3,737	39,347
Unieuro SpA (B)(D)	5,335	139,399
Unipol Gruppo SpA	159,150	943,933
UnipolSai Assicurazioni SpA	42,377	121,904
Webuild SpA (B)	63,047	168,512
Zignago Vetro SpA	8,446	181,159
Japan 22.5%		200,647,462
A&D Company, Ltd.	6,900	70,098
Abist Company, Ltd.	1,300	34,859
Access Company, Ltd. (A)	11,200	98,147
Accrete, Inc.	900	17,481
Achilles Corp.	5,800	69,781
AD Works Group Company, Ltd.	10,540	15,034
Adastria Company, Ltd.	10,040	163,997
ADEKA Corp.	30,791	672,182
Ad-sol Nissin Corp. (B)	2,800	58,401
Adtec Plasma Technology Company, Ltd.	1,400	21,357
Advan Group Company, Ltd.	9,100	75,111
Advance Create Company, Ltd.	3,200	28,694
Advanced Media, Inc. (A)	3,000	21,079
Advanex, Inc.	1,000	10,781
Advantage Risk Management Company, Ltd.	1,800	18,345
Adventure, Inc.	600	37,576
Adways, Inc.	4,500	27,343
Aeon Delight Company, Ltd.	5,800	187,657
Aeon Fantasy Company, Ltd. (B)	3,300	56,764
AEON Financial Service Company, Ltd.	5,700	67,089
Aeon Hokkaido Corp.	7,700	80,766
Aeon Kyushu Company, Ltd.	900	16,240
Aeria, Inc.	4,300	18,791
AFC-HD AMS Life Science Company, Ltd.	3,000	31,360
Agro-Kanesho Company, Ltd.	1,800	23,647
AGS Corp.	1,400	11,397
Ahresty Corp. (A)	9,400	37,438
Ai Holdings Corp.	12,200	247,433
35	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Aica Kogyo Company, Ltd.	3,900	$130,654
Aichi Corp.	14,200	95,595
Aichi Steel Corp.	4,100	104,565
Aichi Tokei Denki Company, Ltd.	1,100	46,202
Aida Engineering, Ltd.	19,500	188,427
Aiful Corp.	123,000	392,299
Ain Holdings, Inc.	6,900	463,932
Ainavo Holdings Company, Ltd.	2,400	23,613
Aiphone Company, Ltd.	4,600	91,705
Airport Facilities Company, Ltd.	11,800	62,976
Aisan Industry Company, Ltd.	15,100	116,066
AIT Corp.	2,300	22,118
Aizawa Securities Company, Ltd.	13,700	127,797
Ajis Company, Ltd.	1,600	48,684
Akatsuki Corp.	6,800	22,909
Akatsuki, Inc. (B)	3,000	87,901
Akebono Brake Industry Company, Ltd. (A)	25,300	43,174
Albis Company, Ltd.	2,200	47,925
Alconix Corp.	8,400	121,400
Alinco, Inc.	5,400	50,144
Allied Architects, Inc. (A)	2,400	19,609
Allied Telesis Holdings KK (A)	9,200	8,686
Alpen Company, Ltd.	5,400	170,072
Alpha Corp.	2,500	28,412
AlphaPolis Company, Ltd. (A)	1,100	33,983
Alps Alpine Company, Ltd.	31,200	326,853
Alps Logistics Company, Ltd.	6,000	51,366
Altech Corp.	5,730	100,390
Amano Corp.	15,200	385,855
Amiyaki Tei Company, Ltd.	2,000	52,460
Amuse, Inc.	3,900	83,731
Amvis Holdings, Inc.	400	28,430
Anabuki Kosan, Inc. (B)	1,000	18,394
Anest Iwata Corp.	12,200	112,988
Anicom Holdings, Inc.	22,100	177,535
Anritsu Corp. (B)	26,600	461,075
Aohata Corp.	500	11,514
AOI Electronics Company, Ltd.	1,600	33,818
AOKI Holdings, Inc.	15,600	88,687
Aoki Super Company, Ltd.	600	16,435
Aoyama Trading Company, Ltd. (A)	15,100	88,360
Aoyama Zaisan Networks Company, Ltd.	4,400	34,872
Aozora Bank, Ltd.	9,200	215,689
Apaman Company, Ltd.	3,100	15,976
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	36

	Shares	Value
Japan (continued)
Arakawa Chemical Industries, Ltd.	7,200	$82,500
Arata Corp.	5,400	218,841
Araya Industrial Company, Ltd.	1,200	16,384
Arcland Service Holdings Company, Ltd.	5,300	106,647
Arcs Company, Ltd.	15,284	310,706
Ardepro Company, Ltd.	60,800	36,993
Arealink Company, Ltd. (B)	4,100	52,510
Argo Graphics, Inc.	5,500	163,725
Arisawa Manufacturing Company, Ltd.	12,600	104,841
ARTERIA Networks Corp.	8,100	131,918
Artiza Networks, Inc.	900	11,445
Artnature, Inc.	6,300	40,586
ArtSpark Holdings, Inc.	8,000	62,229
Aruhi Corp.	10,800	131,389
As One Corp.	900	133,644
Asahi Broadcasting Group Holdings Corp.	4,000	25,775
Asahi Company, Ltd.	5,200	63,105
Asahi Diamond Industrial Company, Ltd.	23,100	108,821
Asahi Holdings, Inc. (B)	26,200	529,034
Asahi Intelligence Service Company, Ltd.	600	7,141
Asahi Kogyosha Company, Ltd.	1,700	52,946
Asahi Net, Inc.	6,800	45,550
Asahi Printing Company, Ltd.	3,100	24,869
Asahi Yukizai Corp.	6,100	82,703
Asante, Inc.	2,700	42,967
Asanuma Corp.	2,700	109,609
Asax Company, Ltd.	4,100	26,082
Ascentech KK	2,000	23,367
Ashimori Industry Company, Ltd.	1,599	15,039
Asia Pile Holdings Corp.	11,600	50,660
ASKA Pharmaceutical Holdings Company, Ltd.	8,200	75,670
ASKUL Corp.	10,800	168,838
Astena Holdings Company, Ltd.	12,400	67,403
Asti Corp.	700	13,954
Ateam, Inc.	200	2,749
Atled Corp.	600	12,982
Atom Corp.	7,300	52,335
Atrae, Inc. (A)	5,000	124,175
Atsugi Company, Ltd. (A)	6,700	38,422
Aucfan Company, Ltd. (A)	900	7,342
Aucnet, Inc.	2,700	51,120
Autobacs Seven Company, Ltd.	24,900	346,869
Aval Data Corp.	500	14,910
Avant Corp.	7,100	98,181
37	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Avantia Company, Ltd. (B)	5,700	$46,443
Avex, Inc.	5,800	79,166
Axell Corp.	3,700	25,279
Axial Retailing, Inc.	5,800	209,442
Axyz Company, Ltd.	500	14,507
Bando Chemical Industries, Ltd.	13,800	115,708
Bank of the Ryukyus, Ltd.	15,300	111,544
Baroque Japan, Ltd.	4,000	29,916
Base Company, Ltd.	600	27,647
Beauty Garage, Inc.	1,100	45,907
Beenos, Inc.	2,400	67,402
Belc Company, Ltd.	3,400	178,490
Bell System24 Holdings, Inc.	10,500	152,077
Belluna Company, Ltd.	21,700	162,173
Benesse Holdings, Inc.	15,900	343,478
BeNext-Yumeshin Group Company	16,939	184,353
Bengo4.com, Inc. (A)(B)	2,000	125,964
Bic Camera, Inc. (B)	17,200	167,128
B-Lot Company, Ltd.	3,000	14,986
BML, Inc.	8,100	327,146
Bookoff Group Holdings, Ltd.	2,900	25,278
Bourbon Corp.	2,600	58,893
BP Castrol KK	2,600	31,544
Br. Holdings Corp.	9,900	46,554
BrainPad, Inc. (A)	1,300	62,405
Broadleaf Company, Ltd.	34,700	165,393
Broccoli Company, Ltd.	1,600	21,742
Bull-Dog Sauce Company, Ltd. (B)	2,800	53,854
Bunka Shutter Company, Ltd.	19,500	206,492
Business Brain Showa-Ota, Inc.	2,300	36,310
Business Engineering Corp.	400	12,094
C Uyemura & Company, Ltd.	4,400	180,931
CAC Holdings Corp.	5,500	82,466
Can Do Company, Ltd. (B)	3,800	67,033
Canare Electric Company, Ltd.	1,500	23,445
Canon Electronics, Inc.	7,300	105,958
CareerIndex, Inc. (A)	2,300	22,373
Careerlink Company, Ltd.	1,500	26,772
Carenet, Inc. (B)	1,900	110,029
Carlit Holdings Company, Ltd.	7,200	57,387
Carta Holdings, Inc.	1,000	19,270
Casa, Inc.	2,200	18,613
Cawachi, Ltd.	5,500	114,758
CellSource Company, Ltd. (A)(B)	600	91,923
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	38

	Shares	Value
Japan (continued)
Central Automotive Products, Ltd.	3,600	$98,912
Central Glass Company, Ltd.	12,286	247,856
Central Security Patrols Company, Ltd.	3,200	77,251
Central Sports Company, Ltd.	2,400	53,313
Ceres, Inc.	2,700	67,329
Charm Care Corp. KK (B)	5,400	74,621
Chatwork Company, Ltd. (A)	1,500	15,707
Chilled & Frozen Logistics Holdings Company, Ltd.	6,200	98,697
Chino Corp.	2,500	33,084
Chiyoda Company, Ltd.	7,200	52,043
Chiyoda Corp. (A)(B)	47,300	160,096
Chiyoda Integre Company, Ltd.	4,500	78,588
Chodai Company, Ltd.	2,800	48,104
Chofu Seisakusho Company, Ltd.	6,700	123,148
Chori Company, Ltd.	5,300	88,362
Chubu Shiryo Company, Ltd.	7,800	79,702
Chudenko Corp.	10,900	226,410
Chuetsu Pulp & Paper Company, Ltd. (A)	3,300	35,713
Chugai Ro Company, Ltd.	2,400	39,425
Chugoku Marine Paints, Ltd.	14,000	115,068
Chuo Gyorui Company, Ltd.	300	7,729
Chuo Spring Company, Ltd.	6,400	64,694
Chuo Warehouse Company, Ltd.	2,600	23,409
CI Takiron Corp.	16,400	93,547
Citizen Watch Company, Ltd.	102,200	446,692
CKD Corp.	13,500	282,289
CK-San-Etsu Company, Ltd.	800	24,199
Cleanup Corp.	9,700	50,290
CMC Corp.	800	20,984
CMIC Holdings Company, Ltd.	3,400	45,546
CMK Corp.	19,000	72,500
cocokara fine, Inc. (B)	5,730	450,986
COLOPL, Inc.	15,700	118,669
Comany, Inc.	1,000	10,859
Computer Engineering & Consulting, Ltd.	10,200	144,328
Computer Institute of Japan, Ltd.	5,100	39,596
Comture Corp.	8,100	220,005
CONEXIO Corp.	6,300	87,242
COOKPAD, Inc. (A)	13,100	26,761
Core Corp.	2,100	28,673
Corona Corp.	7,000	58,081
Cosel Company, Ltd.	10,500	97,796
Cosmo Energy Holdings Company, Ltd.	22,400	444,451
Cosmos Initia Company, Ltd.	6,900	27,278
39	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Cota Company, Ltd.	6,095	$87,273
CRE, Inc.	3,300	49,974
Create Medic Company, Ltd.	2,400	21,317
Create Restaurants Holdings, Inc. (A)(B)	11,800	88,792
Create SD Holdings Company, Ltd.	7,400	261,027
Credit Saison Company, Ltd.	8,300	94,409
Creek & River Company, Ltd.	4,600	73,877
Cresco, Ltd.	5,800	103,256
CROOZ, Inc. (A)	1,400	17,065
CTI Engineering Company, Ltd.	4,600	103,020
CTS Company, Ltd.	9,900	68,367
Cube System, Inc.	4,500	44,609
Curves Holdings Company, Ltd.	1,700	12,964
Cyber Com Company, Ltd.	900	10,820
Cyberlinks Company, Ltd.	600	8,758
Cybernet Systems Company, Ltd.	6,300	39,726
Cyberstep, Inc. (A)	1,100	6,967
Cybozu, Inc. (B)	6,600	151,100
Dai Nippon Toryo Company, Ltd.	8,600	66,553
Daibiru Corp.	18,100	238,479
Daicel Corp.	46,000	370,242
Dai-Dan Company, Ltd.	5,100	125,246
Daido Kogyo Company, Ltd.	3,900	36,748
Daido Metal Company, Ltd. (B)	16,300	86,857
Daido Steel Company, Ltd.	9,600	438,031
Daihatsu Diesel Manufacturing Company, Ltd.	11,100	56,865
Daihen Corp.	6,500	283,011
Daiho Corp.	5,600	203,131
Dai-Ichi Cutter Kogyo KK	1,200	14,097
Daiichi Jitsugyo Company, Ltd.	3,300	141,229
Daiichi Kensetsu Corp.	800	15,399
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	7,000	104,402
Daiichikosho Company, Ltd.	5,100	172,405
Daiken Corp.	4,800	101,410
Daiken Medical Company, Ltd.	5,000	26,524
Daiki Aluminium Industry Company, Ltd.	12,400	167,298
Daiki Axis Company, Ltd.	1,500	11,909
Daikoku Denki Company, Ltd.	3,600	34,830
Daikokutenbussan Company, Ltd.	1,700	107,166
Daikyonishikawa Corp. (B)	16,500	99,735
Dainichi Company, Ltd.	5,000	34,120
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	5,000	115,202
Daiohs Corp.	1,700	16,324
Daiseki Company, Ltd.	17,280	699,072
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	40

	Shares	Value
Japan (continued)
Daiseki Eco. Solution Company, Ltd.	1,400	$15,779
Daishi Hokuetsu Financial Group, Inc.	13,000	319,983
Daishinku Corp. (B)	2,600	88,830
Daisue Construction Company, Ltd.	2,300	20,591
Daito Pharmaceutical Company, Ltd.	4,450	145,916
Daitron Company, Ltd.	4,500	91,399
Daiwa Industries, Ltd.	12,200	135,344
Daiwabo Holdings Company, Ltd.	32,000	608,000
DCM Holdings Company, Ltd.	40,020	385,903
Dear Life Company, Ltd.	6,600	29,130
Delica Foods Holdings Company, Ltd.	1,800	10,663
DeNA Company, Ltd.	14,800	260,585
Densan System Holdings Company, Ltd.	2,200	55,367
Denyo Company, Ltd.	6,300	117,412
Dexerials Corp.	18,700	365,219
Diamond Electric Holdings Company, Ltd. (B)	1,600	36,619
DIC Corp.	16,300	468,846
Digital Arts, Inc.	4,000	316,828
Digital Garage, Inc.	10,200	465,449
Digital Hearts Holdings Company, Ltd.	3,200	57,190
Digital Holdings, Inc.	4,900	75,120
Digital Information Technologies Corp.	1,800	32,345
Dip Corp.	10,100	320,945
DKK Company, Ltd.	4,400	91,217
DKK-Toa Corp.	2,500	19,495
DKS Company, Ltd. (B)	3,000	89,832
DMG Mori Company, Ltd.	37,400	667,285
Doshisha Company, Ltd.	9,500	151,340
Double Standard, Inc.	700	50,548
Doutor Nichires Holdings Company, Ltd.	10,293	153,169
Dowa Holdings Company, Ltd.	9,400	412,788
Dream Incubator, Inc. (A)	3,000	24,886
Drecom Company, Ltd. (A)	4,400	21,191
DTS Corp.	15,300	355,385
Duskin Company, Ltd.	14,000	335,771
Dvx, Inc.	1,200	10,911
DyDo Group Holdings, Inc.	3,400	173,571
Dynic Corp.	2,300	15,512
Eagle Industry Company, Ltd.	11,000	124,877
Earth Corp.	4,500	266,249
EAT&HOLDINGS Company, Ltd.	1,800	33,952
Ebara Foods Industry, Inc.	2,200	52,493
Ebara Jitsugyo Company, Ltd.	4,400	100,363
Ebase Company, Ltd.	8,000	56,782
41	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
EBook Initiative Japan Company, Ltd. (A)	800	$27,471
Eco’s Company, Ltd. (B)	2,900	51,323
EDION Corp.	30,000	291,475
EF-ON, Inc. (B)	6,680	51,566
eGuarantee, Inc.	9,800	217,238
E-Guardian, Inc.	2,900	86,943
Eidai Company, Ltd.	12,000	32,458
Eiken Chemical Company, Ltd.	10,700	208,480
Eizo Corp.	5,700	220,093
Elan Corp.	10,800	125,974
Elecom Company, Ltd.	12,800	207,091
Electric Power Development Company, Ltd.	3,900	58,260
Elematec Corp.	6,800	70,362
Endo Lighting Corp.	3,000	26,511
Enigmo, Inc.	8,500	112,224
en-japan, Inc.	8,300	280,365
Enomoto Company, Ltd.	900	12,911
Enplas Corp.	2,600	74,301
Enshu, Ltd.	1,800	12,922
Entrust, Inc.	3,300	21,037
EPCO Company, Ltd.	700	5,148
eRex Company, Ltd.	8,000	165,062
ES-Con Japan, Ltd.	3,000	21,294
Eslead Corp.	3,700	53,638
ESPEC Corp.	7,400	147,486
Exedy Corp.	10,100	152,819
Ezaki Glico Company, Ltd.	600	22,697
F&M Company, Ltd.	2,400	31,816
Faith, Inc.	3,110	19,019
FALCO HOLDINGS Company, Ltd.	3,200	51,099
FAN Communications, Inc.	19,900	74,239
FCC Company, Ltd.	13,400	187,357
FDK Corp. (A)(B)	5,300	55,756
Feed One Company, Ltd.	8,108	56,006
Felissimo Corp.	1,900	25,667
Fenwal Controls of Japan, Ltd.	700	9,789
Ferrotec Holdings Corp.	14,100	413,559
FFRI Security, Inc. (A)	1,200	18,645
FIDEA Holdings Company, Ltd.	65,406	74,889
FINDEX, Inc.	3,900	37,326
First Brothers Company, Ltd.	900	8,211
First Juken Company, Ltd.	3,400	39,388
First-corp, Inc.	2,000	14,027
Fixstars Corp.	4,000	28,428
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	42

	Shares	Value
Japan (continued)
FJ Next Company, Ltd.	7,600	$70,974
Focus Systems Corp.	2,900	26,759
Forum Engineering, Inc.	1,200	9,547
Forval Corp.	1,600	15,028
Foster Electric Company, Ltd.	9,200	72,621
France Bed Holdings Company, Ltd.	8,800	73,958
Freebit Company, Ltd.	3,500	26,398
Freund Corp.	3,000	24,262
Fronteo, Inc.	2,500	40,599
Frontier Management, Inc.	1,000	9,828
F-Tech, Inc.	5,900	33,608
FTGroup Company, Ltd.	3,000	35,255
Fudo Tetra Corp.	6,820	108,004
Fuji Company, Ltd. (B)	7,600	135,789
Fuji Corp. (Aichi)	16,500	427,135
Fuji Corp. (Miyagi)	3,800	40,139
Fuji Corp., Ltd.	11,900	74,178
Fuji Die Company, Ltd.	1,000	6,121
Fuji Kyuko Company, Ltd.	1,800	73,858
Fuji Media Holdings, Inc.	8,500	88,604
Fuji Oil Company, Ltd.	19,200	44,776
Fuji Oil Holdings, Inc.	13,700	309,704
Fuji Pharma Company, Ltd.	6,400	67,130
Fuji Seal International, Inc.	15,200	341,467
Fuji Soft, Inc.	6,600	342,102
Fujibo Holdings, Inc.	3,700	142,563
Fujicco Company, Ltd.	7,900	136,392
Fujikura Composites, Inc.	6,700	43,870
Fujikura Kasei Company, Ltd.	12,600	60,767
Fujikura, Ltd. (A)	86,500	498,037
Fujimi, Inc.	2,600	144,915
Fujimori Kogyo Company, Ltd.	5,300	220,648
Fujisash Company, Ltd.	45,100	31,960
Fujishoji Company, Ltd.	2,400	19,804
Fujita Kanko, Inc. (A)	1,800	36,569
Fujitec Company, Ltd.	11,500	282,849
Fujiya Company, Ltd.	3,900	84,230
FuKoKu Company, Ltd.	3,000	28,052
Fukuda Corp.	2,200	100,545
Fukuda Denshi Company, Ltd.	2,400	239,843
Fukui Computer Holdings, Inc.	3,300	130,550
Fukushima Galilei Company, Ltd.	4,800	211,474
Fukuyama Transporting Company, Ltd.	5,300	222,840
FULLCAST Holdings Company, Ltd.	7,000	134,754
43	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Funai Soken Holdings, Inc.	12,830	$316,267
Furukawa Company, Ltd.	12,700	142,875
Furukawa Electric Company, Ltd.	24,400	524,456
Furuno Electric Company, Ltd.	8,600	85,366
Furusato Industries, Ltd.	4,000	75,000
Furuya Metal Company, Ltd.	700	53,546
Furyu Corp.	5,600	79,141
Fuso Chemical Company, Ltd.	7,000	287,866
Fuso Pharmaceutical Industries, Ltd.	2,500	56,381
Futaba Corp.	14,757	107,205
Futaba Industrial Company, Ltd.	23,200	102,363
Future Corp.	7,200	160,242
Fuyo General Lease Company, Ltd.	6,400	441,879
G Three Holdings Corp.	3,800	18,475
G-7 Holdings, Inc.	4,200	151,664
GA Technologies Company, Ltd. (A)	1,200	21,250
Gakken Holdings Company, Ltd.	7,300	82,822
Gakkyusha Company, Ltd.	2,400	30,068
Gakujo Company, Ltd.	300	3,156
GCA Corp.	7,500	93,774
Gecoss Corp.	6,500	52,485
Geechs, Inc.	700	10,430
Genki Sushi Company, Ltd.	2,100	50,365
Genky DrugStores Company, Ltd.	3,000	140,224
Geo Holdings Corp.	13,300	143,780
Gift, Inc.	800	15,900
Giftee, Inc. (A)(B)	2,000	64,909
Gig Works, Inc. (B)	1,800	12,298
Giken, Ltd.	600	25,807
GL Sciences, Inc. (B)	2,800	61,246
GLOBERIDE, Inc.	2,600	174,441
Glory, Ltd.	13,800	287,139
Glosel Company, Ltd.	4,400	16,466
GMO Financial Gate, Inc.	200	36,536
GMO Financial Holdings, Inc.	18,300	136,170
GMO GlobalSign Holdings KK	1,600	69,442
GNI Group, Ltd. (A)	12,900	181,934
Godo Steel, Ltd.	4,700	64,211
Goldcrest Company, Ltd.	7,870	120,565
Golf Digest Online, Inc.	2,700	34,981
Good Com Asset Company, Ltd.	2,400	31,585
Grace Technology, Inc. (B)	8,600	95,351
Grandy House Corp.	5,700	25,662
Gree, Inc.	40,000	235,843
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	44

	Shares	Value
Japan (continued)
Gremz, Inc. (B)	2,600	$65,937
GS Yuasa Corp.	19,600	459,217
GSI Creos Corp.	2,200	20,873
G-Tekt Corp.	9,900	133,218
Gumi, Inc. (B)	9,000	72,546
Gun-Ei Chemical Industry Company, Ltd.	1,900	46,601
GungHo Online Entertainment, Inc.	14,300	277,791
Gunze, Ltd.	6,300	255,108
H.U. Group Holdings, Inc.	18,900	557,773
H2O Retailing Corp.	33,000	259,067
HABA Laboratories, Inc.	700	22,227
Hagihara Industries, Inc.	5,300	72,488
Hagiwara Electric Holdings Company, Ltd.	3,100	64,211
Hakudo Company, Ltd.	3,200	78,574
Hakuto Company, Ltd.	6,200	101,561
Halows Company, Ltd.	3,100	84,251
Hamakyorex Company, Ltd.	6,300	187,563
Hamee Corp.	1,000	15,200
Handsman Company, Ltd.	1,300	20,015
Hanwa Company, Ltd.	12,700	380,827
Happinet Corp.	6,900	91,197
Hard Off Corp. Company, Ltd.	3,900	27,642
Harima Chemicals Group, Inc.	6,000	48,857
Haruyama Holdings, Inc.	400	2,111
Hayashikane Sangyo Company, Ltd.	1,900	10,038
Hazama Ando Corp.	68,500	510,928
Heiwa Corp.	17,300	315,514
Heiwa Real Estate Company, Ltd.	12,400	480,130
Heiwado Company, Ltd.	10,200	202,805
Helios Techno Holding Company, Ltd.	6,400	19,136
Hennge KK (A)(B)	2,400	105,278
Hibiya Engineering, Ltd.	7,000	120,245
HI-LEX Corp.	8,000	126,289
Himaraya Company, Ltd.	1,700	19,376
Hinokiya Group Company, Ltd.	100	2,099
Hioki EE Corp.	3,700	273,713
Hirakawa Hewtech Corp.	3,600	38,376
Hirano Tecseed Company, Ltd. (B)	3,200	78,159
Hirata Corp.	2,900	177,905
Hirogin Holdings, Inc.	84,200	484,307
Hirose Tusyo, Inc.	600	13,053
Hiroshima Gas Company, Ltd.	16,200	55,408
Hisaka Works, Ltd.	10,600	82,024
Hitachi Zosen Corp.	62,580	452,701
45	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Hito Communications Holdings, Inc. (B)	2,000	$33,300
Hochiki Corp.	5,500	58,634
Hodogaya Chemical Company, Ltd.	2,300	105,719
Hogy Medical Company, Ltd.	7,800	243,938
Hokkaido Coca-Cola Bottling Company, Ltd.	800	29,857
Hokkaido Electric Power Company, Inc.	68,100	318,834
Hokkaido Gas Company, Ltd.	5,600	79,492
Hokkan Holdings, Ltd.	2,600	33,818
Hokko Chemical Industry Company, Ltd.	7,600	71,955
Hokuetsu Corp.	39,200	215,310
Hokuetsu Industries Company, Ltd.	9,000	87,438
Hokuhoku Financial Group, Inc.	43,600	334,181
Hokuriku Electric Industry Company, Ltd.	3,100	29,132
Hokuriku Electric Power Company	61,000	329,951
Hokuriku Electrical Construction Company, Ltd.	4,700	54,936
Hokuto Corp.	7,900	143,141
Honda Tsushin Kogyo Company, Ltd.	8,400	35,550
H-One Company, Ltd.	7,700	50,119
Honeys Holdings Company, Ltd.	7,760	79,930
Honma Golf, Ltd. (D)	30,500	13,334
Hoosiers Holdings	11,500	69,132
Hosiden Corp.	22,000	180,979
Hosokawa Micron Corp.	2,700	161,399
Hotland Company, Ltd.	1,800	21,259
Hotto Link, Inc. (A)	5,100	26,334
House Do Company, Ltd.	2,600	24,758
Howa Machinery, Ltd.	5,300	39,492
HPC Systems, Inc. (A)	800	24,454
IBJ, Inc. (B)	7,700	68,191
Ichibanya Company, Ltd.	4,700	202,786
Ichigo, Inc.	82,000	253,819
Ichiken Company, Ltd.	2,300	40,009
Ichikoh Industries, Ltd.	14,100	86,833
Ichimasa Kamaboko Company, Ltd.	1,100	9,199
Ichinen Holdings Company, Ltd.	8,900	100,242
Ichiyoshi Securities Company, Ltd.	16,200	94,336
Icom, Inc.	3,700	82,695
ID Holdings Corp.	4,950	41,592
IDEA Consultants, Inc.	700	11,880
Idec Corp.	11,800	244,591
IDOM, Inc.	23,600	200,557
Ihara Science Corp.	2,200	41,208
Iino Kaiun Kaisha, Ltd.	29,300	139,873
IJTT Company, Ltd.	7,760	42,488
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	46

	Shares	Value
Japan (continued)
Ikegami Tsushinki Company, Ltd.	1,900	$13,686
I’ll, Inc.	2,700	44,782
IMAGICA GROUP, Inc.	5,400	25,654
Imasen Electric Industrial	1,900	12,180
i-mobile Company, Ltd.	1,300	17,383
Impact HD, Inc. (A)	800	26,125
Imuraya Group Company, Ltd.	2,700	57,758
Inaba Denki Sangyo Company, Ltd.	17,800	436,004
Inaba Seisakusho Company, Ltd. (B)	4,900	64,468
Inabata & Company, Ltd.	15,500	237,109
Inageya Company, Ltd.	3,200	41,996
Ines Corp.	7,100	101,852
i-Net Corp.	4,600	59,608
Infocom Corp.	6,900	154,693
Infomart Corp.	55,300	492,999
Information Services International-Dentsu, Ltd.	6,200	241,845
Innotech Corp.	5,800	73,427
Insource Company, Ltd.	6,500	125,011
Intage Holdings, Inc.	12,800	177,052
Intelligent Wave, Inc.	2,900	16,802
Inter Action Corp.	3,100	77,093
Internet Initiative Japan, Inc.	12,000	417,724
I-O Data Device, Inc.	3,600	29,741
I-PEX, Inc.	4,400	79,150
IPS, Inc.	700	14,181
IR Japan Holdings, Ltd.	2,500	298,434
Iriso Electronics Company, Ltd.	7,400	309,477
I’rom Group Company, Ltd. (B)	2,800	52,783
ISB Corp.	2,600	29,941
Ise Chemicals Corp.	600	18,258
Iseki & Company, Ltd. (A)	6,700	96,180
Isetan Mitsukoshi Holdings, Ltd.	20,500	137,294
Ishihara Chemical Company, Ltd.	1,800	44,036
Ishihara Sangyo Kaisha, Ltd.	14,200	146,506
Ishii Iron Works Company, Ltd.	900	24,517
Ishizuka Glass Company, Ltd.	1,000	18,721
ITbook Holdings Company, Ltd. (A)	4,000	18,203
ITFOR, Inc.	11,200	88,868
ITmedia, Inc.	3,500	70,489
Itochu Enex Company, Ltd.	20,900	187,367
Itochu-Shokuhin Company, Ltd.	2,400	115,447
Itoham Yonekyu Holdings, Inc.	31,300	211,313
Itoki Corp.	16,100	52,477
IwaiCosmo Holdings, Inc.	7,900	98,829
47	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Iwaki Company, Ltd.	2,600	$21,547
Iwasaki Electric Company, Ltd.	3,000	55,708
Iwatsu Electric Company, Ltd.	3,700	30,632
Iwatsuka Confectionery Company, Ltd.	1,500	54,504
Izumi Company, Ltd.	3,900	126,883
J Front Retailing Company, Ltd.	31,300	270,121
J Trust Company, Ltd.	25,600	83,419
JAC Recruitment Company, Ltd.	6,000	97,399
Jaccs Company, Ltd.	9,100	227,464
JAFCO Group Company, Ltd.	11,600	700,578
Jalux, Inc. (A)	2,600	40,579
Jamco Corp. (A)	4,500	40,751
Janome Sewing Machine Company, Ltd.	8,500	53,504
Japan Animal Referral Medical Center Company, Ltd. (A)	600	9,884
Japan Asia Investment Company, Ltd. (A)	5,400	13,628
Japan Asset Marketing Company, Ltd. (A)	44,300	43,938
Japan Aviation Electronics Industry, Ltd.	17,900	261,619
Japan Best Rescue System Company, Ltd.	6,400	63,331
Japan Cash Machine Company, Ltd. (A)	9,300	47,474
Japan Display, Inc. (A)	96,800	31,647
Japan Electronic Materials Corp. (B)	2,600	43,710
Japan Elevator Service Holdings Company, Ltd.	8,200	215,711
Japan Foundation Engineering Company, Ltd.	9,200	49,066
Japan Hospice Holdings, Inc. (A)	600	10,654
Japan Investment Adviser Company, Ltd. (B)	4,600	58,985
Japan Lifeline Company, Ltd.	20,200	242,651
Japan Material Company, Ltd.	20,600	235,492
Japan Medical Dynamic Marketing, Inc.	4,900	102,183
Japan Oil Transportation Company, Ltd.	1,100	26,181
Japan Petroleum Exploration Company, Ltd.	13,500	232,247
Japan Property Management Center Company, Ltd.	4,300	49,137
Japan Pulp & Paper Company, Ltd.	4,500	153,113
Japan Pure Chemical Company, Ltd.	1,000	27,164
Japan Securities Finance Company, Ltd.	33,700	254,473
Japan Transcity Corp.	14,700	78,817
Jastec Company, Ltd.	3,500	39,741
JBCC Holdings, Inc.	5,800	81,784
JCU Corp.	7,100	268,259
Jeol, Ltd.	9,600	707,708
JFE Systems, Inc.	1,500	23,596
JGC Holdings Corp.	64,700	542,758
JIG-SAW, Inc. (A)(B)	900	79,771
Jimoto Holdings, Inc.	7,179	46,710
JINS Holdings, Inc. (B)	4,600	300,046
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	48

	Shares	Value
Japan (continued)
JK Holdings Company, Ltd.	6,100	$44,841
J-Lease Company, Ltd.	300	4,473
JM Holdings Company, Ltd.	4,400	91,304
JMS Company, Ltd.	5,200	36,462
Joban Kosan Company, Ltd. (A)	2,000	25,911
J-Oil Mills, Inc.	8,200	134,232
Joshin Denki Company, Ltd.	6,900	157,863
Joyful Honda Company, Ltd.	11,200	142,788
JP-Holdings, Inc.	14,400	35,708
JSB Company, Ltd.	1,600	50,271
JSP Corp.	4,200	61,824
JTOWER, Inc. (A)(B)	2,400	197,847
Juki Corp.	11,500	80,264
JVCKenwood Corp.	73,828	139,592
K&O Energy Group, Inc.	6,100	73,281
Kadokawa Corp.	4,257	195,230
Kadoya Sesame Mills, Inc.	400	14,646
Kaga Electronics Company, Ltd.	6,500	171,056
Kagome Company, Ltd.	3,500	93,115
Kaken Pharmaceutical Company, Ltd.	8,600	388,490
Kakiyasu Honten Company, Ltd. (B)	3,400	78,475
Kamakura Shinsho, Ltd.	5,600	53,280
Kameda Seika Company, Ltd.	4,400	186,442
Kamei Corp.	9,300	99,208
Kamigumi Company, Ltd.	2,600	56,123
Kanaden Corp.	7,400	70,004
Kanagawa Chuo Kotsu Company, Ltd. (B)	1,600	50,278
Kanamic Network Company, Ltd.	7,800	45,099
Kanamoto Company, Ltd.	12,200	278,783
Kandenko Company, Ltd.	33,000	283,538
Kaneka Corp.	7,000	289,705
Kaneko Seeds Company, Ltd.	3,900	52,921
Kanematsu Corp.	29,300	376,811
Kanematsu Electronics, Ltd.	4,100	143,137
Kanemi Company, Ltd.	1,000	25,520
Kansai Super Market, Ltd.	5,300	74,024
Kanto Denka Kogyo Company, Ltd.	17,500	170,287
Kasai Kogyo Company, Ltd. (A)	10,900	38,496
Katakura & Co-op Agri Corp.	1,100	12,034
Katakura Industries Company, Ltd.	9,600	128,391
Katitas Company, Ltd.	15,000	498,192
Kato Sangyo Company, Ltd.	8,500	259,957
Kato Works Company, Ltd.	3,800	31,523
Kawada Technologies, Inc.	1,900	64,092
49	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Kawagishi Bridge Works Company, Ltd.	600	$16,285
Kawai Musical Instruments Manufacturing Company, Ltd.	2,500	84,891
Kawata Manufacturing Company, Ltd.	1,600	13,048
KeePer Technical Laboratory Company, Ltd.	4,600	150,774
Keihanshin Building Company, Ltd.	11,500	159,929
KEIWA, Inc.	1,100	47,729
Keiyo Company, Ltd. (B)	14,000	101,753
KEL Corp.	1,900	17,343
Kenko Mayonnaise Company, Ltd.	5,300	73,233
KeyHolder, Inc.	1,100	8,278
KFC Holdings Japan, Ltd.	4,900	132,944
KFC, Ltd.	700	12,761
KH Neochem Company, Ltd.	11,000	299,694
Kimoto Company, Ltd.	15,600	34,130
Kimura Chemical Plants Company, Ltd.	5,900	39,661
Kimura Unity Company, Ltd.	600	7,379
King Company, Ltd.	2,300	10,685
Kintetsu Department Store Company, Ltd. (A)	900	19,720
Kintetsu World Express, Inc.	13,300	322,693
Kissei Pharmaceutical Company, Ltd.	10,300	226,790
Ki-Star Real Estate Company, Ltd.	2,800	129,324
Kitagawa Corp.	3,400	49,135
Kitano Construction Corp.	1,500	29,708
Kitanotatsujin Corp.	21,400	99,614
Kito Corp.	7,200	108,588
Kitz Corp.	22,100	163,601
KLab, Inc. (A)(B)	9,400	55,914
Koa Corp.	11,100	159,425
Koatsu Gas Kogyo Company, Ltd.	12,200	82,744
Kobe Electric Railway Company, Ltd. (A)(B)	2,300	74,617
Kobe Steel, Ltd.	87,600	556,934
Kobelco Eco-Solutions Company, Ltd.	1,200	36,037
Kohnan Shoji Company, Ltd.	8,500	280,233
Kohsoku Corp.	3,200	47,510
Koike Sanso Kogyo Company, Ltd.	500	13,644
Kojima Company, Ltd. (B)	13,300	78,712
Kokusai Company, Ltd.	2,400	15,177
Kokusai Pulp & Paper Company, Ltd.	11,900	39,560
Kokuyo Company, Ltd.	25,173	440,450
KOMAIHALTEC, Inc.	1,200	17,940
Komatsu Matere Company, Ltd.	10,700	95,782
Komatsu Wall Industry Company, Ltd.	2,700	47,640
KOMEDA Holdings Company, Ltd.	14,500	265,939
Komehyo Holdings Company, Ltd.	3,100	44,842
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	50

	Shares	Value
Japan (continued)
Komeri Company, Ltd.	12,100	$277,456
Komori Corp.	18,324	141,023
Konaka Company, Ltd.	10,500	33,332
Kondotec, Inc.	7,100	65,207
Konica Minolta, Inc.	33,200	168,494
Konishi Company, Ltd.	11,200	170,724
Konoike Transport Company, Ltd.	10,300	128,183
Konoshima Chemical Company, Ltd.	1,800	41,806
Kosaido Company, Ltd. (A)	6,200	56,064
Kozo Keikaku Engineering, Inc.	800	19,405
Krosaki Harima Corp.	2,100	93,722
KRS Corp.	3,000	48,101
K’s Holdings Corp.	27,600	301,688
KU Holdings Company, Ltd.	3,500	31,963
Kumagai Gumi Company, Ltd.	12,800	312,566
Kumiai Chemical Industry Company, Ltd.	15,690	129,647
Kunimine Industries Company, Ltd.	2,100	20,877
Kurabo Industries, Ltd.	5,000	88,485
Kureha Corp.	5,900	402,202
Kurimoto, Ltd.	3,300	49,420
Kuriyama Holdings Corp.	6,900	54,626
Kusuri no Aoki Holdings Company, Ltd.	4,100	287,403
KVK Corp.	1,500	31,074
KYB Corp. (A)	7,600	214,542
Kyoden Company, Ltd.	10,400	32,952
Kyodo Printing Company, Ltd.	2,200	52,645
Kyoei Steel, Ltd.	8,600	114,304
Kyokuto Boeki Kaisha, Ltd.	2,700	58,787
Kyokuto Kaihatsu Kogyo Company, Ltd.	12,800	192,108
Kyokuto Securities Company, Ltd.	9,900	72,294
Kyokuyo Company, Ltd.	3,800	104,108
KYORIN Holdings, Inc.	15,400	255,264
Kyoritsu Printing Company, Ltd.	9,100	14,566
Kyosan Electric Manufacturing Company, Ltd.	18,000	77,160
Kyowa Electronic Instruments Company, Ltd.	11,400	39,572
Kyowa Leather Cloth Company, Ltd.	5,000	31,047
Kyudenko Corp.	5,700	204,955
Kyushu Financial Group, Inc.	75,800	294,049
Kyushu Leasing Service Company, Ltd.	5,600	30,531
LAC Company, Ltd.	4,100	36,272
Lacto Japan Company, Ltd. (B)	2,600	64,157
LEC, Inc.	8,500	85,440
Legs Company, Ltd.	1,000	19,810
Life Corp.	3,900	154,053
51	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
LIFULL Company, Ltd.	22,900	$72,353
Like Company, Ltd. (B)	3,100	50,458
Linical Company, Ltd.	4,600	34,195
Link And Motivation, Inc.	8,500	79,101
Lintec Corp.	16,300	369,127
Litalico, Inc.	2,900	146,190
Locondo, Inc.	3,100	38,669
Lonseal Corp.	500	6,825
Look Holdings, Inc.	3,600	43,511
LTS, Inc. (A)	400	12,752
M&A Capital Partners Company, Ltd. (A)	4,300	208,598
Mabuchi Motor Company, Ltd.	2,400	83,917
Macnica Fuji Electronics Holdings, Inc.	18,100	435,404
Macromill, Inc.	12,600	86,555
Maeda Corp.	51,200	376,946
Maeda Kosen Company, Ltd.	7,000	209,780
Maeda Road Construction Company, Ltd.	14,700	246,676
Maezawa Industries, Inc.	5,000	32,083
Maezawa Kasei Industries Company, Ltd.	5,500	63,252
Maezawa Kyuso Industries Company, Ltd.	7,200	67,066
Makino Milling Machine Company, Ltd.	8,415	313,284
Management Solutions Company, Ltd. (A)(B)	2,900	74,929
Mandom Corp.	6,800	102,866
Mani, Inc.	20,600	407,278
MarkLines Company, Ltd.	3,700	97,520
Mars Group Holdings Corp.	5,300	81,462
Marubun Corp.	7,700	49,258
Marudai Food Company, Ltd.	7,700	124,430
Marufuji Sheet Piling Company, Ltd.	300	5,609
Maruha Nichiro Corp.	15,181	350,328
Maruichi Steel Tube, Ltd.	7,700	189,320
Maruka Corp.	2,600	62,757
Marumae Company, Ltd. (B)	3,000	54,480
Marusan Securities Company, Ltd.	25,061	142,656
Maruwa Company, Ltd.	3,100	299,321
Maruwa Unyu Kikan Company, Ltd. (B)	9,500	125,777
Maruyama Manufacturing Company, Inc.	900	13,199
Maruzen CHI Holdings Company, Ltd.	4,800	16,644
Maruzen Company, Ltd.	4,100	80,030
Maruzen Showa Unyu Company, Ltd.	5,300	163,826
Marvelous, Inc.	12,700	79,385
Matching Service Japan Company, Ltd.	3,100	29,243
Matsuda Sangyo Company, Ltd.	6,020	159,791
Matsui Construction Company, Ltd.	8,500	58,985
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	52

	Shares	Value
Japan (continued)
Matsui Securities Company, Ltd.	31,800	$231,892
Matsuoka Corp.	900	11,668
Matsuyafoods Holdings Company, Ltd.	2,900	94,439
Max Company, Ltd.	5,400	94,534
Maxell Holdings, Ltd. (A)	18,600	218,667
Maxvalu Nishinihon Company, Ltd.	1,400	23,540
Maxvalu Tokai Company, Ltd.	2,600	60,367
MCJ Company, Ltd.	24,600	274,111
MEC Company, Ltd.	4,900	149,501
Media Do Company, Ltd.	2,600	125,980
Medical Data Vision Company, Ltd. (B)	8,300	129,980
Medical System Network Company, Ltd.	6,600	47,233
Medikit Company, Ltd.	900	24,704
Medius Holdings Company, Ltd.	2,500	20,756
MedPeer, Inc. (A)	4,500	173,750
Megachips Corp.	5,900	180,166
Megmilk Snow Brand Company, Ltd.	18,000	377,269
Meidensha Corp.	12,817	286,105
Meiho Facility Works, Ltd.	1,400	11,605
Meiji Electric Industries Company, Ltd.	2,800	34,610
Meiji Shipping Company, Ltd.	6,300	42,379
Meiko Electronics Company, Ltd.	7,500	187,717
Meiko Network Japan Company, Ltd.	2,800	14,601
Meisei Industrial Company, Ltd.	14,700	99,841
Meitec Corp.	8,000	466,147
Meito Sangyo Company, Ltd.	3,500	55,204
Meiwa Corp.	10,600	44,973
Melco Holdings, Inc.	1,500	70,781
Members Company, Ltd. (B)	2,700	80,773
Menicon Company, Ltd.	4,300	352,354
Mercuria Holdings Company, Ltd.	1,700	11,325
METAWATER Company, Ltd.	8,000	138,205
Micronics Japan Company, Ltd.	8,700	113,745
Midac Company, Ltd.	800	32,289
Mie Kotsu Group Holdings, Inc.	19,600	89,224
Mikuni Corp.	8,400	23,953
Milbon Company, Ltd.	8,520	529,450
Mimaki Engineering Company, Ltd. (A)	900	7,491
Mimasu Semiconductor Industry Company, Ltd.	5,800	123,303
Ministop Company, Ltd. (B)	5,200	67,129
Minkabu The Infonoid, Inc. (A)	300	11,205
Miraial Company, Ltd.	3,700	43,416
Mirainovate Company, Ltd. (A)(B)	148,000	33,643
Mirait Holdings Corp.	30,020	597,187
53	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Miroku Jyoho Service Company, Ltd.	6,100	$91,254
Mitani Corp.	4,200	298,504
Mitani Sangyo Company, Ltd.	8,100	27,951
Mitani Sekisan Company, Ltd. (B)	3,200	183,665
Mito Securities Company, Ltd.	24,200	66,814
Mitsuba Corp. (A)	14,600	87,311
Mitsubishi Kakoki Kaisha, Ltd. (B)	2,600	57,933
Mitsubishi Logisnext Company, Ltd.	10,700	93,928
Mitsubishi Logistics Corp.	5,700	162,247
Mitsubishi Paper Mills, Ltd. (A)	13,838	44,734
Mitsubishi Pencil Company, Ltd.	9,300	122,780
Mitsubishi Research Institute, Inc.	2,500	96,986
Mitsubishi Shokuhin Company, Ltd.	5,900	154,388
Mitsubishi Steel Manufacturing Company, Ltd. (A)	6,800	77,914
Mitsuboshi Belting, Ltd.	10,100	184,633
Mitsui DM Sugar Holdings Company, Ltd.	7,300	128,405
Mitsui E&S Holdings Company, Ltd. (A)	29,900	125,306
Mitsui High-Tec, Inc.	6,600	378,499
Mitsui Matsushima Holdings Company, Ltd.	6,500	77,784
Mitsui Mining & Smelting Company, Ltd.	20,800	630,860
Mitsui-Soko Holdings Company, Ltd.	8,000	194,717
Mitsuuroko Group Holdings Company, Ltd.	10,800	127,342
Mixi, Inc.	14,800	339,907
Miyaji Engineering Group, Inc.	2,600	62,724
Miyoshi Oil & Fat Company, Ltd.	2,600	30,253
Mizuho Leasing Company, Ltd.	10,600	338,623
Mizuho Medy Company, Ltd.	1,300	40,118
Mizuno Corp.	7,400	175,832
Mobile Factory, Inc. (A)	2,400	22,861
Mochida Pharmaceutical Company, Ltd.	4,700	156,527
Modec, Inc.	8,400	123,778
Molitec Steel Company, Ltd.	6,100	24,922
Monex Group, Inc.	55,900	297,427
MORESCO Corp.	3,000	30,855
Mori-Gumi Company, Ltd.	3,900	10,801
Morinaga & Company, Ltd.	11,100	389,282
Morinaga Milk Industry Company, Ltd.	3,900	246,084
Moriroku Holdings Company, Ltd.	2,700	51,999
Morita Holdings Corp.	11,100	155,926
Morito Company, Ltd.	9,500	59,136
Morningstar Japan KK	10,800	47,654
Morozoff, Ltd.	1,000	49,646
Morpho, Inc. (A)	900	9,690
Mortgage Service Japan, Ltd.	2,400	23,109
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	54

	Shares	Value
Japan (continued)
Mory Industries, Inc.	2,200	$47,008
MRK Holdings, Inc.	7,900	9,757
MrMax Holdings, Ltd.	11,300	64,903
MTG Company, Ltd. (A)	2,400	33,941
MTI, Ltd.	8,800	56,913
Mugen Estate Company, Ltd.	4,300	18,684
m-up Holdings, Inc.	2,200	60,941
Murakami Corp.	2,600	70,383
Musashi Company, Ltd.	900	17,251
Musashi Seimitsu Industry Company, Ltd.	16,800	295,864
Mutoh Holdings Company, Ltd.	600	8,569
NAC Company, Ltd.	3,500	29,580
Nachi-Fujikoshi Corp.	4,600	179,751
Nadex Company, Ltd.	1,200	8,270
Nafco Company, Ltd.	5,000	82,625
Nagaileben Company, Ltd.	4,500	104,449
Nagano Keiki Company, Ltd.	5,500	55,515
Nagase & Company, Ltd.	36,900	608,616
Nagatanien Holdings Company, Ltd.	4,500	87,299
Nagawa Company, Ltd.	2,300	224,628
Naigai Tec Corp.	600	14,962
Naigai Trans Line, Ltd.	2,800	54,033
Nakabayashi Company, Ltd.	8,300	43,872
Nakamoto Packs Company, Ltd.	800	12,190
Nakamuraya Company, Ltd.	1,600	55,391
Nakanishi, Inc.	9,200	207,994
Nakano Corp.	7,900	26,061
Nakano Refrigerators Company, Ltd.	300	14,853
Nakayama Steel Works, Ltd.	10,000	45,849
Nakayamafuku Company, Ltd.	4,400	16,432
Nakayo, Inc.	1,000	12,906
Namura Shipbuilding Company, Ltd. (A)	21,772	42,841
Nankai Electric Railway Company, Ltd.	12,100	259,661
Narasaki Sangyo Company, Ltd.	1,600	30,270
Natori Company, Ltd.	4,000	70,972
NEC Capital Solutions, Ltd.	3,800	73,226
NEC Networks & System Integration Corp.	3,100	59,092
NEOJAPAN, Inc.	800	11,279
Neturen Company, Ltd.	15,300	87,037
New Art Holdings Company, Ltd.	1,800	18,029
New Japan Chemical Company, Ltd.	8,300	21,321
Nextage Company, Ltd.	12,100	240,540
NexTone, Inc. (A)	1,100	33,099
NF Holdings Corp.	2,500	37,135
55	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
NFC Holdings, Inc.	600	$9,533
NHK Spring Company, Ltd.	54,600	391,637
Nicca Chemical Company, Ltd.	2,500	24,428
Nice Corp.	2,300	39,971
Nichia Steel Works, Ltd.	11,800	31,514
Nichias Corp.	21,300	564,915
Nichiban Company, Ltd.	4,700	76,522
Nichicon Corp.	18,173	180,273
Nichiden Corp.	6,200	136,524
Nichiha Corp.	9,300	273,647
Nichi-iko Pharmaceutical Company, Ltd.	15,600	120,709
Nichimo Company, Ltd.	700	12,763
Nichireki Company, Ltd.	9,400	109,850
Nichirin Company, Ltd.	3,890	60,537
Nihon Chouzai Company, Ltd.	4,960	78,088
Nihon Dengi Company, Ltd.	1,400	48,716
Nihon Denkei Company, Ltd.	1,400	21,867
Nihon Flush Company, Ltd. (B)	7,000	80,621
Nihon House Holdings Company, Ltd.	16,800	64,704
Nihon Kagaku Sangyo Company, Ltd.	3,200	40,717
Nihon Kohden Corp.	1,200	40,272
Nihon Nohyaku Company, Ltd.	15,800	78,059
Nihon Parkerizing Company, Ltd.	30,400	317,393
Nihon Plast Company, Ltd.	7,300	41,885
Nihon Tokushu Toryo Company, Ltd.	5,000	48,116
Nihon Trim Company, Ltd.	800	27,604
Nihon Yamamura Glass Company, Ltd.	2,800	23,719
Niitaka Company, Ltd.	800	16,373
Nikkato Corp.	2,200	14,099
Nikkiso Company, Ltd.	19,500	158,423
Nikko Company, Ltd. (B)	11,600	71,231
Nikkon Holdings Company, Ltd.	21,400	446,624
Nippi, Inc.	400	12,942
Nippn Corp.	18,500	271,883
Nippon Air Conditioning Services Company, Ltd.	12,100	79,246
Nippon Aqua Company, Ltd.	2,800	14,771
Nippon Avionics Company, Ltd. (A)	300	7,700
Nippon Beet Sugar Manufacturing Company, Ltd.	4,800	71,824
Nippon Carbide Industries Company, Inc.	2,500	29,942
Nippon Carbon Company, Ltd.	3,700	139,459
Nippon Ceramic Company, Ltd.	4,600	126,091
Nippon Chemical Industrial Company, Ltd.	2,500	75,498
Nippon Chemi-Con Corp. (A)	6,927	136,010
Nippon Chemiphar Company, Ltd.	1,100	22,282
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	56

	Shares	Value
Japan (continued)
Nippon Coke & Engineering Company, Ltd.	81,800	$93,608
Nippon Commercial Development Company, Ltd. (B)	3,700	56,819
Nippon Concept Corp.	3,300	62,829
Nippon Concrete Industries Company, Ltd.	18,600	51,155
Nippon Denko Company, Ltd.	43,800	130,392
Nippon Densetsu Kogyo Company, Ltd.	12,900	218,302
Nippon Dry-Chemical Company, Ltd.	900	16,753
Nippon Electric Glass Company, Ltd.	25,700	548,358
Nippon Felt Company, Ltd.	5,500	22,145
Nippon Filcon Company, Ltd.	5,600	25,793
Nippon Fine Chemical Company, Ltd.	4,400	83,783
Nippon Gas Company, Ltd.	34,800	493,966
Nippon Hume Corp.	8,600	57,750
Nippon Kanzai Company, Ltd.	2,100	50,727
Nippon Kayaku Company, Ltd.	26,700	295,421
Nippon Kodoshi Corp. (B)	2,000	59,473
Nippon Koei Company, Ltd.	5,300	149,305
Nippon Light Metal Holdings Company, Ltd.	20,420	357,966
Nippon Paper Industries Company, Ltd.	36,500	406,140
Nippon Parking Development Company, Ltd.	73,000	110,725
Nippon Pillar Packing Company, Ltd.	8,600	202,116
Nippon Piston Ring Company, Ltd.	3,400	43,725
Nippon Rietec Company, Ltd.	3,000	46,040
Nippon Seiki Company, Ltd.	18,100	201,756
Nippon Seisen Company, Ltd.	1,600	72,407
Nippon Sharyo, Ltd.	3,000	57,348
Nippon Sheet Glass Company, Ltd. (A)	7,300	37,813
Nippon Signal Company, Ltd.	18,400	155,017
Nippon Soda Company, Ltd.	8,600	275,049
Nippon Steel Trading Corp.	5,468	249,796
Nippon Suisan Kaisha, Ltd.	105,600	582,016
Nippon Systemware Company, Ltd.	3,800	81,304
Nippon Thompson Company, Ltd.	23,600	121,672
Nippon Yakin Kogyo Company, Ltd.	5,920	144,708
Nipro Corp.	40,300	468,753
Nireco Corp.	1,900	14,992
Nishikawa Rubber Company, Ltd.	5,200	77,764
Nishimatsu Construction Company, Ltd.	19,200	605,008
Nishimatsuya Chain Company, Ltd. (B)	13,000	156,220
Nishimoto Company, Ltd.	1,500	51,563
Nishi-Nippon Financial Holdings, Inc.	47,500	299,765
Nishi-Nippon Railroad Company, Ltd.	13,800	340,791
Nishio Rent All Company, Ltd.	6,700	177,739
Nissan Shatai Company, Ltd.	22,700	152,668
57	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Nissan Tokyo Sales Holdings Company, Ltd.	8,300	$18,403
Nissei ASB Machine Company, Ltd.	2,800	107,652
Nissei Corp.	1,100	10,500
Nissei Plastic Industrial Company, Ltd.	7,100	74,676
Nissha Company, Ltd.	15,200	245,344
Nisshin Group Holdings Company, Ltd.	14,000	63,926
Nisshinbo Holdings, Inc.	50,057	415,386
Nissin Corp.	6,700	92,684
Nissin Electric Company, Ltd.	19,300	219,215
Nissin Sugar Company, Ltd.	4,100	62,987
Nisso Corp.	4,000	27,355
Nissui Pharmaceutical Company, Ltd.	3,800	34,595
Nitta Corp.	8,100	202,702
Nitta Gelatin, Inc.	3,400	19,341
Nittetsu Mining Company, Ltd.	2,000	121,178
Nitto Boseki Company, Ltd.	5,900	185,953
Nitto Fuji Flour Milling Company, Ltd.	400	24,104
Nitto Kogyo Corp.	10,200	160,533
Nitto Kohki Company, Ltd.	3,400	61,289
Nitto Seiko Company, Ltd.	12,400	70,272
Nittoc Construction Company, Ltd.	9,000	59,179
NJS Company, Ltd.	2,800	47,689
Noda Corp.	2,500	17,132
Noevir Holdings Company, Ltd.	5,300	281,263
Nohmi Bosai, Ltd.	6,200	120,254
Nojima Corp.	11,800	290,527
NOK Corp.	12,500	153,295
Nomura Company, Ltd.	6,300	51,661
Nomura Micro Science Company, Ltd. (B)	2,000	88,060
Noritake Company, Ltd.	3,800	146,641
Noritsu Koki Company, Ltd.	6,800	147,057
Noritz Corp.	11,800	203,272
North Pacific Bank, Ltd.	98,400	226,943
Nozawa Corp.	2,600	16,467
NS Tool Company, Ltd.	5,400	69,254
NS United Kaiun Kaisha, Ltd.	3,800	126,052
NSD Company, Ltd.	25,012	465,289
NTN Corp. (A)	151,900	347,485
Obara Group, Inc. (B)	4,200	147,770
Oenon Holdings, Inc.	17,500	59,969
Ohara, Inc.	2,700	33,025
Ohashi Technica, Inc.	4,100	55,157
Ohba Company, Ltd.	2,200	16,405
Ohizumi Manufacturing Company, Ltd.	600	5,895
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	58

	Shares	Value
Japan (continued)
Ohki Healthcare Holdings Company, Ltd.	1,100	$9,595
Ohmoto Gumi Company, Ltd.	700	35,877
Ohsho Food Service Corp.	4,500	242,396
Oiles Corp.	8,672	127,905
Oisix ra daichi, Inc. (A)	6,200	209,810
Okabe Company, Ltd.	14,300	85,877
Okada Aiyon Corp.	2,200	26,172
Okamoto Industries, Inc.	4,100	155,388
Okamoto Machine Tool Works, Ltd.	1,300	61,864
Okamura Corp.	20,100	309,176
Okasan Securities Group, Inc.	58,700	217,592
Okaya Electric Industries Company, Ltd.	2,700	8,751
Oki Electric Industry Company, Ltd.	29,700	266,429
Okinawa Cellular Telephone Company	4,100	193,962
OKUMA Corp.	8,676	414,926
Okumura Corp.	9,500	260,484
Okura Industrial Company, Ltd.	3,400	69,709
Okuwa Company, Ltd.	8,900	89,901
Olympic Group Corp.	3,100	21,391
Onoken Company, Ltd.	7,100	102,545
Onward Holdings Company, Ltd.	40,200	105,505
Optex Group Company, Ltd.	9,700	129,545
Optim Corp. (A)(B)	4,000	80,925
Optorun Company, Ltd.	7,500	154,023
Organo Corp.	2,500	144,327
Oricon, Inc.	1,200	11,524
Orient Corp.	103,000	140,309
Oriental Shiraishi Corp. (A)	46,600	115,926
Origin Company, Ltd.	2,200	25,808
Oro Company, Ltd.	2,100	70,568
Osaka Organic Chemical Industry, Ltd.	5,600	197,055
Osaka Soda Company, Ltd.	5,800	140,573
Osaka Steel Company, Ltd.	5,800	64,859
OSAKA Titanium Technologies Company, Ltd. (A)	7,500	53,784
Osaki Electric Company, Ltd.	18,300	93,061
OSG Corp.	24,300	436,166
OUG Holdings, Inc.	1,700	46,090
Outsourcing, Inc.	39,900	680,179
OYO Corp.	7,300	88,886
Ozu Corp. (B)	2,000	34,853
Pacific Industrial Company, Ltd.	16,800	191,801
Pacific Metals Company, Ltd.	6,700	103,262
PAL GROUP Holdings Company, Ltd.	3,400	51,698
PAPYLESS Company, Ltd.	1,300	17,926
59	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Paraca, Inc.	2,500	$41,878
Paramount Bed Holdings Company, Ltd.	15,000	289,763
Paris Miki Holdings, Inc.	9,700	23,519
Parker Corp.	4,000	20,123
Pasona Group, Inc.	7,800	188,898
PC Depot Corp.	12,000	51,232
PCA Corp. (B)	1,200	59,324
PCI Holdings, Inc.	1,600	16,093
Pegasus Sewing Machine Manufacturing Company, Ltd.	7,800	30,108
Penta-Ocean Construction Company, Ltd.	76,500	485,544
Pickles Corp.	4,200	71,661
Pilot Corp.	5,000	192,453
Piolax, Inc.	12,000	166,278
Pipedo HD, Inc.	700	14,961
Plenus Company, Ltd.	5,300	97,092
Poletowin Pitcrew Holdings, Inc.	10,400	103,815
Precision System Science Company, Ltd. (A)(B)	7,400	47,769
Premium Group Company, Ltd.	3,800	118,733
Premium Water Holdings, Inc. (A)	900	23,428
Press Kogyo Company, Ltd.	35,700	112,205
Pressance Corp.	6,300	98,824
Prestige International, Inc.	34,100	233,447
Prima Meat Packers, Ltd.	9,300	251,931
Pronexus, Inc.	6,000	56,090
Properst Company, Ltd.	9,300	11,891
Property Agent, Inc.	400	10,706
Prored Partners Company, Ltd. (A)	1,700	37,462
Pro-Ship, Inc.	1,900	27,353
Proto Corp.	10,200	137,297
PS Mitsubishi Construction Company, Ltd.	8,400	49,484
Punch Industry Company, Ltd.	6,700	33,695
QB Net Holdings Company, Ltd. (A)	3,200	51,344
Qol Holdings Company, Ltd.	9,400	133,241
Quick Company, Ltd.	5,200	64,868
Raccoon Holdings, Inc.	5,700	117,095
Raito Kogyo Company, Ltd.	16,300	284,743
Raiznext Corp.	13,000	130,875
RareJob, Inc.	700	8,679
Rasa Corp.	2,900	23,937
Rasa Industries, Ltd.	2,800	48,288
Raysum Company, Ltd. (B)	6,600	49,518
Relia, Inc.	13,500	146,266
Renaissance, Inc.	1,000	10,654
RenetJapanGroup, Inc. (A)	1,500	9,384
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	60

	Shares	Value
Japan (continued)
Resol Holdings Company, Ltd.	300	$10,824
Resorttrust, Inc.	29,600	512,067
Restar Holdings Corp.	3,600	62,938
Retail Partners Company, Ltd. (B)	7,500	81,093
Rever Holdings Corp.	1,300	15,759
Rheon Automatic Machinery Company, Ltd.	7,800	105,384
Rhythm Company, Ltd.	2,000	25,697
Riberesute Corp.	2,000	14,680
Ricoh Leasing Company, Ltd.	5,700	189,070
Ride On Express Holdings Company, Ltd.	2,400	35,797
Right On Company, Ltd. (A)	6,300	40,905
Riken Corp.	3,700	88,704
Riken Keiki Company, Ltd.	5,400	139,402
Riken Technos Corp.	16,600	86,843
Riken Vitamin Company, Ltd.	7,800	129,197
Rion Company, Ltd.	3,400	81,213
Riso Kagaku Corp.	3,700	78,226
Riso Kyoiku Company, Ltd.	42,300	153,233
River Eletec Corp.	1,100	14,616
Rock Field Company, Ltd.	6,500	91,108
Rokko Butter Company, Ltd.	5,800	83,522
Roland Corp.	3,300	150,536
Roland DG Corp.	5,400	140,268
Rorze Corp.	3,100	243,754
Rozetta Corp. (B)	1,800	22,094
RS Technologies Company, Ltd.	1,500	84,948
Ryobi, Ltd.	8,800	104,081
Ryoden Corp.	6,200	100,601
Ryosan Company, Ltd.	7,729	156,396
Ryoyo Electro Corp.	500	10,414
S Foods, Inc.	6,600	190,109
S LINE Company, Ltd.	2,000	16,458
S&B Foods, Inc.	2,100	87,125
Sac’s Bar Holdings, Inc.	7,300	36,122
Sagami Rubber Industries Company, Ltd.	2,000	20,046
Saibu Gas Holdings Company, Ltd.	9,500	211,149
Saint-Care Holding Corp.	3,300	28,315
Saison Information Systems Company, Ltd.	1,000	17,956
Saizeriya Company, Ltd.	10,500	238,221
Sakai Chemical Industry Company, Ltd.	5,200	100,638
Sakai Heavy Industries, Ltd.	1,600	35,665
Sakai Moving Service Company, Ltd.	3,600	158,978
Sakai Ovex Company, Ltd.	2,000	69,176
Sakata INX Corp.	17,500	181,452
61	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Sakura Internet, Inc.	4,500	$25,506
Sala Corp. (B)	18,800	103,487
SAMTY Company, Ltd.	12,000	252,244
San Holdings, Inc.	4,600	59,535
San ju San Financial Group, Inc.	8,020	106,048
San-A Company, Ltd.	6,400	235,475
San-Ai Oil Company, Ltd.	23,600	294,219
Sanei Architecture Planning Company, Ltd.	4,100	70,083
Sangetsu Corp.	12,700	185,670
Sanix, Inc. (A)	12,300	36,964
Sanken Electric Company, Ltd. (A)	4,887	240,494
Sanki Engineering Company, Ltd.	15,500	210,523
Sanko Gosei, Ltd.	3,100	12,459
Sanko Metal Industrial Company, Ltd.	600	12,685
Sankyo Company, Ltd.	10,600	269,948
Sankyo Frontier Company, Ltd.	1,300	59,523
Sankyo Seiko Company, Ltd.	10,400	49,176
Sankyo Tateyama, Inc.	9,600	65,621
Sanoh Industrial Company, Ltd.	8,800	89,500
Sanoyas Holdings Corp.	9,400	12,298
Sansan, Inc. (A)	2,200	234,397
Sansei Landic Company, Ltd.	1,100	8,115
Sansei Technologies, Inc.	3,900	27,731
Sansha Electric Manufacturing Company, Ltd.	4,100	35,063
Sanshin Electronics Company, Ltd.	4,200	62,343
Santec Corp.	1,700	22,381
Sanyo Chemical Industries, Ltd.	4,700	251,328
Sanyo Denki Company, Ltd.	3,300	215,226
Sanyo Electric Railway Company, Ltd.	6,700	120,679
Sanyo Engineering & Construction, Inc.	1,900	11,758
Sanyo Shokai, Ltd. (A)	6,600	51,572
Sanyo Special Steel Company, Ltd. (A)	7,929	130,846
Sanyo Trading Company, Ltd.	7,600	78,964
Sapporo Holdings, Ltd.	23,400	504,874
Sata Construction Company, Ltd.	1,800	7,836
Sato Holdings Corp.	10,200	249,649
Sato Shoji Corp.	6,400	67,175
Satori Electric Company, Ltd.	5,800	45,426
Sawada Holdings Company, Ltd. (B)	9,800	89,325
Sawai Group Holdings Company, Ltd.	9,100	411,251
Saxa Holdings, Inc.	1,800	22,135
SB Technology Corp. (B)	3,400	96,196
SBI Insurance Group Company, Ltd. (A)	2,300	27,654
SBS Holdings, Inc.	6,200	222,882
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	62

	Shares	Value
Japan (continued)
Scala, Inc.	2,100	$13,794
Scroll Corp. (B)	12,700	104,930
SEC Carbon, Ltd.	500	27,045
Seed Company, Ltd.	3,300	20,761
Segue Group Company, Ltd.	1,000	7,383
Seika Corp.	3,800	59,356
Seikagaku Corp.	14,500	146,163
Seikitokyu Kogyo Company, Ltd.	11,800	90,272
Seiko Holdings Corp.	10,000	198,462
Seiko PMC Corp.	5,600	44,008
Seiren Company, Ltd. (B)	15,900	276,356
Sekisui Jushi Corp.	10,300	204,564
Sekisui Kasei Company, Ltd.	9,800	53,126
SEMITEC Corp.	300	23,122
Senko Group Holdings Company, Ltd.	39,400	346,334
Senshu Electric Company, Ltd.	3,100	121,844
Senshu Ikeda Holdings, Inc.	88,700	135,331
Senshukai Company, Ltd.	13,900	47,359
Septeni Holdings Company, Ltd. (B)	23,400	86,178
SERAKU Company, Ltd. (B)	2,300	44,713
Seven Bank, Ltd. (B)	120,900	275,749
Shibaura Electronics Company, Ltd.	2,700	121,740
Shibaura Machine Company, Ltd.	7,800	186,044
Shibaura Mechatronics Corp.	1,600	96,082
Shibuya Corp.	5,600	158,582
Shidax Corp. (A)	6,600	25,467
Shikibo, Ltd.	2,100	17,592
Shikoku Chemicals Corp.	12,800	160,314
Shikoku Electric Power Company, Inc.	43,300	303,641
Shima Seiki Manufacturing, Ltd.	10,000	189,604
Shimojima Company, Ltd.	3,900	38,591
Shin Maint Holdings Company, Ltd.	1,200	12,941
Shin Nippon Air Technologies Company, Ltd.	2,700	58,306
Shin Nippon Biomedical Laboratories, Ltd.	10,300	79,494
Shinagawa Refractories Company, Ltd.	2,800	101,034
Shindengen Electric Manufacturing Company, Ltd. (A)	3,400	125,301
Shin-Etsu Polymer Company, Ltd.	18,400	161,937
Shin-Keisei Electric Railway Company, Ltd.	2,200	42,830
Shinki Bus Company, Ltd.	1,300	37,436
Shinko Shoji Company, Ltd.	10,500	75,332
Shinmaywa Industries, Ltd.	19,500	162,907
Shinnihon Corp.	9,600	75,186
Shin-Nihon Tatemono Company, Ltd.	3,900	14,321
Shinnihonseiyaku Company, Ltd. (B)	2,700	45,925
63	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Shinoken Group Company, Ltd.	6,400	$64,750
Shinsho Corp.	2,100	60,875
Shinwa Company, Ltd.	4,000	82,764
Shinwa Company, Ltd. (Gifu)	2,700	17,587
Ship Healthcare Holdings, Inc.	11,100	282,004
Shizuki Electric Company, Inc.	5,000	28,689
Shizuoka Gas Company, Ltd.	19,800	230,299
SHL-Japan, Ltd.	500	12,338
SHO-BOND Holdings Company, Ltd.	4,500	202,108
Shobunsha Holdings, Inc. (A)	4,100	18,543
Shoei Company, Ltd.	7,600	333,544
Shoei Foods Corp. (B)	2,900	109,626
Shofu, Inc.	3,500	61,607
Showa Sangyo Company, Ltd.	6,300	161,298
Showa Shinku Company, Ltd.	900	12,605
Sigma Koki Company, Ltd.	1,800	29,106
SIGMAXYZ, Inc. (B)	5,300	121,914
Siix Corp.	11,600	134,930
Silver Life Company, Ltd. (A)	1,200	20,470
Sinanen Holdings Company, Ltd.	3,100	98,444
Sinfonia Technology Company, Ltd.	9,000	97,692
Sinko Industries, Ltd.	8,100	160,732
Sintokogio, Ltd.	17,000	120,300
SK Kaken Company, Ltd.	200	77,457
SK-Electronics Company, Ltd.	3,800	32,203
SKY Perfect JSAT Holdings, Inc.	52,200	193,534
Smaregi, Inc. (A)	1,600	60,708
SMK Corp.	1,900	37,275
SMS Company, Ltd.	17,200	607,998
Snow Peak, Inc. (B)	4,600	233,854
Soda Nikka Company, Ltd.	5,800	30,401
Sodick Company, Ltd.	17,100	139,034
Soft99 Corp. (B)	6,300	69,417
Softcreate Holdings Corp.	2,100	59,079
Software Service, Inc.	900	71,320
Soiken Holdings, Inc.	8,200	26,778
Soken Chemical & Engineering Company, Ltd.	3,400	64,986
Solasto Corp.	16,100	220,799
SoldOut, Inc.	500	7,794
Soliton Systems KK (B)	3,800	52,511
Solxyz Company, Ltd.	1,200	11,514
Sotetsu Holdings, Inc.	17,800	357,516
Sotoh Company, Ltd.	2,400	17,544
Sourcenext Corp. (B)	31,500	65,465
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	64

	Shares	Value
Japan (continued)
Space Company, Ltd.	2,970	$24,419
Space Value Holdings Company, Ltd. (A)	12,300	93,463
Sparx Group Company, Ltd.	33,900	84,279
SPK Corp.	1,800	22,674
S-Pool, Inc.	21,400	186,034
Sprix, Ltd.	900	7,592
SRA Holdings	4,000	100,936
SRE Holdings Corp. (A)	700	47,867
ST Corp.	4,300	70,270
St. Marc Holdings Company, Ltd.	6,600	90,395
Star Mica Holdings Company, Ltd.	4,200	53,056
Star Micronics Company, Ltd.	13,700	195,832
Starts Corp., Inc.	12,400	322,237
Starzen Company, Ltd.	5,800	118,057
Stella Chemifa Corp.	3,500	90,555
Step Company, Ltd.	2,900	46,991
Strike Company, Ltd.	2,600	96,151
Studio Alice Company, Ltd. (B)	4,200	85,694
Subaru Enterprise Company, Ltd.	500	36,246
Sugimoto & Company, Ltd.	4,000	97,082
Sumida Corp.	10,600	126,194
Suminoe Textile Company, Ltd.	2,199	36,470
Sumiseki Holdings, Inc.	21,100	25,891
Sumitomo Bakelite Company, Ltd.	12,900	556,106
Sumitomo Densetsu Company, Ltd.	5,400	108,101
Sumitomo Mitsui Construction Company, Ltd.	57,660	250,195
Sumitomo Osaka Cement Company, Ltd.	12,100	328,437
Sumitomo Precision Products Company, Ltd. (A)	1,500	33,111
Sumitomo Riko Company, Ltd.	15,300	97,289
Sumitomo Seika Chemicals Company, Ltd.	3,600	115,242
Sun Frontier Fudousan Company, Ltd.	14,200	147,342
Suncall Corp.	7,800	31,964
Sun-Wa Technos Corp.	5,400	70,406
SuRaLa Net Company, Ltd. (A)	1,400	34,918
Suruga Bank, Ltd.	41,800	137,393
Suzuden Corp.	1,700	23,259
Suzuki Company, Ltd.	5,600	42,986
SWCC Showa Holdings Company, Ltd.	8,300	172,628
System Information Company, Ltd.	2,200	19,298
System Research Company, Ltd.	1,400	25,692
Systems Engineering Consultants Company, Ltd.	600	13,400
Systena Corp.	18,600	377,739
Syuppin Company, Ltd.	5,600	61,759
T Hasegawa Company, Ltd.	12,700	322,056
65	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
T RAD Company, Ltd.	2,700	$76,620
T&K Toka Company, Ltd.	11,400	84,019
Tachibana Eletech Company, Ltd.	6,500	88,176
Tachikawa Corp.	4,800	55,779
Tachi-S Company, Ltd.	12,400	152,847
Tadano, Ltd.	36,400	396,070
Taihei Dengyo Kaisha, Ltd.	5,300	129,704
Taiheiyo Kouhatsu, Inc.	1,200	6,978
Taiho Kogyo Company, Ltd.	8,000	61,565
Taikisha, Ltd.	7,700	247,615
Taiko Pharmaceutical Company, Ltd. (B)	7,600	63,588
Taisei Lamick Company, Ltd.	2,500	63,145
Taisei Oncho Company, Ltd.	500	8,670
Taiyo Holdings Company, Ltd.	6,000	325,249
Takachiho Koheki Company, Ltd.	1,300	13,940
Takamatsu Construction Group Company, Ltd.	5,900	111,636
Takamatsu Machinery Company, Ltd.	1,100	7,301
Takamiya Company, Ltd.	9,700	42,299
Takano Company, Ltd.	2,400	16,242
Takaoka Toko Company, Ltd.	3,970	53,980
Takara & Company, Ltd. (B)	3,400	54,510
Takara Holdings, Inc.	23,700	307,154
Takara Leben Company, Ltd.	37,000	107,630
Takara Standard Company, Ltd.	11,600	175,069
Takasago International Corp.	5,000	131,439
Takasago Thermal Engineering Company, Ltd.	13,500	260,788
Takashima & Company, Ltd.	1,400	22,501
Takashimaya Company, Ltd. (B)	45,300	451,606
Takasho Company, Ltd.	3,000	27,271
Take And Give Needs Company, Ltd. (A)	2,580	25,379
TAKEBISHI Corp.	2,500	35,506
Takeei Corp.	9,900	150,541
Takemoto Yohki Company, Ltd.	3,200	27,113
Takeuchi Manufacturing Company, Ltd.	12,700	305,709
Takihyo Company, Ltd.	1,900	31,070
Takisawa Machine Tool Company, Ltd.	2,600	26,126
Takuma Company, Ltd.	17,700	266,727
Tama Home Company, Ltd.	5,200	116,637
Tamagawa Holdings Company, Ltd.	900	10,133
Tamron Company, Ltd.	6,900	165,265
Tamura Corp. (B)	28,100	188,791
Tanabe Consulting Company, Ltd.	900	12,284
Tanabe Engineering Corp.	1,900	15,376
Tanseisha Company, Ltd.	13,500	107,576
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	66

	Shares	Value
Japan (continued)
Taoka Chemical Company, Ltd. (B)	500	$50,936
Tatsuta Electric Wire & Cable Company, Ltd.	15,400	73,894
Tayca Corp.	6,700	80,545
Tazmo Company, Ltd.	3,200	47,570
TBK Company, Ltd.	9,100	33,631
TBS Holdings, Inc.	1,700	24,880
TDC Soft, Inc.	6,600	81,829
Tear Corp.	4,900	22,741
TechMatrix Corp.	12,300	220,533
TECHNO ASSOCIE Company, Ltd.	2,700	25,523
Techno Horizon Company, Ltd.	4,100	49,780
Techno Medica Company, Ltd.	2,400	35,436
Techno Ryowa, Ltd.	3,800	31,388
Techno Smart Corp.	3,200	41,692
Tecnos Japan, Inc.	3,900	22,142
Teikoku Electric Manufacturing Company, Ltd.	7,200	85,412
Teikoku Sen-I Company, Ltd.	6,300	114,198
Teikoku Tsushin Kogyo Company, Ltd.	2,800	35,997
Tekken Corp.	5,800	95,338
Temairazu, Inc.	800	40,723
Tenma Corp.	6,500	163,168
Tenox Corp.	2,100	16,475
Tera Probe, Inc. (A)	1,200	18,074
Teraoka Seisakusho Company, Ltd.	2,900	9,458
Terilogy Company, Ltd.	4,200	18,090
T-Gaia Corp.	7,400	132,245
The 77 Bank, Ltd.	21,100	239,184
The Aichi Bank, Ltd.	3,600	115,235
The Akita Bank, Ltd.	6,900	91,634
The Aomori Bank, Ltd.	8,000	157,946
The Awa Bank, Ltd.	12,900	256,586
The Bank of Iwate, Ltd.	6,500	100,831
The Bank of Kochi, Ltd.	2,600	18,567
The Bank of Nagoya, Ltd.	5,200	125,506
The Bank of Okinawa, Ltd.	8,905	221,236
The Bank of Saga, Ltd.	5,600	73,349
The Bank of Toyama, Ltd.	1,200	21,772
The Chiba Kogyo Bank, Ltd.	26,000	68,457
The Chugoku Bank, Ltd.	51,300	413,482
The Chukyo Bank, Ltd.	4,800	59,173
The Daito Bank, Ltd.	2,800	15,923
The Ehime Bank, Ltd.	14,150	100,547
The First Bank of Toyama, Ltd.	22,700	59,982
The Fukui Bank, Ltd.	8,318	118,863
67	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
The Furukawa Battery Company, Ltd.	5,900	$86,477
The Gunma Bank, Ltd.	126,500	407,885
The Hachijuni Bank, Ltd.	98,700	339,892
The Hokkoku Bank, Ltd.	8,600	164,827
The Hyakugo Bank, Ltd.	87,400	257,154
The Hyakujushi Bank, Ltd.	9,200	133,086
The Iyo Bank, Ltd.	70,300	376,215
The Japan Steel Works, Ltd.	22,200	524,242
The Japan Wool Textile Company, Ltd.	19,500	182,162
The Juroku Bank, Ltd.	12,300	259,630
The Keiyo Bank, Ltd.	43,500	175,839
The Kita-Nippon Bank, Ltd.	3,500	50,232
The Kiyo Bank, Ltd.	22,939	327,176
The Michinoku Bank, Ltd. (B)	7,600	61,316
The Miyazaki Bank, Ltd.	5,300	99,337
The Monogatari Corp.	3,000	169,260
The Musashino Bank, Ltd.	11,800	192,816
The Nagano Bank, Ltd.	3,900	40,842
The Nanto Bank, Ltd.	11,800	215,878
The Nippon Road Company, Ltd.	2,800	211,380
The Nisshin Oillio Group, Ltd.	9,500	264,158
The Ogaki Kyoritsu Bank, Ltd.	13,700	243,395
The Oita Bank, Ltd.	6,200	103,362
The Okinawa Electric Power Company, Inc.	16,664	216,593
The Pack Corp.	5,400	144,368
The San-In Godo Bank, Ltd.	56,000	291,475
The Shibusawa Warehouse Company, Ltd. (B)	3,500	69,007
The Shiga Bank, Ltd.	14,900	254,429
The Shikoku Bank, Ltd.	14,900	98,735
The Shimizu Bank, Ltd.	3,900	57,846
The Sumitomo Warehouse Company, Ltd.	20,776	337,637
The Taiko Bank, Ltd.	3,400	41,806
The Tochigi Bank, Ltd.	38,700	61,830
The Toho Bank, Ltd.	80,000	156,963
The Tohoku Bank, Ltd.	3,800	34,969
The Torigoe Company, Ltd.	5,900	42,049
The Tottori Bank, Ltd.	3,400	34,786
The Towa Bank, Ltd.	14,100	64,185
The Yamagata Bank, Ltd.	11,500	90,230
The Yamanashi Chuo Bank, Ltd.	12,851	97,827
The Zenitaka Corp.	600	22,519
Tigers Polymer Corp.	6,500	25,931
TKC Corp.	7,600	259,893
Toa Corp. (Hyogo)	10,500	80,311
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	68

	Shares	Value
Japan (continued)
Toa Corp. (Tokyo)	6,600	$138,116
Toa Oil Company, Ltd.	3,500	83,411
TOA ROAD Corp.	1,500	62,565
Toabo Corp.	3,800	14,849
Toagosei Company, Ltd.	36,400	415,886
Toba, Inc.	800	18,249
Tobila Systems, Inc.	900	10,949
Tobishima Corp.	8,220	81,533
TOC Company, Ltd.	16,400	96,945
Tocalo Company, Ltd.	20,100	243,592
Toda Corp.	23,600	172,282
Toda Kogyo Corp. (A)	800	22,870
Toell Company, Ltd.	3,900	30,404
Toenec Corp.	3,200	107,452
Togami Electric Manufacturing Company, Ltd.	600	10,024
Toho Acetylene Company, Ltd.	900	13,229
Toho Company, Ltd. (A)	3,700	54,832
Toho Holdings Company, Ltd.	18,300	317,657
Toho Titanium Company, Ltd.	13,200	136,845
Toho Zinc Company, Ltd.	5,500	101,442
Tohoku Steel Company, Ltd.	500	7,667
Tohokushinsha Film Corp.	6,700	40,618
Tokai Corp.	7,600	163,036
TOKAI Holdings Corp.	33,300	277,424
Tokai Lease Company, Ltd.	300	4,427
Tokai Rika Company, Ltd.	20,200	293,869
Tokai Tokyo Financial Holdings, Inc.	71,700	259,142
Token Corp.	2,750	261,789
Tokushu Tokai Paper Company, Ltd.	3,600	146,411
Tokuyama Corp.	22,300	445,304
Tokyo Base Company, Ltd. (A)	7,500	41,414
Tokyo Electron Device, Ltd. (B)	3,000	151,114
Tokyo Energy & Systems, Inc.	8,900	85,385
Tokyo Keiki, Inc.	4,200	38,794
Tokyo Kiraboshi Financial Group, Inc.	11,358	168,457
Tokyo Rakutenchi Company, Ltd.	1,200	44,958
Tokyo Rope Manufacturing Company, Ltd. (A)	1,700	15,919
Tokyo Sangyo Company, Ltd.	6,600	42,324
Tokyo Seimitsu Company, Ltd.	13,600	594,064
Tokyo Steel Manufacturing Company, Ltd.	36,800	397,484
Tokyo Tekko Company, Ltd.	3,500	49,510
Tokyo Theatres Company, Inc. (A)	2,400	27,161
Tokyotokeiba Company, Ltd.	5,000	191,599
Tokyu Construction Company, Ltd.	33,100	225,634
69	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Tokyu Recreation Company, Ltd.	800	$34,585
Toli Corp.	17,800	37,842
Tomato Bank, Ltd.	3,200	31,467
Tomen Devices Corp.	900	40,448
Tomoe Corp.	7,600	31,893
Tomoe Engineering Company, Ltd.	3,100	66,439
Tomoegawa Company, Ltd. (A)	400	3,290
Tomoku Company, Ltd.	4,200	72,819
TOMONY Holdings, Inc.	54,300	159,253
Tomy Company, Ltd.	33,800	331,531
Tonami Holdings Company, Ltd.	2,200	95,217
Topcon Corp.	37,400	634,819
Toppan Forms Company, Ltd.	18,000	168,655
Topre Corp.	13,100	159,441
Topy Industries, Ltd.	5,700	61,375
Torex Semiconductor, Ltd.	500	11,991
Toridoll Holdings Corp.	13,900	293,418
Torii Pharmaceutical Company, Ltd.	4,700	124,189
Torishima Pump Manufacturing Company, Ltd.	8,000	68,781
Tosei Corp.	13,400	141,473
Toshiba TEC Corp. (A)	6,200	265,224
Tosho Company, Ltd.	1,700	25,873
Totech Corp.	2,000	47,250
Totetsu Kogyo Company, Ltd.	8,800	196,488
Totoku Electric Company, Ltd.	500	12,273
Toukei Computer Company, Ltd.	600	26,440
Tow Company, Ltd.	17,600	50,956
Towa Corp.	6,800	167,891
Towa Pharmaceutical Company, Ltd.	10,200	273,430
Toyo Construction Company, Ltd.	31,300	160,223
Toyo Corp.	8,200	89,159
Toyo Denki Seizo KK	3,100	30,876
Toyo Engineering Corp. (A)(B)	11,300	91,342
Toyo Gosei Company, Ltd.	1,800	247,794
Toyo Ink SC Holdings Company, Ltd.	13,100	240,806
Toyo Kanetsu KK	3,100	69,930
Toyo Logistics Company, Ltd.	6,100	17,788
Toyo Machinery & Metal Company, Ltd.	6,200	27,998
Toyo Securities Company, Ltd.	30,000	40,314
Toyo Tanso Company, Ltd.	5,400	135,224
Toyo Wharf & Warehouse Company, Ltd.	1,900	25,576
Toyobo Company, Ltd.	30,306	375,337
TPR Company, Ltd.	10,600	143,107
Traders Holdings Company, Ltd.	6,220	18,747
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	70

	Shares	Value
Japan (continued)
Trancom Company, Ltd.	2,500	$189,826
Trans Genic, Inc.	4,600	24,183
Transaction Company, Ltd.	3,700	36,445
Transcosmos, Inc.	2,000	62,462
Tri Chemical Laboratories, Inc.	7,200	228,713
Trinity Industrial Corp.	2,000	15,617
Trusco Nakayama Corp.	10,700	286,258
TS Tech Company, Ltd.	19,200	260,067
TSI Holdings Company, Ltd. (A)	24,305	68,406
Tsubaki Nakashima Company, Ltd.	14,200	199,382
Tsubakimoto Chain Company	9,500	292,846
Tsubakimoto Kogyo Company, Ltd.	1,400	46,906
Tsudakoma Corp. (A)	700	5,377
Tsugami Corp.	14,800	209,952
Tsukishima Kikai Company, Ltd.	9,900	104,008
Tsukuba Bank, Ltd.	31,600	50,241
Tsumura & Company	10,700	367,903
Tsurumi Manufacturing Company, Ltd.	6,300	98,440
Tsutsumi Jewelry Company, Ltd.	2,500	53,827
Tsuzuki Denki Company, Ltd.	2,100	33,939
TV Asahi Holdings Corp.	9,200	141,836
Tv Tokyo Holdings Corp.	3,100	58,619
TYK Corp.	6,400	18,825
UACJ Corp. (A)	11,871	294,561
Ube Industries, Ltd.	29,300	591,205
Ubicom Holdings, Inc.	2,100	57,447
Uchida Yoko Company, Ltd.	2,800	132,410
Ueki Corp.	1,200	16,186
ULS Group, Inc.	600	30,500
Ulvac, Inc.	13,900	748,736
Uniden Holdings Corp.	2,000	49,826
Union Tool Company	3,100	111,624
Unipres Corp.	12,500	103,618
UNIRITA, Inc.	700	11,568
United Arrows, Ltd. (A)	1,100	17,700
United Super Markets Holdings, Inc. (B)	20,800	206,748
UNITED, Inc.	3,400	51,386
Unitika, Ltd. (A)	23,900	75,687
Universal Entertainment Corp. (A)	8,900	196,850
UPR Corp.	500	9,896
Urbanet Corp. Company, Ltd.	3,800	10,602
Usen-Next Holdings Company, Ltd. (B)	2,900	80,954
User Local, Inc.	600	10,414
Ushio, Inc.	35,100	634,154
71	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
UT Group Company, Ltd.	8,700	$238,422
Utoc Corp.	6,900	33,911
UUUM Company, Ltd. (A)	1,200	15,240
Uzabase, Inc. (A)	4,100	88,198
V Technology Company, Ltd.	2,900	119,292
Valor Holdings Company, Ltd.	13,600	303,633
Valqua, Ltd.	7,100	137,770
Value HR Company, Ltd.	1,600	23,704
ValueCommerce Company, Ltd.	4,800	196,070
V-Cube, Inc.	2,400	39,357
Vector, Inc. (A)	9,700	90,437
Vega Corp Company, Ltd.	800	8,133
Vertex Corp.	1,440	39,684
Village Vanguard Company, Ltd. (A)	1,400	13,478
VINX Corp.	1,300	11,169
Vital KSK Holdings, Inc.	16,600	122,597
VT Holdings Company, Ltd.	29,100	142,410
Wacoal Holdings Corp.	14,900	313,088
Wacom Company, Ltd.	48,200	313,846
Waida Manufacturing Company, Ltd.	1,100	11,926
Wakachiku Construction Company, Ltd.	5,000	88,722
Wakamoto Pharmaceutical Company, Ltd. (A)	4,500	14,713
Wakita & Company, Ltd.	13,300	122,483
Warabeya Nichiyo Holdings Company, Ltd.	4,700	102,846
Waseda Academy Company, Ltd.	3,800	32,796
Watahan & Company, Ltd.	5,600	63,437
Watts Company, Ltd. (B)	4,400	35,410
WDB Holdings Company, Ltd.	3,600	111,704
Weathernews, Inc.	1,900	99,703
Welbe, Inc.	4,800	67,186
Wellnet Corp.	2,500	11,218
West Holdings Corp.	6,409	284,733
Will Group, Inc.	5,700	66,295
WILLs, Inc.	1,200	13,383
WIN-Partners Company, Ltd.	4,900	44,150
Wood One Company, Ltd.	3,600	36,199
World Company, Ltd.	8,900	112,634
World Holdings Company, Ltd.	3,900	92,113
Wow World, Inc.	1,000	15,171
Wowow, Inc.	2,400	52,149
Writeup Company, Ltd. (A)	500	14,941
Xebio Holdings Company, Ltd.	7,100	71,228
YAC Holdings Company, Ltd.	2,200	18,963
Yachiyo Industry Company, Ltd. (A)	2,500	13,853
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	72

	Shares	Value
Japan (continued)
Yagi & Company, Ltd.	800	$10,616
Yahagi Construction Company, Ltd.	9,700	64,681
Yaizu Suisankagaku Industry Company, Ltd.	2,900	25,524
YAKUODO Holdings Company, Ltd.	4,800	108,396
YAMABIKO Corp.	13,400	154,073
YAMADA Consulting Group Company, Ltd.	3,700	38,469
Yamaguchi Financial Group, Inc.	72,000	419,858
Yamaichi Electronics Company, Ltd.	8,400	126,085
YA-MAN, Ltd.	10,300	104,248
Yamashina Corp.	24,800	17,798
Yamatane Corp.	3,800	53,820
Yamato Corp.	7,700	53,737
Yamato International, Inc.	5,700	16,877
Yamato Kogyo Company, Ltd.	14,500	547,559
Yamaura Corp.	1,600	13,960
Yamaya Corp.	1,800	40,296
Yamazawa Company, Ltd.	1,800	28,157
Yamazen Corp.	21,500	213,872
Yaoko Company, Ltd.	4,300	278,996
Yashima Denki Company, Ltd.	4,800	43,232
Yasuda Logistics Corp.	7,200	61,929
Yasunaga Corp.	2,700	27,820
YE Digital Corp.	1,900	9,686
Yellow Hat, Ltd.	12,000	212,352
Yodogawa Steel Works, Ltd.	8,765	197,795
Yokogawa Bridge Holdings Corp.	12,100	246,172
Yokohama Reito Company, Ltd.	19,600	159,992
Yokowo Company, Ltd.	6,100	147,616
Yomeishu Seizo Company, Ltd.	2,800	46,779
Yondenko Corp.	1,600	49,428
Yondoshi Holdings, Inc.	6,459	102,968
Yonkyu Company, Ltd.	1,200	24,597
Yorozu Corp. (B)	7,800	84,429
Yoshimura Food Holdings KK (A)	4,200	28,854
Yotai Refractories Company, Ltd.	6,700	77,577
Yuasa Funashoku Company, Ltd.	1,100	30,283
Yuasa Trading Company, Ltd.	7,000	188,973
Yuken Kogyo Company, Ltd.	1,200	18,983
Yurtec Corp.	16,900	106,633
Yushin Precision Equipment Company, Ltd.	3,000	23,170
Yushiro Chemical Industry Company, Ltd.	3,700	39,818
Yutaka Giken Company, Ltd.	1,600	26,575
Zaoh Company, Ltd.	1,800	27,026
Zenrin Company, Ltd.	12,800	120,969
73	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
ZERIA Pharmaceutical Company, Ltd.	5,800	$113,970
Zuiko Corp.	4,400	36,768
Jersey, Channel Islands 0.2%		1,248,638
Atrium European Real Estate, Ltd. (A)	61,974	232,736
Centamin PLC	434,687	594,267
JTC PLC (D)	10,616	111,066
Sanne Group PLC	24,287	310,569
Liechtenstein 0.1%		480,596
Liechtensteinische Landesbank AG	5,332	313,478
VP Bank AG, Class A	1,489	167,118
Luxembourg 0.6%		5,067,813
APERAM SA	16,388	1,005,421
B&S Group Sarl (D)	4,110	42,463
Befesa SA (D)	10,167	824,534
Corestate Capital Holding SA (A)(B)	6,240	96,473
d’Amico International Shipping SA (A)	70,483	8,118
Global Fashion Group SA (A)	1,654	21,181
Grand City Properties SA	38,765	1,062,862
IVS Group SA (A)	5,204	37,376
L’Occitane International SA	96,500	328,087
SES SA	60,161	502,087
Shurgard Self Storage SA	4,902	293,620
Stabilus SA	9,102	716,064
Sword Group	2,454	129,527
Macau 0.0%		96,993
MECOM Power and Construction, Ltd. (B)	184,000	96,993
Malaysia 0.2%		1,637,512
Frencken Group, Ltd.	107,100	186,867
Lynas Rare Earths, Ltd. (A)	289,189	1,442,372
Pentamaster International, Ltd.	62,000	8,273
Malta 0.0%		11,508
Gaming Innovation Group, Inc. (A)	5,338	11,508
Monaco 0.0%		97,464
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (A)	1,142	97,464
Netherlands 2.7%		23,764,486
Aalberts NV	34,852	2,176,369
Accell Group NV (A)	7,022	334,884
AMG Advanced Metallurgical Group NV (B)	6,831	241,676
Amsterdam Commodities NV (A)	5,265	151,230
Arcadis NV	36,480	1,806,314
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	74

	Shares	Value
Netherlands (continued)
ASR Nederland NV	48,243	$2,204,453
Basic-Fit NV (A)(D)	12,628	589,722
BE Semiconductor Industries NV	24,555	2,234,435
Beter Bed Holding NV (A)	4,223	29,557
Boskalis Westminster	27,669	910,826
Brack Capital Properties NV (A)	924	110,686
Brunel International NV	9,698	128,165
Corbion NV	20,761	1,117,235
Flow Traders (D)	12,423	506,277
ForFarmers NV	13,376	70,290
Fugro NV (A)	25,819	256,091
GrandVision NV (D)	10,978	367,195
Heijmans NV	9,522	136,747
Hunter Douglas NV (A)	1,849	218,423
IMCD NV	12,200	2,403,162
Intertrust NV (A)(D)	28,072	435,208
Kendrion NV	5,119	145,661
Koninklijke BAM Groep NV (A)	68,896	227,584
Koninklijke Vopak NV	5,082	220,100
Lucas Bols NV (A)(D)	3,531	43,164
Nedap NV	1,772	127,247
OCI NV (A)	27,089	660,609
Ordina NV	37,525	152,435
PostNL NV	179,253	938,012
PPHE Hotel Group, Ltd. (A)	2,365	49,477
SBM Offshore NV	52,324	952,268
SIF Holding NV	1,808	34,557
Signify NV (D)	40,756	2,283,259
Sligro Food Group NV (A)	9,045	255,149
TKH Group NV	14,187	869,439
TomTom NV (A)	23,460	187,803
Van Lanschot Kempen NV (B)	6,530	188,777
New Zealand 0.6%		5,317,029
Air New Zealand, Ltd. (A)	159,355	169,582
Arvida Group, Ltd.	125,649	184,113
Briscoe Group, Ltd.	11,818	54,083
Chorus, Ltd.	113,231	560,720
Comvita, Ltd. (A)	3,159	8,037
Delegat Group, Ltd.	6,801	69,701
Eroad, Ltd. (A)	5,969	26,507
Freightways, Ltd.	47,014	424,021
Genesis Energy, Ltd.	30,033	71,761
Gentrack Group, Ltd. (A)	9,421	13,072
75	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
New Zealand (continued)
Hallenstein Glasson Holdings, Ltd.	15,335	$78,498
Heartland Group Holdings, Ltd.	174,002	281,235
Infratil, Ltd.	56,633	298,516
Investore Property, Ltd.	79,415	112,926
Kathmandu Holdings, Ltd.	152,310	145,940
NEW Zealand King Salmon Investments, Ltd. (A)	10,031	10,107
NZME, Ltd. (A)(B)	72,696	49,094
NZX, Ltd.	70,162	90,932
Oceania Healthcare, Ltd.	105,934	117,421
Pacific Edge, Ltd. (A)	105,378	105,577
PGG Wrightson, Ltd.	1,878	5,074
Pushpay Holdings, Ltd. (A)	136,920	170,923
Restaurant Brands New Zealand, Ltd. (A)	9,960	112,295
Sanford, Ltd. (A)	22,753	71,185
Scales Corp., Ltd.	29,692	104,864
Serko, Ltd. (A)	10,833	60,945
Skellerup Holdings, Ltd.	44,514	170,914
SKY Network Television, Ltd. (A)	440,338	59,119
SKYCITY Entertainment Group, Ltd. (A)	196,248	450,352
Steel & Tube Holdings, Ltd.	21,933	17,337
Summerset Group Holdings, Ltd.	40,091	427,159
Synlait Milk, Ltd. (A)	21,479	50,079
The New Zealand Refining Company, Ltd. (A)	43,399	28,165
The Warehouse Group, Ltd.	25,288	66,086
Tourism Holdings, Ltd. (A)	30,975	52,730
TOWER, Ltd.	151,324	74,620
Trustpower, Ltd.	10,579	59,417
Turners Automotive Group, Ltd.	13,978	42,687
Vista Group International, Ltd. (A)	57,676	98,349
Z Energy, Ltd.	130,629	322,886
Norway 0.8%		7,322,719
ABG Sundal Collier Holding ASA	136,334	145,889
AF Gruppen ASA	1,294	28,810
Akastor ASA (A)	61,659	40,540
Aker Solutions ASA (A)	50,761	93,875
American Shipping Company ASA (A)	18,608	64,482
ArcticZymes Technologies ASA (A)	6,011	61,310
Atea ASA (A)	26,337	536,795
Avance Gas Holding, Ltd. (D)	16,253	81,442
Axactor SE (A)	67,242	73,354
B2Holding ASA (A)	70,553	85,074
Bank Norwegian ASA (A)	47,936	566,838
Bonheur ASA	7,394	275,510
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	76

	Shares	Value
Norway (continued)
Borregaard ASA	33,447	$874,844
Bouvet ASA	1,830	13,466
BW Offshore, Ltd.	31,002	96,244
Crayon Group Holding ASA (A)(D)	4,662	89,503
DNO ASA (A)	75,188	68,188
Europris ASA (D)	50,683	358,136
Fjordkraft Holding ASA (D)	16,180	100,081
FLEX LNG, Ltd.	13,406	201,353
Frontline, Ltd.	22,062	155,402
Grieg Seafood ASA (A)	13,601	135,391
Hexagon Composites ASA (A)	32,197	121,732
Hunter Group ASA (A)	35,289	10,871
IDEX Biometrics ASA (A)	160,219	47,316
Itera ASA	21,736	38,262
Kid ASA (D)	6,004	88,653
Kitron ASA	31,896	70,218
Komplett Bank ASA	16,702	16,483
Medistim ASA	1,868	84,478
MPC Container Ships AS (A)	49,459	141,556
Multiconsult ASA (D)	1,951	44,641
Nordic Nanovector ASA (A)	14,098	37,328
Norske Skog ASA (A)(D)	6,564	24,524
Norway Royal Salmon ASA	3,814	87,775
Norwegian Energy Company ASA (A)	2,432	38,546
NRC Group ASA (A)	5,750	12,237
Ocean Yield ASA	17,760	64,486
Odfjell Drilling, Ltd. (A)	35,662	79,716
Odfjell SE, A Shares (A)	7,780	24,566
Olav Thon Eiendomsselskap ASA (A)	5,227	127,222
Otello Corp. ASA (A)	37,135	143,300
Pareto Bank ASA	3,777	23,710
PCI Biotech Holding ASA (A)	4,382	10,210
PGS ASA (A)	150,095	74,151
Protector Forsikring ASA	28,159	317,247
Q-Free ASA (A)	16,307	16,357
SATS ASA (A)	4,176	10,566
Selvaag Bolig ASA	16,229	113,958
Solon Eiendom ASA (A)	5,646	25,987
Sparebank 1 Oestlandet	760	10,908
Sparebank 1 Sorost-Norge	6,237	36,168
SpareBank 1 SR-Bank ASA	4,185	56,444
Sparebanken More	579	25,780
TGS ASA	31,150	345,031
Treasure ASA	15,273	28,982
77	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Norway (continued)
Ultimovacs ASA (A)	1,760	$19,193
Veidekke ASA	32,981	423,416
Vow ASA (A)	7,259	27,980
Vow Green Metals AS (A)	7,259	5,786
Wallenius Wilhelmsen ASA (A)	28,610	113,253
Wilh Wilhelmsen Holding ASA, Class A	4,882	106,736
XXL ASA (A)(D)	37,894	80,419
Peru 0.0%		223,786
Hochschild Mining PLC	107,762	223,786
Philippines 0.0%		35,482
Del Monte Pacific, Ltd.	136,300	35,482
Portugal 0.3%		2,723,716
Altri SGPS SA	33,463	222,763
Banco Comercial Portugues SA (A)	3,603,145	557,327
Corticeira Amorim SGPS SA	1,712	23,462
CTT-Correios de Portugal SA	37,215	201,924
Greenvolt-Energias Renovaveis SA (A)	608	3,834
Mota-Engil SGPS SA (A)(B)	23,312	37,141
NOS SGPS SA	97,996	413,117
Novabase SGPS SA (A)	4,612	25,046
REN - Redes Energeticas Nacionais SGPS SA	169,118	495,319
Sonae SGPS SA	349,624	380,693
The Navigator Company SA	97,510	363,090
Russia 0.0%		244,215
Petropavlovsk PLC (A)(B)	844,260	244,215
Singapore 1.2%		10,982,157
Accordia Golf Trust (C)	316,900	0
AEM Holdings, Ltd.	54,900	168,770
Amara Holdings, Ltd. (A)	80,000	21,717
Ascendas India Trust	293,100	315,763
Avarga, Ltd.	74,200	15,963
Banyan Tree Holdings, Ltd. (A)	78,000	18,529
Best World International, Ltd. (A)(C)	84,600	49,208
BOC Aviation, Ltd. (D)	37,800	283,375
Bonvests Holdings, Ltd.	36,400	25,970
Boustead Projects, Ltd.	28,557	20,680
Boustead Singapore, Ltd.	104,189	77,477
BRC Asia, Ltd.	15,100	16,831
Bukit Sembawang Estates, Ltd.	56,200	205,264
BW Energy, Ltd. (A)	10,713	34,389
BW LPG, Ltd. (D)	25,361	135,035
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	78

	Shares	Value
Singapore (continued)
Centurion Corp., Ltd. (A)	85,000	$21,138
China Aviation Oil Singapore Corp., Ltd.	97,600	69,954
China Sunsine Chemical Holdings, Ltd.	152,100	55,367
Chip Eng Seng Corp., Ltd.	193,300	62,515
Chuan Hup Holdings, Ltd.	109,000	19,066
ComfortDelGro Corp., Ltd.	628,200	754,919
COSCO Shipping International Singapore Company, Ltd. (A)	479,800	101,521
Creative Technology, Ltd. (A)	11,500	21,243
CSE Global, Ltd.	136,600	47,683
CW Group Holdings, Ltd. (A)(C)	135,000	3,208
Dasin Retail Trust	49,600	16,045
Delfi, Ltd.	88,200	53,022
Ezion Holdings, Ltd. (A)(C)	1,126,020	36,014
Ezra Holdings, Ltd. (A)(C)	438,996	898
Far East Orchard, Ltd.	58,394	46,374
First Resources, Ltd.	175,200	191,250
Food Empire Holdings, Ltd.	72,000	41,180
Fragrance Group, Ltd. (A)	200,000	20,323
Fraser and Neave, Ltd.	82,900	86,488
Fu Yu Corp., Ltd.	142,200	30,646
Gallant Venture, Ltd. (A)	264,000	25,360
Geo Energy Resources, Ltd.	105,900	18,455
GK Goh Holdings, Ltd.	21,000	17,508
Golden Agri-Resources, Ltd.	2,139,900	365,121
Golden Energy & Resources, Ltd. (A)	67,800	15,611
GSH Corp., Ltd. (A)	51,600	7,061
GuocoLand, Ltd.	115,100	140,273
Halcyon Agri Corp., Ltd. (A)	88,757	15,529
Haw Par Corp., Ltd.	37,100	359,348
Hiap Hoe, Ltd.	38,000	19,435
Ho Bee Land, Ltd.	62,200	129,816
Hong Fok Corp., Ltd.	123,036	72,666
Hong Leong Asia, Ltd.	70,600	44,291
Hong Leong Finance, Ltd.	105,300	189,580
Hotel Grand Central, Ltd.	48,457	37,070
HRnetgroup, Ltd.	75,200	44,678
Hwa Hong Corp., Ltd.	55,000	12,278
Hyflux, Ltd. (A)(B)	154,800	1,548
iFAST Corp., Ltd.	38,400	239,328
IGG, Inc.	343,000	327,599
Indofood Agri Resources, Ltd. (A)	58,100	13,151
InnoTek, Ltd.	20,500	12,244
Japfa, Ltd.	168,520	88,955
k1 Ventures, Ltd. (A)(C)	36,000	0
79	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Singapore (continued)
Kenon Holdings, Ltd.	7,051	$276,412
Keppel Infrastructure Trust	1,282,655	515,176
KSH Holdings, Ltd.	32,400	8,546
Low Keng Huat Singapore, Ltd.	64,000	21,813
Metro Holdings, Ltd.	151,300	85,696
Micro-Mechanics Holdings, Ltd.	5,200	12,605
Midas Holdings, Ltd. (A)(B)(C)	249,000	30,226
NetLink NBN Trust	437,900	315,701
NSL, Ltd.	29,000	17,226
OM Holdings, Ltd. (A)	69,157	39,925
OUE, Ltd.	101,600	104,902
Oxley Holdings, Ltd.	404,541	67,492
Pacific Century Regional Developments, Ltd.	52,900	16,129
Pan-United Corp., Ltd.	68,750	16,103
Place Holdings, Ltd. (A)	168,500	13,939
Propnex, Ltd.	7,700	10,516
Q&M Dental Group Singapore, Ltd.	48,100	26,258
QAF, Ltd.	59,334	40,800
Raffles Education Corp., Ltd. (A)	279,802	18,966
Raffles Medical Group, Ltd.	275,918	289,240
Razer, Inc. (A)(B)(D)	747,000	190,107
Riverstone Holdings, Ltd.	156,400	146,411
Roxy-Pacific Holdings, Ltd. (A)	95,550	28,828
SBS Transit, Ltd.	27,700	62,173
Sembcorp Industries, Ltd.	198,100	283,582
Sembcorp Marine, Ltd. (A)	1,972,713	124,162
Sheng Siong Group, Ltd.	203,300	228,388
SHS Holdings, Ltd. (A)	84,000	9,441
SIA Engineering Company, Ltd. (A)	102,600	162,159
SIIC Environment Holdings, Ltd.	412,280	57,614
Sinarmas Land, Ltd.	300,000	60,003
Sing Holdings, Ltd.	79,000	21,572
Sing Investments & Finance, Ltd.	28,600	31,462
Singapore Land Group, Ltd.	55,200	109,024
Singapore Post, Ltd.	520,800	253,477
Singapore Press Holdings, Ltd.	463,300	667,720
Singapore Shipping Corp., Ltd.	83,800	17,187
Stamford Land Corp., Ltd.	142,600	54,116
StarHub, Ltd.	185,200	167,693
Straits Trading Company, Ltd.	14,200	33,518
Swiber Holdings, Ltd. (A)(C)	128,250	6,239
The Hour Glass, Ltd.	68,900	73,052
Tuan Sing Holdings, Ltd.	156,396	57,967
UMS Holdings, Ltd.	115,450	148,936
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	80

	Shares	Value
Singapore (continued)
United Overseas Insurance, Ltd.	2,400	$12,494
UOB-Kay Hian Holdings, Ltd.	115,149	135,201
Vicom, Ltd.	26,000	39,055
Wee Hur Holdings, Ltd.	102,000	14,951
Wing Tai Holdings, Ltd.	113,217	153,122
XP Power, Ltd.	5,720	434,191
Yeo Hiap Seng, Ltd.	9,032	5,911
South Africa 0.1%		1,075,809
Investec PLC	101,798	428,226
Mediclinic International PLC (A)	150,271	647,583
Spain 2.1%		18,965,274
Acciona SA	4,485	729,173
Acerinox SA	55,946	762,486
Aedas Homes SA (D)	1,004	32,589
Alantra Partners SA	6,267	116,266
Almirall SA	25,952	440,815
Amper SA (A)(B)	307,165	65,933
Applus Services SA	49,354	481,281
Atresmedia Corp. de Medios de Comunicacion SA (A)	33,653	147,373
Audax Renovables SA (B)	25,087	56,932
Azkoyen SA	4,660	32,209
Banco de Sabadell SA (A)	1,344,516	958,513
Bankinter SA	223,987	1,310,869
Caja de Ahorros del Mediterraneo (A)(C)	1,684	0
Cia de Distribucion Integral Logista Holdings SA	17,212	373,673
CIE Automotive SA	24,201	696,025
Construcciones y Auxiliar de Ferrocarriles SA	7,952	341,244
Distribuidora Internacional de Alimentacion SA (A)	1,894,676	45,154
Ebro Foods SA	24,110	484,149
eDreams ODIGEO SA (A)	22,487	167,342
Elecnor SA	9,042	106,585
Enagas SA	58,769	1,337,741
Ence Energia y Celulosa SA (A)	57,514	171,526
Ercros SA (A)	37,769	148,777
Faes Farma SA	117,133	457,655
Fluidra SA	18,385	750,538
Fomento de Construcciones y Contratas SA	18,574	237,401
Gestamp Automocion SA (A)(D)	13,002	60,474
Global Dominion Access SA (D)	40,194	213,575
Grupo Catalana Occidente SA	14,843	562,144
Grupo Empresarial San Jose SA (B)	8,498	50,591
Grupo Ezentis SA (A)(B)	65,836	27,868
Iberpapel Gestion SA	2,945	68,277
81	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Spain (continued)
Indra Sistemas SA (A)	50,727	$547,286
Laboratorios Farmaceuticos Rovi SA	4,986	311,964
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	223,987	473,370
Mapfre SA	201,409	434,614
Mediaset Espana Comunicacion SA (A)	48,282	294,532
Melia Hotels International SA (A)	33,595	234,980
Metrovacesa SA (A)(D)	5,502	47,441
Miquel y Costas & Miquel SA	6,049	120,660
Neinor Homes SA (A)(D)	11,125	158,763
Obrascon Huarte Lain SA (A)	65,482	47,838
Oryzon Genomics SA (A)	5,490	22,652
Pharma Mar SA	4,873	419,838
Prim SA	3,271	56,583
Promotora de Informaciones SA, Class A (A)	66,046	50,084
Prosegur Cash SA (D)	18,021	17,411
Prosegur Cia de Seguridad SA	88,397	287,769
Realia Business SA (A)	115,998	97,964
Renta 4 Banco SA	1,156	12,001
Sacyr SA (B)	167,418	413,633
Solaria Energia y Medio Ambiente SA (A)	24,393	484,142
Talgo SA (A)(D)	28,797	156,962
Tecnicas Reunidas SA (A)(B)	9,565	92,027
Tubacex SA (A)	47,684	83,529
Unicaja Banco SA (D)	545,989	503,743
Vidrala SA	6,601	763,453
Viscofan SA	13,523	955,220
Vocento SA (A)	21,446	27,233
Zardoya Otis SA	62,790	414,404
Sweden 3.8%		33,707,515
AcadeMedia AB (D)	30,274	275,452
AddLife AB, B Shares	13,696	552,196
AddNode Group AB	8,634	405,299
AddTech AB, B Shares	8,125	170,553
AFRY AB	11,263	378,337
Alimak Group AB (D)	14,034	248,178
Ambea AB (D)	4,187	32,082
Annehem Fastigheter AB, B Shares (A)	9,576	45,571
AQ Group AB (A)	759	29,727
Arise AB (A)	3,811	18,227
Arjo AB, B Shares	76,627	983,023
Atrium Ljungberg AB, B Shares	9,063	223,130
Attendo AB (A)(D)	43,122	213,299
Balco Group AB (A)	884	13,567
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	82

	Shares	Value
Sweden (continued)
Beijer Alma AB	14,313	$366,219
Beijer Electronics Group AB (A)	9,584	68,513
Bergman & Beving AB	10,573	212,158
Besqab AB	2,865	54,619
Betsson AB, B Shares (A)	42,456	403,213
BHG Group AB (A)	7,065	119,573
Bilia AB, A Shares	25,661	515,616
BioGaia AB, B Shares	6,241	365,422
Biotage AB	19,960	558,370
Bjorn Borg AB (A)	1,367	6,424
Bonava AB, B Shares	29,697	315,575
Boozt AB (A)(D)	7,557	154,158
Boule Diagnostics AB	1,772	11,470
Bravida Holding AB (D)	55,637	883,786
Bufab AB	13,625	521,121
Bulten AB	5,708	60,755
Bure Equity AB	15,123	705,955
Byggmax Group AB	28,000	248,274
Catella AB	3,131	13,627
Catena AB	10,461	676,113
Cellavision AB	1,922	102,094
Clas Ohlson AB, B Shares (A)(B)	9,715	115,608
Cloetta AB, B Shares	82,385	285,085
Collector AB (A)	6,689	30,322
Coor Service Management Holding AB (D)	16,728	169,716
Corem Property Group AB, B Shares	192,725	573,371
Dios Fastigheter AB	31,221	367,941
Doro AB (A)	6,824	50,377
Duni AB (A)	13,661	183,307
Dustin Group AB (D)	23,623	268,426
Eastnine AB	8,575	142,751
Elanders AB, B Shares	3,277	61,290
Electrolux Professional AB, B Shares (A)	37,272	291,348
Eltel AB (A)(D)	12,277	27,714
Enea AB (A)	7,901	203,362
Episurf Medical AB, B Shares (A)	25,209	10,454
eWork Group AB	1,387	17,336
Fagerhult AB	23,698	219,246
Fastighets AB Trianon	958	27,482
FastPartner AB, A Shares (B)	7,767	125,799
FastPartner AB, D Shares	1,103	10,653
Ferronordic AB	548	15,549
Fingerprint Cards AB, B Shares (A)(B)	82,439	265,191
FormPipe Software AB	2,722	9,948
83	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Sweden (continued)
G5 Entertainment AB	317	$16,249
GARO AB	3,079	75,553
GHP Specialty Care AB	12,106	40,442
Granges AB	42,756	532,556
Green Landscaping Group AB (A)(D)	1,280	13,453
Haldex AB (A)	17,850	102,972
Heba Fastighets AB, Class B	11,913	216,191
Hexatronic Group AB	6,960	210,635
HMS Networks AB	4,648	243,065
Hoist Finance AB (A)(D)	26,484	105,186
Humana AB (A)	17,267	144,071
Instalco AB	9,252	508,258
Inwido AB	27,851	546,255
ITAB Shop Concept AB (A)	7,377	14,202
JM AB	19,664	761,800
John Mattson Fastighetsforetagen AB (A)	1,426	31,057
Karnov Group AB	2,155	14,085
KNOW IT AB	8,357	324,100
Kungsleden AB	58,751	881,384
Lagercrantz Group AB, B Shares	68,039	934,049
LeoVegas AB (D)	15,080	66,539
Lime Technologies AB	653	30,277
Lindab International AB	27,981	789,872
Loomis AB	16,578	514,724
Mekonomen AB (A)	16,544	311,050
Micro Systemation AB, Class B	369	2,256
MIPS AB	6,450	719,123
Modern Times Group MTG AB, B Shares (A)(B)	36,780	524,782
Momentum Group AB, Class B	10,018	246,002
Munters Group AB (D)	11,674	107,461
Mycronic AB	19,348	597,540
NCAB Group AB	662	46,539
NCC AB, B Shares	17,214	308,228
Nederman Holding AB	5,899	122,355
Nelly Group AB (A)	4,136	17,003
Net Insight AB, B Shares (A)	57,222	22,292
New Wave Group AB, B Shares (A)	21,560	340,407
Nobia AB	40,167	325,936
Nobina AB (D)	34,351	315,122
Nolato AB, B Shares	74,400	860,427
Nordic Waterproofing Holding AB	9,734	244,053
Note AB (A)	2,132	33,907
NP3 Fastigheter AB	14,544	374,106
Nyfosa AB	62,366	963,308
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	84

	Shares	Value
Sweden (continued)
OEM International AB, B Shares	16,071	$278,168
Orexo AB (A)	2,352	9,945
Pandox AB (A)	14,287	237,019
Peab AB, Class B	24,714	295,844
Platzer Fastigheter Holding AB, Series B	22,159	436,733
Prevas AB, B Shares	1,258	14,789
Pricer AB, B Shares	39,488	155,406
Proact IT Group AB	11,427	100,788
Qliro AB (A)	4,136	16,628
Ratos AB, B Shares	117,755	779,073
RaySearch Laboratories AB (A)	9,341	76,666
Resurs Holding AB (D)	53,512	273,196
Rottneros AB	39,993	53,771
SAS AB (A)(B)	925,700	206,870
Scandi Standard AB	16,774	114,864
Scandic Hotels Group AB (A)(B)(D)	40,540	159,034
Sectra AB, B Shares (A)	6,997	707,300
Semcon AB	4,746	67,535
Sensys Gatso Group AB (A)	223,958	31,478
Sintercast AB	608	10,294
SkiStar AB (A)	15,355	324,171
Softronic AB, B Shares	3,851	12,132
Starbreeze AB (A)	95,472	15,913
Stendorren Fastigheter AB (A)	1,585	49,433
Systemair AB	9,025	371,237
Tethys Oil AB	3,046	17,926
TF Bank AB	1,172	24,802
Troax Group AB	15,646	644,023
VBG Group AB, B Shares	6,568	149,820
Vitec Software Group AB, B Shares	2,428	140,453
Volati AB	1,139	19,561
Wihlborgs Fastigheter AB	36,553	889,799
Switzerland 6.9%		61,757,718
Adecco Group AG	1,033	57,463
Allreal Holding AG	5,130	1,079,949
ALSO Holding AG (A)	2,545	819,119
APG SGA SA (A)	514	124,877
Arbonia AG	17,476	362,758
Aryzta AG (A)	347,674	485,384
Ascom Holding AG (A)	6,329	100,533
Autoneum Holding AG (A)	1,174	224,605
Bachem Holding AG, Class B	1,701	1,245,697
Baloise Holding AG	1,525	243,180
85	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Switzerland (continued)
Banque Cantonale de Geneve, Bearer Shares	847	$155,405
Banque Cantonale Vaudoise	5,271	446,953
Belimo Holding AG	3,480	1,814,702
Bell Food Group AG	919	286,012
Bellevue Group AG	3,488	172,254
Berner Kantonalbank AG	1,951	435,808
BKW AG	7,486	868,223
Bobst Group SA (A)	3,690	339,628
Bossard Holding AG, Class A	2,262	760,822
Bucher Industries AG	2,707	1,369,591
Burckhardt Compression Holding AG	1,086	429,197
Burkhalter Holding AG	1,594	115,145
Bystronic AG	599	842,216
Calida Holding AG	2,395	118,913
Carlo Gavazzi Holding AG, Bearer Shares	231	64,440
Cavotec SA (A)	16,419	44,340
Cembra Money Bank AG	10,730	784,324
Cicor Technologies, Ltd. (A)	495	32,994
Cie Financiere Tradition SA, Bearer Shares	868	105,693
Clariant AG (A)	70,991	1,494,002
Coltene Holding AG (A)	1,519	219,163
Comet Holding AG	2,242	850,951
Daetwyler Holding AG, Bearer Shares	348	124,321
DKSH Holding AG	13,562	1,057,717
dormakaba Holding AG	1,021	736,883
Dottikon Es Holding AG (A)	600	202,937
Dufry AG (A)	19,265	1,038,751
EDAG Engineering Group AG (A)	3,415	47,682
EFG International AG (A)	41,392	326,516
Emmi AG	783	903,958
Energiedienst Holding AG	4,888	208,780
Evolva Holding SA (A)(B)	222,970	42,218
Feintool International Holding AG (A)	656	47,493
Fenix Outdoor International AG	1,483	244,319
Ferrexpo PLC	132,893	696,515
Flughafen Zurich AG (A)	7,003	1,164,297
Forbo Holding AG	388	830,559
Fundamenta Real Estate AG	3,596	77,341
Galenica AG (D)	17,196	1,347,071
GAM Holding AG (A)(B)	76,402	146,300
Georg Fischer AG	1,502	2,464,733
Gurit Holding AG, Bearer Shares	135	278,953
Helvetia Holding AG	12,955	1,483,705
Hiag Immobilien Holding AG	2,677	296,564
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	86

	Shares	Value
Switzerland (continued)
Highlight Communications AG, Bearer Shares (A)	4,309	$19,654
HOCHDORF Holding AG (A)	291	14,952
Huber + Suhner AG	6,529	585,725
Hypothekarbank Lenzburg AG	17	78,913
Implenia AG (A)	5,768	133,007
Ina Invest Holding AG (A)	1,963	39,813
Inficon Holding AG	649	814,137
Interroll Holding AG	262	1,164,394
Intershop Holding AG	559	378,585
Investis Holding SA	1,197	130,585
IWG PLC (A)	236,270	970,973
Jungfraubahn Holding AG (A)(B)	1,918	301,533
Kardex Holding AG	2,463	658,617
Komax Holding AG (A)(B)	896	253,569
Kongsberg Automotive ASA (A)	82,025	23,445
Kudelski SA, Bearer Shares (B)	14,739	67,160
Landis+Gyr Group AG (A)	3,210	245,464
Lastminute.com NV (A)	1,444	57,415
LEM Holding SA	182	469,176
Luzerner Kantonalbank AG	1,289	585,418
Medacta Group SA (A)(D)	810	126,611
Medartis Holding AG (A)(D)	964	133,379
Meier Tobler Group AG (A)	2,721	58,916
Metall Zug AG, B Shares	90	213,384
Mikron Holding AG (A)	1,756	14,042
Mobilezone Holding AG	15,596	219,996
Mobimo Holding AG (A)	2,533	893,313
Novavest Real Estate AG (A)	771	39,124
OC Oerlikon Corp. AG	74,439	830,478
Orascom Development Holding AG (A)(B)	6,368	78,248
Orell Fuessli AG	223	22,638
Orior AG	2,567	263,407
Phoenix Mecano AG, Bearer Shares	307	158,925
Plazza AG, Class A	228	83,186
PSP Swiss Property AG	16,489	2,211,731
Rieter Holding AG (A)	1,430	343,357
Romande Energie Holding SA	149	226,209
Schaffner Holding AG	273	86,781
Schweiter Technologies AG, Bearer Shares	437	670,700
Sensirion Holding AG (A)(D)	1,799	225,757
SFS Group AG	6,317	901,996
Siegfried Holding AG (A)	1,933	1,865,929
SIG Combibloc Group AG (A)	19,198	587,704
Softwareone Holding AG (A)	11,454	324,504
87	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Switzerland (continued)
St. Galler Kantonalbank AG, Class A	1,161	$540,104
Sulzer AG	7,405	1,116,083
Swiss Prime Site AG	12,634	1,351,915
Swiss Steel Holding AG (A)(B)	218,185	102,624
Swissquote Group Holding SA	3,479	656,786
Tecan Group AG	2,316	1,413,040
Thurgauer Kantonalbank	384	44,880
Tornos Holding AG (A)	3,182	25,173
TX Group AG (A)	974	113,892
u-blox Holding AG (A)	2,977	213,600
Valiant Holding AG	5,508	555,228
Valora Holding AG (A)	1,513	310,207
Varia US Properties AG	1,653	70,875
VAT Group AG (D)	8,879	3,718,971
Vaudoise Assurances Holding SA	408	206,534
Vetropack Holding AG	4,450	303,921
Von Roll Holding AG, Bearer Shares (A)	24,922	27,210
Vontobel Holding AG	11,145	1,043,416
VZ Holding AG	5,067	480,058
V-ZUG Holding AG (A)	900	143,640
Walliser Kantonalbank	1,001	112,764
Warteck Invest AG	79	209,674
Ypsomed Holding AG (B)	672	107,602
Zehnder Group AG	4,355	470,857
Zueblin Immobilien Holding AG (A)	324	9,907
Zug Estates Holding AG, B Shares	91	200,751
Zuger Kantonalbank AG, Bearer Shares	50	373,202
United Arab Emirates 0.0%		160,606
Lamprell PLC (A)	68,445	34,972
Network International Holdings PLC (A)(D)	20,212	108,934
Shelf Drilling, Ltd. (A)(D)	33,573	16,700
United Kingdom 13.7%		122,544,861
4imprint Group PLC	6,886	271,791
A.G. Barr PLC (A)	40,362	309,346
Advanced Medical Solutions Group PLC	35,119	128,610
Air Partner PLC	6,000	7,471
Airtel Africa PLC (D)	78,914	100,902
AJ Bell PLC	39,215	231,772
Alfa Financial Software Holdings PLC (D)	5,200	10,689
Alliance Pharma PLC	126,363	187,786
Allied Minds PLC (A)	61,129	20,351
Anglo Pacific Group PLC	67,662	125,542
Anglo-Eastern Plantations PLC	9,864	87,438
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	88

	Shares	Value
United Kingdom (continued)
AO World PLC (A)	9,865	$31,376
Appreciate Group PLC	35,409	12,949
Aptitude Software Group PLC	1,241	11,875
Arrow Global Group PLC (A)	26,887	112,807
Ascential PLC (A)	93,176	534,529
Ashmore Group PLC	105,627	580,496
Avon Protection PLC	13,037	337,696
Babcock International Group PLC (A)	183,895	918,318
Bakkavor Group PLC (D)	32,786	52,249
Balfour Beatty PLC	234,276	920,986
Beazley PLC (A)	206,218	1,109,135
Begbies Traynor Group PLC	38,310	75,329
Bellway PLC	34,743	1,683,786
Biffa PLC (A)(D)	74,678	401,207
Bloomsbury Publishing PLC	38,149	185,544
Bodycote PLC	76,912	1,020,963
boohoo Group PLC (A)	11,648	45,373
Braemar Shipping Services PLC	7,806	30,121
Brewin Dolphin Holdings PLC	121,582	665,547
Britvic PLC	91,533	1,228,146
Brooks Macdonald Group PLC	474	15,385
Bytes Technology Group PLC (A)	43,120	304,345
Cairn Energy PLC	215,741	571,466
Camellia PLC	87	7,892
Capita PLC (A)	296,230	199,404
Card Factory PLC (A)	136,843	118,659
CareTech Holdings PLC	19,375	171,584
Carillion PLC (A)(C)	114,263	15,065
Carr’s Group PLC	23,815	52,731
Castings PLC	13,200	67,646
Central Asia Metals PLC	34,984	120,416
Centrica PLC (A)	1,254,139	896,211
Charles Stanley Group PLC	5,789	40,650
Chemring Group PLC	105,376	482,167
Chesnara PLC	61,626	254,156
Cineworld Group PLC (A)	131,588	119,911
Circassia Group PLC (A)	16,959	8,925
Clarkson PLC	11,288	593,438
Clinigen Group PLC	22,321	192,138
Clipper Logistics PLC	32,137	360,952
Close Brothers Group PLC	56,404	1,195,177
CLS Holdings PLC	66,976	220,180
CMC Markets PLC (D)	55,565	319,745
Coats Group PLC	333,960	350,624
89	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Computacenter PLC	31,352	$1,268,271
Concentric AB	14,062	300,175
ContourGlobal PLC (D)	16,963	45,259
Costain Group PLC (A)	45,591	37,057
Countryside Properties PLC (A)(D)	179,569	1,389,790
Cranswick PLC	19,340	1,056,098
Crest Nicholson Holdings PLC (A)	107,888	622,121
CVS Group PLC (A)	18,950	647,950
Daily Mail & General Trust PLC, Class A	65,879	1,002,324
De La Rue PLC (A)	64,689	157,038
Debenhams PLC (A)(B)(C)	306,827	0
Devro PLC	70,427	216,462
DFS Furniture PLC	52,460	195,305
Dialight PLC (A)	10,395	54,249
Dialog Semiconductor PLC (A)	24,633	1,957,966
Dignity PLC (A)(B)	21,252	221,159
Diploma PLC	27,733	1,169,895
DiscoverIE Group PLC	29,764	410,814
Dixons Carphone PLC	375,642	721,524
Domino’s Pizza Group PLC	161,146	911,660
dotdigital Group PLC	58,741	229,020
Drax Group PLC	151,314	862,876
Dunelm Group PLC	32,552	575,353
DWF Group PLC (D)	15,420	24,528
easyJet PLC (A)	507	5,551
EKF Diagnostics Holdings PLC	106,847	120,296
Electrocomponents PLC	77,838	1,139,053
Elementis PLC (A)	180,432	380,991
EMIS Group PLC	18,782	356,652
Endeavour Mining PLC	57,112	1,395,603
EnQuest PLC (A)	492,057	171,011
Epwin Group PLC	19,976	32,390
Equiniti Group PLC (A)(D)	136,971	336,721
Ergomed PLC (A)	1,427	28,651
Esken, Ltd. (A)	117,527	22,507
Essentra PLC	113,656	453,445
Euromoney Institutional Investor PLC	44,560	633,359
FD Technologies PLC (A)	2,775	89,774
FDM Group Holdings PLC	28,133	495,042
Fevertree Drinks PLC	35,610	1,086,694
Firstgroup PLC (A)	533,298	661,955
Forterra PLC (D)	82,151	356,848
Foxtons Group PLC	98,524	73,215
Frasers Group PLC (A)	85,490	786,982
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	90

	Shares	Value
United Kingdom (continued)
Frontier Developments PLC (A)	4,607	$178,490
Fuller Smith & Turner PLC, Class A (A)	10,874	115,914
Funding Circle Holdings PLC (A)(D)	23,234	47,989
Future PLC	19,338	1,023,966
Galliford Try Holdings PLC	47,040	109,996
Games Workshop Group PLC	8,282	1,317,764
Gamesys Group PLC	23,885	605,982
Gamma Communications PLC	12,385	391,889
GB Group PLC	8,002	98,892
Gem Diamonds, Ltd.	43,118	38,573
Genel Energy PLC	61,282	113,680
Genuit Group PLC	85,251	929,772
Genus PLC	5,076	414,212
Gooch & Housego PLC	1,549	29,722
Goodwin PLC	1,823	77,099
Grainger PLC	242,462	1,066,743
Greggs PLC (A)	36,911	1,539,731
Gulf Keystone Petroleum, Ltd.	90,739	197,065
H&T Group PLC	64	265
Halfords Group PLC	66,664	333,624
Harbour Energy PLC (A)	12,851	63,136
Hays PLC (A)	559,083	1,223,933
Headlam Group PLC	33,700	239,468
Helical PLC	46,367	302,739
Helios Towers PLC (A)	34,801	83,705
Henry Boot PLC	36,616	138,384
Hill & Smith Holdings PLC	32,854	837,188
Hilton Food Group PLC	19,067	311,462
Hollywood Bowl Group PLC (A)	46,019	151,185
HomeServe PLC	1,638	21,090
Hunting PLC	55,986	161,415
Hyve Group PLC (A)	76,614	126,471
Ibstock PLC (D)	154,024	507,423
IDOX PLC	11,422	12,094
IG Group Holdings PLC	101,285	1,304,283
IMI PLC	82,904	2,078,950
Impax Asset Management Group PLC	7,399	120,207
Inchcape PLC	145,142	1,835,650
Indivior PLC (A)	204,919	547,799
IntegraFin Holdings PLC	56,787	452,624
International Personal Finance PLC (A)	112,833	229,679
iomart Group PLC	31,934	105,379
IP Group PLC	310,107	541,518
IQE PLC (A)	17,476	12,596
91	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
J.D. Wetherspoon PLC (A)	29,287	$447,901
James Fisher & Sons PLC	19,159	258,321
James Halstead PLC	10,853	85,685
JET2 PLC (A)	29,187	463,770
John Laing Group PLC (D)	131,318	723,683
John Menzies PLC (A)	26,768	120,022
John Wood Group PLC (A)	178,311	612,651
Johnson Service Group PLC (A)	88,694	180,148
Joules Group PLC (A)	1,304	4,545
Jupiter Fund Management PLC	169,823	623,009
Just Group PLC (A)	425,359	545,870
Kainos Group PLC	25,158	678,533
Keller Group PLC	30,737	422,517
Kier Group PLC (A)(B)	111,930	197,784
Kin & Carta PLC (A)	65,800	248,108
Lancashire Holdings, Ltd.	86,022	738,783
Learning Technologies Group PLC	69,844	219,959
Liontrust Asset Management PLC	6,812	220,274
Lookers PLC (A)	168,184	154,492
LSL Property Services PLC	33,235	215,936
Luceco PLC (D)	36,040	224,940
M&C Saatchi PLC (A)	32	61
Macfarlane Group PLC	1,728	3,309
Man Group PLC	559,207	1,661,308
Marks & Spencer Group PLC (A)	407,541	1,007,401
Marshalls PLC	78,827	876,858
Marston’s PLC (A)	244,595	290,984
McBride PLC (A)	58,943	63,628
Mears Group PLC (A)	41,935	125,746
Meggitt PLC (A)	160,510	1,832,041
Metro Bank PLC (A)	2,940	4,195
Micro Focus International PLC	36,049	220,472
Midwich Group PLC	2,530	21,071
Mitchells & Butlers PLC (A)	140,848	570,123
Mitie Group PLC (A)	489,675	510,144
MJ Gleeson PLC	19,340	221,195
Moneysupermarket.com Group PLC	173,036	603,374
Morgan Advanced Materials PLC	115,462	637,463
Morgan Sindall Group PLC	15,566	549,893
Morses Club PLC	5,182	5,272
Mortgage Advice Bureau Holdings, Ltd.	8,271	163,951
Motorpoint group PLC (A)	20,167	93,828
MP Evans Group PLC	6,022	59,255
N. Brown Group PLC (A)	58,390	42,955
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	92

	Shares	Value
United Kingdom (continued)
Naked Wines PLC (A)	8,393	$97,126
National Express Group PLC (A)	190,812	674,051
NCC Group PLC	114,776	509,938
Next Fifteen Communications Group PLC	16,604	240,409
Nichols PLC	1,774	32,127
Ninety One PLC	68,431	240,117
Norcros PLC	20,215	82,915
Numis Corp. PLC	26,686	137,452
On the Beach Group PLC (A)(D)	42,062	203,943
OSB Group PLC	81,196	569,637
Oxford Instruments PLC	21,779	784,890
PageGroup PLC (A)	118,349	1,026,915
Pan African Resources PLC	407,545	95,297
Pantheon Resources PLC (A)	33,186	27,256
Paragon Banking Group PLC	105,436	814,852
PayPoint PLC	22,715	221,590
Pendragon PLC (A)	507,217	132,406
Pennon Group PLC	20,293	348,583
Petrofac, Ltd. (A)(B)	90,291	130,805
Pets at Home Group PLC	179,710	1,237,521
Pharos Energy PLC (A)	103,615	28,497
Photo-Me International PLC (A)	110,712	105,835
Polar Capital Holdings PLC	22,271	269,098
Porvair PLC	10,112	91,985
Premier Foods PLC	275,473	458,511
Provident Financial PLC (A)	72,617	355,984
Purplebricks Group PLC (A)	17,199	13,496
PZ Cussons PLC	89,165	295,735
QinetiQ Group PLC	211,085	1,002,844
Quilter PLC (D)	639,531	1,329,270
Rank Group PLC (A)	69,151	169,299
Rathbone Brothers PLC	19,140	538,179
Reach PLC	142,054	799,406
Record PLC	16,553	19,739
Redcentric PLC	1,167	2,136
Redde Northgate PLC	68,991	414,234
Redrow PLC	99,138	968,741
Renew Holdings PLC	13,808	145,597
Renewi PLC (A)	32,464	244,378
Renishaw PLC	5,623	417,697
Ricardo PLC	19,037	99,688
River & Mercantile Group PLC	4,888	15,144
RM PLC	12,019	39,584
Robert Walters PLC	17,111	164,762
93	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Rotork PLC	319,702	$1,467,622
Royal Mail PLC	325,910	2,219,699
RPS Group PLC (A)	86,944	133,697
RWS Holdings PLC	58,948	526,460
S&U PLC	1,096	42,855
Sabre Insurance Group PLC (D)	56,606	171,970
Saga PLC (A)	41,405	203,359
Savills PLC	54,439	1,022,907
ScS Group PLC	4,496	18,576
Senior PLC (A)	155,861	379,657
Serco Group PLC	114,173	209,364
Serica Energy PLC	14,772	32,021
Severfield PLC	117,388	131,026
SIG PLC (A)	325,307	236,779
Smart Metering Systems PLC	17,727	235,024
Smiths News PLC	42,303	23,444
Softcat PLC	27,709	805,455
Spectris PLC	27,766	1,504,874
Speedy Hire PLC	222,589	212,017
Spire Healthcare Group PLC (A)(D)	99,139	320,618
Spirent Communications PLC	202,832	830,716
Sportech PLC (A)	21,102	11,390
SSP Group PLC (A)	210,302	789,264
Stagecoach Group PLC (A)	144,385	142,536
SThree PLC	43,418	311,378
Stock Spirits Group PLC	71,054	384,501
Stolt-Nielsen, Ltd.	5,746	71,619
Studio Retail Group PLC (A)	18,987	74,322
STV Group PLC	8,849	44,321
Superdry PLC (A)	17,005	81,032
Synthomer PLC	136,757	1,007,108
Tate & Lyle PLC	160,966	1,563,325
Tatton Asset Management PLC	9,513	67,328
TClarke PLC	22,432	40,679
Ted Baker PLC (A)	28,648	60,482
Telecom Plus PLC	23,239	329,363
Telit Communications PLC (A)	27,359	86,057
The Go-Ahead Group PLC (A)	17,259	223,664
The Gym Group PLC (A)(D)	50,921	199,166
The Parkmead Group PLC (A)	14,125	8,004
The Restaurant Group PLC (A)	170,186	282,688
The Vitec Group PLC	13,617	300,011
Thomas Cook Group PLC (A)(C)	415,078	0
Topps Tiles PLC (A)	62,375	63,338
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	94

	Shares	Value
United Kingdom (continued)
TORM PLC, Class A (A)	11,033	$85,393
TP Icap Group PLC	283,592	793,211
Travis Perkins PLC (A)	59,014	1,462,062
Treatt PLC	5,244	76,442
Trellus Health PLC (A)	6,575	5,200
Trifast PLC (A)	32,876	66,866
TT Electronics PLC	72,532	282,197
Tullow Oil PLC (A)	937,464	387,229
Tyman PLC	29,954	171,125
U & I Group PLC (A)	64,085	77,637
ULS Technology PLC (A)	8,708	9,572
Ultra Electronics Holdings PLC	25,811	1,138,018
Vectura Group PLC	264,094	595,093
Vertu Motors PLC (A)	137,576	102,165
Vesuvius PLC	86,307	667,016
Victrex PLC	30,736	1,121,349
Virgin Money UK PLC (A)	258,771	756,109
Vistry Group PLC	80,821	1,346,133
Vivo Energy PLC (D)	88,062	131,363
Volex PLC	43,306	247,276
Volution Group PLC	50,383	364,627
VP PLC	3,980	53,005
Watches of Switzerland Group PLC (A)(D)	29,389	410,599
Watkin Jones PLC	52,982	173,342
WH Smith PLC (A)	41,205	926,136
Wickes Group PLC (A)	89,428	295,156
Wilmington PLC	8,311	25,365
Wincanton PLC	51,731	284,547
Xaar PLC (A)	24,649	76,565
Young & Company’s Brewery PLC (A)	1,071	13,695
Young & Company’s Brewery PLC, Class A (A)	4,864	107,308
Zotefoams PLC	1,955	11,840
United States 0.5%		4,312,928
Argonaut Gold, Inc. (A)	105,540	263,505
Arko Corp. (A)	7,296	75,445
Atlantic Sapphire ASA (A)	1,886	10,193
Aura Minerals, Inc.	700	8,533
Burford Capital, Ltd.	27,708	344,469
Diversified Energy Company PLC	25,946	39,856
Energy Fuels, Inc. (A)(B)	20,569	111,351
Frontage Holdings Corp. (A)(D)	48,000	32,274
Invesque, Inc. (A)(B)	13,800	33,672
Ovintiv, Inc.	11,577	315,198
95	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Primo Water Corp.	45,161	$802,528
PureTech Health PLC (A)	59,300	286,853
REC Silicon ASA (A)	90,960	165,417
Reliance Worldwide Corp., Ltd.	151,907	647,254
Samsonite International SA (A)(D)	115,800	242,657
Sims, Ltd.	63,065	692,953
Viemed Healthcare, Inc. (A)	1,216	7,795

Vobile Group, Ltd. (A)(B)	232,000	232,975
Preferred securities 0.4%		$3,613,369
(Cost $2,270,918)
Germany 0.4%		3,613,369
Biotest AG	6,823	277,738
Draegerwerk AG & Company KGaA	3,474	293,387
Fuchs Petrolub SE	23,684	1,199,330
Jungheinrich AG	18,475	997,751
Sixt SE	6,307	495,703
STO SE & Company KGaA	1,084	251,232
Villeroy & Boch AG	3,600	98,228
Rights 0.0%		$78,667
(Cost $44,296)
CA Immobilien Anlagen AG (Expiration Date: 5-3-49) (A)(C)(E)	26,605	62,828
FastPartner AB (Expiration Date: 9-7-21; Strike Price: SEK 81.00) (A)	8,870	24
Lai Sun Development Company, Ltd. (Expiration Date: 9-28-21; Strike Price: HKD 3.43) (A)	42,393	9,212
Sembcorp Marine, Ltd. (Expiration Date: 9-15-21; Strike Price: SGD 0.08) (A)	2,959,069	6,603
Warrants 0.0%		$15,522
(Cost $0)
APAC Resources, Ltd. (Strike Price: HKD 1.20) (A)(E)	36,434	1,124
Cenovus Energy, Inc. (Expiration Date: 1-1-26; Strike Price: CAD 6.54) (A)	891	4,075
Intek Group SpA (Expiration Date: 6-28-24; Strike Price: EUR 0.40) (A)	26,788	1,797
Treasury Metals, Inc. (Expiration Date: 8-7-23; Strike Price: CAD 1.50) (A)	2,119	504
Webuild SpA (Expiration Date: 8-2-30) (A)(E)	5,705	8,022

	Yield (%)	Shares	Value
Short-term investments 1.9%			$16,515,754
(Cost $16,506,359)
Short-term funds 1.9%			16,515,754
John Hancock Collateral Trust (F)	0.0356(G)	1,650,404	16,515,754

Total investments (Cost $667,543,555) 101.0%	$901,348,238
Other assets and liabilities, net (1.0%)	(8,606,617)
Total net assets 100.0%	$892,741,621

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	96

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Security Abbreviations and Legend
ADR	American Depositary Receipt
CVR	Contingent Value Right
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-21.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Strike price and/or expiration date not available.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(G)	The rate shown is the annualized seven-day yield as of 8-31-21.
97	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	31	Long	Sep 2021	$3,549,403	$3,642,345	$92,942
						$92,942
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $681,681,006. Net unrealized appreciation aggregated to $219,760,174, of which $290,458,749 related to gross unrealized appreciation and $70,698,575 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	98

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott

Andrew Arnott

President

Date: October 12, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

Andrew Arnott

President

Date: October 12, 2021

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: October 12, 2021